Supplement to Prospectus

HC Advisors Shares

Dated November 1, 2015

HC Capital Trust

The date of this Supplement is March 29, 2016

The Commodity Returns Strategy Portfolio:

At a meeting held on March 8, 2016, the Board of Trustees (the “Board”) for HC Capital Trust (the “Trust”) approved the engagement of Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”) as an investment advisory organization (“Specialist Manager”) to manage portions of the assets of The Commodity Returns Strategy Portfolio. Accordingly, effective March 29, 2016, the Prospectus is supplemented as shown below and related disclosures amended accordingly.

1. The following replaces the “Investment Subadvisers” section on page 45 of the Prospectus:

Investment Subadvisers

Cadence Capital Management LLC (“Cadence”), Mellon Capital Management Corporation (“Mellon Capital”), Parametric Portfolio Associates (“Parametric”), Pacific Investment Management Company LLC (“PIMCO”), Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”) and Wellington Management Company LLP (“Wellington Management”) are the Specialist Managers for the Portfolio.

2. The following is added to the “Portfolio Managers” section on page 45 of the Prospectus:

Vaughan Nelson: Steve Henriksen, Charles Ellis, Portfolio Manager and Blanca Garza-Bianco have co-managed the portion of the Portfolio allocated to Vaughan Nelson since March 2016.

3. The following replaces “Specialist Managers” introductory paragraph under “The Commodity Returns Strategy Portfolio” on page 123:

Specialist Managers. A portion of the Portfolio is managed in accordance with an “active management” approach, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Parametric, PIMCO, Vaughan Nelson and Wellington Management are currently responsible for implementing the active component of the Portfolio’s investment strategy. The remaining portion of the Portfolio is managed using “passive” or “index” investment approaches that are designed to approximate as closely as practicable, before expenses, the performance of the Portfolio’s benchmark index or one or more identifiable subsets or other portions of that index (see “Fund Management,” included later in this Prospectus). Cadence and Mellon Capital are currently responsible for implementing the passive component of the Portfolio’s investment strategy. Further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio’s assets are allocated among them appears in the “Specialist Manager Guide” included later in this Prospectus.

4. The following is added under “More Information About Fund Investments and Risks—The Commodity Returns Strategy Portfolio; Specialist Managers” beginning on page 125:

The Vaughan Nelson Investment Selection Process	In making investment decisions for the Portfolio, Vaughan Nelson employs bottom-up fundamental analysis and achieves flexibility in fixed income portfolio construction through sector rotation, duration/yield curve positioning and opportunistic trading efficiencies to produce a value-oriented portfolio of energy/commodity sector fixed income securities. Vaughan Nelson tries to emphasize capital preservation relative to other opportunities within its investment universe and, therefore, focuses on companies’ balance sheets, short-term liquidity and asset bases. The sell discipline is driven by a combination of factors, including the realization of the investment objective, new risks materializing, credit quality deterioration or a better relative value opportunity is uncovered.

5. The following replaces “The Commodity Returns Strategy Portfolio” paragraph under “Advisory Services-Specialist Managers” on page 151:

The Commodity Returns Strategy Portfolio – The Portfolio is managed by six Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures assume an estimated allocation of assets at March 29, 2016 of 28% Wellington Management Global Natural Resources strategy, 17% Wellington Management Commodity strategy, 3% Parametric, 16% PIMCO, 0% Cadence, 8% Vaughan Nelson and 28% Mellon Capital.

6. The following is added as a new section in the “Specialist Manager Guide” beginning before the last two paragraphs on page 182:

Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”) serves as a Specialist Manager of The Commodity Returns Strategy Portfolio. Vaughan Nelson is an indirect wholly-owned subsidiary of Natixis Global Asset Management SA, a French investment banking/financial services firm, of which a minority share of ownership is publicly traded on the Euronext exchange in Paris. Vaughan Nelson’s headquarters are located at 600 Travis Street, Suite 6300, Houston, Texas 77002. Founded in 1970, Vaughan Nelson is a registered investment adviser which has approximately $12.5 billion in assets under management as of December 31, 2015.

For its services with respect to the portion of The Commodity Returns Strategy Portfolio allocated to Vaughan Nelson from time to time (the “Account”), Vaughan Nelson shall receive a fee calculated at an annual rate and payable quarterly in arrears based on the Average Quarterly Net Assets of the Combined Assets (as defined below) of 0.35% of the first $25 million of the Combined Assets, 0.25% of the next $75 million of Combined Assets and 0.20% of the Combined Assets exceeding $100 million. For purposes of calculating fees, the term “Combined Assets” shall mean the sum of (i) the net assets of the Account; and (ii) the net assets of each other investment advisory account for which the Adviser serves as investment adviser and for which Vaughan Nelson provides portfolio management services (“Other Hirtle Accounts”) using the same strategies as employed for the Account. “Average Quarterly Net Assets” shall mean the average of the average daily net asset values of the Account and/or the average of the net asset values of the Other Hirtle Accounts, as the case may be, as of the last business day of each of the three months in the calendar quarter. During the fiscal year ended June 30, 2015, Vaughan Nelson was not allocated assets of The Commodity Returns Strategy Portfolio.

Day-to-day investment decisions for The Commodity Returns Strategy Portfolio are the responsibility of Steve Henriksen, Senior Portfolio Manager/ Director -Fixed Income Investments of Vaughan Nelson, Charles Ellis, Portfolio Manager and Blanca Garza-Bianco, Portfolio Manager, each a member of the Vaughan Nelson Fixed Investment team. Mr. Henriksen joined Vaughan Nelson in 1994. He received a B.A. from Louisiana State University and has over 33 years of investment management and research experience. Mr. Ellis joined Vaughan Nelson in 2003. He received a B.B.A. from Texas Tech University and has over 41 years of investment management and research experience. Ms. Garza-Bianco joined Vaughan Nelson in 1998. She received a B.A. from the University of Houston and an M.B.A. from the University of St. Thomas and has over 23 years of investment management and research experience.

The Core Fixed Income Portfolio, The Fixed Income Opportunity Portfolio, The U.S. Government Fixed Income Securities Portfolio, The Inflation Protected Securities Portfolio, The U.S. Corporate Fixed Income Securities Portfolio and The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio (the “Portfolios”):

The prospectus is supplemented to reflect a change in the portfolio managers for each of the Portfolios as shown below.

1. The following replaces the “Portfolio Managers” section of the Investment Subadviser regarding Mellon Capital Management Corporation (“Mellon Capital”) on page 67 of the Prospectus with respect to The Core Fixed Income Portfolio:

Mellon Capital: David C. Kwan and Gregg Lee have co-managed the portion of the Portfolio allocated to Mellon Capital since December, 2010 and Paul Benson has co-managed the portion of the Portfolio allocated to Mellon Capital since March 2016.

2. The following replaces the “Portfolio Managers” section of the Investment Subadviser regarding Mellon Capital Management Corporation (“Mellon Capital”) on page 74 of the Prospectus with respect to The Fixed Income Opportunity Portfolio:

Mellon Capital: David Kwan, John DiRe, Manual Hayes and Stephanie Shu have co-managed the portion of the Portfolio allocated to Mellon Capital since August, 2013 and Paul Benson has co-managed the portion of the Portfolio allocated to Mellon Capital since March 2016.

3. The following replaces the “Portfolio Managers” section of the Investment Subadviser regarding Mellon Capital Management Corporation (“Mellon Capital”) on page 78 of the Prospectus with respect to The U.S. Government Fixed Income Securities Portfolio:

Mellon Capital: David C. Kwan and Gregg Lee have co-managed the Portfolio since December, 2010 and Paul Benson has co-managed the Portfolio since March 2016.

4. The following replaces the “Portfolio Managers” section of the Investment Subadviser regarding Mellon Capital Management Corporation (“Mellon Capital”) on page 83 of the Prospectus with respect to The Inflation Protected Securities Portfolio:

Mellon Capital: David C. Kwan, CFA and Wyatt Cerny have co-managed the Portfolio since the Portfolio’s inception in February 2014 and Paul Benson has co-managed the Portfolio since March 2016.

5. The following replaces the “Portfolio Managers” section of the Investment Subadviser regarding Mellon Capital Management Corporation (“Mellon Capital”) on page 88 of the Prospectus with respect to The U.S. Corporate Fixed Income Securities Portfolio:

Mellon Capital: David C. Kwan, John DiRe, and Manuel Hayes have co-managed the portion of the Portfolio allocated to Mellon Capital since August 2013 and Paul Benson has co-managed the portion of the Portfolio allocated to Mellon Capital since March 2016.

6. The following replaces the “Portfolio Managers” section of the Investment Subadviser regarding Mellon Capital Management Corporation (“Mellon Capital”) on page 93 of the Prospectus with respect to The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio:

Mellon Capital: Mr. David C. Kwan and Mr. Gregg Lee have co-managed the Portfolio since December, 2012 and Paul Benson has co-managed the Portfolio since March 2016.

7. The following replaces the Mellon Capital Management Corporation section of the “Specialist Manager Guide” on page 175 of the Prospectus:

Mellon Capital Management Corporation (“Mellon Capital”) serves as a Specialist Manager for The Value Equity Portfolio, The Institutional Value Equity Portfolio, The Growth Equity Portfolio, The Institutional Growth Equity Portfolio, The Small Capitalization—Mid Capitalization Equity Portfolio, The Institutional Small Capitalization—Mid Capitalization Equity Portfolio, The Real Estate Securities Portfolio, The Commodity Returns Strategy Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio, The Core Fixed income Portfolio, The Fixed Income Opportunity Portfolio, The Inflation Protected Securities Portfolio and The U.S. Corporate Fixed Income Securities Portfolio. Mellon Capital, which was organized as a Delaware corporation in 1983, is headquartered at 50 Fremont Street, Suite 3900, San Francisco, CA 94105. Mellon Capital is a wholly-owned indirect subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”).

For its services to The Value Equity Portfolio, The Institutional Value Equity Portfolio, The Growth Equity Portfolio, The Institutional Growth Equity Portfolio, The Small Capitalization—Mid Capitalization Equity Portfolio and The Institutional Small Capitalization—Mid Capitalization Equity Portfolio, Mellon Capital receives a fee from each Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.065% so long as the aggregate assets allocated to Mellon Capital for all of its passive equity mandates (including accounts for other clients of the Adviser and certain of its affiliates besides the Trust) exceed $2 billion. Should these aggregate assets fall below $2 billion, the fee will be calculated at an annual rate of 0.075%. During the fiscal year ended June 30, 2015, Mellon Capital received fees of 0.065% of the average daily net assets for each portion of The Growth Equity Portfolio, The Institutional Growth Equity Portfolio, The Small Capitalization—Mid Capitalization Equity Portfolio and The Institutional Small Capitalization—Mid Capitalization Equity Portfolio allocated to Mellon Capital. Mellon Capital did not manage any assets of The Value Equity Portfolio and The Institutional Value Equity Portfolio during the fiscal year ended June 30, 2015.

For its services to The Real Estate Securities Portfolio and The Commodity Returns Strategy Portfolio, Mellon Capital receives a fee from each Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.10% so long as the aggregate assets allocated to Mellon Capital for all of its passive equity mandates (including accounts for other clients of the Adviser and certain of its affiliates besides the Trust) exceed $2 billion. Should these aggregate assets fall below $2 billion, the fee will be calculated at an annual rate of 0.11%. During the fiscal year ended June 30, 2015, Mellon Capital received fees of 0.10% of the average daily net assets for the portion of The Commodity Returns Strategy Portfolio allocated to Mellon Capital. Mellon Capital did not manage any assets of The Real Estate Securities Portfolio during the fiscal year ended June 30, 2015.

For its services to The International Equity Portfolio and The Institutional International Equity Portfolio, Mellon Capital receives a fee from each Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.10% for those assets allocated to developed markets strategies and at an annual rate of 0.13% for those assets allocated to emerging markets strategies, so long as the aggregate assets allocated to Mellon Capital for all of its passive equity mandates (including accounts for other clients of the Adviser and certain of its affiliates besides the Trust) exceed $2 billion. Should these aggregate assets fall below $2 billion, the fee will be calculated an annual rate of 0.11% for those assets allocated to developed markets strategies and at an annual rate of 0.15% for those assets allocated to emerging markets strategies. During the fiscal year ended June 30, 2015, Mellon received fees of 0.13% of the average daily net assets for each portion of The International Equity Portfolio and The Institutional International Equity Portfolio allocated to Mellon Capital.

For its services to The Emerging Markets Portfolio, Mellon Capital receives a fee from each Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.13% so long as the aggregate assets allocated to Mellon Capital for all of its passive equity mandates (including accounts for other clients of the Adviser and certain of its affiliates besides the Trust) exceed $2 billion. Should these aggregate assets fall below $2 billion, the fee will be calculated at an annual rate of 0.15%. The initial allocation to Mellon Capital is expected to exceed $2 billion. During the fiscal year ended June 30, 2015, Mellon Capital received fees of 0.13% of the average daily net assets for the portion of The Emerging Markets Portfolio allocated to Mellon Capital.

For its services to The Core Fixed Income Portfolio (for assets allocated to government and mortgage/asset backed securities strategies), The U.S. Government Fixed Income Securities Portfolio and The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio, Mellon Capital receives a fee, based on the average daily net asset value of that portion of the assets of each Portfolio managed by it, at an annual rate of 0.06%. During the fiscal year ended June 30, 2015, Mellon Capital received fees of 0.06% of the average daily net assets for each portion of The Core Fixed Income Portfolio, The U.S. Government Fixed Income Securities Portfolio and The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio allocated to Mellon Capital.

For its services to The Core Fixed Income Portfolio (for assets allocated to corporate securities strategies) and The U.S. Corporate Fixed Income Securities Portfolio, Mellon Capital receives a fee, based on the average daily net asset value of that portion of the assets of each Portfolio managed by it, at an annual rate of 0.15% of that portion of each Portfolio dedicated to investments in U.S. corporate fixed income securities. During the fiscal year ended June 30, 2015, Mellon Capital received fees of 0.15% of the average daily net assets for the portion of The Core Fixed Income Portfolio allocated (to corporate securities strategies) to Mellon Capital. Mellon Capital did not manage any assets in The U.S. Corporate Fixed Income Securities Portfolio during the fiscal year ended June 30, 2015.

For its services to The Fixed Income Opportunity Portfolio, Mellon Capital receives a fee, based on the average daily net asset value of that portion of the assets of the Portfolios managed by it, at an annual rate of 0.25%. During the fiscal year ended June 30, 2015, Mellon Capital was not allocated assets of The Fixed Income Opportunity Portfolio.

For its services to The Inflation Protected Securities Portfolio, Mellon Capital receives a fee from the Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of: 0.04% of the average daily net assets of that portion of the Account invested according to a domestic inflation-protected securities strategy; 0.07% of the average daily net assets of that portion of the Account invested according to a global inflation-protected securities strategy; and 0.13% of the average daily net assets of that portion of the Account invested according to an emerging markets inflation-protected securities strategy. During the period ended June 30, 2015, Mellon Capital received fees of 0.04% of the average daily net assets of The Emerging Markets Portfolio.

The Portfolio Managers for the Value Equity, Institutional Value Equity, Growth Equity, Institutional Growth Equity, Small Capitalization—Mid Capitalization Equity and Institutional Small Capitalization—Mid Capitalization Equity Portfolios are Karen Wong, William Cazalet, Ronald Gala and Kristin Crawford. The Portfolio Managers for the Real Estate Securities, Commodity Returns Strategy, International Equity, Institutional International Equity and Emerging Markets Portfolios are Karen Wong, William Cazalet, Peter Goslin and Kristin Crawford. The Portfolio Managers for The Inflation Protected Securities Portfolio are David C. Kwan, CFA, Paul Benson, CFA, CAIA and Wyatt Cerny.

Karen Q. Wong, CFA is a Managing Director and Head of Equity Portfolio Management at Mellon Capital. She has an M.B.A. and a B. S. from San Francisco State University. Ms. Wong has 15 years of investment experience with tenure of 14 years at Mellon Capital. Ms. Wong is the head of equity portfolio management responsible for overseeing all equity indexing strategies, including exchange traded funds (ETFs) and is responsible for refinement and implementation of the equity portfolio management process. She is a member of the Senior Management Committee, Investment Management Committee, Risk Management Committee, Fiduciary Committee, and Trade Management Oversight Committee. Prior to joining Mellon Capital she worked as a security analyst at Redwood Securities. She is member of the CFA Institute and the CFA Society of San Francisco and is also a member of S&P Index Advisory Panel and Russell Index Client Advisory Board.

William Cazalet, CAIA is a Managing Director and Head of Active Equity Portfolio Management at Mellon Capital. He has an M.S.M from Stanford University Graduate School of Business. and an M.A. from Cambridge University. Mr. Cazalet has 21 years of investment experience and joined Mellon Capital in 2013. Mr. Cazalet manages the entire team of portfolio managers and researchers for all U.S. and international active equity strategies.

Ronald Gala, CFA is a Managing Director, Team Leader and Senior Portfolio Manager for the Active Equity Strategies. Mr. Gala has 28 years of investment experience with tenure of 21 years between Mellon Capital and Mellon Equity Associates, LLP. He is a member and past president of the CFA Society of Pittsburgh and a member of the CFA Institute. He has an M.B.A. from the University of Pittsburgh and a B.S. from Duquesne University.

Kristin Crawford is a Director and Senior Portfolio Manager for the Active Equity Strategies. Ms. Crawford has 20 years of investment experience with tenure of 13 years between Mellon Capital and Franklin Portfolio Associates. She has an M.B.A. from Suffolk University and a B.S. from Smith College. Prior to joining Mellon Capital, she was a vice president and portfolio manager at Franklin Portfolio Associates.

Peter Goslin, CFA is a Director and Senior Portfolio Manager for the Active Equity Strategies. Mr. Goslin has 21 years of investment experience with tenure of 15 years at Mellon Capital. Mr. Goslin has an M.B.A. from the University of Notre Dame in Finance. Prior to joining Mellon Capital, Mr. Goslin was a derivatives trader and NASDAQ market maker for Merrill Lynch and ran Merrill’s Equity Index Option desk at the Chicago Mercantile Exchange.

Day-to-day investment decisions for the portions of The Core Fixed Income Portfolio and The U.S. Government Fixed Income Securities Portfolio allocated to Mellon Capital are the responsibility of David C. Kwan, CFA, Paul Benson, CFA, CAIA and Gregg Lee, CFA. Mr. Kwan is a Managing Director, Fixed Income Management of Mellon Capital with 24 years of investment experience at the firm. He earned both a B.S. and an M.B.A. at the University of California at Berkeley. Mr. Benson is Managing Director and Head of Fixed Income Portfolio Management at Mellon Capital with 20 years of investment experience and 10 years at the firm. He earned a B.A. at the University of Michigan at Ann Arbor. Mr. Lee is a Vice President, Senior Portfolio Manager at Mellon Capital with 25 years of finance and investment experience and 25 years at the firm. He earned a B.S. at University of California at Davis.

Day-to-day investment decisions for the portion of The Fixed Income Opportunity Portfolio allocated to Mellon Capital are the responsibility of David Kwan, John DiRe, Manual Hayes, Paul Benson and Stephanie Shu. Mr. Kwan is a Managing Director, Fixed Income Management of Mellon Capital with 24 years of investment experience at the firm. He earned both a B.S. and an M.B.A. at the University of California at Berkeley. Mr. DiRe is a Director, Senior Portfolio Manager with 21 years of investment experience and 10 years at the firm. He earned a B.S at the University of Illinois, Chicago and an M.B.A. at University of California at Los Angeles. Mr. Hayes is a Senior Portfolio Manager with 10 years investment experience and 5 years at the firm. He earned a B.S at the University of California at Berkeley. Mr. Benson is Managing Director and Head of Fixed Income Portfolio Management at Mellon Capital with 20 years of investment experience and 10 years at the firm. He earned a B.A. at the University of Michigan at Ann Arbor. Ms. Shu is a Director, Senior Portfolio Manager with 16 years of investment experience and 14 years at the firm. She earned a M.S. at Texas A&M University.

The Portfolio Managers for The Inflation Protected Securities Portfolio are David C. Kwan, CFA , Paul Benson, CFA, CAIA and Wyatt Cerny. Mr. Kwan is a Managing Director, Fixed Income Management of Mellon Capital with 24 years of investment experience at the firm. He earned both a B.S. and an M.B.A. at the University of California at Berkeley. Mr. Benson is Managing Director and Head of Fixed Income Portfolio Management at Mellon Capital with 20 years of investment experience and 10 years at the firm. He earned a B.A. at the University of Michigan at Ann Arbor. Mr. Cerny is a Portfolio Manager of Fixed Income Management of Mellon Capital with 6 years of investment experience at the firm. He earned his B.S. at Georgetown University.

Day-to-day investment decisions for the portion of The U.S. Corporate Fixed Income Securities Portfolio allocated to Mellon Capital are the responsibility of David C. Kwan, CFA, Paul Benson, CFA, CAIA , John DiRe, and Manual Hayes. Mr. Kwan is a Managing Director, Fixed Income Management of Mellon Capital with 24 years of investment experience at the firm. He earned both a B.S. and an M.B.A. at the University of California at Berkeley. Mr. Benson is Managing Director and Head of Fixed Income Portfolio Management at Mellon Capital with 20 years of investment experience and 10 years at the firm. He earned a B.A. at the University of Michigan at Ann Arbor. Mr. DiRe is a Director, Senior Portfolio Manager with 21 years of investment experience and 10 years at the firm. He earned a B.S at the University of Illinois, Chicago and an M.B.A. at University of California at Los Angeles. Mr. Hayes is a Senior Portfolio Manager with 10 years investment experience and 5 years at the firm. He earned a B.S at the University of California at Berkeley.

As of June 30, 2015, Mellon Capital had assets under management totaling approximately $392 billion, which includes overlay strategies.

The Emerging Markets Portfolio (the “Portfolio”) (From the Supplement Filed on February 18, 2016): The prospectus is supplemented to reflect the removal of Kirk Henry in the portfolio managers for the Portfolio as shown below.

1. The following replaces the “TBCAM” paragraph under the “Portfolio Managers” section of the Investment SubAdvisers, regarding the Portfolio on page 61 of the Prospectus:

TBCAM: Warren Skillman has managed the portion of the Portfolio allocated to TBCAM since March, 2010.

2. The following replaces the first two paragraphs of The Boston Company Asset Management LLC section of the “Specialist Manager Guide” on page 168 of the Prospectus:

The Boston Company Asset Management LLC (“TBCAM”) serves as a Specialist Manager for The Emerging Markets Portfolio. TBCAM is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act and is a wholly-owned subsidiary of The Bank of New York Mellon Corporation. TBCAM is headquartered at the One Boston Place, Boston, MA 02108. Mr. Warren Skillman is primarily responsible for the day-to-day management of the portion of the Portfolio’s assets allocated to TBCAM. As of June 30, 2015, TBCAM had total assets under management of approximately $44.4 billion in assets.

The International Equity Portfolio and Institutional International Equity Portfolio (the “Portfolios”) (From the Supplement Filed on February 18, 2016): The sections relating to the City of London Investment Management Company Limited (“CLIM”) Investment Selection Process under “More Information About Fund Investments and Risks; Specialist Managers” on page 128 for The International Equity Portfolio and page 131 for The Institutional International Equity Portfolio are each deleted in its entirety and replaced by the following:

The CLIM Investment Selection Process:

CLIM attempts to achieve above average long term performance with low relative volatility through active management of a portfolio consisting mostly of closed-end funds. Within sector allocation parameters set by the Adviser, CLIM uses a bottom-up stock selection process to identify a set of closed end funds that will provide the desired asset-class exposure. CLIM uses four main factors in selecting closed-end funds for purchase:

•       The historical, net performance of the closed-end fund in NAV terms, versus its benchmark (i.e. quality of exposure to the desired asset class);

•       The current discount to NAV of the fund compared to its historical average and its peer group and its potential to generate alpha;

•       The potential for the fund’s discount to NAV to narrow due to unitization (conversion to open-ended status), a share buyback program or some other form of corporate activity; and

•       Extraneous valuation factors such as rights issues, mergers or other event-driven situations that can be accretive to shareholders.

CLIM generally sells positions either to adjust asset allocations or because a superior investment opportunity has been identified.

The Value Equity Portfolio, The Institutional Value Equity Portfolio, The Growth Equity Portfolio, The Institutional Growth Equity Portfolio, The Small Capitalization—Mid Capitalization Equity Portfolio, The Institutional Small Capitalization—Mid Capitalization Equity Portfolio, The Real Estate Securities Portfolio, The Commodity Returns Strategy Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio, The Core Fixed Income Portfolio, The Fixed Income Opportunity Portfolio , The U.S. Government Fixed Income Securities Portfolio, The Inflation Protected Securities Portfolio, The U.S. Corporate Fixed Income Securities Portfolio and The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio, The Short-Term Municipal Bond Portfolio, The Intermediate Term Municipal Bond Portfolio and The Intermediate Term Municipal Bond II Portfolio (the “Portfolios”) (From the Supplement Filed on January 14, 2016): The prospectus is supplemented to reflect the addition of Scott Jacobson in the portfolio managers for each of the Portfolios as shown below.

1. The following replaces the “Portfolio Managers” section of the Investment Adviser, regarding The Value Equity Portfolio on page 6 of the Prospectus:

Thomas Cowhey, CFA and Brad Conger, CFA have managed the Portfolio since August, 2013. Scott Jacobson, CFA has managed the Portfolio since January, 2016.

2. The following replaces the “Portfolio Managers” section of the Investment Adviser, regarding The Institutional Value Equity Portfolio on page 11 of the Prospectus:

Thomas Cowhey, CFA and Brad Conger, CFA have managed the Portfolio since August, 2013. Scott Jacobson, CFA has managed the Portfolio since January, 2016.

3. The following replaces the “Portfolio Managers” section of the Investment Adviser, regarding The Growth Equity Portfolio on page 16 of the Prospectus:

Thomas Cowhey, CFA and Brad Conger, CFA have managed the Portfolio since August, 2013. Scott Jacobson, CFA has managed the Portfolio since January, 2016.

4. The following replaces the “Portfolio Managers” section of the Investment Adviser, regarding The Institutional Growth Equity Portfolio on page 22 of the Prospectus:

Thomas Cowhey, CFA and Brad Conger, CFA have managed the Portfolio since August, 2013. Scott Jacobson, CFA has managed the Portfolio since January, 2016.

5. The following replaces the “Portfolio Managers” section of the Investment Adviser, regarding The Small Capitalization—Mid Capitalization Equity Portfolio on page 27 of the Prospectus:

Thomas Cowhey, CFA and Brad Conger, CFA have managed the Portfolio since August, 2013. Scott Jacobson, CFA has managed the Portfolio since January, 2016.

6. The following replaces the “Portfolio Managers” section of the Investment Adviser, regarding The Institutional Small Capitalization—Mid Capitalization Equity Portfolio on page 32 of the Prospectus:

Thomas Cowhey, CFA and Brad Conger, CFA have managed the Portfolio since August, 2013. Scott Jacobson, CFA has managed the Portfolio since January, 2016.

7. The following replaces the “Portfolio Managers” section of the Investment Adviser, regarding The Real Estate Securities Portfolio on page 38 of the Prospectus:

Thomas Cowhey, CFA and Brad Conger, CFA have managed the Portfolio since August, 2013. Scott Jacobson, CFA has managed the Portfolio since January, 2016.

8. The following replaces the “Portfolio Managers” section of the Investment Adviser, regarding The Commodity Returns Strategy Portfolio on page 45 of the Prospectus:

Thomas Cowhey, CFA and Brad Conger, CFA have managed the Portfolio since August, 2013. Scott Jacobson, CFA has managed the Portfolio since January, 2016.

9. The following replaces the “Portfolio Managers” section of the Investment Adviser, regarding The International Equity Portfolio on page 50 of the Prospectus:

Thomas Cowhey, CFA and Brad Conger, CFA have managed the Portfolio since August, 2013. Scott Jacobson, CFA has managed the Portfolio since January, 2016.

10. The following replaces the “Portfolio Managers” section of the Investment Adviser, regarding The Institutional International Equity Portfolio on page 55 of the Prospectus:

Thomas Cowhey, CFA and Brad Conger, CFA have managed the Portfolio since August, 2013. Scott Jacobson, CFA has managed the Portfolio since January, 2016.

11. The following replaces the “Portfolio Managers” section of the Investment Adviser, regarding The Emerging Markets Portfolio on page 61 of the Prospectus:

Thomas Cowhey, CFA and Brad Conger, CFA have managed the Portfolio since August, 2013. Scott Jacobson, CFA has managed the Portfolio since January, 2016.

12. The following replaces the “Portfolio Managers” section of the Investment Adviser, regarding The Core Fixed Income Portfolio on page 67 of the Prospectus:

Thomas Cowhey, CFA and Brad Conger, CFA have managed the Portfolio since August, 2013. Scott Jacobson, CFA has managed the Portfolio since January, 2016.

13. The following replaces the “Portfolio Managers” section of the Investment Adviser, regarding The Fixed Income Opportunity Portfolio on page 74 of the Prospectus:

Thomas Cowhey, CFA has managed the Portfolio since June, 2013. Brad Conger, CFA has managed the Portfolio since August, 2013. Scott Jacobson, CFA has managed the Portfolio since January, 2016.

14. The following replaces the “Portfolio Managers” section of the Investment Adviser, regarding The U.S. Government Fixed Income Securities Portfolio on page 78 of the Prospectus:

Thomas Cowhey, CFA and Brad Conger, CFA have managed the Portfolio since August, 2013. Scott Jacobson, CFA has managed the Portfolio since January, 2016.

15. The following replaces the “Portfolio Managers” section of the Investment Adviser, regarding The Inflation Protected Securities Portfolio on page 83 of the Prospectus:

Thomas Cowhey, CFA and Brad Conger, CFA have managed the Portfolio since its inception in February 2014. Scott Jacobson, CFA has managed the Portfolio since January, 2016.

16. The following replaces the “Portfolio Managers” section of the Investment Adviser, regarding The U.S. Corporate Fixed Income Securities Portfolio on page 88 of the Prospectus:

Thomas Cowhey, CFA and Brad Conger, CFA have managed the Portfolio since August, 2013. Scott Jacobson, CFA has managed the Portfolio since January, 2016.

17. The following replaces the “Portfolio Managers” section of the Investment Adviser, regarding The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio on page 93 of the Prospectus:

Thomas Cowhey, CFA and Brad Conger, CFA have managed the Portfolio since August, 2013. Scott Jacobson, CFA has managed the Portfolio since January, 2016.

18. The following replaces the “Portfolio Managers” section of the Investment Adviser, regarding The Short-Term Municipal Bond Portfolio on page 98 of the Prospectus:

Thomas Cowhey, CFA and Brad Conger, CFA have managed the Portfolio since August, 2013. Scott Jacobson, CFA has managed the Portfolio since January, 2016.

19. The following replaces the “Portfolio Managers” section of the Investment Adviser, regarding The Intermediate Term Municipal Bond Portfolio on page 103 of the Prospectus:

Thomas Cowhey, CFA and Brad Conger, CFA have managed the Portfolio since August, 2013. Scott Jacobson, CFA has managed the Portfolio since January, 2016.

20. The following replaces the “Portfolio Managers” section of the Investment Adviser, regarding The Intermediate Term Municipal Bond Portfolio II on page 108 of the Prospectus:

Thomas Cowhey, CFA and Brad Conger, CFA have managed the Portfolio since August, 2013. Scott Jacobson, CFA has managed the Portfolio since January, 2016.

21. The following replaces the fifth paragraph under “Advisory Services” in the section “More Information About the Fund Investments and Risks” on page 151 of the Prospectus:

Officers and/or employees of the Adviser serve as the executive officers of the Trust and/or as members of the Board of Trustees. For its services under the HC Capital Agreements, the Adviser is entitled to receive an annual fee of 0.05% of each Portfolio’s average net assets. The principal offices of the Adviser are located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428-2970. A registered investment adviser under the Investment Advisers Act of 1940, as amended, since 1988, the Adviser had, as of June 30, 2015, approximately $25.4 billion in assets under management. HC Capital Solutions is a division of Hirtle, Callaghan & Co. LLC, and wholly owned by Hirtle Callaghan Holdings, Inc., which is controlled by one of its founders, Jonathan J. Hirtle. Mr. Thomas Cowhey, CFA, Mr. Brad Conger, CFA and Mr. Scott Jacobson, CFA act as portfolio managers for each Portfolio. Mr. Cowhey is the Chief Investment Strategist for the Adviser and has been with the Advisor since 2000. Mr. Conger is a Vice President at the Adviser and has been with the Adviser since December 2010. Prior to joining the Adviser, Mr. Conger spent over four years as a Director and Senior Analyst at Clearbridge Advisors. Mr. Jacobson is a Capital Allocation Investment Strategist for the Adviser and has been with the Adviser since 2015. Prior to joining the Adviser, Mr. Jacobson served as a Managing Director at Wedbush Securities, Inc., a Consultant for ClearVol Capital Management, LLC and the Head of Derivative Strategy at Sanford C. Bernstein & Co., LLC.

The Commodity Returns Strategy Portfolio (the “Portfolio”) (From the Supplement Filed on December 16, 2015): The prospectus is supplemented to reflect a change, effective January 1, 2016, in the portfolio managers for the Portfolio as shown below.

1. The following replaces the “Portfolio Managers” section of the Investment Subadviser, regarding Wellington Management Company LLP (“Wellington Management”) on page 45 of the Prospectus with respect to the Portfolio:

Wellington Management: Jay Bhutani has managed a portion of the Portfolio allocated to Wellington Management since June 2010. David Chang has managed a portion of the Portfolio allocated to Wellington Management since April 2011.

2. The following replaces the last four paragraphs of the Wellington Management section of the “Specialist Manager Guide” on page 181 of the Prospectus:

Jay Bhutani, Managing Director and Global Industry Analyst affiliated with Wellington Management and located outside of the United States, has served as Portfolio Manager for the Commodity Related Securities portion of the Fund since June 2010. Mr. Bhutani joined Wellington Management as an investment professional in 2007.

David A. Chang, CFA, Senior Managing Director and Commodities Portfolio Manager of Wellington Management, has served as Portfolio Manager for the Subsidiary since April 2011. Mr. Chang joined Wellington Management in 2001, and has been an investment professional since 2002.

For its services to The Commodity Returns Strategy Portfolio, Wellington Management receives a fee, payable monthly, at the following rates: For assets managed in its Global Natural Resources strategy, Wellington

Management receives a fee at an annual rate of 0.60% of the average daily net assets of the account so long as at least $150 million in assets are present in the account; and 0.85% of the average daily net assets of the account if less than $150 million in assets are present in the account. Prior to March 11, 2015, Wellington Management received a fee, payable monthly, for Portfolio assets managed in its Global Natural Resources strategy, of 0.85% of the average daily net assets of that portion of the Portfolio’s assets allocated to such strategy so long as there are at least $50 million in assets present in such account and 1.00% if less than $50 million are present in the account. Wellington Management has waived the $50 million minimum assets level for the first six months of the Portfolio’s operations. For assets managed in its Commodity strategy, Wellington Management will receive a fee at an annual rate of 0.75% of the average daily net assets of that portion of the Portfolio’s assets allocated to such strategy from time to time. During the fiscal year ended June 30, 2015, Wellington Management received a total fee of 0.76% of the average daily net assets of The Commodity Returns Strategy Portfolio.

The Core Fixed Income Portfolio (the “Portfolio”):

1. The section “Principal Investment Strategies” pertaining to the Portfolio on page 62 of the Prospectus is revised and restated as shown below:

Principal Investment Strategies

Under normal circumstances, the Portfolio invests primarily (i.e. at least 80% of its net assets) in a diversified portfolio of fixed income securities. In the unlikely event that a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before such change is implemented. The Portfolio, under normal circumstances, will invest at least 80% of its net assets in fixed income securities that, at the time of purchase, are rated in one of four highest rating categories assigned by one of the major independent rating agencies or are, in the view of the Specialist Manager, deemed to be of comparable quality. Securities in the fourth highest rating category may have speculative characteristics. From time to time, a substantial portion of the Portfolio may be invested in any of the following: (1) investment grade mortgage-backed or asset-backed securities; (2) securities issued or fully guaranteed by the U.S. Government, Federal Agencies, or sponsored agencies; (3) investment grade fixed income securities issued by U.S. corporations; or (4) municipal bonds (i.e., debt securities issued by municipalities and related entities). Under normal conditions, the Portfolio may invest up to 20% of its assets in high yield securities (“junk bonds”) as well as cash or money market instruments in order to maintain liquidity, or in the event that the Specialist Manager determines that securities meeting the Portfolio’s investment objective and policies are not otherwise readily available for purchase. The Portfolio may invest in securities issued by other investment companies, including ETFs, that invest in fixed income securities. Consistent with its investment policies, the Portfolio may purchase and sell securities without regard to the effect on portfolio turnover. The Portfolio has historically had significant portfolio turnover (e.g., over 200% annually), and it is anticipated that such portfolio turnover will continue in the future. Securities purchased for the Portfolio will have varying maturities, but under normal circumstances the Portfolio will have an effective dollar weighted average portfolio maturity that is within the range of the average portfolio maturity in the Barclays Capital U.S. Aggregate Bond Index, which range, as of June 30, 2015, was between one and ten years. The weighted average maturity of the Barclays Capital U.S. Aggregate Bond Index as of June 30, 2015 was 7.87 years. The Portfolio may engage in transactions involving instruments such as option or futures contracts, both in order to hedge against fluctuations in the market value of the securities in which the Portfolio invests and to achieve market exposure pending investment and, in the case of asset-backed and similar securities, for investment purposes.

The Portfolio is authorized to operate on a multi-manager basis. This means that a single Portfolio may be managed by more than one Specialist Manager. The multi-manager structure is generally designed to provide investors access to broadly diversified investment styles. The Trust seeks to engage skilled Specialist Managers to provide a broad exposure to the relevant asset class and returns in excess of the Portfolio’s benchmark over time.

2. The paragraph under “The Core Fixed Income Portfolio” on page 133 of the Prospectus is revised and restated as shown below:

The Portfolio, under normal circumstances, will invest at least 80% of its net assets in fixed income securities that, at the time of purchase, are rated in one of four highest rating categories assigned by one of the major independent rating agencies or are, in the view of the Specialist Manager, deemed to be of comparable quality. The Portfolio may invest a substantial portion of its total assets in mortgage-backed and asset-backed issues. Under normal conditions, the Portfolio may invest up to 20% of its assets in high yield securities (“junk bonds”) as well as cash or money market instruments in order to maintain liquidity, or in the event that the Specialist Manager determines that securities meeting the Portfolio’s investment objective and policies are not otherwise readily available for purchase. Consistent with its investment policies, the Portfolio may purchase and sell securities without regard to the effect on portfolio turnover. The Portfolio has historically had significant portfolio turnover (e.g., over 200%/annually), and it is anticipated that such portfolio turnover will continue in the future. High portfolio turnover will cause the Portfolio to incur additional transaction costs; higher transaction costs will reduce total return. High portfolio turnover also is likely to generate short-term capital gains, which is taxed as ordinary income. Securities purchased for the Portfolio will have varying maturities, but under normal circumstances the Portfolio will have an effective dollar weighted average portfolio maturity that is within the range of the average portfolio maturity in the Barclays Capital U.S. Aggregate Bond Index, which range, as of June 30, 2015, was between one and ten years. The weighted average maturity of the Barclays Capital U.S. Aggregate Bond Index as of June 30, 2015 was 7.87 years. The Portfolio may engage in transactions involving “derivative instruments” including, but not limited to, futures, forwards, options and options on futures both in order to hedge against fluctuations in the market value of the securities in which the Portfolio invests and to achieve market exposure pending investment and, in the case of asset-backed and similar securities, for investment purposes.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Supplement to Prospectus

HC Strategic Shares

Dated November 1, 2015

HC Capital Trust

The date of this Supplement is March 29, 2016

The Commodity Returns Strategy Portfolio:

At a meeting held on March 8, 2016, the Board of Trustees (the “Board”) for HC Capital Trust (the “Trust”) approved the engagement of Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”) as an investment advisory organization (“Specialist Manager”) to manage portions of the assets of The Commodity Returns Strategy Portfolio. Accordingly, effective March 29, 2016, the Prospectus is supplemented as shown below and related disclosures amended accordingly.

1. The following replaces the “Investment Subadvisers” section on page 46 of the Prospectus:

Investment Subadvisers

Cadence Capital Management LLC (“Cadence”), Mellon Capital Management Corporation (“Mellon Capital”), Parametric Portfolio Associates (“Parametric”), Pacific Investment Management Company LLC (“PIMCO”), Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”) and Wellington Management Company LLP (“Wellington Management”) are the Specialist Managers for the Portfolio.

2. The following is added to the “Portfolio Managers” section on page 46 of the Prospectus:

Vaughan Nelson: Steve Henriksen, Charles Ellis, Portfolio Manager and Blanca Garza- Bianco have co-managed the portion of the Portfolio allocated to Vaughan Nelson since March 2016.

3. The following replaces “Specialist Managers” introductory paragraph under “The Commodity Returns Strategy Portfolio” on page 124:

Specialist Managers. A portion of the Portfolio is managed in accordance with an “active management” approach, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Parametric, PIMCO, Vaughan Nelson and Wellington Management are currently responsible for implementing the active component of the Portfolio’s investment strategy. The remaining portion of the Portfolio is managed using “passive” or “index” investment approaches that are designed to approximate as closely as practicable, before expenses, the performance of the Portfolio’s benchmark index or one or more identifiable subsets or other portions of that index (see “Fund Management,” included later in this Prospectus). Cadence and Mellon Capital are currently responsible for implementing the passive component of the Portfolio’s investment strategy. Further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio’s assets are allocated among them appears in the “Specialist Manager Guide” included later in this Prospectus.

4. The following is added under “More Information About Fund Investments and Risks—The Commodity Returns Strategy Portfolio; Specialist Managers” beginning on page 125:

The Vaughan Nelson Investment Selection Process	In making investment decisions for the Portfolio, Vaughan Nelson employs bottom-up fundamental analysis and achieves flexibility in fixed income portfolio construction through sector rotation, duration/yield curve positioning and opportunistic trading efficiencies to produce a value-oriented portfolio of energy/commodity sector fixed income securities. Vaughan Nelson tries to emphasize capital preservation relative to other opportunities within its investment universe and, therefore, focuses on companies’ balance sheets, short-term liquidity and asset bases. The sell discipline is driven by a combination of factors, including the realization of the investment objective, new risks materializing, credit quality deterioration or a better relative value opportunity is uncovered.

5. The following replaces “The Commodity Returns Strategy Portfolio” paragraph under “Advisory Services-Specialist Managers” on page 154:

The Commodity Returns Strategy Portfolio – The Portfolio is managed by six Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures assume an estimated allocation of assets at March 29, 2016 of 28% Wellington Management Global Natural Resources strategy, 17% Wellington Management Commodity strategy, 3% Parametric, 16% PIMCO, 0% Cadence, 8% Vaughan Nelson and 28% Mellon Capital.

6. The following is added as a new section in the “Specialist Manager Guide” beginning before the last two paragraphs on page 184:

Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”) serves as a Specialist Manager of The Commodity Returns Strategy Portfolio. Vaughan Nelson is an indirect wholly-owned subsidiary of Natixis Global Asset Management SA, a French investment banking/financial services firm, of which a minority share of ownership is publicly traded on the Euronext exchange in Paris. Vaughan Nelson’s headquarters are located at 600 Travis Street, Suite 6300, Houston, Texas 77002. Founded in 1970, Vaughan Nelson is a registered investment adviser which has approximately $12.5 billion in assets under management as of December 31, 2015.

For its services with respect to the portion of The Commodity Returns Strategy Portfolio allocated to Vaughan Nelson from time to time (the “Account”), Vaughan Nelson shall receive a fee calculated at an annual rate and payable quarterly in arrears based on the Average Quarterly Net Assets of the Combined Assets (as defined below) of 0.35% of the first $25 million of the Combined Assets, 0.25% of the next $75 million of Combined Assets and 0.20% of the Combined Assets exceeding $100 million. For purposes of calculating fees, the term “Combined Assets” shall mean the sum of (i) the net assets of the Account; and (ii) the net assets of each other investment advisory account for which the Adviser serves as investment adviser and for which Vaughan Nelson provides portfolio management services (“Other Hirtle Accounts”) using the same strategies as employed for the Account. “Average Quarterly Net Assets” shall mean the average of the average daily net asset values of the Account and/or the average of the net asset values of the Other Hirtle Accounts, as the case may be, as of the last business day of each of the three months in the calendar quarter. During the fiscal year ended June 30, 2015, Vaughan Nelson was not allocated assets of The Commodity Returns Strategy Portfolio.

Day-to-day investment decisions for The Commodity Returns Strategy Portfolio are the responsibility of Steve Henriksen, Senior Portfolio Manager/ Director -Fixed Income Investments of Vaughan Nelson, Charles Ellis, Portfolio Manager and Blanca Garza-Bianco, Portfolio Manager, each a member of the Vaughan Nelson Fixed Investment team. Mr. Henriksen joined Vaughan Nelson in 1994. He received a B.A. from Louisiana State University and has over 33 years of investment management and research experience. Mr. Ellis joined Vaughan Nelson in 2003. He received a B.B.A. from Texas Tech University and has over 41 years of investment management and research experience. Ms. Garza-Bianco joined Vaughan Nelson in 1998. She received a B.A. from the University of Houston and an M.B.A. from the University of St. Thomas and has over 23 years of investment management and research experience.

The Core Fixed Income Portfolio, The Fixed Income Opportunity Portfolio, The U.S. Government Fixed Income Securities Portfolio, The Inflation Protected Securities Portfolio, The U.S. Corporate Fixed Income Securities Portfolio and The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio (the “Portfolios”):

The prospectus is supplemented to reflect a change in the portfolio managers for each of the Portfolios as shown below.

1. The following replaces the “Portfolio Managers” section of the Investment Subadviser regarding Mellon Capital Management Corporation (“Mellon Capital”) on page 68 of the Prospectus with respect to The Core Fixed Income Portfolio:

Mellon Capital: David C. Kwan and Gregg Lee have co-managed the portion of the Portfolio allocated to Mellon Capital since December, 2010 and Paul Benson has co-managed the portion of the Portfolio allocated to Mellon Capital since March 2016.

2. The following replaces the “Portfolio Managers” section of the Investment Subadviser regarding Mellon Capital Management Corporation (“Mellon Capital”) on page 75 of the Prospectus with respect to The Fixed Income Opportunity Portfolio:

Mellon Capital: David Kwan, John DiRe, Manual Hayes and Stephanie Shu have co-managed the portion of the Portfolio allocated to Mellon Capital since August, 2013 and Paul Benson has co-managed the portion of the Portfolio allocated to Mellon Capital since March 2016.

3. The following replaces the “Portfolio Managers” section of the Investment Subadviser regarding Mellon Capital Management Corporation (“Mellon Capital”) on page 79 of the Prospectus with respect to The U.S. Government Fixed Income Securities Portfolio:

Mellon Capital: David C. Kwan and Gregg Lee have co-managed the Portfolio since December, 2010 and Paul Benson has co-managed the Portfolio since March 2016.

4. The following replaces the “Portfolio Managers” section of the Investment Subadviser regarding Mellon Capital Management Corporation (“Mellon Capital”) on page 84 of the Prospectus with respect to The Inflation Protected Securities Portfolio:

Mellon Capital: David C. Kwan, CFA and Wyatt Cerny have co-managed the Portfolio since the Portfolio’s inception in February 2014 and Paul Benson has co-managed the Portfolio since March 2016.

5. The following replaces the “Portfolio Managers” section of the Investment Subadviser regarding Mellon Capital Management Corporation (“Mellon Capital”) on page 89 of the Prospectus with respect to The U.S. Corporate Fixed Income Securities Portfolio:

Mellon Capital: David C. Kwan, John DiRe, and Manuel Hayes have co-managed the portion of the Portfolio allocated to Mellon Capital since August 2013 and Paul Benson has co-managed the portion of the Portfolio allocated to Mellon Capital since March 2016.

6. The following replaces the “Portfolio Managers” section of the Investment Subadviser regarding Mellon Capital Management Corporation (“Mellon Capital”) on page 94 of the Prospectus with respect to The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio:

Mellon Capital: Mr. David C. Kwan and Mr. Gregg Lee have co-managed the Portfolio since December, 2012 and Paul Benson has co-managed the Portfolio since March 2016.

7. The following replaces the Mellon Capital Management Corporation section of the “Specialist Manager Guide” on page 177 of the Prospectus:

Mellon Capital Management Corporation (“Mellon Capital”) serves as a Specialist Manager for The Value Equity Portfolio, The Institutional Value Equity Portfolio, The Growth Equity Portfolio, The Institutional Growth Equity Portfolio, The Small Capitalization—Mid Capitalization Equity Portfolio, The Institutional Small Capitalization—Mid Capitalization Equity Portfolio, The Real Estate Securities Portfolio, The Commodity Returns Strategy Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio, The Core Fixed income Portfolio, The Fixed Income Opportunity Portfolio, The Inflation Protected Securities Portfolio and The U.S. Corporate Fixed Income Securities Portfolio. Mellon Capital, which was organized as a Delaware corporation in 1983, is headquartered at 50 Fremont Street, Suite 3900, San Francisco, CA 94105. Mellon Capital is a wholly-owned indirect subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”).

For its services to The Value Equity Portfolio, The Institutional Value Equity Portfolio, The Growth Equity Portfolio, The Institutional Growth Equity Portfolio, The Small Capitalization—Mid Capitalization Equity Portfolio and The Institutional Small Capitalization—Mid Capitalization Equity Portfolio, Mellon Capital receives a fee from each Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.065% so long as the aggregate assets allocated to Mellon Capital for all of its passive equity mandates (including accounts for other clients of the Adviser and certain of its affiliates besides the Trust) exceed $2 billion. Should these aggregate assets fall below $2 billion, the fee will be calculated at an annual rate of 0.075%. During the fiscal year ended June 30, 2015, Mellon Capital received fees of 0.065% of the average daily net assets for each portion of The Growth Equity Portfolio, The Institutional Growth Equity Portfolio, The Small Capitalization—Mid Capitalization Equity Portfolio and The Institutional Small Capitalization—Mid Capitalization Equity Portfolio allocated to Mellon Capital. Mellon Capital did not manage any assets of The Value Equity Portfolio and The Institutional Value Equity Portfolio during the fiscal year ended June 30, 2015.

For its services to The Real Estate Securities Portfolio and The Commodity Returns Strategy Portfolio, Mellon Capital receives a fee from each Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.10% so long as the aggregate assets allocated to Mellon Capital for all of its passive equity mandates (including accounts for other clients of the Adviser and certain of its affiliates besides the Trust) exceed $2 billion. Should these aggregate assets fall below $2 billion, the fee will be calculated at an annual rate of 0.11%. During the fiscal year ended June 30, 2015, Mellon Capital received fees of 0.10% of the average daily net assets for the portion of The Commodity Returns Strategy Portfolio allocated to Mellon Capital. Mellon Capital did not manage any assets of The Real Estate Securities Portfolio during the fiscal year ended June 30, 2015.

For its services to The International Equity Portfolio and The Institutional International Equity Portfolio Mellon Capital receives a fee from each Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.10% for those assets allocated to developed markets strategies and at an annual rate of 0.13% for those assets allocated to emerging markets strategies, so long as the aggregate assets allocated to Mellon Capital for all of its passive equity mandates (including accounts for other clients of the Adviser and certain of its affiliates besides the Trust) exceed $2 billion. Should these aggregate assets fall below $2 billion, the fee will be calculated an annual rate of 0.11% for those assets allocated to developed markets strategies and at an annual rate of 0.15% for those assets allocated to emerging markets strategies. During the fiscal year ended June 30, 2015, Mellon received fees of 0.13% of the average daily net assets for each portion of The International Equity Portfolio and The Institutional International Equity Portfolio allocated to Mellon Capital.

For its services to The Emerging Markets Portfolio, Mellon Capital receives a fee from each Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.13% so long as the aggregate assets allocated to Mellon Capital for all of its passive equity mandates (including accounts for other clients of the Adviser and certain of its affiliates besides the Trust) exceed $2 billion. Should these aggregate assets fall below $2 billion, the fee will be calculated at an annual rate of 0.15%. During the fiscal year ended June 30, 2015, Mellon Capital received fees of 0.13% of the average daily net assets for the portion of The Emerging Markets Portfolio allocated to Mellon Capital.

For its services to The Core Fixed Income Portfolio (for assets allocated to government and mortgage/asset backed securities strategies), The U.S. Government Fixed Income Securities Portfolio and The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio, Mellon Capital receives a fee, based on the average daily net asset value of that portion of the assets of each Portfolio managed by it, at an annual rate of 0.06%. During the fiscal year ended June 30, 2015, Mellon Capital received fees of 0.06% of the average daily net assets for each portion of The Core Fixed Income Portfolio, The U.S. Government Fixed Income Securities Portfolio and The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio allocated to Mellon Capital.

For its services to The Core Fixed Income Portfolio (for assets allocated to corporate securities strategies) and the U.S. Corporate Fixed Income Securities Portfolio, Mellon Capital receives a fee, based on the average daily net asset value of that portion of the assets of each Portfolio managed by it, at an annual rate of 0.15% of that portion of each Portfolio dedicated to investments in U.S. corporate fixed income securities. During the fiscal year ended June 30, 2015, Mellon Capital received fees of 0.15% of the average daily net assets for the portion of The Core Fixed Income Portfolio allocated (to corporate securities strategies) to Mellon Capital. Mellon Capital did not manage any assets in The U.S. Corporate Fixed Income Securities Portfolio during the fiscal year ended June 30, 2015.

For its services to The Fixed Income Opportunity Portfolio, Mellon Capital receives a fee, based on the average daily net asset value of that portion of the assets of the Portfolios managed by it, at an annual rate of 0.25%. During the fiscal year ended June 30, 2015, Mellon Capital was not allocated assets of The Fixed Income Opportunity Portfolio.

For its services to The Inflation Protected Securities Portfolio, Mellon Capital receives a fee from the Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of: 0.04% of the average daily net assets of that portion of the Account invested according to a domestic inflation-protected securities strategy; 0.07% of the average daily net assets of that portion of the Account invested according to a global inflation-protected securities strategy; and 0.13% of the average daily net assets of that portion of the Account invested according to an emerging markets inflation-protected securities strategy. During the period ended June 30, 2015, Mellon Capital received fees of 0.04% of the average daily net assets of The Emerging Markets Portfolio.

The Portfolio Managers for the Value Equity, Institutional Value Equity, Growth Equity, Institutional Growth Equity, Small Capitalization—Mid Capitalization Equity and Institutional Small Capitalization—Mid Capitalization Equity Portfolios are Karen Wong, William Cazalet, Ronald Gala and Kristin Crawford. The Portfolio Managers for the Real Estate Securities, Commodity Returns Strategy, International Equity, Institutional International Equity and Emerging Markets Portfolios are Karen Wong, William Cazalet, Peter Goslin and Kristin Crawford. The Portfolio Managers for The Inflation Protected Securities Portfolio are David C. Kwan, CFA, Paul Benson, CFA, CAIA and Wyatt Cerny.

Karen Q. Wong, CFA is a Managing Director and Head of Equity Portfolio Management at Mellon Capital. She has an M.B.A. and a B. S. from San Francisco State University. Ms. Wong has 15 years of investment experience with tenure of 14 years at Mellon Capital. Ms. Wong is the head of equity portfolio management responsible for overseeing all equity indexing strategies, including exchange traded funds (ETFs) and is responsible for refinement and implementation of the equity portfolio management process. She is a member of the Senior Management Committee, Investment Management Committee, Risk Management Committee, Fiduciary Committee, and Trade Management Oversight Committee. Prior to joining Mellon Capital she worked as a security analyst at Redwood Securities. She is member of the CFA Institute and the CFA Society of San Francisco and is also a member of S&P Index Advisory Panel and Russell Index Client Advisory Board.

William Cazalet, CAIA is a Managing Director and Head of Active Equity Portfolio Management at Mellon Capital. He has an M.S.M from Stanford University Graduate School of Business and an M.A. from Cambridge University. Mr. Cazalet has 21 years of investment experience and joined Mellon Capital in 2013. Mr. Cazalet manages the entire team of portfolio managers and researchers for all U.S. and international active equity strategies.

Ronald Gala, CFA is a Managing Director, Team Leader and Senior Portfolio Manager for the Active Equity Strategies. Mr. Gala has 28 years of investment experience with tenure of 21 years between Mellon Capital and Mellon Equity Associates, LLP. He is a member and past president of the CFA Society of Pittsburgh and a member of the CFA Institute. He has an M.B.A. from the University of Pittsburgh and a B.S. from Duquesne University.

Kristin Crawford is a Director and Senior Portfolio Manager for the Active Equity Strategies. Ms. Crawford has 21 years of investment experience with tenure of 13 years between Mellon Capital and Franklin Portfolio Associates. She has an M.B.A. from Suffolk University and a B.S. from Smith College. Prior to joining Mellon Capital, she was a vice president and portfolio manager at Franklin Portfolio Associates.

Peter Goslin, CFA is a Director and Senior Portfolio Manager for the Active Equity Strategies. Mr. Goslin has 21 years of investment experience with tenure of 15 years at Mellon Capital. Mr. Goslin has an M.B.A. from the University of Notre Dame in Finance. Prior to joining Mellon Capital, Mr. Goslin was a derivatives trader and NASDAQ market maker for Merrill Lynch and ran Merrill’s Equity Index Option desk at the Chicago Mercantile Exchange.

Day-to-day investment decisions for the portions of The Core Fixed Income Portfolio and The U.S. Government Fixed Income Securities Portfolio allocated to Mellon Capital are the responsibility of David C. Kwan, CFA, Paul Benson, CFA, CAIA and Gregg Lee, CFA. Mr. Kwan is a Managing Director, Fixed Income Management of Mellon Capital with 24 years of investment experience at the firm. He earned both a B.S. and an M.B.A. at the University of California at Berkeley. Mr. Benson is Managing Director and Head of Fixed Income Portfolio Management at Mellon Capital with 20 years of investment experience and 10 years at the firm. He earned a B.A.at the University of Michigan at Ann Arbor. Mr. Lee is a Vice President, Senior Portfolio Manager at Mellon Capital with 25 years of finance and investment experience and 25 years at the firm. He earned a B.S. at University of California at Davis.

Day-to-day investment decisions for the portion of The Fixed Income Opportunity Portfolio allocated to Mellon Capital are the responsibility of David Kwan, John DiRe, Manual Hayes, Paul Benson, CFA, CAIA and Stephanie Shu. Mr. Kwan is a Managing Director, Fixed Income Management of Mellon Capital with 24 years of investment experience at the firm. He earned both a B.S. and an M.B.A. at the University of California at Berkeley. Mr. DiRe is a Director, Senior Portfolio Manager with 21 years of investment experience and 10 years at the firm. He earned a B.S at the University of Illinois, Chicago and an M.B.A. at University of California at Los Angeles. Mr. Hayes is a Senior Portfolio Manager with 10 years investment experience and 5 years at the firm. He earned a B.S at the University of California at Berkeley. Ms. Shu is a Director, Senior Portfolio Manager with 16 years of investment experience and 14 years at the firm. She earned a M.S. at Texas A&M University.

Day-to-day investment decisions for the portion of The U.S. Corporate Fixed Income Securities Portfolio allocated to Mellon Capital are the responsibility of David C. Kwan, CFA, Paul Benson, CFA, CAIA , John DiRe, and Manual Hayes. Mr. Kwan is a Managing Director, Fixed Income Management of Mellon Capital with 24 years of investment experience at the firm. He earned both a B.S. and an M.B.A. at the University of California at Berkeley. Mr. Benson is Managing Director and Head of Fixed Income Portfolio Management at Mellon Capital with 20 years of investment experience and 10 years at the firm. He earned a B.A.at the University of Michigan at Ann Arbor. Mr. DiRe is a Director, Senior Portfolio Manager with 21 years of investment experience and 10 years at the firm. He earned a B.S at the University of Illinois, Chicago and an M.B.A. at University of California at Los Angeles. Mr. Hayes is a Senior Portfolio Manager with 10 years investment experience and 5 years at the firm. He earned a B.S at the University of California at Berkeley.

The Portfolio Managers for The Inflation Protected Securities Portfolio are David C. Kwan, CFA, Paul Benson, CFA, CAIA and Wyatt Cerny. Mr. Kwan is a Managing Director, Fixed Income Management of Mellon Capital with 24 years of investment experience at the firm. He earned both a B.S. and an M.B.A. at the University of California at Berkeley. Mr. Benson is Managing Director and Head of Fixed Income Portfolio Management at Mellon Capital with 20 years of investment experience and 10 years at the firm. He earned a B.A.at the University of Michigan at Ann Arbor. Mr. Cerny is a Portfolio Manager of Fixed Income Management of Mellon Capital with 6 years of investment experience at the firm. He earned his B.S. at Georgetown University.

As of June 30, 2015, Mellon Capital had assets under management totaling approximately $392 billion, which includes overlay strategies.

The Emerging Markets Portfolio (the “Portfolio”) (From the Supplement Filed on February 18, 2016): The prospectus is supplemented to reflect the removal of Kirk Henry in the portfolio managers for the Portfolio as shown below.

1. The following replaces the “TBCAM” paragraph under the “Portfolio Managers” section of the Investment SubAdvisers, regarding the Portfolio on page 62 of the Prospectus:

TBCAM: Warren Skillman has co-managed the portion of the Portfolio allocated to TBCAM since March, 2010.

2. The following replaces the first two paragraphs of The Boston Company Asset Management LLC section of the “Specialist Manager Guide” on page 118 of the Prospectus:

The Boston Company Asset Management LLC (“TBCAM”) serves as a Specialist Manager for The Emerging Markets Portfolio. TBCAM is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act and is a wholly-owned subsidiary of The Bank of New York Mellon Corporation. TBCAM is headquartered at the One Boston Place, Boston, MA 02108. Mr. Warren Skillman is primarily responsible for the day-to-day management of the portion of the Portfolio’s assets allocated to TBCAM. As of June 30, 2015, TBCAM had total assets under management of approximately $44.4 billion in assets.

The International Equity Portfolio and Institutional International Equity Portfolio (the “Portfolios”) (From the Supplement Filed on February 18, 2016): The sections relating to the City of London Investment Management Company Limited (“CLIM”) Investment Selection Process under “More Information About Fund Investments and Risks; Specialist Managers” on page 129 for The International Equity Portfolio and page 132 for The Institutional International Equity Portfolio are each deleted in its entirety and replaced by the following:

The CLIM Investment Selection Process:

CLIM attempts to achieve above average long term performance with low relative volatility through active management of a portfolio consisting mostly of closed-end funds. Within sector allocation parameters set by the Adviser, CLIM uses a bottom-up stock selection process to identify a set of closed end funds that will provide the desired asset-class exposure. CLIM uses four main factors in selecting closed-end funds for purchase:

•       The historical, net performance of the closed-end fund in NAV terms, versus its benchmark (i.e. quality of exposure to the desired asset class);

•       The current discount to NAV of the fund compared to its historical average and its peer group and its potential to generate alpha;

•       The potential for the fund’s discount to NAV to narrow due to unitization (conversion to open-ended status), a share buyback program or some other form of corporate activity; and

•       Extraneous valuation factors such as rights issues, mergers or other event-driven situations that can be accretive to shareholders.

CLIM generally sells positions either to adjust asset allocations or because a superior investment opportunity has been identified.

The Value Equity Portfolio, The Institutional Value Equity Portfolio, The Growth Equity Portfolio, The Institutional Growth Equity Portfolio, The Small Capitalization—Mid Capitalization Equity Portfolio, The Institutional Small Capitalization—Mid Capitalization Equity Portfolio, The Real Estate Securities Portfolio, The Commodity Returns Strategy Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio, The Core Fixed Income Portfolio, The Fixed Income Opportunity Portfolio , The U.S. Government Fixed Income Securities Portfolio, The Inflation Protected Securities Portfolio, The U.S. Corporate Fixed Income Securities Portfolio and The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio, The Short-Term Municipal Bond Portfolio, The Intermediate Term Municipal Bond Portfolio and The Intermediate Term Municipal Bond II Portfolio (the “Portfolios”) (From the Supplement Filed on January 14, 2016): The prospectus is supplemented to reflect the addition of Scott Jacobson in the portfolio managers for each of the Portfolios as shown below.

1. The following replaces the “Portfolio Managers” section of the Investment Adviser, regarding The Value Equity Portfolio on page 6 of the Prospectus:

Thomas Cowhey, CFA and Brad Conger, CFA have managed the Portfolio since August, 2013. Scott Jacobson, CFA has managed the Portfolio since January, 2016.

2. The following replaces the “Portfolio Managers” section of the Investment Adviser, regarding The Institutional Value Equity Portfolio on page 11 of the Prospectus:

Thomas Cowhey, CFA and Brad Conger, CFA have managed the Portfolio since August, 2013. Scott Jacobson, CFA has managed the Portfolio since January, 2016.

3. The following replaces the “Portfolio Managers” section of the Investment Adviser, regarding The Growth Equity Portfolio on page 17 of the Prospectus:

Thomas Cowhey, CFA and Brad Conger, CFA have managed the Portfolio since August, 2013. Scott Jacobson, CFA has managed the Portfolio since January, 2016.

4. The following replaces the “Portfolio Managers” section of the Investment Adviser, regarding The Institutional Growth Equity Portfolio on page 23 of the Prospectus:

Thomas Cowhey, CFA and Brad Conger, CFA have managed the Portfolio since August, 2013. Scott Jacobson, CFA has managed the Portfolio since January, 2016.

5. The following replaces the “Portfolio Managers” section of the Investment Adviser, regarding The Small Capitalization—Mid Capitalization Equity Portfolio on page 28 of the Prospectus:

Thomas Cowhey, CFA and Brad Conger, CFA have managed the Portfolio since August, 2013. Scott Jacobson, CFA has managed the Portfolio since January, 2016.

6. The following replaces the “Portfolio Managers” section of the Investment Adviser, regarding The Institutional Small Capitalization—Mid Capitalization Equity Portfolio on page 33 of the Prospectus:

Thomas Cowhey, CFA and Brad Conger, CFA have managed the Portfolio since August, 2013. Scott Jacobson, CFA has managed the Portfolio since January, 2016.

7. The following replaces the “Portfolio Managers” section of the Investment Adviser, regarding The Real Estate Securities Portfolio on page 39 of the Prospectus:

Thomas Cowhey, CFA and Brad Conger, CFA have managed the Portfolio since August, 2013. Scott Jacobson, CFA has managed the Portfolio since January, 2016.

8. The following replaces the “Portfolio Managers” section of the Investment Adviser, regarding The Commodity Returns Strategy Portfolio on page 46 of the Prospectus:

Thomas Cowhey, CFA and Brad Conger, CFA have managed the Portfolio since August, 2013. Scott Jacobson, CFA has managed the Portfolio since January, 2016.

9. The following replaces the “Portfolio Managers” section of the Investment Adviser, regarding The International Equity Portfolio on page 51 of the Prospectus:

Thomas Cowhey, CFA and Brad Conger, CFA have managed the Portfolio since August, 2013. Scott Jacobson, CFA has managed the Portfolio since January, 2016.

10. The following replaces the “Portfolio Managers” section of the Investment Adviser, regarding The Institutional International Equity Portfolio on page 56 of the Prospectus:

Thomas Cowhey, CFA and Brad Conger, CFA have managed the Portfolio since August, 2013. Scott Jacobson, CFA has managed the Portfolio since January, 2016.

11. The following replaces the “Portfolio Managers” section of the Investment Adviser, regarding The Emerging Markets Portfolio on page 62 of the Prospectus:

Thomas Cowhey, CFA and Brad Conger, CFA have managed the Portfolio since August, 2013. Scott Jacobson, CFA has managed the Portfolio since January, 2016.

12. The following replaces the “Portfolio Managers” section of the Investment Adviser, regarding The Core Fixed Income Portfolio on page 68 of the Prospectus:

Thomas Cowhey, CFA and Brad Conger, CFA have managed the Portfolio since August, 2013. Scott Jacobson, CFA has managed the Portfolio since January, 2016.

13. The following replaces the “Portfolio Managers” section of the Investment Adviser, regarding The Fixed Income Opportunity Portfolio on page 75 of the Prospectus:

Thomas Cowhey, CFA has managed the Portfolio since June, 2013. Brad Conger, CFA has managed the Portfolio since August, 2013. Scott Jacobson, CFA has managed the Portfolio since January, 2016.

14. The following replaces the “Portfolio Managers” section of the Investment Adviser, regarding The U.S. Government Fixed Income Securities Portfolio on page 79 of the Prospectus:

Thomas Cowhey, CFA and Brad Conger, CFA have managed the Portfolio since August, 2013. Scott Jacobson, CFA has managed the Portfolio since January, 2016.

15. The following replaces the “Portfolio Managers” section of the Investment Adviser, regarding The Inflation Protected Securities Portfolio on page 84 of the Prospectus:

Thomas Cowhey, CFA and Brad Conger, CFA have managed the Portfolio since its inception in February 2014. Scott Jacobson, CFA has managed the Portfolio since January, 2016.

16. The following replaces the “Portfolio Managers” section of the Investment Adviser, regarding The U.S. Corporate Fixed Income Securities Portfolio on page 89 of the Prospectus:

Thomas Cowhey, CFA and Brad Conger, CFA have managed the Portfolio since August, 2013. Scott Jacobson, CFA has managed the Portfolio since January, 2016.

17. The following replaces the “Portfolio Managers” section of the Investment Adviser, regarding The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio on page 94 of the Prospectus:

Thomas Cowhey, CFA and Brad Conger, CFA have managed the Portfolio since August, 2013. Scott Jacobson, CFA has managed the Portfolio since January, 2016.

18. The following replaces the “Portfolio Managers” section of the Investment Adviser, regarding The Short-Term Municipal Bond Portfolio on page 99 of the Prospectus:

Thomas Cowhey, CFA and Brad Conger, CFA have managed the Portfolio since August, 2013. Scott Jacobson, CFA has managed the Portfolio since January, 2016.

19. The following replaces the “Portfolio Managers” section of the Investment Adviser, regarding The Intermediate Term Municipal Bond Portfolio on page 104 of the Prospectus:

Thomas Cowhey, CFA and Brad Conger, CFA have managed the Portfolio since August, 2013. Scott Jacobson, CFA has managed the Portfolio since January, 2016.

20. The following replaces the “Portfolio Managers” section of the Investment Adviser, regarding The Intermediate Term Municipal Bond Portfolio II on page 109 of the Prospectus:

Thomas Cowhey, CFA and Brad Conger, CFA have managed the Portfolio since August, 2013. Scott Jacobson, CFA has managed the Portfolio since January, 2016.

21. The following replaces the fifth paragraph under “Advisory Services” in the section “More Information About the Fund Investments and Risks” on page 153 of the Prospectus:

Officers and/or employees of the Adviser serve as the executive officers of the Trust and/or as members of the Board of Trustees. For its services under the HC Capital Agreements, the Adviser is entitled to receive an annual fee of 0.05% of each Portfolio’s average net assets. The principal offices of the Adviser are located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428-2970. A registered investment adviser under the Investment Advisers Act of 1940, as amended, since 1988, the Adviser had, as of June 30, 2015, approximately $25.4 billion in assets under management. HC Capital Solutions is a division of Hirtle, Callaghan & Co. LLC, and wholly owned by Hirtle Callaghan Holdings, Inc., which is controlled by one of its founders, Jonathan J. Hirtle. Mr. Thomas Cowhey, CFA, Mr. Brad Conger, CFA and Mr. Scott Jacobson, CFA act as portfolio managers for each Portfolio. Mr. Cowhey is the Chief Investment Strategist for the Adviser and has been with the Advisor since 2000. Mr. Conger is a Vice President at the Adviser and has been with the Adviser since December 2010. Prior to joining the Adviser, Mr. Conger spent over four years as a Director and Senior Analyst at Clearbridge Advisors. Mr. Jacobson is a Capital Allocation Investment Strategist for the Adviser and has been with the Adviser since 2015. Prior to joining the Adviser, Mr. Jacobson served as a Managing Director at Wedbush Securities, Inc., a Consultant for ClearVol Capital Management, LLC and the Head of Derivative Strategy at Sanford C. Bernstein & Co., LLC.

The Commodity Returns Strategy Portfolio (the “Portfolio”) (From the Supplement Filed on December 16, 2015): The prospectus is supplemented to reflect a change, effective January 1, 2016, in the portfolio managers for the Portfolio as shown below.

1. The following replaces the “Portfolio Managers” section of the Investment Subadviser, regarding Wellington Management Company LLP (“Wellington Management”) on page 46 of the Prospectus with respect to the Portfolio:

Wellington Management: Jay Bhutani has managed a portion of the Portfolio allocated to Wellington Management since June 2010. David Chang has managed a portion of the Portfolio allocated to Wellington Management since April 2011.

2. The following replaces the last four paragraphs of the Wellington Management section of the “Specialist Manager Guide” on page 183 of the Prospectus:

Jay Bhutani, Managing Director and Global Industry Analyst affiliated with Wellington Management and located outside of the United States, has served as Portfolio Manager for the Commodity Related Securities portion of the Fund since June 2010. Mr. Bhutani joined Wellington Management as an investment professional in 2007.

David A. Chang, CFA, Senior Managing Director and Commodities Portfolio Manager of Wellington Management, has served as Portfolio Manager for the Subsidiary since April 2011. Mr. Chang joined Wellington Management in 2001, and has been an investment professional since 2002.

For its services to The Commodity Returns Strategy Portfolio, Wellington Management receives a fee, payable monthly, at the following rates: For assets managed in its Global Natural Resources strategy, Wellington

Management receives a fee at an annual rate of 0.60% of the average daily net assets of the account so long as at least $150 million in assets are present in the account; and 0.85% of the average daily net assets of the account if less than $150 million in assets are present in the account. Prior to March 11, 2015, Wellington Management received a fee, payable monthly, for Portfolio assets managed in its Global Natural Resources strategy, of 0.85% of the average daily net assets of that portion of the Portfolio’s assets allocated to such strategy so long as there are at least $50 million in assets present in such account and 1.00% if less than $50 million are present in the account. Wellington Management has waived the $50 million minimum assets level for the first six months of the Portfolio’s operations. For assets managed in its Commodity strategy, Wellington Management will receive a fee at an annual rate of 0.75% of the average daily net assets of that portion of the Portfolio’s assets allocated to such strategy from time to time. During the fiscal year ended June 30, 2015, Wellington Management received a total fee of 0.76% of the average daily net assets of The Commodity Returns Strategy Portfolio.

The Core Fixed Income Portfolio (the “Portfolio”) (From the Supplement Filed on December 16, 2015):

1. The section “Principal Investment Strategies” pertaining to the Portfolio on page 62 of the Prospectus is revised and restated as shown below:

Principal Investment Strategies

Under normal circumstances, the Portfolio invests primarily (i.e. at least 80% of its net assets) in a diversified portfolio of fixed income securities. In the unlikely event that a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before such change is implemented. The Portfolio, under normal circumstances, will invest at least 80% of its net assets in fixed income securities that, at the time of purchase, are rated in one of four highest rating categories assigned by one of the major independent rating agencies or are, in the view of the Specialist Manager, deemed to be of comparable quality. Securities in the fourth highest rating category may have speculative characteristics. From time to time, a substantial portion of the Portfolio may be invested in any of the following: (1) investment grade mortgage-backed or asset-backed securities; (2) securities issued or fully guaranteed by the U.S. Government, Federal Agencies, or sponsored agencies; (3) investment grade fixed income securities issued by U.S. corporations; or (4) municipal bonds (i.e., debt securities issued by municipalities and related entities). Under normal conditions, the Portfolio may invest up to 20% of its assets in high yield securities (“junk bonds”) as well as cash or money market instruments in order to maintain liquidity, or in the event that the Specialist Manager determines that securities meeting the Portfolio’s investment objective and policies are not otherwise readily available for purchase. The Portfolio may invest in securities issued by other investment companies, including ETFs, that invest in fixed income securities. Consistent with its investment policies, the Portfolio may purchase and sell securities without regard to the effect on portfolio turnover. The Portfolio has historically had significant portfolio turnover (e.g., over 200% annually), and it is anticipated that such portfolio turnover will continue in the future. Securities purchased for the Portfolio will have varying maturities, but under normal circumstances the Portfolio will have an effective dollar weighted average portfolio maturity that is within the range of the average portfolio maturity in the Barclays Capital U.S. Aggregate Bond Index, which range, as of June 30, 2015, was between one and ten years. The weighted average maturity of the Barclays Capital U.S. Aggregate Bond Index as of June 30, 2015 was 7.87 years. The Portfolio may engage in transactions involving instruments such as option or futures contracts, both in order to hedge against fluctuations in the market value of the securities in which the Portfolio invests and to achieve market exposure pending investment and, in the case of asset-backed and similar securities, for investment purposes.

The Portfolio is authorized to operate on a multi-manager basis. This means that a single Portfolio may be managed by more than one Specialist Manager. The multi-manager structure is generally designed to provide investors access to broadly diversified investment styles. The Trust seeks to engage skilled Specialist Managers to provide a broad exposure to the relevant asset class and returns in excess of the Portfolio’s benchmark over time.

2. The paragraph under “The Core Fixed Income Portfolio” on page 134 of the Prospectus is revised and restated as shown below:

The Portfolio, under normal circumstances, will invest at least 80% of its net assets in fixed income securities that, at the time of purchase, are rated in one of four highest rating categories assigned by one of the major independent rating agencies or are, in the view of the Specialist Manager, deemed to be of comparable quality. The Portfolio may invest a substantial portion of its total assets in mortgage-backed and asset-backed issues. Under normal conditions, the Portfolio may invest up to 20% of its assets in high yield securities (“junk bonds”) as well as cash or money market instruments in order to maintain liquidity, or in the event that the Specialist Manager determines that securities meeting the Portfolio’s investment objective and policies are not otherwise readily available for purchase. Consistent with its investment policies, the Portfolio may purchase and sell securities without regard to the effect on portfolio turnover. The Portfolio has historically had significant portfolio turnover (e.g., over 200%/annually), and it is anticipated that such portfolio turnover will continue in the future. High portfolio turnover will cause the Portfolio to incur additional transaction costs; higher transaction costs will reduce total return. High portfolio turnover also is likely to generate short-term capital gains, which is taxed as ordinary income. Securities purchased for the Portfolio will have varying maturities, but under normal circumstances the Portfolio will have an effective dollar weighted average portfolio maturity that is within the range of the average portfolio maturity in the Barclays Capital U.S. Aggregate Bond Index, which range, as of June 30, 2015, was between one and ten years. The weighted average maturity of the Barclays Capital U.S. Aggregate Bond Index as of June 30, 2015 was 7.87 years. The Portfolio may engage in transactions involving “derivative instruments” including, but not limited to, futures, forwards, options and options on futures both in order to hedge against fluctuations in the market value of the securities in which the Portfolio invests and to achieve market exposure pending investment and, in the case of asset-backed and similar securities, for investment purposes.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

Supplement to Prospectus

Institutional Portfolios

HC Strategic Shares

Dated November 1, 2015

HC Capital Trust

The date of this Supplement is March 29, 2016

The Commodity Returns Strategy Portfolio:

At a meeting held on March 8, 2016, the Board of Trustees (the “Board”) for HC Capital Trust (the “Trust”) approved the engagement of Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”) as an investment advisory organization (“Specialist Manager”) to manage portions of the assets of The Commodity Returns Strategy Portfolio. Accordingly, effective March 29, 2016, the Prospectus is supplemented as shown below and related disclosures amended accordingly.

1. The following replaces the “Investment Subadvisers” section on page 29 of the Prospectus:

Investment Subadvisers

Cadence Capital Management LLC (“Cadence”), Mellon Capital Management Corporation (“Mellon Capital”), Parametric Portfolio Associates (“Parametric”), Pacific Investment Management Company LLC (“PIMCO”), Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”) and Wellington Management Company LLP (“Wellington Management”) are the Specialist Managers for the Portfolio.

2. The following is added to the “Portfolio Managers” section on page 29 of the Prospectus:

Vaughan Nelson: Steve Henriksen, Charles Ellis, Portfolio Manager and Blanca Garza- Bianco have co-managed the portion of the Portfolio allocated to Vaughan Nelson since March 2016.

3. The following replaces “Specialist Managers” introductory paragraph under “The Commodity Returns Strategy Portfolio” on page 81:

Specialist Managers. A portion of the Portfolio is managed in accordance with an “active management” approach, which involves the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Parametric, PIMCO, Vaughan Nelson and Wellington Management are currently responsible for implementing the active component of the Portfolio’s investment strategy. The remaining portion of the Portfolio is managed using “passive” or “index” investment approaches that are designed to approximate as closely as practicable, before expenses, the performance of the Portfolio’s benchmark index or one or more identifiable subsets or other portions of that index (see “Fund Management,” included later in this Prospectus). Cadence and Mellon Capital are currently responsible for implementing the passive component of the Portfolio’s investment strategy. Further information about the Specialist Managers, individual portfolio managers responsible for day-to-day investment decisions for the Portfolio, and the manner in which the Portfolio’s assets are allocated among them appears in the “Specialist Manager Guide” included later in this Prospectus.

4. The following is added under “More Information About Fund Investments and Risks—The Commodity Returns Strategy Portfolio; Specialist Managers” beginning on page 81:

The Vaughan Nelson Investment Selection Process	In making investment decisions for the Portfolio, Vaughan Nelson employs bottom-up fundamental analysis and achieves flexibility in fixed income portfolio construction through sector rotation, duration/yield curve positioning and opportunistic trading efficiencies to produce a value-oriented portfolio of energy/commodity sector fixed income securities. Vaughan Nelson tries to emphasize capital preservation relative to other opportunities within its investment universe and, therefore, focuses on companies’ balance sheets, short-term liquidity and asset bases. The sell discipline is driven by a combination of factors, including the realization of the investment objective, new risks materializing, credit quality deterioration or a better relative value opportunity is uncovered.

5. The following replaces “The Commodity Returns Strategy Portfolio” paragraph under “Advisory Services-Specialist Managers” on page 105:

The Commodity Returns Strategy Portfolio – The Portfolio is managed by six Specialist Managers, each of whom is compensated in accordance with a different fee schedule. Although asset allocations and fees payable to the Specialist Managers may vary, the figures assume an estimated allocation of assets at March 29, 2016 of 28% Wellington Management Global Natural Resources strategy, 17% Wellington Management Commodity strategy, 3% Parametric, 16% PIMCO, 0% Cadence, 8% Vaughan Nelson and 28% Mellon Capital.

5. The following is added as a new section in the “Specialist Manager Guide” beginning before the last two paragraphs on page 130:

Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”) serves as a Specialist Manager of The Commodity Returns Strategy Portfolio. Vaughan Nelson is an indirect wholly-owned subsidiary of Natixis Global Asset Management SA, a French investment banking/financial services firm, of which a minority share of ownership is publicly traded on the Euronext exchange in Paris. Vaughan Nelson’s headquarters are located at 600 Travis Street, Suite 6300, Houston, Texas 77002. Founded in 1970, Vaughan Nelson is a registered investment adviser which has approximately $12.5 billion in assets under management as of December 31, 2015.

For its services with respect to the portion of The Commodity Returns Strategy Portfolio allocated to Vaughan Nelson from time to time (the “Account”), Vaughan Nelson shall receive a fee calculated at an annual rate and payable quarterly in arrears based on the Average Quarterly Net Assets of the Combined Assets (as defined below) of 0.35% of the first $25 million of the Combined Assets, 0.25% of the next $75 million of Combined Assets and 0.20% of the Combined Assets exceeding $100 million. For purposes of calculating fees, the term “Combined Assets” shall mean the sum of (i) the net assets of the Account; and (ii) the net assets of each other investment advisory account for which the Adviser serves as investment adviser and for which Vaughan Nelson provides portfolio management services (“Other Hirtle Accounts”) using the same strategies as employed for the Account. “Average Quarterly Net Assets” shall mean the average of the average daily net asset values of the Account and/or the average of the net asset values of the Other Hirtle Accounts, as the case may be, as of the last business day of each of the three months in the calendar quarter. During the fiscal year ended June 30, 2015, Vaughan Nelson was not allocated assets of The Commodity Returns Strategy Portfolio.

Day-to-day investment decisions for The Commodity Returns Strategy Portfolio are the responsibility of Steve Henriksen, Senior Portfolio Manager/ Director -Fixed Income Investments of Vaughan Nelson, Charles Ellis, Portfolio Manager and Blanca Garza-Bianco, Portfolio Manager, each a member of the Vaughan Nelson Fixed Investment team. Mr. Henriksen joined Vaughan Nelson in 1994. He received a B.A. from Louisiana State University and has over 33 years of investment management and research experience. Mr. Ellis joined Vaughan Nelson in 2003. He received a B.B.A. from Texas Tech University and has over 41 years of investment management and research experience. Ms. Garza-Bianco joined Vaughan Nelson in 1998. She received a B.A. from the University of Houston and an M.B.A. from the University of St. Thomas and has over 23 years of investment management and research experience.

The Core Fixed Income Portfolio, The Fixed Income Opportunity Portfolio, The U.S. Government Fixed Income Securities Portfolio, The Inflation Protected Securities Portfolio, The U.S. Corporate Fixed Income Securities Portfolio and The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio (the “Portfolios”): The prospectus is supplemented to reflect a change in the portfolio managers for each of the Portfolios as shown below.

1. The following replaces the “Portfolio Managers” section of the Investment Subadviser regarding Mellon Capital Management Corporation (“Mellon Capital”) on page 46 of the Prospectus with respect to The Core Fixed Income Portfolio:

Mellon Capital: David C. Kwan and Gregg Lee have co-managed the portion of the Portfolio allocated to Mellon Capital since December, 2010 and Paul Benson has co-managed the portion of the Portfolio allocated to Mellon Capital since March 2016.

2. The following replaces the “Portfolio Managers” section of the Investment Subadviser regarding Mellon Capital Management Corporation (“Mellon Capital”) on page 53 of the Prospectus with respect to The Fixed Income Opportunity Portfolio:

Mellon Capital: David Kwan, John DiRe, Manual Hayes and Stephanie Shu have co-managed the portion of the Portfolio allocated to Mellon Capital since August, 2013 and Paul Benson has co-managed the portion of the Portfolio allocated to Mellon Capital since March 2016.

3. The following replaces the “Portfolio Managers” section of the Investment Subadviser regarding Mellon Capital Management Corporation (“Mellon Capital”) on page 57 of the Prospectus with respect to The U.S. Government Fixed Income Securities Portfolio:

Mellon Capital: David C. Kwan and Gregg Lee have co-managed the Portfolio since December, 2010 and Paul Benson has co-managed the Portfolio since March 2016.

4. The following replaces the “Portfolio Managers” section of the Investment Subadviser regarding Mellon Capital Management Corporation (“Mellon Capital”) on page 61 of the Prospectus with respect to The Inflation Protected Securities Portfolio:

Mellon Capital: David C. Kwan, CFA and Wyatt Cerny have co-managed the Portfolio since the Portfolio’s inception in February 2014 and Paul Benson has co-managed the Portfolio since March 2016.

5. The following replaces the “Portfolio Managers” section of the Investment Subadviser regarding Mellon Capital Management Corporation (“Mellon Capital”) on page 66 of the Prospectus with respect to The U.S. Corporate Fixed Income Securities Portfolio:

Mellon Capital: David C. Kwan, John DiRe, and Manuel Hayes have co-managed the portion of the Portfolio allocated to Mellon Capital since August 2013 and Paul Benson has co-managed the portion of the Portfolio allocated to Mellon Capital since March 2016.

6. The following replaces the “Portfolio Managers” section of the Investment Subadviser regarding Mellon Capital Management Corporation (“Mellon Capital”) on page 71 of the Prospectus with respect to The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio:

Mellon Capital: Mr. David C. Kwan and Mr. Gregg Lee have co-managed the Portfolio since December, 2012 and Paul Benson has co-managed the Portfolio since March 2016.

7. The following replaces the Mellon Capital Management Corporation section of the “Specialist Manager Guide” on page 124 of the Prospectus:

Mellon Capital Management Corporation (“Mellon Capital”) serves as a Specialist Manager for The Institutional Value Equity Portfolio, The Institutional Growth Equity Portfolio, The Institutional Small Capitalization—Mid Capitalization Equity Portfolio, The Real Estate Securities Portfolio, The Commodity Returns Strategy Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio, The Core Fixed Income Portfolio, The Fixed Income Opportunity Portfolio, The Inflation Protected Securities Portfolio and The U.S. Corporate Fixed Income Securities Portfolio. Mellon Capital, which was organized as a Delaware corporation in 1983, is headquartered at 50 Fremont Street, Suite 3900, San Francisco, CA 94105. Mellon Capital is a wholly-owned indirect subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”).

For its services to The Institutional Value Equity Portfolio, The Institutional Growth Equity Portfolio, and The Institutional Small Capitalization—Mid Capitalization Equity Portfolio, Mellon Capital receives a fee from each Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.065% so long as the aggregate assets allocated to Mellon Capital for all of its passive equity mandates (including accounts for other clients of the Adviser and certain of its affiliates besides the Trust) exceed $2 billion. Should these aggregate assets fall below $2 billion, the fee will be calculated at an annual rate of 0.075%. During the fiscal year ended June 30, 2015, Mellon Capital received fees of 0.065% of the average daily net assets for each portion of The Institutional Growth Equity Portfolio and The Institutional Small Capitalization—Mid Capitalization Equity Portfolio allocated to Mellon Capital. Mellon Capital did not manage any assets of The Institutional Value Equity Portfolio during the fiscal year ended June 30, 2015.

For its services to The Real Estate Securities Portfolio and The Commodity Returns Strategy Portfolio, Mellon Capital receives a fee from each Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.10% so long as the aggregate assets allocated to Mellon Capital for all of its passive equity mandates (including accounts for other clients of the Adviser and certain of its affiliates besides the Trust) exceed $2 billion. Should these aggregate assets fall below $2 billion, the fee will be calculated at an annual rate of 0.11%. During the fiscal year ended June 30, 2015, Mellon Capital received fees of 0.10% of the average daily net assets for the portion of The Commodity Returns Strategy Portfolio allocated to Mellon Capital. Mellon Capital did not manage any assets of The Real Estate Securities Portfolio during the fiscal year ended June 30, 2015.

For its services to The Institutional International Equity Portfolio, Mellon Capital receives a fee from the Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.10% for those assets allocated to developed markets strategies and at an annual rate of 0.13% for those assets allocated to emerging markets strategies, so long as the aggregate assets allocated to Mellon Capital for all of its passive equity mandates (including accounts for other clients of the Adviser and certain of its affiliates besides the Trust) exceed $2 billion. Should these aggregate assets fall below $2 billion, the fee will be calculated an annual rate of 0.11% for those assets allocated to developed markets strategies and at an annual rate of 0.15% for those assets allocated to emerging markets strategies. During the fiscal year ended June 30, 2015, Mellon received fees of 0.13% of the average daily net assets for the portion of The Institutional International Equity Portfolio allocated to Mellon Capital.

For its services to The Emerging Markets Portfolio, Mellon Capital receives a fee from each Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.13% so long as the aggregate assets allocated to Mellon Capital for all of its passive equity mandates (including accounts for other clients of the Adviser and certain of its affiliates besides the Trust) exceed $2 billion. Should these aggregate assets fall below $2 billion, the fee will be calculated at an annual rate of 0.15%. During the fiscal year ended June 30, 2015, Mellon Capital received fees of 0.13% of the average daily net assets for the portion of The Emerging Markets Portfolio allocated to Mellon Capital.

For its services to The Core Fixed Income Portfolio (for assets allocated to government and mortgage/asset backed securities strategies), The U.S. Government Fixed Income Securities Portfolio and The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio, Mellon Capital receives a fee, based on the average daily net asset value of that portion of the assets of each Portfolio managed by it, at an annual rate of 0.06%. During the fiscal year ended June 30, 2015, Mellon Capital received fees of 0.06% of the average daily net assets for each portion of The Core Fixed Income Portfolio, The U.S. Government Fixed Income Securities Portfolio and The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio allocated to Mellon Capital.

For its services to The Core Fixed Income Portfolio (for assets allocated to corporate securities strategies) and The U.S. Corporate Fixed Income Securities Portfolio, Mellon Capital receives a fee, based on the average daily net asset value of that portion of the assets of each Portfolio managed by it, at an annual rate of 0.15% of that portion of each Portfolio dedicated to investments in U.S. corporate fixed income securities. During the fiscal year ended June 30, 2015, Mellon Capital received fees of 0.15% of the average daily net assets for the portion of The Core Fixed Income Portfolio allocated (to corporate securities strategies) to Mellon Capital. Mellon Capital did not manage any assets of The U.S. Corporate Fixed Income Securities Portfolio during the fiscal year ended June 30, 2015.

For its services to The Fixed Income Opportunity Portfolio, Mellon Capital receives a fee, based on the average daily net asset value of that portion of the assets of the Portfolios managed by it, at an annual rate of 0.25%. During the fiscal year ended June 30, 2015, Mellon Capital was not allocated assets of The Fixed Income Opportunity Portfolio.

For its services to The Inflation Protected Securities Portfolio, Mellon Capital receives a fee from the Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of: 0.04% of the average daily net assets of that portion of the Account invested according to a domestic inflation-protected securities strategy; 0.07% of the average daily net assets of that portion of the Account invested according to a global inflation-protected securities strategy; and 0.13% of the average daily net assets of that portion of the Account invested according to an emerging markets inflation-protected securities strategy. During the period ended June 30, 2015, Mellon Capital received fees of 0.04% of the average daily net assets of The Emerging Markets Portfolio.

The Portfolio Managers for the Institutional Value Equity, Institutional Growth Equity, and Institutional Small Capitalization—Mid Capitalization Equity Portfolios are Karen Wong, William Cazalet, Ronald Gala and Kristin Crawford. The Portfolio Managers for the Real Estate Securities, Commodity Returns Strategy, Institutional International Equity and Emerging Markets Portfolios are Karen Wong, William Cazalet, Peter Goslin and Kristin Crawford. The Portfolio Managers for The Inflation Protected Securities Portfolio are David C. Kwan, CFA, Paul Benson CFA, CAIA and Wyatt Cerny.

Karen Q. Wong, CFA is a Managing Director and Head of Equity Portfolio Management at Mellon Capital. She has an M.B.A. and a B. S. from San Francisco State University. Ms. Wong has 15 years of investment experience and joined Mellon Capital in 2000. Ms. Wong is the head of equity portfolio management responsible for overseeing all equity indexing strategies, including exchange traded funds (ETFs) and is responsible for refinement and implementation of the equity portfolio management process. She is a member of the Senior Management Committee, Investment Management Committee, Risk Management Committee, Fiduciary Committee, and Trade Management Oversight Committee. Prior to joining Mellon Capital she worked as a security analyst at Redwood Securities. She is member of the CFA Institute and the CFA Society of San Francisco and is also a member of S&P Index Advisory Panel and Russell Index Client Advisory Board.

William Cazalet, CAIA is a Managing Director and Head of Active Equity Portfolio Management at Mellon Capital. He has an M.S.M from Stanford University Graduate School of Business. and an M.A. from Cambridge University. Mr. Cazalet has 21 years of investment experience and joined Mellon Capital in 2013. Mr. Cazalet manages the entire team of portfolio managers and researchers for all U.S. and international active equity strategies.

Ronald Gala, CFA is a Managing Director, Team Leader and Senior Portfolio Manager for the Active Equity Strategies. Mr. Gala has 29 years of investment experience with tenure of 21 years between Mellon Capital and Mellon Equity Associates, LLP. He is a member and past president of the CFA Society of Pittsburgh and a member of the CFA Institute. He has an M.B.A. from the University of Pittsburgh and a B.S. from Duquesne University.

Kristin Crawford is a Director and Senior Portfolio Manager for the Active Equity Strategies. Ms. Crawford has 21 years of investment experience with tenure of 13 years between Mellon Capital and Franklin Portfolio Associates. She has an M.B.A. from Suffolk University and a B.S. from Smith College. Prior to joining Mellon Capital, she was a vice president and portfolio manager at Franklin Portfolio Associates.

Peter Goslin, CFA is a Director and Senior Portfolio Manager for the Active Equity Strategies. Mr. Goslin has 21 years of investment experience with tenure of 15 years at Mellon Capital. Mr. Goslin has an M.B.A. from the University of Notre Dame in Finance. Prior to joining Mellon Capital, Mr. Goslin was a derivatives trader and NASDAQ market maker for Merrill Lynch and ran Merrill’s Equity Index Option desk at the Chicago Mercantile Exchange.

Day-to-day investment decisions for the portions of The Core Fixed Income Portfolio and The U.S. Government Fixed Income Securities Portfolio allocated to Mellon Capital are the responsibility of David C. Kwan, CFA Paul Benson, CFA, CAIA and Gregg Lee, CFA. Mr. Kwan is a Managing Director, Fixed Income Management of Mellon Capital with 24 years of investment experience at the firm. He earned both a B.S. and an M.B.A. at the University of California at Berkeley. Mr. Benson is Managing Director and Head of Fixed Income Portfolio Management at Mellon Capital with 20 years of investment experience and 10 years at the firm. He earned a B.A. at the University of Michigan at Ann Arbor. Mr. Lee is a Vice President, Senior Portfolio Manager at Mellon Capital with 25 years of finance and investment experience and 25 years at the firm. He earned a B.S. at University of California at Davis.

Day-to-day investment decisions for the portion of The Fixed Income Opportunity Portfolio allocated to Mellon Capital are the responsibility of David Kwan, John DiRe, Manual Hayes, Paul Benson and Stephanie Shu. Mr. Kwan is a Managing Director, Fixed Income Management of Mellon Capital with 24 years of investment experience at the firm. He earned both a B.S. and an M.B.A. at the University of California at Berkeley. Mr. DiRe is a Director, Senior Portfolio Manager with 20 years of investment experience and 10 years at the firm. He earned a B.S at the University of Illinois, Chicago and an M.B.A. at University of California at Los Angeles. Mr. Hayes is a Senior Portfolio Manager with 10 years investment experience and 5 years at the firm. He earned a B.S at the University of California at Berkeley. Mr. Benson is Managing Director and Head of Fixed Income Portfolio Management at Mellon Capital with 20 years of investment experience and 10 years at the firm. He earned a B.A. at the University of Michigan at Ann Arbor. Ms. Shu is a Director, Senior Portfolio Manager with 16 years of investment experience and 14 years at the firm. She earned a M.S. at Texas A&M University.

Day-to-day investment decisions for the portion of The U.S. Corporate Fixed Income Securities Portfolio allocated to Mellon Capital is the responsibility of David C. Kwan, CFA, Paul Benson, CFA, CAIA John DiRe, and Manual Hayes. Mr. Kwan is a Managing Director, Fixed Income Management of Mellon Capital with 24 years of investment experience at the firm. He earned both a B.S. and an M.B.A. at the University of California at Berkeley. Mr. Benson is Managing Director and Head of Fixed Income Portfolio Management at Mellon Capital with 20 years of investment experience and 10 years at the firm. He earned a B.A. at the University of Michigan at Ann Arbor. Mr. DiRe is a Director, Senior Portfolio Manager with 21 years of investment experience and 10 years at the firm. He earned a B.S at the University of Illinois, Chicago and an M.B.A. at University of California at Los Angeles. Mr. Hayes is a Senior Portfolio Manager with 10 years investment experience and 5 years at the firm. He earned a B.S at the University of California at Berkeley.

The Portfolio Managers for The Inflation Protected Securities Portfolio are David C. Kwan, CFA, Paul Benson, CFA, CAIA and Wyatt Cerny. Mr. Kwan is a Managing Director, Fixed Income Management of Mellon Capital with 23 years of investment experience at the firm. He earned both a B.S. and an M.B.A. at the University of California at Berkeley. Mr. Benson is Managing Director and Head of Fixed Income Portfolio Management at Mellon Capital with 20 years of investment experience and 10 years at the firm. He earned a B.A.at the University of Michigan at Ann Arbor. Mr. Cerny is a Portfolio Manager of Fixed Income Management of Mellon Capital with 5 years of investment experience at the firm. He earned his B.S. at Georgetown University.

As of June 30, 2015, Mellon Capital had assets under management totaling approximately $392 billion, which includes overlay strategies.

The Emerging Markets Portfolio (the “Portfolio”) (From the Supplement Filed on February 18, 2016): The prospectus is supplemented to reflect the removal of Kirk Henry in the portfolio managers for the Portfolio as shown below.

1. The following replaces the “TBCAM” paragraph under the “Portfolio Managers” section of the Investment SubAdvisers, regarding the Portfolio on page 40 of the Prospectus:

TBCAM: Warren Skillman has co-managed the portion of the Portfolio allocated to TBCAM since March, 2010.

2. The following replaces the first two paragraphs of The Boston Company Asset Management LLC section of the “Specialist Manager Guide” on page 118 of the Prospectus:

The Boston Company Asset Management LLC (“TBCAM”) serves as a Specialist Manager for The Emerging Markets Portfolio. TBCAM is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act and is a wholly-owned subsidiary of The Bank of New York Mellon Corporation. TBCAM is headquartered at the One Boston Place, Boston, MA 02108. Mr. Warren Skillman is primarily responsible for the day-to-day management of the portion of the Portfolio’s assets allocated to TBCAM. As of June 30, 2015, TBCAM had total assets under management of approximately $44.4 billion in assets.

The Institutional International Equity Portfolio (From the Supplement Filed on February 18, 2016): The section relating to the City of London Investment Management Company Limited (“CLIM”) Investment Selection Process under “More Information About Fund Investments and Risks; Specialist Managers” on page 86 for The Institutional International Equity Portfolio is deleted in its entirety and is replaced by the following:

The CLIM Investment Selection Process:	CLIM attempts to achieve above average long term performance with low relative volatility through active management of a portfolio consisting mostly of closed-end funds. Within sector allocation parameters set by the Adviser, CLIM uses a bottom-up stock selection process to identify a set of closed end funds that will provide the desired asset-class exposure. CLIM uses four main factors in selecting closed-end funds for purchase:

• The historical, net performance of the closed-end fund in NAV terms, versus its benchmark (i.e. quality of exposure to the desired asset class);

• The current discount to NAV of the fund compared to its historical average and its peer group and its potential to generate alpha;

• The potential for the fund’s discount to NAV to narrow due to unitization (conversion to open-ended status), a share buyback program or some other form of corporate activity; and

• Extraneous valuation factors such as rights issues, mergers or other event-driven situations that can be accretive to shareholders.
CLIM generally sells positions either to adjust asset allocations or because a superior investment opportunity has been identified.

The Institutional Value Equity Portfolio, The Institutional Growth Equity, The Institutional Small Capitalization—Mid Capitalization Equity Portfolio, The Real Estate Securities Portfolio, The Commodity Returns Strategy Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio The Core Fixed Income Portfolio, The Fixed Income Opportunity Portfolio , The U.S. Government Fixed Income Securities Portfolio, The Inflation Protected Securities Portfolio, The U.S. Corporate Fixed Income Securities Portfolio and The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio (the “Portfolios”) (From the Supplement Filed on January 14, 2016): The prospectus is supplemented to reflect the addition of Scott Jacobson in the portfolio managers for each of the Portfolios as shown below.

1. The following replaces the “Portfolio Managers” section of the Investment Adviser, regarding The Institutional Value Equity Portfolio on page 6 of the Prospectus:

Thomas Cowhey, CFA and Brad Conger, CFA have managed the Portfolio since August, 2013. Scott Jacobson, CFA has managed the Portfolio since January, 2016.

2. The following replaces the “Portfolio Managers” section of the Investment Adviser, regarding The Institutional Growth Equity Portfolio on page 11 of the Prospectus:

Thomas Cowhey, CFA and Brad Conger, CFA have managed the Portfolio since August, 2013. Scott Jacobson, CFA has managed the Portfolio since January, 2016.

3. The following replaces the “Portfolio Managers” section of the Investment Adviser, regarding The Institutional Small Capitalization—Mid Capitalization Equity Portfolio on page 16 of the Prospectus:

Thomas Cowhey, CFA and Brad Conger, CFA have managed the Portfolio since August, 2013. Scott Jacobson, CFA has managed the Portfolio since January, 2016.

4. The following replaces the “Portfolio Managers” section of the Investment Adviser, regarding The Real Estate Securities Portfolio on page 22 of the Prospectus:

Thomas Cowhey, CFA and Brad Conger, CFA have managed the Portfolio since August, 2013. Scott Jacobson, CFA has managed the Portfolio since January, 2016.

5. The following replaces the “Portfolio Managers” section of the Investment Adviser, regarding The Commodity Returns Strategy Portfolio on page 29 of the Prospectus:

Thomas Cowhey, CFA and Brad Conger, CFA have managed the Portfolio since August, 2013. Scott Jacobson, CFA has managed the Portfolio since January, 2016.

6. The following replaces the “Portfolio Managers” section of the Investment Adviser, regarding The Institutional International Equity Portfolio on page 34 of the Prospectus:

Thomas Cowhey, CFA and Brad Conger, CFA have managed the Portfolio since August, 2013. Scott Jacobson, CFA has managed the Portfolio since January, 2016.

7. The following replaces the “Portfolio Managers” section of the Investment Adviser, regarding The Emerging Markets Portfolio on page 40 of the Prospectus:

Thomas Cowhey, CFA and Brad Conger, CFA have managed the Portfolio since August, 2013. Scott Jacobson, CFA has managed the Portfolio since January, 2016.

8. The following replaces the “Portfolio Managers” section of the Investment Adviser, regarding The Core Fixed Income Portfolio on page 46 of the Prospectus:

Thomas Cowhey, CFA and Brad Conger, CFA have managed the Portfolio since August, 2013. Scott Jacobson, CFA has managed the Portfolio since January, 2016.

9. The following replaces the “Portfolio Managers” section of the Investment Adviser, regarding The Fixed Income Opportunity Portfolio on page 53 of the Prospectus:

Thomas Cowhey, CFA has managed the Portfolio since June, 2013. Brad Conger, CFA has managed the Portfolio since August, 2013. Scott Jacobson, CFA has managed the Portfolio since January, 2016.

10. The following replaces the “Portfolio Managers” section of the Investment Adviser, regarding The U.S. Government Fixed Income Securities Portfolio on page 57 of the Prospectus:

Thomas Cowhey, CFA and Brad Conger, CFA have managed the Portfolio since August, 2013. Scott Jacobson, CFA has managed the Portfolio since January, 2016.

11. The following replaces the “Portfolio Managers” section of the Investment Adviser, regarding The Inflation Protected Securities Portfolio on page 61 of the Prospectus:

Thomas Cowhey, CFA and Brad Conger, CFA have managed the Portfolio since its inception in February 2014. Scott Jacobson, CFA has managed the Portfolio since January, 2016.

12. The following replaces the “Portfolio Managers” section of the Investment Adviser, regarding The U.S. Corporate Fixed Income Securities Portfolio on page 66 of the Prospectus:

Thomas Cowhey, CFA and Brad Conger, CFA have managed the Portfolio since August, 2013. Scott Jacobson, CFA has managed the Portfolio since January, 2016.

13. The following replaces the “Portfolio Managers” section of the Investment Adviser, regarding The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio on page 71 of the Prospectus:

Thomas Cowhey, CFA and Brad Conger, CFA have managed the Portfolio since August, 2013. Scott Jacobson, CFA has managed the Portfolio since January, 2016.

14. The following replaces the fifth paragraph under “Advisory Services” in the section “More Information About the Fund Investments and Risks” on page 104 of the Prospectus:

Officers and/or employees of the Adviser serve as the executive officers of the Trust and/or as members of the Board of Trustees. For its services under the HC Capital Agreements, the Adviser is entitled to receive an annual fee of 0.05% of each Portfolio’s average net assets. The principal offices of the Adviser are located at Five Tower Bridge, 300 Barr Harbor Drive, Suite 500, West Conshohocken, PA 19428-2970. A registered investment adviser under the Investment Advisers Act of 1940, as amended, since 1988, the Adviser had, as of June 30, 2015, approximately $25.4 billion in assets under management. HC Capital Solutions is a division of Hirtle, Callaghan & Co. LLC, and wholly owned by Hirtle Callaghan Holdings, Inc., which is controlled by one of its founders, Jonathan J. Hirtle. Mr. Thomas Cowhey, CFA, Mr. Brad Conger, CFA and Mr. Scott Jacobson, CFA act as portfolio managers for each Portfolio. Mr. Cowhey is the Chief Investment Strategist for the Adviser and has been with the Advisor since 2000. Mr. Conger is a Vice President at the Adviser and has been with the Adviser since December 2010. Prior to joining the Adviser, Mr. Conger spent over four years as a Director and Senior Analyst at Clearbridge Advisors. Mr. Jacobson is a Capital Allocation Investment Strategist for the Adviser and has been with the Adviser since 2015. Prior to joining the Adviser, Mr. Jacobson served as a Managing Director at Wedbush Securities, Inc., a Consultant for ClearVol Capital Management, LLC and the Head of Derivative Strategy at Sanford C. Bernstein & Co., LLC.

The Commodity Returns Strategy Portfolio (the “Portfolio”) (From the Supplement Filed on December 16, 2015): The prospectus is supplemented to reflect a change, effective January 1, 2016, in the portfolio managers for the Portfolio as shown below.

1. The following replaces the “Portfolio Managers” section of the Investment Subadviser, regarding Wellington Management Company LLP (“Wellington Management”) on page 29 of the Prospectus with respect to the Portfolio:

Wellington Management: Jay Bhutani has managed a portion of the Portfolio allocated to Wellington Management since June 2010. David Chang has managed a portion of the Portfolio allocated to Wellington Management since April 2011.

2. The following replaces the last four paragraphs of the Wellington Management section of the “Specialist Manager Guide” on page 129 of the Prospectus:

Jay Bhutani, Managing Director and Global Industry Analyst affiliated with Wellington Management and located outside of the United States, has served as Portfolio Manager for the Commodity Related Securities portion of the Fund since June 2010. Mr. Bhutani joined Wellington Management as an investment professional in 2007.

David A. Chang, CFA, Senior Managing Director and Commodities Portfolio Manager of Wellington Management, has served as Portfolio Manager for the Subsidiary since April 2011. Mr. Chang joined Wellington Management in 2001, and has been an investment professional since 2002.

For its services to The Commodity Returns Strategy Portfolio, Wellington Management receives a fee, payable monthly, at the following rates: For assets managed in its Global Natural Resources strategy, Wellington Management receives a fee at an annual rate of 0.60% of the average daily net assets of the account so long as at least $150 million in assets are present in the account; and 0.85% of the average daily net assets of the account if less than $150 million in assets are present in the account. Prior to March 11, 2015, Wellington Management received a fee, payable monthly, for Portfolio assets managed in its Global Natural Resources strategy, of 0.85% of the average daily net assets of that portion of the Portfolio’s assets allocated to such strategy so long as there are at least $50 million in assets present in such account and 1.00% if less than $50 million are present in the account. Wellington Management has waived the $50 million minimum assets level for the first six months of the Portfolio’s operations. For assets managed in its Commodity strategy, Wellington Management will receive a fee at an annual rate of 0.75% of the average daily net assets of that portion of the Portfolio’s assets allocated to such strategy from time to time. During the fiscal year ended June 30, 2015, Wellington Management received a total fee of 0.76% of the average daily net assets of The Commodity Returns Strategy Portfolio.

The Core Fixed Income Portfolio (the “Portfolio”) (From the Supplement Filed on December 16, 2015):

1. The section “Principal Investment Strategies” pertaining to the Portfolio on page 41 of the Prospectus is revised and restated as shown below:

Principal Investment Strategies

Under normal circumstances, the Portfolio invests primarily (i.e. at least 80% of its net assets) in a diversified portfolio of fixed income securities. In the unlikely event that a change in this investment policy is adopted by the Board of Trustees, shareholders will receive at least 60 days prior written notice before such change is implemented. The Portfolio, under normal circumstances, will invest at least 80% of its net assets in fixed income securities that, at the time of purchase, are rated in one of four highest rating categories assigned by one of the major independent rating agencies or are, in the view of the Specialist Manager, deemed to be of comparable quality. Securities in the fourth highest rating category may have speculative characteristics. From time to time, a substantial portion of the Portfolio may be invested in any of the following: (1) investment grade mortgage-backed or asset-backed securities; (2) securities issued or fully guaranteed by the U.S. Government, Federal Agencies, or sponsored agencies; (3) investment grade fixed income securities issued by U.S. corporations; or (4) municipal bonds (i.e., debt securities issued by municipalities and related entities). Under normal conditions, the Portfolio may invest up to 20% of its assets in high yield securities (“junk bonds”) as well as cash or money market instruments in order to maintain liquidity, or in the event that the Specialist Manager determines that securities meeting the Portfolio’s investment objective and policies are not otherwise readily available for purchase. The Portfolio may invest in securities issued by other investment companies, including ETFs, that invest in fixed income securities. Consistent with its investment policies, the Portfolio may purchase and sell securities without regard to the effect on portfolio turnover. The Portfolio has historically had significant portfolio turnover (e.g., over 200% annually), and it is anticipated that such portfolio turnover will continue in the future. Securities purchased for the Portfolio will have varying maturities, but under normal circumstances the Portfolio will have an effective dollar weighted average portfolio maturity that is within the range of the average portfolio maturity in the Barclays Capital U.S. Aggregate Bond Index, which range, as of June 30, 2015, was between one and ten years. The weighted average maturity of the Barclays Capital U.S. Aggregate Bond Index as of June 30, 2015 was 7.87 years. The Portfolio may engage in transactions involving instruments such as option or futures contracts, both in order to hedge against fluctuations in the market value of the securities in which the Portfolio invests and to achieve market exposure pending investment and, in the case of asset-backed and similar securities, for investment purposes.

The Portfolio is authorized to operate on a multi-manager basis. This means that a single Portfolio may be managed by more than one Specialist Manager. The multi-manager structure is generally designed to provide investors access to broadly diversified investment styles. The Trust seeks to engage skilled Specialist Managers to provide a broad exposure to the relevant asset class and returns in excess of the Portfolio’s benchmark over time.

2. The paragraph under “The Core Fixed Income Portfolio” on page 88 of the Prospectus is revised and restated as shown below:

The Portfolio, under normal circumstances, will invest at least 80% of its net assets in fixed income securities that, at the time of purchase, are rated in one of four highest rating categories assigned by one of the major independent rating agencies or are, in the view of the Specialist Manager, deemed to be of comparable quality. The Portfolio may invest a substantial portion of its total assets in mortgage-backed and asset-backed issues. Under normal conditions, the Portfolio may invest up to 20% of its assets in high yield securities (“junk bonds”) as well as cash or money market instruments in order to maintain liquidity, or in the event that the Specialist Manager determines that securities meeting the Portfolio’s investment objective and policies are not otherwise readily available for purchase. Consistent with its investment policies, the Portfolio may purchase and sell securities without regard to the effect on portfolio turnover. The Portfolio has historically had significant portfolio turnover (e.g., over 200%/annually), and it is anticipated that such portfolio turnover will continue in the future. High portfolio turnover will cause the Portfolio to incur additional transaction costs; higher transaction costs will reduce total return. High portfolio turnover also is likely to generate short-term capital gains, which is taxed as ordinary income. Securities purchased for the Portfolio will have varying maturities, but under normal circumstances the Portfolio will have an effective dollar weighted average portfolio maturity that is within the range of the average portfolio maturity in the Barclays Capital U.S. Aggregate Bond Index, which range, as of June 30, 2015, was between one and ten years. The weighted average maturity of the Barclays Capital U.S. Aggregate Bond Index as of June 30, 2015 was 7.87 years. The Portfolio may engage in transactions involving “derivative instruments” including, but not limited to, futures, forwards, options and options on futures both in order to hedge against fluctuations in the market value of the securities in which the Portfolio invests and to achieve market exposure pending investment and, in the case of asset-backed and similar securities, for investment purposes.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

STATEMENT OF ADDITIONAL INFORMATION

HC Advisors Shares

November 1, 2015

As Supplemented March 29, 2016

HC CAPITAL TRUST

FIVE TOWER BRIDGE, 300 BARR HARBOR DRIVE, SUITE 500

WEST CONSHOHOCKEN, PA 19428-2970

This Statement of Additional Information is designed to supplement information contained in the Prospectus relating to HC Capital Trust (“Trust”). The Trust is an open-end, series, management investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”). HC Capital Solutions serves as the overall investment adviser to the Trust under the terms of a discretionary investment advisory agreement. It generally oversees the services provided to the Trust. HC Capital Solutions is a separate operating division of Hirtle Callaghan & Co., LLC (the “Adviser”). This document although not a Prospectus, is incorporated by reference in its entirety in the Trust’s Prospectuses and should be read in conjunction with the Trust’s Prospectuses dated November 1, 2015. A copy of those Prospectuses is available by contacting the Trust at (800) 242-9596.

Ticker Symbol
The Value Equity Portfolio	HCVPX

The Institutional Value Equity Portfolio	HCEIX

The Growth Equity Portfolio	HCGWX

The Institutional Growth Equity Portfolio	HCIWX

The Small Capitalization—Mid Capitalization Equity Portfolio	HCSAX

The Institutional Small Capitalization—Mid Capitalization Equity Portfolio	HCISX

The Real Estate Securities Portfolio	HCRSX

The Commodity Returns Strategy Portfolio	HCCAX

The ESG Growth Portfolio	HCSGX

The International Equity Portfolio	HCIAX

The Institutional International Equity Portfolio	HCITX

The Emerging Markets Portfolio	HCEPX

The Core Fixed Income Portfolio	HCFNX

The Fixed Income Opportunity Portfolio	HCFOX

The U.S. Government Fixed Income Securities Portfolio	HCUAX

The Inflation Protected Securities Portfolio	HCPAX

The U.S. Corporate Fixed Income Securities Portfolio	HCXAX

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	HCAAX

The Short-Term Municipal Bond Portfolio	HCSTX

The Intermediate Term Municipal Bond Portfolio	HCIBX

The Intermediate Term Municipal Bond II Portfolio	HCBAX

This Statement of Additional Information does not contain all of the information set forth in the registration statement filed by the Trust with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933. Copies of the registration statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at its offices in Washington, D.C.

The Trust’s Annual Report to Shareholders dated June 30, 2015 and Semi-Annual Report dated December 31, 2014 accompanies this Statement of Additional Information and is incorporated herein by reference. The date of this Statement of Additional Information is November 1, 2015.

Statement of Additional Information Heading	Page	Corresponding Prospectus Heading

Management of the Trust	3	Management of the Trust

Further Information About the Trust’s Investment Policies	22	Investment Risks and Strategies

Investment Restrictions	55	Investment Risks and Strategies

Additional Purchase and Redemption Information	57	Shareholder Information

Portfolio Transactions and Valuation	58	Shareholder Information

Additional Information about the Portfolio Managers	62	Specialist Manager Guide

Dividends, Distributions and Taxes	107	Shareholder Information

History of the Trust and Other Information	111	Management of Trust

Proxy Voting	114	N/A

Independent Registered Public Accounting Firm and Financial Statements	132	Financial Highlights

Ratings Appendix	133	N/A

MANAGEMENT OF THE TRUST

GOVERNANCE. The Trust’s Board of Trustees (“Board”) currently consists of five members. A majority of the members of the Board are individuals who are not “interested persons” of the Trust within the meaning of the Investment Company Act; in the discussion that follows, these Board members are referred to as “Independent Trustees.” The remaining Board member is a senior officer of the Adviser and is thus considered an “interested person” of the Trust for purposes of the Investment Company Act. This Board member is referred to as an “Affiliated Trustee.” Each Trustee serves until the election and qualification of his or her successor, unless the Trustee sooner resigns or is removed from office.

Day-to-day operations of the Trust are the responsibility of the Trust’s officers, each of whom is elected by, and serves at the pleasure of, the Board. The Board is responsible for the overall supervision and management of the business and affairs of the Trust and of each of the Trust’s separate investment portfolios (each, a “Portfolio” and collectively, the “Portfolios”), including the selection and general supervision of those investment advisory organizations (“Specialist Managers”) retained by the Trust to provide portfolio management services to the respective Portfolios. The Board also may retain new Specialist Managers or terminate particular Specialist Managers, if the Board deems it appropriate to do so in order to achieve the overall objectives of the Portfolio involved. More detailed information regarding the Trust’s use of a multi-manager structure appears in this Statement of Additional Information under the heading “Management of the Trust: Multi-Manager Structure.”

OFFICERS AND AFFILIATED TRUSTEE. The table below sets forth certain information about the Trust’s Affiliated Trustee, as well as its executive officers.

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE; TERM SERVED IN OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY TRUSTEE**
Robert J. Zion* Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Born: 1961	Trustee; President	Indefinite; Trustee since 4/30/07; President since 6/12/2012	Mr. Zion is currently the Chief Operating Officer, Secretary and a Principal of the Adviser. He has been with the Adviser for more than the past five years.	21	None

Colette Bergman Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Born: 1970	Vice President & Treasurer	Indefinite; Since 6/12/2012	Ms. Bergman is currently a Vice President of the Adviser. She has been with the Adviser for more than 5 years.	21	N/A

Guy Talarico Alaric Compliance Services, LLC 150 Broadway, Suite 302 New York, NY 10038 Born: 1955	Chief Compliance Officer	Indefinite; Since 4/25/2013	Mr. Talarico is the founder and CEO of Alaric Compliance Services LLC and has been since the company’s inception in 2004.	21	N/A

Curtis Barnes Citi Fund Services 3435 Stelzer Road Columbus, OH 43219 Born: 1953	Secretary	Indefinite; Since 6/05/14	Mr. Barnes is a Senior Vice President and has been with Citi Fund Services Ohio, Inc. since June 1995.	21	N/A

*	Mr. Zion may be deemed to be an “interested person,” of the Adviser as that term is defined by the Investment Company Act, as a result of his past or present positions with the Adviser or its affiliates.
**	The information in this column relates only to directorships in companies required to file certain reports with the SEC under the various federal securities laws.

3

INDEPENDENT TRUSTEES. The following table sets forth certain information about the Independent Trustees.

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE; TERM SERVED IN OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY TRUSTEE*
Jarrett Burt Kling Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Born: 1943	Trustee	Indefinite; Since 7/20/95	For more than the past five years Mr. Kling has been a managing director of CBRE Clarion Securities, LLC, a registered investment adviser.	21	None

Harvey G. Magarick Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Born: 1939	Trustee	Indefinite; Since 7/01/04	Mr. Magarick is retired. Prior to June 3, 2004, he was a partner in the accounting firm of BDO Seidman, LLP.	21	Resource Credit Opportunity, Inc. and Resource Real Estate Innovation Office REIT, Inc.

R. Richard Williams Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Born: 1945	Trustee	Indefinite; Since 7/15/99	Since 2000, Mr. Williams has been the owner of Seaboard Advisers (consulting services).	21	Franklin Square Energy and Power Fund

Richard W. Wortham, III Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Born: 1938	Trustee	Indefinite; Since 7/20/95	Mr. Wortham is currently the Chairman and Chief Executive Officer of The Wortham Foundation and has been a Trustee for more than the past five years.	21	Oncor Electric Delivery Company LLC

*	The information in this column relates only to directorships in companies required to file certain reports with the SEC under the various federal securities laws.

The Independent Trustees identified in the table above have served together on the Trust’s Board for 11 years. Taken as a whole, the Board represents a broad range of business and investment experience, as well as professional skills. Mr. Magarick has extensive experience in public accounting, tax and internal controls and was previously a Partner with BDO Seidman, LLP. Mr. Kling, who holds a B. S. from the Wharton School of The University of Pennsylvania, has over 40 years of experience in investment management and as a co-founder of CBRE Clarion Securities, LLC, has extensive experience in the distribution of investment products. Mr. Williams brings to the Board the experience of a long term business owner, having founded, owned and operated a company that became, during his tenure, the country’s largest distributor of certain industrial equipment, as well as a market leader in pharmaceutical, commercial construction and other business segments. Mr. Wortham has over three decades of executive management experience, having served as a Trustee of The Wortham Foundation, a private philanthropic foundation with assets of approximately $260 million. He is also a life trustee of the Museum of Fine Arts Houston, serving on the executive, finance, investment and audit committees, and is a director of a large electrical transmission and distribution company. The Affiliated Trustee, Mr. Zion, was a certified public accountant with Coopers & Lybrand LLP prior to joining the Hirtle Callaghan organization, has served in executive capacities with companies affiliated with Hirtle Callaghan & Co., LLC for more than ten years.

COMMITTEES OF THE BOARD OF TRUSTEES. The Board has established two committees to assist the Trustees in fulfilling their oversight responsibilities.

The Nominating Committee is responsible for the nomination of individuals to serve as Independent Trustees. The Nominating Committee, whose members consist of all of the Independent Trustees, did not meet during the fiscal year ended June 30, 2015. The Nominating Committee will consider persons submitted by security holders for nomination to the Board. Recommendations for consideration by the Nominating Committee should be sent to the Secretary of the Trust in writing, together with appropriate biographical information concerning each such proposed nominee, at the principal executive office of the Trust. When evaluating individuals for recommendation for Board membership, the Nominating Committee considers the candidate’s knowledge of the mutual fund industry, educational background and experience and the extent to which such experience and background would enable the Board to maintain a diverse mix of skills and qualifications. Additionally, the entire Board annually performs a self-assessment with respect to its current members, which includes a review of their backgrounds, professional experience, qualifications and skills.

4

The Audit Committee is responsible for overseeing the audit process and the selection of independent registered public accounting firms for the Trust, as well as providing assistance to the full Board in fulfilling its responsibilities as they relate to fund accounting, tax compliance and the quality and integrity of the Trust’s financial reports. The Audit Committee, whose members consist of all of the Independent Trustees, held 5 meetings during the fiscal year ended June 30, 2015. Mr. Magarick currently serves as the Audit Committee Chairman.

Compliance and Risk Oversight Process. The Trustees overall responsibility for identifying and overseeing the operational, business and investment risks inherent in the operation of the Trust is handled by the Board as a whole and by the Board’s Audit Committee, particularly with respect to accounting matters. To assist them in carrying out their oversight responsibilities, the Trustees receive, in connection with each of the Board’s regular quarterly meetings, regular reports from the Trust’s Administrator with respect to portfolio compliance, fund accounting matters and matters relating to the computation of the Trust’s net asset value per share. The Trustees also receive reports, at least quarterly, from the Trust’s Chief Compliance Officer or “CCO.” These reports, together with presentations provided to the Board at its regular meetings and regular compliance conference calls among the Advisor, the CCO and the Chair of the Board’s Audit Committee held each month in which there is not a quarterly Board meeting, are designed to keep the Board informed with respect to the effectiveness of the Trust’s overall compliance program including compliance with stated investment strategies, and to help ensure that the occurrence of any event or circumstance that may have a material adverse effect on the Trust are brought promptly to the attention of the Board and that appropriate action is taken to mitigate any such adverse effect. Additionally, the full Board annually receives a report from the Trust’s CCO and both the full Board and, at the discretion of the Independent Trustees, the Independent Trustees separately meet with the CCO for the purpose of discussing the extent to which the Trust’s overall compliance program is reasonably designed to detect and prevent violations of the federal securities laws and assessing the effectiveness of the overall compliance program. Additionally, both the Board, and the Audit Committee meet at least annually with the Trust’s independent public accounting firm. As indicated above, the Audit Committee is comprised solely of Independent Trustees and the Audit Committee and its Chair are regular participants in the compliance and risk oversight process. To date, the Board has not found it necessary to specifically identify a “lead trustee” or to elect, as the Board’s Chairman, an Independent Trustee, although the Board reserves the right to do so in the future.

COMPENSATION ARRANGEMENTS. Since January 1, 2015, each of the Independent Trustees has been entitled to receive from the Trust a fee of (i) $72,500 per year; (ii) an additional $10,000 for each regular and special in person Board meeting attended by him (regardless of whether attendance is in person or by telephone), plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at such meetings; (iii) $2,500 for each Audit Committee Meeting attended in person or telephonically and (iv) $2,500 per each regular and special telephonic meeting attended by him, plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at such meetings. Committee Chairs receive an additional $10,000 annual fee. The Affiliated Trustee and the Trust’s officers receive no compensation from the Trust for performing the duties of their respective offices. The table below shows the aggregate compensation received from the Trust by each of the Independent Trustees during the fiscal year ending June 30, 2015 (excluding reimbursed expenses) and reflects the above compensation arrangements except that the annual retainer fee prior to January 1, 2015 was $65,000 per year.

NAME	AGGREGATE COMPENSATION FROM TRUST	PENSION RETIREMENT BENEFITS FROM TRUST	ESTIMATED BENEFITS UPON RETIREMENT FROM TRUST	TOTAL COMPENSATION FROM TRUST
Jarrett Burt Kling	$121,500	none	none	$121,500
Harvey G. Magarick	$131,250	none	none	$131,250
R. Richard Williams	$121,250	none	none	$121,250
Richard W. Wortham, III	$121,250	none	none	$121,250

5

TRUSTEE OWNERSHIP OF SECURITIES OF HC CAPITAL TRUST. The table below sets forth the extent of each Trustee’s beneficial interest in shares of the Portfolios as of December 31, 2014. For purposes of this table, beneficial interest includes any direct or indirect pecuniary interest in securities issued by the Trust and includes shares of any of the Trust’s Portfolios held by members of a Trustee’s immediate family. As of August 3, 2015, all of the officers and trustees of the Trust own, in the aggregate, less than one percent of the outstanding shares of the respective Portfolios of the Trust; officers and Trustees of the Trust may, however, be investment advisory clients of the Adviser and shareholders of the Trust.

	ROBERT J. ZION*	JARRETT BURT KLING	HARVEY G. MAGARICK	R. RICHARD WILLIAMS	RICHARD W. WORTHAM, III**
The Value Equity Portfolio	e	c	d	e	a
The Institutional Value Equity Portfolio	e	a	d	e	a
The Growth Equity Portfolio	e	c	d	e	a
The Institutional Growth Equity Portfolio	e	a	d	a	a
The Small Capitalization—Mid Capitalization Equity Portfolio	b	b	b	a	a
The Institutional Small Capitalization—Mid Capitalization Equity Portfolio	e	a	a	a	a
The Real Estate Securities Portfolio	a	a	a	a	a
The Commodity Returns Strategy Portfolio	c	a	e	d	a
The ESG Growth Portfolio	a	a	a	a	a
The International Equity Portfolio	e	d	e	e	a
The Institutional International Equity Portfolio	e	a	d	e	a
The Emerging Markets Portfolio	e	c	e	e	a
The Core Fixed Income Portfolio	a	a	e	a	a
The Fixed Income Opportunity Portfolio	a	a	e	a	a
The U.S. Government Fixed Income Securities Portfolio	a	a	a	a	a
The Inflation Protected Securities Portfolio	a	a	a	a	a
The U.S. Corporate Fixed Income Securities Portfolio	a	a	a	a	a
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	a	a	a	a	a
The Short-Term Municipal Bond Portfolio	a	a	c	a	a
The Intermediate Term Municipal Bond Portfolio	c	c	e	a	a
The Intermediate Term Municipal Bond II Portfolio	a	a	c	a	a
AGGREGATE DOLLAR RANGE OF TRUST SHARES	e	e	e	e	a

NOTE:

a = None

b = $1 - $10,000

c = $10,001 - $50,000

d = $50,001 - $100,000

e = Over $100,000

*	Mr. Zion is also a trustee of a Revocable Trust which held shares as of December 31, 2014 of between $10,001-$50,000 in each of The Intermediate Term Municipal Bond Portfolio and The Commodity Returns Strategy Portfolio and also over $100,000 in each of The Value Equity Portfolio, The Growth Equity Portfolio, The International Equity Portfolio, and The Emerging Markets Portfolio. Mr. Zion disclaims beneficial ownership of the Trust.
**	Mr. Wortham serves as a trustee for the Wortham Foundation which held shares as of December 31, 2014 of over $100,000 in each of The Emerging Markets Portfolio, The Fixed Income Opportunity Portfolio, The Institutional Value Equity Portfolio, The Institutional Growth Equity Portfolio, The Inflation Protected Securities Portfolio and The Institutional International Equity Portfolio. Mr. Wortham has no beneficial interest in the Foundation.

MULTI-MANAGER STRUCTURE. As noted in the Prospectus, each of the Trust’s Portfolios is authorized to operate on a “multi-manager” basis. This means that a single Portfolio may be managed by more than one Specialist Manager. In selecting Specialist Managers, the Adviser seeks to identify and retain Specialist Managers who have achieved and will continue to achieve superior investment records relative to selected benchmarks; (b) pair Specialist Managers that have complementary investment styles; (c) monitor Specialist Managers’ performance and adherence to stated styles; and (d) effectively allocate Portfolio assets among

6

Specialist Managers. At present, the Value Equity, Growth Equity, Small Capitalization—Mid Capitalization Equity, International Equity, Emerging Markets, Institutional Value Equity, Institutional Growth Equity, Institutional Small Capitalization—Mid Capitalization Equity, Institutional International Equity, Real Estate Securities, Commodity Returns Strategy, ESG Growth, Fixed Income Opportunity, Core Fixed Income and U.S. Corporate Fixed Income Securities Portfolios each employ the multi-manager structure.

Engagement and Termination of Specialist Managers. The Board is responsible for making decisions with respect to the engagement and/or termination of Specialist Managers based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to specific investment styles. While superior performance is regarded as the ultimate goal, short-term performance by itself is not a significant factor in selecting or terminating Specialist Managers. From time to time, the Adviser may recommend, and the Board may consider, terminating the services of a Specialist Manager. The criteria for termination may include, but are not limited to, the following: (a) departure of key personnel from the Specialist Manager’s firm; (b) acquisition of the Specialist Manger by a third party; (c) change in or departure from investment style, or (d) prolonged poor performance relative to the relevant benchmark index.

The Board’s authority to retain Specialist Managers is subject to the provisions of Section 15(a) of the Investment Company Act. Section 15(a) prohibits any person from serving as an investment adviser to a registered investment company unless the written contract has been approved by the shareholders of that company. Rule 15a-4 under the Investment Company Act (“Rule 15a-4”), however, provides for an exception from the provisions of Section 15(a). Rule 15a-4 permits an adviser to provide advisory services to an investment company before shareholder approval is obtained pursuant to the terms of an interim agreement in the event that a prior advisory contract is terminated by action of such company’s board; in such case, a new contract must be approved by such shareholders within 150 days of the effective date of the interim agreement, or such interim agreement will terminate. The Trust has relied upon the provisions of Rule 15a-4 from time to time, as more fully discussed in this Statement of Additional Information under the heading “Management of the Trust: Investment Advisory Arrangements.” Additionally, the Trust has received an order from the SEC that exempts the Trust from the provisions of Section 15(a) and certain related provisions of the Investment Company Act under certain circumstances. This order permits the Trust to enter into portfolio management agreements with Specialist Managers upon the approval of the Board but without submitting such contracts for the approval of the shareholders of the relevant Portfolio. The shareholders of each Portfolio have approved this structure. Unless otherwise permitted by law, the Board will not act in reliance upon such order with respect to any new Portfolio unless the approval of the shareholders of that Portfolio is first obtained. The SEC has proposed a rule that, if adopted, would provide relief from Section 15(a) similar to that currently available only by SEC order. The Board may consider relying upon this rule, if adopted, in connection with the Trust’s multi-manager structure.

Allocation of Assets Among Specialist Managers. The Adviser is responsible for determining the level of assets that will be allocated among the Specialist Managers in those Portfolios that are served by two or more Specialist Managers. The Adviser and the Trust’s officers monitor the performance of both the overall Portfolio and of each Specialist Manager and, from time to time, may make changes in the allocation of assets to the Specialist Managers that serve a particular Portfolio. For example, a reallocation may be made in the event that a Specialist Manager experiences variations in performance as a result of factors or conditions that affect the particular universe of securities emphasized by that investment manager, as a result of personnel changes within the manager’s organization or in connection with the engagement of an additional Specialist Manager for a particular Portfolio.

INVESTMENT ADVISORY ARRANGEMENTS. The services provided to the Trust by the Adviser and by the various Specialist Managers are governed under the terms of written agreements, in accordance with the requirements of the Investment Company Act. Each of these agreements is described below.

The HC Capital Agreement. The services provided to the Trust by the Adviser, described above and in the Prospectus, are governed under the terms of two written agreements with the Trust (“HC Capital Agreements”).

Each HC Capital Agreement provides for an initial term of two years. Thereafter, each HC Capital Agreement remains in effect from year to year so long as such continuation is approved, at a meeting called for the purpose of voting on such continuance, at least annually (i) by the vote of a majority of the Board or the vote of the holders of a majority of the outstanding securities of the Trust within the meaning of Section 2(a)(42) of the Investment Company Act; and (ii) by a majority of the Independent Trustees, by vote cast in person. Each of the HC Capital Agreements may be terminated at any time, without penalty, either by the Trust or by the Adviser, upon sixty days written notice and will automatically terminate in the event of its assignment as defined in the Investment Company Act. The HC Capital Agreements permit the Trust to use the logos and/or trademarks of the Adviser. In the event, however, that the HC Capital Agreements are terminated, the Adviser has the right to require the Trust to discontinue any references to such logos and/or trademarks and to change the name of the Trust as soon as is reasonably practicable. The HC Capital Agreements further provide that the Adviser will not be liable to the Trust for any error, mistake of judgment or of law, or loss suffered by the Trust in connection with the matters to which the HC Capital Agreements relate (including any action of any officer of the Adviser or employee in connection with the service of any such officer or employee as an officer of the Trust), whether or not any such action was taken in reliance upon information provided to the Trust by the Adviser, except losses that may be sustained as a result of willful misfeasance, reckless disregard of its duties, bad faith or gross negligence on the part of the Adviser.

7

The dates of the Board and shareholder approvals of the HC Capital Agreements with respect to each Portfolio are set forth as follows:

MOST RECENT CONTRACT APPROVAL
AGREEMENT RELATING TO:	SHAREHOLDERS	BOARD
The Value Equity Portfolio	December 27, 2006	March 10, 2015
The Institutional Value Equity Portfolio	July 18, 2008	March 10, 2015
The Growth Equity Portfolio	December 27, 2006	March 10, 2015
The Institutional Growth Equity Portfolio	August 8, 2008	March 10, 2015
The Small Capitalization—Mid Capitalization Equity Portfolio	December 27, 2006	March 10, 2015
The Institutional Small Capitalization—Mid Capitalization Equity Portfolio	August 15, 2008	March 10, 2015
The Real Estate Securities Portfolio	May 14, 2009	March 10, 2015
The Commodity Returns Strategy Portfolio	June 2, 2010	March 10, 2015
The ESG Growth Portfolio	July 13, 2015	June 9, 2015
The International Equity Portfolio	December 27, 2006	March 10, 2015
The Institutional International Equity Portfolio	November 20, 2009	March 10, 2015
The Emerging Markets Portfolio	December 10, 2009	March 10, 2015
The Core Fixed Income Portfolio	December 27, 2006	March 10, 2015
The Fixed Income Opportunity Portfolio	December 27, 2006	March 10, 2015
The U.S. Government Fixed Income Securities Portfolio	November 22, 2010	March 10, 2015
The Inflation Protected Securities Portfolio	February 24, 2014	March 10, 2015
The U.S. Corporate Fixed Income Securities Portfolio	November 22, 2010	March 10, 2015
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	November 22, 2010	March 10, 2015
The Short-Term Municipal Bond Portfolio	December 27, 2006	March 10, 2015
The Intermediate Term Municipal Bond Portfolio	December 27, 2006	March 10, 2015
The Intermediate Term Municipal Bond II Portfolio	July 13, 2010	March 10, 2015

Portfolio Management Contracts with Specialist Managers. The provision of portfolio management services by the various Specialist Managers is governed by individual investment advisory contracts (each, a “Portfolio Management Contract”) between the relevant Specialist Manager and the Trust. Each of the Portfolio Management Contracts includes a number of similar provisions. Each Portfolio Management Contract provides that the named Specialist Manager will, subject to the overall supervision of the Board, provide a continuous investment program for the assets of the Portfolio to which such contract relates, or that portion of such assets as may be, from time, to time allocated to such Specialist Manager. Under their respective contracts, each Specialist Manager is responsible for the provision of investment research and management of all investments and other instruments and the selection of brokers and dealers through which securities transactions are executed. Each of the contracts provides that the named Specialist Manager will not be liable to the Trust for any error of judgment or mistake of law on the part of the Specialist Manager, or for any loss sustained by the Trust in connection with the purchase or sale of any instrument on behalf of the named Portfolio, except losses that may be sustained as a result of willful misfeasance, reckless disregard of its duties, bad faith or gross negligence on the part of the named Specialist Manager. Each of the Portfolio Management Contracts provides that it will remain in effect for an initial period of two years and then from year to year so long as such continuation is approved, at a meeting called to vote on such continuance, at least annually: (i) by the vote of a majority of the Board or the vote of the holders of a majority of the outstanding securities of the Trust within the meaning of Section 2(a)(42) of the Investment Company Act; and (ii) by a majority of the Independent Trustees, by vote cast in person, and further, that the contract may be terminated at any time, without penalty, either by the Trust or by the named Specialist Manager, in each case upon sixty days’ written notice. Each of the Portfolio Management Contracts provides that it will automatically terminate in the event of its assignment, as that term is defined in the Investment Company Act.

The Portfolio Management Contracts and the Portfolios to which they relate are listed on the following pages:

PORTFOLIO	SPECIALIST MANAGER	SERVED PORTFOLIO SINCE	MOST RECENT CONTRACT APPROVAL SHAREHOLDERS	MOST RECENT CONTRACT APPROVAL BOARD
The Value Equity Portfolio	Institutional Capital LLC (“ICAP”)(1)	Inception (August 25, 1995)	September 29, 2006	June 5, 2014
	Mellon Capital Management Corporation (“Mellon Capital”)	August 2, 2013	August 2, 2013	March 10, 2015
	Cadence Capital Management LLC (“Cadence”)	August 20, 2013	September 30, 2013	September 22, 2015
	AllianceBernstein L.P. (“AllianceBernstein”)	December 24, 2008	December 5, 2008	June 9, 2015
	Parametric Portfolio Associates LLC (“Parametric”)	July 18, 2014	July 18, 2014	March 10, 2015

8

PORTFOLIO	SPECIALIST MANAGER	SERVED PORTFOLIO SINCE	MOST RECENT CONTRACT APPROVAL SHAREHOLDERS	MOST RECENT CONTRACT APPROVAL BOARD
The Institutional Value	ICAP(1)	Inception (July 18, 2008)	July 18, 2008	June 5, 2014
Equity Portfolio	Mellon Capital	August 2, 2013	August 2, 2013	March 10, 2015
	Cadence	August 20, 2013	September 30, 2013	September 22, 2015
	AllianceBernstein	December 24, 2008	December 5, 2008	June 9, 2015
	Pacific Investment Management Company LLC (“PIMCO”)	April 22, 2009	December 5, 2008	June 9, 2015
	Parametric	July 18, 2014	July 18, 2014	March 10, 2015

The Growth Equity Portfolio	Jennison Associates LLC (“Jennison”)	August 25, 1995	July 21, 1995	June 9, 2015
	Mellon Capital	August 2, 2013	August 2, 2013	March 10, 2015
	Cadence	September 30, 2013	September 30, 2013	September 22, 2015
	Sustainable Growth Advisers (“SGA”)	May 22, 2006	May 15, 2006	June 9, 2015
	Parametric	July 18, 2014	July 18, 2014	March 10, 2015

The Institutional Growth Equity Portfolio	Jennison	Inception (August 8, 2008)	August 8, 2008	June 9, 2015
	Mellon Capital	August 2, 2013	August 2, 2013	March 10, 2015
	Cadence	September 30, 2013	September 30, 2013	September 22, 2015
	SGA	Inception (August 8, 2008)	August 8, 2008	June 9, 2015

	PIMCO	April 22, 2009	December 5, 2008	June 9, 2015
	Parametric	July 18, 2014	July 18, 2014	March 10, 2015

The Small Capitalization—Mid Capitalization Equity Portfolio	IronBridge Capital Management L.P. (“IronBridge”)	November 1, 2004	May 30, 2008	September 22, 2015
	Frontier Capital Management Company, LLC (“Frontier”)	Inception (September 5, 1995)	December 16, 1999	September 22, 2015
	Pzena Investment Management, LLC (“Pzena”)	April 12, 2010	August 27, 2009	September 22, 2015
	Mellon Capital	August 2, 2013	August 2, 2013	March 10, 2015
	Ariel Investments, LLC (“Ariel”)	August 2, 2013	August 2, 2013	September 22, 2015
	Cadence	September 30, 2013	September 30, 2013	September 22, 2015
	Cupps Capital Management, LLC (“Cupps”)	July 22, 2014	June 6, 2011	September 22, 2015
	Parametric	March 10, 2015	March 10, 2015	March 10, 2015

The Institutional Small Capitalization—Mid Capitalization Equity Portfolio	IronBridge	Inception (August 15, 2008)	August 15, 2008	September 22, 2015
	Frontier	Inception (August 15, 2008)	August 15, 2008	September 22, 2015
	Pzena	April 12, 2010	August 27, 2009	September 22, 2015
	Mellon Capital	August 2, 2013	August 2, 2013	March 10, 2015
	Ariel	August 2, 2013	August 2, 2013	September 22, 2015
	Cadence	September 30, 2013	September 30, 2013	September 22, 2015
	Cupps Capital Management, LLC (“Cupps”)	June 17, 2011	June 6, 2011	September 22, 2015
	Parametric	March 10, 2015	March 10, 2015	March 10, 2015

9

PORTFOLIO	SPECIALIST MANAGER	SERVED PORTFOLIO SINCE	MOST RECENT CONTRACT APPROVAL SHAREHOLDERS	MOST RECENT CONTRACT APPROVAL BOARD
The Real Estate Securities Portfolio	Wellington Management Company LLP (“Wellington Management”)	May 21, 2009	May 14, 2009	December 11, 2014
	Mellon Capital	August 2, 2013	August 2, 2013	March 10, 2015
	Cadence	September 30, 2013	September 30, 2013	September 22, 2015
	Parametric	March 10, 2015	March 10, 2015	March 10, 2015

The Commodity Returns Strategy Portfolio	Wellington Management	Inception (June 8, 2010)	June 2, 2010	March 10, 2015
	PIMCO	Inception (June 8, 2010)	June 2, 2010	June 9, 2015
	Mellon Capital	August 2, 2013	August 2, 2013	March 10, 2015
	Cadence	September 30, 2013	September 30, 2013	September 22, 2015
	Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”)	March 29, 2016	March 29, 2016	March 8, 2016
	Parametric	March 10, 2015	March 10, 2015	March 10, 2015

The ESG Growth Portfolio	Agincourt Capital Management, LLC (“Agincourt”)	July 13, 2015	July 13, 2015	June 9, 2015
	Cadence	July 13, 2015	July 13, 2015	June 9, 2015
	Mellon Capital	July 13, 2015	July 13, 2015	March 10, 2015
	Parametric	July 13, 2015	July 13, 2015	June 9, 2015

The International Equity Portfolio	Capital Guardian Trust Company (“CapGuardian”)	April 28, 2000	May 30, 2008	December 11, 2014
	Artisan Partners Limited Partnership (“Artisan Partners”)	July 23, 1999	May 30, 2008	December 11, 2014
	Causeway Capital Management LLC (“Causeway”)	May 22, 2006	May 15, 2006	December 11, 2014
	Mellon Capital	August 2, 2013	August 2, 2013	March 10, 2015
	Cadence	August 20, 2013	September 30, 2013	September 22, 2015
	City of London Investment Management Company Limited (“CLIM”)	January 23, 2015	January 23, 2015	December 11, 2014
	Parametric	March 10, 2015	March 10, 2015	March 10, 2015

The Institutional International Equity Portfolio	CapGuardian	Inception (November 20, 2009)	November 20, 2009	December 11, 2014
	Artisan	Inception (November 20, 2009)	November 20, 2009	December 11, 2014
	Causeway	Inception (November 20, 2009)	November 20, 2009	December 11, 2014
	Lazard Asset Management LLC (“Lazard”)	September 27, 2011	September 23, 2011	December 11, 2014
	Mellon Capital	August 2, 2013	August 2, 2013	March 10, 2015
	Cadence	August 20, 2013	September 30, 2013	September 22, 2015
	Parametric	March 10, 2015	March 10, 2015	March 10, 2015
	CLIM	January 23, 2015	January 23, 2015	December 11, 2014

The Emerging Markets Portfolio	SSgA FM**	Inception (December 10, 2009)	December 10, 2009	September 11, 2013
	The Boston Company Asset Management LLC (“TBCAM”)	March 16, 2010	December 10, 2009	December 11, 2014
	Mellon Capital	August 2, 2013	August 2, 2013	March 10, 2015
	Cadence	September 30, 2013	September 30, 2013	September 22, 2015
	Parametric	March 10, 2015	March 10, 2015	March 10, 2015
	CLIM	January 23, 2015	January 23, 2015	December 11, 2014

The Core Fixed Income Portfolio	Mellon Capital	December 6, 2010	November 30, 2010	March 10, 2015
	Seix Investment Advisors LLC (“Seix”)(3)	December 6, 2010	November 30, 2010	March 11, 2014
	Agincourt	March 10, 2015	March 10, 2015	March 10, 2015

10

PORTFOLIO	SPECIALIST MANAGER	SERVED PORTFOLIO SINCE	MOST RECENT CONTRACT APPROVAL SHAREHOLDERS	MOST RECENT CONTRACT APPROVAL BOARD
The Fixed Income Opportunity Portfolio	Mellon Capital	August 22, 2013	Not Applicable	March 10, 2015
	Fort Washington Investment Advisors, Inc. (“Fort Washington”)	May 24, 2012	April 30, 2012	March 10, 2015
	Western Asset Management Company (“Western Asset”)	July 28, 2014	August 29, 2014***	July 28, 2014
	Parametric	March 10, 2015	March 10, 2015	March 10, 2015
	CLIM	November 3, 2014	January 23, 2015****	December 11, 2014

The U.S. Government Fixed Income Securities Portfolio	Mellon Capital	December 6, 2010	November 22, 2010	March 10, 2015

The Inflation Protected Securities Portfolio	Mellon Capital	February 24, 2014	February 24, 2014	March 10, 2015

The U.S. Corporate Fixed Income Securities Portfolio	Seix(2)	December 6, 2010	November 22, 2010	March 11, 2014
	Agincourt	March 10, 2015	March 10, 2015	March 10, 2015
	Mellon Capital	August 22, 2013	Not Applicable	March 10, 2015

The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	Mellon Capital	January 8, 2013	Not Applicable	March 10, 2015

The Short-Term Municipal Bond Portfolio	Breckinridge Capital Advisors, Inc. (“Breckinridge”)	Inception (March 1, 2006)	February 28, 2006	March 10, 2015

The Intermediate Term Municipal Bond Portfolio	Standish Mellon Asset Management Company LLC (“Standish”)	December 5, 2008	February 6, 2009	March 10, 2015

The Intermediate Term Municipal Bond II Portfolio	Breckinridge	Inception (July 13, 2010)	July 13, 2010	March 10, 2015

*	As of the date of this statement of additional information, the Specialist Manager had not yet begun providing investment management services to the applicable Portfolios.
**	As of June 5, 2014, the Portfolio Management Contract between SSgA and the Trust was terminated.
***	Prior to August 29, 2014 and in reliance on an order issued by the Securities and Exchange Commission, the Trust has entered into the Portfolio Management Agreement based solely on the approval of the Board and without direct approval by the shareholders of the Portfolio. On August 29, 2014, shareholders of the Portfolio approved a new Portfolio Management Agreement that provided for an increase in the Specialist Manager fee to 0.75% payable to Parametric beginning August 29, 2014.
****	Prior to January 23, 2015 and in reliance on Rule 15a-4, the Trust had entered into an Interim Portfolio Management Agreement based solely on the approval of the Board and without direct approval by the shareholders of the Portfolio. On January 23, 2015, shareholders of the Portfolio approved a final Portfolio Management Agreement having identical terms as those of the Interim Portfolio Management agreement dated November 3, 2014.
(1)	As of March 10, 2015, the Portfolio Management Contract between ICAP and the Trust was terminated.
(2)	As of March 10, 2015, the Portfolio Management Contract between Seix and the Trust was terminated.

11

INVESTMENT ADVISORY FEES: The following table sets forth the advisory fees received by the Adviser from each of the Portfolios, calculated at an annual rate of 0.05% of each of the Portfolio’s average daily net assets, for services rendered during the periods indicated (amounts in thousands).

	FISCAL YEAR ENDED June 30, 2015	FISCAL YEAR ENDED June 30, 2014		FISCAL YEAR ENDED June 30, 2013
The Value Equity Portfolio	$320	$319		$342
The Institutional Value Equity Portfolio	$504	$479		$526
The Growth Equity Portfolio	$439	$400		$365
The Institutional Growth Equity Portfolio	$717	$646		$555
The Small Capitalization—Mid Capitalization Equity Portfolio	$56	$60		$63
The Institutional Small Capitalization—Mid Capitalization Equity Portfolio	$95	$89		$100
The Real Estate Securities Portfolio	$79	$69	(a)	$34
The Commodity Returns Strategy Portfolio	$559	$526		$392
The ESG Growth Portfolio	N/A	N/A		N/A
The International Equity Portfolio	$758	$769		$661
The Institutional International Equity Portfolio	$1,462	$1,388		$1,121
The Emerging Markets Portfolio	$933	$690		$461
The Core Fixed Income Portfolio	$51	$49		$50
The Fixed Income Opportunity Portfolio	$404	$438		$331
The U.S. Government Fixed Income Securities Portfolio	$130	$126		$128
The Inflation Protected Securities Portfolio	$259	$57	(b)	N/A
The U.S. Corporate Fixed Income Securities Portfolio	$121	$111		$110
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	$130	$126		$124
The Short-Term Municipal Bond Portfolio	$11	$11		$12
The Intermediate Term Municipal Bond Portfolio	$210	$210		$222
The Intermediate Term Municipal Bond II Portfolio	$39	$38		$37

(a)	For the period September 12, 2013 through June 30, 2014.
(b)	For the period April 3, 2014 (commencement of operations) through June 30, 2014.

12

SPECIALIST MANAGER FEES. In addition to the fees paid by the Trust to the Adviser, each of the Portfolios pays a fee to its Specialist Manager(s). For each Portfolio, the Specialist Managers receive a fee based on a specified percentage of that portion of the Portfolio’s assets allocated to that Specialist Manager. The rate at which these fees are calculated is set forth in the Trust’s Prospectuses. The following table sets forth the actual investment advisory fee received from the specified Portfolio by each of its respective Specialist Managers for services rendered during each of the Trust’s last three fiscal years (amounts in thousands):

		ACTUAL FEES EARNED FOR FISCAL
		YEAR ENDED JUNE 30
PORTFOLIO	SPECIALIST MANAGER	2015		2014			2013
The Value Equity Portfolio	ICAP(1)	$175			$371		$493
	SSgA FM(2)	$—			—		$156
	AllianceBernstein(3)	$781			$688		$568
	Mellon Capital(7)	*	*		*	*	*	*
	Cadence(24)	$176			$167		*	*
	Parametric(25)	$4			*	*	*	*
The Institutional Value Equity Portfolio	ICAP(1)	$234			$550		$747
	SSgA FM(2)	$—			$—		$245
	AllianceBernstein(3)	$1,275			$1,098		$835
	PIMCO(15)	$—			$—		$—
	Mellon Capital(7)	$—			*	*	*	*
	Cadence(24)	$278			$244		*	*
	Parametric(25)	$6			*	*	*	*
The Growth Equity Portfolio	Jennison(4)	$766			$629		$451
	SSgA FM(2)	$—			$—		$164
	SGA(5)	$757			$471		$558
	Mellon Capital(7)	$158			$222		*	*
	Cadence(24)	*	*		*	*	*	*
	Parametric(25)	$5			*	*	*	*
The Institutional Growth Equity Portfolio	Jennison(4)	$1,332			$926		$445
	SSgA FM(2)	$—			$—		$254
	SGA(5)	$785			$277		$462
	PIMCO(15)	$207			$399		$460
	Mellon Capital(7)	$273			$369		*	*
	Cadence(24)	$—			*	*	*	*
	Parametric(25)	$6			*	*	*	*
The Small Capitalization—Mid Capitalization Equity Portfolio	Frontier(6)	$151			$131		$120
	Mellon Capital(7)	$3			$13		*	*
	IronBridge(8)	$330			$224		$198
	Pzena(9)	$88			$177		$222
	SSgA FM(2)	$—			$—		$22
	Ariel(23)	$54			$19		*	*
	Cupps(20)	$100			*	*	*	*
	Cadence(24)	*	*	$	*	*	*	*
	Parametric(25)	$2			*	*	*	*
The Institutional Small Capitalization—Mid Capitalization Equity Portfolio	Frontier(6)	$258			$216		$182
	Mellon Capital(7)	$2			$13		*	*
	IronBridge(8)	$658			$413		$343
	Pzena(9)	$149			$237		$383
	SSgA FM(2)	$—			$—		$22
	Ariel(23)	*	*		*	*	*	*
	Cupps(20)	$225			$157		$247
	Cadence(24)	*	*		*	*	*	*
	Parametric(25)	$2			*	*	*	*
The Real Estate Securities Portfolio	Wellington Management(10)	$1,027			$908		$441
	SSgA FM(2)	*	*		$—		*	*
	Mellon Capital(7)	*	*		*	*	*	*
	Cadence(24)	*	*		*	*	*	*
	Parametric(25)	$2			*	*	*	*

13

		ACTUAL FEES EARNED FOR FISCAL
		YEAR ENDED JUNE 30
PORTFOLIO	SPECIALIST MANAGER	2015			2014		2013
The Commodity Returns Strategy Portfolio	Wellington Management (Commodity)(10)		$2,448		$2,808		$868
	Wellington Management (Global Natural Resources)(10)		$1,728		$1,484		$2,419
	PIMCO(15)		$1,084		$982		$564
	SSgA FM(2)		$—		$—		$161
	Mellon Capital(7)		$338		$305		*	*
	Cadence(24)	$	*	*	*	*	*	*
	Vaughan Nelson(29)		*	*	*	*	*	*
	Parametric(25)		$5		*	*	*	*
The ESG Growth Portfolio
	Agincourt(28)		*	*	*	*	*	*
	Cadence(24)		*	*	*	*	*	*
	Mellon Capital(7)		*	*	*	*	*	*
	Parametric(25)		*	*	*	*	*	*
The International Equity Portfolio	CapGuardian(11)		$685		$1,108		$910
	Artisan(12)		$910		$1,249		$1,336
	Causeway(13)		$777		$1,092		$1,229
	SSgA FM(2)		$—		$—		$294
	Mellon Capital(7)		$144		$132		*	*
	Cadence(24)		$897		$602		*	*
	CLIM(27)		*	*	*	*	*	*
	Parametric(25)		$6		*	*	*	*
The Institutional International Equity Portfolio	CapGuardian(11)		$692		$1,457		$1,345
	Artisan(12)		$1,522		$1,882		$1,985
	Causeway(13)		$1,097		$1,600		$1,819
	Lazard(21)		$1,109		$1,106		$1,029
	SSgA FM(2)		$—		$—		$457
	Mellon Capital(7)		$259		$233		*	*
	Cadence(24)		$1,714		$1,090		*	*
	CLIM(27)		*	*	*	*	*	*
	Parametric(25)		$8		*	*	*	*
The Emerging Markets Portfolio	SSgA FM (Active)(2)		$—		$2,411		$2,302
	TBCAM(14)		$5,441		$3,913		$2,397
	SSgA FM (Passive)(2)		$—		$—		$411
	Mellon Capital(7)		$1,175		$561		*	*
	Cadence(24)		*	*	*	*	*	*
	CLIM(27)		*	*	*	*	*	*
	Parametric(25)		$2		*	*	*	*
The Core Fixed Income Portfolio	BlackRock(16)		$—		$—		$47
	Seix(17)		$51		$75		$76
	Mellon Capital (7)		$35		$37		$23
	Agincourt(28)		$6		*	*	*	*
The Fixed Income Opportunity Portfolio	Seix(17)		$—		$—		$1,599
	Fort Washington (22)		$1,185		$1,470		$552
	Mellon Capital(7)		$—		$185		*	*
	Western(26)		$328		*	*	*	*
	CLIM(27)		$131		*	*	*	*
	Parametric(25)		$4		*	*	*	*
The U.S. Government Fixed Income Securities Portfolio	Mellon Capital (7)		$136		$148		$233
The Inflation Protected Securities Portfolio	Mellon Capital(7)		$186		$44		*	*
The U.S. Corporate Fixed Income Securities Portfolio	Seix(17)		$353		$486		$483
	Mellon Capital(7)		$—		$—		$—
	Agincourt(28)		$35		*	*	*	*

14

		ACTUAL FEES EARNED FOR FISCAL
		YEAR ENDED JUNE 30
PORTFOLIO	SPECIALIST MANAGER	2015	2014	2013
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	Blackrock(16)	$—	$—	$288
	Mellon Capital(7)	$137	$146	$—
The Short-Term Municipal Bond Portfolio	Breckinridge(18)	$27	$28	$31
The Intermediate Term Municipal Bond Portfolio	Standish(19)	$529	$721	$766
The Intermediate Term Municipal Bond II Portfolio	Breckinridge(18)	$85	$94	$92

**	The Specialist Manager had not yet begun providing portfolio management services to the Portfolio.
(1)	Prior to March 10, 2015, ICAP provided services to a portion of The Value Equity and The Institutional Value Equity Portfolios. ICAP was compensated at an annual rate of 0.35% of the average net assets of the respective Portfolio assigned to ICAP.
(2)	Prior to June 5, 2014, SSgA FM provided services to an actively managed portion of The Emerging Markets Portfolio, SSgA FM was compensated at an annual rate of 0.85% for the first $50 million of average net assets, 0.75% for the next $50 million in such assets and 0.70% of such assets in excess of $100 million of the average net assets of the Portfolio assigned to SSgA FM. Prior to August 28, 2013 SSgA provided services with respect to passive investment strategy for The Emerging Markets Portfolio, for which SSgA FM was compensated at an annual rate of 0.16% of the average net assets of the Portfolio assigned to SSgA FM.

Prior to August 20, 2013, SSgA FM provided services to the passively managed portion of The Value Equity, The Institutional Value Equity, The International Equity and The Institutional International Equity Portfolios. With respect to The Value Equity and The Institutional Value Equity Portfolios, SSgA FM was compensated at an annual rate of 0.04% of the average net assets of the respective Portfolio assigned to SSgA FM. With respect to The International Equity Portfolio and The Institutional International Equity Portfolio, SSgA FM was compensated at an annual rate of 0.06% of the average net assets of the respective Portfolio assigned to SSgA FM.

Prior to August 28, 2013, SSgA FM provided services to the passively managed portion of The Growth Equity, The Institutional Growth Equity, The Small Capitalization—Mid Capitalization Equity, The Institutional Small Capitalization—Mid Capitalization Equity and The Commodity Returns Strategy and The Real Estate Securities Portfolios. With respect to The Growth Equity, The Institutional Growth Equity, The Small Capitalization—Mid Capitalization Equity, The Institutional Small Capitalization—Mid Capitalization Equity Portfolios, SSgA FM was compensated at an annual rate of 0.04% of the average net assets of the respective Portfolio assigned to SSgA FM. With respect to The Commodity Returns Strategy Portfolio, SSgA FM was compensated at an annual rate of 0.06% of the average net assets of the Portfolio assigned to SSgA FM. With respect to The Real Estate Securities Portfolio, SSgA FM was compensated at an annual rate of 0.12% of the average net assets of the Portfolio. SSgA FM had not begun managing assets of The Real Estate Securities Portfolio prior to August 28, 2013.

(3)	For its services to The Value Equity and The Institutional Value Equity Portfolios, AllianceBernstein is compensated at an annual rate, effective October 1, 2013, of 0.37% of the first $150 million in total Combined Assets (see the Specialist Manager section of the Prospectus for the definition of Combined Assets), 0.35% of the next $150 million of Combined Assets and 0.29% of the Combined Assets exceeding $300 million. Prior to October 1, 2013, AllianceBernstein was compensated at an annual rate of 0.38% of the first $300 million in total Combined Assets and 0.37% on such Combined Assets over $300 million. Pursuant to a Fee Waiver Agreement dated October 16, 2009 and the Amendments to the Fee Waiver Agreement dated December 16, 2010, June 30, 2011 and October 1, 2012, AllianceBernstein has contractually agreed to waive the portion of the fee to which it is entitled that exceeds 0.25% of the average daily net assets of the Combined Assets, for the period October 1, 2009 to September 30, 2011 and it will waive that portion of the fee to which it is entitled that exceeds 0.31% of the Portfolio’s average daily net asset value of the Combined Assets for the period from October 1, 2011 through September 30, 2013. Numbers shown reflect contractual fee waivers for the period October 1, 2009 to June 30, 2013.
(4)	For its services to The Growth Equity and The Institutional Growth Equity Portfolios, Jennison is compensated for it services to each Portfolio at an annual rate of 0.75% on the first $10 million of Combined Assets (see the Specialist Manager section of the Prospectus for the definition of Combined Assets), 0.50% on the next $30 million of such Combined Assets; 0.35% of the next $25 million of such Combined Assets; 0.25% on the next $335 million of such Combined Assets; 0.22% of the next $600 million of such Combined Assets; 0.20% on the next $4 billion of such Combined Assets; and 0.25% on the balance of such Combined Assets; subject to a maximum annual fee of 0.30% of the average daily net assets of the portion of the Portfolios allocated to Jennison.

15

(5)	For its services to The Growth Equity and The Institutional Growth Equity Portfolios, SGA is compensated at an annual rate, effective June 10, 2015, of 0.35% of the first $200 million of the Combined Assets (as defined below), 0.30% of the next $200 million of Combined Assets, 0.25% of the next $200 million of Combined Assets, 0.22% of the next $400 million of Combined Assets and 0.20% of the Combined Assets exceeding $1 billion. The term “Combined Assets” means the sum of (i) the net assets of the Account; (ii) the net assets of that portion of the Portfolios allocated to SGA from time-to-time; and (iii) the net assets of each other investment advisory account for which Hirtle Callaghan & Co. serves as investment adviser and for which SGA provides portfolio management services. Prior to June 10, 2015, SGA received a fee of 0.35% of the average net assets of the respective Portfolios assigned to SGA.
(6)	For its services to The Small Capitalization—Mid Capitalization Equity and The Institutional Small Capitalization—Mid Capitalization Equity Portfolios, Frontier was compensated prior to March 10, 2015 at an annual rate of 0.45% of the average net assets of the respective Portfolios assigned to Frontier. Effective March 10, 2015, Frontier is entitled to receive its standard annual fee for the asset class of 0.75% for all assets allocated to it in excess of $90 million of the Combined Assets (as defined below), provided that it will continue to receive an annual fee of 0.45% on the first $90 million of such Combined Assets. The term “Combined Assets” means the sum of the net assets of that portion of each of the Portfolios allocated to Frontier from time-to-time along with the net assets of each of those separately managed accounts advised by Hirtle Callaghan & Co. LLC for which Portfolio Manager provides day-to-day portfolio management services.
(7)	For its services to The Core Fixed Income Portfolio (US Government and US Mortgage/Asset Backed sleeves) and The U.S. Government Fixed Income Securities Portfolio, Mellon Capital receives a fee, effective September 1, 2012, based on the average daily net asset value of that portion of the assets of The Core Fixed Income Portfolio (US Government and US Mortgage/Asset Backed sleeves) and The U.S. Government Fixed Income Securities Portfolio managed by it, at an annual rate of 0.06%. For its services to The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio Mellon Capital receives a fee based on the average daily net asset value of that portion of the assets of the Portfolios managed by it, at an annual rate of 0.06%. Prior to September 1, 2012, Mellon Capital received a fee at an annual rate of 0.12% for these assets. For its services to The Core Fixed Income Portfolio (US Corporate sleeve) and The U.S. Corporate Fixed Income Securities Portfolio, Mellon Capital receives a fee based on the average daily net asset value of that portion of the assets of the Portfolios managed by it, at an annual rate of 0.15%. For its services to The Fixed Income Opportunity Portfolio Mellon Capital receives a fee based on the average daily net asset value of that portion of the assets of the Portfolios managed by it, at an annual rate of 0.25%. For its services to The Value Equity Portfolio, The Institutional Value Equity Portfolio, The Growth Equity Portfolio, The Institutional Growth Equity Portfolio, The Small Capitalization—Mid Capitalization Equity Portfolio and The Institutional Small Capitalization—Mid Capitalization Equity Portfolio, Mellon Capital receives a fee from each Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.065% so long as the aggregate assets allocated to Mellon Capital for all of its passive equity mandates (including accounts for other clients of the Adviser and certain of its affiliates besides the Trust) exceed $2 billion. Should these aggregate assets fall below $2 billion, the fee will be calculated at an annual rate of 0.075%.

For its services to The International Equity Portfolio and The Institutional International Equity Portfolio, Mellon Capital receives a fee from each Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.10% for those assets allocated to developed markets strategies and at an annual rate of 0.13% for those assets allocated to emerging markets strategies, so long as the aggregate assets allocated to Mellon Capital for all of its passive equity mandates (including accounts for other clients of the Adviser and certain of its affiliates besides the Trust) exceed $2 billion. Should these aggregate assets fall below $2 billion, the fee will be calculated an annual rate of 0.11% for those assets allocated to developed markets strategies and at an annual rate of 0.15% for those assets allocated to emerging markets strategies.

For its services to The Real Estate Securities Portfolio and The Commodity Returns Strategy Portfolio, Mellon Capital receives a fee from each Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.10% so long as the aggregate assets allocated to Mellon Capital for all of its passive equity mandates (including accounts for other clients of the Adviser and certain of its affiliates besides the Trust) exceed $2 billion. Should these aggregate assets fall below $2 billion, the fee will be calculated at an annual rate of 0.11%.

For its services to The Emerging Markets Portfolio, Mellon Capital receives a fee from the Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.13% so long as the aggregate assets allocated to Mellon Capital for all of its passive equity mandates (including accounts for other clients of the Adviser and certain of its affiliates besides the Trust) exceed $2 billion. Should these aggregate assets fall below $2 billion, the fee will be calculated at an annual rate of 0.15%.

For its services to The Inflation Protected Securities Portfolio, Mellon Capital receives a fee from the Portfolio at an annual rate of: 0.04% of the average daily net assets of that portion of the Account invested according to a domestic inflation-protected securities strategy; 0.07% of the average daily net assets of that portion of the Account invested according to a global inflation-protected securities strategy; and 0.13% of the average daily net assets of that portion of the Account invested according to an emerging markets inflation-protected securities strategy.

16

For its services to The ESG Growth Portfolio, Mellon Capital receives a fee calculated at the following rates (in each case, the annual rate set forth is applied to the average daily net assets of that portion of the assets allocated to the designated asset class (“Designated Assets”)): Domestic Large Cap Equity Securities at the rate of 0.09% of the net asset value of Designated Assets for the first twelve months of the Portfolio’s operations. After the first anniversary of the Portfolio’s operations at the rate of 0.12% of the net asset value of Designated Assets if the net asset value of such assets is less than $100 million; and at the rate of 0.09% of the net asset value of Designated Assets if the net asset value of such assets equals or exceeds $100 million. Domestic Small and Mid Cap Equity Securities at the rate of 0.12% of the net asset value of Designated Assets. Developed Markets International Equity Securities at the rate of 0.14% of the net asset value of Designated Assets for the first twelve months of the Portfolio’s operations. After the first anniversary of the Portfolio’s operations at the rate of 0.20% of the net asset value of Designated Assets if the net asset value of such assets is less than $100 million; and at the rate of 0.14% of the net asset value of Designated Assets if the net asset value of such assets equals or exceeds $100 million. Emerging Markets International Equity Securities at the rate of 0.18% of the net asset value of Designated Assets. Provided that, in each case, where an adjustment mat be required, such adjustment in the rate at which the fee is computed will be implemented: (i) on the first business day of the calendar quarter following the date on which the value of Designated Assets crosses the breakpoints set forth in the above schedule; and (ii) in the case of an increase in the rate at which the fee is computed, such increase will only be implemented in the event that the change in the net asset value of the Designated Assets is the result of net withdrawals or net redemptions from the Account during the prior quarter.

(8)	For its services to The Small Capitalization—Mid Capitalization Equity Portfolio and beginning with the inception of The Institutional Small Capitalization—Mid Capitalization Equity Portfolio, IronBridge is compensated, effective September 23, 2015, at an annual rate of 0.70% of the average net assets of the respective Portfolios assigned to IronBridge. Prior to September 23, 2015, Ironbridge was entitled to receive a fee of 0.95% of the average daily net assets of that portion of the Portfolios allocated to Ironbridge.
(9)	For its services to The Small Capitalization—Mid Capitalization Equity and The Institutional Small Capitalization—Mid Capitalization Equity Portfolios, Pzena is compensated at an annual rate of 1.00% of the average net assets of the respective Portfolio assigned to Pzena.
(10)	For its services to The Real Estate Securities Portfolio, Wellington Management is compensated at an annual rate of 0.75% on the first $50 million of the average daily net Combined Assets (see the Specialist Manager section of the Prospectus for the definition of Combined Assets) and 0.65% on Combined Assets over $50 million. With respect to The Commodity Returns Strategy Portfolio, for assets managed in its Global Natural Resources strategy (the “Account”), Wellington Management received prior to March 11, 2015 a fee at an annual rate of 0.85% of the average daily net assets of that portion of the Portfolio’s assets allocated to such strategy so long as there are at least $50 million in assets present in such account and 1.00% if less than $50 million are present in the account. Effective March 11, 2015, Wellington Management shall be entitled to receive a fee, which fee shall be calculated daily and payable monthly in arrears at the annual rate of 0. 60% of the average daily net assets of the Account so long as at least $150 million in assets are present in the Account; and 0.85% of the average daily net assets of the Account if less than $150 million in assets are present in the Account. Wellington Management waived the $50 million minimum assets level for the first six months of the Portfolio’s operations. For assets managed in its Commodity strategy, Wellington Management receives a fee at an annual rate of 0.75% of the average daily net assets of that portion of the Portfolio’s assets allocated to such strategy.
(11)	For its services to The International Equity Portfolio and The Institutional International Equity Portfolio, CapGuardian is compensated at an annual rate of 0.70% for the first $25 million of the average of the average daily net asset values of the Account as of the last business day of each of the three months in the calendar quarter, 0.55% for the next $25 million, 0.425% for the next $200 million in such assets and 0.375% for those assets in excess of $250 million. There is a minimum annual fee of $312,500 based upon an account size of $50 million. The following fee discounts will be applied based upon the total annualized aggregate fees (include other assets managed by CapGuardian); 5% discount on fees from $1.25 million to $4 million; 7.5% discount on fees from $4 million to $8 million; 10% discount on fees from $8 million to $12 million; and 12.5% discount on fees over $12 million. When the total aggregate fees exceed $3 million, before discounts, fee break points are to be eliminated and the Portfolios will pay a fee at an annual rate of 0.375% on all assets in the Portfolios managed by CapGuardian.
(12)	For its services to The International Equity Portfolio and The Institutional International Equity Portfolio, Artisan is compensated at an annual rate of 0.47% of the average net assets of the respective Portfolios allocated to Artisan, so long as the combined assets of the Portfolios are greater than $500 million. If the combined assets are reduced to $500 million or less, Artisan is compensated at an annual rate of 0.80% of average net assets for the first $50 million of the respective portfolio assets allocated to Artisan and 0.60% for such assets over $50 million.
(13)	For its services to The International Equity and The Institutional International Equity Portfolios, Causeway is compensated at an annual rate of 0.45% of the average net assets of The International Equity and The Institutional International Equity Portfolios allocated to Causeway.

17

(14)	For its services to The Emerging Markets Portfolio, TBCAM is compensated at an annual rate of 0.90% of average net assets for the first $50 million in Portfolio assets, 0.85% for the next $50 million in such assets, 0.70% for the next $100 million in such assets, 0.55% on the next $200 million in such assets, and 0.50% for such assets over $400 million. Prior to June 5, 2014, TBCAM was compensated at an annual rate of 0.90% of average net assets for the first $50 million in Portfolio assets, 0.85% for the next $50 million in such assets, 0.70% for the next $100 million in such assets and 0.60% for such assets over $200 million.
(15)	For its services to The Institutional Value Equity Portfolio and The Institutional Growth Equity Portfolio, PIMCO is compensated at an annual rate of 0.25% of the average net assets of each Portfolio assigned to PIMCO. With respect to The Commodity Returns Strategy Portfolio, PIMCO is compensated at an annual rate of 0.49% of that portion of the Portfolio allocated to PIMCO.
(16)	For its services to The Core Fixed Income Portfolio and The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio, BlackRock was entitled to receive a fee of 0.175% of the average daily net assets of the first $200 million of the Combined Assets (as defined below) of that portion of the Portfolio allocated to BlackRock and 0.15% of those Combined Assets exceeding $200 million. For purposes of computing BlackRock’s fee for the two Portfolios, the term “Combined Assets” shall mean the consolidated total amount of the assets managed by BlackRock in each of The Core Fixed Income Portfolio and The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio and certain other assets managed by BlackRock for clients of Hirtle Callaghan and Co., LLC. Effective January 8, 2013, the investment advisory relationship between the Trust and BlackRock Financial Management, Inc. with respect to The Core Fixed Income Portfolio and The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio has been terminated.
(17)	Prior to August 20, 2013, Seix received a fee for its services to The Fixed Income Opportunity Portfolio, based on the average daily net asset value of the assets of the Portfolio under its management at an annual rate of 0.40% for the first $100 million of the Combined Assets (as defined below), 0.25% on the next $200 million of the Combined Assets, and 0.20% on the balance of the Combined Assets. For the purpose of computing Seix’s fee for The Fixed Income Opportunity Portfolio, the term “Combined Assets” shall mean the sum of (i) the net assets of the Portfolio; and (ii) the net assets of each other Hirtle Callaghan account to which Seix provides similar services. Seix’s investment advisory relationship with the Trust related to the Fixed Income Opportunity Portfolio was terminated effective August 20, 2013. Prior to March 10, 2015, Seix received a fee for its services to The Core Fixed Income Portfolio and The U.S. Corporate Fixed Income Securities Portfolio based on the average daily net asset value of the assets of the Portfolios under its management at an annual rate of 0.25% of the first $100 million in such Combined Assets (as defined below) of that portion of the Portfolio allocated to Seix and 0.20% of for those Combined Assets exceeding $100 million. For purposes of computing Seix’s fee for the two Portfolios, the term “Combined Assets” shall mean the consolidated total amount of the assets managed by Seix in each of The Core Fixed Income Portfolio and The U.S. Corporate Fixed Income Securities Portfolio. Seix’s investment advisory relationship with the Trust related to The Core Fixed Income Portfolio and The U.S. Corporate Fixed Income Securities Portfolio was terminated effective March 10, 2015.
(18)	For its services to The Intermediate Term Municipal Bond II Portfolio and The Short Term Municipal Bond Portfolio, Breckinridge is compensated at an annual rate of 0.125% of the average net assets of each Portfolio. Breckinridge became a Specialist Manager and began providing investment management serves to The Intermediate Term Municipal Bond II Portfolio on July 13, 2010.
(19)	For its services to The Intermediate Term Municipal Bond Portfolio, Standish is compensated at the annual rate of 0.25% for the first $100 million of the “Combined Assets” of that portion of the Portfolio allocated to Standish and 0.15% of those Combined Assets (as defined below) exceeding $100 million, subject to a maximum annual fee of 0.20% of the average daily of net assets of the Portfolio. For the purposes of computing Standish’s fee for the Portfolio, the term “Combined Assets” shall mean the consolidated total amount of the assets managed by Standish in The Intermediate Term Municipal Bond Portfolio and certain other assets managed by Standish for clients of Hirtle Callaghan and Co., LLC.
(20)	For its services to The Small Capitalization—Mid Capitalization Equity Portfolio and The Institutional Small Capitalization—Mid Capitalization Equity Portfolio, Cupps receives a fee based on the average daily net asset value of that portion of each Portfolio allocated to it, at an annual rate of 0.85%.
(21)	For its services to The Institutional International Equity Portfolio, Lazard receives at the annual rate of 0.45% of the average daily net assets of the first $100 million 0.40% on assets between $100 million and $250 million and 0.375% on the excess over $250 million of that portion of the assets of the Portfolio that may, from time to time be allocated to Lazard.

18

(22)	For its services to The Fixed Income Opportunity Portfolio, Fort Washington receives a fee at the annual rate of 0.40% of the first $25 million of the Combined Assets (as defined below) that may, from time to time, be allocated to it by the Adviser, 0.375% of the next $25 million, 0.3375% of the next $50 million, 0.25% of the next $100 million and 0.20% on all assets allocated to Fort Washington if the average daily net assets exceeds $200 million. For the purposes of computing Fort Washington’s fee for the Portfolio, the term “Combined Assets” shall mean the consolidated total amount of the assets managed by Fort Washington in The Fixed Income Opportunity Portfolio and certain other assets managed by Fort Washington for clients of Hirtle Callaghan and Co., LLC.
(23)	For its services to The Small Capitalization—Mid Capitalization Equity Portfolio and The Institutional Small Capitalization—Mid Capitalization Equity Portfolio, Ariel receives an annual fee, calculated daily and payable quarterly, in arrears, based on the Combined Assets (as defined below), in accordance with the following schedule: 1.00% of the first $10 million of the Combined Assets, 0.75% of the next $10 million and 0.50% of Combined Assets exceeding $20 million.
(24)	For its services to The Value Equity Portfolio, The Institutional Value Equity Portfolio, The Growth Equity Portfolio, The Institutional Growth Equity Portfolio, The Small Capitalization—Mid Capitalization Equity Portfolio and The Institutional Small Capitalization—Mid Capitalization Equity Portfolio, Cadence receives a fee from each Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.065% so long as the aggregate assets allocated to Cadence for all of its passive equity mandates (including accounts for other clients of the Adviser and certain of its affiliates besides the Trust) exceed $2 billion. Should these aggregate assets fall below $2 billion, the fee will be calculated at an annual rate of 0.075%.

For its services to The International Equity Portfolio and The Institutional International Equity Portfolio, Cadence receives a fee from each Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.10% for those assets allocated to developed markets strategies and at an annual rate of 0.13% for those assets allocated to emerging markets strategies, so long as the aggregate assets allocated to Cadence for all of its passive equity mandates (including accounts for other clients of the Adviser and certain of its affiliates besides the Trust) exceed $2 billion. Should these aggregate assets fall below $2 billion, the fee will be calculated an annual rate of 0.11% for those assets allocated to developed markets strategies and at an annual rate of 0.15% for those assets allocated to emerging markets strategies.

For its services to The Real Estate Securities Portfolio and The Commodity Returns Strategy Portfolio, Cadence receives a fee from each Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.10% so long as the aggregate assets allocated to Cadence for all of its passive equity mandates (including accounts for other clients of the Adviser and certain of its affiliates besides the Trust) exceed $2 billion. Should these aggregate assets fall below $2 billion, the fee will be calculated at an annual rate of 0.11%.

For its services to The Emerging Markets Portfolio, Cadence receives a fee from the Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.13% so long as the aggregate assets allocated to Cadence for all of its passive equity mandates (including accounts for other clients of the Adviser and certain of its affiliates besides the Trust) exceed $2 billion. Should these aggregate assets fall below $2 billion, the fee will be calculated at an annual rate of 0.15%.

For its services to The ESG Growth Portfolio, Cadence receives a fee calculated at the following rates (in each case, the annual rate set forth is applied to the average daily net assets of that portion of the assets allocated to the designated asset class (“Designated Assets”)): Domestic Large Cap Equity Securities at the rate of 0.09% of the net asset value of Designated Assets for the first twelve months of the Portfolio’s operations. After the first anniversary of the Portfolio’s operations at the rate of 0.12% of the net asset value of Designated Assets if the net asset value of such assets is less than $100 million; and at the rate of 0.09% of the net asset value of Designated Assets if the net asset value of such assets equals or exceeds $100 million. Developed Markets International Equity Securities at the rate of 0.14% of the net asset value of Designated Assets for the first twelve months of the Portfolio’s operations. After the first anniversary of the Portfolio’s operations at the rate of 0.20% of the net asset value of Designated Assets if the net asset value of such assets is less than $100 million; and at the rate of 0.14% of the net asset value of Designated Assets if the net asset value of such assets equals or exceeds $100 million. Provided that, in each case, an adjustment in the rate at which the fee is computed will be implemented: (i) on the first business day of the calendar quarter following the date on which the value of Designated Assets crosses the breakpoints set forth in the above schedule; and (ii) in the case of an increase in the rate at which the fee is computed, such increase will only be implemented in the event that the change in the net asset value of the Designated Assets is the result of net withdrawals or net redemptions from the Account during the prior quarter. Cadence is also entitled to receive an annual account fee of $24,000.

(25)

For its services to The Value Equity Portfolio, The Institutional Value Equity Portfolio, The Growth Equity Portfolio, The Institutional Growth Equity Portfolio, The Small Capitalization—Mid Capitalization Equity Portfolio, The Institutional Small Capitalization—Mid Capitalization Equity Portfolio, The Real Estate Securities Portfolio, The Commodity Returns Strategy Portfolio, The ESG Growth Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio and The Fixed Income Opportunity Portfolio, Parametric receives a fee from each Portfolio, a fee, calculated daily and payable monthly in arrears, at the annual rate of 0.15% of the first $50 million of the Combined Liquidity Assets (as defined below) committed to Parametric’s Liquidity Strategy; 0.10% of the next $100 million of the Combined Liquidity Assets and 0.05% on Combined Liquidity Assets over $150 million. The term “Combined Liquidity Assets” means

19

the sum of the net assets of that portion of each of the Portfolios allocated to Parametric from time-to-time in their Liquidity Strategy. Parametric is also be entitled to receive a flat fee of $10,000 per year per Portfolio, provided that 1/12 of such fee related to any given Portfolio will be waived with respect to each calendar month during which no assets of such Portfolio were allocated to Parametric for investment in their Liquidity Strategy. Under the terms of separate portfolio management agreements, for its services to The Value Equity Portfolio, The Institutional Value Equity Portfolio, The Growth Equity Portfolio, The Institutional Growth Equity Portfolio, Parametric is also entitled to receive a separate fee at the annual rate of 0.35% of the first $50 million of the Combined Defensive Assets committed to the Defensive Equity Strategy and 0.25% on Combined Defensive Assets committed to the Defensive Equity Strategy over $50 million. Combined Defensive Assets means the sum of the net assets of that portion of each of The Value Equity Portfolio, The Institutional Value Equity Portfolio, The Growth Equity Portfolio and The Institutional Growth Equity Portfolio allocated to Parametric from time-to-time for investment using the Defensive Equity Strategy. Parametric did not manage assets for any of these Portfolios during the periods shown in the table.
(26)	For its services to The Fixed Income Opportunity Portfolio, Western receives a fee at the annual rate of 0.75% of the average daily net assets of that portion of the Portfolio allocated to Western. Prior to August 29, 2014, Western received a fee of 0.40% of the first $25 million of the Combined Assets (as defined below) that may, from time to time, be allocated to it by the Adviser, 0.375% of the next $25 million, 0.3375% of the next $50 million, 0.25% of the next $100 million and 0.20% on all assets allocated to Western if the average daily net assets exceeds $200 million. Western did not manage assets of the Portfolio during the periods shown in the table. For the purposes of computing Western’s fee for the Portfolio, the term “Combined Assets” shall mean the consolidated total amount of the assets managed by Western in The Fixed Income Opportunity Portfolio and certain other assets managed by Western for clients of Hirtle Callaghan and Co., LLC.
(27)	For its services to The Fixed Income Opportunity Portfolio, CLIM is compensated at an annual rate of 0.45% of the average net assets of Portfolio assigned to CLIM.

For its services to The International Equity Portfolio and The Institutional International Equity Portfolio, CLIM receives a fee from each Portfolio at the annual rate of 0.80% for the first $50 million of the “Combined Assets” of that portion of the Portfolio allocated to CLIM and 0.40% of those Combined Assets (as defined below) exceeding $50 million. For the purposes of computing CLIM’s fee for these Portfolios, the term “Combined Assets” shall mean the average daily net assets managed by CLIM in each of the International Equity and Institutional International Equity Portfolios and the net assets invested in the same strategy as these Portfolios that are managed by CLIM for the benefit of certain other investors who are clients of Hirtle Callaghan and Co., LLC.

For its services to The Emerging Markets Portfolio, CLIM receives a fee from the Portfolio at the annual rate of 1.00% for the first $100 million of the “Combined Assets” of that portion of the Portfolio allocated to CLIM and 0.80% of those Combined Assets (as defined below) exceeding $100 million. For the purposes of computing CLIM’s fee for this Portfolio, the term “Combined Assets” shall mean the sum of the average daily net assets managed by CLIM in The Emerging Markets Portfolio and the net assets invested in the same strategy as the Portfolio that are managed by CLIM for the benefit of certain other investors who are clients of Hirtle Callaghan and Co., LLC.

(28)	For its services to The Core Fixed Income Portfolio and The U.S. Corporate Fixed Income Securities Portfolio, Agincourt is compensated at an annual rate of 0.08% of the average daily net assets of that portion of each Portfolio that is managed by Agincourt. For its services to The ESG Growth Portfolio, Agincourt is compensated at an annual rate of 0.12% of the average daily net assets of that portion of the Portfolio that is managed by Agincourt.

(29)	For its services with respect to the portion of The Commodity Returns Strategy Portfolio allocated to Vaughan Nelson from time to time (the “Account”), Vaughan Nelson shall receive a fee calculated at an annual rate and payable quarterly in arrears based on the Average Quarterly Net Assets of the Combined Assets (as defined below) of 0.35% of the first $25 million of the Combined Assets, 0.25% of the next $75 million of Combined Assets and 0.20% of the Combined Assets exceeding $100 million. For purposes of calculating fees, the term “Combined Assets” shall mean the sum of (i) the net assets of the Account; and (ii) the net assets of each other investment advisory account for which the Adviser serves as investment adviser and for which Vaughan Nelson provides portfolio management services (“Other Hirtle Accounts”) using the same strategies as employed for the Account. “Average Quarterly Net Assets” shall mean the average of the average daily net asset values of the Account and/or the average of the net asset values of the Other Hirtle Accounts, as the case may be, as of the last business day of each of the three months in the calendar quarter.

ADMINISTRATION, DISTRIBUTION, AND RELATED SERVICES. Citi Fund Services Ohio, Inc. (“Citi”), 3435 Stelzer Road, Columbus, Ohio 43219 has been retained, pursuant to a separate Administrative Services Contract with the Trust, to serve as the Trust’s administrator. Citi performs similar services for mutual funds other than the Trust. Citi is owned by Citibank, N.A. Citibank, N.A. and its affiliated companies are wholly owned subsidiaries of Citigroup Inc., a publicly held company (NYSE: C).

Services performed by Citi include: (a) general supervision of the operation of the Trust and coordination of services performed by the various service organizations retained by the Trust; (b) regulatory compliance, including the compilation of information for documents and reports furnished to the SEC and corresponding state agencies; and (c) assistance in connection with the preparation and filing of the Trust’s registration statement and amendments thereto. Pursuant to separate contracts, Citi or its affiliates also serve as the Trust’s accounting agent and receives fees for such services. For its services, Citi receives a single all-inclusive fee which is computed daily and paid monthly in arrears, is calculated at an annual rate of 0.0506% of the Portfolios’ average daily net assets up to $6 billion; 0.0047% of the Portfolios’ average daily net assets between $6 billion and $12 billion, and 0.0276% of the Portfolios’ average daily

20

net assets in excess of $12 billion. Prior to March 31, 2015, Citi served as the Trust’s transfer and dividend disbursing agent (“Transfer Agent”) and received fees for such services, including the maintenance of the Trust’s registration in the various states in which shares of the Trust are offered. Citi assigned and transferred such services to SunGard Investor Services LLC, pursuant to an amendment to the Services Agreement dated March 31, 2015. Prior to March 31, 2015, Citi’s fee, as computed daily and paid monthly in arrears, was calculated at an annual rate of 0.054% of the Portfolios’ average daily net assets up to $6 billion; 0.005% of the Portfolios’ average daily net assets between $6 billion and $12 billion, and 0.0295% of the Portfolios’ average daily net assets in excess of $12 billion.

For the fiscal years ended June 30, 2013, 2014 and 2015, Citi, as Administrator received administration fees in accordance with the agreement in effect at the time in the following amounts for each of the Portfolios (amounts in thousands):

	FISCAL YEAR ENDED June 30, 2015	FISCAL YEAR ENDED June 30, 2014		FISCAL YEAR ENDED June 30, 2013
The Value Equity Portfolio	$186	$189		$213
The Institutional Value Equity Portfolio	$293	$283		$328
The Growth Equity Portfolio	$255	$236		$228
The Institutional Growth Equity Portfolio	$416	$381		$346
The Small Capitalization—Mid Capitalization Equity Portfolio	$32	$36		$40
The Institutional Small Capitalization—Mid Capitalization Equity Portfolio	$56	$53		$62
The Real Estate Securities Portfolio	$47	$40	(a)	$20
The Commodity Returns Strategy Portfolio	$324	$311		$244
The ESG Growth Portfolio	N/A	N/A		N/A
The International Equity Portfolio	$438	$454		$412
The Institutional International Equity Portfolio	$846	$819		$698
The Emerging Markets Portfolio	$541	$407		$286
The Core Fixed Income Portfolio	$29	$29		$31
The Fixed Income Opportunity Portfolio	$236	$258		$206
The U.S. Government Fixed Income Securities Portfolio	$76	$74		$80
The Inflation Protected Securities Portfolio	$148	$34	(b)	N/A
The U.S. Corporate Fixed Income Securities Portfolio	$71	$65		$69
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	$76	$74		$77
The Short-Term Municipal Bond Portfolio	$6	$7		$8
The Intermediate Term Municipal Bond Portfolio	$122	$124		$139
The Intermediate Term Municipal Bond II Portfolio	$21	$22		$23

(a)	For the period September 12, 2013 through June 30, 2014.
(b)	For the period April 3, 2014 (commencement of operations) through June 30, 2014.

Under a Compliance Services Agreement between the Trust and Citi, Citi provides infrastructure and support in implementing the written policies and procedures comprising the Trust’s compliance program. This includes providing support services to the Chief Compliance Officer (“CCO”), and assisting in preparing or providing documentation for the Trust’s CCO to deliver to the Board.

SunGard Investor Services LLC (“SunGard”) serves as the Trust’s Transfer Agent pursuant to an agreement approved by the Board on March 10, 2015. SunGard is a wholly-owned subsidiary of SunGard Investment Systems LLC. SunGard will receive, for performing the services listed under its agreement, a fee, which is paid monthly, calculated at an annual rate of: 0.0034% of the Portfolios’ average daily net assets up to $6 billion; 0.0003% of the Portfolios’ average daily net assets between $6 billion and $12 billion, and 0.0019% of the Portfolios’ average daily net assets in excess of $12 billion. The offices of the Transfer Agent are located at 3435 Stelzer Road, Columbus, Ohio 43219.

21

Unified Financial Securities, Inc. (“Unified”) serves as the Trust’s principal underwriter pursuant to an agreement approved by the Board on March 11, 2014. Unified is a wholly-owned subsidiary of Huntington Bancshares, Inc. Because shares of the Trust’s Portfolios are available only to clients of the Adviser and financial intermediaries that have established a relationship with the Adviser, the services to be provided by Unified are limited. Unified will receive an annual fee of $50,000 for performing the services listed under its agreement. The offices of the principal underwriter are located at 2960 North Meridian St., Suite 300, Indianapolis, IN, 46208. None of Unified’s duties under its agreement are primarily intended to result in the sale of Trust shares.

Alaric Compliance Services LLC (“Alaric”), 800 Third Ave., 11th Floor, New York, NY, 10022 provides CCO services to the Trust and its Portfolios pursuant to a Compliance Services Agreement. Alaric makes an Alaric employee available to serve as the CCO for the Trust. The CCO develops the reports for the Board, makes findings and conducts reviews pertaining to the Trust’s compliance program and related policies and procedures of the Trust’s service providers.

State Street Bank and Trust Company is the Trust’s custodian. The custodian is responsible for the safekeeping of the domestic and foreign assets of each of the Trust’s Portfolios. The custodian is compensated at the rate of 0.01% of the first $2 billion, 0.0075% of the next $3 billion, and 0.005% of the assets in excess of $5 billion of the Trust’s domestic assets, 0.0225% of the Trust’s foreign assets in developed countries. With respect to securities from emerging markets, the custodian is compensated at rates ranging from 0.07% to 0.50% depending upon the particular market in question. The offices of the custodian are located at State Street Financial Center, 1 Lincoln Street, Boston, MA 02111.

HC Advisors Shares Marketing and Service Plan. Under the Trust’s Marketing and Service Plan (the “12b-1” Plan), the Trust can pay to the Adviser a fee of up to 0.25% annually of the average daily net assets attributable to HC Advisors Shares. The fee is not tied exclusively to actual expenses incurred by the Adviser in performing the services set forth below and the fee may exceed such expenses. The Plan Fee shall be calculated daily based upon the average daily net assets of each Portfolio attributable to such Portfolio’s HC Advisors Shares, and such fee shall be charged only to such HC Advisors Shares.

The fee is intended to compensate the Adviser for expenses associated with the (i) oversight and coordination of those organizations, including the Administrator, Transfer Agent, Fund Accounting Agent and principal underwriter (collectively, “Service Organizations”) retained by the Trust in connection with the distribution of shares of the HC Advisors Shares to Third Party Institutions that will, in turn, hold shares of one or more of the HC Advisors Shares for the benefit of their discretionary clients; and (ii) the provision of shareholder services to such third party Institutions. Such oversight, coordination and shareholder services may include, but are not limited to, the following: (1) services associated with the provision of prospectuses, statements of additional information, any supplements thereto and shareholder reports relating to the HC Advisors Shares and to be provided to Third Party Institutions; (2) obtaining information and providing explanations to Third Party Institutions (and, if requested to do so by a Third Party Institution that would be permitted to acquire shares of the HC Advisors Shares and if acceptable to the Adviser, to Discretionary Clients of such institutions) regarding the investment objectives and policies of the respective Portfolios, as well as other information appropriate information about the HC Advisors Shares and the Portfolios; (3) coordination and oversight of the accounting and record-keeping processes as they relate to the HC Advisors Shares and responding to inquiries from Third Party Institutions that are holder of record of shares of HC Advisors Shares through “f/b/o” or “omnibus accounts” and coordination of administrative services for the HC Advisors Shares (e.g. in connection with proxy solicitations; distribution of periodic shareholders reports); and compliance with applicable regulations as they related to HC Advisors Shares (e.g. Rule 22c-2 and anti-money laundering procedures); (4) any other activity that the Board determines is primarily intended to result in the sale of shares of HC Advisors Shares or to provide appropriate services to a Third Party Institution.

The 12b-1 Plan was approved by the Board on December 10, 2009 but has not been operational at any point since that time. Accordingly, no payments under the 12b-1 Plan have ever been made by the Trust.

FURTHER INFORMATION ABOUT THE TRUST’S INVESTMENT POLICIES

As stated in the Prospectuses, the Trust currently offers twenty-one portfolios, each of which are presented in this Statement of Additional Information, each with its own investment objectives and policies. These portfolios are: The Equity Portfolios—The Value Equity, Growth Equity, Small Capitalization—Mid Capitalization Equity, Real Estate Securities, International Equity, Emerging Markets, Commodity Returns Strategy and ESG Growth Portfolios; The Institutional Equity Portfolios—The Institutional Value Equity, Institutional Growth Equity, Institutional Small Capitalization—Mid Capitalization Equity, Institutional International Equity Portfolios; and The Income Portfolios—The Core Fixed Income, Fixed Income Opportunity, U.S. Government Fixed Income Securities, Inflation Protected Securities, U.S. Corporate Fixed Income Securities, U.S. Mortgage/Asset Backed Fixed Income Securities, Short-Term Municipal Bond, Intermediate Term Municipal Bond and Intermediate Term Municipal Bond II Portfolios.

22

The following discussion supplements the prospectus discussion of the investment risks associated with the types of investments in which the Portfolios are entitled to invest. The table below summarizes these investments. The table is, however, only a summary list and is qualified in its entirety by the more detailed discussion included in the Prospectuses and in this Statement of Additional Information. Further, as indicated in the Prospectuses, that portion of the assets of the Value Equity, Growth Equity, Small Capitalization—Mid Capitalization Equity, International Equity, Institutional Value Equity, Institutional Growth Equity, Institutional Small Capitalization – Mid Capitalization, Institutional International Equity, Emerging Markets, Real Estate Securities and Commodity Related Securities Portfolios (“Index Accounts”) that have been or may be allocated to Cadence and/or Mellon Capital and the indexing strategies that those Specialist Managers have been retained to provide, may be invested exclusively in securities included in the benchmark index associated with those Portfolios, respectively, provided that Cadence and/or Mellon Capital are authorized to and may use certain derivative instruments solely for the purpose of gaining market exposure consistent with such index strategy and provided further that the Index Accounts may temporarily hold non-index names due to corporate actions (i.e., spin-offs, mergers, etc.).

Additionally, to enable The Commodity Returns Strategy Portfolio to achieve its investment objective through commodity, economic and investment cycles, the Portfolio seeks to augment its equity returns by reinforcing the Specialist Managers’ commodity views via exposure to commodity-linked structured notes. The Portfolio may also anticipate future investments in equities by investing in options and futures contracts. The Portfolio may focus on the securities of particular issuers or industries within the commodity-related industries in which the Portfolio invests, or in particular countries or regions, at different times. The Portfolio intends to gain exposure to the commodity markets in part by investing a portion of its assets in two wholly-owned subsidiaries organized under the laws of the Cayman Islands (the “Subsidiaries”). Among other investments, the Subsidiaries are expected to invest in commodity-linked derivative instruments, such as swaps and futures. The Subsidiaries have the same investment objective and will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Portfolio; however, the Subsidiaries (unlike the Portfolio) may invest without limitation in commodities, commodity-linked swap agreements and other commodity linked derivative instruments as well as make short sales of securities, maintain a short position or purchase securities on margin within the context of a total portfolio of investments designed to achieve the Portfolio’s objectives. The Portfolio and the Subsidiaries may test for compliance with certain investment restrictions on a consolidated basis. The Subsidiaries must, however, comply with the asset segregation requirements (described elsewhere in the SAI) with respect to its investments in commodity-linked swaps and other commodity-linked derivatives as well as short sales. By investing in the Subsidiaries, the Portfolio is indirectly exposed to the risks associated with the Subsidiaries’ investments.

The Equity and Institutional Equity Portfolios

Investment Instrument/Strategy	Value	Growth	Small- Mid Cap	Real Estate	Int’l	Emerging Markets	Inst. Value	Inst. Growth	Inst. Small - Mid Cap	Inst. Int’l	Commodity	ESG
ADRs, EDRs and GDRs	x	x	x	x	x	x	x	x	x	x	x	x
Agencies	*	*	*	*	*	*	x	x	*	*	x	*
Asset-Backed Securities	-	-	-	-	-	-	x	x	-	-	x	x
Cash Equivalents	*	*	*	*	*	*	x	x	*	*	x	x
Collateralized Mortgage Obligations	-	-	-	-	-	-	x	x	-	-	x	x
Commercial Paper	*	*	*	*	*	*	x	x	*	*	x	x
Commodity-Linked Derivatives	-	-	-	-	-	-	-	-	-	-	x	-
Common Stock	x	x	x	x	x	x	x	x	x	x	x	x
Convertibles	x	x	x	x	x	x	x	x	x	x	x	x
Corporates	-	-	-	-	-	-	x	x	-	-	x	x
Depositary Receipts	x	x	x	x	x	x	x	x	x	x	x	x
Emerging Markets Securities	x	x	x	x	x	x	x	x	x	x	x	x
Floaters	*	*	*	-	*	*	x	x	*	*	x	*
Foreign Currency	-	-	-	x	x	x	x	x	-	x	x	x
Foreign Equity (US $)	x	x	x	x	x	x	x	x	x	x	x	x
Foreign Equity (non-US $)	x	x	x	x	x	x	x	x	x	x	x	x
Foreign Fixed-Income Securities	-	-	-	-	-	-	x	x	-	-	x	x
Forwards	x	x	x	x	x	x	x	x	x	x	x	x
Futures	x	x	x	x	x	x	x	x	x	x	x	x
High Yield Debt Securities	-	-	-	x	-	-	-	-	-	-	-	x
Investment Companies	x	x	x	x	x	x	x	x	x	x	x	x
Investment Grade Debt Securities	-	-	-	x	-	-	x	x	-	-	x	x
Money Market Funds	x	x	x	x	x	x	x	x	x	x	x	x

23

Investment Instrument/Strategy	Value	Growth	Small- Mid Cap	Real Estate	Int’l	Emerging Markets	Inst. Value	Inst. Growth	Inst. Small - Mid Cap	Inst. Int’l	Commodity	ESG
Mortgage-Backed Securities	-	-	-	x	-	-	x	x	-	-	x	x
Mortgage Securities	-	-	-	-	-	-	x	x	-	-	x	x
Municipals	-	-	-	-	-	-	x	x	-	-	x	-
Options	x	x	x	x	x	x	x	x	**	**	x	x
Preferred Stock	x	x	x	x	x	x	x	x	x	x	x	x
REITs	x	x	x	x	x	x	x	x	x	x	x	x
Repurchase Agreements	*	*	*	*	*	*	x	x	*	*	x	*
Reverse Repurchase Agreements	*	*	*	*	*	*	x	x	*	*	x	*
Rights	x	x	x	x	x	x	x	x	x	x	x	x
Securities Lending	x	x	x	x	x	x	x	x	x	x	x	x
Short Sales	x	x	x	x	x	x	x	x	x	x	x	x
Step-Up Bonds	-	-	-	-	-	-	x	x	-	-	x	-
Stripped Mortgage-Backed Securities	-	-	-	-	-	-	x	x	-	-	x	x
Structured Notes	x	x	x	-	x	x	x	x	x	x	x	x
Swaps	x	x	x	x	x	x	x	x	x	x	x	x
TIPS	-	-	-	-	-	-	x	x	-	-	x	-
U.S. Governments	*	*	*	*	*	*	x	x	*	*	x	x
Warrants	x	x	x	x	x	x	x	x	x	x	x	x
When-Issued Securities	x	x	x	x	x	x	x	x	x	x	x	x
Yankees and Eurobonds	-	-	-	-	-	-	x	x	-	-	x	x
Zero Coupon Agencies	-	-	-	-	-	-	x	x	-	-	x	-

The Income Portfolios

Investment Instrument/Strategy	Core Fixed	Fixed Inc. Oppy.	U.S. Govt.	Infla- tion Protect	U.S. Corporate	U.S. Mortgage/Asset Backed	Short- Term	Interm.	Intermediate Term II
Agencies	x	x	x	x	x	x	x	x	x
Asset-Backed Securities	x	x	-	-	-	x	x	x	x
Brady Bonds	x	x	-	-	-	-	-	-	-
Cash Equivalents	x	x	x	x	x	x	x	*	*
Collateralized Bond Obligations	-	x	-	-	-	x	-	-	-
Collateralized Debt Obligations	-	x	-	-	-	x	-	-	-
Collateralized Loan Obligations	-	x	-	-	-	x	-	-	-
Collateralized Mortgage Obligations	x	x	-	-	-	x	-	-	-
Commercial Paper	x	x	x	x	x	x	x	*	*
Commodity-Linked Derivatives	-	-	-	-	-	-	-	-	-
Convertibles	x	x	-	-	-	-	-	-	-
Corporates	x	x	-	-	x	-	-	-	-
Depositary Receipts	x	x	-	-	x	x	-	-	-
Emerging Markets Securities	-	x	-	x	-	-	-	-	-
Floaters	x	x	-	x	-	-	-	-	x
Foreign Currency	x	x	-	x	x	-	-	-	-
Foreign Equity (US $)	-	x	-	-	-	-	-	-	-
Foreign Equity (non-US $)	-	x	-	-	-	-	-	-	-
Foreign Fixed Income Securities	x	x	-	x	-	-	-	-	-
Mortgage Securities	x	x	-	-	-	x	x	x	x
Forwards	x	x	x	x	x	x	x	x	x
Futures	x	x	x	x	x	x	x	x	x
High Yield Securities	x	x	-	x	-	-	-	x	-
Inverse Floaters	x	x	-	x	-	-	-	-	-
Investment Companies	x	x	x	x	x	x	x	x	x
Loan (Participations and Assignments)	-	x	-	-	-	x	x	-	-
Municipals	x	x	x	x	x	x	x	x	x
Options	x	x	x	x	x	x	x	-	-
Preferred Stock	x	x	-	-	x	-	-	-	-
REITS	-	x	-	-	-	-	-	-	-

24

Investment Instrument/Strategy	Core Fixed	Fixed Inc. Oppy.	U.S. Govt.	Infla- tion Protect	U.S. Corporate	U.S. Mortgage/Asset Backed	Short- Term	Interm.	Intermediate Term II
Repurchase Agreements	*	*	*	*	*	*	*	*	*
Reverse Repurchase Agreements	*	*	*	*	*	*	*	*	*
Rights	x	x	-	-	-	-	-	-	-
Stripped Mortgage-Backed Securities	x	x	-	-	-	x	-	-	-
Securities Lending	x	x	x	x	x	x	x	x	x
Short Sales	x	x	x	x	x	x	x	x	x
Step-Up Bonds	x	x	-	-	-	-	-	-	-
Structured Investments	x	x	-	-	x	-	x	x	x
Structured Notes	x	x	-	-	x	-	x	x	x
Swaps	x	x	x		x	x	x	x	x
TIPs	x	x	x	x	x	-	x	x	x
U.S. Governments	x	x	x	x	x	x	x	x	x

25

The Income Portfolios (Continued)

Investment Instrument/Strategy	Core Fixed	Fixed Inc. Oppy.	U.S. Govt.	Infla- tion Protect	U.S. Corporate	U.S. Mortgage/Asset Backed	Short- Term	Interm.	Intermediate Term II
Warrants	-	x	-	-	-	-	-	-	-
When-Issued Securities	x	x	-	-	-	-	x	x	x
Yankees and Eurobonds	x	x	-	x	x	x	-	-	-
Zero Coupons Agencies	x	x	x	-	x	x	x	-	-

x	Allowable investment
-	Not an allowable investment
*	Money market instruments for cash management or temporary purposes

FOREIGN INVESTMENTS.

FOREIGN SECURITIES AND FOREIGN GOVERNMENT SECURITIES. American Depositary Receipts (“ADRs”) are dollar-denominated receipts generally issued in registered form by domestic banks that represent the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on U.S. exchanges and in the over-the-counter markets. Generally, they are issued in registered form, denominate in U.S. dollars, and designed for use in the U.S. securities markets. The Equity and Institutional Equity Portfolios are permitted to invest in ADRs. Additionally, these Portfolios may invest in European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). EDRs are similar to ADRs but are issued and traded in Europe. Both EDRs and GDRs may be issued in bearer form and denominated in currencies other than U.S. dollars, and are generally designed for use in securities markets outside the U.S. For purposes of the Trust’s investment policies, ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock. ADR, EDR or GDR programs may be sponsored or unsponsored. The depositary receipts are securities that demonstrate ownership interests in a security or pool of securities that have been placed with a ‘depository.’ These depositary receipts may be sponsored or unsponsored. Depositary receipts may or may not be denominated in the same currency as the underlying securities. Unsponsored programs are subject to certain risks. In contrast to sponsored programs, where the foreign issuer of the underlying security works with the depository institution to ensure a centralized source of information about the underlying company, including any annual or other similar reports to shareholders, dividends and other corporate actions, unsponsored programs are based on a service agreement between the depository institution and holders of ADRs, EDRs or GDRs issued by the program; thus, investors bear expenses associated with certificate transfer, custody and dividend payments. In addition, there may be several depository institutions involved in issuing unsponsored ADRs, EDRs or GDRs for the same underlying issuer. Such duplication may lead to market confusion because there would be no central source of information for buyers, sellers and intermediaries, and delays in the payment of dividends and information about the underlying issuer or its securities could result. For other depositary receipts, the depository may be foreign or a U.S. entity, and the underlying securities may have a foreign or U.S. issuer.

The foreign government securities in which certain Portfolios may invest generally consist of debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt securities of supranational entities. Such securities may be denominated in other currencies. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies. A Portfolio may invest in foreign government securities in the form of ADRs as described above.

The Real Estate Securities Portfolio may invest without limit in equity securities of non-U.S. real estate companies, or sponsored and unsponsored depositary receipts for such securities.

CURRENCY RELATED INSTRUMENTS. As indicated in the Prospectuses, certain Portfolios may use forward foreign currency exchange contracts and currency swap contracts in connection with permitted purchases and sales of securities of non-U.S. issuers. Certain Portfolios may, consistent with their respective investment objectives and policies, use such contracts as well as certain other currency related instruments to reduce the risks associated with the types of securities in which each is authorized to invest and to hedge against fluctuations in the relative value of the currencies in which securities held by each are denominated. The following discussion sets forth certain information relating to forward currency contracts, currency swaps, and other currency related instruments, together with the risks that may be associated with their use. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes.

26

ABOUT CURRENCY TRANSACTIONS AND HEDGING. Certain Portfolios are authorized to purchase and sell options, futures contracts and options thereon relating to foreign currencies and securities denominated in foreign currencies. Such instruments may be traded on foreign exchanges, including foreign over-the-counter markets. Transactions in such instruments may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by: (i) foreign political, legal and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; and (iv) lesser trading volume. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign currency exchange risk arising from the Portfolio’s investment or anticipated investment in securities denominated in foreign currencies. Options relating to foreign currencies may also be purchased or sold to increase exposure to a foreign currency or to shift foreign currency exposure from one country to another.

FOREIGN CURRENCY OPTIONS AND RELATED RISKS. Certain Portfolios may take positions in options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on foreign securities the Portfolio holds in its portfolio or intends to purchase. For example, if the Portfolio were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if the Portfolio held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. The markets in foreign currency options are relatively new, and the Portfolio’s ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The quantities of currencies underlying option contracts represent odd lots in a market dominated by transactions between banks, and as a result extra transaction costs may be incurred upon exercise of an option. There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS AND CURRENCY SWAPS. To the extent indicated in the Prospectuses, the Portfolios may use forward contracts and swaps to protect against uncertainty in the level of future exchange rates in connection with specific transactions or for hedging purposes. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Portfolio may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract or swap for the purchase or sale of the foreign currency involved in the underlying transaction in exchange for a fixed amount of U.S. dollars or foreign currency. This may serve as a hedge against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received. The International Equity, Institutional International Equity, Institutional Value Equity, Institutional Growth Equity, Commodity Returns Strategy, Fixed Income Opportunity, Inflation Protected Securities and Emerging Markets Portfolios may also use forward or swap contracts in connection with specific transactions. In addition, they may use such contracts to lock in the U.S. dollar value of those positions, to increase the Portfolio’s exposure to foreign currencies that the Specialist Manager believes may rise in value relative to the U.S. dollar or to shift the Portfolio’s exposure to foreign currency fluctuations from one country to another. For example, when the Specialist Manager believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward or swap contract to sell the amount of the former foreign currency approximating the value of some or all of the portfolio securities held by the Portfolio that are denominated in such foreign currency. This investment practice generally is referred to as “cross-hedging.”

The precise matching of the forward or swap contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward or swap contract is entered into and the date it matures. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward and swap contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Portfolio to sustain losses on these contracts and transaction costs. A Portfolio may enter into forward or swap contracts or maintain a net exposure to such contracts only if: (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio’s securities and other assets denominated in that currency; or (2) the Portfolio maintains cash, U.S. government securities or other liquid securities in a segregated account in an amount which, together with the value of all the portfolio’s securities denominated in such currency, equals or exceeds the value of such contracts.

27

At or before the maturity date of a forward or swap contract that requires the Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Portfolio may close out a forward or swap contract requiring it to purchase a specified currency by entering into another contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. As a result of such an offsetting transaction, a Portfolio would realize a gain or a loss to the extent of any change in the exchange rate between the currencies involved between the execution dates of the first and second contracts. The cost to a Portfolio of engaging in forward or swap contracts varies with factors such as the currencies involved, the length of the contract period and the prevailing market conditions. Because forward and swap contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward or swap contracts does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward and swap contracts limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

Certain forward foreign currency contracts do not provide for physical settlement of the underlying currencies but instead provide for settlement by a single cash payment (“non-deliverable forwards”). Under definitions adopted by the Commodity Futures Trading Commission (“CFTC”) and the SEC, non-deliverable forwards are considered swaps. Although non-deliverable forwards have historically been traded in the over-the-counter (“OTC”) market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. For more information, see “HEDGING INSTRUMENTS AND OTHER DERIVATIVES – SWAP AGREEMENTS” below.

Although the Portfolios value their assets daily in terms of U.S. dollars, no Portfolio intends to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolios may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

HEDGING INSTRUMENTS AND OTHER DERIVATIVES.

OPTIONS. To the extent indicated in the Prospectuses, the Portfolios may, consistent with their investment objectives and policies, use options on securities and securities indexes to reduce the risks associated with the types of securities in which each is authorized to invest and/or in anticipation of future purchases, including to achieve market exposure, pending direct investment in securities. A Portfolio may use options only in a manner consistent with its investment objective and policies and may not invest more than 10% of its total assets in option purchases. With the exception of The Institutional Value Equity Portfolio, The Institutional Growth Equity Portfolio, The Commodity Returns Strategy Portfolio and The Fixed Income Opportunity Portfolio, options may be used only for the purpose of reducing investment risk or to gain market exposure pending investment. The Portfolios mentioned above may invest in options as disclosed in their Prospectus. The Portfolios may invest in options on individual securities, baskets of securities or particular measurements of value or rate (an “index”), such as an index of the price of treasury securities or an index representative of short-term interest rates. Such options may be traded on an exchange or in the OTC markets. OTC options are subject to greater credit and liquidity risk. See “Additional Risk Factors of OTC Options.” The following discussion sets forth certain information relating to the types of options that the Portfolios may use, together with the risks that may be associated with their use.

ABOUT OPTIONS ON SECURITIES. A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option period, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option period, to buy the underlying security at the exercise price. Options may be based on a security, a securities index or a currency. Options on securities are generally settled by delivery of the underlying security whereas options on a securities index or currency are settled in cash.

OPTIONS ON SECURITIES INDICES. Options on securities indices may be used in much the same manner as options on securities. Index options may serve as a hedge against overall fluctuations in the securities markets or market sectors, rather than anticipated increases or decreases in the value of a particular security. Thus, the effectiveness of techniques using stock index options will depend on the extent to which price movements in the securities index selected correlate with price movements of the Portfolio to be hedged. Options on stock indices are settled exclusively in cash.

OPTION PURCHASES. Call options on securities may be purchased in order to fix the cost of a future purchase. In addition, call options may be used as a means of participating in an anticipated advance of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the amount of loss, if any, to the amount of the option premium paid. Conversely, if the market price of the underlying security rises and the call is exercised or sold at a profit, that profit will be reduced by the amount initially paid for the call.

28

Put options may be purchased in order to hedge against a decline in market value of a security held by the Portfolio. The put effectively guarantees that the underlying security can be sold at the predetermined exercise price, even if that price is greater than the market value at the time of exercise. If the market price of the underlying security increases, the profit realized on the eventual sale of the security will be reduced by the premium paid for the put option. Put options may also be purchased on a security that is not held by the Portfolio in anticipation of a price decline in the underlying security. In the event the market value of such security declines below the designated exercise price of the put, the Portfolio would then be able to acquire the underlying security at the market price and exercise its put option, thus realizing a profit. In order for this strategy to be successful, however, the market price of the underlying security must decline so that the difference between the exercise price and the market price is greater than the option premium paid.

OPTION WRITING. Call options may be written (sold) by the Portfolios. Generally, calls will be written only when, in the opinion of a Portfolio’s Specialist Manager, the call premium received, plus anticipated appreciation in the market price of the underlying security up to the exercise price of the call, will be greater than the appreciation in the price of the underlying security.

Put options may also be written. This strategy will generally be used when it is anticipated that the market value of the underlying security will remain higher than the exercise price of the put option or when a temporary decrease in the market value of the underlying security is anticipated and, in the view of a Portfolio’s Specialist Manager, it would not be appropriate to acquire the underlying security. If the market price of the underlying security rises or stays above the exercise price, it can be expected that the purchaser of the put will not exercise the option and a profit, in the amount of the premium received for the put, will be realized by the writer of the put. However, if the market price of the underlying security declines or stays below the exercise price, the put option may be exercised and the Portfolio will be obligated to purchase the underlying security at a price that may be higher than its current market value. All option writing strategies will be employed only if the option is “covered.” For this purpose, “covered” means that, so long as the Portfolio is obligated as the writer of a call option, it will (1) own the security underlying the option; or (2) hold on a share-for-share basis a call on the same security, the exercise price of which is equal to or less than the exercise price of the call written. In the case of a put option, the Portfolio will (1) maintain cash or cash equivalents in an amount equal to or greater than the exercise price; or (2) hold on a share-for share basis, a put on the same security as the put written provided that the exercise price of the put held is equal to or greater than the exercise price of the put written.

RISK FACTORS RELATING TO THE USE OF OPTIONS STRATEGIES. The premium paid or received with respect to an option position will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates. Moreover, the successful use of options as a hedging strategy depends upon the ability to forecast the direction of market fluctuations in the underlying securities, or in the case of index options, in the market sector represented by the index selected.

Under normal circumstances, options traded on one or more of the several recognized options exchanges may be closed by effecting a “closing purchase transaction,” (i.e., by purchasing an identical option with respect to the underlying security in the case of options written and by selling an identical option on the underlying security in the case of options purchased). A closing purchase transaction will effectively cancel an option position, thus permitting profits to be realized on the position, to prevent an underlying security from being called from, or put to, the writer of the option or, in the case of a call option, to permit the sale of the underlying security. A profit or loss may be realized from a closing purchase transaction, depending on whether the overall cost of the closing transaction (including the price of the option and actual transaction costs) is less or more than the premium received from the writing of the option. It should be noted that, in the event a loss is incurred in a closing purchase transaction, that loss may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different call or put option. Also, because increases in the market price of an option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation of the underlying security held. Options will normally have expiration dates between three and nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. Options that expire unexercised have no value. Unless an option purchased by a Portfolio is exercised or a closing purchase transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

To the extent that a Portfolio writes a call option on a security it holds in its portfolio and intends to use such security as the sole means of “covering” its obligation under the call option, the Portfolio has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price during the option period, but, as long as its obligation under such call option continues, has retained the risk of loss should the price of the underlying security decline. If a Portfolio were unable to close out such a call option, the Portfolio would not be able to sell the underlying security unless the option expired without exercise.

29

ADDITIONAL RISK FACTORS OF OTC OPTIONS. Certain instruments traded in OTC markets, including indexed securities and OTC options, involve significant liquidity and credit risks. The absence of liquidity may make it difficult or impossible for a Portfolio to sell such instruments promptly at an acceptable price. In addition, lack of liquidity may also make it more difficult to the Portfolio to ascertain a market value for the instrument. A Portfolio will only acquire an illiquid OTC instrument if the agreement with the counterparty contains a formula price at which the contract can be sold or terminated or if on each business day, the Specialist Manager anticipates that at least one dealer quote is available.

Instruments traded in OTC markets are not guaranteed by an exchange or clearing organization and generally do not require payment of margin. To the extent that a Portfolio has unrealized gains in such instruments or has deposited collateral with its counterparty, the Portfolio is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Portfolio will attempt to minimize these risks by engaging in transactions with counterparties who have significant capital or who have provided the Portfolio with a third party guarantee or credit enhancement.

FUTURES CONTRACTS AND RELATED INSTRUMENTS. To the extent indicated in the Prospectuses, the Portfolios may use futures contracts and options on futures contracts. The following discussion sets forth certain information relating to the types of futures contracts that the Portfolios may use, together with the risks that may be associated with their use. As part of their investment strategies, a portion of each Portfolio may invest directly in futures contracts and options on futures contracts to attempt to achieve each Portfolio’s investment objective without investing directly in the underlying futures contract.

ABOUT FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A futures contract is a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept, delivery of the specified type of security or currency called for in the contract at a specified future time and at a specified price. In practice, however, contracts relating to financial instruments or currencies are closed out through the use of closing purchase transactions before the settlement date and without delivery or the underlying security or currency. In the case of futures contracts based on a securities index, the contract provides for “delivery” of an amount of cash equal to the dollar amount specified multiplied by the difference between the value of the underlying index on the settlement date and the price at which the contract was originally fixed.

Futures contracts may be bought and sold on U.S. and non-U.S. exchanges. Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Futures contracts may also be entered into on certain exempt markets, including exempt boards of trade and electronic trading facilities, available to certain market participants. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it buys or sells futures contracts.

STOCK INDEX FUTURES CONTRACTS. A Portfolio may sell stock index futures contracts in anticipation of a general market or market sector decline that may adversely affect the market values of securities held. To the extent that securities held correlate with the index underlying the contract, the sale of futures contracts on that index could reduce the risk associated with a market decline. Where a significant market or market sector advance is anticipated, the purchase of a stock index futures contract may afford a hedge against not participating in such advance at a time when a Portfolio is not fully invested. This strategy would serve as a temporary substitute for the purchase of individual stocks which may later be purchased in an orderly fashion. Generally, as such purchases are made, positions in stock index futures contracts representing equivalent securities would be liquidated.

FUTURES CONTRACTS ON DEBT SECURITIES. Futures contracts on debt securities, often referred to as “interest rate futures,” obligate the seller to deliver a specific type of debt security called for in the contract, at a specified future time. A public market now exists for futures contracts covering a number of debt securities, including long-term U.S. Treasury bonds, ten-year U.S. Treasury notes, and three-month U.S. Treasury bills, and additional futures contracts based on other debt securities or indices of debt securities may be developed in the future. Such contracts may be used to hedge against changes in the general level of interest rates. For example, a Portfolio may purchase such contracts when it wishes to defer a purchase of a longer-term bond because short-term yields are higher than long-term yields. Income would thus be earned on a short-term security and minimize the impact of all or part of an increase in the market price of the long-term debt security to be purchased in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the contract purchased by the Portfolio or avoided by taking delivery of the debt securities underlying the futures contract. Conversely, such a contract might be sold in order to continue to receive the income from a long-term debt security, while at the same time endeavoring to avoid part or all of any decline in market value of that security that would occur with an increase in interest rates. If interest rates did rise, a decline in the value of the debt security would be substantially offset by an increase in the value of the futures contract sold.

OPTIONS ON FUTURES CONTRACTS. An option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the period of the option. The risk of loss associated with the purchase of an option on a futures contract is limited to the premium paid for the option, plus transaction cost. The seller of an option on a futures contract is obligated to a broker for the payment of initial and variation margin in amounts that depend on the nature of the underlying futures contract, the current

30

market value of the option, and other futures positions held by a Portfolio. Upon exercise of the option, the option seller must deliver the underlying futures position to the holder of the option, together with the accumulated balance in the seller’s futures margin account that represents the amount by which the market price of the underlying futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option involved. If an option is exercised on the last trading day prior to the expiration date of the option, settlement will be made entirely in cash equal to the difference between the exercise price of the option and the value at the close of trading on the expiration date.

RISK CONSIDERATIONS RELATING TO FUTURES CONTRACTS AND RELATED INSTRUMENTS. Participants in the futures markets are subject to certain risks. Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange): no secondary market exists for such contracts. In addition, there can be no assurance that a liquid market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, a Portfolio would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of that portion of the securities being hedged, if any, may partially or completely offset losses on the futures contract.

As noted above, there can be no assurance that price movements in the futures markets will correlate with the prices of the underlying securities positions. In particular, there may be an imperfect correlation between movements in the prices of futures contracts and the market value of the underlying securities positions being hedged. In addition, the market prices of futures contracts may be affected by factors other than interest rate changes and, as a result, even a correct forecast of interest rate trends might not result in a successful hedging strategy. If participants in the futures market elect to close out their contracts through offsetting transactions rather than by meeting margin deposit requirements, distortions in the normal relationship between debt securities and the futures markets could result. Price distortions could also result if investors in the futures markets opt to make or take delivery of the underlying securities rather than engage in closing transactions because such trend might result in a reduction in the liquidity of the futures market. In addition, an increase in the participation of speculators in the futures market could cause temporary price distortions.

The risks associated with options on futures contracts are similar to those applicable to all options and are summarized above under the heading “Hedging Through the Use of Options: Risk Factors Relating to the Use of Options Strategies.” In addition, as is the case with futures contracts, there can be no assurance that (1) there will be a correlation between price movements in the options and those relating to the underlying securities; (2) a liquid market for options held will exist at the time when a Portfolio may wish to effect a closing transaction; or (3) predictions as to anticipated interest rate or other market trends on behalf of a Portfolio will be correct.

MARGIN AND SEGREGATION REQUIREMENTS APPLICABLE TO FUTURES RELATED TRANSACTIONS. When a purchase or sale of a futures contract is made by a Portfolio, that Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. government securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. The Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called “variation margin” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Portfolio will value its open futures positions at market.

There is a risk of loss by a Portfolio of the initial and variation margin deposits in the event of bankruptcy of the broker with which the Portfolio has an open position in a futures contract. The assets of a Portfolio may not be fully protected in the event of the bankruptcy of the broker because the Portfolio might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of the broker’s customers.

With the exception of The Institutional Value Equity, The Institutional Growth Equity Portfolio, The Fixed Income Opportunity Portfolio and The Commodity Returns Strategy Portfolio, a Portfolio will not enter into a futures contract or an option on a futures contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are “in-the-money,” would exceed 5% of the Portfolio’s total assets. A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in-the-money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

31

When purchasing a futures contract, a Portfolio will maintain, either with its custodian bank or, if permitted, a broker, and will mark-to-market on a daily basis, cash, U.S. government securities, or other highly liquid securities that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Portfolio may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Portfolio. When selling a futures contract, a Portfolio will similarly maintain liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Portfolio may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a Portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting a Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by that Portfolio (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).

When selling a call option on a futures contract, a Portfolio will maintain, either with its custodian bank or, if permitted, a broker, and will mark-to-market on a daily basis, cash, U. S. government securities, or other highly liquid securities that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.

When selling a put option on a futures contract, the Portfolio will similarly maintain cash, U.S. government securities, or other highly liquid securities that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Portfolio.

SWAP AGREEMENTS. A Portfolio may enter into swap agreements for purposes of attempting to gain exposure to the securities making up an index without actually purchasing those instruments, to hedge a position or to gain exposure to a particular instrument or currency.

ABOUT SWAP AGREEMENTS. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) and/or cash flow earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A credit default swap is a specific kind of counterparty agreement designed to transfer the third party credit risk between parties. One party in the swap is a lender and faces credit risk from a third party and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments (essentially an insurance premium). If the third party defaults, the party providing insurance will have to purchase from the insured party the defaulted asset. The Select Aggregate Market Index (“SAMI”) is a basket of credit default swaps whose underlying reference obligations are floating rate loans. Investments in SAMIs increase exposure to risks that are not typically associated with investments in other floating rate debt instruments, and involve many of the risks associated with investments in derivative instruments. The liquidity of the market for SAMIs is subject to liquidity in the secured loan and credit derivatives markets.

The Commodity Returns Strategy Portfolio may enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Portfolio. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Portfolio may be either the buyer or seller in the transaction. If the Portfolio is a buyer and no credit event occurs, the Portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

32

A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. During the term of an uncleared swap, a Portfolio is usually required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Portfolio to the counterparty if the swap were terminated on the date in question, including, any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument (variation margin). Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the Portfolio. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults on its obligations to a Portfolio, the amount pledged by the counterparty and available to the Portfolio may not be sufficient to cover all the amounts due to the Portfolio and the Portfolio may sustain a loss.

As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and related regulatory developments, which have imposed comprehensive new regulatory requirements on swaps and swap market participants, certain standardized swaps are subject to mandatory central clearing and trade execution requirements. In a cleared swap, a Portfolio’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Mandatory exchange-trading and clearing of swaps will occur on a phased-in basis based on CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps.

The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

A Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by earmarking or segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Portfolio’s investment restriction concerning senior securities. Certain swap agreements may be considered to be illiquid for a Portfolio’s illiquid investment limitations. A Portfolio may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable.

A Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. In addition, a Portfolio’s risk of loss includes any margin at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or FCM (in a cleared swap), plus any transaction costs.

Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Portfolios are subject to counterparty risk (i.e., the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency). A Portfolio risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, a Portfolio will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Portfolio’s rights as a creditor. While the Portfolios will not enter into any swap agreement unless the Specialist Manager believes that the counterparty to the transaction is creditworthy, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by a Portfolio. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a Portfolio of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Portfolio has an open position, or the central counterparty in a swap contract. The assets of a Portfolio may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Portfolio might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Portfolio

33

is also subject to the risk that the FCM could use the Portfolio’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

With cleared swaps, a Portfolio may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Portfolio, which may include the imposition of position limits or additional margin requirements with respect to the Portfolio’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Currently, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by the Portfolio to support its obligations under a similar uncleared swap. However, regulators have proposed and are expected to adopt rules imposing certain margin requirements on uncleared swaps in the near future, which is likely to impose higher margin requirements on uncleared swaps.

The Portfolios are also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, a Portfolio may be required to break the trade and make an early termination payment to the FCM.

Swaps that are subject to mandatory clearing are also required to be traded on swap execution facilities (“SEFs”), if any SEF makes the swap available to trade. An SEF is a trading platform where multiple market participants can execute swap transactions by accepting bids and offers made by multiple other participants on the platform. Transactions executed on an SEF may increase market transparency and liquidity but may require a Portfolio to incur increased expenses to access the same types of swaps that it has used in the past.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to a swap agreement defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. The net amount of the excess, if any, of a Portfolio’s obligations over its entitlements with respect to each swap will be accrued on a daily basis and liquid assets, having an aggregate net asset value at least equal to such accrued excess will be earmarked or maintained in a segregated account by the Portfolio’s custodian. In as much as these transactions are entered into for hedging purposes or are offset by segregating liquid assets, as permitted by applicable law, the Portfolios and their respective Specialist Manager(s) believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio’s borrowing restrictions. For purposes of each of the Portfolio’s requirements under Rule 12d3-1 where, for example, a Portfolio is prohibited from investing more than 5% of its total assets in any one broker, dealer, underwriter or investment adviser (the “securities-related issuer”) , the mark-to-market value will be used to measure the Portfolio’s counterparty exposure. In addition, the mark-to-market value will be used to measure the Portfolio’s issuer exposure for purposes of Section 5b-1.

A Portfolio may enter into index swap agreements as an additional hedging strategy for cash reserves held by the Portfolio or to effect investment transactions consistent with the Portfolio’s investment objective and strategies. Index swaps tend to have a maturity of one year. There is not a well-developed secondary market for index swaps. Many index swaps are considered to be illiquid because the counterparty will typically not unwind an index swap prior to its termination (and, not surprisingly, index swaps tend to have much shorter terms). A Portfolio may therefore treat all swaps as subject to their limitation on illiquid investments.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market. The Specialist Manager, under the supervision of the Board of Trustees and the Adviser, is responsible for determining and monitoring the liquidity of Portfolio transactions in swap agreements.

Synthetic Equity Swaps. Certain Portfolios may also enter into synthetic equity swaps, in which one party to the contract agrees to pay the other party the total return earned or realized on a particular “notional amount” of value of an underlying equity security including any dividends distributed by the underlying security. The other party to the contract makes regular payments, typically at a fixed rate or at a floating rate based on LIBOR or other variable interest rated based on the notional amount. The notional amount is not invested

34

in the reference security. Similar to currency swaps, synthetic equity swaps are generally entered into on a net basis, which means the two payment streams are netted out and the Portfolio will either pay or receive the net amount. The Portfolio will enter into a synthetic equity swap instead of purchasing the reference security when the synthetic equity swap provides a more efficient or less expensive way of gaining exposure to a security compared with a direct investment in the security.

OTHER HEDGING INSTRUMENTS. Generally, a Portfolio’s investment in the shares of another investment company is restricted to up to 5% of its total assets and aggregate investments in all investment companies is limited to 10% of total assets. Provided certain requirements set forth in the Act are met, however, investments in excess of these limitations may be made. Certain of the Portfolios may make such investments, some of which are described below.

The Portfolios may invest in exchange-traded funds (“ETFs”) as part of each Portfolio’s overall hedging strategies. Such strategies are designed to reduce certain risks that would otherwise be associated with the investments in the types of securities in which the Portfolios invest and/or in anticipation of future purchases, including to achieve market exposure pending direct investment in securities, provided that the use of such strategies is consistent with the investment policies and restrictions adopted by the Portfolios. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Portfolios will also incur brokerage commissions and related charges when purchasing shares in an exchange-traded fund in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value. ETFs are subject to liquidity and market risks. Some ETFs traded on securities exchanges are actively managed and subject to the same Management Risks as other actively managed investment companies. Other ETFs have an objective to track the performance of a specified index (“Index ETFs”). Therefore, securities may be purchased, retained and sold by an Index ETF at times when an actively managed trust would not do so. As a result, in an Index ETF you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the Index ETF portfolio was not fully invested in such securities. In addition, the results of an Index ETF investment will not match the performance of the specified index due to reductions in the Index ETF’s performance attributable to transaction and other expenses, including fees paid by the Index ETF portfolio to service providers. Because of these factors, the price of ETFs can be volatile, and a Portfolio may sustain sudden, and sometimes substantial, fluctuations in the value of its investment in an ETF.

The Portfolios may invest in ETFs that are consistent with the Portfolio’s investment strategy, as well as Standard & Poor’s Depositary Receipts (“SPDRs”). SPDRs are interests in a unit investment trust (“UIT”) that may be obtained directly from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). The UIT will issue SPDRs in aggregations known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the S&P Index, (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT’s portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit, called a “Balancing Amount”) designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit. SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, a Portfolio must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day. The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Portfolio could result in losses on SPDRs. Trading in SPDRs involves risks similar to those risks involved in the writing of options on securities. The Portfolios may invest in certain ETFs in excess of the normal statutory limits in reliance on exemptive orders that have been issued to the entities issuing shares in those ETFs, provided that certain conditions are met.

COMMODITY-LINKED DERIVATIVES. The Commodity Returns Strategy Portfolio may invest in instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts, or the performance of commodity indices such as “commodity-linked” or “index-linked” notes. These instruments are sometimes referred to as “structured notes” because the terms of the instrument may be structured by the issuer of the note and the purchaser of the note, such as the Portfolio.

The values of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose the Portfolio economically to movements in commodity prices, but a particular note has many features of a debt obligation. These notes also are subject to credit and interest rate risks that in general affect the value of debt securities. Therefore, at the maturity of the note, the Portfolio may receive more or less principal than it originally invested. The Portfolio might receive interest payments on the note that are more or less than the stated coupon interest rate payments.

35

Structured notes may involve leverage, meaning that the value of the instrument will be calculated as a multiple of the upward or downward price movement of the underlying commodity future or index. The prices of commodity-linked instruments may move in different directions than investments in traditional equity and debt securities in periods of rising inflation. Of course, there can be no guarantee that the Portfolio’s commodity-linked investments would not be correlated with traditional financial assets under any particular market conditions.

Commodity-linked notes may be issued by US and foreign banks, brokerage firms, insurance companies and other corporations. These notes, in addition to fluctuating in response to changes in the underlying commodity assets, these notes will be subject to credit and interest rate risks that typically affect debt securities.

The commodity-linked instruments may be wholly principal protected, partially principal protected or offer no principal protection. With a wholly principal protected instrument, the Portfolio will receive at maturity the greater of the par value of the note or the increase in value of the underlying index. Partially protected instruments may suffer some loss of principal up to a specified limit if the underlying index declines in value during the term of the instrument. For instruments without principal protection, there is a risk that the instrument could lose all of its value if the index declines sufficiently. The Specialist Managers’ decisions on whether and to what extent to use principal protection depend in part on the cost of the protection. In addition, the ability of the Portfolio to take advantage of any protection feature depends on the creditworthiness of the issuer of the instrument.

Commodity-linked derivatives are generally hybrid instruments which are excluded from regulation under the CEA and the rules thereunder, so that the Portfolio will not be considered a “commodity pool.” Additionally, from time to time the Portfolio may invest in other hybrid instruments that do not qualify for exemption from regulation under the CEA.

COMMODITY POOL OPERATOR REGULATION AND EXCLUSIONS. With respect to the Commodity Returns Strategy Portfolio, the Adviser is registered as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the CFTC and is subject to CFTC regulation with respect to that Portfolio. The CFTC has adopted rules regarding the disclosure, reporting and recordkeeping requirements that apply with respect to the Portfolio as a result of the Adviser’s registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting requirements applicable to the Adviser as the Portfolio’s CPO, the Adviser’s compliance with SEC disclosure and shareholder reporting requirements will be deemed to fulfill the Adviser’s CFTC compliance obligations. However, as a result of CFTC regulation with respect to the Portfolio, the Portfolio may incur additional compliance and other expenses. The CFTC has neither reviewed nor approved the Portfolio, its investment strategies or this prospectus. In addition, with respect to the Commodity Returns Strategy Portfolio, the Adviser is relying upon an exclusion from the definition of “commodity trading advisor” (“CTA”) under the CEA and the rules of the CFTC. Mellon Capital, PIMCO and Wellington Management are registered as CTAs under the CEA with respect to the Portfolio.

With respect to each Portfolio other than The Commodity Returns Strategy Portfolio (each, an “Excluded Portfolio”), the Adviser has claimed an exclusion from the definition of CPO under the CEA and the rules of the CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Excluded Portfolios, the Adviser is relying upon a related exclusion from the definition of CTA under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require each Excluded Portfolio, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forwards. Because the Adviser and the Excluded Portfolios intend to comply with the terms of the CPO exclusion, an Excluded Portfolio may, in the future, need to adjust its investment strategies, consistent with its investment objective, to limit its investments in these types of instruments. The Excluded Portfolios are not intended as vehicles for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or the Excluded Portfolios, their investment strategies or this SAI.

Generally, the exclusion from CPO regulation on which the Adviser relies requires each Excluded Portfolios to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Excluded Portfolio’s positions in commodity interests may not exceed 5% of the liquidation value of the Excluded Portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Excluded Portfolio’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Excluded Portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, the Excluded Portfolios may not be marketed as commodity pools or otherwise as vehicles for trading in the commodity futures, commodity options or swaps markets. If, in the future, an Excluded Portfolio can no longer satisfy these requirements, the Adviser would withdraw its notice claiming an exclusion from the definition of a CPO, and the Adviser would be subject to registration and regulation as a CPO with respect to the Excluded Portfolio, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to the Excluded Portfolio, the Excluded Portfolio may incur additional compliance and other expenses.

36

NON-DIVERSIFICATION

Each of the Real Estate Securities Portfolio and the ESG Growth Portfolio is classified as a non-diversified investment portfolio under the 1940 Act. As such, there is no limit under the 1940 Act on the percentage of assets which can be invested in any single issuer. An investment in either Portfolio, therefore, may entail greater risk than would exist in a diversified investment portfolio because the potential for a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of such Portfolio. Any economic, political, or regulatory developments affecting the value of the securities in either Portfolio will have a greater impact on the total value of such Portfolio than would be the case if the Portfolio were diversified among more issuers. Each Portfolio intends to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). This undertaking requires that at the end of each quarter of the Portfolio’s taxable year, with regard to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer; beyond that, no more than 25% of its total assets are invested in the securities of a single issuer.

INDEX INVESTING

A portion of the assets of certain Portfolios may at times be committed to investing assets in a manner that replicates the performance of an appropriate benchmark index. At times, subsets of these indices may also be used as a basis for selecting securities for such a portion of a Portfolio. This passive investment style would differ from the active management investment techniques used with respect to the Portfolios’ other assets. Rather than relying upon fundamental research, economic analysis and investment judgment, this approach uses automated statistical analytic procedures that seek to track the performance of a selected stock index or subset thereof.

INVESTMENT COMPANY SECURITIES

The Adviser or the Specialist Managers may also acquire, on behalf of a Portfolio, securities issued by other investment companies to the extent permitted under the Investment Company Act, provided that such investments are otherwise consistent with the overall investment objective and policies of that Portfolio. A Portfolio may also invest in shares of another Portfolio of the Trust (“Affiliated Portfolio”) to the extent that such investments are consistent with the acquiring Portfolio’s investment objectives, policies and restrictions are permissible under the Investment Company Act.

The Investment Manager will voluntarily waive advisory fees payable by the Portfolio in an amount equal to 100% of the advisory fee the Investment Manager receives from an Affiliated Portfolio as a result of the Portfolio’s investment in the Affiliated Portfolio.

MONEY MARKET INSTRUMENTS

BANK OBLIGATIONS. Bank Obligations may include certificates of deposit, time deposits and bankers’ acceptances. Certificates of Deposit (“CDs”) are short-term negotiable obligations of commercial banks. Time Deposits (“TDs”) are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions. U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). U.S. banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a Portfolio, depending upon the principal amount of CDs of each bank held by the Portfolio) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, U.S. branches of U.S. banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. U.S. savings and loan associations, the CDs of which may be purchased by the Portfolios, are supervised and subject to examination by the Office of Thrift Supervision. U.S. savings and loan associations are insured by the Savings Association Insurance Portfolio which is administered by the FDIC and backed by the full faith and credit of the U.S. government.

COMMERCIAL PAPER. Commercial paper is a short-term, unsecured negotiable promissory note of a U.S. or non-U.S. issuer. Each of the Portfolios may purchase commercial paper for temporary purposes; The Institutional Value Equity Portfolio, The Institutional Growth Equity Portfolio and the Income Portfolios may acquire these instruments as described in the Prospectuses. Each Portfolio may similarly invest in variable rate master demand notes which typically are issued by large corporate borrowers and which provide for variable amounts of principal indebtedness and periodic adjustments in the interest rate. Demand notes are direct lending arrangements between a Portfolio and an issuer, and are not normally traded in a secondary market. A Portfolio, however, may demand payment of principal and accrued interest at any time. In addition, while demand notes generally are not rated, their issuers must satisfy the same criteria as those that apply to issuers of commercial paper. The appropriate Specialist Manager will consider the earning power, cash flow and other liquidity ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand. See also “Variable and Floating Rate Instruments,” below.

37

REPURCHASE AGREEMENTS. Repurchase Agreements may be used for temporary investment purposes. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying debt security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase that security and the obligation of that Portfolio to resell that security at an agreed-upon price and time. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Portfolio’s ability to dispose of the underlying securities. The Specialist Manager for each Portfolio, in accordance with guidelines adopted by the Board, monitors the creditworthiness of those banks and non-bank dealers with which the respective Portfolios may enter into repurchase agreements. The Trust also monitors the market value of the securities underlying any repurchase agreement to ensure that the repurchase obligation of the seller is adequately collateralized.

Repurchase agreements may be entered into with primary dealers in U.S. government securities who meet credit guidelines established by the Board (each a “repo counterparty”). Under each repurchase agreement, the repo counterparty will be required to maintain, in an account with the Trust’s custodian bank, securities that equal or exceed the repurchase price of the securities subject to the repurchase agreement. A Portfolio will generally enter into repurchase agreements with short durations, from overnight to one week, although securities subject to repurchase agreements generally have longer maturities. A Portfolio may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of its net assets would be invested in illiquid securities including such repurchase agreements. For purposes of the Investment Company Act, a repurchase agreement may be deemed a loan to the repo counterparty. It is not clear whether, in the context of a bankruptcy proceeding involving a repo counterparty, a court would consider a security acquired by a Portfolio subject to a repurchase agreement as being owned by that Portfolio or as being collateral for such a “loan.” If a court were to characterize the transaction as a loan, and a Portfolio has not perfected a security interest in the security acquired, that Portfolio could be required to turn the security acquired over to the bankruptcy trustee and be treated as an unsecured creditor of the repo counterparty. As an unsecured creditor, a Portfolio would be at the risk of losing some or all of the principal and income involved in the transaction. In the event of any such bankruptcy or insolvency proceeding involving a repo counterparty with whom a Portfolio has outstanding repurchase agreements, a Portfolio may encounter delays and incur costs before being able to sell securities acquired subject to such repurchase agreements. Any such delays may involve loss of interest or a decline in price of the security so acquired.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the repo counterparty may fail to repurchase the security. However, a Portfolio will always receive as collateral for any repurchase agreement to which it is a party, securities acceptable to it, the market value of which is equal to at least 102% of the repurchase price, and the Portfolio will make payment against such securities only upon physical delivery or evidence of book entry transfer of such collateral to the account of its custodian bank. If the market value of the security subject to the repurchase agreement falls below the repurchase price the Trust will direct the repo counterparty to deliver to the Trust’s custodian additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

SECURITIES LENDING. Certain of the Portfolios may lend from their total assets in the form of their portfolio securities to broker dealers under contracts calling for collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Portfolios will continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral, which may include shares of a money market fund subject to any investment restrictions listed in this Statement. The Portfolios pay various fees in connection with the investment of the collateral. Under some securities lending arrangements a Portfolio may receive a set fee for keeping its securities available for lending. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. Cash collateral received by a Portfolio in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. A Portfolio bears the risk of such investments.

VARIABLE AND FLOATING RATE INSTRUMENTS. Short-term variable rate instruments (including floating rate instruments) from banks and other issuers may be used for temporary investment purposes, or longer-term variable and floating rate instruments may be used in furtherance of a Portfolio’s investment objectives. A “variable rate instrument” is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A “floating rate instrument” is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates.

38

Variable rate instruments are generally not rated by nationally recognized ratings organizations. The appropriate Specialist Manager will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Portfolio’s fixed income investments, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet the Portfolio’s investment quality standards relating to investments in bank obligations. A Portfolio will invest in variable and floating rate instruments only when the appropriate Specialist Manager deems the investment to involve minimal credit risk. The Specialist Manager will also continuously monitor the creditworthiness of issuers of such instruments to determine whether a Portfolio should continue to hold the investments.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Portfolio could suffer a loss if the issuer defaults or during periods in which a Portfolio is not entitled to exercise its demand rights. Variable and floating rate instruments held by a Portfolio will be subject to the Portfolio’s limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Portfolio may not demand payment of the principal amount of such instruments within seven days. If an issuer of a variable rate demand note defaulted on its payment obligation, a Portfolio might be unable to dispose of the note and a loss would be incurred to the extent of the default.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

MORTGAGE-BACKED SECURITIES. Certain Portfolios may invest in mortgage-backed securities, including derivative instruments. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured entirely or primarily by “pools” of residential or commercial mortgage loans or other assets. A Portfolio may invest in mortgage-backed securities issued by U.S. government agencies and government-sponsored entities such as the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal Home Loan Banks. Obligations of GNMA are backed by the full faith and credit of the U.S. Government. Obligations of FNMA, FHLMC and Federal Home Loan Banks are not backed by the full faith and credit of the U.S. Government but are considered to be of high quality since they are considered to be instrumentalities of the United States. The payment of interest and principal on mortgage-backed obligations issued by these entities may be guaranteed by the full faith and credit of the U.S. Government (in the case of GNMA), or may be guaranteed by the issuer (in the case of FNMA and FHLMC). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates as well as early prepayments of underlying mortgages. These securities represent ownership in a pool of Federally insured mortgage loans with a maximum maturity of 30 years. The scheduled monthly interest and principal payments relating to mortgages in the pool will be “passed through” to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest.

Mortgage-backed securities also include securities issued by non-governmental entities including collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”) that are not insured or guaranteed. CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers’ general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence. Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, including “regular” interests and “residual” interests. The Portfolios do not intend to acquire residual interests in REMICs under current tax law, due to certain disadvantages for regulated investment companies that acquire such interests.

Mortgage-backed securities are subject to unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of securities, mortgage-backed securities may be less effective than other types of securities as a means of “locking in” attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. The appropriate Specialist Manager believes that the estimated average life is the most appropriate measure of the maturity of a mortgage-backed security. Accordingly, in order to determine whether such security is a permissible investment, it will be deemed to have a remaining maturity of three years or

39

less if the average life, as estimated by the appropriate Specialist Manager, is three years or less at the time of purchase of the security by a Portfolio. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the appropriate housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. Although the appropriate Specialist Manager will monitor the average life of the Portfolio securities of each Portfolio with a portfolio maturity policy and make needed adjustments to comply with such Portfolios’ policy as to average dollar weighted portfolio maturity, there can be no assurance that the average life of portfolio securities as estimated by the appropriate Specialist Manager will be the actual average life of such securities.

The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Portfolios’ mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. The liquidity backstop was extended through December 2012. The original mortgage-backed securities purchase program was completed in March 2010.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The liquidity backstop and the Senior Preferred Stock Purchase Agreement are both intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefore.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

40

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

ASSET-BACKED SECURITIES. Certain Portfolios may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. The asset pools that back asset-backed securities are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present. Certain asset backed securities may be considered derivative instruments.

COLLATERALIZED DEBT OBLIGATIONS. The Institutional Value Equity Portfolio, The Institutional Growth Equity Portfolio and The Commodity Returns Strategy Portfolio may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issue mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among other things, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligation of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For both CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolio as illiquid securities, however an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities, CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CBOs, CLOs and other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

41

STRIPPED MORTGAGE-BACKED SECURITIES. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

CREDIT RISK TRANSFER SECURITIES. The Fixed Income Opportunity Portfolio may invest in fixed- or floating-rate unsecured general obligations issued from time to time by Freddie Mac, Fannie Mae or other GSEs. These obligations are referred to as “Credit Risk Transfer Securities.” Typically, such Securities are issued at par and have stated final maturities. The Securities are structured so that: (i) interest is paid directly by the issuing GSE; and (ii) principal is paid by the issuing GSE in accordance with the principal payments and default performance of a certain pool of residential mortgage loans held in various GSE-guaranteed MBS (“Reference Obligations”). The issuing GSE selects the pool of Reference Obligations based on that GSE’s eligibility criteria. The performance of the Securities will be directly affected by the selection of the Reference Obligations by the GSE. Such Securities are issued in tranches to which are allocated certain principal repayments and credit losses corresponding to the seniority of the particular tranche. Each tranche of Securities will have credit exposure to the Reference Obligations and the yield to maturity will be directly related to the amount and timing of certain defined credit events on the Reference Obligations, any prepayments by borrowers and any removals of a Reference Obligation from the pool.

While the structure of Credit Risk Transfer Securities mimics the cash flows of a mezzanine securitized tranche, the Securities are not directly linked to the Reference Obligations. Thus, the payment of principal and interest on the Securities is tied to the performance of the pool of Reference Obligations. However, in no circumstances will the actual cash flow from the Reference Obligation be paid or otherwise made available to the holders of the Securities. This is different than in the case of covered notes, where the issuer default would allow investors to have an additional lien on the underlying loans.

The risks associated with an investment in Credit Risk Transfer Securities will be different than the risks associated with an investment in MBS. The Securities are the corporate obligations of the issuing GSE and are not secured by the Reference Obligation, the mortgaged properties or the borrowers’ payments under the Reference Obligations. Holders of the Securities are general creditors of the issuing GSE and will be subject to the risk that the issuing GSE will be unable to meet its obligation to pay the principal and interest of the Securities in accordance with their terms of issuance. The Securities may be considered high risk and complex securities. As a result, in the event that a GSE fails to pay principal or interest on the Securities or goes through a bankruptcy, insolvency or similar proceeding (but conservatorship of Freddie Mac or Fannie Mae would not be considered an “event of default”), holders of Credit Risk Transfer Securities have no direct recourse to the underlying loans. Such holders will receive recovery on par with other unsecured note holders (agency debentures) in such scenario.

REAL ESTATE SECURITIES

REAL ESTATE INVESTMENT TRUSTS (“REITS”). REITs are pooled investment vehicles that invest the majority of their assets directly in real property and/or in loans to building developers. They derive income primarily from the collection of rents and/or interest on loans.

REITs are sometimes informally characterized as Equity REITs, Mortgage REITs, Hybrid REITs and REOCs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An Equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A Mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A Mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A Hybrid REIT combines the characteristics of Equity REITs and Mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. REOCs are real estate companies that engage in the development, management, or financing of real estate. Typically, they provide services such as property management, property development, facilities management, and real estate financing. REOCs are publicly traded corporations that have not elected to be taxed as REITs. The three primary reasons for such an election are (a) availability of tax-loss carryforwards, (b) operation in non-REIT-qualifying lines of business, and (c) ability to retain earnings.

42

Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Real Estate Securities Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which it invests in addition to the expenses incurred directly by the Portfolio.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. First, the value of a REIT may be affected by changes in the value of the underlying property owned by the REITs. In addition, REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemption from registration under the Investment Company Act.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the Standard & Poor’s 500 Composite Stock Price Index (the “S&P Index”).

MUNICIPAL SECURITIES

As stated in the Prospectuses, The Short-Term Municipal Bond, The Intermediate Term Municipal Bond, The Intermediate Term Municipal Bond II Portfolios and The U.S. Corporate Fixed Income Securities Portfolio, and to a lesser extent The Institutional Value Equity Portfolio, The Institutional Growth Equity Portfolio and each of the other Income Portfolios, may invest in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal tax. Municipal securities may also be issued on a taxable basis.

The two principal classifications of municipal securities are “general obligations” and “revenue obligations.” General obligations are secured by the issuer’s pledge of its full faith and credit for the payment of principal and interest although the characteristics and enforcement of general obligations may vary according to law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuers with respect to “general obligations” and/or “revenue obligations” may be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and capital appreciation bonds. In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of municipal securities. There are also numerous differences in the credit backing of municipal securities both within and between these two principal classifications. For the purpose of applying a Portfolio’s investment restrictions, the identification of the issuer of a municipal security which is not a general obligation is made by the appropriate Specialist Manager based on the characteristics of the municipal security, the most important of which is the source of funds for the payment of principal and interest on such securities.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a Portfolio. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many municipal securities that were not publicly offered initially and such securities can be readily marketable. The obligations of an issuer to pay the principal of and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a municipal security may be materially affected.

MUNICIPAL LEASES, CERTIFICATES OF PARTICIPATION AND OTHER PARTICIPATION INTERESTS. Municipal leases frequently involve special risks not normally associated with general obligation or revenue bonds, some of which are summarized in the Prospectuses. In addition, leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Thus, a Portfolio’s investment in municipal leases will

43

be subject to the special risk that the governmental issuer may not appropriate funds for lease payments. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in an unsatisfactory or delayed recoupment of a Portfolio’s original investment.

Certificates of participation represent undivided interests in municipal leases, installment purchase contracts or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase contracts.

Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of the Portfolios’ respective limitations on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a Portfolio may be determined by the appropriate Specialist Manager, pursuant to guidelines adopted by the Board, to be liquid securities for the purpose of such Portfolio’s limitation on investments in illiquid securities. In determining the liquidity of municipal lease obligations and certificates of participation, the appropriate Specialist Manager will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the appropriate Specialist Manager will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Portfolio. No Portfolio, with the exception of The Institutional Value Equity Portfolio, The Institutional Growth Equity Portfolio, The Fixed Income Opportunity Portfolio and The Commodity Returns Strategy Portfolio, may invest more than 5% of its net assets in municipal leases. Each of the Income Portfolios may purchase participations in municipal securities held by a commercial bank or other financial institution. Such participations provide a Portfolio with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a Portfolio with the right to demand payment, on not more than seven days’ notice, of all or any part of the Portfolio’s participation interest in the underlying municipal security, plus accrued interest.

MUNICIPAL NOTES. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Tax and Revenue Anticipation Notes and Construction Loan Notes. Tax Anticipation Notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and Revenue Anticipation Notes combine the funding sources of both Tax Anticipation Notes and Revenue Anticipation Notes. Construction Loan Notes are sold to provide construction financing. These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

PRE-REFUNDED MUNICIPAL SECURITIES. The principal of and interest on municipal securities that have been pre-refunded are no longer paid from the original revenue source for the securities. Instead, after pre-refunding, the source of such payments is typically an escrow fund consisting of obligations issued or guaranteed by the U.S. Government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price which represents a premium over their face value.

AUCTION RATE SECURITIES. Auction rate securities consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

44

Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”). For purposes of complying with the 20% limitation on each of the municipal Portfolio’s investments in taxable investments, auction rate preferred securities will be treated as taxable investments unless substantially all of the dividends on such securities are expected to be exempt from regular federal income taxes.

A Portfolio’s investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other U.S. registered investment companies, which limitations are prescribed by the Investment Company Act. These limitations include prohibitions against acquiring more than 3% of the voting securities of any other such investment company, and investing more than 5% of that Portfolio’s total assets in securities of any one such investment company or more than 10% of its total assets in securities of all such investment companies. A Portfolio will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory fee payable directly by that Portfolio.

PRIVATE ACTIVITY BONDS. Certain types of municipal securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), are issued by or on behalf of public authorities to obtain funds for privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The interest from certain private activity bonds owned by a Portfolio (including an Income Portfolio’s distributions attributable to such interest) may be a preference item for purposes of the alternative minimum tax. The Short-Term Municipal Bond Portfolio does not currently intend to invest in Private Activity Bonds.

TAX-EXEMPT COMMERCIAL PAPER. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

TENDER OPTION BONDS. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof.

As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the appropriate Specialist Manager, the credit quality of the bond issuer and the financial institution is deemed, in light of the Portfolio’s credit quality requirements, to be inadequate. Each Income Portfolio intends to invest only in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the appropriate Specialist Manager, be exempt from regular federal income tax. However, because there can be no assurance that the Internal Revenue Service (“IRS”) will agree with such counsel’s opinion in any particular case, there is a risk that an Income Portfolio will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees, in relation to various regulated investment company tax provisions is unclear. Each Income Portfolio intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

45

OTHER FIXED INCOME SECURITIES AND STRATEGIES.

HIGH YIELD SECURITIES AND SECURITIES OF DISTRESSED COMPANIES. High yield securities, commonly referred to as junk bonds, are debt obligations rated below investment grade, i.e., below BBB by Standard & Poor’s Ratings Group (“S&P”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”), or their unrated equivalents. The Fixed Income Opportunity Portfolio invests primarily in such securities. The Real Estate Securities Portfolio, The Core Fixed Income Portfolio and the Intermediate Term Municipal Bond Portfolio may also invest in such securities according to each Portfolio’s Prospectus. High yield securities and securities of distressed companies generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Issuers of high yield and distressed company securities may be involved in restructurings or bankruptcy proceedings that may not be successful. While any investment carries some risk, certain risks associated with high yield securities and debt securities of distressed companies which are different than those for investment grade are as follows:

1.	The market for high risk, high yield securities and debt securities of distressed companies may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Portfolio to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

2.	Market prices for high risk, high yield securities and debt securities of distressed companies may also be affected by investors’ perception of the issuer’s credit quality and the outlook for economic growth. Thus, prices for high risk, high yield securities and debt securities of distressed companies may move independently of interest rates and the overall bond market.

3.	The market for high risk, high yield and distressed company securities may be adversely affected by legislative and regulatory developments.

4.	The risk of loss through default is greater for high yield fixed income securities and securities of distressed companies than for investment grade debt because the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates.

Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations in a Portfolio’s net asset value per share.

In addition, an economic downturn or increase in interest rates could have a negative impact on both the markets for high yield and distressed company securities (resulting in a greater number of bond defaults) and the value of such securities held by a Portfolio. Current laws, such as those requiring federally insured savings and loan associations to remove investments in such lower rated securities from their funds, as well as other pending proposals, may also have a material adverse effect on the market for lower rated securities.

The economy and interest rates may affect high yield securities and debt securities of distressed companies differently than other securities. For example, the prices of such securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in the average duration of a Portfolio’s investment portfolio, resulting from market fluctuations or other changes in a Portfolio’s total assets will not require the Portfolio to dispose of an investment. If an issuer of a security held by a Portfolio defaults, that Portfolio may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of high yield securities and debt securities of distressed companies as well as the Portfolio’s net asset value. In general, both the prices and yields of such securities will fluctuate.

In certain circumstances it may be difficult to determine a security’s fair value due to a lack of reliable objective information. Such instances occur where there is no established secondary market for the security or the security is lightly traded. As a result, a Portfolio’s valuation of a security and the price it is actually able to obtain when it sells the security could differ.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield securities and distressed company held by a Portfolio, especially in a thinly traded market. Illiquid or restricted securities held by a Portfolio may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

The ratings of Moody’s, S&P and Fitch evaluate the safety of a lower rated security’s principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Specialist Managers perform their own analysis of the issuers of high yield securities and debt securities of distressed companies purchased by a Portfolio. Because of this, a Portfolio’s performance may depend more on its own credit analysis than is the case for mutual funds investing in higher rated securities.

46

The Specialist Managers continuously monitor the issuers of high yield securities and debt securities of distressed companies held by a Portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Portfolio so that it can meet redemption requests.

CUSTODIAL RECEIPTS. Custodial Receipts are U.S. government securities and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRs”) and “Certificate of Accrual on Treasury Securities” (“CATS”). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government securities for federal tax and securities purposes. In the case of CATS and TIGRs, the IRS has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Portfolios. CATS and TIGRs are not considered U.S. government securities by the staff of the Commission. Further, the IRS conclusion noted above is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Portfolios. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

WHEN-ISSUED SECURITIES. When-issued transactions involve a commitment to purchase at a predetermined price or yield in which delivery takes place after the customary settlement period for that type of security. Fixed income securities may be purchased on a “when-issued” basis. The price of securities purchased on a when-issued basis, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities takes place at a later date. Normally, the settlement date occurs within one month of the purchase. At the time a commitment to purchase a security on a when-issued basis is made, the transaction is recorded and the value of the security will be reflected in determining net asset value. No payment is made by the purchaser, until settlement. The market value of the when-issued securities may be more or less than the purchase price. The Trust does not believe that net asset value will be adversely affected by the purchase of securities on a when-issued basis. Equity securities acquired by an Equity Portfolio as a result of corporate actions such as spin-offs may be treated as when-issued securities under certain circumstances. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, a Portfolio will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date.

A Portfolio may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss. To the extent permitted by applicable law, there is no percentage limitation on the extent to which the Portfolios may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

INDEBTEDNESS, LOAN PARTICIPATIONS AND ASSIGNMENTS. Certain Portfolios may purchase indebtedness and participations in commercial loans. Loan Participations typically will result in a Portfolio having a contractual relationship only with the lender, not with the borrower. A Portfolio will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing indebtedness and Loan Participations, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Portfolio will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling indebtedness or a Loan Participation, a Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Portfolio will acquire indebtedness and Loan Participations only if the lender interpositioned between the Portfolio and the borrower is determined by the applicable Specialist Manager to be creditworthy. When a Portfolio purchases Assignments from lenders, the Portfolio will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender. Indebtedness is different from traditional debt securities in that debt securities are part of a large issue of securities to the public and indebtedness may not be a security, but may represent a specific commercial loan to a borrower.

47

A Portfolio may have difficulty disposing of Indebtedness, Assignments and Loan Participations. Since the market for such instruments is not highly liquid, the Portfolio anticipates that such instruments could be sold only to a limited number of institutional investors. Further, restrictions in the underlying credit agreement could limit the number of eligible purchasers. The lack of a highly liquid secondary market and restrictions in the underlying credit agreement may have an adverse impact on the value of such instruments and will have an adverse impact on the Portfolio’s ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. In valuing a Loan Participation or Assignment held by a Portfolio for which a secondary trading market exists, the Portfolio will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, the Portfolio’s Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Trustees, taking into consideration, among other factors: (i) the creditworthiness of the borrower and the lender; (ii) the current interest rate; period until next rate reset and maturity of the loan; (iii) currently available prices in the market for similar loans; and (iv) currently available prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity. The secondary market for loan participations is limited and any such participation purchased by Specialist Manager may be regarded as illiquid.

Loan Collateral. In order to borrow money pursuant to a Senior Loan, a borrower will frequently, for the term of the Senior Loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and/or (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy a borrower’s obligations under a Senior Loan.

Certain Fees Paid to the Portfolios. In the process of buying, selling and holding Senior Loans, the Portfolios may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Portfolios buy a Senior Loan they may receive a facility fee and when it sells a Senior Loan it may pay a facility fee. On an ongoing basis, the Portfolios may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Portfolios may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a borrower. Other fees received by the Portfolios may include amendment fees.

Borrower Covenants. A borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the Senior Loan (the “Loan Agreement”). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios, and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the borrower to prepay the Loan with all or a portion of any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the Loan Investors directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the Loan Investors directly, as the case may be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the borrower may involve a risk of fraud by the borrower. In the case of a Senior Loan in the form of a Participation, the agreement between the buyer and seller may limit the rights of the holder to vote on certain changes which may be made to the Loan Agreement, such as loosening a covenant. However, the holder of the Participation will, in almost all cases, have the right to vote on or direct the seller of the Participation to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

Administration of Loans. In a typical Senior Loan, the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Portfolios will generally rely upon the Agent or an intermediate participant to receive and forward to the Portfolios its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a Participation Agreement the Portfolios have direct recourse against the borrower, the Portfolios will rely on the Agent and the other Loan Investors to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the borrower. The Agent of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the holders of the Senior Loan. The Agent is compensated by the borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, the Portfolios will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of the Portfolios and the other Loan Investors pursuant to the applicable Loan Agreement.

48

A financial institution’s appointment as Agent may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Portfolios were determined to be subject to the claims of the Agent’s general creditors, the Portfolios might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving intermediate participants similar risks may arise.

Prepayments. Senior Loans can require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above. The degree to which borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among Loan Investors, among other factors. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Portfolios derive interest income will be reduced. However, the Portfolios may receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. Prepayments generally will not materially affect the Portfolios’ performance because the Portfolios should be able to reinvest prepayments in other Senior Loans that have similar yields (subject to market conditions) and because receipt of such fees may mitigate any adverse impact on the Portfolios’ yield.

Other Information Regarding Senior Loans. Certain Portfolios may purchase and retain a Senior Loan where the borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Portfolios may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan. As soon as reasonably practical, a Portfolio will divest itself of any equity securities or any junior debt securities received if it is determined that the security is an ineligible holding for the Portfolio.

Certain Portfolios may acquire interests in Senior Loans which are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Bridge loans are often unrated. The Portfolios may also invest in Senior Loans of borrowers that have obtained bridge loans from other parties. A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

Certain Portfolios will be subject to the risk that collateral securing a loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be under-collateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, the Portfolios may invest in Senior Loans guaranteed by, or secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan.

If a borrower becomes involved in bankruptcy proceedings, a court may invalidate the Portfolios’ security interest in the loan collateral or subordinate the Portfolios’ rights under the Senior Loan to the interests of the borrower’s unsecured creditors or cause interest previously paid to be refunded to the borrower. If a court required interest to be refunded, it could negatively affect the Portfolios’ performance. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the borrower did not receive fair consideration for granting the security interest in the loan collateral to the Portfolios or a “preference claim” that a pre-petition creditor received a greater recovery on an existing debt than it would have in a liquidation situation. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the borrower, but were instead paid to other persons (such as shareholders of the borrower) in an amount which left the borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Portfolios’ security interest in loan collateral. If the Portfolios’ security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a borrower in bankruptcy or other proceedings, the Portfolios would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the Loan, or the Portfolios could also have to refund interest (see the prospectus for additional information).

Certain Portfolios may acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Portfolios’ purchase of a Senior Loan. Certain Portfolios may also acquire equity securities or debt securities (including non-dollar denominated debt securities) issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a borrower, or if such acquisition, in the judgment of the Specialist Manager, may enhance the value of a Senior Loan or would otherwise be consistent with the Portfolios investment policies.

49

Regulatory Changes. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of Senior Loans.

TRADE CLAIMS. Certain Portfolios may purchase trade claims and similar obligations or claims against companies in bankruptcy proceedings. Trade claims are non-securitized rights of payment arising from obligations that typically arise when vendors and suppliers extend credit to a company by offering payment terms for products and services. If the company files for bankruptcy, payments on these trade claims stop and the claims are subject to compromise along with the other debts of the company. Trade claims may be purchased directly from the creditor or through brokers. There is no guarantee that a debtor will ever be able to satisfy its trade claim obligations. Trade claims are subject to the risks associated with low-quality obligations.

STRUCTURED PRODUCTS. One common type of security is a “structured” product. Structured products, such as structured notes, generally are individually negotiated agreements and may be traded OTC. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities.

Structured products include instruments such as credit-linked securities, commodity-linked notes and structured notes, which are potentially high-risk derivatives. For example, a structured product may combine a traditional stock, bond, or commodity with an option or forward contract.

Structured Notes. Structured notes are derivative instruments, the interest rate or principal of which is determined by reference to changes in value of a specific security, reference rate, or index. Indexed securities, similar to structured notes, are typically, but not always, debt securities whose value a maturity or coupon rate is determined by reference to other securities. The performance of a structured note or indexed security is based upon the performance of the underlying instrument.

The terms of a structured note may provide that, in certain circumstances, no principal is due on maturity and, therefore, may result in loss of investment. Structured notes may be indexed positively or negatively to the performance of the underlying instrument such that the appreciation or deprecation of the underlying instrument will have a similar effect on the value of the structured note at maturity or of any coupon payment. In addition, changes in the interest rate and value of the principal at maturity may be fixed at a specific multiple of the change in value of the underlying instrument, making the value of the structured note more volatile than the underlying instrument. Further, structured notes may be less liquid and more difficult to price accurately than less complex securities or traditional debt securities

Credit-Linked Securities. Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, a Portfolio may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Portfolio would receive as an investor in the trust. A Portfolio’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

50

Commodity-Linked Notes. The Commodity Returns Strategy Portfolio may invest in commodity linked notes. Certain structured products may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked structured products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Commodity Returns Strategy Portfolio will only invest in commodity-linked structured products that qualify under applicable rules of the U.S. Commodity Futures Trading Commission (“CFTC”) for an exemption from the provisions of the CEA.

Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Portfolio’s investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

EURODOLLAR AND YANKEE DOLLAR OBLIGATIONS. Eurodollar obligations are U.S. dollar denominated obligations issued outside the United States by non-U.S. corporations or other entities. Yankee dollar obligations are U.S. dollar denominated obligations issued in the United States by non-U.S. corporations or other entities. Yankee obligations are subject to the same risks that pertain to the domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Yankee obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization or foreign issuers.

ZERO COUPON SECURITIES. Zero coupon securities are debt securities that make no coupon payment but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will generally not be considered illiquid for the purposes of a Portfolio’s limitation on investments in illiquid securities.

INFLATION-INDEXED SECURITIES. Inflation-indexed securities are debt securities, the principal value of which is periodically adjusted to reflect the rate of inflation as indicated by the Consumer Price Index (CPI). Inflation indexed securities may be issued by the U.S. government, by agencies and instrumentalities of the U.S. government, and by corporations. There are two common ways that these securities are structured. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

The periodic adjustment of U.S. inflation-indexed securities is tied to the CPI, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Inflation generally erodes the purchasing power of an investor’s portfolio. For example, if an investment provides a “nominal” total return of 5% in a given year and inflation is 2% during that period, the inflation-adjusted, or real, return is 3%. Inflation, as measured by the CPI, has occurred in each of the past 50 years, so investors should be conscious of both the nominal and real returns of their investments. Investors in inflation-indexed securities funds who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a fund’s income distributions. Although inflation-indexed securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (for example, because of changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

If the periodic adjustment rate measuring inflation (i.e., the CPI) falls, the principal value of inflation-indexed securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S.

51

Treasury inflation-indexed securities, even during a period of deflation. However, the current market value of the inflation-indexed securities is not guaranteed, and will fluctuate. Other inflation indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed securities should change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.

Coupon payments that a fund receives from inflation-indexed securities are included in the fund’s gross income for the period during which they accrue. Any increase in principal for an inflation-indexed security resulting from inflation adjustments is considered by Internal Revenue Service (IRS) regulations to be taxable income in the year it occurs. For direct holders of an inflation-indexed security, this means that taxes must be paid on principal adjustments, even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares (which, like principal adjustments, are taxable to shareholders). It may be necessary for the fund to liquidate portfolio positions, including when it is not advantageous to do so, in order to make required distributions.

TREASURY INFLATION PROTECTED SECURITIES (“TIPS”). TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments that provide a ‘real rate of return’ by adjusting interest and principal payments for the impact of inflation. This periodic inflation adjustment of U.S. inflation-indexed securities is tied to the Consumer Price Index (CPI), which is calculated monthly by the U.S. Bureau of Labor Statistics. CPI measures the change in the cost of a fixed basket of consumer goods and services, such as transportation, food, and housing. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

NON-PUBLICLY TRADED SECURITIES; RULE 144A SECURITIES AND PRIVATE PLACEMENTS. The Portfolios may purchase securities that are not registered under the Securities Act of 1933, as amended (the “1933 Act”), but that can be sold to “accredited investors” under Regulation D under the 1933 Act (“Reg. D Securities” or “Private Placements”)) or “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). An investment in Rule 144A Securities will be considered illiquid and therefore subject to a Portfolio’s limitation on the purchase of illiquid securities, unless a Portfolio’s governing Board of Trustees determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Board of Trustees will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board of Trustees will carefully monitor any investments by a Portfolio in Rule 144A Securities. The Trust’s Board of Trustees may adopt guidelines and delegate to the Specialist Managers the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board of Trustees will retain ultimate responsibility for any determination regarding liquidity.

Non-publicly traded securities (including Reg. D and Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Portfolio may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by a Portfolio. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. A Portfolio’s investments in illiquid securities are subject to the risk that should a Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio’s net assets could be adversely affected.

ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust’s Board of Trustees. Despite such good faith efforts to determine fair value prices, a Portfolio’s illiquid securities are subject to the risk that the security’s fair value price may differ from the actual price, which the Portfolio may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Portfolio. Under the supervision of the Trust’s Board of Trustees, the Specialist Manager determines the liquidity of a Portfolio’s investments. In determining the liquidity of a Portfolio’s investments, the Specialist Manager may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and

52

prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

PAY-IN-KIND SECURITIES. Pay-In-Kind securities are debt obligations or preferred stock that pay interest or dividends in the form of additional debt obligations or preferred stock.

PREFERRED STOCK. Preferred stock is a corporate equity security that pays a fixed or variable stream of dividends. Preferred stock is generally a non-voting security. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.

Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

CONVERTIBLE SECURITIES. Each Portfolio may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible.

A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.

If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e. strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to the point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Portfolio is called for redemption, the Portfolio would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Portfolio’s ability to achieve its investment objective,

A “synthetic” convertible security may be created by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

53

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when the Specialist Manager believes that such a combination may better achieve a Portfolio’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a Portfolio may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.

A Portfolio also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment, and the Portfolio in turn assumes credit risk associated with the convertible note.

BANK CAPITAL SECURITIES. The Portfolios may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities, commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.

TRUST PREFERRED SECURITIES. The Portfolios may invest in trust preferred securities. Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.

Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Portfolio to sell their holdings. In identifying the risks of the trust preferred securities, the Specialist Manager will look to the condition of the financial institution as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a Portfolio.

CYBERSECURITY RISKS. The Portfolios, like all companies, may be susceptible to operational and information security risks. Cybersecurity failures or breaches of the Portfolios or their service providers, including Specialist Managers, or the issuers of securities in which the Portfolios invest, have the ability to cause disruptions and impact business operations. The potential consequences of such events include potential financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Portfolios and their shareholders could be negatively impacted as a result.

54

INVESTMENT RESTRICTIONS

In addition to the investment objectives and policies of the Portfolios, each Portfolio is subject to certain investment restrictions both in accordance with various provisions of the Investment Company Act and guidelines adopted by the Board. These investment restrictions are summarized below. The following investment restrictions (1 through 11) are fundamental and cannot be changed with respect to any Portfolio without the affirmative vote of a majority of the Portfolio’s outstanding voting securities as defined in the Investment Company Act.

A PORTFOLIO MAY NOT:

1.	With the exception of The Real Estate Securities Portfolio and the ESG Growth Portfolio, no Portfolio may purchase the securities of any issuer, if as a result of such purchase, more than 5% of the total assets of the Portfolio would be invested in the securities of that issuer, or purchase any security if, as a result of such purchase, a Portfolio would hold more than 10% of the outstanding voting securities of an issuer, provided that up to 25% of the value of the Portfolio’s assets may be invested without regard to this limitation, and provided further that this restriction shall not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements secured by such obligations, or securities issued by other investment companies.

2.	Borrow money, except that a Portfolio (i) may borrow amounts, taken in the aggregate, equal to up to 5% of its total assets, from banks for temporary purposes (but not for leveraging or investment) and (ii) may engage in reverse repurchase agreements for any purpose, provided that (i) and (ii) in combination do not exceed 33 1/3% of the value of the Portfolio’s total assets (including the amount borrowed) less liabilities (other than borrowings).

3.	Mortgage, pledge or hypothecate any of its assets except in connection with any permitted borrowing, provided that this restriction does not prohibit escrow, collateral or margin arrangements in connection with a Portfolio’s permitted use of options, futures contracts and similar derivative financial instruments described in the Trust’s Prospectuses.

4.	Issue senior securities, as defined in the Investment Company Act, provided that this restriction shall not be deemed to prohibit a Portfolio from making any permitted borrowing, mortgage or pledge, and provided further that the permitted use of options, futures contracts, forward contracts and similar derivative financial instruments described in the Trust’s Prospectuses shall not constitute issuance of a senior security.

5.	Underwrite securities issued by others, provided that this restriction shall not be violated in the event that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of portfolio securities.

6.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, provided that this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

7.	With the exception of the Commodity Returns Strategy Portfolio, purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments, provided that a Portfolio may purchase and sell futures contracts relating to financial instruments and currencies and related options in the manner described in the Trust’s Prospectuses.

8.	With respect to The Commodity Returns Strategy Portfolio, purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments, except to the extent the Portfolio may do so as described in the Portfolio’s Prospectus and Statement of Additional Information and provided that a Portfolio may purchase and sell futures contracts relating to financial instruments and currencies and related options in the manner described in the Trust’s Prospectuses.

9.	Make loans to others, provided that this restriction shall not be construed to limit (a) purchases of debt securities or repurchase agreements in accordance with a Portfolio’s investment objectives and policies; and (b) loans of portfolio securities in the manner described in the Trust’s Prospectuses.

10.	With the exception of The Real Estate Securities Portfolio and The Commodity Returns Strategy Portfolio, no Portfolio may invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry provided that this restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements secured by such obligations or securities issued by other investment companies.

11.	With respect to The Intermediate Term Municipal Bond Portfolio, invest, under normal circumstances, less than 80% of its net assets in Municipal Securities.

55

The following investment restrictions (12 through 15) reflect policies that have been adopted by the Trust, but which are not fundamental and may be changed by the Board, without shareholder vote.

12.	With exception of The Emerging Market Portfolio, a Portfolio may not invest in securities of other investment companies except as permitted under the Investment Company Act. With respect to the Emerging Market Portfolio, the Portfolio’s investment in investment companies is limited to: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Portfolio’s total assets with respect to any one investment company; and (iii) 10% of the Portfolio’s total assets with respect to investment companies in the aggregate.

13.	Assets of any Portfolio that are allocated to a passive index strategy shall be invested in a manner that replicates the performance of the benchmark index assigned to that Portfolio, provided that derivative instruments may be used in order to gain market exposure pending investment in accordance with such strategy, and provided further that adherence to such passive index strategy shall not require the acquisition of any security if such acquisition would result in a violation of any investment restriction to which the Portfolio is otherwise subject or any provision of the Investment Company Act or rule promulgated thereunder.

14.	A Portfolio may not invest more than 15% of the value of its net assets in illiquid securities (including repurchase agreements, as described under “Repurchase Agreements,” above).

15.	The Portfolios listed below have non-fundamental investment policies obligating such a Portfolio to commit, under normal market conditions, at least 80% of its assets in the type of investment suggested by the Portfolio’s name. For purposes of such an investment policy, “assets” includes the Portfolio’s net assets, as well as any amounts borrowed for investment purposes. The Board has adopted a policy to provide investors with at least 60 days’ notice of any intended change. Each such notice will contain, in bold-face type and placed prominently in the document, the following statement: “Important Notice Regarding Change in Investment Policy.” This statement will also appear on the envelope in which such notice is delivered.

a.	The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional Value Equity Portfolio and The Institutional Growth Equity Portfolio will each invest at least 80% of its assets in equity securities.

b.	The Small Capitalization—Mid Capitalization Equity Portfolio will invest at least 80% of its assets in equity securities of small capitalization and mid-capitalization issuers, as defined in the Trust’s Prospectuses.

c.	The Real Estate Securities Portfolio will invest at least 80% of its assets in equity and debt securities issued by U.S. and non-U.S. real estate-related companies, as defined in the Trust’s Prospectus.

d.	The International Equity Portfolio will invest at least 80% of its assets in equity securities of issuers located in at least three countries other than the United States.

e.	The Emerging Markets Portfolio will, under normal market conditions, invest at least 80% of its assets in securities of issuers domiciled or, in the view of the Specialist Manager, deemed to be doing material amounts of business in countries determined by the Specialist Manager to have a developing or emerging economy or securities market.

f.	The Institutional Small Capitalization—Mid Capitalization Equity Portfolio will invest at least 80% of its assets in equity securities of small capitalization and mid-capitalization issuers, as defined in the Trust’s Prospectuses.

g.	The Institutional International Equity Portfolio will invest at least 80% of its assets in equity securities of issuers located in at least three countries other than the United States.

h.	The Core Fixed Income Portfolio will invest at least 80% of its assets in fixed income securities that, at the time of purchase, are rated in one of four highest rating categories assigned by one of the major independent rating agencies, or deemed of comparable quality.

i.	The Fixed Income Opportunity Portfolio will invest at least 80% of its assets in fixed income securities and at least 50% of its assets in those fixed income securities (sometimes referred to as “junk bonds”) that, at the time of purchase, are rated below the fourth highest category assigned by one of the major independent rating agencies, or of comparable quality.

j.	The Short-Term Municipal Bond Portfolio will invest at least 80% of its assets in municipal bonds.

k.	The Intermediate Term Municipal Bond Portfolio and The Intermediate Term Municipal Bond II Portfolio will each invest at least 80% of their respective assets in intermediate-term fixed income securities the interest on which is exempt from regular Federal income tax.

l.	The U.S. Government Fixed Income Securities Portfolio will each invest at least 80% of its assets in fixed income securities issued or fully guaranteed by the U.S. Government, Federal Agencies, or sponsored agencies.

m.	The Inflation Protected Securities Portfolio will invest at least 80% of its assets in inflation-indexed bonds issued by the U.S. government and non-U.S. governments, their agencies and instrumentalities and corporations.

56

n.	The U.S. Corporate Fixed Income Securities Portfolio will invest at least 80% of its assets in fixed income securities issued by U.S. corporations.

o.	The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio will invest at least 80% of its assets in a portfolio of publicly issued, U.S. mortgage and asset backed securities.

An investment restriction applicable to a particular Portfolio shall not be deemed violated as a result of a change in the market value of an investment, the net or total assets of that Portfolio, or any other later change provided that the restriction was satisfied at the time the relevant action was taken.

The Investment Company Act generally defines “senior security” to mean any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends.

The Real Estate Securities Portfolio and The ESG Growth Portfolio. The Portfolio’s classification as a “non-diversified” investment company means that the proportion of the Portfolio’s assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act. To be diversified, at least 75% of the value of an investment company’s total assets must be comprised of (i) cash and cash items, (ii) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (iii) securities of other investment companies, or (iv) other securities, provided that no more than 5% of the value of the investment company’s total assets are invested in the securities of a single issuer and the investment company’s does not own more than 10% of the outstanding voting securities of a single issuer. The remaining 25% of the value of a diversified fund’s total assets may be invested in a single issuer, or in multiple issuers not subject to the above limitations. The Portfolio, however, intends to seek to qualify as a “regulated investment company” (“RIC”) for purposes of the Code, which imposes diversification requirements on these investment companies that are less restrictive than the requirements applicable to the “diversified” investment companies under the Investment Company Act. Under current law, an investment company that is “non-diversified” but operates continuously as a “diversified” investment company for three years shall become “diversified,” and thereafter may not operate as a “non-diversified” investment company absent a shareholder vote.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The Trust reserves the right in its sole discretion to suspend the continued offering of the Trust’s shares and to reject purchase orders in whole or in part when in the judgment of the Board such action is in the best interest of the Trust. Payments to shareholders for shares of the Trust redeemed directly from the Trust will be made as promptly as possible but no later than seven days after receipt by the Trust’s transfer agent of the written request in proper form, with the appropriate documentation as stated in the Prospectuses, except that the Trust may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Trust not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Trust’s shareholders. Each of the Portfolios reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Trust’s shares by making payment in whole or in part in readily marketable securities chosen by the Trust and valued in the same way as they would be valued for purposes of computing each Portfolio’s net asset value. If such payment were made, an investor may incur brokerage costs in converting such securities to cash. The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Trust’s portfolio securities at the time of redemption or repurchase.

57

PORTFOLIO TRANSACTIONS AND VALUATION

PORTFOLIO TRANSACTIONS. Subject to the general supervision of the Board, the Specialist Managers of the respective Portfolios are responsible for placing orders for securities transactions for each of the Portfolios. Securities transactions involving stocks will normally be conducted through brokerage firms entitled to receive commissions for effecting such transactions. In placing portfolio transactions, a Specialist Manager will use its best efforts to choose a broker or dealer capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other factors. In placing brokerage transactions, the respective Specialist Managers may, however, consistent with the interests of the Portfolios they serve, select brokerage firms on the basis of the investment research, statistical and pricing services they provide to the Specialist Manager, which services may be used by the Specialist Manager in serving any of its investment advisory clients. In such cases, a Portfolio may pay a commission that is higher than the commission that another qualified broker might have charged for the same transaction, providing the Specialist Manager involved determines in good faith that such commission is reasonable in terms either of that transaction or the overall responsibility of the Specialist Manager to the Portfolio and such manager’s other investment advisory clients. Transactions involving debt securities and similar instruments are expected to occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally effected on a net basis and do not involve payment of brokerage commissions. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid. The table below reflects the aggregate dollar amount of brokerage commissions paid by each of the Portfolios of the Trust during the fiscal years indicated (amounts in thousands).

	YEAR ENDED	YEAR ENDED		YEAR ENDED
PORTFOLIO	June 30, 2015	June 30, 2014		June 30, 2013
The Value Equity Portfolio	$625	$422		$334
The Institutional Value Equity Portfolio	$1,013	$671		$509
The Growth Equity Portfolio	$245	$141		$130
The Institutional Growth Equity Portfolio	$413	$197		$154
The Small Capitalization—Mid Capitalization Equity Portfolio	$113	$104		$67
The Institutional Small Capitalization—Mid Capitalization Equity Portfolio	$204	$208		$251
The Real Estate Securities Portfolio	$132	$141	(a)	$61
The Commodity Returns Strategy Portfolio	$722	$498		$390
The ESG Growth Portfolio	N/A
The International Equity Portfolio	$1,002	$1,108		$978
The Institutional International Equity Portfolio	$1,969	$2,084		$1,621
The Emerging Markets Portfolio	$3,936	$3,289		$1,760
The Core Fixed Income Portfolio	$0	$0		$0
The Fixed Income Opportunity Portfolio	$81	$4		$0
The U.S. Government Fixed Income Securities Portfolio	$0	$0		$0
The Inflation Protected Securities Portfolio	$0	$0	(b)	$0
The U.S. Corporate Fixed Income Securities Portfolio	$0	$0		$0
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	$0	$0		$0
The Short-Term Municipal Bond Portfolio	$0	$0		$0
The Intermediate Term Municipal Bond Portfolio	$0	$0		$0
The Intermediate Term Municipal Bond II Portfolio	$0	$0		$0

(a)	For the period September 12, 2013 through June 30, 2014.
(b)	For the period April 3, 2014 (commencement of operations) through June 30, 2014.

The Trust has adopted procedures pursuant to which each Portfolio is permitted to allocate brokerage transactions to affiliates of the various Specialist Managers. Under such procedures, commissions paid to any such affiliate must be fair and reasonable compared to the commission, fees or other remuneration paid to other brokers in connection with comparable transactions. Several of the Trust’s Specialist Managers are affiliated with brokerage firms to which brokerage transactions may, from time to time, be allocated.

58

The following table reflects the aggregate dollar amount of brokerage commissions paid by each Portfolio to any broker/dealer with which such Portfolio may be deemed to be an affiliate during the Trust’s last three fiscal years. Information shown is expressed both as a percentage of the total amount of commission dollars paid by each Portfolio and as a percentage of the total value of all brokerage transactions effected on behalf of each Portfolio. “NA” indicates that during the relevant period, the indicated broker was not considered an affiliate of the specified Portfolio. None of the Income Portfolios paid any brokerage commissions during the relevant periods.

	Commissions paid ($)			% of Commissions Paid			% of Transactions Effected
	2015	2014	2013	2015	2014	2013	2015	2014	2013
The Value Equity Portfolio
Sanford Bernstein	$4,958	$2,654	$4,111	0.79%	0.63%	1.23%	0.62%	0.90%	1.31%
State Street	$—	$—	$—	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
The Institutional Value Equity Portfolio
Sanford Bernstein	$6,963	$3,704	$5,832	0.69%	0.55%	1.15%	0.52%	0.83%	1.26%
State Street	$—	$190	$—	0.00%	0.03%	0.00%	0.00%	0.02%	0.00%
The Growth Equity Portfolio
State Street	$88	$89	$140	0.04%	0.06%	0.11%	0.04%	0.04%	0.08%
The Commodity Returns Strategy Portfolio
Wellington Management Advisers, Inc.	$—	$—	$—	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Wellington Partners LP	$—	$—	$—	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
The ESG Growth Portfolio
Agincourt	$—			N/A			N/A
Cadence	$—			N/A			N/A
Mellon Capital	$—			N/A			N/A
Parametric	$—			N/A			N/A
The Institutional Growth Equity Portfolio
State Street	$193	$115	$128	0.05%	0.06%	0.08%	0.03%	0.01%	0.01%
The Small Capitalization—Mid Capitalization Equity Portfolio
BNY (including Mellon Securities)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
State Street	$348	$34	$55	0.31%	0.03%	0.08%	0. 26%	0.04%	0.08%
The Institutional Small Capitalization—Mid Capitalization Equity Portfolio
BNY (including Mellon Securities)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
State Street	$463	$43	$85	0.23%	0.02%	0.03%	0.18%	0.02%	0.03%
The International Equity Portfolio
State Street	$59	$98	$1,637	0.01%	0.01%	0.17%	0.00%	0.01%	0.05%
The Institutional International Equity Portfolio
State Street	$62	$146	$2,175	0.00%	0.01%	0.13%	0.00%	0.00%	0.04%
Lazard Capital Markets LLC	$—	$—	$—	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
The Emerging Markets Portfolio
Itau BBA USA Securities	$9	$7,325	$8,683	0.00%	0.22%	0.49%	0.00%	0.12%	0.40%
State Street	$503	$222	$664	0.01%	0.01%	0.04%	0.02%	0.01%	0.03%

59

In no instance will portfolio securities be purchased from or sold to Specialist Managers, the Adviser or any affiliated person of the foregoing entities except to the extent permitted by applicable law or an order of the SEC. It is possible that at times identical securities will be acceptable for both a Portfolio of the Trust and one or more of such client accounts. In such cases, simultaneous transactions are inevitable. Purchases and sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases it is believed that the ability of a Portfolio to participate in volume transactions may produce better executions for such Portfolio.

PORTFOLIO TURNOVER. Changes may be made in the holdings of any of the Portfolios consistent with their respective investment objectives and policies whenever, in the judgment of the relevant Specialist Manager, such changes are believed to be in the best interests of the Portfolio involved. With the exception of The Small Capitalization—Mid Capitalization Equity Portfolio, The Institutional Small Capitalization—Mid Capitalization Equity Portfolio, The Core Fixed Income Portfolio, The Fixed Income Opportunity Portfolio and The Commodity Returns Strategy Portfolio, it is not anticipated that the annual portfolio turnover rate for a Portfolio will exceed 100% under normal circumstances. The Core Fixed Income Portfolio has historically had significant portfolio turnover (e.g., over 150%/year), and it is anticipated that such portfolio turnover will continue in the future. A high rate of Portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.

Portfolios may experience higher turnover due to the addition of a Specialist Manager to the Portfolio, a reallocation of Portfolio assets among Specialist Managers, or a replacement of one or more Specialist Managers. Additionally, the following investments may increase a Portfolio’s turnover: (a) investing in certain types of derivative instruments; or (b) investing in U.S. government securities for short periods of time while determining appropriate longer term investments for a Portfolio. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Portfolio’s securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. The portfolio turnover rate for each of the Portfolios that has more than one Specialist Manager will be an aggregate of the rates for each individually managed portion of that Portfolio. Rates for each portion, however, may vary significantly. The portfolio turnover rates for each of the Trust’s Portfolios during the last three fiscal years are set forth in the following table.

	FISCAL YEAR ENDED	FISCAL YEAR ENDED	FISCAL YEAR ENDED
PORTFOLIO	June 30, 2015	June 30, 2014	June 30, 2013
The Value Equity Portfolio	123.19%	53.96%	54.28%
The Institutional Value Equity Portfolio	119.98%	63.68%	51.12%
The Growth Equity Portfolio	57.33%	30.28%	23.77%
The Institutional Growth Equity Portfolio	96.81%	48.43%	39.54%
The Small Capitalization—Mid Capitalization Equity Portfolio	67.34%	41.18%	34.45%
The Institutional Small Capitalization—Mid Capitalization Equity Portfolio	83.94%	67.75%	58.43%
The Real Estate Securities Portfolio	60.49%	52.49%	53.50%
The Commodity Returns Strategy Portfolio	63.29%	61.70%	34.75%
The ESG Growth Portfolio
The International Equity Portfolio	48.85%	55.23%	46.29%
The Institutional International Equity Portfolio	52.55%	64.38%	47.98%
The Emerging Markets Portfolio	85.72%	75.84%	63.21%
The Core Fixed Income Portfolio	89.60%	75.17%	53.26%
The Fixed Income Opportunity Portfolio	55.80%	82.94%	74.84%
The U.S. Government Fixed Income Securities Portfolio	99.54%	62.52%	41.62%
The Inflation Protected Securities Portfolio	27.12%	18.56%	N/A
The U.S. Corporate Fixed Income Securities Portfolio	158.19%	130.81%*	52.16%
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	29.92%	26.46%	34.20%
The Short-Term Municipal Bond Portfolio	26.24%	25.15%	5.92%
The Intermediate Term Municipal Bond Portfolio	25.67%	34.05%	59.43%
The Intermediate Term Municipal Bond II Portfolio	21.51%	17.84%	3.76%

*	The turnover rate in 2014 increased as a result of an increase in absolute flows (volume of securities purchases and sales) during a strong market period.
(a)	For the period April 3, 2014 (commencement of operations) through June 30, 2014.

60

VALUATION. The net asset value per share of the Portfolios is determined once on each Business Day as of the close of the NYSE, which is normally 4 p.m. Eastern Time, on each day the NYSE is open for trading. The Commodity Return Strategy Portfolio’s current net asset value per share is readily available online at http://www.hccapitalsolutions.com/. The Trust does not expect to determine the net asset value of its shares on any day when the NYSE is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the net asset value per share.

In valuing the Trust’s assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange or on NASDAQ are valued at the closing price on the business day as of which such value is being determined. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the closing price or if no sale occurs at the mean between the last reported bid and asked prices. Equity securities listed on a foreign exchange are valued at the last quoted sales price available before the time when such securities are to be valued, provided that where such securities are denominated in foreign currencies, such prices will be converted into U.S dollars at the bid price of such currencies against U.S. dollars. Exchange rates are received daily from an independent pricing service approved by the Board. If there have been no sales on such exchange, the security is valued at the closing bid. All other assets of each Portfolio are valued in such manner as the Board in good faith deems appropriate to reflect their fair value. The net asset value per share of each of the Trust’s Portfolios is calculated as follows: All liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net asset value is divided by the number of shares outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

When the closing price of a foreign security is not an accurate representation of value as a result of events that have occurred after the closing of the primary foreign exchange and prior to the time certain of the Portfolios’ net asset value per share is calculated (a “Significant Event”), then a market quotation is deemed to not be readily available and the fair value of affected securities will be determined by consideration of other factors by the Pricing Committee. An example of a frequently occurring Significant Event is a significant movement in the U.S. equity markets. The Board may predetermine the level of such a movement that will constitute a Significant Event (a “Trigger”) and preauthorize the Trust’s Accounting Agent to utilize a pricing service authorized by the Board (a “Fair Value Pricing Service”) that has been designated to determine a fair value for the affected securities. On a day when a Fair Value Pricing Service is so utilized, the Trust’s Pricing Committee need not meet. The Pricing Committee, however, will determine the fair value of securities affected by a Significant Event where either (i) the Pricing Committee has not authorized the use of a Fair Value Pricing Service, or (ii) the Significant Event is other than a movement in the U.S. equity markets that qualifies as a Trigger.

PORTFOLIO HOLDINGS. The Trust may provide information regarding the portfolio holdings of the various Portfolios to its service providers where relevant to duties to be performed for the Portfolios. Such service providers include fund accountants, administrators, investment advisers, custodians, independent public accountants, and attorneys. All such service providers are required to maintain the confidentiality of such information by virtue of their respective duties to the Trust. Disclosures to service providers are made in the ordinary course of business as needed in order for a service provider to meet its obligations to the Trust and are generally provided without any lag time. Non-standard disclosure of portfolio holdings information may also be provided to entities that provide a service to a Specialist Manager, provided that the service is related to the investment advisory services that the Specialist Manager provides to the Portfolios.

The Trust does not disclose any portfolio holdings information to any rating or ranking organizations, but does disclose such information to two third party organizations, FactSet Research Systems, Inc. and Bloomberg, L.P., for the sole purpose of providing statistical services to the Adviser. These organizations receive portfolio holdings information daily with no lag time. These organizations have signed confidentiality agreements under which they are required to keep all portfolio holdings information confidential and are prohibited from improperly using such information.

Neither the Trust nor any service provider to the Trust may disclose material information about the Portfolios’ holdings to other third parties except that information about portfolio holdings may be made available to such third parties provided that the information has become public information by the filing of an annual or semi-annual report or Form N-Q by the Portfolios. In no event shall such information be disclosed for compensation.

The Trust’s Chief Compliance Officer is responsible for reviewing such disclosures to ensure that no improper disclosures have occurred. The Board relies on the Trust’s Chief Compliance Officer to exercise day-to-day oversight with respect to portfolio holdings disclosures. The Board receives periodic reports from the Chief Compliance Officer and meets with him on a regular basis.

61

ADDITIONAL INFORMATION ABOUT PORTFOLIO MANAGERS

Set forth below is information about those individuals (each of whom is referred to as a “portfolio manager”) who are primarily responsible for day-to-day investment decisions relating to the various Portfolios. All of the portfolio managers are employees of the indicated Specialist Manager and not of the Adviser.

As noted in the Prospectuses, investment in the HC Advisors Shares of the Trust is currently limited to financial intermediaries that have entered into, and maintain, a client agreement with such company; and (ii) are acting in accordance with discretionary authority on behalf of such intermediary’s fiduciary clients, seeks to invest in one or more of the Trust’s Portfolios. Unless otherwise noted, none of the portfolio managers owns any shares of the Portfolio of the Trust for which they are responsible.

The tables and text below disclose information about other accounts managed, compensation, and potential conflicts of interest. All information is as of June 30, 2015, unless otherwise noted.

It should be noted that there are certain potential conflicts of interest which are generally applicable to all of the Specialist Managers. The conflicts arise from managing multiple accounts and include conflicts among investment strategies, conflicts in the allocation of investment opportunities and conflicts due to the differing assets levels or fee schedules of various accounts.

AllianceBernstein L.P. (“AllianceBernstein”) AllianceBernstein serves as a Specialist Manager for The Value Equity and Institutional Value Equity Portfolios. AllianceBernstein L.P. is 63% owned by AXA Financial, Inc., a wholly-owned subsidiary of AXA, a global financial services organization, and 32.7% owned by the public (including former employees), with the remainder held by the Firm’s directors, officers and employees. The address of AllianceBernstein L.P. is 1345 Avenue of the Americas, New York, NY, 10105, and the address of its parent company, AXA Financial, Inc., is 25 Avenue Matignon, 75008 Paris, France. Listed below are the portfolio managers responsible for making day-to-day investment decisions for that portion of these Portfolios allocated to AllianceBernstein. Messrs. Paul and Powell provide portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts.

OTHER ACCOUNTS MANAGED — VALUE EQUITY PORTFOLIO

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Gerry Paul	83	$14.9 billion	105	$23.4 billion	28,470	$26.5 billion
Greg Powell	46	$3.8 billion	13	$282 million	28,449	$8.0 billion

OTHER ACCOUNTS MANAGED — INSTITUTIONAL VALUE EQUITY PORTFOLIO

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Gerry Paul	83	$14.9 billion	105	$23.4 billion	28,470	$26.5 billion
Greg Powell	46	$3.8 billion	13	$282 million	28,449	$8.0 billion

OTHER ACCOUNTS MANAGED — OF TOTALS LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Gerry Paul	—	—	1	$192 million	—	$—
Greg Powell	—	—	—	—	—	$—

62

CONFLICTS OF INTEREST. As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. AllianceBernstein recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. AllianceBernstein places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading

AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds. AllianceBernstein’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients

AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities

AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to address potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

63

COMPENSATION. AllianceBernstein’s compensation program for portfolio managers and analysts is designed to be competitive and effective in order to attract and retain the highest caliber employees. Portfolio managers receive base compensation, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is normally paid in the form of a cash bonus and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are in the form of the firm’s publicly traded equity units, although award recipients have the ability to receive a portion of their awards in deferred cash.

Total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance to align compensation with client investment returns. Qualitative factors are driven by portfolio managers’ contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the fund’s prospectus and versus peers over one-, three- and five-year calendar periods— with more weight given to longer time periods. Peer groups are chosen by investment CIOs, who consult with the Product Management team to identify products most similar to our investment style and most relevant within the asset class.

The qualitative component incorporates the manager’s contribution to the overall investment process and our clients’ success. Among the important aspects are: thought leadership, collaboration with other investment professionals at the firm, contributions to risk-adjusted returns in other portfolios, building a strong talent pool, mentoring newer investment professionals, and being a good corporate citizen.

Other factors can play a part in determining portfolio managers’ total compensation (including base compensation). This may include complexity of investment strategies managed, volume of assets managed, level of experience and level of officership within the firm. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and firm.

Agincourt Capital Management, LLC (“Agincourt”) serves as a Specialist Manager for The ESG Growth Portfolio, The Core Fixed Income Portfolio and The U.S. Corporate Fixed Income Securities Portfolio. Listed below are the portfolio managers responsible for making day-to-day investment decisions for that portion of these Portfolios allocated to Agincourt. Day-to-day investment decisions for The ESG Growth Portfolio, The Core Fixed Income Portfolio and The U.S. Corporate Fixed Income Securities Portfolio are the responsibility of L. Duncan Buoyer, Managing Director and Portfolio Manager of Agincourt and B. Scott Marshall, Director and Portfolio Manager. Both Mr. Buoyer and Mr. Marshall provide portfolio management for certain other registered investment companies and separately managed accounts within this strategy. Certain information about these responsibilities is set forth below.

OTHER ACCOUNTS MANAGED — TOTAL

THE ESG GROWTH PORTFOLIO

THE CORE FIXED INCOME PORTFOLIO

THE U.S. CORPORATE FIXED INCOME SECURITIES PORTFOLIO

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
L. Duncan Buoyer	0	$0	0	$0	147	$5.2 billion
B. Scott Marshall	0	$0	0	$0	147	$5.2 billion

64

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
L. Duncan Buoyer	0	$0	0	$0	2	$281.2 million
B. Scott Marshall	0	$0	0	$0	2	$281.2 million

CONFLICTS OF INTEREST.

Agincourt Capital Management is focused on managing fixed income portfolios. All portfolios are managed on a team basis and accounts with similar mandates are managed as closely as possible, taking into account client specific cash flow requirements and any investment guideline constraints.

Agincourt maintains policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and broker selection.

While there is no guarantee that such policies and procedures will be effective in all cases, Agincourt believes that all issues relating to potential material conflicts of interest have been addressed.

COMPENSATION.

Compensation is not tied to the performance of the Fund or specific accounts. The majority of Agincourt’s investment professionals have an ownership interest in the firm, sharing in profits in addition to a base salary. For those employees that do not have an ownership interest there is a bonus plan that is based on the firm’s profitability combined with the individual’s contribution to the firm’s success.

Ariel Investments, LLC (“Ariel”) serves as a Specialist Manager for The Small Capitalization—Mid Capitalization Equity Portfolio and The Institutional Small Capitalization—Mid Capitalization Equity Portfolio. Listed below are the portfolio managers responsible for making day-to-day investment decisions for that portion of these Portfolios allocated to Ariel. David M. Maley is the Lead Portfolio Manager for our deep value strategy and, as such, makes the final decisions. He works closely with Kenneth E. Kuhrt, Portfolio Manager. Messrs. Maley and Kuhrt provide portfolio management for certain other registered investment companies and separately managed accounts within this strategy.

OTHER ACCOUNTS MANAGED — TOTAL*

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
David M. Maley	2	$40.6 million	0	$0.0 million	71	$651.8 million
Kenneth E. Kuhrt	2	$40.6 million	0	$0.0 million	71	$651.8 million

*	None of these accounts has an advisory fee based on performance.

CONFLICTS OF INTEREST. Accounts managed within the same strategy are managed using similar investment weightings. This does not mean, however, that all accounts in a given strategy will hold the same stocks. Ariel allocates investment decisions across all accounts in a strategy in order to limit the conflicts involved in managing multiple accounts. Differences in investments are a result of individual client account investment restrictions or the timing of additions and withdrawals of amounts subject to account management.

COMPENSATION. Ariel Investments’ compensation methodology for these portfolio managers consists of:

Base Salary. Base salary is a fixed amount determined at the beginning of each compensation year. Base salaries vary within Ariel Investments, LLC based on position responsibilities, years of service and contribution to long-term performance of the funds advised by Ariel Investments.

65

Discretionary Bonus Pool. Bonuses are determined through an annual performance evaluation process based on qualitative factors. The discretionary bonuses will consist of cash. All members of Ariel Investments’ research department who serve as industry analysts are evaluated on five qualitative factors: technical skills, productivity, communication skills, industry knowledge and consistent exhibition of Ariel Investments’ firm values.

Annual Stock Grants. Portfolio managers may be awarded discretionary grants of stock in Ariel Investments, based on position responsibilities, years of service and contribution to long-term performance of the funds.

Artisan Partners Limited Partnership (“Artisan Partners”) serves as a Specialist Manager for The International Equity Portfolio and The Institutional International Equity Portfolio. Mr. Mark L. Yockey, a managing director of Artisan Partners, manages those portions of these Portfolios allocated to Artisan Partners. Mr. Andrew J. Euretig and Mr. Charles-Henri Hamker serve as Associate Portfolio Managers. As portfolio managers, Messrs. Yockey, Euretig and Hamker are jointly responsible for making day-to-day investment decisions. Mr. Yockey, Mr. Euretig and Mr. Hamker also provide portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

OTHER ACCOUNTS MANAGED — TOTAL

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Mark L. Yockey	8	$23.2 billion	5	$1.1 billion	39	$10 billion
Andrew J. Euretig	6	$22.0 billion	4	$1.0 billion	36	$9.8 billion
Charles-Henri Hamker	8	$23.2 billion	5	$1.1 billion	39	$10 billion

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Mark L. Yockey	—	—	—	—	2	$502 million
Andrew J. Euretig	—	—	—	—	2	$502 million
Charles-Henri Hamker	—	—	—	—	2	$502 million

CONFLICTS OF INTEREST. Artisan Partners’ Non-U.S. Growth investment team, led by Mark Yockey as manager, manages portfolios for multiple clients within four investment strategies (Non-U.S. Growth, Non-U.S. Small-Cap Growth, Global Equity and Global Small-Cap Growth). Andrew Euretig and Charles Hamker serve as Associate Portfolio Managers of the Non-U.S. Growth strategy. Mr. Hamker also co-manages the Non-U.S. Small-Cap Growth, Global Equity and Global Small-Cap Growth strategies. Mr. Euretig also co-manages the Global Equity strategy. These accounts may include accounts for registered investment companies, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations) and other private pooled investment vehicles. There are a number of ways in which the interests of Artisan Partners, its portfolio managers and its other personnel might conflict with the interests of the Portfolios and their shareholders, including:

Sharing of Personnel, Services, Research and Advice Among Clients. Because all client accounts within Artisan Partners’ Non-U.S. Growth strategy, including the Portfolios, are managed similarly, substantially all of the research and portfolio management activities conducted by the Non-U.S. Growth investment team benefit all clients within the particular strategy. Artisan Partners’ administrative and operational personnel divide their time among services to Artisan Partners’ clients as appropriate given the nature of the services provided.

Restrictions on Activities. Artisan Partners generally does not tailor its investment management services to the individual needs of clients, but rather invests all of the accounts in a particular strategy in a similar manner. To prevent the potentially negative impact that the restrictions of one client account or multiple client accounts may have on the manner in which Artisan Partners invests on behalf of all of its client accounts, Artisan Partners generally does not accept accounts subject to restrictions that Artisan Partners believes would cause it to deviate from its stated investment strategy or adversely affect its ability to manage client accounts.

66

Investments in Issuers with Business Relationships with Artisan Partners. From time to time, clients in a particular investment strategy including Artisan Partners’ Non-U.S. Growth investment strategy, may invest in a security issued by a company, or an affiliate of a company, that is also a client of Artisan Partners or has another business relationship with Artisan Partners or its affiliates. Likewise, clients in a particular investment strategy may invest in a security issued by a company, a director or officer of which is also a director of Artisan Partners Funds, Inc., a registered investment company to which Artisan Partners acts as investment adviser (“Artisan Funds”). Artisan Partners has written policies designed to prevent the misuse of material non-public information. The operation of those policies and of applicable securities laws may prevent the execution of an otherwise desirable transaction in a client account if Artisan Partners believes that it is or may be in possession of material non-public information regarding the security that would be the subject of that transaction.

With prior written approval, Artisan Partners may allow its personnel to serve as a director of a public company. Because of the heightened risk of misuse, or allegations of misuse, of material nonpublic information, Artisan Partners does not permit investment by client accounts or persons covered by Artisan Partners’ Code of Ethics in securities of any issuer of which an Artisan Partners staff member is a director, except that such staff member may purchase and sell that company’s securities for his or her own account or for the account of his or her immediate family members. This prohibition may foreclose investment opportunities that would be available to the Portfolios if the staff member were not a director.

Side-by-Side Management. Potential conflicts of interest may arise in the management of multiple investment strategies by a single investment team. For instance, an investment team may provide advice to and make decisions for accounts in one investment strategy, including a Portfolio, that may differ from advice given, or the timing or nature of decisions made, with respect to accounts in another investment strategy. There also may be circumstances when an investment team has an incentive to devote more time or resources to, or to implement different ideas in, one strategy over another. Artisan Partners manages these potential conflicts through internal review processes.

Allocation of Portfolio Transactions Among Clients. Artisan Partners seeks to treat all of its clients fairly when allocating investment opportunities among clients. Because the firm’s investment teams generally try to keep all client portfolios in that strategy invested in the same securities with approximately the same weightings (with exceptions for client-imposed restrictions and limitations), most orders placed by the firm’s investment teams ask that a position be established or a security bought or sold to achieve a designated weighting, expressed as a percentage of the value of the portfolio. The trader(s) for that strategy generally have the authority and the responsibility for determining the number of shares required to be bought or sold in each account to achieve that outcome. To execute an investment team’s order, the trader for that strategy usually places a single order across all participating accounts, except in certain markets where aggregated trades are not permitted or due to a client specific restriction or instruction. Trades for Artisan Partners and their partners, employees and other affiliates, and accounts in which one or more of them has an interest (including Artisan Partners’ proprietary accounts, if any), may be included in an aggregated trade with client accounts. All participating accounts, including the Portfolios, then share (generally pro rata subject to minimum order size requirements) in an aggregated order and shall receive the same execution price for each broker and be charged the same commission, if any.

Because it is generally not known in advance how many shares will be received in most underwritten offerings, including initial public offerings, shares are allocated to client accounts after receipt. The shares are allocated among all of the accounts (i) eligible to purchase the security and with cash available to do so, and (ii) with respect to which the investment team has given an indication of interest, pro rata with reference to asset size and subject to minimum order size requirements. Artisan Partners’ proprietary accounts, which are discussed below, are not permitted to invest in initial public offerings.

There also may be instances where a particular security is held by more than one investment strategy (“cross holdings”) due to the overlap of their investment universes. For example, the capitalization ranges of some strategies overlap or a security may at times be of interest to both Artisan Partners’ growth and value, or Artisan Partners’ U.S. and Non-U.S. teams. “Same way” transactions (that is, all buys or all sells) in a security held by more than one strategy are generally aggregated across all participating accounts. On occasion, the portfolio manager of one strategy may impose a price limit or some other differing instruction and so may decide not to participate in the aggregated order. In those cases, a trader works both trades in the market at the same time, subject to the requirements of Artisan Partners’ written trade processing procedures. When orders for a trade in a security are opposite to one another (that is, one portfolio is buying a security, while another is selling the security) and the trader receives a buy order while a sell order is pending (or vice versa), the traders will seek to mitigate the risk of inadvertent cross by (i) utilizing different brokers or venues, or (ii) utilizing brokers or venues that maintain crossing prevention controls.

The procedures for aggregating portfolio transactions and allocating them among clients are reviewed regularly by Artisan Partners and are included in Artisan Partners’ compliance program.

Short Selling. Artisan Partners has trade processing procedures that mitigate the potential conflict of interest in executing a shorting strategy on behalf of a client’s account. Under those procedures, no order to sell a security short may be executed if the same or a related security is held long in any account managed by the same investment team in a different investment strategy. Similarly, no

67

order to purchase a security long may be executed if the same or a related security is held short in any account managed by the same investment team in a different investment strategy. These procedures prevent an investment team from taking different positions in a security. It is possible, however, that one investment team could sell a security short when the same or a related security is held long in an account managed by a different Artisan investment team. Similarly, an investment team could purchase a security long when the same or a related security is held short in an account managed by a different Artisan investment team.

Soft Dollars and Commission Recapture. As an investment adviser, Artisan Partners has an obligation to seek best execution for clients – that is, execution of trades in a manner intended, considering the circumstances, to secure that combination of net price and execution that will maximize the value of Artisan Partners’ investment decisions for the benefit of its clients. Subject to Artisan Partners’ duty to seek best execution, selection of broker-dealers may be affected by Artisan Partners’ receipt of research services.

Client commissions are used (i) to acquire third party research, including the eligible portion of certain “mixed use” research products, and (ii) for proprietary research provided by broker-dealers participating in the execution process, including access to the broker-dealers’ traders and analysts, access to conferences and company managements, and the provision of market information.

When Artisan Partners receives research products and services in return for client brokerage, it relieves Artisan Partners of the expense it would otherwise bear of paying for those items with its own funds, which may provide an incentive to select a particular broker-dealer or electronic communication network (“ECN”) that will provide it with research products or services. However, Artisan Partners chooses those broker-dealers it believes are best able to provide the best combination of net price and execution in each transaction.

Artisan Partners uses client brokerage from accounts managed by an investment team for research used by that team. Because virtually all orders are aggregated across all accounts in a strategy for execution by a single broker, all participating accounts, including the Portfolios, generally will pay the same commission rate for trades and will share pro rata in the costs for the research, except for certain types of clients that are subject to legal restrictions on the use of their commissions to pay for third-party research products and services (in which case Artisan Partners pays for such products and services from its own funds).

A number of Artisan Partners’ clients, including the Portfolios, participate in commission recapture arrangements, pursuant to which Artisan Partners is directed to use or otherwise cause commissions to be paid to one or more of a client’s designated commission recapture broker-dealers subject to Artisan Partners’ duty to seek best execution. Those client directions generally require that Artisan Partners execute transactions generating a target percentage of commissions paid by the client’s account with one or more of the client’s recapture broker-dealers. Artisan Partners tries to provide equitable opportunities to recapture commissions to all participating clients in each of the firm’s investment strategies (subject to differences that may arise as a result of cash flows into or out of an account). Progress toward those commission recapture goals is monitored on an on-going basis by Artisan Partners. Largely driven by developments in commission reporting in the U.K. and similar regulatory initiatives in other markets, as well as continued downward pressure on commission rates, most of the largest broker-dealers have stopped facilitating commission recapture on transactions outside the U.S. As a result, commissions in non-U.S. transactions are rarely able to be recaptured.

Artisan Partners has adopted written procedures with respect to soft dollars and commission recapture, which are included in Artisan Partners’ compliance procedures.

Proprietary and Personal Investments and Code of Ethics. Artisan Partners’ proprietary investments and personal investments by Artisan Partners’ personnel (“proprietary accounts”) also may present potential conflicts of interest with Artisan Partners’ clients, including the Portfolios. Artisan Partners from time to time uses a proprietary account to evaluate the viability of an investment strategy or bridge what would otherwise be a gap in a performance track record. Proprietary accounts that exist from time to time are, in general, treated like client accounts for purposes of allocation of investment opportunities. To the extent there is overlap between the investments of one or more proprietary accounts and the accounts of Artisan Partners’ clients, all portfolio transactions are aggregated and allocated pro rata among participating accounts.

Personal transactions are subject to Artisan Partners Code of Ethics, which generally provides that personnel of Artisan Partners may not take personal advantage of any information that they may have concerning Artisan Partners’ current investment program. The Code requires pre-approval of most personal securities transactions believed to present potentially meaningful risk of conflict of interest (including acquisitions of securities as part of an initial public offering or private placement) and strongly discourages personnel from inappropriate excessive short-term trading of securities. The purchase and sale, or sale and purchase, of the same (or equivalent) securities within 30 days are generally regarded as short-term trading. Certain transactions, including trading of mutual funds for which Artisan acts as adviser or sub-adviser, are excluded from the short-term trading limitation. Trading in mutual fund shares is excluded from that limitation because funds typically have their own policies and procedures related to short-term trading activity.

68

In addition, the Code requires reports of personal securities transactions (which generally are in the form of duplicate confirmations and brokerage account statements) to be filed with Artisan Partners’ compliance department quarterly or more frequently. Those reports are reviewed for conflicts, or potential conflicts, with client transactions.

The Code prohibits the purchase and sale of securities to and from client accounts. The Code also contains policies designed to prevent the misuse of material, non-public information and to protect the confidential information of Artisan Partners’ clients.

Proxy Voting. Artisan Partners may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on behalf of the Portfolios. As described in its proxy voting policy, Artisan Partners will be deemed to have a potential conflict voting proxies of an issuer if: (i) Artisan Partners or its affiliate manages assets for the issuer or an affiliate of the issuer and also recommends that the Portfolios invest in such issuer’s securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is a director of Artisan Funds or an employee of Artisan Partners or its affiliate; (iii) Artisan Partners or its affiliate is actively soliciting that issuer or an affiliate of the issuer as a client and the Artisan Partners employees who recommend, review or authorize a vote have actual knowledge of such active solicitation; (iv) a director or executive officer of the issuer has a personal relationship with an Artisan Partners employee who recommends, reviews or authorizes the vote; or (v) another relationship or interest of Artisan Partners or its affiliate, or an employee of either of them, exists that may be affected by the outcome of the proxy vote and that is deemed to represent an actual or potential conflict for the purposes of the proxy voting policy. Artisan Partners’ proxy voting policy contains procedures that must be followed in the event such relationships are identified in order to minimize the conflicts of interest that otherwise may result in voting proxies for Artisan Partners’ clients, including the Portfolios.

Fees. Like the fees Artisan Partners receives from the Portfolios, the fees Artisan Partners receives as compensation from other client accounts are typically calculated as a percentage of the client’s assets under management. However, Artisan Partners may, under certain circumstances, negotiate performance-based fee arrangements. Performance-based fee arrangements are negotiated with clients on a case-by-case basis and may include, among other types of arrangements, fulcrum fee arrangements (in which the fee is based on actual Artisan Partners’ performance against an agreed upon benchmark, and may be adjusted upwards or downwards from a base fee), a fee based upon appreciation of assets under management for the client or a fee based upon the amount of gain in an account. As of June 30, 2015, Artisan Partners had four separate accounts with performance-based fees encompassing all of its investment strategies. One of those client accounts is managed in Artisan Partners’ Non-U.S. Growth investment strategy and one is managed in Artisan Partner’s Global Equity investment strategy. Although Artisan Partners may have an incentive to manage the assets of accounts with performance–based fees differently from its other accounts, the firm believes that potential conflict is effectively controlled by Artisan Partners’ procedures to manage all clients within a particular strategy similarly regardless of fee structure.

COMPENSATION. Artisan Partners’ portfolio managers are compensated through a fixed base salary or similar payment and a subjectively determined incentive bonus or payment that is a portion of a bonus pool, the aggregate amount of which is tied to the firm’s fee revenues generated by all accounts included within the manager’s investment strategies, including the Portfolios. Portfolio managers are not compensated based on the performance of accounts, except to the extent that positive account performance results in increased investment management fees earned by Artisan Partners based on assets under management. Artisan Partners bases incentive bonuses on revenues earned with respect to the investment strategy, rather than on investment performance, because Artisan Partners believes that this method aligns portfolio managers’ interests more closely with the long-term interests of clients. Artisan Partners portfolio managers also participate in group life, health, medical reimbursement, and retirement plans that are generally available to all of Artisan Partners’ salaried associates. All of Artisan Partners’ portfolio managers have, or are expected to have over a reasonable time, equity interests in the firm.

The Boston Company Asset Management, LLC (“TBCAM”) serves as a Specialist Manager for The Emerging Markets Portfolio. TBCAM is a wholly-owned, indirect subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”). Warren Skillman is responsible for the day-to-day management of the Portfolio. Mr. Skillman also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

69

OTHER ACCOUNTS MANAGED — TOTAL

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Warren Skillman	9	$2.3 billion	6	$949.7 million	12	$1.6 billion

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Warren Skillman	—	—	—	—	—	—

CONFLICTS OF INTEREST.

This disclosure statement is intended to describe the general conflicts of interest that have been identified at TBCAM and the corresponding mitigants. A conflict of interest is a scenario whereby a person or firm has an incentive to serve one interest at the expense of another interest.

This is not intended to be an exhaustive list of all conflicts that currently exist or that may exist in the future.

Side by Side Issues

1.	Same investment team managing multiple client accounts

2.	Allocation of Investment Opportunities

3.	Favoring clients with performance based fees

Description of Perceived Conflicts: A portfolio manager may favor one account over another account.

Mitigant: All accounts in the same strategy are managed and traded identically with the exception of client imposed restrictions. Accounts in the same strategy are categorized in the same product group(s) and traded accordingly. Trades are typically allocated to accounts on a pre-trade pro-rata basis. Compliance conducts monthly dispersion reviews by strategy.

Related Party Arrangements

1.	Management of proprietary accounts alongside other accounts

2.	Management of affiliated accounts alongside other accounts

3.	Affiliated brokerage

4.	Affiliated underwriting

70

Description of Perceived Conflicts: Affiliated and proprietary accounts will be advantaged over other accounts. TBCAM will participate in syndicate deals (IPO’s and secondary offerings) where an affiliate is part of the underwriting syndicate to benefit the affiliate. TBCAM will execute trades with affiliated broker-dealers for reasons other than best execution.

Mitigants: All accounts (including affiliated and proprietary accounts) in the same strategy are managed identically as described in the Side by Side Issues section. Trading does not use affiliate brokers to execute trades unless expressly instructed to do so by clients. Compliance is notified of all syndicate deals that the firm is participating in and confirms whether or not an affiliate is part of the underwriting syndicate. Where an affiliate is involved, the affiliate is never the executing broker and Compliance ensures that only permissible accounts participate.

Brokerage Related Conflicts

1.	Soft dollars

2.	Broker selection

3.	Simultaneous trading

Description of Perceived Conflicts: Client commissions are used to purchase research and brokerage that is outside of the Section 28(e) safe harbor. Client commissions are used to purchase research and brokerage that is duplicative.

Brokers are selected for reasons other than for purposes of best execution.

Simultaneous trading occurs when a single investment decision results in multiple buyers or sellers being in the market at the same time. Multiple orders create the appearance of increased supply or demand that may increase or decrease prices. Such simultaneous trading may occur any time where TBCAM makes portfolio decisions, but does not execute the corresponding trades (i.e. model or UMA business, total return swaps).

Mitigants: All requests for services paid for with soft dollars are approved by the following individuals: requester’s manager, Director of Commission Management, CIO, Head Trader, CCO and COO. In addition, all services paid for with soft dollars are reviewed by the Brokerage Practices Committee no less often than annually.

Executing brokers are selected by TBCAM traders and must be on one of the approved broker lists. TBCAM has commissioned a 3rd party vendor to perform trade cost analysis (TCA). The head trader reviews TCA reports with lead portfolio managers along with the designated trader responsible for executing trades for the strategy. TCA reports are also reviewed at the Brokerage Practices Committee at least annually. TBCAM has entered into commission sharing arrangements (CCA’s or CSA’s) with several counterparties pursuant to which TBCAM may execute transactions through a broker and request that the broker allocate a portion of the commission or commission credits to another firm that provides research and other products to TBCAM. These arrangements allow the execution decision to be independent of the research decision.

The impact of simultaneous trading is mitigated through coordinated trading arrangements and monitored through trade cost analysis.

Personal Interests

1.	Personal trading

2.	Outside affiliations and directorship

3.	Gifts and entertainment

Description of Perceived Conflicts: Employees are permitted to trade in stocks that the firm recommends and trades in for its clients.

Employees outside interests may be in direct or indirect conflict with their job responsibilities at TBCAM.

There is a perception that portfolio managers and research analysts purchase research with client commissions from brokers and independent providers that provide gifts and/or entertainment. Likewise, there is a perception that traders may execute trades with brokers that provide gifts and/or entertainment without taking into account execution capabilities.

71

Mitigants: TBCAM has in place a comprehensive Securities Trading Policy which requires that all personal trades (with few exceptions) be precleared; prohibits short term trading; and requires extensive reporting and certification of compliance. Monitoring and back testing is performed by the Compliance Department on an on-going basis.

Employees that hold positions at unaffiliated entities must disclose such positions and in certain cases obtain approval.

TBCAM has in place a Gifts and Entertainment Policy that requires all employees to report all gifts and any entertainment accepted that has a value greater than $10.00. The Compliance Department reviews gifts and entertainment received to identify concerning patterns or trends.

TBCAM has implemented policies and procedures to comply with Rule 206(4)-5 of the Investment Advisers Act of 140, as amended. Certain employees that are considered “covered persons” must report and obtain approval prior to making any campaign donations for state or local elections.

Compensation Conflicts

Description of perceived conflict: Portfolio managers will provide preferential treatment to certain types of accounts, such as those that pay a higher advisory fee and/or have a performance fee, include an investment by the portfolio manager or otherwise result in an increase in compensation payable to the portfolio manager.

Mitigant: Compensation of investment personnel includes both a fixed base salary and a discretionary bonus. The discretionary bonus is not tied to the performance of any one account. Compensation of investment teams that manage hedge funds alongside other accounts is subject to long-only account performance hurdles.

Operational Conflicts

1.	Valuation and pricing

2.	Product development

3.	Disclosure practices

4.	Error correction

5.	Proxy Voting

Description of Perceived Conflicts: Securities may be improperly valued and priced resulting in inflated performance results and advisory fees.

Products may be developed or new activities undertaken that create new conflicts or undermine the mitigation of pre-existing conflicts.

Certain clients may be provided with information that other clients do not have access to.

Errors resulting in client accounts may have a negative impact on performance and result in lower advisory fees. As a result, unnecessary risks may be assumed in an effort to reverse the impact of the error.

Proxies associated with companies of clients or prospects may be voted in a manner that places the firm’s interests ahead of the interests of client accounts.

Mitigants: All securities are priced through a 3rd party pricing service. Where a security is not priced or where the price is stale or otherwise impeded, TBCAM has in place fair value pricing procedures implemented by a Valuation Working Group and overseen by a Valuation Steering Committee. Portfolio managers and research analysts serve as an input, but are not the determining factor in matters of pricing and valuation of securities.

72

New activities and products are vetted through the Product Development Committee. If the committee approves the new activity or product, a pre-defined on-boarding process occurs where a component of the process is a risk assessment that factors in whether the new activity or product introduces new conflicts or impacts existing mitigants to current conflicts.

The Disclosure Policy provides guidance when information may be released to clients, prospects, consultants and other third parties. In addition, TBCAM’s Form ADV is made available to all clients, prospects, consultants and other third parties upon request. The Form ADV provides detailed information regarding the firm’s policies and practices.

TBCAM participates in the BNY Mellon Proxy Policy Committee. This committee applies detailed, predetermined proxy voting guidelines in an objective and consistent manner based upon internal and external research and recommendations.

Breckinridge Capital Advisors, Inc. (“Breckinridge”) serves as the Specialist Manager for The Short-Term Municipal Bond Portfolio and The Intermediate Term Municipal Bond II Portfolio. Peter B. Coffin, President, David Madigan, Chief Investment Officer, Matthew Buscone, Senior Vice President, Ji Young Jung, Vice President, Sara Chanda, Vice President, Anthony Greco, Senior Vice President and Jeff Glenn, Vice President, are responsible for making day-to-day investment decisions for The Short-Term Municipal Bond Portfolio and The Intermediate Term Municipal Bond II Portfolio. The portfolio management team also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

Prior to founding Breckinridge, Mr. Coffin was a Senior Vice-President and portfolio manager with Massachusetts Financial Services, where he was also a member of the firm’s Fixed Income Policy Committee. From 1996 to 2002, Mr. Madigan was Executive Vice-President at Thomson Financial. He has also served as a portfolio manager at Banker’s Trust and Prudential Insurance (managing single state municipal bond funds), as well as Chief Municipal Strategist for Merrill Lynch. Mr. Buscone has been a Portfolio Manager since 2008 after having served as a trader at Breckinridge from 2002-2008. From 1992-2002 he was a Trader and Portfolio Manager for both taxable and tax-exempt portfolios at David L. Babson and Mellon Private Asset Management. Ms. Jung joined Breckinridge in October 2010 as a member of the Credit Research Team and transitioned to Portfolio Analyst in March 2012 and Portfolio Manager in 2013. Prior to joining Breckinridge she was a credit analyst within the Public Finance Group at Assured Guaranty. Ms. Chanda joined Breckinridge as a Senior Trader in 2010 and transitioned to Portfolio Manager in 2013. Prior to joining Breckinridge in July 2010, Ms. Chanda was a Vice President and Trader at Eaton Vance Management where she was responsible for trading various specialty state mutual funds and overseeing the adviser’s separately managed account trading and operations. From 1993 to 1999, she was employed at Fidelity Investments and responsible for municipal bond trading. Ms. Chandra began her career at State Street Bank & Trust Company in 1992. Mr. Greco has been a Portfolio Manager since 2014 after having served at Breckinridge as a trader since 2008 and Head of Trading since 2013. He joined Breckinridge in 2004 and held positions in Client Services and Account Reconciliation until 2008. Mr. Glenn, CFA, has been a Portfolio Manager since 2015 after having served as a trader since 2012. Prior to joining Breckinridge, Mr. Glenn was an Associate Portfolio Manager/Analyst at Brandes Investment Partners and an Associate Director at Banc One Markets responsible for investment grade utility credits. Mr. Glenn began his career at Old Republic Asset Management as an Investment Analyst.

Breckinridge manages portfolios on a team approach enabling any portfolio manager to make portfolio management recommendations and decisions across all accounts managed by Breckinridge.

OTHER ACCOUNTS MANAGED — TOTAL*

SHORT-TERM MUNICIPAL BOND PORTFOLIO

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Breckinridge Portfolio Management Team	1	$74 million	2	$82 million	10,365	$21.7 billion

*	None of these accounts has an advisory fee based on performance.

73

OTHER ACCOUNTS MANAGED — TOTAL*

INTERMEDIATE TERM MUNICIPAL BOND II PORTFOLIO

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Breckinridge Portfolio Management Team	1	$21 million	2	$82 million	10,365	$21.7 billion

*	None of these accounts has an advisory fee based on performance.

CONFLICTS OF INTEREST. In connection with its management of client accounts, Breckinridge is subject to potential conflicts of interest. The primary potential conflict is decisions regarding the allocation of securities among portfolios with similar strategies but different fee schedules. Breckinridge believes it has sufficient policies and procedures in place to address this concern.

Other potential conflicts concern soft dollars and other trading practices and personal trading by employees. To minimize these conflicts, Breckinridge has adopted a policy of not accepting any soft dollars and believes that the policies and practices in place and documented in its Compliance Manual and Code of Ethics are sufficient to address other possible conflicts.

COMPENSATION. Breckinridge’s portfolio manager compensation is based on a base annual salary and quarterly bonus. The bonus is variable and is based on the firms’ overall profitability. It is not tied to the performance of any individual account. All of Breckinridge’s portfolio managers hold an equity position (or options to acquire an equity position or are eligible to receive options in the future) which entitle them to share in the firm’s profits and long-term growth.

Cadence Capital Management LLC (“Cadence”) serves as a Specialist Manager to for The Value Equity Portfolio, The Institutional Value Equity Portfolio, The Growth Equity Portfolio, The Institutional Growth Equity Portfolio, The Small Capitalization—Mid Capitalization Equity Portfolio, The Institutional Small Capitalization—Mid Capitalization Equity Portfolio, The Real Estate Securities Portfolio, The Commodity Returns Strategy Portfolio, The ESG Growth Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio. Listed below are the portfolio managers responsible for making day-to-day investment decisions for that portion of these Portfolios allocated to Cadence. Messrs. Dokas and Ginsberg provide portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts.

OTHER ACCOUNTS MANAGED — TOTAL*

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
J. Paul Dokas	0	$0	0	$0	0	$0
Robert Ginsberg	3	$330.4 million	1	$29.5	19	$820.7 million

*	None of these accounts has an advisory fee based on performance.

CONFLICTS OF INTEREST. Cadence’s Portfolio Managers perform investment management services for various mutual funds and other accounts besides the Portfolios. Some of these clients’ portfolios are managed using the same investment strategies and objectives which the Portfolio Managers use to manage the Portfolios, while other portfolios are managed by the Portfolio Managers using different investment strategies and objectives. Generally, all client portfolios that are managed using a similar investment strategy and objective are managed as a group (each, a “Strategy”) such that portfolio holdings, relative position sizes and industry and sector exposures tend to be similar among each client portfolio in the Strategy. This minimizes, but does not eliminate the potential for conflicts of interest. For example, one Strategy may be selling a security, while another Strategy may be purchasing or holding the same security. As a result, transactions executed for the Strategy that is selling the security may adversely affect the value of any Strategy which is purchasing or holding the same security.

Other conflicts of interest may arise from the management of multiple accounts and the Portfolios. For example, Cadence may receive more compensation with respect to certain Strategies than that received with respect to other Strategies or the Portfolios or may receive compensation based in part on the performance of accounts in a certain Strategy. In such cases, the Portfolio Managers may be viewed as having an incentive to enhance the performance of such Strategy, to the possible detriment of other Strategies for which Cadence may not receive greater compensation or performance-based fees. In addition, the Portfolio Managers must allocate time and effort to multiple accounts and the Portfolios.

74

Each Portfolio Manager’s management of personal accounts also may present certain conflicts of interest. The Portfolio Managers may have personal investments in the Portfolios managed by such Portfolio Managers. In addition, the Portfolios managed by the Portfolio Managers may be investment options in Cadence’s employee benefit plans. While Cadence has adopted a code of ethics that is designed to address these potential conflicts, there is no guarantee that it will do so.

COMPENSATION. Cadence compensates each portfolio manager for such portfolio manager’s management of the Portfolios. Each portfolio manager’s compensation consists of a fixed annual base salary and a share of the firm’s profits. Compensation of the portfolio managers is not tied directly to individual Portfolio performance.

Capital Guardian Trust Company (“CapGuardian”) serves as a Specialist Manager for The International Equity Portfolio and The Institutional International Equity Portfolio. CapGuardian is an indirect, wholly-owned subsidiary of The Capital Group Companies, Inc., a group of companies that provides investment management services. Listed below are the portfolio managers responsible for making day-to-day investment decisions for those portions of these Portfolios allocated to CapGuardian. These individuals also provide portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

CapGuardian uses The Capital SystemSM in managing the fund’s assets. Under this approach, the portfolio of a fund is divided into segments managed by individual managers. Each manager’s role is to decide how their respective segment will be invested by selecting securities within the limits provided by the fund’s objectives and policies. CapGuardian’s equity investment committee oversees this process. In addition, CapGuardian’s investment analysts also may make investment decisions with respect to a portion of a fund’s portfolio. Certain portfolio managers may also have investment analyst responsibilities with respect to specific research coverage.

OTHER ACCOUNTS MANAGED – TOTAL

THE INTERNATIONAL EQUITY PORTFOLIO

	OTHER REGISTERED INVESTMENT COMPANIES[1]		OTHER POOLED INVESTMENT VEHICLES[2]		OTHER ACCOUNTS[3,4]
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS (in billions)	NUMBER	TOTAL ASSETS (in billions)	NUMBER	TOTAL ASSETS (in billions)
Du Manior, Gerald	5	$2.04	7	$5.45	647	$17.20
Staehelin, Rudolf	1	$0.07	7	$5.50	50	$12.67
Winston, Philip	7	$99.81	7	$5.45	582	$19.64
Cohen, Michael	3	$89.01	6	$5.12	33	$9.70

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES[1]		OTHER POOLED INVESTMENT VEHICLES[2]		OTHER ACCOUNTS[3,4]
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS (in billions)	NUMBER	TOTAL ASSETS (in billions)	NUMBER	TOTAL ASSETS (in billions)
Du Manior, Gerald	0	$0	0	$0	1	$0.03
Staehelin, Rudolf	0	$0	0	$0	2	$0.66
Winston, Philip	0	$0	0	$0	2	$2.89
Cohen, Michael	0	$0	0	$0	0	$0

(1)	Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
(2)	Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
(3)	Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
(4)	Reflects other professionally managed accounts held at CapGuardian or companies affiliated with CapGuardian. Personal brokerage accounts of portfolio managers and their families are not reflected.

75

OTHER ACCOUNTS MANAGED – TOTAL

THE INSTITUTIONAL INTERNATIONAL EQUITY PORTFOLIO

	OTHER REGISTERED INVESTMENT COMPANIES[1]		OTHER POOLED INVESTMENT VEHICLES[2]		OTHER ACCOUNTS[3,4]
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS (in billions)	NUMBER	TOTAL ASSETS (in billions)	NUMBER	TOTAL ASSETS (in billions)
Du Manior, Gerald	5	$2.08	7	$5.45	647	$17.20
Staehelin, Rudolf	1	$0.11	7	$5.50	50	$12.67
Winston, Philip	7	$99.85	7	$5.45	582	$19.64
Cohen, Michael	3	$89.05	6	$5.12	33	$9.70

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES[1]		OTHER POOLED INVESTMENT VEHICLES[2]		OTHER ACCOUNTS[3,4]
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS (in billions)	NUMBER	TOTAL ASSETS (in billions)	NUMBER	TOTAL ASSETS (in billions)
Du Manior, Gerald	0	$0	0	$0	1	$0.03
Staehelin, Rudolf	0	$0	0	$0	2	$0.66
Winston, Philip	0	$0	0	$0	2	$2.89
Cohen, Michael	0	$0	0	$0	0	$0

(1)	Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
(2)	Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
(3)	Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
(4)	Reflects other professionally managed accounts held at CapGuardian or companies affiliated with CapGuardian. Personal brokerage accounts of portfolio managers and their families are not reflected.

CONFLICTS OF INTEREST. CapGuardian has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager’s management of these Portfolios and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, CapGuardian believes that all issues relating to potential material conflicts of interest involving these Portfolios and its other managed accounts have been addressed.

COMPENSATION.

Salary

We use industry-specific and global surveys to ensure our compensation remains highly competitive. Our intent is that base salary be a relatively neutral factor in a candidate’s decision to join Capital Group.

76

The investment bonus

Quantitative component

•	Based on results for one-year and rolling four-and eight-year periods, with emphasis on the four- and eight-year periods

•	Portfolio managers’ results are evaluated against relevant market indexes and peer groups

•	Analysts’ results are evaluated against specific industry or sector indexes relevant to their areas of focus, and the broad market

Qualitative component

•	Recognizes investment professionals’ contributions to the overall investment process

•	Portfolio managers are evaluated annually by their peers and analysts, with an emphasis on communication and collaboration

•	Analysts are evaluated annually on their ability to influence colleagues by the portfolio managers with whom they work

Profit sharing

Participation in the annual profit-sharing program is based on recent and long-term contributions to our business, including investment results, the investment process and operational effectiveness.

Stock ownership

Select associates who make substantial contributions to the organization are offered the opportunity to purchase stock in Capital Group. This is an essential part of the generational transfer of ownership and leadership in the company.

The benchmarks used to measure performance of the portfolio managers for the Institutional International Equity Portfolio and the International Equity Portfolio include, as applicable, an adjusted Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), and a median of a customized non-U.S. developed equity competitive universe compiled from eVestment Alliance.

OWNERSHIP OF FUND SHARES: To the best of our knowledge, based on the information available for the time period ending June 30, 2015 the portfolio managers of the Institutional International Equity Portfolio and the International Equity Portfolio did not own any shares of those funds.

Causeway Capital Management LLC (“Causeway”) serves as a Specialist Manager for The International Equity Portfolio and The Institutional International Equity Portfolio. Day-to-day responsibility for the management of the assets of these Portfolios allocated to Causeway is the responsibility of Sarah H. Ketterer, Harry W. Hartford, James A. Doyle, Jonathan P. Eng, Conor Muldoon, Foster Corwith, Alessandro Valentini and Ellen Lee. This team also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

OTHER ACCOUNTS MANAGED — TOTAL

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Sarah H. Ketterer	11	$12.162 billion	17	$3.488 billion	120	$21.210 billion
Harry W. Hartford	11	$12.162 billion	17	$3.488 billion	112	$21.163 billion
James A. Doyle	11	$12.162 billion	17	$3.488 billion	112	$21.165 billion
Jonathan P. Eng	11	$12.162 billion	17	$3.488 billion	109	$21.165 billion
Ellen Lee	11	$12.162 billion	17	$3.488 billion	107	$21.163 billion
Conor Muldoon	11	$12.162 billion	17	$3.488 billion	115	$21.165 billion
Foster Corwith	11	$12.162 billion	17	$3.488 billion	107	$21.163 billion
Alessandro Valentini	11	$12.162 billion	17	$3.488 billion	107	$21.163 billion

77

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Sarah H. Ketterer	0	$0	0	$0	6	$1.384 billion
Harry W. Hartford	0	$0	0	$0	6	$1.384 billion
James A. Doyle	0	$0	0	$0	6	$1.384 billion
Jonathan P. Eng	0	$0	0	$0	6	$1.384 billion
Ellen Lee	0	$0	0	$0	6	$1.384 billion
Conor Muldoon	0	$0	0	$0	6	$1.384 billion
Foster Corwith	0	$0	0	$0	6	$1.384 billion
Alessandro Valentini	0	$0	0	$0	6	$1.384 billion

CONFLICTS OF INTEREST. The portfolio managers who manage the portion of The International Equity Portfolio and The Institutional International Equity Portfolio allocated to Causeway (“Causeway Portfolios”) also provide investment management services to other accounts, including corporations, pension plans, sovereign wealth funds, superannuation plans, public retirement plans, Taft-Hartley pension plans, endowments and foundations, mutual funds, charities, private trusts and funds, wrap fee programs, other institutions and their personal accounts (collectively, “Other Accounts”). In managing the Other Accounts, the portfolio managers employ investment strategies similar to that used in managing the Causeway Portfolios, subject to certain variations in investment restrictions, and also manage a portion of Causeway Global Absolute Return Fund, which takes short positions in global securities using swap agreements. The portfolio managers purchase and sell securities for the Causeway Portfolios that they may also recommend to Other Accounts. The portfolio managers at times give advice or take action with respect to certain accounts that differs from the advice given other accounts with similar investment strategies. Certain of the Other Accounts pay higher management fee rates than the Causeway Portfolios or pay performance-based fees to Causeway. All of the portfolio managers have personal investments in one or more mutual funds managed and sponsored by Causeway. Ms. Ketterer and Mr. Hartford each holds a controlling voting interest in the equity of Causeway’s holding company and Messrs. Doyle, Eng, Muldoon, Corwith, and Valentini and Ms. Lee have minority interests in the equity of Causeway’s holding company.

Actual or potential conflicts of interest arise from the portfolio managers’ management responsibilities with respect to Other Accounts. These responsibilities may cause portfolio managers to devote unequal time and attention across client accounts and the differing fees, incentives and relationships with the various accounts provide incentives to favor certain accounts. Causeway has written compliance policies and procedures designed to mitigate or manage these conflicts of interest. These include policies and procedures to seek fair and equitable allocation of investment opportunities (including IPOs) and trade allocations among all client accounts and policies and procedures concerning the disclosure and use of portfolio transaction information. Causeway has a policy that it will not enter into a short position in a security on behalf of Causeway Global Absolute Return Fund or any other client account if, at the time of entering into the short position, any other client account managed by Causeway holds a long position in a security of the issuer. Causeway also has a Code of Ethics which, among other things, limits personal trading by portfolio managers and other employees of Causeway. There is no guarantee that any such policies or procedures will cover every situation in which a conflict of interest arises.

COMPENSATION. Ms. Ketterer and Mr. Hartford, the chief executive officer and president of Causeway, respectively, receive annual salaries and are entitled, as controlling owners of Causeway, to distributions of Causeway’s profit based on their ownership interests. They do not receive incentive compensation. Messrs. Doyle, Eng, Muldoon, Corwith, and Valentini and Ms. Lee receive salaries, incentive compensation, which may include equity or equity-linked units, and distributions of Causeway’s profit based on their minority ownership interests. Salary and incentive compensation are determined by Causeway’s Operating Committee, led by Ms. Ketterer and Mr. Hartford, weighing a variety of objective and subjective factors. No specific formula is used and salary and incentive compensation are not based on the specific performance of the Causeway Portfolios or any single client account managed by Causeway. The following factors are among those considered in determining incentive compensation: individual research contribution, portfolio management contribution, group research contribution, and client service contribution.

OWNERSHIP OF SECURITIES. None of the portfolio managers beneficially owns equity securities in The International Equity Portfolio or The Institutional International Equity Portfolio.

City of London Investment Management Company Limited (“CLIM”) CLIM serves as a Specialist Manager for The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio and The Fixed Income Opportunity Portfolio. Day-to-day portfolio management of those assets of the International Equity and Institutional International Equity Portfolios allocated to CLIM will be the responsibility of a team led by Michael Edmonds. Day-to-day portfolio management of those assets of The Emerging Markets Portfolio allocated to CLIM will be the responsibility of a team led by Barry Olliff. Day-to-day portfolio management of those assets of The Fixed Income Opportunity Portfolio allocated to CLIM will be the responsibility of a team led by James Millward. Each also provides portfolio management for certain other pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

78

OTHER ACCOUNTS MANAGED —TOTAL

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
James Millward	0	$0	1	$1 million	2	$33 million
Michael Edmonds	0	$0	3	$20 million	1	$71 million
Michael Sugrue	0	$0	3	$20 million	1	$71 million
Barry Olliff	0	$0	10	$2,355 million	13	$1,350 million
Mark Dwyer	0	$0	10	$2,355 million	13	$1,350 million
Oliver Marschner	0	$0	11	$2,602 million	13	$1,350 million

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
James Millward	0	$0	0	$0	0	$0
Michael Edmonds	0	$0	0	$0	0	$0
Michael Sugrue	0	$0	0	$0	0	$0
Barry Olliff	0	$0	0	$0	0	$0
Mark Dwyer	0	$0	0	$0	0	$0
Oliver Marschner	0	$0	0	$0	0	$0

CONFLICTS OF INTEREST. The investment management team at CLIM may manage multiple accounts for multiple clients. These accounts may include mutual funds, segregated accounts, non-US collective investment schemes and private funds. Managing multiple funds or accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. CLIM manages potential conflicts between funds or accounts through allocation policies and procedures, internal review processes, and oversight by directors, compliance, and independent third parties. CLIM has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

COMPENSATION. CLIM’s compensation and incentive policy for all employees is linked to individual performance, which is determined via an appraisal process. The formal process of performance review takes place annually. At the senior level, CLIM’s Remuneration Committee, which is made up of independent non-executive Directors, considers performance. They consider for their review information gathered via departmental managers and filtered through the Executive Directors, as well as external data which provides an understanding of current salaries and overall compensation packages within the market place. The Board makes recommendations on relevant aspects of compensation, which are passed to the Remuneration Committee for consideration and approval. All intermediate and junior level staff is appraised directly by their line managers, who make salary recommendations for approval by the Executive Directors.

Cupps Capital Management, LLC (“Cupps”) Cupps serves as a Specialist Manager for The Small Capitalization—Mid Capitalization Equity and Institutional Small Capitalization—Mid Capitalization Equity Portfolios. Andrew S. Cupps is responsible for making the day-to-day investment decisions for the portion of the Portfolios’ assets assigned to Cupps. Mr. Cupps also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

79

OTHER ACCOUNTS MANAGED — TOTAL

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Andrew S. Cupps	2	$94.6 million	4	$37.3 million	35	$946.5 million

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Andrew S. Cupps	2	$94.6 million	4	$37.3 million	35	$946.5 million

CONFLICTS OF INTEREST. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. For example, the portfolio manager discussed above manages multiple types of accounts (e.g., institutional accounts, private investment funds, registered investment company) with similar investment objectives and strategies. Also, in some circumstances, Cupps is directed by a client to execute all or a portion of the client’s transactions through a specific broker (a/k/a “directed brokerage”).

A conflict of interest also may arise if Cupps and/or a portfolio manager have a financial incentive to favor one account over another, such as a performance-based fee that applies to one account, but not all funds or accounts for which the portfolio manager is responsible or when a portfolio manager places trades in his personal accounts in some of the same securities that are being purchased or sold by other Cupps accounts.

To address and help mitigate these types of conflicts, Cupps has implemented detailed written policies and procedures, which include but are not limited to:

a) Portfolio security allocation procedures and a trade rotation policy, which are designed to help Cupps ensure that investment opportunities are allocated in a fair and equitable manner among its various client accounts and to provide a fair and equitable method of trade rotation in placing trades for all clients’ accounts, including proprietary managed accounts.

b) Code of Ethics, which includes personal trading restrictions and reporting requirements that must be followed by all Cupps employees.

In addition, Cupps has a brokerage committee that meets quarterly to review the firm’s trading and soft dollar practices to help ensure that Cupps is meeting its best execution obligations and that its soft dollar arrangements remain within the safe harbor of Section 28(e) of the Securities and Exchange Act of 1934.

COMPENSATION. Andrew Cupps, who is responsible for the day-to-day management of the portion of each Portfolio’s portfolio that is managed by Cupps, is the sole owner of Cupps. Through his ownership of the firm, he participates directly in the profitability of the firm, which is determined by the performance of the firm’s accounts, including the fund, and the assets under management by the firm. He is also compensated with a base salary.

Fort Washington Investment Advisors, Inc. (“Fort Washington”) Fort Washington serves as a Specialist Manager for The Fixed Income Opportunity Portfolio. Brendan White and Timothy Jossart are responsible for making day-to-day investment decisions for the portion of the Portfolio allocated to Fort Washington. Messrs. White and Jossart also provide portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

80

OTHER ACCOUNTS MANAGED — TOTAL*

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Brendan White	2	$268.2 million	2	$648.26 million	31	$5,529.95 million
Timothy Jossart	2	$268.2 million	2	$648.26 million	31	$5,529.95 million

*	None of these accounts have an advisory fee based on performance.

CONFLICTS OF INTEREST. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Portfolios). This would include devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad array of accounts and incentive to allocate opportunities to an account where the portfolio manager has a greater financial incentive, such as allocation opportunities for performance based accounts. Fort Washington has adopted policies and procedures to address such conflicts.

COMPENSATION. All of Fort Washington’s portfolio managers receive a fixed base salary and annual performance bonuses. Bonuses are based primarily on the overall performance of Fort Washington as well as the pre-tax performance (relative to the appropriate benchmark) of their respective asset category over a one-year and a three-year time horizon. Secondarily, portfolio managers are also assessed on their ability to retain clients and attract new clients. Additionally, a long-term retention plan was instituted in 2000, whereby certain investment professionals are periodically granted participation units with a 7-year cliff vesting schedule. The structure includes long-term vesting provisions. The percentage of compensation allocated to performance bonuses, asset-increase incentives and long-term incentive compensation is determined annually by the firm’s President and approved by the Board of Directors.

Fort Washington’s parent company also provides all personnel a defined benefit retirement plan, which provides a lifetime annuity upon retirement that is based on a percentage of final average pay and years of service under the plan.

Associates are also eligible to participate in a 401(k) plan. The 401(k) company match is 50% of the first 4% of earnings saved.

Frontier Capital Management Company, LLC (“Frontier”) Frontier serves as a Specialist Manager for The Small Capitalization—Mid Capitalization Equity Portfolio and The Institutional Small Capitalization—Mid Capitalization Equity Portfolio. Affiliated Managers Group, Inc. has a controlling interest in Frontier. Michael A. Cavarretta is responsible for making day-to-day investment decisions for that portion of these Portfolios allocated to Frontier. Andrew B. Bennett also has responsibility for day-to-day investment decisions. Messrs. Cavarretta and Bennett also provide portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

OTHER ACCOUNTS MANAGED — TOTAL*

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Michael A. Cavarretta	1	$199 million	1	$212 million	28	$2.83 billion
Andrew B. Bennett	1	$199 million	1	$212 million	28	$2.83 billion

*	None of these accounts has an advisory fee based on performance.

CONFLICTS OF INTEREST. In connection with its management of clients’ accounts, Frontier is subject to a number of actual or apparent conflicts of interest. These conflicts may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. A portfolio manager potentially could give favorable treatment to some accounts for a

81

variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees) or accounts in which the portfolio manager has a personal investment. In addition, conflicts may arise relating to the allocation of investments among accounts with similar investment objectives but managed by different portfolio managers.

Frontier’s portfolio managers typically manage multiple accounts. Generally, however, accounts within a particular investment strategy (e.g., Capital Appreciation) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in the same strategy with similar objectives, which tend to minimize the potential for conflicts of interest.

Frontier has adopted trade allocation and aggregation policies that seek to treat all clients fairly and equitably. These policies address the allocation of limited investment opportunities, such as IPOs, and the allocation of transactions and aggregations of orders across multiple accounts.

COMPENSATION. Frontier’s portfolio manager compensation program consists of a base salary, annual bonus and participation in company-funded retirement plans. In addition, all of Frontier’s portfolio managers are equity owners of Frontier, which entitle them to share in the firm’s profits and the long-term growth of the firm. The annual bonus is variable and based partially or primarily upon management fee revenues generated from client accounts.

HC Capital Solutions (“HC Capital”) may at times directly manage a portion of a Portfolio’s investments in ETFs, index futures and forwards designed to obtain broad market exposure. HC Capital is a separate operating division of Hirtle Callaghan & Co., LLC. Mr. Thomas Cowhey, CFA, Mr. Brad Conger, CFA and Mr. Scott Jacobson, CFA act as the portfolio managers for each Portfolio. Mr. Cowhey, Mr. Conger and Mr. Jacobson each also provides oversight of the Specialist Managers providing day-to-day portfolio management for certain other pooled investment vehicles and separately managed accounts, but does not directly provide such day-to-day services to any other accounts or portfolios.

CONFLICTS OF INTEREST. While there are certain conflicts of interest inherent in directly managing one portfolio while providing oversight services to multiple other portfolios, as discussed above, HC Capital believes that the limited nature of the role of managing a Portfolio’s investments in ETFs, index futures and forwards combined with the policies and procedures adopted by HC Capital, minimizes the potential impact of any such conflicts.

COMPENSATION. Mr. Cowhey, Mr. Conger and Mr. Jacobson each receives a base salary and an annual bonus, which is at the discretion of the Adviser and is not directly linked to the performance of any one or more accounts.

IronBridge Capital Management LP (“IronBridge”) IronBridge serves as a Specialist Manager for The Small Capitalization—Mid Capitalization Equity Portfolio and The Institutional Small Capitalization—Mid Capitalization Equity Portfolio. Messrs. Christopher Faber, Samuel Eddins and various officers have a controlling interest in IronBridge. Listed below are the portfolio managers responsible for making day-to-day investment decisions for that portion of these Portfolios allocated to IronBridge. Messrs. Faber and Madden also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

OTHER ACCOUNTS MANAGED —TOTAL

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Chris Faber	2	$1.2 billion	2	$8.5 million	17	$446 million
Jeff Madden	2	$1.2 billion	2	$8.5 million	17	$446 million
Tom Fanter	2	$1.2 billion	2	$8.5 million	18	$480 million

82

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Chris Faber	0	$0	0	$0	0	$0
Jeff Madden	0	$0	0	$0	0	$0
Tom Fanter	0	$0	0	$0	1	$34 million

CONFLICTS OF INTEREST. IronBridge has policies and procedures in place to address potential conflicts of interest that may arise between a portfolio manager’s management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities.

While there is no guarantee that such policies and procedures will be effective in all cases, IronBridge believes that all issues relating to potential material conflicts of interest involving this Portfolio and its other managed accounts have been addressed.

COMPENSATION. IronBridge portfolio manager’s compensation is based on a base salary and annual bonus. The annual bonus is tied to individual professional performance throughout the year and the success of the firm, rather than the performance of individual accounts. Portfolio managers have the option to take the bonus in cash or equity ownership of IronBridge. Ownership in IronBridge aligns our portfolio managers’ long term interests with those of our clients.

Jennison Associates LLC (“Jennison”) Jennison serves as a Specialist Manager for The Growth Equity Portfolio and The Institutional Growth Equity Portfolio. Jennison is organized under the laws of Delaware as a single member limited liability company whose sole member is Prudential Investment Management, Inc., which is a direct, wholly-owned subsidiary of Prudential Asset Management Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. Kathleen A. McCarragher, Managing Director and Head of Growth Equity at Jennison, is responsible for making day-to-day investment decisions for that portion of these Portfolios allocated to Jennison. Ms. McCarragher also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

OTHER ACCOUNTS MANAGED — TOTAL

THE GROWTH EQUITY PORTFOLIO

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Kathleen A. McCarragher	15	$43 billion	3	$811 million	16	$2.8 billion

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES			OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS		NUMBER	TOTAL ASSETS
Kathleen A. McCarragher	2	$2.7 billion	0	$	N/A	0	$	N/A

83

THE INSTITUTIONAL GROWTH EQUITY PORTFOLIO

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Kathleen A. McCarragher	15	$42.9 billion	3	$811 million	16	$2.8 billion

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES			OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS		NUMBER	TOTAL ASSETS
Kathleen A. McCarragher	2	$2.7 billion	0	$	N/A	0	$	N/A

POTENTIAL CONFLICTS OF INTEREST. Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.

•	Long only accounts/long-short accounts:

Jennison manages accounts in strategies that only hold long securities positions as well as accounts in strategies that are permitted to sell securities short. Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. For example, Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short.

•	Multiple strategies:

Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.

•	Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers:

Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, Jennison’s affiliates may provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides “seed capital” or other capital for a fund or account, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund or account. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing “seeded” accounts alongside “non-seeded” accounts can create an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison. Jennison could favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.

•	Non-discretionary accounts or models:

Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. Recommendations for some non-discretionary models that are derived from discretionary portfolios are communicated after the discretionary portfolio has traded. The non-discretionary clients could be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients, or vice versa.

84

•	Higher fee paying accounts or products or strategies:

Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising nondiscretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.

•	Personal interests:

The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.

How Jennison Addresses These Conflicts of Interest

The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, time, aggregation and timing of investments. Portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.

Additionally, Jennison has developed policies and procedures that seek to address, mitigate and assess these conflicts of interest. Jennison cannot guarantee, however, that its policies and procedures will detect and prevent, or lead to the disclosure of, each and every situation in which a conflict may arise.

•	Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, the allocation of transactions across multiple accounts, and the timing of transactions between its non-wrap accounts and its wrap fee accounts.

•	Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long in other fundamental portfolios.

•	Jennison has adopted procedures to review allocations or performance dispersion between accounts with performance fees and non-performance fee based accounts and to review overlapping long and short positions among long accounts and long-short accounts.

•	Jennison has adopted a code of ethics and policies relating to personal trading.

•	Jennison provides disclosure of these conflicts as described in its Form ADV.

COMPENSATION. Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a deferred compensation program where all or a portion of the cash bonus can be invested in a variety of predominantly Jennison-managed investment strategies on a tax-deferred basis.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation:

85

The following primary quantitative factor is reviewed for the portfolio manager:

•	One-, three-, five- year and longer term pre-tax investment performance of groupings of accounts managed by the portfolio manager in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible.

•	Performance for the composite of accounts that includes the portions of the Growth Equity Portfolio and the Institutional Growth Equity Portfolio managed by Ms. McCarragher is measured against the Russell 1000 Growth Index.

The qualitative factors reviewed for the portfolio manager may include:

•	The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;

•	Historical and long-term business potential of the product strategies;

•	Qualitative factors such as teamwork and responsiveness; and

•	Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation.

Lazard Asset Management LLC (“Lazard”) serves as a Specialist Manager for The Institutional International Equity Portfolio. Below are the portfolio managers responsible for making day-to-day investment decisions for that portion of these Portfolios allocated to Lazard. Messrs. Moghtader, Ivanenko, Lai and Scholl also provide portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

THE INSTITUTIONAL INTERNATIONAL EQUITY PORTFOLIO

OTHER ACCOUNTS MANAGED — TOTAL

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Paul Moghtader	2	$306 million	6	$926 million	21	$1,556 million
Taras Ivanenko	2	$306 million	6	$926 million	21	$1,556 million
Alex Lai	2	$306 million	6	$926 million	21	$1,556 million
Craig Scholl	2	$306 million	6	$926 million	21	$1,556 million

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Paul Moghtader	0	$0	1	$466 million	2	$413 million
Taras Ivanenko	0	$0	1	$466 million	2	$413 million
Alex Lai	0	$0	1	$466 million	2	$413 million
Craig Scholl	0	$0	1	$466 million	2	$413 million

86

CONFLICTS OF INTEREST. As an investment adviser, Lazard by definition is a fiduciary to its clients. As such, Lazard is obligated to place its clients’ interests before its own. Due to the nature of the investment advisory business, conflicts of interests do arise. For example, conflicts may arise with regard to personal securities transactions, the use of clients’ commissions to obtain research and brokerage services, errors, trade allocations, performance fee accounts, and the use of solicitors. In recognition of these potential conflicts of interest, Lazard has established written policies and procedures so that it can operate its business within applicable regulatory guidelines.

Individual fund managers may manage multiple accounts for multiple clients. In addition to the Portfolios, these other accounts may include separate accounts, pension and profit sharing plans, foundations and 401(k) plans. Lazard manages all accounts on a team basis. Lazard manages potential conflicts of interest between a fund and other types of accounts through allocation policies and oversight by Lazard’s compliance department. Lazard intends that all clients are treated fairly and equitably. When Lazard deems the purchase or sale of the same security to be in the best interest of two or more advisory accounts, Lazard may aggregate, to the extent permitted by law, the securities to be purchased and sold in order to seek more favorable prices, lower brokerage commissions or more efficient execution. An allocation of a trade will not be given to any account solely based on a favorable execution or on the relationship of the account to Lazard or its personnel.

COMPENSATION. The portfolio manager/analysts are compensated in three different forms: base salary, annual bonus and long-term incentives. The portfolio manager/analysts receive a base salary, which reflects their responsibilities and experience. Base salaries are competitive within the marketplace. The second component is an annual bonus payment that is tied to the success of the business and the third portion of the compensation is Lazard stock, which vests over a period of time. All members of the team participate in this compensation plan.

Mellon Capital Management Corporation (“Mellon Capital”) serves as a Specialist Manager for The Value Equity Portfolio, The Institutional Value Equity Portfolio, The Growth Equity Portfolio, The Institutional Growth Equity Portfolio, The Small Capitalization—Mid Capitalization Equity Portfolio, The Institutional Small Capitalization—Mid Capitalization Equity Portfolio, The Real Estate Securities Portfolio, The Commodity Returns Strategy Portfolio, The ESG Growth Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio, The Fixed Income Opportunity Portfolio, The Core Fixed Income Portfolio, The U.S. Government Fixed Income Securities Portfolio, The Inflation Protected Securities Portfolio, The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio, and The U.S. Corporate Fixed Income Securities Portfolio. Mellon Capital is a wholly-owned, indirect subsidiary of The Bank of New York Mellon Corporation. Below are the portfolio managers responsible for making day-to-day investment decisions for that portion of these Portfolios allocated to Mellon Capital. Ms. Karen Wong, Mr. William Cazalet, Mr. Ronald Gala, Ms. Kristin Crawford, Mr. Pete Goslin, Mr. David Kwan, Mr. Paul Benson, Mr. Gregg Lee, Mr. Manual Hayes, Mr. John DiRe, and Ms. Stephanie Shu also provide portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. The assets listed below are managed utilizing a team approach. Certain information about these responsibilities is set forth below.

VALUE EQUITY

INSTITUTIONAL VALUE EQUITY, GROWTH EQUITY

INSTITUTIONAL GROWTH EQUITY

SMALL CAPITALIZATION—MID CAPITALIZATION EQUITY

INSTITUTIONAL SMALL CAPITALIZATION—MID CAPITALIZATION EQUITY PORTFOLIOS

OTHER ACCOUNTS MANAGED — TOTAL

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Karen Wong	105	$90.007 million	97	$82,681 million	78	$128,343 million
William Cazalet	20	$4.783 million	16	$651 million	52	$7,720 million
Ronald Gala	20	$4.783 million	16	$651 million	52	$7,720 million
Kristin Crawford	20	$4.783 million	16	$651 million	52	$7,720 million

87

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Karen Wong	0	$0	0	$0	0	$0
William Cazalet	0	$0	2	$145 million	7	$755 million
Ronald Gala	0	$0	2	$145 million	7	$755 million
Kristin Crawford	0	$0	2	$145 million	7	$755 million

REAL ESTATE SECURITIES

COMMODITY RETURNS STRATEGY

INTERNATIONAL EQUITY

INSTITUTIONAL INTERNATIONAL EQUITY

EMERGING MARKETS PORTFOLIOS

OTHER ACCOUNTS MANAGED — TOTAL

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Karen Wong	105	$90.007 million	97	$82,681 million	78	$128,343 million
William Cazalet	20	$4.783 million	16	$651 million	52	$7,720 million
Peter Goslin	20	$4.783 million	16	$651 million	52	$7,720 million
Kristin Crawford	20	$4.783 million	16	$651 million	52	$7,720 million

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Karen Wong	0	$0	0	$0	0	$0
William Cazalet	0	$0	2	$145 million	7	$755 million
Peter Goslin	0	$0	2	$145 million	7	$755 million
Kristin Crawford	0	$0	2	$145 million	7	$755 million

88

THE CORE FIXED INCOME PORTFOLIO

THE U.S. CORPORATE FIXED INCOME SECURITIES PORTFOLIO

THE US GOVERNMENT FIXED INCOME SECURITIES PORTFOLIO

THE US MORTGAGE/ASSET BACKED FIXED INCOME SECURITIES PORTFOLIO

THE FIXED INCOME OPPORTUNITY PORTFOLIO

OTHER ACCOUNTS MANAGED — TOTAL

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Paul Benson	20	$10,225 million	46	$16,370 million	38	$22,820 million
David C. Kwan	20	$10,225 million	46	$16,370 million	38	$22,820 million
Gregg Lee	20	$10,225 million	46	$16,370 million	38	$22,820 million
Manual Hayes	20	$10,225 million	46	$16,370 million	38	$22,820 million
John DiRe	20	$10,225 million	46	$16,370 million	38	$22,820 million
Stephanie Shu	20	$10,225 million	46	$16,370 million	38	$22,820 million

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Paul Benson	0	$0	0	$0	0	$0 million
David C. Kwan	0	$0	0	$0	0	$0 million
Gregg Lee	0	$0	0	$0	0	$0 million
Manual Hayes	0	$0	0	$0	0	$0 million
John DiRe	0	$0	0	$0	0	$0 million
Stephanie Shu	0	$0	0	$0	0	$0 million

THE INFLATION PROTECTED SECURITIES PORTFOLIO

OTHER ACCOUNTS MANAGED — TOTAL

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Paul Benson	20	$10,225 million	46	$16,370 million	38	$22,820 million
David C. Kwan	20	$10,225 million	46	$16,370 million	38	$22,820 million
Wyatt Cerny	20	$10,225 million	46	$16,370 million	38	$22,820 million

89

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Paul Benson	0	0	0	0	0	0
David C. Kwan	0	0	0	0	0	0
Wyatt Cerny	0	0	0	0	0	0

THE ESG GROWTH PORTFOLIO

OTHER ACCOUNTS MANAGED — TOTAL

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
William Cazalet	20	$4,551 million	17	$681 million	52	$7,048 million
Ronald Gala	20	$4,551 million	17	$681 million	52	$7,048 million
Kristin Crawford	20	$4,551 million	17	$681 million	52	$7,048 million
Karen Q. Wong	109	$100,523 million	97	$78,507 million	79	$122,187 million

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
William Cazalet	None		2	$154.9 million	7	$641.7 million
Ronald Gala	None		2	$154.9 million	7	$641.7 million
Kristin Crawford	None		2	$154.9 million	7	$641.7 million
Karen Q. Wong	None		None		None

CONFLICTS OF INTEREST. Mellon Capital is subject to certain fiduciary standards under federal law and owe clients an affirmative duty of utmost good faith to act solely in the best interests of the client and to make full and fair disclosure of all material facts, particularly where Mellon Capital’s interests may conflict with the client’s best interest.

Performance Fees – We have entered into performance-based fee arrangements for certain client accounts and funds. Most of these arrangements provide for an asset-based management fee, based on the market value of the account at month end, quarter end or based on average market value, plus a performance fee based on the portfolio’s net return in excess of a specified benchmark and/or hurdle rate during a designated period of time. The performance is based on both realized and unrealized gains and losses. Some performance fee calculations include a high water mark, which keeps track of the highest level of performance on which a performance fee has been paid and which must be exceeded in order for an additional performance fee to be assessed. For more detailed information on how performance fees are calculated, please see the applicable private placement memorandum or your investment management agreement.

Side-by-Side Management -“Side-by-side management” refers to our simultaneous management of multiple types of client accounts/investment products. For example, we manage separate accounts, managed accounts/wrap-fee programs, and pooled investment vehicles for clients at the same time. Our clients have a variety of investment objectives, policies, strategies, limitations, and restrictions. Side-by-side management gives rise to a variety of potential and actual conflicts of interest for us, our employees, and our supervised persons. Below we discuss the conflicts that we and our employees and supervised persons face when engaging in side-by-side management and how we deal with them. Note that certain of our employees are also officers or employees of one or more Firm affiliates (“dual officers”). These dual officers undertake investment management duties for the affiliates of which they are officers. When we concurrently manage client accounts/ investment products, and in particular when dual officers or dual employees are involved, this presents the same conflicts as described below. Note that we manage our accounts consistent with applicable laws, and we follow procedures that are reasonably designed to treat our clients fairly and to prevent any client or group of clients from being systematically favored or disadvantaged.

90

Conflicts of Interest Relating to Side-by-Side Management of Discretionary and Non-Discretionary Accounts—In limited circumstances, we may provide to a third party for which we provide non-discretionary advisory services the same model portfolio used to manage certain of our clients’ accounts. In those cases where we are implementing the model results for only a portion of the assets affected (for example, only the assets over which we have discretionary management authority) and therefore, we cannot apply our internal trade allocation procedures, we will (i) use reasonable efforts to agree on procedures with such non-discretionary clients designed to prevent one group of clients from receiving preferential trading treatment over another group, or (ii) determine that, due to the nature of the assets to be traded or the market on which they are traded, no client would likely be adversely affected if such procedures are not established.

Conflicts of Interest Relating to Performance-Based Fees When Engaging in Side-by-Side Management —We manage accounts that are charged a performance-based fee and other accounts that are charged a different type of fee, such as a flat asset-based fee. We have a financial incentive to favor accounts with performance-based fees because we (and our employees and supervised persons) may have an opportunity to earn greater fees on such accounts as compared to client accounts without performance-based fees. Thus, we have an incentive to direct our best investment ideas to client accounts that pay performance-based fees, and to allocate, aggregate, or sequence trades in favor of such accounts. We also have an incentive to give accounts with performance-based fees better execution and better brokerage commissions.

Conflicts of Interest Relating to Accounts with Different Strategies -We manage numerous accounts with a variety of strategies, which may present conflicts of interest. For example, a long/short position in two client accounts simultaneously can result in a loss to one client based on a decision to take a gain in the other. Taking concurrent conflicting positions in certain derivative instruments can likewise cause a loss to one client and a gain to another. We also may face conflicts of interest when we have uncovered option strategies and significant positions in illiquid securities in side-by-side accounts.

Conflicts of Interest Relating to the Management of Multiple Client Accounts -We perform investment advisory services for various clients. We may give advice and take action in the performance of our duties with respect to any of our other clients which may differ from the advice given, or the timing or nature of action taken, with respect another client. We have no obligation to purchase or sell for a client any security or other property which we purchase or sell for our own account or for the account of any other client, if we believe it is undesirable or impractical to take such action. We may give advice or take action in the performance of our duties with respect to any of our clients which may differ from the advice given, or the timing or nature of action taken, by our affiliates on behalf of their clients.

Conflicts of Interest Relating to Investment in Affiliated Accounts—To the extent permissible under applicable law, we may decide to invest some or all of our temporary investments in money market or similar accounts advised or managed by a BNY Mellon affiliate. In addition, we may invest client accounts in affiliated pooled vehicles. We have an incentive to allocate investments to these types of affiliated accounts in order to generate additional fees for us or our affiliates. In certain instances, we may enter into revenue sharing arrangements with affiliates where we may receive a portion of the fee, or bill the full fee to the client and reimburse the affiliate. We may also enter into wholesale arrangements with affiliates where we receive only a portion of the client fee. For certain accounts with affiliates, some of the fees, such as custody fees, may be waived or rebated.

Conflicts of Interest Relating to the Discretion to Redeem from and Invest in Pooled Investment Vehicles—Our clients may give us discretion to allocate client assets to, and/or redeem client assets from, certain pooled investment vehicles we manage or sub-advise. Sometimes, such discretionary authority is restricted by asset allocation parameters which may limit our discretion to allocate to a percentage range of the value of a client’s account. When a client grants us that discretion, a conflict could arise with respect to such client, and also with respect to other investors in such pooled investment vehicle. We may, for example, have an incentive to maintain a larger percentage of a client’s assets in a fund in order for such assets to act as seed capital, to increase the fund’s assets under management and thus, to make investment by other investors more attractive, or to maintain the continuity of a performance record if the client is the sole remaining investor. Likewise, as the manager or sub-adviser, we will have information that investors will not have about the investments held by a fund and about other investors’ intentions to invest or redeem. Such information could potentially be used to favor one investor over another.

Conflicts of Interest Relating to “Proprietary Accounts” -We, and our existing and future employees may from time to time invest in products managed by the Firm and we or related persons may establish “seeded” funds or accounts for the purpose of developing new investment strategies and products (collectively, “Proprietary Accounts”). Investment by the Firm, or our employees in Proprietary Accounts that invest in the same securities as other client accounts may create conflicts of interest. We have an incentive to favor these Proprietary Accounts by directing our best investment ideas to these accounts or allocating, aggregating, or sequencing trades in favor of such accounts, to the disadvantage of other accounts. We also have an incentive to dedicate more time and attention to our Proprietary Accounts and to give them better execution and brokerage commissions than our other client accounts. We also may waive fees for Proprietary Accounts or for certain affiliated persons who invest in such Proprietary Accounts.

91

Valuations—A majority of the Firm’s fees are based on the valuations provided by clients’ custodians or pooled accounts’ administrators. However, a conflict of interest may arise in overseeing the valuation of investments in the limited situations where the Firm is involved in the determination of the valuation of an investment. In such circumstances, we require, to the extent possible, pricing from an independent third party pricing vendor. If vendor pricing is unavailable, we then look to other observable inputs for the valuations. In the event that a vendor price or other observable inputs are unavailable or deemed unreliable, the Firm has established a Securities Pricing Committee to make a reasonable determination of a security’s fair value.

Other Conflicts of Interest -As noted previously, we manage numerous accounts with a variety of interests. This necessarily creates potential conflicts of interest for us. For example, may cause multiple accounts to invest in the same investment. Such accounts may have conflicting interests and objectives in connection with such investment, including differing views on the operations or activities of the portfolio company, the targeted returns for the transaction, and the timeframe for and method of exiting the investment. Conflicts may also arise in cases where multiple Firm and/or affiliate client accounts are invested in different parts of an issuer’s capital structure. For example, one of our client accounts could acquire debt obligations of a company while an affiliate’s client account acquires an equity investment. In negotiating the terms and conditions of any such investments, we may find that the interests of the debt-holding client accounts and the equity-holding client accounts may conflict. If that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, debt holding accounts may be better served by a liquidation of an issuer in which it could be paid in full, while equity holding accounts might prefer a reorganization of the issuer that would have the potential to retain value for the equity holders. As another example, holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be Firm client accounts. Any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis. Any such discussions will factor in the interests of the relevant parties and applicable laws.

Addressing Conflicts of Interest -We have a fiduciary duty to manage all client accounts in a fair and equitable manner. To accomplish this, the Firm has adopted various policies and procedures (including, but not limited to, policies relating to trading operations, best execution, trade order aggregation and allocation, short sales, cross-trading, code of conduct, personal securities trading, and purchases of securities from affiliated underwriters). These procedures are intended to help employees identify and mitigate potential side-by-side conflicts of interest such as those described above. We have also developed a conflicts matrix listing potential side-by-side conflicts, the compliance policies and procedures reasonably designed to mitigate such potential conflicts of interest and the corresponding compliance testing program established with the goal of confirming the Firm’s adherence to such policies and procedures.

COMPENSATION. The primary objectives of the Mellon Capital compensation plans are to motivate and reward continued growth and profitability, attract and retain high-performing individuals critical to the on-going success of Mellon Capital, motivate and reward superior business/investment performance and create an ownership mentality for all plan participants.

The investment professionals’ cash compensation is comprised primarily of a market-based base salary and (variable) incentives (cash and deferred). An investment professional’s base salary is determined by the employees’ experience and performance in the role, taking into account the ongoing compensation benchmark analyses. A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Funding for the Mellon Capital Annual and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon Capital profitability. Therefore, all bonus awards are based initially on Mellon Capital’s financial performance. The performance period under which annual incentive opportunities earned covers the January 1 through December 31st calendar year. The compensation for each individual is evaluated on a total compensation basis, in which combined salaries and incentives are reviewed against competitive market data (benchmarks) for each position annually. Incentive awards are 100% discretionary. Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) including both short and long term returns and qualitative behavioral factors. Other factors considered in determining the award are the asset size and revenue growth/retention of the products managed. Awards are paid in partially in cash with the balance deferred through the Long Term Incentive Plan.

These positions that participate in the Long Term Incentive Plan have a high level of accountability and a large impact on the success of the business due to the position’s scope and overall responsibility. This plan provides for an annual award, payable in cash after a three-year cliff vesting period as well as a grant of BNY Mellon Restricted Stock for senior level roles.

Mellon Capital’s portfolio managers responsible for managing mutual funds are paid by Mellon Capital and not by the mutual funds. The same methodology described above is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts. Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and

92

welfare benefits available to all Mellon Capital employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under Bank of New York Mellon Deferred Compensation Plan for Employees.

Pacific Investment Management Company LLC (“PIMCO”) PIMCO serves as a Specialist Manager for The Institutional Value Equity Portfolio, The Institutional Growth Equity and The Commodity Returns Strategy Portfolios. The address of PIMCO’s U.S. headquarters is at 650 Newport Center Drive, Newport Beach, CA 92660. PIMCO is a majority owned subsidiary of Allianz Asset Management with minority interests held by certain of its current and former officers, by Allianz Asset Management of America LLC, and by PIMCO Partners, LLC, a California limited liability company. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE.

THE INSTITUTIONAL VALUE EQUITY PORTFOLIO

THE INSTITUTIONAL GROWTH EQUITY PORTFOLIO

Sudi Mariappa and Mohsen Fahmi are primarily responsible for the day-to-day management of the assets of the Portfolios. Sudi Mariappa and Mohsen Fahmi each also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

OTHER ACCOUNTS MANAGED — TOTAL (As of June 30, 2015)

THE INSTITUTIONAL VALUE EQUITY PORTFOLIO

The table below represents the assets and accounts where Sudi Mariappa and Mohsen Fahmi serve as primary portfolio managers. Sudi Mariappa and Mohsen Fahmi have additional responsibilities in managing portfolios besides those where they serve each as primary portfolio manager.

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Sudi Mariappa	13	$23,264.93 million	4	$1,426.69 million	64	$20,033.40 million
Mohsen Fahmi	20	$41,362.42 million	6	$5,606.61 million	6	$2,505.41 million

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Sudi Mariappa	0	$0.00	1	$83.67 million	9	$3,853.09 million
Mohsen Fahmi	0	$0.00	1	$83.67 million	1	$219.83 million

THE INSTITUTIONAL GROWTH EQUITY PORTFOLIO

The table below represents the assets and accounts where Sudi Mariappa and Mohsen Fahmi serve as primary portfolio managers. Sudi Mariappa and Mohsen Fahmi have additional responsibilities in managing portfolios besides those where they serve each as primary portfolio manager.

93

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Sudi Mariappa	13	$23,264.93 million	4	$1,426.69 million	64	$20,033.40 million
Mohsen Fahmi	20	$41,362.42 million	6	$5,606.61 million	6	$2,505.41 million

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Sudi Mariappa	0	$0.00	1	$83.67 million	9	$3,853.09 million
Mohsen Fahmi	0	$0.00	1	$83.67 million	1	$219.83 million

THE COMMODITY RETURNS STRATEGY PORTFOLIO

Nicholas Johnson is primarily responsible for the day-to-day management of the assets of the Portfolio. Mr. Johnson also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

OTHER ACCOUNTS MANAGED — TOTAL

The table below represents the assets and accounts where Nicholas Johnson serves as primary portfolio manager.

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Nicholas Johnson	6	$16,255.49 million	6	$1,489.06 million	9	$1,691.24 million

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Nicholas Johnson	0	$0.00	0	$0.00	0	$0.00

CONFLICTS OF INTEREST. From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Portfolios, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Portfolios, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolios. The other accounts might also have different investment objectives or strategies than the Portfolios.

Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Portfolios or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Portfolios or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Portfolios or other accounts managed by PIMCO.

94

Knowledge and Timing of Portfolio Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Portfolios. Because of their positions with the Portfolios, the portfolio managers know the size, timing and possible market impact of the Portfolios’ trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Portfolios.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Portfolios and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolios and the other accounts to participate fully. In addition, regulatory issues applicable to PIMCO or one or more Portfolios or other accounts may result in certain Portfolios not receiving securities that may otherwise be appropriate for them. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolios and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting the Portfolios’ investment opportunities may also arise when the Portfolios and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Portfolios own senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Portfolios’ investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Portfolio. Moreover, a Portfolio or other account managed by PIMCO may invest in a transaction in which one or more other portfolios or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. Such portfolios or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between the Portfolios and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Portfolio.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Portfolios. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Portfolios and such other accounts on a fair and equitable basis over time.

COMPENSATION. PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary and discretionary performance bonuses, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Key Principles on Compensation Philosophy include:

•	PIMCO’s pay practices are designed to attract and retain high performers.

•	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic and meritocracy.

•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation.

•	PIMCO’s “Discern and Differentiate” discipline is exercised where individual performance ranking is used for guidance as it relates to total compensation levels.

95

The Total Compensation Plan consists of three components:

• Base Salary—Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in the market levels. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

• Performance Bonus—Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process. Award amounts are determined at the discretion of the Compensation Committee (and/or certain senior portfolio managers, as appropriate) and will also consider firm performance.

• Long Term Incentive Compensation—Long Term Incentive Plan (LTIP) is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and long-term incentive awards. PIMCO incorporates a progressive allocation of long-term incentive awards as a percentage of total compensation which is in line with market practices.

The LTIP provides participants with cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to PIMCO’s success.

Participation in the LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•	3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Portfolios) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

PORTFOLIO MANAGER OWNERSHIP: To the best of our knowledge, based on the information available for the time period ending June 30, 2015 the portfolio managers of the Commodity Returns Strategy Portfolio, the Fixed Income Opportunity Portfolio, the Institutional Value Equity Portfolio and the Institutional Growth Equity Portfolio did not own any shares of those funds.

96

Parametric Portfolio Associates LLC (“Parametric”.) Parametric serves as a Specialist Manager to The Value Equity Portfolio, The Institutional Value Equity Portfolio, The Growth Equity Portfolio, The Institutional Growth Equity Portfolio, The Small Capitalization—Mid Capitalization Equity Portfolio, The Institutional Small Capitalization—Mid Capitalization Equity Portfolio, The Real Estate Securities Portfolio, The Commodity Returns Strategy Portfolio, The ESG Growth Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio and The Fixed Income Opportunity Portfolio. Listed below are the portfolio managers responsible for making day-to-day investment decisions for that portion of these Portfolios allocated to Parametric. Messrs. Lee, Strohmaier and Zweber are portfolio managers for the Defensive Equity Strategy and provide portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Messrs. Henne Talmo and Nelson are portfolio managers for the Liquidity Strategy and provide portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Messrs. Henne, Talmo and Nelson are also portfolio managers for The ESG Growth Portfolio.

DEFENSIVE EQUITY STRATEGY: OTHER ACCOUNTS MANAGED — TOTAL*

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Tom Lee, CFA	2	$154 million	5	$1,899 million	31	$3.03 billion
Jay Strohmaier, CFA	1	$132 million	1	$1,521 million	16	$1.79 billion
Alex Zweber, CFA	1	$132 million	1	$1,521 million	16	$1.79 billion

*	None of these accounts has an advisory fee based on performance.

Note: The Adviser or Sub-Adviser utilizes a team-based approach to portfolio management, and each of the portfolio managers listed are jointly and primarily responsible for the management of a portion of the accounts listed in each category.

LIQUIDITY STRATEGY:

THE ESG GROWTH PORTFOLIO:

OTHER ACCOUNTS MANAGED — TOTAL*

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Justin Henne, CFA	31	$624 million	0	$0	396	$52.35 billion
Clint Talmo, CFA	0	$0	0	$0	201	$26.06 billion
Jason Nelson, CFA	0	$0	0	$0	201	$26.06 billion

*	None of these accounts has an advisory fee based on performance.

CONFLICTS OF INTEREST. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Portfolio’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other hand. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Portfolio and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the Portfolio and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Portfolio. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. Parametric has adopted policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern Parametric’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

97

COMPENSATION. Parametric’s compensation structure for senior portfolio managers consists of a fixed base salary and an incentive bonus that is determined annually based on a percentage of the firm’s operating profit. In addition, senior portfolio managers who are also principals of the firm receive quarterly equity-based distributions based on their percentage of ownership of the firm. Other investment professionals receive a fixed base salary and an annual discretionary bonus that is determined based on the individual’s performance and the financial performance of the firm. Individual investment professional performance is assessed by the chief investment officer based on the quality of service and advice provided to clients and the level of value added to the investment team and Parametric. None of the investment professionals’ compensation is directly tied to account performance or the value of assets held in accounts or growth in the value of accounts. Some portfolio managers who are not currently equity owners of the firm may receive an incentive grant that has some of the characteristics of actual equity ownership but is not actual equity in the firm (i.e., phantom equity).

Pzena Investment Management LLC (“Pzena”) Pzena serves a Specialist Manager for The Small Capitalization—Mid Capitalization Equity Portfolio and The Institutional Small Capitalization—Mid Capitalization Equity Portfolio. Pzena is an investment adviser registered with the Securities and Exchange Commission pursuant to the Investment Advisers Act. Its headquarters are located at 320 Park Avenue, 8th Floor, New York, NY 10022. Pzena Investment Management Inc., a publicly traded company (PZN), is the sole managing member of Pzena. The address of Pzena Investment Management, Inc.’s headquarters is 320 Park Avenue, 8th Floor, New York, NY 10022. Evan Fox, Benjamin Silver and John Flynn are primarily responsible for the day-to-day management of that portion of the assets of the Portfolios allocated to Pzena. These individuals also provide portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

OTHER ACCOUNTS MANAGED — TOTAL

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Evan Fox	0	$0	0	$0	0	$0
Benjamin S. Silver	5	$88,348.76 million	30	$757.24 million	104	$4,801.01 million
John J. Flynn	0	$0	9	$21.54 million	31	$1,228.53 million

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Evan Fox	0	$0	0	$0	0	$0
Benjamin S. Silver	1	$55,483.38 million	0	$0	3	$772.92 million
John J. Flynn	0	$0	0	$0	1	$6.77 million

CONFLICTS OF INTEREST. In Pzena’s view, conflicts of interest may arise in managing the Portfolios’ investments, on the one hand, and the portfolios of Pzena’s other clients and/or accounts (together “Accounts”), on the other. Set forth below is a brief description of some of the material conflicts that may arise and Pzena’s policy or procedure for handling them. Although Pzena has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

The management of multiple Accounts inherently means there may be competing interests for the portfolio management team’s time and attention. Pzena seeks to minimize this by utilizing one investment approach (i.e., classic value investing), and by managing all Accounts on a product specific basis. Thus, all small cap value Accounts, whether they be Portfolios’ accounts, institutional accounts or individual accounts are managed using the same investment discipline, strategy and proprietary investment model as those used for the Portfolios.

98

If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Account, the Portfolios may not be able to take full advantage of that opportunity. However, Pzena has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly. First, all orders are allocated among portfolios of the same or similar mandates at the time of trade creation/ initial order preparation. Factors affecting allocations include availability of cash to existence of client imposed trading restrictions or prohibitions, and the tax status of the Account. The only changes to the allocations made at the time of the creation of the order, are if there is a partial fill for an order. Depending upon the size of the execution, Pzena may choose to allocate the executed shares through pro-rata breakdown, or on a random basis. As with all trade allocations each Account generally receives pro rata allocations of any new issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding an account from an otherwise acceptable IPO or new issue investment include the account having FINRA restricted person status, lack of available cash to make the purchase, or a client imposed trading prohibition on IPOs or on the business of the issuer.

With respect to securities transactions for the Accounts, Pzena determines which broker to use to execute each order, consistent with its duty to seek best execution. Pzena will bunch or aggregate like orders where to do so will be beneficial to the Accounts. However, with respect to certain Accounts, Pzena may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Pzena may place separate, non-simultaneous, transactions for the Portfolios and another Account, which may temporarily affect the market price of the security or the execution of the transaction to the detriment one or the other.

Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the Portfolios or other Accounts. To address this, Pzena has adopted a written Code of Business Conduct and Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Portfolio shareholders’ interests) or its current investment strategy. The Code of Business Conduct and Ethics generally requires that most transactions in securities by Pzena’s Access Persons and their spouses, whether or not such securities are purchased or sold on behalf of the Accounts, be cleared prior to execution by appropriate approving parties and compliance personnel. Securities transactions for Access Persons’ personal accounts also are subject to monthly reporting requirements, and annual and quarterly certification requirements. Access Person is defined to include any employee or officer of Pzena. In addition, no Access Person shall be permitted to effect a short-term trade (i.e., to purchase and subsequently sell, or to sell and subsequently purchase, within 60 calendar days) of non-exempt securities. Finally, orders for proprietary Accounts (i.e., accounts of Pzena’s principals, affiliates or employees or their immediate family which are managed by Pzena) are subject to written trade allocation procedures designed to ensure fair treatment to client accounts.

Proxy voting for the Portfolios’ and the other Accounts’ securities holdings may also pose certain conflicts. Pzena has identified the following areas of concern: (1) where Pzena manages the assets of a publicly traded company, and also holds that company’s or an affiliated company’s securities in one or more Accounts; (2) where Pzena manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more Accounts; (3) where Pzena has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios; and (4) where a Pzena officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. For purposes hereof, an immediate family member shall be a spouse, child, parent, or sibling. Pzena proxy policies provide for various methods of dealing with these and any other conflict scenarios subsequently identified, including notifying clients and seeking their consent or instructions on how to vote, and deferring to the recommendation of an independent third party where a conflict exists.

Pzena manages some Accounts under performance based fee arrangements. Pzena recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying the higher performance fee. To prevent conflicts of interest associated with managing accounts with different compensation structures, Pzena generally requires portfolio decisions to be made on a product specific basis. Pzena also requires pre-allocation of all client orders based on specific fee-neutral criteria set forth above. Additionally, Pzena requires average pricing of all aggregated orders. Finally, Pzena has adopted a policy prohibiting portfolio managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.

COMPENSATION. Portfolio managers and other investment professionals at Pzena are compensated through a combination of fixed base salary, performance bonus and equity ownership, if appropriate due to superior performance. Pzena avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm’s value investment philosophy. The portfolio managers’ bonuses are not specifically dependent upon the performance of the Portfolios relative to the performance of the Portfolios’ benchmarks. For investment professionals, we examine such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, we always look at the person as a whole and the contributions that they have made and are likely to make in the future. The time frame we examine for bonus compensation is annual. Longer-term success is required for equity ownership consideration. Ultimately, equity ownership is the primary tool used by Pzena for attracting and retaining the best people. The equity ownership in Pzena as of June 30, 2015 of each member of the investment team who makes investment decisions for the Portfolios is as follows:

99

Evan Fox	Less than 5%
Benjamin S. Silver	Less than 5%
John J. Flynn	Less than 5%

Standish Mellon Asset Management Company LLC (“Standish”) Standish serves as the Specialist Manager for The Intermediate Term Municipal Bond Portfolio. Standish is a wholly-owned, indirect subsidiary of The Bank of New York Mellon Corporation. Christine Todd, CFA and Daniel Marques, CFA are responsible for the day-to-day management of the Portfolio. These individuals also provide portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

OTHER ACCOUNTS MANAGED* — TOTAL

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Christine Todd	3	$1.3 billion	1	$404 million	73	$404 million
Daniel Marques	1	$1.5 billion	1	$383 million	237	$1.6 billion

*	None of these accounts has an advisory fee based on performance.

CONFLICTS OF INTEREST. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the fund as well as one or more other accounts. The adviser has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.

• A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The adviser has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

• A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the adviser generally requires that such trades be “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the adviser will place the order in a manner intended to result in as favorable a price as possible for such client.

• A portfolio manager may favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the adviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The investment performance for specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below.

100

• A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The adviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

• If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, the adviser seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

COMPENSATION. Standish, not the Portfolio, compensates the portfolio managers. The portfolio managers’ compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term).

Funding for the Standish Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Standish’s overall performance as opposed to the performance of a single product or group.

All investment professionals are eligible to receive incentive awards. Cash awards are payable in the February month end pay of the following year. Most of the awards granted have some portion deferred for three years in the form of deferred cash, The Bank of New York Mellon equity, investment vehicle (consisting of investments in a range of Standish Products), or a combination of the above.

Individual awards for portfolio managers are discretionary, based on both individual and multi-sector product risk adjusted performance relative to both benchmarks and peer comparisons over one year, three year and five year periods. Also considered in determining individual awards are team participation and general contributions to Standish. Individual objectives and goals are also established at the beginning of each calendar year and are taken into account.

Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to BNY Mellon’s Elective Deferred Compensation Plan.

Sustainable Growth Advisers (“SGA”) serves as a Specialist Manager for The Growth Equity Portfolio and the Institutional Growth Equity Portfolio. The principals and officers of SGA own a controlling interest in SGA. George P. Fraise, Gordon M. Marchand and Robert L. Rohn, who together co-founded SGA in 2003, will be primarily responsible for day-to-day management of that portion of these Portfolios’ assets allocated to SGA. This team also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

OTHER ACCOUNTS MANAGED*

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
George P. Fraise	17	$3.222 billion	13	$692 million	54	$1.657 billion
Gordon M. Marchand	17	$3.222 billion	13	$692 million	54	$1.657 billion
Robert L. Rohn	17	$3.222 billion	13	$692 million	54	$1.657 billion

*	None of these accounts has an advisory fee based on performance.

CONFLICTS OF INTEREST. SGA has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager’s management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, SGA believes that all issues relating to potential material conflicts of interest involving this Portfolio and its other managed accounts have been addressed.

101

COMPENSATION. SGA’s portfolio manager compensation program consists of a base salary and participation in a company-funded retirement plan. In addition, all of SGA’s portfolio managers are equity owners of SGA, which entitles them to share in the firm’s profits and the long-term growth of the firm.

Vaughan Nelson Investment Management, L.P. —(“Vaughan Nelson”) serves as a Specialist Manager of The Commodity Returns Strategy Portfolio. Vaughan Nelson is an indirect wholly-owned subsidiary of Natixis Global Asset Management SA, a French investment banking/financial services firm, of which a minority share of ownership is publicly traded on the Euronext exchange in Paris. Vaughan Nelson is headquartered at 600 Travis Street, Suite 6300, Houston, Texas 77002. Founded in 1970, Vaughan Nelson has approximately $12.5 billion in assets under management as of December 31, 2015, in equity and fixed income strategies with its fixed income portfolio management team managing $3.1 billion in assets.

Listed below, effective March 29, 2016, are the portfolio managers responsible for making day-to-day investment decisions for The Commodity Returns Strategy Portfolio.

OTHER ACCOUNTS MANAGED — TOTAL (as of February 29, 2016)

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Steve Henriksen	0	$0	0	$0	155	$3,069 million
Charles Ellis	0	$0	0	$0	155	$3,069 million
Blanca Garza-Bianco	0	$0	0	$0	155	$3,069 million

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER	ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Steve Henriksen	0	$0	0	$0	0	$0
Charles Ellis	0	$0	0	$0	0	$0
Blanca Garza-Bianco	0	$0	0	$0	0	$0

CONFLICTS OF INTERESTS.

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Vaughan Nelson has adopted policies and procedures to mitigate the effects of each of these conflicts.

COMPENSATION.

The compensation program at Vaughan Nelson is designed to align the interests of portfolio management professionals with the interests of clients and Vaughan Nelson by retaining top-performing employees and creating incentives to enhance Vaughan Nelson’s long-term success.

Compensation of portfolio management professionals includes a fixed base salary, a variable bonus and deferral plan and a contribution to the firm’s retirement plan.

All portfolio management professionals (at the discretion of the Compensation Committee of the Vaughan Nelson Board) participate in the variable bonus and deferral plan component which, as a whole, is based upon a percentage of Vaughan Nelson’s net profit. Each portfolio management professional’s participation in the variable bonus and deferral plan is based upon many factors, including but not limited to

• Performance of the strategy managed (both absolute and relative to peers)

102

• Amount of revenue derived from the strategy managed

• Contribution to the development and execution of the firm’s investment philosophy and process

• Participation and effectiveness in performing client service activities and marketing initiatives

The degree to which any one factor influences participation in the bonus pool will vary between individuals and over time. A portion of the variable bonus is subject to deferral and each participant has the option to invest the deferral into Vaughan Nelson managed product(s) while it vests. Each year’s deferral is paid out over a period of three years. Payments are conditioned upon compliance with non-compete and non-solicitation arrangements.

The contribution to the firm’s retirement plan is based on a percentage (at the discretion of the Vaughan Nelson Board) of total cash compensation (subject to the IRS limits) and such percentage is the same for all firm personnel. Compensation at Vaughan Nelson is determined by the Compensation Committee at the recommendation of the Chief Executive Officer.

There is no distinction for purposes of compensation between the Fund and any other accounts managed.

Wellington Management Company LLP - (“Wellington Management”) services as the Specialist Manager for The Real Estate Securities Portfolio and The Commodity Returns Strategy Portfolio. Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, MA 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of June 30, 2015, Wellington Management had investment management authority with respect to approximately $936 billion in assets.

Listed below is the portfolio manager responsible for making day-to-day investment decisions for The Real Estate Securities Portfolio.

Bradford D. Stoesser, Managing Director and Global Industry Analyst of Wellington Management, has served as Portfolio Manager of The Real Estate Securities Portfolio since September 1, 2010. Mr. Stoesser joined Wellington Management as an investment professional in 2005.

Mr. Stoesser also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities, as of June 30, 2015, is set forth below.

THE REAL ESTATE SECURITIES PORTFOLIO

OTHER ACCOUNTS MANAGED — TOTAL

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	TOTAL ASSETS	NUMBER OF ACCOUNTS	TOTAL ASSETS	NUMBER OF ACCOUNTS	TOTAL ASSETS
Bradford D. Stoesser	6	$125,667,024	24	$279,479,992	54	$1,130,934,967

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	TOTAL ASSETS	NUMBER OF ACCOUNTS	TOTAL ASSETS	NUMBER OF ACCOUNTS	TOTAL ASSETS
Bradford D. Stoesser	0	$—	2	$7,150,950	8	$155,860,064

Listed below, effective January 1, 2016, are the portfolio managers responsible for making day-to-day investment decisions for The Commodity Returns Strategy Portfolio.

Jay Bhutani and David A. Chang, CFA are primarily responsible for the day-to-day management of the assets of the Portfolio.

103

These individuals also provide portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities, as of June 30, 2014, is set forth below.

COMMODITY RETURNS STRATEGY PORTFOLIO

OTHER ACCOUNTS MANAGED — TOTAL

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Jay Bhutani	3	$281,014,565	14	$462,230,540	1	$773
David A. Chang, CFA	0	$—	15	$4,730,001,772	5	$1,179,733,455

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Jay Bhutani	0	$—	0	$—	0	$—
David A. Chang, CFA	0	$—	1	$49,001,894	1	$108,325,087

CONFLICTS OF INTERESTS. Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Portfolio’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Portfolios (“Portfolio Managers”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Portfolios. The Portfolio Managers make investment decisions for each account, including each Portfolio, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Portfolio and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Portfolio.

A Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Portfolio, or make investment decisions that are similar to those made for the relevant Portfolio, both of which have the potential to adversely impact the relevant Portfolio depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the relevant Portfolio and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Portfolio’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Portfolios. Messrs. Bhutani, Chang, and Stoesser also manage accounts which pay performance allocations to Wellington Management or its affiliates. Mr. Bhutani is Director of one of Wellington Management’s affiliates and is located outside of the U.S. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Managers. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

104

COMPENSATION. Wellington Management receives a fee based on the assets under management of each Portfolio as set forth in the Investment Subadvisory Agreements between Wellington Management and HC Capital Trust on behalf of each Portfolio. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Portfolio. The following information is as of June 30, 2015.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Portfolio’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Portfolios (“Portfolio Managers”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salaries for the other Portfolio Managers are determined by the Portfolio Managers’ experience and performance in their roles as a Portfolio Manager. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio Manager’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Portfolio managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. Each Portfolio Manager’s incentive payment relating to the relevant Portfolio is linked to the gross pre-tax performance of the portion of the Portfolio managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in five-year performance comparison period, which will be fully implemented by December 31, 2016. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these Portfolio Managers, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Chang is a Partner.

Portfolio	Benchmark Index and/or Peer Group for Incentive Period
Commodity Returns Strategy Portfolio – Commodities	S&P GSCI Commodity Equal Sector Weighted Index

Commodity Returns Strategy Portfolio – Global Natural Resources	MSCI World Paper & Forest Products (10%), MSCI World Metals & Mining (30%) and MSCI World Energy (60%) until 4/30/2015; effective 5/1/2015, MSCI All-Country World Energy Index (65%) and MSCI All-Country World Metals & Mining Index (35%)

Real Estate Securities Portfolio	Dow-Jones U.S. Select Real Estate Securities Index

Western Asset Management Company (“Western Asset”) Western Asset serves as a Specialist Manager for The Fixed Income Opportunity Portfolio. S. Kenneth Leech, Anup Agarwal, Ian Justice, and Harris Trifon are responsible for making day-to-day investment decisions for the portion of the Portfolio allocated to Western Asset. Messrs. Leech, Agarwal, Justice, and Trifon also provide portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

OTHER ACCOUNTS MANAGED — TOTAL*

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
S. Kenneth Leech	104	$185,809 million	242	$92,258 million	678	$179,132 million
Anup Agarwal	3	$1,538 million	11	$4,830 million	53	$5,554 million
Ian Justice	—	n/a	—	n/a	—	n/a
Harris Trifon	—	n/a	—	n/a	—	n/a

105

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
S. Kenneth Leech	—	n/a	9	$1,526 million	55	$17,007 million
Anup Agarwal	—	n/a	3	$286 million	—	n/a
Ian Justice	—	n/a	—	n/a	—	n/a
Harris Trifon	—	n/a	—	n/a	—	n/a

CONFLICTS OF INTEREST. Western Asset has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Firm has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the Adviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Firm may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Western Asset’s team approach to portfolio management and block trading approach works to limit this potential risk.

The Firm also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimus value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the Firm have access to transactions and holdings information regarding client accounts and the Firm’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Firm maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Firm’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Firm’s compliance monitoring program.

Western Asset may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Firm also maintains a compliance monitoring program and engages independent auditors to conduct a SSAE16/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

COMPENSATION. At Western Asset, one compensation methodology covers all products and functional areas, including portfolio managers. The Firm’s philosophy is to reward its employees through Total Compensation. Total Compensation is reflective of the external market value for skills, experience, ability to produce results, and the performance of one’s group and the Firm as a whole.

106

Discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to the Firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by a formal review process.

For portfolio managers, the formal review process includes a thorough review of portfolios they were assigned to lead or with which they were otherwise involved, and includes not only investment performance, but maintaining a detailed knowledge of client portfolio objectives and guidelines, monitoring of risks and performance for adherence to these parameters, execution of asset allocation consistent with current Firm and portfolio strategy, and communication with clients. In reviewing investment performance, one, three, and five year annualized returns are measured against appropriate market peer groups and to each fund’s benchmark index.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS. As noted in the Prospectuses, each Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any. The Value Equity Portfolio, The Growth Equity Portfolio, The Small Capitalization—Mid Capitalization Equity Portfolio, The Real Estate Securities Portfolio, The Institutional Value Equity Portfolio, The Institutional Growth Equity Portfolio, The Institutional Small Capitalization—Mid Capitalization Equity Portfolio, The Fixed Income Opportunity Portfolio and The Commodity Returns Strategy Portfolio will declare and distribute dividends from net investment income on a quarterly basis. The International Equity Portfolio and The Institutional International Equity Portfolio will declare dividends semi-annually. The Emerging Markets Portfolio will declare dividends annually. Income dividends on each of the Income Portfolios are paid monthly. The Trust expects to distribute any undistributed net investment income and capital gains for the 12-month period ended each October 31, on or about December 31 of each year.

TAX INFORMATION. The following summarizes certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussions here and in the Prospectuses are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisor with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectuses and this Additional Statement are based on the Internal Revenue Code and the laws and regulations issued thereunder as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

TAX TREATMENT OF THE PORTFOLIOS. Each Portfolio of the Trust will be treated as a separate corporate entity under the Code and intends to qualify and continue to qualify as a regulated investment company (“RIC”). A Portfolio that qualifies as a RIC under Subchapter M of the Code will not be subject to federal income taxes on the net investment income and net realized capital gains that the Portfolio timely distributes to the Portfolio’s shareholders. Each Portfolio will seek to qualify for treatment as a RIC under the Code. Provided that for each tax year, a Portfolio (i) meets the requirements to be treated as a RIC (as discussed below) and (ii) distributes an amount at least equal to the sum of 90% of the Portfolio’s investment company taxable income for such year (including, for this purpose, the excess of net realized short-term capital gains over net long-term capital losses) computed without regard to the dividends-paid deduction and 90% of its net tax-exempt income for such year (the “Distribution Requirement”), the Portfolio itself will not be subject to federal income taxes to the extent the Portfolio’s net investment income and the Portfolio’s net realized capital gains, if any, are distributed to the Portfolio’s shareholders. One of several requirements for RIC qualification is that the Portfolio must receive at least 90% of the Portfolio’s gross income each year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to the Portfolio’s business of investing in stock, securities, and foreign currencies, and net income derived from interests in qualified publicly traded partnerships (the “90% Test”). Income and gains from transactions in commodities such as precious metals and minerals will not qualify as income from “securities” for purposes of the 90% Test. A second requirement for qualification as a RIC is that a Portfolio must diversify its holdings so that, at the end of each quarter of the Portfolio’s taxable year: (a) at least 50% of the market value of the Portfolio’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Portfolio’s total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Portfolio controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

If a Portfolio fails to satisfy the 90% Test or the Asset Test in any taxable year, the Portfolio may be eligible for relief provisions if the failure is due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to the failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Asset Test where a Portfolio corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the Asset Test, a Portfolio may be required to dispose of certain assets. If these relief provisions were not available to a Portfolio and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Under such circumstances, Portfolio distributions (including capital gains distributions) generally would be taxable as ordinary income dividends to its shareholders, subject if certain requirements are met to

107

the dividends received deduction for corporate shareholders and lower tax rates on qualified dividend income received by noncorporate shareholders. To requalify for treatment as a RIC in a subsequent taxable year, the Portfolio would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Portfolio failed to qualify for tax treatment as a RIC. If a Portfolio fails to qualify as a RIC for a period longer than two taxable years, it would generally be required to pay a Portfolio -level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a RIC in a subsequent year.

If a Portfolio meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. The Portfolio may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Portfolio on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares in the Portfolio by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

Each Portfolio will generally be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income, for the one-year period ending on October 31 of such year, plus certain other amounts. Each Portfolio intends to make sufficient distributions, or deemed distributions, to avoid imposition of the excise tax but can make no assurances that all such tax liability will be eliminated.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a Portfolio may carry net capital losses from any taxable year forward to offset capital gains in future years. Unused net capital loss carryforwards that arose in tax years that began on or before December 22, 2010 (“Pre-2011 Losses”) are available to be applied against future capital gains, if any, realized by the Portfolio prior to the expiration of the carryforwards. If a Portfolio has a net capital loss for a taxable year beginning after December 22, 2010 (a “Post-2010 Loss”), the excess of the Portfolio’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of such Portfolio’s next taxable year, and the excess (if any) of the Portfolio’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Portfolio’s next taxable year. Post-2010 Losses can be carried forward indefinitely to offset capital gains, if any, in years following the year of the loss, and such carryforwards must be utilized before the Portfolio can utilize carryforwards of Pre-2011 Losses. Generally, the Portfolio may not carry forward any losses other than net capital losses. Under certain circumstances, the Portfolio may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Each Portfolio intends to distribute substantially all its net investment income and net realized capital gains to shareholders, at least annually. The distribution of net investment income and net realized capital gains will be taxable to Portfolio shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares.

TAX MATTERS RELATING TO THE USE OF CERTAIN HEDGING INSTRUMENTS AND FOREIGN INVESTMENTS. Certain of the Portfolios may write, purchase or sell certain options, futures and foreign currency contracts. Such transactions are subject to special tax rules that may affect the amount, timing and character of distributions to shareholders. Unless a Portfolio is eligible to make, and makes, a special election, any such contract that is a “Section 1256 contract” will be “marked-to-market” for Federal income tax purposes at the end of each taxable year, i.e., each contract will be treated for tax purposes as though it had been sold for its fair market value on the last day of the taxable year. In general, unless the special election referred to in the previous sentence is made, gain or loss from transactions in Section 1256 contracts will be 60% long term and 40% short term capital gain or loss. Additionally, Section 1092 of the Code, which applies to certain “straddles,” may affect the tax treatment of income derived by a Portfolio from transactions in option, futures and foreign currency contracts. In particular, under this provision, a Portfolio may, for tax purposes, be required to postpone recognition of losses incurred in certain closing transactions. Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing, and character of income, gain or loss recognized by the Trust.

Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency-denominated payables and receivables, and foreign currency options and futures contracts (other than options, futures, and foreign currency contracts that are governed by the mark-to-market and 60%-40% rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss.

Under the Code, dividends or gains derived by a Portfolio from any investment in a “passive foreign investment company” or “PFIC” — a foreign corporation 75% or more of the gross income of which consists of interest, dividends, royalties, rents, annuities or other “passive income” or 50% or more of the assets of which produce “passive income” — may subject a Portfolio to U.S. federal income tax even with respect to income distributed by the Portfolio to its shareholders. In order to address the tax consequences described above, those Portfolios authorized to invest in foreign securities will report investments in PFICs, or will elect mark-to-market or flow-through treatment for PFIC investments which will in many cases require the Portfolios to recognize ordinary income each year with respect to those investments.

108

The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Portfolio, and investments in PFICs, are complex and, in some cases, uncertain. Such transactions and investments may cause a Portfolio to recognize taxable income prior to the receipt of cash, thereby requiring the Portfolio to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax.

TAX TREATMENT OF COMMODITY-LINKED STRUCTURED NOTES. The status of commodity-linked structured notes under tests to qualify as a RIC under the Code is not certain. As described above, in order to qualify for the special tax treatment accorded RICs and their shareholders, a Portfolio must, among other things, derive at least 90% of its income from certain specified sources (“qualifying income”). Qualifying income includes (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships,” as defined above. The Commodity Returns Strategy Portfolio has received a private letter ruling from the IRS confirming that the income and gain arising from certain types of commodity-linked notes in which the Portfolio invests constitute “qualifying income” under the Code. If the commodity-linked instruments in which the Portfolio invests are not regarded as producing qualifying income, then the Portfolio would fail to qualify as a RIC. If the Portfolio fails to qualify as a RIC, the Portfolio will be subject to federal income tax on its ordinary income and capital gains at regular corporate rates (without a deduction for distributions to shareholders) which will reduce net asset value per share. When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Portfolio’s earnings and profits.

TAX TREATMENT OF SHARES OF THE SUBSIDIARIES. Certain income from commodity-linked swaps and certain other commodity-linked derivatives does not constitute qualifying income, meaning that the Portfolio may not receive more than 10% of its gross income from direct investments in such instruments. However, The Commodity Returns Strategy Portfolio has received a private letter ruling from the IRS confirming that income derived from the Portfolio’s investment in the Subsidiaries will constitute qualifying income to the Portfolio. If income derived from the Portfolio’s investment in its Subsidiaries were not considered to be qualifying income, the Portfolio would fail to qualify as a RIC.

In addition, to qualify for the special tax treatment accorded RICs and their shareholders, a Portfolio must satisfy several diversification requirements, including the requirement that not more than 25% of the value of the Portfolio’s total assets may be invested in the securities (other than those of the US government or other RICs) of any one issuer or of two or more issuers which the Portfolio controls and which are engaged in the same, similar, or related trades or businesses. Therefore, The Commodity Returns Strategy Portfolio may not invest any more than 25% of the value of its assets in the Subsidiaries. Absent this diversification requirement, the Portfolio would be permitted to invest more than 25% of the value of its assets in the Subsidiary.

The Subsidiaries will be treated as controlled foreign corporations (“CFCs”). The Commodity Returns Strategy Portfolio will be treated as a “U.S. Shareholder” of the Subsidiaries. As a result, the Portfolio will be required to include in gross income for U.S. federal income tax purposes all of its Subsidiaries’ “subpart F income,” whether or not such income is distributed by the Subsidiaries. It is expected that all of the Subsidiaries’ income will be “subpart F income.” The Portfolio’s recognition of the Subsidiaries’ “subpart F income” will increase such Portfolio’s tax basis in its Subsidiaries. Distributions by the Subsidiaries to the Portfolio will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Portfolio’s tax basis in its Subsidiaries. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiaries’ underlying income. If a net loss is realized by the Subsidiaries, such loss is not generally available to offset the income earned by the Portfolio.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS. The Real Estate Securities Portfolio may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or which are, or have certain wholly-owned subsidiaries that are “taxable mortgage pools”. Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Portfolio’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or, possibly, equity interests in a taxable mortgage pool (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as The Real Estate Securities Portfolio, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses, (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (such as a government or governmental agency, a tax-exempt organization not subject to UBIT and certain other organizations) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Specialist Manager does not intend to invest a substantial portion of The Real Estate Securities Portfolio’s assets in REITs which generate excess inclusion income.

109

Due to the nature or timing of distributions by REITs, the Portfolio anticipates that a portion of its distributions may be treated as a return of capital under the Code, rather than ordinary income or long-term capital gain. Any return of capital will reduce a shareholder’s tax basis in fund shares and, to the extent such basis is exceeded, will generally give rise to capital gains.

Typically, shareholders in the Portfolio will receive a statement that shows the tax status of distributions you received the previous year. The Portfolio may at times find it necessary to reclassify income after it issues shareholder’s tax information reporting statement. This can result from rules in the Code that effectively prevent regulated investment companies such as the Trust from ascertaining with certainty until after the calendar year end the final amount and character of distributions the Portfolio has received on its investments, particularly in REITs, during the prior calendar year. Prior to issuing statements, the Trust makes every effort to identify reclassifications of income to reduce the number of corrected forms mailed to shareholders. The Portfolio may obtain an extension of time, of up to one month, to send shareholders in the Portfolio shareholder’s original tax information reporting statement in order to ascertain that the tax status of distributions received are correctly categorized; or the Portfolio will send affected shareholders corrected tax information reporting statement to reflect reclassified information after the Portfolio’s fiscal year end.

SALES OF SHARES. Upon the disposition of shares of a Portfolio (whether by redemption or sale), a shareholder may realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-term generally depending upon the shareholder’s holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares. Additionally, any loss realized upon the sale or exchange of Portfolio shares with a tax holding period of six months or less may be disallowed to the extent of any distributions treated as exempt interest dividends with respect to such shares. If a Portfolio redeems a shareholder in-kind rather than in cash, the shareholder would realize the same gain or loss as if the shareholder had been redeemed in cash. Further, the shareholder’s basis in the securities received in the in-kind redemption would be the securities’ fair market value on the date of the in-kind redemption.

The Portfolio will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of the Portfolio shares purchased after January 1, 2012 unless you instruct the Portfolio in writing that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Portfolio will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals made after January 1, 2012. Your cost basis election method will be applied to all Portfolio positions for all of your accounts, as well as to all future Portfolio added, unless otherwise indicated by you.

Mutual fund shares acquired prior to January 1, 2012 are not covered by cost basis regulations. When available, average cost will be reported to investors who will be solely responsible for calculating and reporting gains and losses realized on the sale of non-covered securities. This information is not reported to the IRS. All non-covered shares will be depleted before the covered shares, starting with the oldest shares first.

When transferring the ownership of covered shares, you must provide account information for the recipient/account receiving shares and the reason the transfer is taking place (i.e., re-registration, inheritance through death, or gift). If a reason is not provided, the transfer will be defaulted as a transfer due to gift. If the recipient’s existing account or new account will use the Average Cost accounting method, they must accept the shares being transferred at fair market value on the date of the gift or settlement if the shares should be transferred at a loss. For transfers due to Inheritance on accounts with Joint Tenants with Rights of Survivorship (JWROS), unless you instruct us otherwise by indicating the ownership percentage of each party, the shares will be split equally with the basis for the decedent’s portion determined using the fair market value of the date of death and the other portions maintaining the current cost basis.

The Portfolios are also required to report gains and losses to the IRS in connection with the redemptions of shares by S corporations purchased after January 1, 2012. If a shareholder is a corporation and has not instructed the Portfolio that it is a C corporation in its account application or by written instruction, the Portfolio will treat the shareholder as an S corporation and file a Form 1099-B.

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISOR REGARDING ANY UNITED STATES FEDERAL TAX CONSEQUENCES OF HOLDING SHARES IN THE PORTFOLIOS IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES AS WELL AS ANY FOREIGN, STATE AND LOCAL, WITHHOLDING OR OTHER TAX CONSEQUENCES THAT MAY ARISE AS A RESULT OF HOLDING SHARES IN A PORTFOLIO.

110

HISTORY OF THE TRUST AND OTHER INFORMATION

The Trust was organized as a Delaware statutory trust on December 15, 1994, and is registered with the SEC as an open-end, series, management investment company. The Trust currently offers shares of twenty-one investment portfolios, each with a different objective and differing investment policies. Each Portfolio except, The Real Estate Securities Portfolio and The ESG Growth Portfolio, is diversified, as that term is defined in the Investment Company Act. The Trust may organize additional investment portfolios in the future. The Trust is authorized to issue an unlimited number of shares, each with a par value of $.001. Under the Trust’s Amended and Restated Declaration of Trust, the Board has the power to classify or reclassify any unissued shares from time to time, and to increase the number of authorized shares. Each share of the respective Portfolios represents an equal proportionate interest in that Portfolio. Each share is entitled to one vote for the election of Trustees and any other matter submitted to a shareholder vote. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of the Trust may elect all of the Trustees. Shares of the Trust do not have preemptive or conversion rights and, when issued for payment as described in the Prospectuses, shares of the Trust will be fully paid and non-assessable.

The Trust is authorized to issue two classes of shares in each of its Portfolios. HC Strategic Shares and HC Advisors Shares have identical rights and preferences. The differences between the two classes is that each has established a separate CUSIP number, which aids those investment managers whose clients purchase shares of the Trust in tracking information relating to their clients’ accounts, and the HC Advisors Shares have service fees not applicable to the HC Strategic Shares.

As a Delaware statutory trust, the Trust is not required, and currently does not intend, to hold annual meetings of shareholders except as required by the Investment Company Act or other applicable law. The Investment Company Act requires initial shareholder approval of each of the investment advisory agreements, election of Trustees and, if the Trust holds an annual meeting, ratification of the Board’s selection of the Trust’s independent registered public accounting firm. Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Trustees. To the extent required by law, the Trust will assist in shareholder communications in such matters.

CONTROL PERSONS AND PRINCIPAL SECURITY HOLDERS. The table below shows the name and address of record of each person known to the Trust to hold, as of record or beneficially, 5% or more of shares of the Trust as of August 3, 2015. Persons who owned of record or beneficially more than 25% of a Portfolio’s outstanding shares may be deemed to control the Portfolio within the meaning of the 1940 Act. The nature of ownership for each position listed is “Record” unless otherwise indicated. Hirtle Callaghan & Co., LLC (of which the Adviser is a division) may be deemed to have, or share, investment and/or voting power with respect to more than 50% of the shares of the Trust’s Portfolios, with respect to which shares Hirtle Callaghan & Co., LLC disclaims beneficial ownership.

Fund/Class	No. of Shares	Percent of the HC Advisors Shares Total Assets Held by the Shareholder
THE VALUE EQUITY PORTFOLIO
LEBCITCO
PO BOX 59
LEBANON OH 45036-0059	62,926.968	99.82%
THE INSTITUTIONAL VALUE EQUITY PORTFOLIO
LEBCITCO
PO BOX 59
LEBANON OH 45036-0059	121,052.408	99.87%
THE GROWTH EQUITY PORTFOLIO
LEBCITCO
PO BOX 59
LEBANON OH 45036-0059	72,024.486	99.86%
THE INSTITUTIONAL GROWTH EQUITY PORTFOLIO
LEBCITCO
PO BOX 59
LEBANON OH 45036-0059	128,244.462	99.90%

111

Fund/Class	No. of Shares	Percent of the HC Advisors Shares Total Assets Held by the Shareholder
THE SMALL CAPITALIZATION—MID CAPITALIZATION EQUITY PORTFOLIO
LEBCITCO
PO BOX 59
LEBANON OH 45036-0059	8,462.501	98.82%
THE INSTITUTIONAL SMALL CAPITALIZATION—MID CAPITALIZATION EQUITY PORTFOLIO
LEBCITCO
PO BOX 59
LEBANON OH 45036-0059	15,880.232	99.16%
THE COMMODITY RETURNS STRATEGY PORTFOLIO
LEBCITCO
PO BOX 59
LEBANON OH 45036-0059	184,567.403	99.94%
THE ESG GROWTH PORTFOLIO
HIRTLE CALLAGHAN & CO LLC
300 BARR HARBOR DRIVE
FIVE TOWER BRIDGE
WEST CONSHOHOCKEN PA 19428	100.000	100.00%
THE INTERNATIONAL EQUITY PORTFOLIO
LEBCITCO
PO BOX 59
LEBANON OH 45036-0059	274,630.321	99.95%
THE INSTITUTIONAL INTERNATIONAL EQUITY PORTFOLIO
LEBCITCO
PO BOX 59
LEBANON OH 45036-0059	398,621.300	99.96%
THE EMERGING MARKETS PORTFOLIO
LEBCITCO
PO BOX 59
LEBANON OH 45036-0059	169,802.641	99.96%
THE CORE FIXED INCOME PORTFOLIO
LEBCITCO
PO BOX 59
LEBANON OH 45036-0059	297,694.257	99.96%
THE FIXED INCOME OPPORTUNITY PORTFOLIO
LEBCITCO
PO BOX 59
LEBANON OH 45036-0059	158,315.405	99.86%

112

Fund/Class	No. of Shares	Percent of the HC Advisors Shares Total Assets Held by the Shareholder
THE INFLATION PROTECTED SECURITIES PORTFOLIO
NATIONAL FINANCIAL SERVICES LLC
NEWPORT OFFICE CENTER III 5TH FLOOR
499 WASHINGTON BOULEVARD
JERSEY CITY NJ 07310	101.515	100%
THE INTERMEDIATE TERM MUNICIPAL BOND PORTFOLIO
LEBCITCO
PO BOX 59
LEBANON OH 45036-0059	197,496.669	99.94%
THE INTERMEDIATE TERM MUNICIPAL BOND II PORTFOLIO
LEBCITCO
PO BOX 59
LEBANON OH 45036-0059	55,965.831	100.00%

POTENTIAL CONFLICTS OF INTEREST. The Trust, the Adviser and each of the Trust’s Specialist Managers, as well as the Trust’s principal underwriter, have adopted codes of ethics (each, a “17j-1 Code”) under Rule 17j-1 under the Investment Company Act. The 17j-1 Code adopted by each of these entities governs the manner and extent to which certain persons associated with that entity may invest in securities for their own accounts (including securities that may be purchased or held by the Trust). The 17j-1 Codes are on public file with, and are available from, the SEC’s Public Reference Room in Washington, D.C.

113

PROXY VOTING

The Trust has adopted Proxy Voting Policies and Procedures (the “Policy”) in accordance with Rule 30b1-4 under the Investment Company Act. The Policy is predicated on the notion that decisions with respect to proxy voting are an integral part of the investment management process and that the voting of proxies is an integral part of the services provided to each of those Portfolios of the Trust that invest primarily in equity securities (the “Equity Portfolios” and the “Institutional Equity Portfolios”) by their Specialist Managers. Accordingly, the Policy delegates to the Specialist Managers that serve the Equity Portfolios and the Institutional Equity Portfolios the responsibility for voting proxies received by the respective Portfolios in a manner that is designed to maximize the value of the shareholders’ interest. The following table provides a summary of the proxy voting policies and procedures adopted by each such Specialist Manager.

It is qualified by the full policy of each Specialist Manager, each of which is available upon request. Information on how the Portfolios voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014 is available (1) without charge, upon request, by calling 1-800-242-9596, and (2) on the SEC’s website at http://www.sec.gov.

Agincourt Capital Management, LLC (“Agincourt”)

Agincourt Capital Management is focused on managing fixed income assets and rarely has the occasion to vote proxies. It is Agincourt’s policy to vote solely in the interests of plan participants and beneficiaries and for the exclusive purpose of providing economic benefits to them if a proxy vote is required, and the voting rights have not been reserved by the plan fiduciary.

If a proxy that is to be voted by Agincourt is received, it is logged and the materials are then distributed to Agincourt’s Management Team for the specific vote. Upon receipt of their decisions, Agincourt’s Chief Compliance Officer will log the rationales, and vote the proxy as per the decisions, in accordance with the Firm’s Policy and Procedures.

AllianceBernstein L.P. (“AllianceBernstein”)

Rule 206(4)-6 under the Advisers Act places certain requirements on investment advisers who have voting authority over client securities. The rule requires, among other things, that advisers provide their clients with a description of their voting policies and procedures, disclose to clients where they can get a full copy of the policies and procedures and disclose how they can obtain information about how their adviser voted with respect to their securities. Set forth below is a brief description of AllianceBernstein’s proxy voting policies and instructions regarding how clients may obtain proxy voting information. As a registered investment adviser that exercises proxy voting authority over client securities, AllianceBernstein has a fiduciary duty to vote proxies in a timely manner and make voting decisions that are in its clients’ best interests. In this regard, AllianceBernstein has adopted a Statement of Policies and Procedures for Proxy Voting (the “Proxy Voting Policy”).

The Proxy Voting Policy reflects the policies of AllianceBernstein and its investment management subsidiaries. The Proxy Voting Policy is a set of proxy voting guidelines that are intended to maximize the value of the securities in AllianceBernstein’s client accounts. It describes AllianceBernstein’s approach to analyzing voting issues, identifies the persons responsible for determining how to vote proxies and includes AllianceBernstein’s procedures for addressing material conflicts of interest that may arise between AllianceBernstein and its clients relating to proxy voting. In addition AllianceBernstein has adopted a Proxy Voting Manual that provides further detail into AllianceBernstein’s proxy voting process and addresses a range of specific voting issues.

Clients may obtain a copy of the Proxy Voting Policy, AllianceBernstein’s Proxy Voting Manual, as well as information about how AllianceBernstein voted with respect to their securities by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request to AllianceBernstein L.P., Attn: Chief Compliance Officer, 1345 Avenue of the Americas, New York, NY 10105.

Ariel Investments, LLC (“Ariel”)

In accordance with applicable regulations and law, Ariel Investments, LLC (“Ariel”), a federally registered investment adviser, is providing this summary of its Proxy Voting Policies and Procedures (the “Proxy Policies”) concerning proxies voted by Ariel on behalf of each client who delegates proxy voting authority to Ariel and delivers the proxies to us. A client may retain proxy voting powers, give particular proxy voting instructions to us, or have a third party fiduciary vote proxies. Our Proxy Policies are subject to change as necessary to remain current with applicable rules and regulations and our internal policies and procedures.

114

Ariel’s Domestic Strategies

As part of our domestic strategies’ investment process, Ariel places extraordinary emphasis on a company’s management, its Board and its activities. Ariel looks for companies with high quality managements, as represented by their industry experience, and their reputations within the community. Furthermore, Ariel strives to invest with management teams who show integrity, candor, and foster open and honest communication with their shareholders. As a result, it is generally Ariel’s policy to vote in favor of proposals recommended by the Board.

Ariel has established general guidelines for voting clients’ proxies. While these generally guide Ariel’s decision-making, all issues are analyzed by the Ariel Analyst who follows the company as well as Ariel’s Director of Research Operations. As a result, there may be cases in which particular circumstances lead Ariel to vote an individual proxy differently than otherwise stated within Ariel’s general proxy voting guidelines. In such cases, Ariel will document its reasoning.

If it is determined that a material conflict of interest may exist, such as a business relationship with a portfolio company, it is Ariel’s policy to generally vote in accordance with the recommendations of Institutional Shareholder Services, Inc. (“ISS”). If, in a conflict situation, Ariel decides to vote differently than ISS, the proxy will be referred to Ariel’s Domestic Proxy Resolution Committee, which is charged with determining whether the decision to vote differently than ISS is in the best interests of Ariel’s clients and is not the product of a conflict.

Ariel’s International and Global Strategies

With respect to our International and Global strategies (which include U.S. securities), it is generally our policy to vote in accordance with ISS’s voting recommendations. If Ariel decides to vote differently than ISS, the proxy will be referred to Ariel’s International/Global Proxy Resolution Committee, which is charged with determining whether the decision to vote differently than ISS is in the best interests of Ariel’s clients and not the result of a conflict in those instances where a conflict has been identified.

Voting Limitations

Ariel generally will not vote its clients’ proxies in the following circumstances:

•	For those securities not specifically acquired for a client’s account by Ariel (e.g., if a new Ariel client transferred securities to Ariel and Ariel has not yet sold the securities through the account transition process).

•	In those instances where Ariel receives a meeting notice without enough time to fully process the proxy.

•	For those Ariel clients who engage in securities lending programs through their custodians, and the security is on loan at the record date.

•	In those international markets where share blocking applies due to liquidity constraints.

•	In those international markets requiring the re-registration of the clients’ shares in the underlying clients’ names unless the sub-custodian is able to timely re-register the shares.

•	In those international markets requiring the client’s execution of a power of attorney to permit the sub-custodian to vote the proxy unless the client has provided the requisite power of attorney to the local sub-custodian.

For those proxy votes in which Ariel’s clients held shares on the record date, but no longer held shares on the voting recommendation date, it is generally Ariel’s policy to vote in accordance with ISS’s recommendation.

Ariel may be required to vote shares in securities of regulated companies (such as banks) in conformance with conditions specified by the industry’s regulator. Additionally, the issuer of a security may impose limitations upon Ariel’s ability to vote proxies for its clients. In certain circumstances, this may mean that Ariel will refrain from voting shares.

For each proxy, Ariel maintains records as required by applicable law. Proxy voting information will be provided to clients in accordance with their agreement with us or upon request. A client may request a copy of Ariel’s Proxy Voting Policies and Procedures, or a copy of the specific voting record for their account, by calling Ariel at 1-800-725-0140, or writing to Ariel Investments, LLC at 200 East Randolph Drive, Suite 2900, Chicago, IL 60601.

Artisan Partners Limited Partnership (“Artisan”)

Artisan votes proxies in the manner that, in the judgment of Artisan, is in the economic best interests of the Portfolios. The investment philosophy of Artisan is predicated on the belief that the quality of management is often the key to ultimate success or failure of a business. Because Artisan generally makes investments in companies in which Artisan has confidence in the management, the firm generally votes proxies in accordance with management’s recommendation, but may vote against management if, in the judgment of Artisan, the proposal would not enhance shareholder value. In some non-U.S. markets, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates. Generally, Artisan does not vote proxies in those jurisdictions

115

in which doing so might impair Artisan’s ability to implement investment decisions. In order to ensure that material conflicts of interest have not influenced Artisan’s voting process, Artisan has implemented a process to identify such conflicts, document voting decisions where such conflicts are deemed to exist and to review such votes.

The Boston Company Asset Management, LLC (“TBCAM”)

TBCAM, through its participation on BNY Mellon’s Proxy Voting and Governance Committee (the “Committee”), has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, TBCAM seeks to act solely in the best financial and economic interest of the applicable client. TBCAM will carefully review proposals that would limit shareholder control or could affect the value of a client’s investment. TBCAM generally will oppose proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. TBCAM will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve long-term goals. On questions of social responsibility where economic performance does not appear to be an issue, TBCAM will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the proposal including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The Committee will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

TBCAM recognizes its duty to vote proxies in the best interests of its clients. TBCAM seeks to avoid material conflicts of interest through its participation in the Committee, which applies detailed, pre-determined proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, TBCAM and its affiliates engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and affiliated mutual fund securities.

All proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. These guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized under the Voting Guidelines will be voted in accordance with any applicable guidelines or referred to the Committee, if the applicable guidelines so require. Proposals for which a guideline has not yet been established, for example, new proposals arising from emerging economic or regulatory issues, are referred to the Committee for discussion and vote. Additionally, the Committee may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. With regard to voting proxies of foreign companies, TBCAM weighs the cost of voting, and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote.

In evaluating proposals regarding incentive plans and restricted stock plans, the Committee typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the Committee evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The Committee generally votes against proposals that permit the repricing or replacement of stock options without shareholder approval or that are silent on repricing and the company has a history of repricing stock options in a manner that the Committee believes is detrimental to shareholders.

TBCAM will furnish a copy of its Proxy Voting Policy, any related procedures, and its Voting Guidelines to each advisory client upon request. Upon request, TBCAM will also disclose to an advisory client the proxy voting history for its account after the shareholder meeting has concluded.

Breckinridge Capital Advisors, Inc. (“BCA”)

BCA will only be responsible for voting proxies for those municipal bond issues actively managed by BCA. Our policy is to vote client proxies in the interest of maximizing bondholder/shareholder value. To that end, BCA will vote in a way that it believes, consistent with its fiduciary duty, will cause the issue to increase the most or decline the least in value. BCA will consider both the short and long-term implications of the proposal to be voted on when considering the optimal vote.

We have identified no current conflicts of interest between client interests and our own within our proxy voting process. Nevertheless, if Peter B. Coffin determines that he or BCA is facing a material conflict of interest in voting a proxy (e.g., an employee of BCA may personally benefit if the proxy is voted in a certain direction), BCA will convene a Proxy Voting Committee to determine the appropriate vote. Decisions of the Committee must be unanimous. If the Committee cannot reach a unanimous decision, BCA will engage a competent third party, at our expense, who will determine the vote that will maximize shareholder value. As an added protection, the third party’s decision is binding.

We maintain written proxy voting guidelines and records of all proxy actions. Our guidelines are available for review. Our complete voting record is available to our clients. Contact BCA for any questions or to request review of either of these documents.

116

Cadence Capital Management (“Cadence”)

Cadence typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, Cadence’s primary objective is to make voting decisions solely in the best economic interests of its clients. Cadence will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

Cadence has retained an independent third-party service provider, Institutional Shareholder Services (ISS), to assist in providing research, analysis and voting recommendations on corporate governance issues as well as assist in the administrative process. The services provided offer a variety of proxy-related services to assist in Cadence’s handling of proxy voting responsibilities.

Cadence has adopted ISS’ written Proxy Voting Summary Guidelines (the “Proxy Guidelines”). The Proxy Guidelines are reasonably designed to ensure that Cadence is voting in the best interest of its clients. The Proxy Guidelines reflect Cadence’s general voting positions on specific corporate governance issues and corporate actions. Some issues may require a case by case analysis prior to voting and may result in a vote being cast that will deviate from the Proxy Guideline. Upon receipt of a client’s request, Cadence may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guideline. Deviation from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act of 1940.

In accordance with the Proxy Guidelines, Cadence may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote the proxy. Cadence may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategy or product. In addition, Cadence may refrain from voting a proxy on behalf of its clients’ accounts due to de minimus holdings, impact on the portfolio, timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate, failures by ADP or a client’s custodian to forward proxies in a timely manner and inability to vote proxies due to securities lending arrangements. Such proxies are voted on a best-efforts basis.

Cadence may have conflicts of interest that can affect how it votes its clients’ proxies. For example, Cadence or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which Cadence votes its clients’ proxies. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, Cadence’s Chief Compliance Officer is responsible for addressing how Cadence resolves such material conflicts of interest with its clients. To obtain a copy of the Policy Guidelines or to obtain information on how your account’s securities were voted, please contact your account representative.

Capital Guardian Trust Company (“CapGuardian”)

CapGuardian considers proxy voting an important part of those management services, and as such, CapGuardian seeks to vote the proxies of securities held by clients in accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CapGuardian’s clients. Proxy issues are evaluated on their merits and considered in the context of the analyst’s knowledge of a company, its current management, management’s past record, and CapGuardian’s general position on the issue.

CapGuardian has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

Associates on the proxy voting team in CapGuardian’s Global Investment Control department are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year, and certain other administrative items. All other items are voted in accordance with the decision of the analyst, portfolio managers, investment specialists, the appropriate proxy voting committee or the full investment committee(s) depending on parameters determined by those investment committee(s) from time to time. Various proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates.

From time to time CapGuardian may vote a) on proxies of portfolio companies that are also clients of CapGuardian or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited CapGuardian or its affiliates to support a particular position. When voting these proxies, CapGuardian analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The CapGuardian Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.

117

If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.

PROXY VOTING POLICY AND PROCEDURES

Policy

Capital Guardian Trust Company (“CGTC”) provides investment management services to clients that include, among others, corporate and public pension plans, foundations and endowments, and registered investment companies. CGTC’s Private Client Services (“PCS”) provides investment management and fiduciary services, including trust and estate administration, primarily to high net-worth individuals and families. CGTC considers proxy voting an important part of those management services, and as such, CGTC seeks to vote the proxies of securities held by clients in accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CGTC’s clients.

Fiduciary Responsibility and Long-term Shareholder Value

CGTC’s fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, CGTC considers those factors that would affect the value of its clients’ investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, CGTC votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.

CGTC believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst’s knowledge of a company, its current management, management’s past record, and CGTC’s general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.

As the management of a portfolio company is responsible for its day-to-day operations, CGTC believes that management, subject to the oversight of the relevant board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, CGTC votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. CGTC also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients’ best interests.

Special Review

From time to time CGTC may vote a) on proxies of portfolio companies that are also clients of CGTC or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited CGTC or its affiliates to support a particular position. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The CGTC Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.

Procedures

Proxy Review Process

Associates on the proxy voting team in CGTC’s Portfolio Control department are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.

The proxy voting team reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year, and certain other administrative items.

118

All other items are voted in accordance with the decision of the analyst, portfolio managers, investment specialists, the appropriate proxy voting committee or the full investment committee(s) depending on parameters determined by those investment committee(s) from time to time. Various proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are typically comprised primarily of members of CGTC’s and its institutional affiliates’ investment committees and their activity is subject to oversight by those committees.

CGTC seeks to vote all of its clients’ proxies. In certain circumstances, CGTC may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where CGTC wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to CGTC to vote and therefore are not voted.

CGTC will periodically review voting reports to ascertain, where possible, that votes were cast in accordance with voting instructions.

Proxy Voting Guidelines

CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

CGTC’s general positions related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues are reflected below.

•	Corporate governance. CGTC supports strong corporate governance practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board or establish a majority voting standard for the election of the board of directors. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.

•	Capital structure. CGTC generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as anti-takeover devices, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.

•	Stock-related remuneration plans. CGTC supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. When voting on proposals related to new plans or changes to existing plans, CGTC considers, among other things, the following information, to the extent it is available: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, CGTC supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.

•	Corporate social responsibility. CGTC votes on these issues based on the potential impact to the value of its clients’ investment in the portfolio company.

Special Review Procedures

If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.

Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (CGTC’s indirect parent company), are deemed to be “Interested Clients”. Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee (“SRC”). The SRC reviews such information in order to identify whether there were improper influences on the decision-making process so that it may determine whether the decision was in the best interest of CGTC’s clients. Based on its review, the SRC may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from CGTC’s and its institutional affiliates’ investment and legal groups and does not include representatives from the marketing department.

Any other proxy will be referred to the SRC if facts or circumstances warrant further review.

119

In cases where CGTC has discretion to vote proxies for shares issued by an affiliated mutual fund, CGTC will instruct that the shares be voted in the same proportion as votes cast by shareholders for whom CGTC does not have discretion to vote proxies.

Proxy Voting Record

Upon client request, CGTC will provide reports of its proxy voting record as it relates to the securities held in the client’s account(s) for which CGTC has proxy voting authority.

Annual Assessment

CGTC will conduct an annual assessment of this proxy voting policy and related procedures and will notify clients for which it has proxy voting authority of any material changes to the policy and procedures

Causeway Capital Management LLC (“Causeway”)

Causeway votes the proxies of companies owned by clients who have granted Causeway voting authority. Causeway votes proxies solely in the best interests of clients in accordance with its Proxy Voting Policies and Procedures. Causeway’s policies and procedures are designed to ensure, to the extent feasible, that votes cast are consistent with certain basic principles: (i) increasing shareholder value; (ii) maintaining or increasing shareholder influence over the board of directors and management; (iii) establishing and enhancing a strong and independent board of directors; (iv) maintaining or increasing the rights of shareholders; and (v) aligning the interests of management and employees with those of shareholders with a view toward the reasonableness of executive compensation and shareholder dilution.

Causeway recognizes that a company’s management is charged with day-to-day operations and, therefore, generally votes on routine business matters in favor of management’s proposals or positions. Under its guidelines, Causeway generally votes for distributions of income, appointment of auditors, director compensation (unless deemed excessive), management’s slate of director nominees (except nominees with poor attendance or who have not acted in the best interests of shareholders), financial results/director and auditor reports, share repurchase plans, and changing corporate names and other similar matters. Causeway generally votes with management on social issues because it believes management is responsible for handling them. Causeway generally votes against anti-takeover mechanisms and generally opposes cumulative voting and attempts to classify boards of directors. Causeway votes other matters—including equity -based compensation plans—on a case-by-case basis.

Causeway’s interests may conflict with clients on certain proxy votes where Causeway might have a significant business or personal relationship with the company or its officers. Causeway’s chief operating officer in consultation with the general counsel and chief compliance officer shall determine if a vote involves a material conflict of interest. If so, Causeway will either (i) obtain instructions or consent from the client on voting; (ii) or will vote in accordance with a “for” or “against” or “with management” guideline if one applies; or (iii) if no such guideline applies, Causeway will follow the recommendation of an independent third party such as Institutional Shareholder Services.

Non-U.S. proxies may involve a number of problems that restrict or prevent Causeway’s ability to vote. As a result, clients’ non-U.S. proxies will be voted on a best efforts basis only. In addition, Causeway will not vote proxies (U.S. or non-U.S.) if it does not receive adequate information from the client’s custodian in sufficient time to cast the vote.

City of London Investment Management Company Limited (“CLIM”)

CLIM has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of clients, in accordance with its fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). CLIM’s authority to vote the proxies of its clients is established by advisory contracts or comparable documents, and the proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, CLIM’s proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

CLIM has established its Proxy Voting Policies and Procedures in a manner that is generally intended to support the ability of management of a company soliciting proxies to run its business in a responsible and cost effective manner while staying focused on maximizing shareholder value. Accordingly, CLIM generally votes proxies in accordance with management’s recommendations. This reflects basic investment criteria that good management is shareholder focused. However, all proxy votes are ultimately cast on a case-by-case basis, taking into account the foregoing principal and all other relevant facts and circumstances at the time of the vote. For this reason, consistent with its fiduciary duty to ensure that proxies are voted in the best interest of clients, CLIM may from time to time vote proxies against management’s recommendations, in accordance with the guidelines set forth in its Proxy Voting Policies and Procedures.

120

CLIM reviews each proxy to assess the extent, if any, to which there may be a material conflict between the interests of clients on the one hand and CLIM’s interests (including those of our directors, employees and other similar persons) on the other hand (a “potential conflict”). CLIM performs this assessment on a proposal-by-proposal basis, and a potential conflict with respect to one proposal in a proxy does not indicate that a potential conflict exists with respect to any other proposal in such proxy. If CLIM determines that a potential conflict may exist, it will promptly report the matter to the Compliance Group. The Compliance Group will determine whether a potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of clients (excluding any client that may have a potential conflict).

CLIM may refrain from voting proxies for the following reasons:

1.	Client has indicated to CLIM that it is responsible for voting proxies for their account;

2.	The effect on client’s economic interests or the value of the portfolio holding is indeterminable or insignificant;

3.	CLIM weighs the costs and benefits of voting proxy proposals relating to foreign securities and makes an informed decision with respect to whether voting a given proxy proposal is prudent. CLIM’s decision takes into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client’s investment and whether this expected effect would outweigh the cost of voting;

4.	If a jurisdiction imposes a share blocking restriction which could limit CLIM’s ability to transact in the security;

5.	Client’s proxy voting policies or guidelines conflict with CLIM’s requirement that voting enhance the value of the shares; or

6.	The shares are on loan as part of a securities lending program.

Unless otherwise directed by a client in writing, CLIM is responsible for voting all proxies related to securities that it manages for clients. A client may from time to time direct CLIM in writing to vote proxies in a manner that is different from the guidelines set forth in these Proxy Voting Policies and Procedures. CLIM will follow such written direction for proxies received after our receipt of such written direction.

Clients may obtain a copy of CLIM’s proxy voting policy upon request. Clients who would like to review our proxy voting policy or information relating to how the Firm voted with respect to the mandates that the Firm manages for them can obtain this by requesting this from their usual contact at the Firm or upon request at info@citlon.co.uk or client.servicing@citlon.com.

Cupps Capital Management, LLC (“Cupps”)

The fundamental guideline followed by Cupps Capital in voting proxies is to make every effort to ensure that the manner in which shares are voted is in the best interest of clients/beneficiaries and the value of the investment. Absent special circumstances of the types described below, it is the policy of Cupps to exercise its proxy voting discretion in accordance with the guidelines set forth in its Proxy Voting Guidelines. The Proxy Voting Guidelines are applicable to the voting of domestic and global proxies.

Cupps Capital subscribes to the services of Institutional Shareholder Services (“ISS”), an unaffiliated third party proxy vendor that provides in-depth analysis of shareholder meeting agendas, vote recommendations and administrative assistance. ISS maintains written guidelines to reflect its current vote recommendations. Cupps has worked with ISS to establish written instructions on when ISS should vote proxies according to its written guidelines and when ISS must contact Cupps Capital for a vote decision (“Proxy Voting Guidelines”).

It is intended that the Proxy Voting Guidelines will be applied with a measure of flexibility. Accordingly, Cupps Capital may instruct ISS to vote a proxy contrary to the Proxy Voting Guidelines if it is determined that such action is in the best interests of the clients/beneficiaries. In exercising its voting discretion, Cupps may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal, and the company involved. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead to a conclusion that particular proposals by an issuer present unacceptable investment risks and should not be supported. In addition, the proposals should be evaluated in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package, such as where the effect may be to entrench management. Special circumstances or instructions from clients may also justify casting different votes for different clients/beneficiaries with respect to the same proxy vote.

Cupps Capital may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. Conflicts of interest will be handled in various ways depending on the type and materiality.

121

Fort Washington Investment Advisors, LLC (“Fort Washington”)

Fort Washington’s policy is to vote proxies in the best interests of the Portfolio at all times. Fort Washington has adopted procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of the Portfolio in accordance with its fiduciary duties and SEC rules governing investment advisers. Reflecting a basic investment philosophy that good management is shareholder focused, proxy votes will generally be cast in support of management on routine corporate matters and in support of any management proposal that is plainly in the interest of all shareholders. Specifically, proxy votes generally will be cast in favor of proposals that:

•	maintain or strengthen the shared interests of stockholders and management;

•	increase shareholder value; and

•	maintain or increase shareholder rights generally.

Proxy votes will generally be cast against proposals having the opposite effect of the above. Where Fort Washington perceives that a management proposal, if approved, would tend to limit or reduce the market value of the company’s securities, it will generally vote against it. Fort Washington generally supports shareholder rights and recapitalization measures undertaken unilaterally by boards of directors properly exercising their responsibilities and authority, unless we believe such measures could have the effect of reducing shareholder rights or potential shareholder value. In cases where shareholder proposals challenge such actions, Fort Washington’s voting position will generally favor not interfering with the directors’ proper function in the interest of all shareholders.

Fort Washington may delegate its responsibilities under its proxy voting procedures to a third party, provided that Fort Washington retains final authority and fiduciary responsibility for proxy voting. Fort Washington has retained Institutional Shareholder Services (“ISS”) to assist it in the proxy voting process and will use ISS’ proxy voting guidelines as a resource in its proxy voting.

Fort Washington will review proxies to assess the extent, if any, to which there may be a material conflict between it and the interests of the Portfolio. If Fort Washington determines that a potential conflict may exist, it will be reported to the Proxy Voting Committee. The Proxy Voting Committee is authorized to resolve any conflict in a manner that is in the collective best interests of the Portfolio (excluding a potential conflict). The Proxy Voting Committee may resolve a potential conflict in any of the following manners:

•	If the proposal is specifically addressed in the proxy voting procedures, Fort Washington may vote the proxy in accordance with these policies, provided that such pre-determined policy involves little discretion on Fort Washington’s part;

•	Fort Washington may engage an independent third party to determine how the proxy should be voted;

•	Fort Washington may establish an ethical wall or other informational barriers between the person involved in the potential conflict and the persons making the voting decision in order to insulate the potential conflict from the decision maker.

Frontier Capital Management Company, LLC (“Frontier”)

Frontier seeks to vote proxies to maximize the long-term value of its clients’ assets and to cast votes that it believes to be fair and in the best interest of the affected client(s).

Frontier has contracted with Glass Lewis & Co. (“Glass Lewis”) to provide assistance in voting proxies for its clients. Glass Lewis provides Frontier with vote recommendations according to pre-determined proxy voting guidelines and acts as agent for the proxy voting process.

Under normal circumstances, Frontier is not expected to exercise its voting discretion or to override Glass Lewis’s vote recommendations. This removes any conflicts of interest Frontier may have that may affect how it votes on an issuer’s proxy, such as when Frontier votes a proxy solicited by an issuer who is a client of Frontier’s or with whom Frontier has another business or personal relationship.

In instances in which Frontier wishes to override Glass Lewis’s vote recommendations, Frontier’s Proxy Voting Committee, or an employee delegated by the Committee, will determine whether a material conflict of interest exists. If such a conflict does exist, then the Proxy Voting Committee may elect to vote the proxy in accordance with Glass Lewis’s recommendations or it will not take into consideration the conflicting relationship and will vote in the clients’ best interest. If the Committee determines that a material conflict does not exist, then Frontier will vote the proxy in its discretion.

122

IronBridge Capital Management LP (“IronBridge”)

IronBridge has engaged a third-party vendor, Institutional Shareholder Services Inc. (“ISS”), to vote proxy statements and maintain all proxy records with respect to its clients. Proxy ballots will be voted in accordance with ISS voting guidelines. Due to the fact that ISS is an independent, qualified third party, IronBridge believes that votes by ISS are not, and cannot be, a product of a conflict of interest.

Jennison Associates LLC (“Jennison”)

Jennison Associates LLC Proxy Voting Policy Summary

Conflicts of interest may also arise in voting proxies. Jennison Associates LLC (“Jennison”) has adopted a proxy voting policy to address these conflicts.

Jennison actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties, based on recommendations as determined by pre-established guidelines either adopted by Jennison or provided by the client. Secondary consideration is permitted to be given to the public and social value of each issue. For purposes of this policy, the “best interests of clients” shall mean, unless otherwise specified by the client, the clients’ best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time. Any vote that represents a potential material conflict is reviewed by Jennison Compliance and referred to the Proxy Voting Committee to determine how to vote the proxy if Compliance determines that a material conflict exists.

In voting proxies for international holdings, which we vote on a best efforts basis, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as “share blocking”, where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the costs outweigh the benefit of voting, as in share blocking.

In an effort to discharge its responsibility, Jennison has examined third-party services that assist in the researching and voting of proxies and development of voting guidelines. After such review, Jennison has selected an independent third party proxy voting vendor to assist it in researching and voting proxies. Jennison will utilize the research and analytical services, operational implementation and recordkeeping and reporting services provided by the proxy voting vendor. The proxy voting vendor will research each proxy and provide a recommendation to Jennison as to how best to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings. It is important to note while Jennison may review the research and analysis provided by the vendor, the vendor’s recommendation does not dictate the actual voting instructions nor Jennison’s Guidelines. The proxy voting vendor will cast votes in accordance with Jennison’s Guidelines, unless instructed otherwise by a Jennison Investment Professional, as set forth below, or if Jennison has accepted direction from a Client, in accordance with the Client’s Guidelines.

In voting proxies for quantitatively derived holdings and Jennison Managed Accounts (i.e., “wrap”) where the securities are not held elsewhere in the firm, Jennison has established a custom proxy voting policy with respect to the voting of these proxies. Proxies received in these circumstances will be voted utilizing the Jennison’s guidelines. Additionally, in those circumstances where no specific Jennison guideline exists, Jennison will vote using the recommendations of the proxy voting vendor.

For securities on loan pursuant to a client’s securities lending arrangement, Jennison will work with either custodian banks or the proxy voting vendor to monitor upcoming meetings and call stock loans, if possible, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. In determining whether to call stock loans, the relevant investment professional shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan. It is important to note that in order to recall securities on loan in time to vote, the process must be initiated PRIOR to the record date of the proxy. This is extremely difficult to accomplish as Jennison is rarely made aware of the record date in advance.

It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, is to be made available to clients.

These procedures are intended to provide Jennison with the reasonable assurance that all clients’ accounts are being treated fairly so that no one client’s account is systematically advantaged.

123

Lazard Asset Management LLC (“Lazard”)

Information Regarding Lazard’s Proxy Voting Policies

A. Introduction

Lazard Asset Management LLC (Lazard) is a global investment firm that provides investment management services for a variety of clients. As a registered investment advisor, Lazard has a fiduciary obligation to vote proxies in the best interests of our clients. Lazard’s Proxy Voting Policy (the “Policy”) has been developed with the goal of maximizing the long term shareholder value of our clients’ portfolios. Lazard does not delegate voting authority to any proxy advisory service, but rather retains complete authority for voting all proxies delegated to it. Our policy is generally to vote all meetings and all proposals; and generally to vote all proxies for a given proposal the same way for all clients—we do not “split vote” an agenda. We also have defined policies and procedures to address and mitigate any actual or perceived conflicts of interest relating to our proxy voting.

B. Proxy Voting Procedures

Lazard’s proxy-voting process is administered by its Proxy Operations Department (“ProxyOps”), which reports to Lazard’s Chief Operations Officer. Oversight of the process is provided by Lazard’s Legal and Compliance Department and the Proxy Committee consisting of senior Lazard officers. Lazard’s Proxy Committee is comprised of five Lazard investment professionals including portfolio managers and analysts. Lazard’s General Counsel and Chief Compliance Officer, in addition to several Lazard Operations professionals serve as advisors to the Proxy Committee. The Proxy Committee meets at least annually to review Lazard’s Proxy Voting Policy and to evaluate potential enhancements. Meetings may be convened more frequently (for example, to discuss a specific proxy voting proposal) as requested by the manager of ProxyOps or at the request of any member of the Proxy Committee. A representative of our Legal/Compliance Department is present at all Proxy Committee meetings.

Lazard currently subscribes to advisory and other proxy voting services provided by Institutional Shareholder Services (ISS) and by Glass, Lewis & Co. (Glass Lewis). These proxy advisory services provide independent analysis and recommendations regarding various companies’ proxy proposals. The Glass Lewis and ISS research and voting recommendations are made available to the Lazard investment professionals responsible for our voting a company’s proxy. While this research serves to help improve our understanding of the issues surrounding a company’s proxy proposals, Lazard’s investment professionals are responsible to provide the vote recommendation for a given proposal. Voting for each agenda of each meeting is instructed specifically by Lazard in accordance with our voting policy; we do not employ outside service(s) to vote on our behalf. ISS additionally serves as our proxy voting facilitator, and is responsible for processing of ballots received, dissemination of Lazard’s vote instructions, and additionally provides our recordkeeping and reporting. ProxyOps distributes a company’s requests for vote instructions to the appropriate investment professionals, which typically includes the research analyst and/or portfolio manager/analyst responsible for research coverage of the company. Lazard believes these investment professionals have the greatest insight as to how to vote proxies in the best interests of our clients.

Lazard votes on behalf of our clients according to “Approved Guidelines” issued by the Proxy Committee. The Approved Guidelines determine whether a specific agenda item should be voted ‘For’, ‘Against,’ or is to be considered on a case-by-case basis. ProxyOps confirms that all vote instructions are in consistent with our approved voting guidelines. These guidelines are reviewed by the ProxyOps Manager and the Proxy Committee on an annual basis. The investment professional provides the vote recommendation in accordance with the Approved Guidelines. Any exceptions to this, which are rare, require approval from the Proxy Committee. In this case, the investment professional must provide detailed rationale for their recommendation, and the Proxy Committee will then determine whether or not that vote recommendation is to be accepted and applied to the specific meeting’s agenda. Case-by-case agendas are evaluated by Lazard investment professionals based on the specific facts relevant to an individual company. The Lazard investment professional formulates their vote recommendation based on their research of the company and their evaluation of the specific proposal. The analyst will assess the relevant factors in conjunction with the analysis of the company’s management and business performance. The investment professional may engage with the company’s executives or board members to improve our understanding of a proxy proposal and/or to provide our advice on how a company can enhance their corporate governance practices.

C. Conflicts of Interest

ProxyOps monitors all proxy votes for potential conflicts of interest that could be viewed as influencing the outcome of Lazard’s voting decision, such as:

•	Lazard manages the company’s pension plan

•	The shareholder proponent of a proposal is a Lazard client

•	A Lazard employee sits on a company’s board of directors

•	Lazard serves as financial advisor or provides other investment banking services to the company

•	A Lazard employee has a material relationship with the company

124

“Conflict Meetings” are voted in accordance with the Lazard Approved Guidelines. Case-by-case proposals are voted based on the vote recommendations of one or both of our proxy research providers, ISS and Glass Lewis.

D. Voting Exceptions

It is Lazard’s intention to vote all proposals at every meeting. However, there are instances when our voting is not practical or is not, in our view, in the best interests of our clients; shares held on loan and shares subject to liquidation impediment are two such circumstances where the benefit of voting can be significantly compromised.

Stock on Loan

Lazard does not generally vote proxies for securities that a client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares.

Under certain circumstances, Lazard may decide to recall loaned stock in order to vote the proxies. However, it is expected this will be done only in exceptional circumstances.

Share Blocking

In certain countries, the requirements or restrictions imposed to vote proxies may outweigh the benefit of voting. “Share blocking”, restricts the shareholders’ ability to sell their shares for a period of time from the date the instruction is issued, until the meeting has been completed. Therefore, ProxyOps will consult with the investment professional to determine if it is the best interests of the client to vote the proxy of a share blocked meeting.

E. How to Obtain Information

Information about Lazard’s Proxy Voting Policy and Approved Guidelines is available on request. If you would like to receive a copy of the Proxy Voting Policy and Approved Guidelines, you should contact your Lazard representative. If Lazard manages your account through a Separately Managed Account program, you should contact your financial advisor, who will be able to obtain the information for you.

Mellon Capital Management Corporation (“Mellon Capital”)

Mellon Capital, through its participation on The Bank of New York/Mellon Corporation’s Proxy Policy Committee, has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, Mellon Capital seeks to act solely in the best financial and economic interest of the applicable client. Mellon Capital will carefully review proposals that would limit shareholder control or could affect the value of a client’s investment. Mellon Capital generally will oppose proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. Mellon Capital will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve long-term goals.

On questions of social responsibility where economic performance does not appear to be an issue, Mellon Capital will attempt to ensure that management reasonably responds to the social issues.

All proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with written guidelines in effect from time to time. These proxy voting guidelines are based on research and recommendations provided by internal resources and third party vendors. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Proxy Policy Committee, if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Proxy Policy Committee for discussion and vote. Additionally, the Proxy Policy Committee may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Mellon Capital weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

Mellon Capital recognizes its duty to vote proxies in the best interests of its clients. Mellon Capital seeks to avoid material conflicts of interest through the establishment of the Proxy Policy Committee, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, Mellon Capital and its affiliates engage a third party as an independent fiduciary to vote all proxies for The Bank of New York/Mellon Corporation securities and affiliated mutual fund securities.

125

Pacific Investment Management Company LLC (“PIMCO”)

DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights (collectively, “proxies”) are exercised in the best interests of accounts.

With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third party proxy research and voting service (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly.

With respect to the voting of proxies relating to fixed income securities, PIMCO’s fixed income credit research group (the “Credit Research Group”) is responsible for researching and issuing recommendations for voting proxies. With respect to each proxy received, the Credit Research Group researches the financial implications of the proxy proposal and makes voting recommendations specific for each account that holds the related fixed income security. PIMCO considers each proposal regarding a fixed income security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Credit Research Group. In the event that the Credit Research Group does not provide a recommendation with respect to a proposal, PIMCO may determine to vote the proposal directly.

PIMCO may determine not to vote a proxy for an equity or fixed income security if: (1) the effect on the applicable account’s economic interests or the value of the portfolio holding is insignificant in relation to the account’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In the event that the Proxy Voting Service or the Credit Research Group, as applicable, does not provide a recommendation or the portfolio managers of a client account propose to override a recommendation by the Proxy Voting Service, or the Credit Research Group, as applicable, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable account or among PIMCO-advised accounts. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable client account, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Conflicts Committee and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts. With respect to material conflicts of interest between one or more PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each client account’s best interests if the conflict exists between client accounts managed by different portfolio managers.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

Parametric Portfolio Associates LLC (“Parametric”)

Parametric acts as a discretionary investment adviser for various clients, which may include clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”). While Parametric’s standard policy is to not vote proxies for clients, the firm’s authority to vote proxies or act with respect to other shareholder actions may be established through the delegation of discretionary authority under an investment advisory contract. Therefore, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right, in writing, in the investment management agreement or in a supplemental written communication, to vote its own

126

proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, Parametric will vote all proxies and act on all other actions in a timely manner as part of the firm’s full discretionary authority over client assets in accordance with the proxy voting policies and procedures. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings and class actions.

For proxies voted by Parametric, the firm receives proxies and votes them in a timely manner and in a manner consistent with the determination of the client’s best interests. Each proxy issue will be considered individually. Proxy voting may be different for different types of clients. Although many proxy proposals can be voted in accordance with established guidelines (the “Guidelines”), it is recognized that some proposals require special consideration which may dictate that an exception is made to the Guidelines.

Parametric will review all proxy proposals for conflicts of interest as part of the overall vote review process. Where a proxy proposal raises a material conflict between Parametric’s interests and a client’s interest, the firm will resolve such a conflict in one or more of the following manners: vote in accordance with the Guidelines; obtain consent of clients; and/or client directive to use an independent third party. To the extent that Parametric has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the firm will vote in accordance with the pre-determined voting policy. To the extent that Parametric has discretion to deviate from the Guidelines with respect to the proposal in question, the firm will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. If a client does not respond to such a conflict disclosure request or denies the request, Parametric will abstain from voting the securities held by the client’s account. Lastly, a client may, in writing, specifically direct Parametric to forward all proxy matters in which the firm has a conflict of interest regarding the client’s securities to an identified independent third party for review and recommendation. When the independent third party’s recommendations are received on a timely basis, Parametric will vote all such proxies in accordance with the third party’s recommendation; whereas, if the third party’s recommendations are not received in a timely manner, Parametric will abstain from voting the securities held by that client’s account.

Pzena Investment Management LLC (“Pzena”)

Pzena subscribes to Institutional Shareholder Services (“ISS”) proxy monitoring and voting agent service. However, Pzena retains ultimate responsibility for instructing ISS how to vote proxies on behalf of a Portfolio, and applies its own proxy voting guidelines, which are summarized below. If Pzena does not issue instructions for a particular vote, ISS will vote in accordance with Pzena’s guidelines or with management if Pzena’s guidelines do not address the proxy item. If it appears that a material conflict of interest has arisen, Pzena’s Chief Compliance Office will convene a meeting of its proxy voting committee to determine whether a conflict of interest exists and how that conflict should be resolved.

Pzena’s general positions on various proposals are as follows:

Director Matters – Pzena evaluates director nominees individually and as a group based on its own assessments and ISS’ recommendations. Pzena generally withholds votes from any insiders on audit, compensation or nominating committees, and from any insiders and affiliated outsiders with respect to boards that do not have majority independent directors.

Shareholder Rights – Pzena generally opposes classified boards and any other proposals designed to eliminate or restrict shareholders’ rights. Pzena supports anti-takeover measures that are in the best interests of shareholders, but opposes poison pills and other anti-takeover measures that entrench management or thwart the maximization of investment returns.

Compensation and Benefits Plans – Pzena generally supports incentive plans under which 50% or more of the shares awarded to top executives are tied to performance goals. Pzena votes against golden parachute or other incentive compensation arrangements which it deems excessive or unreasonable, which it considers to be significantly more economically attractive than continued employment, or which are triggered solely by the recipient (e.g. resignation).

Auditors – Pzena generally votes with management with respect to the appointment of auditors, so long as management is in compliance with current regulatory requirements focused on auditor independence and improved Board and committee representation.

Standish Mellon Asset Management Company LLC (“Standish”)

Standish, through its participation on The Bank of New York Mellon Corporation’s (“BNY Mellon”) Proxy Policy Committee (“PPC”), has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, Standish seeks to act solely in the best financial and economic interest of the applicable client. Standish will carefully review proposals that would limit shareholder control or could affect the value of a client’s investment. Standish generally will oppose proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. Standish will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable management to bargain effectively with potential suitors and otherwise achieve long-term goals. On questions of social responsibility where economic performance does not appear to be an issue, Standish will

127

attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the proposal including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The PPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

Standish recognizes its duty to vote proxies in the best interests of its clients. Standish seeks to avoid material conflicts of interest through its participation in the PPC, which applies detailed, pre-determined proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, Standish and its affiliates engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and affiliated mutual fund securities.

All proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. These guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized under the Voting Guidelines will be voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require. Proposals that cannot be categorized under the Voting Guidelines will be referred to the PPC for discussion and vote. Additionally, the PPC may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Standish weighs the cost of voting, and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote.

In evaluating proposals regarding incentive plans and restricted stock plans, the PPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the PPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The PPC generally votes against proposals that permit the repricing or replacement of stock options without shareholder approval or that are silent on repricing and the company has a history of repricing stock options in a manner that the PPC believes is detrimental to shareholders. Standish will furnish a copy of its Proxy Voting Policy, any related procedures, and its Voting Guidelines to each advisory client upon request. Upon request, Standish will also disclose to an advisory client the proxy voting history for its account after the shareholder meeting has concluded.

Sustainable Growth Advisers, L.P. (“SGA”)

SGA’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of the clients, material conflicts are avoided and fiduciary obligations are fulfilled. The policy and procedures are updated as appropriate to take into account developments in the law, best practices in the industry, and refinements deemed appropriate by SGA. Material conflicts are resolved in the best interest of the clients or in accordance with specific client directives.

Designated individuals are assigned the duties of receiving and reviewing proxies. These individuals ensure that proxies are voted only for those clients that have designated this authority to SGA.

It is the policy of SGA to generally vote with management on routine matters affecting the future of the corporation. Occasionally, however when merger proposals or other corporate restructuring are involved, we vote shares we manage based on our best judgment as to what will produce the highest return relative to risk. Judgmental issues are reviewed by senior investment professionals to determine if adopting the proposal is in the best interest of our clients. An assessment is made to determine the extent to which there may be a material conflict between the adviser’s interests and those of the client. If conflicts arise, SGA will vote in accordance with its pre-determined policies.

There may be occasions (although SGA anticipates they would be rare) where the proxy guidelines or policies of one of the managed accounts may conflict with SGA’s general guidelines or with the guidelines or policies of another managed account. In such a case, it is SGA’s policy to attempt to comply with each of the different client policies so long as, in doing so, SGA continues to comply with ERISA and any other applicable law, regulation and policy. In order to achieve compliance with differing guidelines or policies, it may be necessary to vote the proxies on a proportionate basis (based on number of shares held). If there is to be a departure from a client’s proxy voting policy or guidelines, a Principal of SGA will contact the designated representative at the client to address and resolve the situation as appropriated.

128

Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”)

Vaughan Nelson utilizes the services of a Proxy Service Provider to assist in voting proxies. Vaughan Nelson undertakes to vote all client proxies in a manner reasonably expected to ensure the client’s best interest is upheld and in a manner that does not subrogate the client’s best interest to that of Vaughan Nelson’s in instances where a material conflict exists. Vaughan Nelson has created a Proxy Voting Guideline (“Guideline”) believed to be in the best interest of clients relating to common and recurring issues found within proxy voting material. The Guideline is the work product of Vaughan Nelson’s Investment Committee and it considers the nature of the firm’s business, the types of securities being managed and other sources of information including, but not limited to, research provided by an independent research firm, internal research, published information on corporate governance and experience. The Guideline helps to ensure voting consistency on issues common amongst issuers and to serve as evidence that a vote was not the product of a conflict of interest but rather a vote in accordance with a pre-determined policy. However, in many recurring and common proxy issues a “blanket voting approach” cannot be applied. In these instances the Guideline indicates that such issues will be addressed on a case-by-case basis in consultation with a portfolio manager to determine how to vote the issue in the client’s best interest.

In executing its duty to vote proxies for the client, a material conflict of interest may arise. Vaughan Nelson does not envision a large number of situations where a conflict of interest would exist, if any, between it and the client given the nature of its business, client base, relationships and the types of securities managed. Notwithstanding, if a conflict of interest arises Vaughan Nelson will undertake to vote the proxy or proxy issue in the client’s continued best interest. This will be accomplished by either casting the vote in accordance with the Guideline, if the application of such policy to the issue at hand involves little discretion on Vaughan Nelson’s part, or casting the vote as indicated by the independent third-party research firm.

Finally, there may be circumstances or situations that may preclude or limit the manner in which a proxy is voted. These may include: 1) mutual funds – whereby voting may be controlled by restrictions within the fund or the actions of authorized persons, 2) international securities – whereby the perceived benefit of voting an international proxy does not outweigh the anticipated costs of doing so, 3) new accounts – instances where security holdings assumed will be sold in the near term thereby limiting any benefit to be obtained by a vote of proxy material, 4) small combined holdings/unsupervised securities – where the firm does not have a significant holding or basis on which to offer advice, 5) a security is out on loan, or 6) securities held on record date but not held on meeting date.

Wellington Management Company LLP (“Wellington Management”)

The Portfolios for which Wellington Management serves as sub-adviser have granted to Wellington Management the authority to vote proxies on their behalf with respect to the assets managed by Wellington Management. Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of clients for whom it exercises proxy-voting discretion (“Global Proxy Policy and Procedures”). Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines.

STATEMENT OF POLICY

Wellington Management:

1) Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it determines that it is in the best interest of one or more clients to refrain from voting a given proxy.

2) Votes all proxies in the best interests of the client for whom it is voting, i.e., to maximize economic value.

3) Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

RESPONSIBILITY AND OVERSIGHT

Investor and Counterparty Services (“ICS”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Corporate Governance Committee to develop practices that implement those requirements. Day-to-day administration of the proxy voting process is the responsibility of ICS, which also acts as a resource for portfolio managers and research analysts on proxy matters, as needed. The Corporate Governance Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines and for providing advice and guidance on specific proxy votes for individual issuers.

129

PROCEDURES

Use of Third-Party Voting Agent

Wellington Management uses the services of a third-party voting agent to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted.

Receipt of Proxy

If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.

Reconciliation

Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, ICS conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance and of current practices of specific companies.

Proxy Voting

Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

• Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by ICS and voted in accordance with the Guidelines.

• Issues identified as “case-by-case” in the Guidelines are further reviewed by ICS. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

• Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Wellington Management reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact ICS about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene.

OTHER CONSIDERATIONS

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

130

Securities Lending

In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).

Western Asset Management Company (“Western Asset”)

As Western Asset is a fixed-income only manager, the occasion to vote proxies is very rare. In the unlikely event a proxy vote is required, and the voting rights have not been reserved by the plan fiduciary, it is Western Asset’s policy to vote solely in the interests of plan participants and beneficiaries and for the exclusive purpose of providing economic benefits to them.

All Western Asset-voted proxies are logged when received, and the materials are then distributed to an appropriate portfolio manager or analyst who makes recommendations for the specific vote. Upon receipt of these recommendations, a member of Western Asset’s compliance team will log the rationales, and vote the proxy as per the recommendations, in accordance with the Firm’s Proxy Policy and Procedures.

131

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP serves as the Trust’s independent registered public accounting firm. The Trust’s financial statements as of June 30, 2015 have been audited by PricewaterhouseCoopers LLP whose address is 41 South High Street, Suite 2500, Columbus, OH, 43215. Such financial statements and accompanying report are set forth in the Trust’s Annual Report to Shareholders, which accompanies this Statement of Additional Information and is incorporated herein by reference.

132

RATINGS APPENDIX

RATINGS FOR CORPORATE DEBT SECURITIES

Moody’s Investors Service, Inc.	Standard & Poor’s Ratings Services

Aaa	AAA

Judged to be of the best quality; smallest degree of investment risk.	This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

Aa	AA

Judged to be of high quality by all standards; together with Aaa group, comprise what are generally known as “high grade bonds.”	Also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong.

A	A

Possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.	Strong capacity to pay principal and interest, although securities in this category are somewhat upper medium grade more susceptible to the adverse effects of changes in circumstances and economic conditions.

Baa	BBB

Medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for present but certain protective elements may be lacking or unreliable over time. Lacking in outstanding investment characteristics and have speculative characteristics as well.	Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Ba	BB

Judged to have speculative elements: their future cannot be considered as well assured. Often the protection of interest and principal payments may every moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.	Bonds rated BB are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

B	B

Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Caa	CCC

Of poor standing, such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds rated CCC have a current vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

133

Ca	CC

Represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds rated CC have a current high vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C	C

The lowest rated class; can be regarded as having extremely poor prospects of ever attaining any real investment standing.	The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI

Reserved for income bonds on which no interest is being paid.

D

In payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

134

RATINGS FOR MUNICIPAL SECURITIES

The following summarizes the two highest ratings used by Standard & Poor’s Ratings Services for short term municipal notes:

SP-1 — Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a (+) designation.

SP-2 — Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

The following summarizes the two highest ratings used by Moody’s Investors Service, Inc. for short term notes:

MIG-1 — Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-1 — Obligations bearing these designations are of the high quality, with margins of protection ample although not so large as in the preceding group.

RATINGS FOR COMMERCIAL PAPER

The following summarizes the two highest ratings used by Standard & Poor’s Ratings Services for commercial paper:

Commercial Paper rated A-1 by Standard & Poor’s Corporation indicated that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.

The following summarizes the two highest ratings used by Moody’s Investors Service, Inc. for commercial paper:

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

The following summarizes the ratings used by Fitch for commercial paper:

When assigning ratings, Fitch considers the historical and prospective financial condition, quality of management, and operating performance of the issuer and of any guarantor, any special features of a specific issue or guarantee, the issue’s relationship to other obligations of the issuer, as well as developments in the economic and political environment that might affect the issuer’s financial strength and credit quality. In the case of a structured financing, the quality of its underlying assets and the integrity of its legal structure are considered. In the case of banks, for which sector there is a history of rescue by sovereign “lenders of last resort” or by major shareholders, the potential strength of any such support is also taken into account in the ratings.

FITCH, INC. (“Fitch Ratings”)

Corporate Finance Obligations – Long-Term Rating Scales

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%–50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or Issuer Default Rating (“IDR”).

AAA — Highest credit quality. `AAA’ denotes the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

135

AA — Very high credit quality. `AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB — Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB — Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B — Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC — Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC — Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C — Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Notes: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.

The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F-1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F-2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F-3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B -Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C- High short-term default risk. Default is a real possibility.

R-D Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D- Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

136

STATEMENT OF ADDITIONAL INFORMATION

HC Strategic Shares

November 1, 2015

As Supplemented March 29, 2016

HC CAPITAL TRUST

FIVE TOWER BRIDGE, 300 BARR HARBOR DRIVE, SUITE 500

WEST CONSHOHOCKEN, PA 19428-2970

This Statement of Additional Information is designed to supplement information contained in the Prospectuses relating to HC Capital Trust (“Trust”). The Trust is an open-end, series, management investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”). HC Capital Solutions serves as the overall investment adviser to the Trust under the terms of a discretionary investment advisory agreement. It generally oversees the services provided to the Trust. HC Capital Solutions is a separate operating division of Hirtle Callaghan & Co., LLC (the “Adviser”). This document although not a Prospectus, is incorporated by reference in its entirety in the Trust’s Prospectuses and should be read in conjunction with the Trust’s Prospectuses dated November 1, 2015. A copy of those Prospectuses is available by contacting the Trust at (800) 242-9596.

Ticker Symbol
The Value Equity Portfolio	HCVEX
The Institutional Value Equity Portfolio	HCIVX
The Growth Equity Portfolio	HCEGX
The Institutional Growth Equity Portfolio	HCIGX
The Small Capitalization—Mid Capitalization Equity Portfolio	HCCEX
The Institutional Small Capitalization—Mid Capitalization Equity Portfolio	HCSCX
The Real Estate Securities Portfolio	HCREX
The Commodity Returns Strategy Portfolio	HCCSX
The ESG Growth Portfolio	HCESX
The International Equity Portfolio	HCIEX
The Institutional International Equity Portfolio	HCINX
The Emerging Markets Portfolio	HCEMX
The Core Fixed Income Portfolio	HCIIX
The Fixed Income Opportunity Portfolio	HCHYX
The U.S. Government Fixed Income Securities Portfolio	HCUSX
The Inflation Protected Securities Portfolio	HCPBX
The U.S. Corporate Fixed Income Securities Portfolio	HCXSX
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	HCASX
The Short-Term Municipal Bond Portfolio	HCSBX
The Intermediate Term Municipal Bond Portfolio	HCIMX
The Intermediate Term Municipal Bond II Portfolio	HCBSX

This Statement of Additional Information does not contain all of the information set forth in the registration statement filed by the Trust with the Securities and Exchange Commission (“SEC”) under the Securities Act of 1933. Copies of the registration statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at its offices in Washington, D.C.

The Trust’s Annual Report to Shareholders dated June 30, 2015 and Semi-Annual Report dated December 31, 2014 accompanies this Statement of Additional Information and is incorporated herein by reference. The date of this Statement of Additional Information is November 1, 2015.

Statement of Additional Information Heading	Page	Corresponding Prospectus Heading

Management of the Trust	3	Management of the Trust

Further Information About the Trust’s Investment Policies	23	Investment Risks and Strategies

Investment Restrictions	55	Investment Risks and Strategies

Additional Purchase and Redemption Information	58	Shareholder Information

Portfolio Transactions and Valuation	59	Shareholder Information

Additional Information about the Portfolio Managers	63	Specialist Manager Guide

Dividends, Distributions and Taxes	107	Shareholder Information

History of the Trust and Other Information	111	Management of Trust

Proxy Voting	120	N/A

Independent Registered Public Accounting Firm and Financial Statements	138	Financial Highlights

Ratings Appendix	139	N/A

MANAGEMENT OF THE TRUST

GOVERNANCE. The Trust’s Board of Trustees (“Board”) currently consists of five members. A majority of the members of the Board are individuals who are not “interested persons” of the Trust within the meaning of the Investment Company Act; in the discussion that follows, these Board members are referred to as “Independent Trustees.” The remaining Board member is a senior officer of the Adviser and is thus considered an “interested person” of the Trust for purposes of the Investment Company Act. This Board member is referred to as an “Affiliated Trustee.” Each Trustee serves until the election and qualification of his or her successor, unless the Trustee sooner resigns or is removed from office.

Day-to-day operations of the Trust are the responsibility of the Trust’s officers, each of whom is elected by, and serves at the pleasure of, the Board. The Board is responsible for the overall supervision and management of the business and affairs of the Trust and of each of the Trust’s separate investment portfolios (each, a “Portfolio” and collectively, the “Portfolios”), including the selection and general supervision of those investment advisory organizations (“Specialist Managers”) retained by the Trust to provide portfolio management services to the respective Portfolios. The Board also may retain new Specialist Managers or terminate particular Specialist Managers, if the Board deems it appropriate to do so in order to achieve the overall objectives of the Portfolio involved. More detailed information regarding the Trust’s use of a multi-manager structure appears in this Statement of Additional Information under the heading “Management of the Trust: Multi-Manager Structure.”

OFFICERS AND AFFILIATED TRUSTEE. The table below sets forth certain information about the Trust’s Affiliated Trustee, as well as its executive officers.

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE; TERM SERVED IN OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY TRUSTEE**
Robert J. Zion* Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Born: 1961	Trustee; President	Indefinite; Trustee since 4/30/07; President since 6/12/2012	Mr. Zion is currently the Chief Operating Officer, Secretary and a Principal of the Adviser. He has been with the Adviser for more than the past five years.	21	None

Colette Bergman Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Born: 1970	Vice President & Treasurer	Indefinite; Since 6/12/2012	Ms. Bergman is currently a Vice President of the Adviser. She has been with the Adviser for more than 5 years.	21	N/A

Guy Talarico Alaric Compliance Services, LLC 150 Broadway, Suite 302 New York, NY 10038 Born: 1955	Chief Compliance Officer	Indefinite; Since 4/25/2013	Mr. Talarico is the founder and CEO of Alaric Compliance Services LLC and has been since the company’s inception in 2004.	21	N/A

Curtis Barnes Citi Fund Services 3435 Stelzer Road Columbus, OH 43219 Born: 1953	Secretary	Indefinite; Since 6/05/14	Mr. Barnes is a Senior Vice President and has been with Citi Fund Services Ohio, Inc. since June 1995.	21	N/A

*	Mr. Zion may be deemed to be an “interested person,” of the Adviser as that term is defined by the Investment Company Act, as a result of his past or present positions with the Adviser or its affiliates.
**	The information in this column relates only to directorships in companies required to file certain reports with the SEC under the various federal securities laws.

INDEPENDENT TRUSTEES. The following table sets forth certain information about the Independent Trustees.

NAME, ADDRESS, AND AGE	POSITION(S) HELD WITH TRUST	TERM OF OFFICE; TERM SERVED IN OFFICE	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY TRUSTEE*
Jarrett Burt Kling Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Born: 1943	Trustee	Indefinite; Since 7/20/95	For more than the past five years Mr. Kling has been a managing director of CBRE Clarion Securities, LLC, a registered investment adviser.	21	None

Harvey G. Magarick Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Born: 1939	Trustee	Indefinite; Since 7/01/04	Mr. Magarick is retired. Prior to June 3, 2004, he was a partner in the accounting firm of BDO Seidman, LLP.	21	Resource Credit Opportunity, Inc. and Resource Real Estate Innovation Office REIT, Inc.

R. Richard Williams Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Born: 1945	Trustee	Indefinite; Since 7/15/99	Since 2000, Mr. Williams has been the owner of Seaboard Advisers (consulting services).	21	Franklin Square Energy and Power Fund

Richard W. Wortham, III Five Tower Bridge, 300 Barr Harbor Drive, W. Conshohocken, PA 19428 Born: 1938	Trustee	Indefinite; Since 7/20/95	Mr. Wortham is currently the Chairman and Chief Executive Officer of The Wortham Foundation and has been a Trustee for more than the past five years.	21	Oncor Electric Delivery Company LLC

*	The information in this column relates only to directorships in companies required to file certain reports with the SEC under the various federal securities laws.

The Independent Trustees identified in the table above have served together on the Trust’s Board for 11 years. Taken as a whole, the Board represents a broad range of business and investment experience, as well as professional skills. Mr. Magarick has extensive experience in public accounting, tax and internal controls and was previously a Partner with BDO Seidman, LLP. Mr. Kling, who holds a B. S. from the Wharton School of The University of Pennsylvania, has over 40 years of experience in investment management and as a co-founder of CBRE Clarion Securities, LLC, has extensive experience in the distribution of investment products. Mr. Williams brings to the Board the experience of a long term business owner, having founded, owned and operated a company that became, during his tenure, the country’s largest distributor of certain industrial equipment, as well as a market leader in pharmaceutical, commercial construction and other business segments. Mr. Wortham has over three decades of executive management experience, having served as a Trustee of The Wortham Foundation, a private philanthropic foundation with assets of approximately $260 million. He is also a life trustee of the Museum of Fine Arts Houston, serving on the executive, finance, investment and audit committees, and is a director of a large electrical transmission and distribution company. The Affiliated Trustee, Mr. Zion, was a certified public accountant with Coopers & Lybrand LLP prior to joining the Hirtle Callaghan organization, has served in executive capacities with companies affiliated with Hirtle Callaghan & Co., LLC for more than ten years.

COMMITTEES OF THE BOARD OF TRUSTEES. The Board has established two committees to assist the Trustees in fulfilling their oversight responsibilities.

The Nominating Committee is responsible for the nomination of individuals to serve as Independent Trustees. The Nominating Committee, whose members consist of all of the Independent Trustees, did not meet during the fiscal year ended June 30, 2015. The Nominating Committee will consider persons submitted by security holders for nomination to the Board. Recommendations for consideration by the Nominating Committee should be sent to the Secretary of the Trust in writing, together with appropriate biographical information concerning each such proposed nominee, at the principal executive office of the Trust. When evaluating individuals for recommendation for Board membership, the Nominating Committee considers the candidate’s knowledge of the mutual fund industry, educational background and experience and the extent to which such experience and background would enable the Board to maintain a diverse mix of skills and qualifications. Additionally, the entire Board annually performs a self-assessment with respect to its current members, which includes a review of their backgrounds, professional experience, qualifications and skills.

The Audit Committee is responsible for overseeing the audit process and the selection of independent registered public accounting firms for the Trust, as well as providing assistance to the full Board in fulfilling its responsibilities as they relate to fund accounting, tax compliance and the quality and integrity of the Trust’s financial reports. The Audit Committee, whose members consist of all of the Independent Trustees, held 5 meetings during the fiscal year ended June 30, 2015. Mr. Magarick currently serves as the Audit Committee Chairman.

Compliance and Risk Oversight Process. The Trustees overall responsibility for identifying and overseeing the operational, business and investment risks inherent in the operation of the Trust is handled by the Board as a whole and by the Board’s Audit Committee, particularly with respect to accounting matters. To assist them in carrying out their oversight responsibilities, the Trustees receive, in connection with each of the Board’s regular quarterly meetings, regular reports from the Trust’s Administrator with respect to portfolio compliance, fund accounting matters and matters relating to the computation of the Trust’s net asset value per share. The Trustees also receive reports, at least quarterly, from the Trust’s Chief Compliance Officer or “CCO.” These reports, together with presentations provided to the Board at its regular meetings and regular compliance conference calls among the Advisor, the CCO and the Chair of the Board’s Audit Committee held each month in which there is not a quarterly Board meeting, are designed to keep the Board informed with respect to the effectiveness of the Trust’s overall compliance program including compliance with stated investment strategies, and to help ensure that the occurrence of any event or circumstance that may have a material adverse effect on the Trust are brought promptly to the attention of the Board and that appropriate action is taken to mitigate any such adverse effect. Additionally, the full Board annually receives a report from the Trust’s CCO and both the full Board and, at the discretion of the Independent Trustees, the Independent Trustees separately meet with the CCO for the purpose of discussing the extent to which the Trust’s overall compliance program is reasonably designed to detect and prevent violations of the federal securities laws and assessing the effectiveness of the overall compliance program. Additionally, both the Board and the Audit Committee meet at least annually with the Trust’s independent public accounting firm. As indicated above, the Audit Committee is comprised solely of Independent Trustees and the Audit Committee and its Chair are regular participants in the compliance and risk oversight process. To date, the Board has not found it necessary to specifically identify a “lead trustee” or to elect, as the Board’s Chairman, an Independent Trustee, although the Board reserves the right to do so in the future.

COMPENSATION ARRANGEMENTS. Since January 1, 2015, each of the Independent Trustees has been entitled to receive from the Trust a fee of (i) $72,500 per year; (ii) an additional $10,000 for each regular and special in person Board meeting attended by him (regardless of whether attendance is in person or by telephone), plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at such meetings; (iii) $2,500 for each Audit Committee Meeting attended in person or telephonically and (iv) $2,500 per each regular and special telephonic meeting attended by him, plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his attendance at such meetings. Committee Chairs receive an additional $10,000 annual fee. The Affiliated Trustee and the Trust’s officers receive no compensation from the Trust for performing the duties of their respective offices. The table below shows the aggregate compensation received from the Trust by each of the Independent Trustees during the fiscal year ending June 30, 2015 (excluding reimbursed expenses) and reflects the above compensation arrangements except that the annual retainer fee prior to January 1, 2015 was $65,000 per year.

NAME	AGGREGATE COMPENSATION FROM TRUST	PENSION RETIREMENT BENEFITS FROM TRUST	ESTIMATED BENEFITS UPON RETIREMENT FROM TRUST	TOTAL COMPENSATION FROM TRUST
Jarrett Burt Kling	$121,500	none	none	$121,500
Harvey G. Magarick	$131,250	none	none	$131,250
R. Richard Williams	$121,250	none	none	$121,250
Richard W. Wortham, III	$121,250	none	none	$121,250

TRUSTEE OWNERSHIP OF SECURITIES OF HC CAPITAL TRUST. The table below sets forth the extent of each Trustee’s beneficial interest in shares of the Portfolios as of December 31, 2014. For purposes of this table, beneficial interest includes any direct or indirect pecuniary interest in securities issued by the Trust and includes shares of any of the Trust’s Portfolios held by members of a Trustee’s immediate family. As of August 3, 2015, all of the officers and trustees of the Trust own, in the aggregate, less than one percent of the outstanding shares of the respective Portfolios of the Trust; officers and Trustees of the Trust may, however, be investment advisory clients of the Adviser and shareholders of the Trust.

	ROBERT J. ZION*	JARRETT BURT KLING	HARVEY G. MAGARICK	R. RICHARD WILLIAMS	RICHARD W. WORTHAM, III**
The Value Equity Portfolio	e	c	d	e	a
The Institutional Value Equity Portfolio	e	a	d	e	a
The Growth Equity Portfolio	e	c	d	e	a
The Institutional Growth Equity Portfolio	e	a	d	a	a
The Small Capitalization—Mid Capitalization Equity Portfolio	b	b	b	a	a
The Institutional Small Capitalization—Mid Capitalization Equity Portfolio	e	a	a	a	a
The Real Estate Securities Portfolio	a	a	a	a	a
The Commodity Returns Strategy Portfolio	c	a	e	d	a
The ESG Growth Portfolio	a	a	a	a	a
The International Equity Portfolio	e	d	e	e	a
The Institutional International Equity Portfolio	e	a	d	e	a
The Emerging Markets Portfolio	e	c	e	e	a
The Core Fixed Income Portfolio	a	a	e	a	a
The Fixed Income Opportunity Portfolio	a	a	e	a	a
The U.S. Government Fixed Income Securities Portfolio	a	a	a	a	a
The Inflation Protected Securities Portfolio	a	a	a	a	a
The U.S. Corporate Fixed Income Securities Portfolio	a	a	a	a	a
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	a	a	a	a	a
The Short-Term Municipal Bond Portfolio	a	a	c	a	a
The Intermediate Term Municipal Bond Portfolio	c	c	e	a	a
The Intermediate Term Municipal Bond II Portfolio	a	a	c	a	a
AGGREGATE DOLLAR RANGE OF TRUST SHARES	e	e	e	e	a

NOTE:

a = None

b = $1 - $10,000

c = $10,001 - $50,000

d = $50,001 - $100,000

e = Over $100,000

*	Mr. Zion is also a trustee of a Revocable Trust which held shares as of December 31, 2014 of between $10,001-$50,000 in each of The Intermediate Term Municipal Bond Portfolio and The Commodity Returns Strategy Portfolio and also over $100,000 in each of The Value Equity Portfolio, The Growth Equity Portfolio, The International Equity Portfolio, and The Emerging Markets Portfolio. Mr. Zion disclaims beneficial ownership of the Trust.
**	Mr. Wortham serves as a trustee for the Wortham Foundation which held shares as of December 31, 2014 of over $100,000 in each of The Emerging Markets Portfolio, The Fixed Income Opportunity Portfolio, The Institutional Value Equity Portfolio, The Institutional Growth Equity Portfolio, The Inflation Protected Securities Portfolio and The Institutional International Equity Portfolio. Mr. Wortham has no beneficial interest in the Foundation.

MULTI-MANAGER STRUCTURE. As noted in the Prospectus, each of the Trust’s Portfolios is authorized to operate on a “multi-manager” basis. This means that a single Portfolio may be managed by more than one Specialist Manager. In selecting Specialist Managers, the Adviser seeks to identify and retain Specialist Managers who have achieved and will continue to achieve superior investment records relative to selected benchmarks; (b) pair Specialist Managers that have complementary investment styles; (c) monitor Specialist Managers’ performance and adherence to stated styles; and (d) effectively allocate Portfolio assets among Specialist Managers. At present, the Value Equity, Growth Equity, Small Capitalization—Mid Capitalization Equity, International Equity, Emerging Markets, Institutional Value Equity, Institutional Growth Equity, Institutional Small Capitalization—Mid

Capitalization Equity, Institutional International Equity, Real Estate Securities, Commodity Returns Strategy, ESG Growth, Fixed Income Opportunity, Core Fixed Income and U.S. Corporate Fixed Income Securities Portfolios each employ the multi-manager structure.

Engagement and Termination of Specialist Managers. The Board is responsible for making decisions with respect to the engagement and/or termination of Specialist Managers based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to specific investment styles. While superior performance is regarded as the ultimate goal, short-term performance by itself is not a significant factor in selecting or terminating Specialist Managers. From time to time, the Adviser may recommend, and the Board may consider, terminating the services of a Specialist Manager. The criteria for termination may include, but are not limited to, the following: (a) departure of key personnel from the Specialist Manager’s firm; (b) acquisition of the Specialist Manger by a third party; (c) change in or departure from investment style, or (d) prolonged poor performance relative to the relevant benchmark index.

The Board’s authority to retain Specialist Managers is subject to the provisions of Section 15(a) of the Investment Company Act. Section 15(a) prohibits any person from serving as an investment adviser to a registered investment company unless the written contract has been approved by the shareholders of that company. Rule 15a-4 under the Investment Company Act (“Rule 15a-4”), however, provides for an exception from the provisions of Section 15(a). Rule 15a-4 permits an adviser to provide advisory services to an investment company before shareholder approval is obtained pursuant to the terms of an interim agreement in the event that a prior advisory contract is terminated by action of such company’s board; in such case, a new contract must be approved by such shareholders within 150 days of the effective date of the interim agreement, or such interim agreement will terminate. The Trust has relied upon the provisions of Rule 15a-4 from time to time, as more fully discussed in this Statement of Additional Information under the heading “Management of the Trust: Investment Advisory Arrangements.” Additionally, the Trust has received an order from the SEC that exempts the Trust from the provisions of Section 15(a) and certain related provisions of the Investment Company Act under certain circumstances. This order permits the Trust to enter into portfolio management agreements with Specialist Managers upon the approval of the Board but without submitting such contracts for the approval of the shareholders of the relevant Portfolio. The shareholders of each Portfolio have approved this structure. Unless otherwise permitted by law, the Board will not act in reliance upon such order with respect to any new Portfolio unless the approval of the shareholders of that Portfolio is first obtained. The SEC has proposed a rule that, if adopted, would provide relief from Section 15(a) similar to that currently available only by SEC order. The Board may consider relying upon this rule, if adopted, in connection with the Trust’s multi-manager structure.

Allocation of Assets Among Specialist Managers. The Adviser is responsible for determining the level of assets that will be allocated among the Specialist Managers in those Portfolios that are served by two or more Specialist Managers. The Adviser and the Trust’s officers monitor the performance of both the overall Portfolio and of each Specialist Manager and, from time to time, may make changes in the allocation of assets to the Specialist Managers that serve a particular Portfolio. For example, a reallocation may be made in the event that a Specialist Manager experiences variations in performance as a result of factors or conditions that affect the particular universe of securities emphasized by that investment manager, as a result of personnel changes within the manager’s organization or in connection with the engagement of an additional Specialist Manager for a particular Portfolio.

INVESTMENT ADVISORY ARRANGEMENTS. The services provided to the Trust by the Adviser and by the various Specialist Managers are governed under the terms of written agreements, in accordance with the requirements of the Investment Company Act. Each of these agreements is described below.

The HC Capital Agreement. The services provided to the Trust by the Adviser, described above and in the Prospectus, are governed under the terms of two written agreements with the Trust (“HC Capital Agreements”).

Each HC Capital Agreement provides for an initial term of two years. Thereafter, each HC Capital Agreement remains in effect from year to year so long as such continuation is approved, at a meeting called for the purpose of voting on such continuance, at least annually (i) by the vote of a majority of the Board or the vote of the holders of a majority of the outstanding securities of the Trust within the meaning of Section 2(a)(42) of the Investment Company Act; and (ii) by a majority of the Independent Trustees, by vote cast in person. Each of the HC Capital Agreements may be terminated at any time, without penalty, either by the Trust or by the Adviser, upon sixty days written notice and will automatically terminate in the event of its assignment as defined in the Investment Company Act. The HC Capital Agreements permit the Trust to use the logos and/or trademarks of the Adviser. In the event, however, that the HC Capital Agreements are terminated, the Adviser has the right to require the Trust to discontinue any references to such logos and/or trademarks and to change the name of the Trust as soon as is reasonably practicable. The HC Capital Agreements further provide that the Adviser will not be liable to the Trust for any error, mistake of judgment or of law, or loss suffered by the Trust in connection with the matters to which the HC Capital Agreements relate (including any action of any officer of the Adviser or employee in connection with the service of any such officer or employee as an officer of the Trust), whether or not any such action was taken in reliance upon information provided to the Trust by the Adviser, except losses that may be sustained as a result of willful misfeasance, reckless disregard of its duties, bad faith or gross negligence on the part of the Adviser.

The dates of the Board and shareholder approvals of the HC Capital Agreements with respect to each Portfolio are set forth as follows:

MOST RECENT CONTRACT APPROVAL
AGREEMENT RELATING TO:	SHAREHOLDERS	BOARD
The Value Equity Portfolio	December 27, 2006	March 10, 2015
The Institutional Value Equity Portfolio	July 18, 2008	March 10, 2015
The Growth Equity Portfolio	December 27, 2006	March 10, 2015
The Institutional Growth Equity Portfolio	August 8, 2008	March 10, 2015
The Small Capitalization—Mid Capitalization Equity Portfolio	December 27, 2006	March 10, 2015
The Institutional Small Capitalization—Mid Capitalization Equity Portfolio	August 15, 2008	March 10, 2015
The Real Estate Securities Portfolio	May 14, 2009	March 10, 2015
The Commodity Returns Strategy Portfolio	June 2, 2010	March 10, 2015
The ESG Growth Portfolio	July 13, 2015	June 9, 2015
The International Equity Portfolio	December 27, 2006	March 10, 2015
The Institutional International Equity Portfolio	November 20, 2009	March 10, 2015
The Emerging Markets Portfolio	December 10, 2009	March 10, 2015
The Core Fixed Income Portfolio	December 27, 2006	March 10, 2015
The Fixed Income Opportunity Portfolio	December 27, 2006	March 10, 2015
The U.S. Government Fixed Income Securities Portfolio	November 22, 2010	March 10, 2015
The Inflation Protected Securities Portfolio	February 24, 2014	March 10, 2015
The U.S. Corporate Fixed Income Securities Portfolio	November 22, 2010	March 10, 2015
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	November 22, 2010	March 10, 2015
The Short-Term Municipal Bond Portfolio	December 27, 2006	March 10, 2015
The Intermediate Term Municipal Bond Portfolio	December 27, 2006	March 10, 2015
The Intermediate Term Municipal Bond II Portfolio	July 13, 2010	March 10, 2015

Portfolio Management Contracts with Specialist Managers. The provision of portfolio management services by the various Specialist Managers is governed by individual investment advisory contracts (each, a “Portfolio Management Contract”) between the relevant Specialist Manager and the Trust. Each of the Portfolio Management Contracts includes a number of similar provisions. Each Portfolio Management Contract provides that the named Specialist Manager will, subject to the overall supervision of the Board, provide a continuous investment program for the assets of the Portfolio to which such contract relates, or that portion of such assets as may be, from time, to time allocated to such Specialist Manager. Under their respective contracts, each Specialist Manager is responsible for the provision of investment research and management of all investments and other instruments and the selection of brokers and dealers through which securities transactions are executed. Each of the contracts provides that the named Specialist Manager will not be liable to the Trust for any error of judgment or mistake of law on the part of the Specialist Manager, or for any loss sustained by the Trust in connection with the purchase or sale of any instrument on behalf of the named Portfolio, except losses that may be sustained as a result of willful misfeasance, reckless disregard of its duties, bad faith or gross negligence on the part of the named Specialist Manager. Each of the Portfolio Management Contracts provides that it will remain in effect for an initial period of two years and then from year to year so long as such continuation is approved, at a meeting called to vote on such continuance, at least annually: (i) by the vote of a majority of the Board or the vote of the holders of a majority of the outstanding securities of the Trust within the meaning of Section 2(a)(42) of the Investment Company Act; and (ii) by a majority of the Independent Trustees, by vote cast in person, and further, that the contract may be terminated at any time, without penalty, either by the Trust or by the named Specialist Manager, in each case upon sixty days’ written notice. Each of the Portfolio Management Contracts provides that it will automatically terminate in the event of its assignment, as that term is defined in the Investment Company Act.

The Portfolio Management Contracts and the Portfolios to which they relate are listed on the following pages:

PORTFOLIO	SPECIALIST MANAGER	SERVED PORTFOLIO SINCE	MOST RECENT CONTRACT APPROVAL SHAREHOLDERS	MOST RECENT CONTRACT APPROVAL BOARD
The Value Equity Portfolio	Institutional Capital LLC (“ICAP”)(1)	Inception (August 25, 1995)	September 29, 2006	June 5, 2014
	Mellon Capital Management Corporation (“Mellon Capital”)	August 2, 2013	August 2, 2013	March 10, 2015
	Cadence Capital Management LLC (“Cadence”)	August 20, 2013	September 30, 2013	September 22, 2015
	AllianceBernstein L.P. (“AllianceBernstein”)	December 24, 2008	December 5, 2008	June 9, 2015
	Parametric Portfolio Associates LLC (“Parametric”)	July 18, 2014	July 18, 2014	March 10, 2015

The Institutional Value Equity Portfolio	ICAP(1)	Inception (July 18, 2008)	July 18, 2008	June 5, 2014
	Mellon Capital	August 2, 2013	August 2, 2013	March 10, 2015
	Cadence	August 20, 2013	September 30, 2013	September 22, 2015
	AllianceBernstein	December 24, 2008	December 5, 2008	June 9, 2015
	Pacific Investment Management Company LLC (“PIMCO”)	April 22, 2009	December 5, 2008	June 9, 2015
	Parametric	July 18, 2014	July 18, 2014	March 10, 2015

The Growth Equity Portfolio	Jennison Associates LLC (“Jennison”)	August 25, 1995	July 21, 1995	June 9, 2015
	Mellon Capital	August 2, 2013	August 2, 2013	March 10, 2015
	Cadence	September 30, 2013	September 30, 2013	September 22, 2015
	Sustainable Growth Advisers (“SGA”)	May 22, 2006	May 15, 2006	June 9, 2015
	Parametric	July 18, 2014	July 18, 2014	March 10, 2015

The Institutional Growth Equity Portfolio	Jennison	Inception (August 8, 2008)	August 8, 2008	June 9, 2015
	Mellon Capital	August 2, 2013	August 2, 2013	March 10, 2015
	Cadence	September 30, 2013	September 30, 2013	September 22, 2015
	SGA	Inception (August 8, 2008)	August 8, 2008	June 9, 2015
	PIMCO	April 22, 2009	December 5, 2008	June 9, 2015
	Parametric	July 18, 2014	July 18, 2014	March 10, 2015

The Small Capitalization—Mid Capitalization Equity Portfolio	IronBridge Capital Management L.P. (“IronBridge”)	November 1, 2004	May 30, 2008	September 22, 2015
	Frontier Capital Management Company, LLC (“Frontier”)	Inception (September 5, 1995)	December 16, 1999	September 22, 2015
	Pzena Investment Management, LLC (“Pzena”)	April 12, 2010	August 27, 2009	September 22, 2015
	Mellon Capital	August 2, 2013	August 2, 2013	March 10, 2015
	Ariel Investments, LLC (“Ariel”)	August 2, 2013	August 2, 2013	September 22, 2015
	Cadence	September 30, 2013	September 30, 2013	September 22, 2015
	Cupps Capital Management, LLC (“Cupps”)	July 22, 2014	June 6, 2011	September 22, 2015

PORTFOLIO	SPECIALIST MANAGER	SERVED PORTFOLIO SINCE	MOST RECENT CONTRACT APPROVAL SHAREHOLDERS	MOST RECENT CONTRACT APPROVAL BOARD
	Parametric	March 10, 2015	March 10, 2015	March 10, 2015

The Institutional Small Capitalization—Mid Capitalization Equity Portfolio	IronBridge	Inception (August 15, 2008)	August 15, 2008	September 22, 2015

	Frontier	Inception (August 15, 2008)	August 15, 2008	September 22, 2015
	Pzena	April 12, 2010	August 27, 2009	September 22, 2015
	Mellon Capital	August 2, 2013	August 2, 2013	March 10, 2015
	Ariel	August 2, 2013	August 2, 2013	September 22, 2015
	Cadence	September 30, 2013	September 30, 2013	September 22, 2015
	Cupps Capital Management, LLC (“Cupps”)	June 17, 2011	June 6, 2011	September 22, 2015
	Parametric	March 10, 2015	March 10, 2015	March 10, 2015

The Real Estate Securities Portfolio	Wellington Management Company LLP (“Wellington Management”)	May 21, 2009	May 14, 2009	December 11, 2014
	Mellon Capital	August 2, 2013	August 2, 2013	March 10, 2015
	Cadence	September 30, 2013	September 30, 2013	September 22, 2015
	Parametric	March 10, 2015	March 10, 2015	March 10, 2015

The Commodity Returns Strategy Portfolio	Wellington Management	Inception (June 8, 2010)	June 2, 2010	March 10, 2015
	PIMCO	Inception (June 8, 2010)	June 2, 2010	June 9, 2015
	Mellon Capital	August 2, 2013	August 2, 2013	March 10, 2015
	Cadence	September 30, 2013	September 30, 2013	September 22, 2015
	Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”)	March 29, 2016	March 29, 2016	March 8, 2016
	Parametric	March 10, 2015	March 10, 2015	March 10, 2015

The ESG Growth Portfolio	Agincourt Capital Management, LLC (“Agincourt”)	July 13, 2015	July 13, 2015	June 9, 2015
	Cadence	July 13, 2015	July 13, 2015	June 9, 2015
	Mellon Capital	July 13, 2015	July 13, 2015	March 10, 2015
	Parametric	July 13, 2015	July 13, 2015	June 9, 2015

The International Equity Portfolio	Capital Guardian Trust Company (“CapGuardian”)	April 28, 2000	May 30, 2008	December 11, 2014
	Artisan Partners Limited Partnership (“Artisan Partners”)	July 23, 1999	May 30, 2008	December 11, 2014
	Causeway Capital Management LLC (“Causeway”)	May 22, 2006	May 15, 2006	December 11, 2014
	Mellon Capital	August 2, 2013	August 2, 2013	March 10, 2015
	Cadence	August 20, 2013	September 30, 2013	September 22, 2015
	City of London Investment Management Company Limited (“CLIM”)	January 23, 2015	January 23, 2015	December 11, 2014
	Parametric	March 10, 2015	March 10, 2015	March 10, 2015

The Institutional International Equity Portfolio	CapGuardian	Inception (November 20, 2009)	November 20, 2009	December 11, 2014

	Artisan	Inception (November 20, 2009)	November 20, 2009	December 11, 2014

PORTFOLIO	SPECIALIST MANAGER	SERVED PORTFOLIO SINCE	MOST RECENT CONTRACT APPROVAL SHAREHOLDERS	MOST RECENT CONTRACT APPROVAL BOARD
	Causeway	Inception (November 20, 2009)	November 20, 2009	December 11, 2014
	Lazard Asset Management LLC (“Lazard”)	September 27, 2011	September 23, 2011	December 11, 2014
	Mellon Capital	August 2, 2013	August 2, 2013	March 10, 2015
	Cadence	August 20, 2013	September 30, 2013	September 22, 2015
	CLIM	January 23, 2015	January 23, 2015	December 11, 2014
	Parametric	March 10, 2015	March 10, 2015	March 10, 2015

The Emerging Markets Portfolio	SSgA FM**	Inception (December 10, 2009)	December 10, 2009	September 11, 2013
	The Boston Company Asset Management LLC (“TBCAM”)	March 16, 2010	December 10, 2009	December 11, 2014
	Mellon Capital	August 2, 2013	August 2, 2013	March 10, 2015
	Cadence	September 30, 2013	September 30, 2013	September 22, 2015
	CLIM	January 23, 2015	January 23, 2015	December 11, 2014
	Parametric	March 10, 2015	March 10, 2015	March 10, 2015

The Core Fixed Income Portfolio	Mellon Capital	December 6, 2010	November 30, 2010	March 10, 2015
	Seix Investment Advisors LLC (“Seix”) (3)	December 6, 2010	November 30, 2010	March 11, 2014
	Agincourt	March 10, 2015	March 10, 2015	March 10, 2015

The Fixed Income	Mellon Capital	August 22, 2013	Not Applicable	March 10, 2015
Opportunity Portfolio	Fort Washington Investment Advisors, Inc. (“Fort Washington”)	May 24, 2012	April 30, 2012	March 10, 2015
	Western Asset Management Company (“Western Asset”)	July 28, 2014	August 29, 2014***	July 28, 2014
	CLIM	November 3, 2014	January 23, 2015****	December 11, 2014
	Parametric	March 10, 2015	March 10, 2015	March 10, 2015

The U.S. Government Fixed Income Securities Portfolio	Mellon Capital	December 6, 2010	November 22, 2010	March 10, 2015

The Inflation Protected Securities Portfolio	Mellon Capital	February 24, 2014	February 24, 2014	March 10, 2015

The U.S. Corporate Fixed Income Securities Portfolio	Seix(2)	December 6, 2010	November 22, 2010	March 11, 2014
	Agincourt	March 10, 2015	March 10, 2015	March 10, 2015
	Mellon Capital	August 22, 2013	Not Applicable	March 10, 2015
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	Mellon Capital	January 8, 2013	Not Applicable	March 10, 2015

The Short-Term Municipal Bond Portfolio	Breckinridge Capital Advisors, Inc. (“Breckinridge”)	Inception (March 1, 2006)	February 28, 2006	March 10, 2015

The Intermediate Term Municipal Bond Portfolio	Standish Mellon Asset Management Company LLC (“Standish”)	December 5, 2008	February 6, 2009	March 10, 2015

The Intermediate Term Municipal Bond II Portfolio	Breckinridge	Inception (July 13, 2010)	July 13, 2010	March 10, 2015

*	As of the date of this statement of additional information, the Specialist Manager had not yet begun providing investment management services to the applicable Portfolios.
**	As of June 5, 2014, the Portfolio Management Contract between SSgA and the Trust was terminated.
***	Prior to August 29, 2014 and in reliance on an order issued by the Securities and Exchange Commission, the Trust has entered into the Portfolio Management Agreement based solely on the approval of the Board and without direct approval by the shareholders of the Portfolio. On August 29, 2014, shareholders of the Portfolio approved a new Portfolio Management Agreement that provided for an increase in the Specialist Manager fee to 0.75% payable to Parametric beginning August 29, 2014.
****	Prior to January 23, 2015 and in reliance on Rule 15a-4, the Trust had entered into an Interim Portfolio Management Agreement based solely on the approval of the Board and without direct approval by the shareholders of the Portfolio. On January 23, 2015, shareholders of the Portfolio approved a final Portfolio Management Agreement having identical terms as those of the Interim Portfolio Management agreement dated November 3, 2014.
(1)	As of March 10, 2015, the Portfolio Management Contract between ICAP and the Trust was terminated.
(2)	As of March 10, 2015, the Portfolio Management Contract between Seix and the Trust was terminated.

INVESTMENT ADVISORY FEES: The following table sets forth the advisory fees received by the Adviser from each of the Portfolios, calculated at an annual rate of 0.05% of each of the Portfolio’s average daily net assets, for services rendered during the periods indicated (amounts in thousands).

	FISCAL YEAR ENDED	FISCAL YEAR ENDED		FISCAL YEAR ENDED
	June 30, 2015	June 30, 2014		June 30, 2013
The Value Equity Portfolio	$320	$319		$342
The Institutional Value Equity Portfolio	$504	$479		$526
The Growth Equity Portfolio	$439	$400		$365
The Institutional Growth Equity Portfolio	$717	$646		$555
The Small Capitalization—Mid Capitalization Equity Portfolio	$56	$60		$63
The Institutional Small Capitalization—Mid Capitalization Equity Portfolio	$95	$89		$100
The Real Estate Securities Portfolio	$79	$69	(a)	$34
The Commodity Returns Strategy Portfolio	$559	$526		$392
The ESG Growth Portfolio	N/A	N/A		N/A
The International Equity Portfolio	$758	$769		$661
The Institutional International Equity Portfolio	$1,462	$1,388		$1,121
The Emerging Markets Portfolio	$933	$690		$461
The Core Fixed Income Portfolio	$51	$49		$50
The Fixed Income Opportunity Portfolio	$404	$438		$331
The U.S. Government Fixed Income Securities Portfolio	$130	$126		$128
The Inflation Protected Securities Portfolio	$259	$57	(b)	N/A
The U.S. Corporate Fixed Income Securities Portfolio	$121	$111		$110
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	$130	$126		$124
The Short-Term Municipal Bond Portfolio	$11	$11		$12
The Intermediate Term Municipal Bond Portfolio	$210	$210		$222
The Intermediate Term Municipal Bond II Portfolio	$39	$38		$37

(a)	For the period September 12, 2013 through June 30, 2014.
(b)	For the period April 3, 2014 (commencement of operations) through June 30, 2014.

SPECIALIST MANAGER FEES. In addition to the fees paid by the Trust to the Adviser, each of the Portfolios pays a fee to its Specialist Manager(s). For each Portfolio, the Specialist Managers receive a fee based on a specified percentage of that portion of the Portfolio’s assets allocated to that Specialist Manager. The rate at which these fees are calculated is set forth in the Trust’s Prospectuses. The following table sets forth the actual investment advisory fee received from the specified Portfolio by each of its respective Specialist Managers for services rendered during each of the Trust’s last three fiscal years (amounts in thousands):

		ACTUAL FEES EARNED FOR FISCAL
		YEAR ENDED JUNE 30
PORTFOLIO	SPECIALIST MANAGER	2015	2014	2013
The Value Equity Portfolio	ICAP(1)	$175	$371	$493
	SSgA FM(2)	$—	—	$156
	AllianceBernstein(3)	$781	$688	$568
	Mellon Capital(7)	**	**	**
	Cadence(24)	$176	$167	**
	Parametric(25)	$4	**	**
The Institutional Value Equity Portfolio	ICAP(1)	$234	$550	$747
	SSgA FM(2)	$—	$—	$245
	AllianceBernstein(3)	$1,275	$1,098	$835
	PIMCO(15)	$—	$—	$—
	Mellon Capital(7)	$—	**	**
	Cadence(24)	$278	$244	**
	Parametric(25)	$6	**	**
The Growth Equity Portfolio	Jennison(4)	$766	$629	$451
	SSgA FM(2)	$—	$—	$164
	SGA(5)	$757	$471	$558
	Mellon Capital(7)	$158	$222	**
	Cadence(24)	**	**	**
	Parametric(25)	$5	**	**
The Institutional Growth Equity Portfolio	Jennison(4)	$1,332	$926	$445
	SSgA FM(2)	$—	$—	$254
	SGA(5)	$785	$277	$462
	PIMCO(15)	$207	$399	$460
	Mellon Capital(7)	$273	$369	**
	Cadence(24)	$—	**	**
	Parametric(25)	$6	**	**
The Small Capitalization—Mid Capitalization Equity Portfolio	Frontier(6)	$151	$131	$120
	Mellon Capital(7)	$3	$13	**
	IronBridge(8)	$330	$224	$198
	Pzena(9)	$88	$177	$222
	SSgA FM(2)	$—	$—	$22
	Ariel(23)	$54	$19	**
	Cupps(20)	$100	**	**
	Cadence(24)	**	**	**
	Parametric(25)	$2	**	**
The Institutional Small Capitalization—Mid Capitalization Equity Portfolio	Frontier(6)	$258	$216	$182
	Mellon Capital(7)	$2	$13	**
	IronBridge(8)	$658	$413	$343
	Pzena(9)	$149	$237	$383
	SSgA FM(2)	$—	$—	$22
	Ariel(23)	**	**	**
	Cupps(20)	$225	$157	$247
	Cadence(24)	**	**	**
	Parametric(25)	$2	**	**
The Real Estate Securities Portfolio	Wellington Management(10)	$1,027	$908	$441
	SSgA FM(2)	**	$—	**
	Mellon Capital(7)	**	**	**
	Cadence(24)	**	**	**
	Parametric(25)	$2	**	**

		ACTUAL FEES EARNED FOR FISCAL
		YEAR ENDED JUNE 30
PORTFOLIO	SPECIALIST MANAGER	2015		2014	2013
The Commodity Returns Strategy Portfolio	Wellington Management (Commodity)(10)		$2,448	$2,808	$868
	Wellington Management (Global Natural Resources)(10)		$1,728	$1,484	$2,419
	PIMCO(15)		$1,084	$982	$564
	SSgA FM(2)		$—	$—	$161
	Mellon Capital(7)		$338	$305	**
	Cadence(24)	$	**	**	**
	Vaughan Nelson(29)		**	**	**
	Parametric(25)		$5	**	**
The ESG Growth Portfolio
	Agincourt(28)		**	**	**
	Cadence(24)		**	**	**
	Mellon Capital(7)		**	**	**
	Parametric(25)		**	**	**
The International Equity Portfolio	CapGuardian(11)		$685	$1,108	$910
	Artisan(12)		$910	$1,249	$1,336
	Causeway(13)		$777	$1,092	$1,229
	SSgA FM(2)		$—	$—	$294
	Mellon Capital(7)		$144	$132	**
	Cadence(24)		$897	$602	**
	CLIM(27)		**	**	**
	Parametric(25)		$6	**	**
The Institutional International Equity Portfolio	CapGuardian(11)		$692	$1,457	$1,345
	Artisan(12)		$1,522	$1,882	$1,985
	Causeway(13)		$1,097	$1,600	$1,819
	Lazard(21)		$1,109	$1,106	$1,029
	SSgA FM(2)		$—	$—	$457
	Mellon Capital(7)		$259	$233	**
	Cadence(24)		$1,714	$1,090	**
	CLIM(27)		**	**	**
	Parametric(25)		$8	**	**
The Emerging Markets Portfolio	SSgA FM (Active)(2)		$—	$2,411	$2,302
	TBCAM(14)		$5,441	$3,913	$2,397
	SSgA FM (Passive)(2)		$—	$—	$411
	Mellon Capital(7)		$1,175	$561	**
	Cadence(24)		**	**	**
	CLIM(27)		**	**	**
	Parametric(25)		$2	**	**
The Core Fixed Income Portfolio	BlackRock(16)		$—	$—	$47
	Seix(17)		$51	$75	$76
	Mellon Capital (7)		$35	$37	$23
	Agincourt(28)		$6	**	**
The Fixed Income Opportunity Portfolio	Seix(17)		$—	$—	$1,599
	Fort Washington (22)		$1,185	$1,470	$552
	Mellon Capital(7)		$—	$185	**
	Western(26)		$328	**	**
	CLIM(27)		$131	**	**
	Parametric(25)		$4	**	**
The Inflation Protected Securities Portfolio	Mellon Capital(7)		$136	$44	**
The U.S. Government Fixed Income Securities Portfolio	Mellon Capital (7)		$186	$148	$233
The U.S. Corporate Fixed Income Securities Portfolio	Seix(17)		$353	$486	$483
	Mellon Capital(7)		$—	$—	$—
	Agincourt(28)		$35	**	**

		ACTUAL FEES EARNED FOR FISCAL
		YEAR ENDED JUNE 30
PORTFOLIO	SPECIALIST MANAGER	2015	2014	2013
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	Blackrock(16)	$—	$—	$288
	Mellon Capital(7)	$137	$146	$—
The Short-Term Municipal Bond Portfolio	Breckinridge(18)	$27	$28	$31
The Intermediate Term Municipal Bond Portfolio	Standish(19)	$529	$721	$766
The Intermediate Term Municipal Bond II Portfolio	Breckinridge(18)	$85	$94	$92

**	The Specialist Manager had not yet begun providing portfolio management services to the Portfolio.
(1)	Prior to March 10, 2015, ICAP provided services to a portion of The Value Equity and The Institutional Value Equity Portfolios. ICAP was compensated at an annual rate of 0.35% of the average net assets of the respective Portfolio assigned to ICAP.
(2)	Prior to June 5, 2014, SSgA FM provided services to an actively managed portion of The Emerging Markets Portfolio, SSgA FM was compensated at an annual rate of 0.85% for the first $50 million of average net assets, 0.75% for the next $50 million in such assets and 0.70% of such assets in excess of $100 million of the average net assets of the Portfolio assigned to SSgA FM. Prior to August 28, 2013 SSgA provided services with respect to passive investment strategy for The Emerging Markets Portfolio, for which SSgA FM was compensated at an annual rate of 0.16% of the average net assets of the Portfolio assigned to SSgA FM.

Prior to August 20, 2013, SSgA FM provided services to the passively managed portion of The Value Equity, The Institutional Value Equity, The International Equity and The Institutional International Equity Portfolios. With respect to The Value Equity and The Institutional Value Equity Portfolios, SSgA FM was compensated at an annual rate of 0.04% of the average net assets of the respective Portfolio assigned to SSgA FM. With respect to The International Equity Portfolio and The Institutional International Equity Portfolio, SSgA FM was compensated at an annual rate of 0.06% of the average net assets of the respective Portfolio assigned to SSgA FM.

Prior to August 28, 2013, SSgA FM provided services to the passively managed portion of The Growth Equity, The Institutional Growth Equity, The Small Capitalization—Mid Capitalization Equity, The Institutional Small Capitalization—Mid Capitalization Equity and The Commodity Returns Strategy and The Real Estate Securities Portfolios. With respect to The Growth Equity, The Institutional Growth Equity, The Small Capitalization—Mid Capitalization Equity, The Institutional Small Capitalization—Mid Capitalization Equity Portfolios, SSgA FM was compensated at an annual rate of 0.04% of the average net assets of the respective Portfolio assigned to SSgA FM. With respect to The Commodity Returns Strategy Portfolio, SSgA FM was compensated at an annual rate of 0.06% of the average net assets of the Portfolio assigned to SSgA FM. With respect to The Real Estate Securities Portfolio, SSgA FM was compensated at an annual rate of 0.12% of the average net assets of the Portfolio. SSgA FM had not begun managing assets of The Real Estate Securities Portfolio prior to August 28, 2013.

(3)	For its services to The Value Equity and The Institutional Value Equity Portfolios AllianceBernstein is compensated at an annual rate, effective October 1, 2013, of 0.37% of the first $150 million in total Combined Assets (see the Specialist Manager section of the Prospectus for the definition of Combined Assets), 0.35% of the next $150 million of Combined Assets and 0.29% of the Combined Assets exceeding $300 million. Prior to October 1, 2013, AllianceBernstein was compensated at an annual rate of 0.38% of the first $300 million in total Combined Assets and 0.37% on such Combined Assets over $300 million. Pursuant to a Fee Waiver Agreement dated October 16, 2009 and the Amendments to the Fee Waiver Agreement dated December 16, 2010, June 30, 2011 and October 1, 2012, AllianceBernstein has contractually agreed to waive the portion of the fee to which it is entitled that exceeds 0.25% of the average daily net assets of the Combined Assets, for the period October 1, 2009 to September 30, 2011 and it will waive that portion of the fee to which it is entitled that exceeds 0.31% of the Portfolio’s average daily net asset value of the Combined Assets for the period from October 1, 2011 through September 30, 2013. Numbers shown reflect contractual fee waivers for the period October 1, 2009 to June 30, 2013.
(4)	For its services to The Growth Equity and The Institutional Growth Equity Portfolios, Jennison is compensated for it services to each Portfolio at an annual rate of 0.75% on the first $10 million of Combined Assets (see the Specialist Manager section of the Prospectus for the definition of Combined Assets), 0.50% on the next $30 million of such Combined Assets; 0.35% of the next $25 million of such Combined Assets; 0.25% on the next $335 million of such Combined Assets; 0.22% of the next $600 million of such Combined Assets; 0.20% on the next $4 billion of such Combined Assets; and 0.25% on the balance of such Combined Assets; subject to a maximum annual fee of 0.30% of the average daily net assets of the portion of the Portfolios allocated to Jennison.
(5)

For its services to The Growth Equity and The Institutional Growth Equity Portfolios, SGA is compensated at an annual rate, effective June 10, 2015, of 0.35% of the first $200 million of the Combined Assets (as defined below), 0.30% of the next $200 million of Combined Assets, 0.25% of the next $200 million of Combined Assets, 0.22% of the next $400 million of Combined Assets and 0.20% of the Combined Assets exceeding $1 billion. The term “Combined Assets” means the sum of (i) the net assets of the Account; (ii) the net assets of that portion of the Portfolios allocated to SGA from time-to-time; and (iii) the net assets of each other investment advisory account for which Hirtle Callaghan & Co. serves as investment adviser and for which SGA provides portfolio management services. Prior to June 10, 2015, SGA received a fee of 0.35% of the average net assets of the respective Portfolios assigned to SGA.

(6)	For its services to The Small Capitalization—Mid Capitalization Equity and The Institutional Small Capitalization—Mid Capitalization Equity Portfolios, Frontier was compensated prior to March 10, 2015 at an annual rate of 0.45% of the average net assets of the respective Portfolios assigned to Frontier. Effective March 10, 2015, Frontier is entitled to receive its standard annual fee for the asset class of 0.75% for all assets allocated to it in excess of $90 million of the Combined Assets (as defined below), provided that it will continue to receive an annual fee of 0.45% on the first $90 million of such Combined Assets. The term “Combined Assets” means the sum of the net assets of that portion of each of the Portfolios allocated to Frontier from time-to-time along with the net assets of each of those separately managed accounts advised by Hirtle Callaghan & Co. LLC for which Portfolio Manager provides day-to-day portfolio management services.
(7)	For its services to The Core Fixed Income Portfolio (US Government and US Mortgage/Asset Backed sleeves) and The U.S. Government Fixed Income Securities Portfolio, Mellon Capital receives a fee, effective September 1, 2012, based on the average daily net asset value of that portion of the assets of The Core Fixed Income Portfolio (US Government and US Mortgage/Asset Backed sleeves) and The U.S. Government Fixed Income Securities Portfolio managed by it, at an annual rate of 0.06%. For its services to The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio, Mellon Capital receives a fee based on the average daily net asset value of that portion of the assets of the Portfolios managed by it, at an annual rate of 0.06%. Prior to September 1, 2012, Mellon Capital received a fee at an annual rate of 0.12% for these assets. For its services to The Core Fixed Income Portfolio (US Corporate sleeve) and The U.S. Corporate Fixed Income Securities Portfolio, Mellon Capital receives a fee based on the average daily net asset value of that portion of the assets of the Portfolios managed by it, at an annual rate of 0.15%. For its services to The Fixed Income Opportunity Portfolio Mellon Capital receives a fee based on the average daily net asset value of that portion of the assets of the Portfolios managed by it, at an annual rate of 0.25%.

For its services to The Value Equity Portfolio, The Institutional Value Equity Portfolio, The Growth Equity Portfolio, The Institutional Growth Equity Portfolio, The Small Capitalization—Mid Capitalization Equity Portfolio and The Institutional Small Capitalization—Mid Capitalization Equity Portfolio, Mellon Capital receives a fee from each Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.065% so long as the aggregate assets allocated to Mellon Capital for all of its passive equity mandates (including accounts for other clients of the Adviser and certain of its affiliates besides the Trust) exceed $2 billion. Should these aggregate assets fall below $2 billion, the fee will be calculated at an annual rate of 0.075%.

For its services to The International Equity Portfolio and The Institutional International Equity Portfolio, Mellon Capital receives a fee from each Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.10% for those assets allocated to developed markets strategies and at an annual rate of 0.13% for those assets allocated to emerging markets strategies, so long as the aggregate assets allocated to Mellon Capital for all of its passive equity mandates (including accounts for other clients of the Adviser and certain of its affiliates besides the Trust) exceed $2 billion. Should these aggregate assets fall below $2 billion, the fee will be calculated an annual rate of 0.11% for those assets allocated to developed markets strategies and at an annual rate of 0.15% for those assets allocated to emerging markets strategies.

For its services to The Real Estate Securities Portfolio and The Commodity Returns Strategy Portfolio, Mellon Capital receives a fee from each Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.10% so long as the aggregate assets allocated to Mellon Capital for all of its passive equity mandates (including accounts for other clients of the Adviser and certain of its affiliates besides the Trust) exceed $2 billion. Should these aggregate assets fall below $2 billion, the fee will be calculated at an annual rate of 0.11%.

For its services to The Emerging Markets Portfolio, Mellon Capital receives a fee from the Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.13% so long as the aggregate assets allocated to Mellon Capital for all of its passive equity mandates (including accounts for other clients of the Adviser and certain of its affiliates besides the Trust) exceed $2 billion. Should these aggregate assets fall below $2 billion, the fee will be calculated at an annual rate of 0.15%.

For its services to The Inflation Protected Securities Portfolio, Mellon Capital receives a fee from the Portfolio at an annual rate of: 0.04% of the average daily net assets of that portion of the Account invested according to a domestic inflation-protected securities strategy; 0.07% of the average daily net assets of that portion of the Account invested according to a global inflation-protected securities strategy; and 0.13% of the average daily net assets of that portion of the Account invested according to an emerging markets inflation-protected securities strategy.

For its services to The ESG Growth Portfolio, Mellon Capital receives a fee calculated at the following rates (in each case, the annual rate set forth is applied to the average daily net assets of that portion of the assets allocated to the designated asset class (“Designated Assets”)): Domestic Large Cap Equity Securities at the rate of 0.09% of the net asset value of Designated Assets for the first twelve months of the Portfolio’s operations. After the first anniversary of the Portfolio’s operations at the rate of 0.12% of the net asset value of Designated Assets if the net asset value of such assets is less than $100 million; and at the rate of 0.09% of the net asset value of Designated Assets if the net asset value of such assets equals or exceeds $100 million. Domestic Small and Mid Cap Equity Securities at the rate of 0.12% of the net asset value of Designated Assets. Developed Markets International Equity Securities at the rate of 0.14% of the net asset value of Designated Assets for the first twelve months of the Portfolio’s operations. After the first anniversary of the Portfolio’s operations at the rate of 0.20% of the net asset value of Designated Assets if the net asset value of such assets is less than $100 million; and at the rate of 0.14% of the net asset value of Designated Assets if the net asset value of such assets equals or exceeds $100 million. Emerging Markets International Equity Securities at the rate of 0.18% of the net asset value of Designated Assets. Provided that, in each case, where an adjustment mat be required, such adjustment in the rate at which the fee is computed will be implemented: (i) on the first business day of the calendar quarter following the date on which the value of Designated Assets crosses the breakpoints set forth in the above schedule; and (ii) in the case of an increase in the rate at which the fee is computed, such increase will only be implemented in the event that the change in the net asset value of the Designated Assets is the result of net withdrawals or net redemptions from the Account during the prior quarter.

(8)	For its services to The Small Capitalization—Mid Capitalization Equity Portfolio and beginning with the inception of The Institutional Small Capitalization—Mid Capitalization Equity Portfolio, IronBridge is compensated, effective September 23, 2015, at an annual rate of 0.70% of the average net assets of the respective Portfolios assigned to IronBridge. Prior to September 23, 2015, Ironbridge was entitled to receive a fee of 0.95% of the average daily net assets of that portion of the Portfolios allocated to Ironbridge.
(9)	For its services to The Small Capitalization—Mid Capitalization Equity and The Institutional Small Capitalization—Mid Capitalization Equity Portfolios, Pzena is compensated at an annual rate of 1.00% of the average net assets of the respective Portfolio assigned to Pzena.
(10)	For its services to The Real Estate Securities Portfolio, Wellington Management is compensated at an annual rate of 0.75% on the first $50 million of the average daily net Combined Assets (see the Specialist Manager section of the Prospectus for the definition of Combined Assets) and 0.65% on Combined Assets over $50 million. With respect to The Commodity Returns Strategy Portfolio, for assets managed in its Global Natural Resources strategy (the “Account”), Wellington Management received prior to March 11, 2015 a fee at an annual rate of 0.85% of the average daily net assets of that portion of the Portfolio’s assets allocated to such strategy so long as there are at least $50 million in assets present in such account and 1.00% if less than $50 million are present in the account. Effective March 11, 2015, Wellington Management shall be entitled to receive a fee, which fee shall be calculated daily and payable monthly in arrears at the annual rate of 0.60% of the average daily net assets of the Account so long as at least $150 million in assets are present in the Account; and 0.85% of the average daily net assets of the Account if less than $150 million in assets are present in the Account. Wellington Management waived the $50 million minimum assets level for the first six months of the Portfolio’s operations. For assets managed in its Commodity strategy, Wellington Management receives a fee at an annual rate of 0.75% of the average daily net assets of that portion of the Portfolio’s assets allocated to such strategy.
(11)	For its services to The International Equity Portfolio and The Institutional International Equity Portfolio, CapGuardian is compensated at an annual rate of 0.70% for the first $25 million of the average of the average daily net asset values of the Account as of the last business day of each of the three months in the calendar quarter, 0.55% for the next $25 million, 0.425% for the next $200 million in such assets and 0.375% for those assets in excess of $250 million. There is a minimum annual fee of $312,500 based upon an account size of $50 million. The following fee discounts will be applied based upon the total annualized aggregate fees (include other assets managed by CapGuardian); 5% discount on fees from $1.25 million to $4 million; 7.5% discount on fees from $4 million to $8 million; 10% discount on fees from $8 million to $12 million; and 12.5% discount on fees over $12 million. When the total aggregate fees exceed $3 million, before discounts, fee break points are to be eliminated and the Portfolios will pay a fee at an annual rate of 0.375% on all assets in the Portfolios managed by CapGuardian.
(12)	For its services to The International Equity Portfolio and The Institutional International Equity Portfolio, Artisan is compensated at an annual rate of 0.47% of the average net assets of the respective Portfolios allocated to Artisan, so long as the combined assets of the Portfolios are greater than $500 million. If the combined assets are reduced to $500 million or less, Artisan is compensated at an annual rate of 0.80% of average net assets for the first $50 million of the respective portfolio assets allocated to Artisan and 0.60% for such assets over $50 million.
(13)	For its services to The International Equity and The Institutional International Equity Portfolios, Causeway is compensated at an annual rate of 0.45% of the average net assets of The International Equity and The Institutional International Equity Portfolios allocated to Causeway.
(14)	For its services to The Emerging Markets Portfolio, TBCAM is compensated at an annual rate of 0.90% of average net assets for the first $50 million in Portfolio assets, 0.85% for the next $50 million in such assets, 0.70% for the next $100 million in such assets, 0.55% on the next $200 million in such assets, and 0.50% for such assets over $400 million. Prior to June 5, 2014, TBCAM was compensated at an annual rate of 0.90% of average net assets for the first $50 million in Portfolio assets, 0.85% for the next $50 million in such assets, 0.70% for the next $100 million in such assets and 0.60% for such assets over $200 million.

(15)	For its services to The Institutional Value Equity Portfolio and The Institutional Growth Equity Portfolio, PIMCO is compensated at an annual rate of 0.25% of the average net assets of each Portfolio assigned to PIMCO. With respect to The Commodity Returns Strategy Portfolio, PIMCO is compensated at an annual rate of 0.49% of that portion of the Portfolio allocated to PIMCO.
(16)	For its services to The Core Fixed Income Portfolio and The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio, BlackRock was entitled to receive a fee of 0.175% of the average daily net assets of the first $200 million of the Combined Assets (as defined below) of that portion of the Portfolio allocated to BlackRock and 0.15% of those Combined Assets exceeding $200 million. For purposes of computing BlackRock’s fee for the two Portfolios, the term “Combined Assets” shall mean the consolidated total amount of the assets managed by BlackRock in each of The Core Fixed Income Portfolio and The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio and certain other assets managed by BlackRock for clients of Hirtle Callaghan and Co., LLC. Effective January 8, 2013, the investment advisory relationship between the Trust and BlackRock Financial Management, Inc. with respect to The Core Fixed Income Portfolio and The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio has been terminated.
(17)	Prior to August 20, 2013, Seix received a fee for its services to The Fixed Income Opportunity Portfolio, based on the average daily net asset value of the assets of the Portfolio under its management at an annual rate of 0.40% for the first $100 million of the Combined Assets (as defined below), 0.25% on the next $200 million of the Combined Assets, and 0.20% on the balance of the Combined Assets. For the purpose of computing Seix’s fee for The Fixed Income Opportunity Portfolio, the term “Combined Assets” shall mean the sum of (i) the net assets of the Portfolio; and (ii) the net assets of each other Hirtle Callaghan account to which Seix provides similar services. Seix’s investment advisory relationship with the Trust related to the Fixed Income Opportunity Portfolio was terminated effective August 20, 2013. Prior to March 10, 2015, , Seix received a fee for its services to The Core Fixed Income Portfolio and The U.S. Corporate Fixed Income Securities Portfolio based on the average daily net asset value of the assets of the Portfolios under its management at an annual rate of 0.25% of the first $100 million in such Combined Assets (as defined below) of that portion of the Portfolio allocated to Seix and 0.20% of for those Combined Assets exceeding $100 million. For purposes of computing Seix’s fee for the two Portfolios, the term “Combined Assets” shall mean the consolidated total amount of the assets managed by Seix in each of The Core Fixed Income Portfolio and The U.S. Corporate Fixed Income Securities Portfolio. Seix’s investment advisory relationship with the Trust related to The Core Fixed Income Portfolio and The U.S. Corporate Fixed Income Securities Portfolio was terminated effective March 10, 2015.
(18)	For its services to The Intermediate Term Municipal Bond II Portfolio and The Short Term Municipal Bond Portfolio, Breckinridge is compensated at an annual rate of 0.125% of the average net assets of each Portfolio. Breckinridge became a Specialist Manager and began providing investment management serves to The Intermediate Term Municipal Bond II Portfolio on July 13, 2010.
(19)	For its services to The Intermediate Term Municipal Bond Portfolio, Standish is compensated at the annual rate of 0.25% for the first $100 million of the “Combined Assets” of that portion of the Portfolio allocated to Standish and 0.15% of those Combined Assets (as defined below) exceeding $100 million, subject to a maximum annual fee of 0.20% of the average daily of net assets of the Portfolio. For the purposes of computing Standish’s fee for the Portfolio, the term “Combined Assets” shall mean the consolidated total amount of the assets managed by Standish in The Intermediate Term Municipal Bond Portfolio and certain other assets managed by Standish for clients of Hirtle Callaghan and Co., LLC.
(20)	For its services to The Small Capitalization—Mid Capitalization Equity Portfolio and The Institutional Small Capitalization—Mid Capitalization Equity Portfolio, Cupps receives a fee based on the average daily net asset value of that portion of each Portfolio allocated to it, at an annual rate of 0.85%.
(21)	For its services to The Institutional International Equity Portfolio, Lazard receives at the annual rate of 0.45% of the average daily net assets of the first $100 million 0.40% on assets between $100 million and $250 million and 0.375% on the excess over $250 million of that portion of the assets of the Portfolio that may, from time to time be allocated to Lazard.
(22)	For its services to The Fixed Income Opportunity Portfolio, Fort Washington receives a fee at the annual rate of 0.40% of the first $25 million of the Combined Assets (as defined below) that may, from time to time, be allocated to it by the Adviser, 0.375% of the next $25 million, 0.3375% of the next $50 million, 0.25% of the next $100 million and 0.20% on all assets allocated to Fort Washington if the average daily net assets exceeds $200 million. For the purposes of computing Fort Washington’s fee for the Portfolio, the term “Combined Assets” shall mean the consolidated total amount of the assets managed by Fort Washington in The Fixed Income Opportunity Portfolio and certain other assets managed by Fort Washington for clients of Hirtle Callaghan and Co., LLC.
(23)	For its services to The Small Capitalization—Mid Capitalization Equity Portfolio and The Institutional Small Capitalization—Mid Capitalization Equity Portfolio, Ariel receives an annual fee, calculated daily and payable quarterly, in arrears, based on the Combined Assets (as defined below), in accordance with the following schedule: 1.00% of the first $10 million of the Combined Assets, 0.75% of the next $10 million and 0.50% of Combined Assets exceeding $20 million.

(24)	For its services to The Value Equity Portfolio, The Institutional Value Equity Portfolio, The Growth Equity Portfolio, The Institutional Growth Equity Portfolio, The Small Capitalization—Mid Capitalization Equity Portfolio and The Institutional Small Capitalization—Mid Capitalization Equity Portfolio, Cadence receives a fee from each Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.065% so long as the aggregate assets allocated to Cadence for all of its passive equity mandates (including accounts for other clients of the Adviser and certain of its affiliates besides the Trust) exceed $2 billion. Should these aggregate assets fall below $2 billion, the fee will be calculated at an annual rate of 0.075%.

For its services to The International Equity Portfolio and The Institutional International Equity Portfolio, Cadence receives a fee from each Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.10% for those assets allocated to developed markets strategies and at an annual rate of 0.13% for those assets allocated to emerging markets strategies, so long as the aggregate assets allocated to Cadence for all of its passive equity mandates (including accounts for other clients of the Adviser and certain of its affiliates besides the Trust) exceed $2 billion. Should these aggregate assets fall below $2 billion, the fee will be calculated an annual rate of 0.11% for those assets allocated to developed markets strategies and at an annual rate of 0.15% for those assets allocated to emerging markets strategies.

For its services to The Real Estate Securities Portfolio and The Commodity Returns Strategy Portfolio, Cadence receives a fee from each Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.10% so long as the aggregate assets allocated to Cadence for all of its passive equity mandates (including accounts for other clients of the Adviser and certain of its affiliates besides the Trust) exceed $2 billion. Should these aggregate assets fall below $2 billion, the fee will be calculated at an annual rate of 0.11%.

For its services to The Emerging Markets Portfolio, Cadence receives a fee from the Portfolio calculated based on the average daily net assets of that portion of the assets of the Portfolio managed by it, at an annual rate of 0.13% so long as the aggregate assets allocated to Cadence for all of its passive equity mandates (including accounts for other clients of the Adviser and certain of its affiliates besides the Trust) exceed $2 billion. Should these aggregate assets fall below $2 billion, the fee will be calculated at an annual rate of 0.15%.

For its services to The ESG Growth Portfolio, Cadence receives a fee calculated at the following rates (in each case, the annual rate set forth is applied to the average daily net assets of that portion of the assets allocated to the designated asset class (“Designated Assets”)): Domestic Large Cap Equity Securities at the rate of 0.09% of the net asset value of Designated Assets for the first twelve months of the Portfolio’s operations. After the first anniversary of the Portfolio’s operations at the rate of 0.12% of the net asset value of Designated Assets if the net asset value of such assets is less than $100 million; and at the rate of 0.09% of the net asset value of Designated Assets if the net asset value of such assets equals or exceeds $100 million. Developed Markets International Equity Securities at the rate of 0.14% of the net asset value of Designated Assets for the first twelve months of the Portfolio’s operations. After the first anniversary of the Portfolio’s operations at the rate of 0.20% of the net asset value of Designated Assets if the net asset value of such assets is less than $100 million; and at the rate of 0.14% of the net asset value of Designated Assets if the net asset value of such assets equals or exceeds $100 million. Provided that, in each case, an adjustment in the rate at which the fee is computed will be implemented: (i) on the first business day of the calendar quarter following the date on which the value of Designated Assets crosses the breakpoints set forth in the above schedule; and (ii) in the case of an increase in the rate at which the fee is computed, such increase will only be implemented in the event that the change in the net asset value of the Designated Assets is the result of net withdrawals or net redemptions from the Account during the prior quarter. Cadence is also entitled to receive an annual account fee of $24,000.

(25)	For its services to The Value Equity Portfolio, The Institutional Value Equity Portfolio, The Growth Equity Portfolio, The Institutional Growth Equity Portfolio, The Small Capitalization—Mid Capitalization Equity Portfolio, The Institutional Small Capitalization—Mid Capitalization Equity Portfolio, The Real Estate Securities Portfolio, The Commodity Returns Strategy Portfolio, The ESG Growth Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio and The Fixed Income Opportunity Portfolio, Parametric receives a fee from each Portfolio, a fee, calculated daily and payable monthly in arrears, at the annual rate of 0.15% of the first $50 million of the Combined Liquidity Assets (as defined below) committed to Parametric’s Liquidity Strategy; 0.10% of the next $100 million of the Combined Liquidity Assets and 0.05% on Combined Liquidity Assets over $150 million. The term “Combined Liquidity Assets” means the sum of the net assets of that portion of each of the Portfolios allocated to Parametric from time-to-time in their Liquidity Strategy. Parametric is also be entitled to receive a flat fee of $10,000 per year per Portfolio, provided that 1/12 of such fee related to any given Portfolio will be waived with respect to each calendar month during which no assets of such Portfolio were allocated to Parametric for investment in their Liquidity Strategy. Under the terms of separate portfolio management agreements, for its services to The Value Equity Portfolio, The Institutional Value Equity Portfolio, The Growth Equity Portfolio, The Institutional Growth Equity Portfolio, Parametric is also entitled to receive a separate fee at the annual rate of 0.35% of the first $50 million of the Combined Defensive Assets committed to the Defensive Equity Strategy and 0.25% on Combined Defensive Assets committed to the Defensive Equity Strategy over $50 million. Combined Defensive Assets means the sum of the net assets of that portion of each of The Value Equity Portfolio, The Institutional Value Equity Portfolio, The Growth Equity Portfolio and The Institutional Growth Equity Portfolio allocated to Parametric from time-to-time for investment using the Defensive Equity Strategy. Parametric did not manage assets for any of these Portfolios during the periods shown in the table.

(26)	For its services to The Fixed Income Opportunity Portfolio, Western receives a fee at the annual rate of 0.75% of the average daily net assets of that portion of the Portfolio allocated to Western. Prior to August 29, 2014, Western received a fee of 0.40% of the first $25 million of the Combined Assets (as defined below) that may, from time to time, be allocated to it by the Adviser, 0.375% of the next $25 million, 0.3375% of the next $50 million, 0.25% of the next $100 million and 0.20% on all assets allocated to Western if the average daily net assets exceeds $200 million. Western did not manage assets of the Portfolio during the periods shown in the table. For the purposes of computing Western’s fee for the Portfolio, the term “Combined Assets” shall mean the consolidated total amount of the assets managed by Western in The Fixed Income Opportunity Portfolio and certain other assets managed by Western for clients of Hirtle Callaghan and Co., LLC.
(27)	For its services to The Fixed Income Opportunity Portfolio, CLIM is compensated at an annual rate of 0.45% of the average net assets of Portfolio assigned to CLIM.

For its services to The International Equity Portfolio and The Institutional International Equity Portfolio, CLIM receives a fee from each Portfolio at the annual rate of 0.80% for the first $50 million of the “Combined Assets” of that portion of the Portfolio allocated to CLIM and 0.40% of those Combined Assets (as defined below) exceeding $50 million. For the purposes of computing CLIM’s fee for these Portfolios, the term “Combined Assets” shall mean the average daily net assets managed by CLIM in each of the International Equity and Institutional International Equity Portfolios and the net assets invested in the same strategy as these Portfolios that are managed by CLIM for the benefit of certain other investors who are clients of Hirtle Callaghan and Co., LLC.

For its services to The Emerging Markets Portfolio, CLIM receives a fee from the Portfolio at the annual rate of 1.00% for the first $100 million of the “Combined Assets” of that portion of the Portfolio allocated to CLIM and 0.80% of those Combined Assets (as defined below) exceeding $100 million. For the purposes of computing CLIM’s fee for this Portfolio, the term “Combined Assets” shall mean the sum of the average daily net assets managed by CLIM in The Emerging Markets Portfolio and the net assets invested in the same strategy as the Portfolio that are managed by CLIM for the benefit of certain other investors who are clients of Hirtle Callaghan and Co., LLC.

(28)	For its services to The Core Fixed Income Portfolio and The U.S. Corporate Fixed Income Securities Portfolio, Agincourt is compensated at an annual rate of 0.08% of the average daily net assets of that portion of each Portfolio that is managed by Agincourt. For its services to The ESG Growth Portfolio, Agincourt is compensated at an annual rate of 0.12% of the average daily net assets of that portion of the Portfolio that is managed by Agincourt.
(29)	For its services with respect to the portion of The Commodity Returns Strategy Portfolio allocated to Vaughan Nelson from time to time (the “Account”), Vaughan Nelson shall receive a fee calculated at an annual rate and payable quarterly in arrears based on the Average Quarterly Net Assets of the Combined Assets (as defined below) of 0.35% of the first $25 million of the Combined Assets, 0.25% of the next $75 million of Combined Assets and 0.20% of the Combined Assets exceeding $100 million. For purposes of calculating fees, the term “Combined Assets” shall mean the sum of (i) the net assets of the Account; and (ii) the net assets of each other investment advisory account for which the Adviser serves as investment adviser and for which Vaughan Nelson provides portfolio management services (“Other Hirtle Accounts”) using the same strategies as employed for the Account. “Average Quarterly Net Assets” shall mean the average of the average daily net asset values of the Account and/or the average of the net asset values of the Other Hirtle Accounts, as the case may be, as of the last business day of each of the three months in the calendar quarter.

ADMINISTRATION, DISTRIBUTION, AND RELATED SERVICES. Citi Fund Services Ohio, Inc. (“Citi”), 3435 Stelzer Road, Columbus, Ohio 43219 has been retained, pursuant to a separate Administrative Services Contract with the Trust, to serve as the Trust’s administrator. Citi performs similar services for mutual funds other than the Trust. Citi is owned by Citibank, N.A. Citibank, N.A. and its affiliated companies are wholly owned subsidiaries of Citigroup Inc., a publicly held company (NYSE: C).

Services performed by Citi include: (a) general supervision of the operation of the Trust and coordination of services performed by the various service organizations retained by the Trust; (b) regulatory compliance, including the compilation of information for documents and reports furnished to the SEC and corresponding state agencies; and (c) assistance in connection with the preparation and filing of the Trust’s registration statement and amendments thereto. Pursuant to separate contracts, Citi or its affiliates also serve as the Trust’s accounting agent and receives fees for such services. For its services, Citi receives a single all-inclusive fee which is computed daily and paid monthly in arrears, is calculated at an annual rate of 0.0506% of the Portfolios’ average daily net assets up to $6 billion; 0.0047% of the Portfolios’ average daily net assets between $6 billion and $12 billion, and 0.0276% of the Portfolios’ average daily net assets in excess of $12 billion. Prior to March 31, 2015, Citi served as the Trust’s transfer and dividend disbursing agent (“Transfer Agent”) and received fees for such services, including the maintenance of the Trust’s registration in the various states in which shares of the Trust are offered. Citi assigned and transferred such services to SunGard Investor Services LLC, pursuant to an amendment to the Services Agreement dated March 31, 2015. Prior to March 31, 2015, Citi’s fee, as computed daily and paid monthly in arrears, was calculated at an annual rate of 0.054% of the Portfolios’ average daily net assets up to $6 billion; 0.005% of the Portfolios’ average daily net assets between $6 billion and $12 billion, and 0.0295% of the Portfolios’ average daily net assets in excess of $12 billion.

For the fiscal years ended June 30, 2013, 2014 and 2015, Citi, as Administrator received administration fees in accordance with the agreement in effect at the time in the following amounts for each of the Portfolios (amounts in thousands):

	FISCAL YEAR ENDED	FISCAL YEAR ENDED		FISCAL YEAR ENDED
	June 30, 2015	June 30, 2014		June 30, 2013
The Value Equity Portfolio	$186	$189		$213
The Institutional Value Equity Portfolio	$293	$283		$328
The Growth Equity Portfolio	$255	$236		$228
The Institutional Growth Equity Portfolio	$416	$381		$346
The Small Capitalization—Mid Capitalization Equity Portfolio	$32	$36		$40
The Institutional Small Capitalization—Mid Capitalization Equity Portfolio	$56	$53		$62
The Real Estate Securities Portfolio	$47	$40	(a)	$20
The Commodity Returns Strategy Portfolio	$324	$311		$244
The ESG Growth Portfolio	N/A	N/A		N/A
The International Equity Portfolio	$438	$454		$412
The Institutional International Equity Portfolio	$846	$819		$698
The Emerging Markets Portfolio	$541	$407		$286
The Core Fixed Income Portfolio	$29	$29		$31
The Fixed Income Opportunity Portfolio	$236	$258		$206
The U.S. Government Fixed Income Securities Portfolio	$76	$74		$80
The Inflation Protected Securities Portfolio	$148	$34	(b)	N/A
The U.S. Corporate Fixed Income Securities Portfolio	$71	$65		$69
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	$76	$74		$77
The Short-Term Municipal Bond Portfolio	$6	$7		$8
The Intermediate Term Municipal Bond Portfolio	$122	$124		$139
The Intermediate Term Municipal Bond II Portfolio	$21	$22		$23

(a)	For the period September 12, 2013 through June 30, 2014.
(b)	For the period April 3, 2014 (commencement of operations) through June 30, 2014.

Under a Compliance Services Agreement between the Trust and Citi, Citi provides infrastructure and support in implementing the written policies and procedures comprising the Trust’s compliance program. This includes providing support services to the Chief Compliance Officer (“CCO”), and assisting in preparing or providing documentation for the Trust’s CCO to deliver to the Board.

SunGard Investor Services LLC (“SunGard”) serves as the Trust’s Transfer Agent pursuant to an agreement approved by the Board on March 10, 2015. SunGard is a wholly-owned subsidiary of SunGard Investment Systems LLC. SunGard will receive, for performing the services listed under its agreement, a fee, which is paid monthly, calculated at an annual rate of: 0.0034% of the Portfolios’ average daily net assets up to $6 billion; 0.0003% of the Portfolios’ average daily net assets between $6 billion and $12 billion, and 0.0019% of the Portfolios’ average daily net assets in excess of $12 billion. The offices of the Transfer Agent are located at 3435 Stelzer Road, Columbus, Ohio 43219.

Unified Financial Securities, Inc. (“Unified”) serves as the Trust’s principal underwriter pursuant to an agreement approved by the Board on March 11, 2014. Unified is a wholly-owned subsidiary of Huntington Bancshares, Inc. Because shares of the Trust’s Portfolios are available only to clients of the Adviser and financial intermediaries that have established a relationship with the Adviser, the services to be provided by Unified are limited. Unified will receive an annual fee of $50,000 for performing the services listed under its agreement. The offices of the principal underwriter are located at 2960 North Meridian St., Suite 300, Indianapolis, IN, 46208. None of Unified’s duties under its agreement are primarily intended to result in the sale of Trust shares.

Alaric Compliance Services LLC (“Alaric”), 800 Third Ave., 11th Floor, New York, NY, 10022 provides CCO services to the Trust and its Portfolios pursuant to a Compliance Services Agreement. Alaric makes an Alaric employee available to serve as the CCO for the Trust. The CCO develops the reports for the Board, makes findings and conducts reviews pertaining to the Trust’s compliance program and related policies and procedures of the Trust’s service providers.

State Street Bank and Trust Company is the Trust’s custodian. The custodian is responsible for the safekeeping of the domestic and foreign assets of each of the Trust’s Portfolios. The custodian is compensated at the rate of 0.01% of the first $2 billion, 0.0075% of the next $3 billion, and 0.005% of the assets in excess of $5 billion of the Trust’s domestic assets, 0.0225% of the Trust’s foreign assets in developed countries. With respect to securities from emerging markets, the custodian is compensated at rates ranging from 0.07% to 0.50% depending upon the particular market in question. The offices of the custodian are located at State Street Financial Center, 1 Lincoln Street, Boston, MA 02111.

FURTHER INFORMATION ABOUT THE TRUST’S INVESTMENT POLICIES

As stated in the Prospectuses, the Trust currently offers twenty-one portfolios, each of which are presented in this Statement of Additional Information, each with its own investment objectives and policies. These portfolios are: The Equity Portfolios—The Value Equity, Growth Equity, Small Capitalization—Mid Capitalization Equity, Real Estate Securities, International Equity, Emerging Markets, Commodity Returns Strategy and ESG Growth Portfolios; The Institutional Equity Portfolios—The Institutional Value Equity, Institutional Growth Equity, Institutional Small Capitalization—Mid Capitalization Equity, Institutional International Equity Portfolios; and The Income Portfolios—The Core Fixed Income, Fixed Income Opportunity, U.S. Government Fixed Income Securities, Inflation Protected Securities, U.S. Corporate Fixed Income Securities, U.S. Mortgage/Asset Backed Fixed Income Securities, Short-Term Municipal Bond, Intermediate Term Municipal Bond and Intermediate Term Municipal Bond II Portfolios.

The following discussion supplements the prospectus discussion of the investment risks associated with the types of investments in which the Portfolios are entitled to invest. The table below summarizes these investments. The table is, however, only a summary list and is qualified in its entirety by the more detailed discussion included in the Prospectuses and in this Statement of Additional Information.

Further, as indicated in the Prospectuses, that portion of the assets of the Value Equity, Growth Equity, Small Capitalization—Mid Capitalization Equity, International Equity, Institutional Value Equity, Institutional Growth Equity, Institutional Small Capitalization—Mid Capitalization, Institutional International Equity, Emerging Markets, Real Estate Securities and Commodity Related Securities Portfolios (“Index Accounts”) that have been or may be allocated to Cadence and/or Mellon Capital and the indexing strategies that those Specialist Managers have been retained to provide, may be invested exclusively in securities included in the benchmark index associated with those Portfolios, respectively, provided that Cadence and/or Mellon Capital are authorized to and may use certain derivative instruments solely for the purpose of gaining market exposure consistent with such index strategy and provided further that the Index Accounts may temporarily hold non-index names due to corporate actions (i.e., spin-offs, mergers, etc.).

Additionally, to enable The Commodity Returns Strategy Portfolio to achieve its investment objective through commodity, economic and investment cycles, the Portfolio seeks to augment its equity returns by reinforcing the Specialist Managers’ commodity views via exposure to commodity-linked structured notes. The Portfolio may also anticipate future investments in equities by investing in options and futures contracts. The Portfolio may focus on the securities of particular issuers or industries within the commodity-related industries in which the Portfolio invests, or in particular countries or regions, at different times. The Portfolio intends to gain exposure to the commodity markets in part by investing a portion of its assets in two wholly-owned subsidiaries organized under the laws of the Cayman Islands (the “Subsidiaries”). Among other investments, the Subsidiaries are expected to invest in commodity-linked derivative instruments, such as swaps and futures. The Subsidiaries have the same investment objective and will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Portfolio; however, the Subsidiaries (unlike the Portfolio) may invest without limitation in commodities, commodity-linked swap agreements and other commodity linked derivative instruments as well as make short sales of securities, maintain a short position or purchase securities on margin within the context of a total portfolio of investments designed to achieve the Portfolio’s objectives. The Portfolio and the Subsidiaries may test for compliance with certain investment restrictions on a consolidated basis. The Subsidiaries must, however, comply with the asset segregation requirements (described elsewhere in the SAI) with respect to its investments in commodity-linked swaps and other commodity-linked derivatives as well as short sales. By investing in the Subsidiaries, the Portfolio is indirectly exposed to the risks associated with the Subsidiaries’ investments.

The Equity and Institutional Equity Portfolios

Investment Instrument/ Strategy	Value	Growth	Small - Mid Cap	Real Estate	Int’l	Emerging Markets	Inst. Value	Inst. Growth	Inst. Small - Mid Cap	Inst. Int’l	Commodity	ESG
ADRs, EDRs and GDRs	x	x	x	x	x	x	x	x	x	x	x	x
Agencies	*	*	*	*	*	*	x	x	*	*	x	*
Asset-Backed Securities	-	-	-	-	-	-	x	x	-	-	x	x
Cash Equivalents	*	*	*	*	*	*	x	x	*	*	x	x

Investment Instrument/ Strategy	Value	Growth	Small - Mid Cap	Real Estate	Int’l	Emerging Markets	Inst. Value	Inst. Growth	Inst. Small - Mid Cap	Inst. Int’l	Commodity	ESG
Collateralized Mortgage Obligations	-	-	-	-	-	-	x	x	-	-	x	x
Commercial Paper	*	*	*	*	*	*	x	x	*	*	x	x
Commodity-Linked Derivatives	-	-	-	-	-	-	-	-	-	-	x	-
Common Stock	x	x	x	x	x	x	x	x	x	x	x	x
Convertibles	x	x	x	x	x	x	x	x	x	x	x	x
Corporates	-	-	-	-	-	-	x	x	-	-	x	x
Depositary Receipts	x	x	x	x	x	x	x	x	x	x	x	x
Emerging Markets Securities	x	x	x	x	x	x	x	x	x	x	x	x
Floaters	*	*	*	-	*	*	x	x	*	*	x	*
Foreign Currency	-	-	-	x	x	x	x	x	-	x	x	x
Foreign Equity (US $)	x	x	x	x	x	x	x	x	x	x	x	x
Foreign Equity (non-US $)	x	x	x	x	x	x	x	x	x	x	x	x
Foreign Fixed-Income Securities	-	-	-	-	-	-	x	x	-	-	x	x
Forwards	x	x	x	x	x	x	x	x	x	x	x	x
Futures	x	x	x	x	x	x	x	x	x	x	x	x
High Yield Debt Securities	-	-	-	x	-	-	-	-	-	-	-	x
Investment Companies	x	x	x	x	x	x	x	x	x	x	x	x

The Equity and Institutional Equity Portfolios (continued)

Investment Instrument/ Strategy	Value	Growth	Small - Mid Cap	Real Estate	Int’l	Emerging Markets	Inst. Value	Inst. Growth	Inst. Small - Mid Cap	Inst. Int’l	Commodity	ESG
Investment Grade Debt Securities	-	-	-	x	-	-	x	x	-	-	x	x
Money Market Funds	x	x	x	x	x	x	x	x	x	x	x	x
Mortgage-Backed Securities	-	-	-	x	-	-	x	x	-	-	x	x
Mortgage Securities	-	-	-	-	-	-	x	x	-	-	x	x
Municipals	-	-	-	-	-	-	x	x	-	-	x	-
Options	x	x	x	x	x	x	x	x	x	x	x	x
Preferred Stock	x	x	x	x	x	x	x	x	x	x	x	x
REITs	x	x	x	x	x	x	x	x	x	x	x	x
Repurchase Agreements	*	*	*	*	*	*	x	x	*	*	x	*
Reverse Repurchase Agreements	*	*	*	*	*	*	x	x	*	*	x	*
Rights	x	x	x	x	x	x	x	x	x	x	x	x
Securities Lending	x	x	x	x	x	x	x	x	x	x	x	x
Short Sales	x	x	x	x	x	x	x	x	x	x	x	x
Step-Up Bonds	-	-	-	-	-	-	x	x	-	-	x	-
Stripped Mortgage-Backed Securities	-	-	-	-	-	-	x	x	-	-	x	x
Structured Notes	x	x	x	-	x	x	x	x	x	x	x	x
Swaps	x	x	x	x	x	x	x	x	x	x	x	x
TIPS	-	-	-	-	-	-	x	x	-	-	x	-
U.S. Governments	*	*	*	*	*	*	x	x	*	*	x	x
Warrants	x	x	x	x	x	x	x	x	x	x	x	x
When-Issued Securities	x	x	x	x	x	x	x	x	x	x	x	x
Yankees and Eurobonds	-	-	-	-	-	-	x	x	-	-	x	x
Zero Coupon Agencies	-	-	-	-	-	-	x	x	-	-	x	-

The Income Portfolios

Investment Instrument/Strategy	Core Fixed	Fixed Inc. Oppy.	U.S. Govt.	Inflation Protected	U.S. Corporate	U.S. Mortgage/Asset Backed	Short- Term	Interm.	Intermediate Term II
Agencies	x	x	x	x	x	x	x	x	x
Asset-Backed Securities	x	x	-	-	-	x	x	x	x
Brady Bonds	x	x	-	-	-	-	-	-	-
Cash Equivalents	x	x	x	x	x	x	x	*	*
Collateralized Bond Obligations	-	x	-	-	-	x	-	-	-

Investment Instrument/Strategy	Core Fixed	Fixed Inc. Oppy.	U.S. Govt.	Inflation Protected	U.S. Corporate	U.S. Mortgage/Asset Backed	Short- Term	Interm.	Intermediate Term II
Collateralized Debt Obligations	-	x	-	-	-	x	-	-	-
Collateralized Loan Obligations	-	x	-	-	-	x	-	-	-
Collateralized Mortgage Obligations	x	x	-	-	-	x	-	-	-
Commercial Paper	x	x	x	x	x	x	x	*	*
Commodity-Linked Derivatives	-	-	-	-	-	-	-	-	-
Convertibles	x	x	-	-	-	-	-	-	-
Corporates	x	x	-	-	x	-	-	-	-
Depositary Receipts	x	x	-	-	x	x	-	-	-
Emerging Markets Securities	-	x	-	x	-	-	-	-	-
Floaters	x	x	-	x	-	-	-	-	x
Foreign Currency	x	x	-	x	x	-	-	-	-
Foreign Equity (US $)	-	x	-	-	-	-	-	-	-
Foreign Equity (non-US $)	-	x	-	-	-	-	-	-	-
Foreign Fixed Income Securities	x	x	-	x	-	-	-	-	-
Forwards	x	x	x	x	x	x	x	x	x
Futures	x	x	x	x	x	x	x	x	x
High Yield Securities	x	x	-	x	-	-	-	x	-
Inverse Floaters	x	x	-	x	-	-	-	-	-
Investment Companies	x	x	x	x	x	x	x	x	x
Loan (Participations and Assignments)	-	x	-	-	-	x	x	-	-

The Income Portfolios (Continued)

Investment Instrument/Strategy	Core Fixed	Fixed Inc. Oppy.	U.S. Govt.	Inflation Protected	U.S. Corporate	U.S. Mortgage/Asset Backed	Short- Term	Interm.	Intermediate Term II
Mortgage Securities	x	x	-	-	-	x	x	x	x
Municipals	x	x	-x	-x	x	-x	x	x	x
Options	x	x	x	x	x	x	x	-	-
Preferred Stock	x	x	-	-	x	-	-	-	-
REITS	-	x	-	-	-	-	-	-	-
Repurchase Agreements	*	*	*	*	*	*	*	*	*
Reverse Repurchase Agreements	*	*	*	*	*	*	*	*	*
Rights	x	x	-	-	-	-	-	-	-
Stripped Mortgage-Backed Securities	x	x	-	-	-	x	-	-	-
Securities Lending	x	x	x	x	x	x	x	x	x
Short Sales	x	x	x	x	x	x	x	x	x
Step-Up Bonds	x	x	-	-	-	-	-	-	-
Structured Investments	x	x	-	-	x	-	x	x	x
Structured Notes	x	x	-	-	x	-	x	x	x
Swaps	x	x	x	-	x	x	x	x	x
TIPs	x	x	x	x	x	-	x	x	x
U.S. Governments	x	x	x	x	x	x	x	x	x
Warrants	-	x	-	-	-	-	-	-	-
When-Issued Securities	x	x	-	-	-	-	x	x	x
Yankees and Eurobonds	x	x	-	x	x	x	-	-	-
Zero Coupons Agencies	x	x	x	-	x	x	x	-	-

x	Allowable investment
-	Not an allowable investment
*	Money market instruments for cash management or temporary purposes

FOREIGN INVESTMENTS.

FOREIGN SECURITIES AND FOREIGN GOVERNMENT SECURITIES. American Depositary Receipts (“ADRs”) are dollar-denominated receipts generally issued in registered form by domestic banks that represent the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on U.S. exchanges and in the over-the-counter markets. Generally, they are issued in registered form, denominate in U.S. dollars, and designed for use in the U.S. securities markets. The Equity and Institutional Equity

Portfolios are permitted to invest in ADRs. Additionally, these Portfolios may invest in European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). EDRs are similar to ADRs but are issued and traded in Europe. Both EDRs and GDRs may be issued in bearer form and denominated in currencies other than U.S. dollars, and are generally designed for use in securities markets outside the U.S. For purposes of the Trust’s investment policies, ADRs, EDRs and GDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, EDR or GDR representing ownership of common stock will be treated as common stock. ADR, EDR or GDR programs may be sponsored or unsponsored. The depositary receipts are securities that demonstrate ownership interests in a security or pool of securities that have been placed with a ‘depository.’ These depositary receipts may be sponsored or unsponsored. Depositary receipts may or may not be denominated in the same currency as the underlying securities. Unsponsored programs are subject to certain risks. In contrast to sponsored programs, where the foreign issuer of the underlying security works with the depository institution to ensure a centralized source of information about the underlying company, including any annual or other similar reports to shareholders, dividends and other corporate actions, unsponsored programs are based on a service agreement between the depository institution and holders of ADRs, EDRs or GDRs issued by the program; thus, investors bear expenses associated with certificate transfer, custody and dividend payments. In addition, there may be several depository institutions involved in issuing unsponsored ADRs, EDRs or GDRs for the same underlying issuer. Such duplication may lead to market confusion because there would be no central source of information for buyers, sellers and intermediaries, and delays in the payment of dividends and information about the underlying issuer or its securities could result. For other depositary receipts, the depository may be foreign or a U.S. entity, and the underlying securities may have a foreign or U.S. issuer.

The foreign government securities in which certain Portfolios may invest generally consist of debt obligations issued or guaranteed by national, state or provincial governments or similar political subdivisions. Foreign government securities also include debt securities of supranational entities. Such securities may be denominated in other currencies. Foreign government securities also include mortgage-related securities issued or guaranteed by national, state or provincial governmental instrumentalities, including quasi-governmental agencies. A Portfolio may invest in foreign government securities in the form of ADRs as described above.

The Real Estate Securities Portfolio may invest without limit in equity securities of non-U.S. real estate companies, or sponsored and unsponsored depositary receipts for such securities.

CURRENCY RELATED INSTRUMENTS. As indicated in the Prospectuses, certain Portfolios may use forward foreign currency exchange contracts and currency swap contracts in connection with permitted purchases and sales of securities of non-U.S. issuers. Certain Portfolios may, consistent with their respective investment objectives and policies, use such contracts as well as certain other currency related instruments to reduce the risks associated with the types of securities in which each is authorized to invest and to hedge against fluctuations in the relative value of the currencies in which securities held by each are denominated. The following discussion sets forth certain information relating to forward currency contracts, currency swaps, and other currency related instruments, together with the risks that may be associated with their use. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes.

ABOUT CURRENCY TRANSACTIONS AND HEDGING. Certain Portfolios are authorized to purchase and sell options, futures contracts and options thereon relating to foreign currencies and securities denominated in foreign currencies. Such instruments may be traded on foreign exchanges, including foreign over-the-counter markets. Transactions in such instruments may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by: (i) foreign political, legal and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Portfolio’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; and (iv) lesser trading volume. Foreign currency exchange transactions may be entered into for the purpose of hedging against foreign currency exchange risk arising from the Portfolio’s investment or anticipated investment in securities denominated in foreign currencies. Options relating to foreign currencies may also be purchased or sold to increase exposure to a foreign currency or to shift foreign currency exposure from one country to another.

FOREIGN CURRENCY OPTIONS AND RELATED RISKS. Certain Portfolios may take positions in options on foreign currencies to hedge against the risk of foreign exchange rate fluctuations on foreign securities the Portfolio holds in its portfolio or intends to purchase. For example, if the Portfolio were to enter into a contract to purchase securities denominated in a foreign currency, it could effectively fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if the Portfolio held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. The markets in foreign currency options are relatively new, and the Portfolio’s ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally. The quantities of currencies underlying option contracts represent odd lots in a market dominated by transactions between banks, and as a result extra transaction costs may be incurred upon exercise of an option. There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information is generally representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS AND CURRENCY SWAPS. To the extent indicated in the Prospectuses, the Portfolios may use forward contracts and swaps to protect against uncertainty in the level of future exchange rates in connection with specific transactions or for hedging purposes. For example, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Portfolio may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract or swap for the purchase or sale of the foreign currency involved in the underlying transaction in exchange for a fixed amount of U.S. dollars or foreign currency. This may serve as a hedge against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received. The International Equity, Institutional International Equity, Institutional Value Equity, Institutional Growth Equity, Commodity Returns Strategy, Fixed Income Opportunity, Inflation Protected Securities and Emerging Markets Portfolios may also use forward or swap contracts in connection with specific transactions. In addition, they may use such contracts to lock in the U.S. dollar value of those positions, to increase the Portfolio’s exposure to foreign currencies that the Specialist Manager believes may rise in value relative to the U.S. dollar or to shift the Portfolio’s exposure to foreign currency fluctuations from one country to another. For example, when the Specialist Manager believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward or swap contract to sell the amount of the former foreign currency approximating the value of some or all of the portfolio securities held by the Portfolio that are denominated in such foreign currency. This investment practice generally is referred to as “cross-hedging.”

The precise matching of the forward or swap contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward or swap contract is entered into and the date it matures. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward and swap contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Portfolio to sustain losses on these contracts and transaction costs. A Portfolio may enter into forward or swap contracts or maintain a net exposure to such contracts only if: (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio’s securities and other assets denominated in that currency; or (2) the Portfolio maintains cash, U.S. government securities or other liquid securities in a segregated account in an amount which, together with the value of all the portfolio’s securities denominated in such currency, equals or exceeds the value of such contracts.

At or before the maturity date of a forward or swap contract that requires the Portfolio to sell a currency, the Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Portfolio may close out a forward or swap contract requiring it to purchase a specified currency by entering into another contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. As a result of such an offsetting transaction, a Portfolio would realize a gain or a loss to the extent of any change in the exchange rate between the currencies involved between the execution dates of the first and second contracts. The cost to a Portfolio of engaging in forward or swap contracts varies with factors such as the currencies involved, the length of the contract period and the prevailing market conditions. Because forward and swap contracts are usually entered into on a principal basis, no fees or commissions are involved. The use of forward or swap contracts does not eliminate fluctuations in the prices of the underlying securities a Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward and swap contracts limit the risk of loss due to a decline in the value of the hedged currencies, they also limit any potential gain that might result should the value of the currencies increase.

Certain forward foreign currency contracts do not provide for physical settlement of the underlying currencies but instead provide for settlement by a single cash payment (“non-deliverable forwards”). Under definitions adopted by the Commodity Futures Trading Commission (“CFTC”) and the SEC, non-deliverable forwards are considered swaps. Although non-deliverable forwards have historically been traded in the over-the-counter (“OTC”) market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. For more information, see “HEDGING INSTRUMENTS AND OTHER DERIVATIVES – SWAP AGREEMENTS” below.

Although the Portfolios value their assets daily in terms of U.S. dollars, no Portfolio intends to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Portfolios may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

HEDGING INSTRUMENTS AND OTHER DERIVATIVES.

OPTIONS. To the extent indicated in the Prospectuses, the Portfolios may, consistent with their investment objectives and policies, use options on securities and securities indexes to reduce the risks associated with the types of securities in which each is authorized to invest and/or in anticipation of future purchases, including to achieve market exposure, pending direct investment in securities. A Portfolio may use options only in a manner consistent with its investment objective and policies and may not invest more than 10% of its total assets in option purchases. With the exception of The Institutional Value Equity Portfolio, The Institutional Growth Equity Portfolio, The Commodity Returns Strategy Portfolio and The Fixed Income Opportunity Portfolio, options may be used only for the purpose of reducing investment risk or to gain market exposure pending investment. The Portfolios mentioned above may invest in options as disclosed in their Prospectus. The Portfolios may invest in options on individual securities, baskets of securities or particular measurements of value or rate (an “index”), such as an index of the price of treasury securities or an index representative of short-term interest rates. Such options may be traded on an exchange or in the OTC markets. OTC options are subject to greater credit and liquidity risk. See “Additional Risk Factors of OTC Options.” The following discussion sets forth certain information relating to the types of options that the Portfolios may use, together with the risks that may be associated with their use.

ABOUT OPTIONS ON SECURITIES. A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option period, to deliver the underlying security against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option period, to buy the underlying security at the exercise price. Options may be based on a security, a securities index or a currency. Options on securities are generally settled by delivery of the underlying security whereas options on a securities index or currency are settled in cash.

OPTIONS ON SECURITIES INDICES. Options on securities indices may be used in much the same manner as options on securities. Index options may serve as a hedge against overall fluctuations in the securities markets or market sectors, rather than anticipated increases or decreases in the value of a particular security. Thus, the effectiveness of techniques using stock index options will depend on the extent to which price movements in the securities index selected correlate with price movements of the Portfolio to be hedged. Options on stock indices are settled exclusively in cash.

OPTION PURCHASES. Call options on securities may be purchased in order to fix the cost of a future purchase. In addition, call options may be used as a means of participating in an anticipated advance of a security on a more limited risk basis than would be possible if the security itself were purchased. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the amount of loss, if any, to the amount of the option premium paid. Conversely, if the market price of the underlying security rises and the call is exercised or sold at a profit, that profit will be reduced by the amount initially paid for the call.

Put options may be purchased in order to hedge against a decline in market value of a security held by the Portfolio. The put effectively guarantees that the underlying security can be sold at the predetermined exercise price, even if that price is greater than the market value at the time of exercise. If the market price of the underlying security increases, the profit realized on the eventual sale of the security will be reduced by the premium paid for the put option. Put options may also be purchased on a security that is not held by the Portfolio in anticipation of a price decline in the underlying security. In the event the market value of such security declines below the designated exercise price of the put, the Portfolio would then be able to acquire the underlying security at the market price and exercise its put option, thus realizing a profit. In order for this strategy to be successful, however, the market price of the underlying security must decline so that the difference between the exercise price and the market price is greater than the option premium paid.

OPTION WRITING. Call options may be written (sold) by the Portfolios. Generally, calls will be written only when, in the opinion of a Portfolio’s Specialist Manager, the call premium received, plus anticipated appreciation in the market price of the underlying security up to the exercise price of the call, will be greater than the appreciation in the price of the underlying security.

Put options may also be written. This strategy will generally be used when it is anticipated that the market value of the underlying security will remain higher than the exercise price of the put option or when a temporary decrease in the market value of the underlying security is anticipated and, in the view of a Portfolio’s Specialist Manager, it would not be appropriate to acquire the underlying security. If the market price of the underlying security rises or stays above the exercise price, it can be expected that the purchaser of the put will not exercise the option and a profit, in the amount of the premium received for the put, will be realized by the writer of the put. However, if the market price of the underlying security declines or stays below the exercise price, the put option may be exercised and the Portfolio will be obligated to purchase the underlying security at a price that may be higher than its current market value. All option writing strategies will be employed only if the option is “covered.” For this purpose, “covered” means that, so long as the Portfolio is obligated as the writer of a call option, it will (1) own the security underlying the option; or (2) hold on a share-for-share basis a call on the same security, the exercise price of which is equal to or less than the exercise price of the call written. In the case of a put option, the Portfolio will (1) maintain cash or cash equivalents in an amount equal to or greater than the exercise price; or (2) hold on a share-for share basis, a put on the same security as the put written provided that the exercise price of the put held is equal to or greater than the exercise price of the put written.

RISK FACTORS RELATING TO THE USE OF OPTIONS STRATEGIES. The premium paid or received with respect to an option position will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to the market price, the historical price volatility of the underlying security, the option period, supply and demand, and interest rates. Moreover, the successful use of options as a hedging strategy depends upon the ability to forecast the direction of market fluctuations in the underlying securities, or in the case of index options, in the market sector represented by the index selected.

Under normal circumstances, options traded on one or more of the several recognized options exchanges may be closed by effecting a “closing purchase transaction,” (i.e., by purchasing an identical option with respect to the underlying security in the case of options written and by selling an identical option on the underlying security in the case of options purchased). A closing purchase transaction will effectively cancel an option position, thus permitting profits to be realized on the position, to prevent an underlying security from being called from, or put to, the writer of the option or, in the case of a call option, to permit the sale of the underlying security. A profit or loss may be realized from a closing purchase transaction, depending on whether the overall cost of the closing transaction (including the price of the option and actual transaction costs) is less or more than the premium received from the writing of the option. It should be noted that, in the event a loss is incurred in a closing purchase transaction, that loss may be partially or entirely offset by the premium received from a simultaneous or subsequent sale of a different call or put option. Also, because increases in the market price of an option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by appreciation of the underlying security held. Options will normally have expiration dates between three and nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. Options that expire unexercised have no value. Unless an option purchased by a Portfolio is exercised or a closing purchase transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid.

To the extent that a Portfolio writes a call option on a security it holds in its portfolio and intends to use such security as the sole means of “covering” its obligation under the call option, the Portfolio has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price during the option period, but, as long as its obligation under such call option continues, has retained the risk of loss should the price of the underlying security decline. If a Portfolio were unable to close out such a call option, the Portfolio would not be able to sell the underlying security unless the option expired without exercise.

ADDITIONAL RISK FACTORS OF OTC OPTIONS. Certain instruments traded in OTC markets, including indexed securities and OTC options, involve significant liquidity and credit risks. The absence of liquidity may make it difficult or impossible for a Portfolio to sell such instruments promptly at an acceptable price. In addition, lack of liquidity may also make it more difficult to the Portfolio to ascertain a market value for the instrument. A Portfolio will only acquire an illiquid OTC instrument if the agreement with the counterparty contains a formula price at which the contract can be sold or terminated or if on each business day, the Specialist Manager anticipates that at least one dealer quote is available.

Instruments traded in OTC markets are not guaranteed by an exchange or clearing organization and generally do not require payment of margin. To the extent that a Portfolio has unrealized gains in such instruments or has deposited collateral with its counterparty, the Portfolio is at risk that its counterparty will become bankrupt or otherwise fail to honor its obligations. The Portfolio will attempt to minimize these risks by engaging in transactions with counterparties who have significant capital or who have provided the Portfolio with a third party guarantee or credit enhancement.

FUTURES CONTRACTS AND RELATED INSTRUMENTS. To the extent indicated in the Prospectuses, the Portfolios may use futures contracts and options on futures contracts. The following discussion sets forth certain information relating to the types of futures contracts that the Portfolios may use, together with the risks that may be associated with their use. As part of their investment strategies, a portion of each Portfolio may invest directly in futures contracts and options on futures contracts to attempt to achieve each Portfolio’s investment objective without investing directly in the underlying futures contract.

ABOUT FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A futures contract is a bilateral agreement pursuant to which one party agrees to make, and the other party agrees to accept, delivery of the specified type of security or currency called for in the contract at a specified future time and at a specified price. In practice, however, contracts relating to financial instruments or currencies are closed out through the use of closing purchase transactions before the settlement date and without delivery or the underlying security or currency. In the case of futures contracts based on a securities index, the contract provides for “delivery” of an amount of cash equal to the dollar amount specified multiplied by the difference between the value of the underlying index on the settlement date and the price at which the contract was originally fixed.

Futures contracts may be bought and sold on U.S. and non-U.S. exchanges. Futures contracts in the U.S. have been designed by exchanges that have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Futures contracts may also be entered into on certain exempt markets, including exempt boards of trade and electronic trading facilities, available to certain market participants. Because all transactions in the futures market are made, offset or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, a Portfolio will incur brokerage fees when it buys or sells futures contracts.

STOCK INDEX FUTURES CONTRACTS. A Portfolio may sell stock index futures contracts in anticipation of a general market or market sector decline that may adversely affect the market values of securities held. To the extent that securities held correlate with the index underlying the contract, the sale of futures contracts on that index could reduce the risk associated with a market decline. Where a significant market or market sector advance is anticipated, the purchase of a stock index futures contract may afford a hedge against not participating in such advance at a time when a Portfolio is not fully invested. This strategy would serve as a temporary substitute for the purchase of individual stocks which may later be purchased in an orderly fashion. Generally, as such purchases are made, positions in stock index futures contracts representing equivalent securities would be liquidated.

FUTURES CONTRACTS ON DEBT SECURITIES. Futures contracts on debt securities, often referred to as “interest rate futures,” obligate the seller to deliver a specific type of debt security called for in the contract, at a specified future time. A public market now exists for futures contracts covering a number of debt securities, including long-term U.S. Treasury bonds, ten-year U.S. Treasury notes, and three-month U.S. Treasury bills, and additional futures contracts based on other debt securities or indices of debt securities may be developed in the future. Such contracts may be used to hedge against changes in the general level of interest rates. For example, a Portfolio may purchase such contracts when it wishes to defer a purchase of a longer-term bond because short-term yields are higher than long-term yields. Income would thus be earned on a short-term security and minimize the impact of all or part of an increase in the market price of the long-term debt security to be purchased in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the contract purchased by the Portfolio or avoided by taking delivery of the debt securities underlying the futures contract. Conversely, such a contract might be sold in order to continue to receive the income from a long-term debt security, while at the same time endeavoring to avoid part or all of any decline in market value of that security that would occur with an increase in interest rates. If interest rates did rise, a decline in the value of the debt security would be substantially offset by an increase in the value of the futures contract sold.

OPTIONS ON FUTURES CONTRACTS. An option on a futures contract gives the purchaser the right, in return for the premium, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the period of the option. The risk of loss associated with the purchase of an option on a futures contract is limited to the premium paid for the option, plus transaction cost. The seller of an option on a futures contract is obligated to a broker for the payment of initial and variation margin in amounts that depend on the nature of the underlying futures contract, the current market value of the option, and other futures positions held by a Portfolio. Upon exercise of the option, the option seller must deliver the underlying futures position to the holder of the option, together with the accumulated balance in the seller’s futures margin account that represents the amount by which the market price of the underlying futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option involved. If an option is exercised on the last trading day prior to the expiration date of the option, settlement will be made entirely in cash equal to the difference between the exercise price of the option and the value at the close of trading on the expiration date.

RISK CONSIDERATIONS RELATING TO FUTURES CONTRACTS AND RELATED INSTRUMENTS. Participants in the futures markets are subject to certain risks. Positions in futures contracts may be closed out only on the exchange on which they were entered into (or through a linked exchange): no secondary market exists for such contracts. In addition, there can be no assurance that a liquid market will exist for the contracts at any particular time. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, a Portfolio would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of that portion of the securities being hedged, if any, may partially or completely offset losses on the futures contract.

As noted above, there can be no assurance that price movements in the futures markets will correlate with the prices of the underlying securities positions. In particular, there may be an imperfect correlation between movements in the prices of futures contracts and the market value of the underlying securities positions being hedged. In addition, the market prices of futures contracts may be affected by factors other than interest rate changes and, as a result, even a correct forecast of interest rate trends might not result in a successful hedging strategy. If participants in the futures market elect to close out their contracts through offsetting transactions rather than by meeting margin deposit requirements, distortions in the normal relationship between debt securities and the futures markets could result. Price distortions could also result if investors in the futures markets opt to make or take delivery of the underlying securities rather than engage in closing transactions because such trend might result in a reduction in the liquidity of the futures market. In addition, an increase in the participation of speculators in the futures market could cause temporary price distortions.

The risks associated with options on futures contracts are similar to those applicable to all options and are summarized above under the heading “Hedging Through the Use of Options: Risk Factors Relating to the Use of Options Strategies.” In addition, as is the case with futures contracts, there can be no assurance that (1) there will be a correlation between price movements in the options and those relating to the underlying securities; (2) a liquid market for options held will exist at the time when a Portfolio may wish to effect a closing transaction; or (3) predictions as to anticipated interest rate or other market trends on behalf of a Portfolio will be correct.

MARGIN AND SEGREGATION REQUIREMENTS APPLICABLE TO FUTURES RELATED TRANSACTIONS. When a purchase or sale of a futures contract is made by a Portfolio, that Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. government securities (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. The Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called “variation margin” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by the Portfolio but is instead a settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Portfolio will value its open futures positions at market.

There is a risk of loss by a Portfolio of the initial and variation margin deposits in the event of bankruptcy of the broker with which the Portfolio has an open position in a futures contract. The assets of a Portfolio may not be fully protected in the event of the bankruptcy of the broker because the Portfolio might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of the broker’s customers.

With the exception of The Institutional Value Equity, The Institutional Growth Equity Portfolio, The Fixed Income Opportunity Portfolio and The Commodity Returns Strategy Portfolio, a Portfolio will not enter into a futures contract or an option on a futures contract if, immediately thereafter, the aggregate initial margin deposits relating to such positions plus premiums paid by it for open futures option positions, less the amount by which any such options are “in-the-money,” would exceed 5% of the Portfolio’s total assets. A call option is “in-the-money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in-the-money” if the exercise price exceeds the value of the futures contract that is the subject of the option.

When purchasing a futures contract, a Portfolio will maintain, either with its custodian bank or, if permitted, a broker, and will mark-to-market on a daily basis, cash, U.S. government securities, or other highly liquid securities that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, a Portfolio may “cover” its position by purchasing a put option on the same futures contract with a strike price as high as or higher than the price of the contract held by the Portfolio. When selling a futures contract, a Portfolio will similarly maintain liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a Portfolio may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a Portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting a Portfolio to purchase the same futures contract at a price no higher than the price of the contract written by that Portfolio (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).

When selling a call option on a futures contract, a Portfolio will maintain, either with its custodian bank or, if permitted, a broker, and will mark-to-market on a daily basis, cash, U. S. government securities, or other highly liquid securities that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, a Portfolio may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Portfolio to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Portfolio.

When selling a put option on a futures contract, the Portfolio will similarly maintain cash, U.S. government securities, or other highly liquid securities that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Portfolio may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Portfolio.

SWAP AGREEMENTS. A Portfolio may enter into swap agreements for purposes of attempting to gain exposure to the securities making up an index without actually purchasing those instruments, to hedge a position or to gain exposure to a particular instrument or currency.

ABOUT SWAP AGREEMENTS. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) and/or cash flow earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A credit default swap is a specific kind of counterparty agreement designed to transfer the third party credit risk between parties. One party in the swap is a lender and faces credit risk from a third party and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments (essentially an insurance premium). If the third party defaults, the party providing insurance will have to purchase from the insured party the defaulted asset. The Select Aggregate Market Index (“SAMI”) is a basket of credit default swaps whose underlying reference obligations are floating rate loans. Investments in SAMIs increase exposure to risks that are not typically associated with investments in other floating rate debt instruments, and involve many of the risks associated with investments in derivative instruments. The liquidity of the market for SAMIs is subject to liquidity in the secured loan and credit derivatives markets.

The Commodity Returns Strategy Portfolio may enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Portfolio. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. The Portfolio may be either the buyer or seller in the transaction. If the Portfolio is a buyer and no credit event occurs, the Portfolio may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Portfolio generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, a Portfolio would be subject to investment exposure on the notional amount of the swap.

A swap agreement may be negotiated bilaterally and traded OTC between the two parties (for an uncleared swap) or, in some instances, must be transacted through an FCM and cleared through a clearinghouse that serves as a central counterparty (for a cleared swap). In an uncleared swap, the swap counterparty is typically a brokerage firm, bank or other financial institution. During the term of an uncleared swap, a Portfolio is usually required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Portfolio to the counterparty if the swap were terminated on the date in question, including, any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument (variation margin). Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the Portfolio. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults on its obligations to a Portfolio, the amount pledged by the counterparty and available to the Portfolio may not be sufficient to cover all the amounts due to the Portfolio and the Portfolio may sustain a loss.

As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and related regulatory developments, which have imposed comprehensive new regulatory requirements on swaps and swap market participants, certain standardized swaps are subject to mandatory central clearing and trade execution requirements. In a cleared swap, a Portfolio’s ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank or other financial institution. Cleared swaps are submitted for clearing through each party’s FCM, which must be a member of the clearinghouse that serves as the central counterparty. Mandatory exchange-trading and clearing of swaps will occur on a phased-in basis based on CFTC approval of contracts for central clearing and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps.

The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

A Portfolio’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by earmarking or segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Portfolio’s investment restriction concerning senior securities. Certain swap agreements may be considered to be illiquid for a Portfolio’s illiquid investment limitations. A Portfolio may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable.

A Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. In addition, a Portfolio’s risk of loss includes any margin at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or FCM (in a cleared swap), plus any transaction costs.

Uncleared swaps are typically executed bilaterally with a swap dealer rather than traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Portfolios are subject to counterparty risk (i.e., the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency). A Portfolio risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, a Portfolio will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Portfolio’s rights as a creditor. While the Portfolios will not enter into any swap agreement unless the Specialist Manager believes that the counterparty to the transaction is creditworthy, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. If the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses.

As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by a Portfolio. Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a Portfolio of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Portfolio has an open position, or the central counterparty in a swap contract. The assets of a Portfolio may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Portfolio might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers. If the FCM does not provide accurate reporting, a Portfolio is also subject to the risk that the FCM could use the Portfolio’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

With cleared swaps, a Portfolio may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Portfolio, which may include the imposition of position limits or additional margin requirements with respect to the Portfolio’s investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Currently, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by the Portfolio to support its obligations under a similar uncleared swap. However, regulators have proposed and are expected to adopt rules imposing certain margin requirements on uncleared swaps in the near future, which is likely to impose higher margin requirements on uncleared swaps.

The Portfolios are also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, a Portfolio may be required to break the trade and make an early termination payment to the FCM.

Swaps that are subject to mandatory clearing are also required to be traded on swap execution facilities (“SEFs”), if any SEF makes the swap available to trade. An SEF is a trading platform where multiple market participants can execute swap transactions by accepting bids and offers made by multiple other participants on the platform. Transactions executed on an SEF may increase market transparency and liquidity but may require a Portfolio to incur increased expenses to access the same types of swaps that it has used in the past.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Portfolio is contractually obligated to make. If the other party to a swap agreement defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. The net amount of the excess, if any, of a Portfolio’s obligations over its entitlements with respect to each swap will be accrued on a daily basis and liquid assets, having an aggregate net asset value at least equal to such accrued excess will be earmarked or maintained in a segregated account by the Portfolio’s custodian. In as much as these transactions are entered into for hedging purposes or are offset by segregating liquid assets, as permitted by applicable law, the Portfolios and their respective Specialist Manager(s) believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Portfolio’s borrowing restrictions. For purposes of each of the Portfolio’s requirements under Rule 12d3-1 where, for example, a Portfolio is prohibited from investing more than 5% of its total assets in any one broker, dealer, underwriter or investment adviser (the “securities-related issuer”) , the mark-to-market value will be used to measure the Portfolio’s counterparty exposure. In addition, the mark-to-market value will be used to measure the Portfolio’s issuer exposure for purposes of Section 5b-1.

A Portfolio may enter into index swap agreements as an additional hedging strategy for cash reserves held by the Portfolio or to effect investment transactions consistent with the Portfolio’s investment objective and strategies. Index swaps tend to have a maturity of one year. There is not a well-developed secondary market for index swaps. Many index swaps are considered to be illiquid because the counterparty will typically not unwind an index swap prior to its termination (and, not surprisingly, index swaps tend to have much shorter terms). A Portfolio may therefore treat all swaps as subject to their limitation on illiquid investments.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market. The Specialist Manager, under the supervision of the Board of Trustees and the Adviser, is responsible for determining and monitoring the liquidity of Portfolio transactions in swap agreements.

Synthetic Equity Swaps. Certain Portfolios may also enter into synthetic equity swaps, in which one party to the contract agrees to pay the other party the total return earned or realized on a particular “notional amount” of value of an underlying equity security including any dividends distributed by the underlying security. The other party to the contract makes regular payments, typically at a fixed rate or at a floating rate based on LIBOR or other variable interest rated based on the notional amount. The notional amount is not invested in the reference security. Similar to currency swaps, synthetic equity swaps are generally entered into on a net basis, which means the two payment streams are netted out and the Portfolio will either pay or receive the net amount. The Portfolio will enter into a synthetic equity swap instead of purchasing the reference security when the synthetic equity swap provides a more efficient or less expensive way of gaining exposure to a security compared with a direct investment in the security.

OTHER HEDGING INSTRUMENTS. Generally, a Portfolio’s investment in the shares of another investment company is restricted to up to 5% of its total assets and aggregate investments in all investment companies is limited to 10% of total assets. Provided certain requirements set forth in the Act are met, however, investments in excess of these limitations may be made. Certain of the Portfolios may make such investments, some of which are described below.

The Portfolios may invest in exchange-traded funds (“ETFs”) as part of each Portfolio’s overall hedging strategies. Such strategies are designed to reduce certain risks that would otherwise be associated with the investments in the types of securities in which the Portfolios invest and/or in anticipation of future purchases, including to achieve market exposure pending direct investment in securities, provided that the use of such strategies is consistent with the investment policies and restrictions adopted by the Portfolios. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Portfolios will also incur brokerage commissions and related charges when purchasing shares in an exchange-traded fund in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value. ETFs are subject to liquidity and market risks. Some ETFs traded on securities exchanges are actively managed and subject to the same Management Risks as other actively managed investment companies. Other ETFs have an objective to track the performance of a specified index (“Index ETFs”). Therefore, securities may be purchased, retained and sold by an Index ETF at times when an actively managed trust would not do so. As a result, in an Index ETF you can expect greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the Index ETF portfolio was not fully invested in such securities. In addition, the results of an Index ETF investment will not match the performance of the specified index due to reductions in the Index ETF’s performance attributable to transaction and other expenses, including fees paid by the Index ETF portfolio to service providers. Because of these factors, the price of ETFs can be volatile, and a Portfolio may sustain sudden, and sometimes substantial, fluctuations in the value of its investment in an ETF.

The Portfolios may invest in ETFs that are consistent with the Portfolio’s investment strategy, as well as Standard & Poor’s Depositary Receipts (“SPDRs”). SPDRs are interests in a unit investment trust (“UIT”) that may be obtained directly from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). The UIT will issue SPDRs in aggregations known as “Creation Units” in exchange for a “Portfolio Deposit” consisting of (a) a portfolio of securities substantially similar to the component securities (“Index Securities”) of the S&P Index, (b) a cash payment equal to a pro rata portion of the dividends accrued on the UIT’s portfolio securities since the last dividend payment by the UIT, net of expenses and liabilities, and (c) a cash payment or credit, called a “Balancing Amount”) designed to equalize the net asset value of the S&P Index and the net asset value of a Portfolio Deposit. SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, a Portfolio must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, the Portfolio will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day. The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by a Portfolio could result in losses on SPDRs. Trading in SPDRs involves risks similar to those risks involved in the writing of options on securities. The Portfolios may invest in certain ETFs in excess of the normal statutory limits in reliance on exemptive orders that have been issued to the entities issuing shares in those ETFs, provided that certain conditions are met.

COMMODITY-LINKED DERIVATIVES. The Commodity Returns Strategy Portfolio may invest in instruments with principal and/or coupon payments linked to the value of commodities, commodity futures contracts, or the performance of commodity indices such as “commodity-linked” or “index-linked” notes. These instruments are sometimes referred to as “structured notes” because the terms of the instrument may be structured by the issuer of the note and the purchaser of the note, such as the Portfolio.

The values of these notes will rise and fall in response to changes in the underlying commodity or related index or investment. These notes expose the Portfolio economically to movements in commodity prices, but a particular note has many features of a debt obligation. These notes also are subject to credit and interest rate risks that in general affect the value of debt securities. Therefore, at the maturity of the note, the Portfolio may receive more or less principal than it originally invested. The Portfolio might receive interest payments on the note that are more or less than the stated coupon interest rate payments.

Structured notes may involve leverage, meaning that the value of the instrument will be calculated as a multiple of the upward or downward price movement of the underlying commodity future or index. The prices of commodity-linked instruments may move in different directions than investments in traditional equity and debt securities in periods of rising inflation. Of course, there can be no guarantee that the Portfolio’s commodity-linked investments would not be correlated with traditional financial assets under any particular market conditions.

Commodity-linked notes may be issued by US and foreign banks, brokerage firms, insurance companies and other corporations. These notes, in addition to fluctuating in response to changes in the underlying commodity assets, these notes will be subject to credit and interest rate risks that typically affect debt securities.

The commodity-linked instruments may be wholly principal protected, partially principal protected or offer no principal protection. With a wholly principal protected instrument, the Portfolio will receive at maturity the greater of the par value of the note or the increase in value of the underlying index. Partially protected instruments may suffer some loss of principal up to a specified limit if the underlying index declines in value during the term of the instrument. For instruments without principal protection, there is a risk that the instrument could lose all of its value if the index declines sufficiently. The Specialist Managers’ decisions on whether and to what extent to use principal protection depend in part on the cost of the protection. In addition, the ability of the Portfolio to take advantage of any protection feature depends on the creditworthiness of the issuer of the instrument.

Commodity-linked derivatives are generally hybrid instruments which are excluded from regulation under the CEA and the rules thereunder, so that the Portfolio will not be considered a “commodity pool.” Additionally, from time to time the Portfolio may invest in other hybrid instruments that do not qualify for exemption from regulation under the CEA.

COMMODITY POOL OPERATOR REGULATION AND EXCLUSIONS. With respect to the Commodity Returns Strategy Portfolio, the Adviser is registered as a “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and the rules of the CFTC and is subject to CFTC regulation with respect to that Portfolio. The CFTC has adopted rules regarding the disclosure, reporting and recordkeeping requirements that apply with respect to the Portfolio as a result of the Adviser’s registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting requirements applicable to the Adviser as the Portfolio’s CPO, the Adviser’s compliance with SEC disclosure and shareholder reporting requirements will be deemed to fulfill the Adviser’s CFTC compliance obligations. However, as a result of CFTC regulation with respect to the Portfolio, the Portfolio may incur additional compliance and other expenses. The CFTC has neither reviewed nor approved the Portfolio, its investment strategies or this prospectus. In addition, with respect to the Commodity Returns Strategy Portfolio, the Adviser is relying upon an exclusion from the definition of “commodity trading advisor” (“CTA”) under the CEA and the rules of the CFTC. Mellon Capital, PIMCO and Wellington Management are registered as CTAs under the CEA with respect to the Portfolio.

With respect to each Portfolio other than The Commodity Returns Strategy Portfolio (each, an “Excluded Portfolio”), the Adviser has claimed an exclusion from the definition of CPO under the CEA and the rules of the CFTC and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, with respect to the Excluded Portfolios, the Adviser is relying upon a related exclusion from the definition of CTA under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require each Excluded Portfolio, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forwards. Because the Adviser and the Excluded Portfolios intend to comply with the terms of the CPO exclusion, an Excluded Portfolio may, in the future, need to adjust its investment strategies, consistent with its investment objective, to limit its investments in these types of instruments. The Excluded Portfolios are not intended as vehicles for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or the Excluded Portfolios, their investment strategies or this SAI.

Generally, the exclusion from CPO regulation on which the Adviser relies requires each Excluded Portfolios to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Excluded Portfolio’s positions in commodity interests may not exceed 5% of the liquidation value of the Excluded Portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Excluded Portfolio’s commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Excluded Portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of these trading limitations, the Excluded Portfolios may not be marketed as commodity pools or otherwise as vehicles for trading in the commodity futures, commodity options or swaps markets. If, in the future, an Excluded Portfolio can no longer satisfy these requirements, the Adviser would withdraw its notice claiming an exclusion from the definition of a CPO, and the Adviser would be subject to registration and regulation as a CPO with respect to the Excluded Portfolio, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to the Excluded Portfolio, the Excluded Portfolio may incur additional compliance and other expenses.

NON-DIVERSIFICATION

Each of the Real Estate Securities Portfolio and the ESG Growth Portfolio is classified as a non-diversified investment portfolio under the 1940 Act. As such, there is no limit under the 1940 Act on the percentage of assets which can be invested in any single issuer. An investment in either Portfolio, therefore, may entail greater risk than would exist in a diversified investment portfolio because the potential for a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of such Portfolio. Any economic, political, or regulatory developments affecting the value of the securities in either Portfolio will have a greater impact on the total value of the Portfolio than would be the case if the Portfolio were diversified among more issuers. Each Portfolio intends to comply with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). This undertaking requires that at the end of each quarter of the Portfolio’s taxable year, with regard to at least 50% of its total assets, no more than 5% of its total assets are invested in the securities of a single issuer; beyond that, no more than 25% of its total assets are invested in the securities of a single issuer.

INDEX INVESTING

A portion of the assets of certain Portfolios may at times be committed to investing assets in a manner that replicates the performance of an appropriate benchmark index. At times, subsets of these indices may also be used as a basis for selecting securities for such a portion of a Portfolio. This passive investment style would differ from the active management investment techniques used with respect to the Portfolios’ other assets. Rather than relying upon fundamental research, economic analysis and investment judgment, this approach uses automated statistical analytic procedures that seek to track the performance of a selected stock index or subset thereof.

INVESTMENT COMPANY SECURITIES

The Adviser or the Specialist Managers may also acquire, on behalf of a Portfolio, securities issued by other investment companies to the extent permitted under the Investment Company Act, provided that such investments are otherwise consistent with the overall investment objective and policies of that Portfolio. A Portfolio may also invest in shares of another Portfolio of the Trust (“Affiliated Portfolio”) to the extent that such investments are consistent with the acquiring Portfolio’s investment objectives, policies and restrictions are permissible under the Investment Company Act.

The Investment Manager will voluntarily waive advisory fees payable by the Portfolio in an amount equal to 100% of the advisory fee the Investment Manager receives from an Affiliated Portfolio as a result of the Portfolio’s investment in the Affiliated Portfolio.

MONEY MARKET INSTRUMENTS

BANK OBLIGATIONS. Bank Obligations may include certificates of deposit, time deposits and bankers’ acceptances. Certificates of Deposit (“CDs”) are short-term negotiable obligations of commercial banks. Time Deposits (“TDs”) are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions. U.S. commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). U.S. banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a Portfolio, depending upon the principal amount of CDs of each bank held by the Portfolio) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of governmental regulations, U.S. branches of U.S. banks, among other things, generally are required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness. U.S. savings and loan associations, the CDs of which may be purchased by the Portfolios, are supervised and subject to examination by the Office of Thrift Supervision. U.S. savings and loan associations are insured by the Savings Association Insurance Portfolio which is administered by the FDIC and backed by the full faith and credit of the U.S. government.

COMMERCIAL PAPER. Commercial paper is a short-term, unsecured negotiable promissory note of a U.S. or non-U.S. issuer. Each of the Portfolios may purchase commercial paper for temporary purposes; The Institutional Value Equity Portfolio, The Institutional Growth Equity Portfolio and the Income Portfolios may acquire these instruments as described in the Prospectuses. Each Portfolio may similarly invest in variable rate master demand notes which typically are issued by large corporate borrowers and which provide for variable amounts of principal indebtedness and periodic adjustments in the interest rate. Demand notes are direct lending arrangements between a Portfolio and an issuer, and are not normally traded in a secondary market. A Portfolio, however, may demand payment of principal and accrued interest at any time. In addition, while demand notes generally are not rated, their issuers must satisfy the same criteria as those that apply to issuers of commercial paper. The appropriate Specialist Manager will consider the earning power, cash flow and other liquidity ratios of issuers of demand notes and continually will monitor their financial ability to meet payment on demand. See also “Variable and Floating Rate Instruments,” below.

REPURCHASE AGREEMENTS. Repurchase Agreements may be used for temporary investment purposes. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying debt security for a relatively short period (usually not more than one week), subject to an obligation of the seller to repurchase that security and the obligation of that Portfolio to resell that security at an agreed-upon price and time. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon a Portfolio’s ability to dispose of the underlying securities. The Specialist Manager for each Portfolio, in accordance with guidelines adopted by the Board, monitors the creditworthiness of those banks and non-bank dealers with which the respective Portfolios may enter into repurchase agreements. The Trust also monitors the market value of the securities underlying any repurchase agreement to ensure that the repurchase obligation of the seller is adequately collateralized.

Repurchase agreements may be entered into with primary dealers in U.S. government securities who meet credit guidelines established by the Board (each a “repo counterparty”). Under each repurchase agreement, the repo counterparty will be required to maintain, in an account with the Trust’s custodian bank, securities that equal or exceed the repurchase price of the securities subject to the repurchase agreement. A Portfolio will generally enter into repurchase agreements with short durations, from overnight to one week, although securities subject to repurchase agreements generally have longer maturities. A Portfolio may not enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of the value of its net assets would be invested in illiquid securities including such repurchase agreements. For purposes of the Investment Company Act, a repurchase agreement may be deemed a loan to the repo counterparty. It is not clear whether, in the context of a bankruptcy proceeding involving a repo counterparty, a court would consider a security acquired by a Portfolio subject to a repurchase agreement as being owned by that Portfolio or as being collateral for such a “loan.” If a court were to characterize the transaction as a loan, and a Portfolio has not perfected a security interest in the security acquired, that Portfolio could be required to turn the security acquired over to the bankruptcy trustee and be treated as an unsecured creditor of the repo counterparty. As an unsecured creditor, a Portfolio would be at the risk of losing some or all of the principal and income involved in the transaction. In the event of any such bankruptcy or insolvency proceeding involving a repo counterparty with whom a Portfolio has outstanding repurchase agreements, a Portfolio may encounter delays and incur costs before being able to sell securities acquired subject to such repurchase agreements. Any such delays may involve loss of interest or a decline in price of the security so acquired.

Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the repo counterparty may fail to repurchase the security. However, a Portfolio will always receive as collateral for any repurchase agreement to which it is a party, securities acceptable to it, the market value of which is equal to at least 102% of the repurchase price, and the Portfolio will make payment against such securities only upon physical delivery or evidence of book entry transfer of such collateral to the account of its custodian bank. If the market value of the security subject to the repurchase agreement falls below the repurchase price the Trust will direct the repo counterparty to deliver to the Trust’s custodian additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price.

SECURITIES LENDING. Certain of the Portfolios may lend from their total assets in the form of their portfolio securities to broker dealers under contracts calling for collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Portfolios will continue to benefit from interest or dividends on the securities loaned and may also earn a return from the collateral, which may include shares of a money market fund subject to any investment restrictions listed in this Statement. The Portfolios pay various fees in connection with the investment of the collateral. Under some securities lending arrangements a Portfolio may receive a set fee for keeping its securities available for lending. Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. Cash collateral received by a Portfolio in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term funds, or similar investment vehicles, including affiliated money market or short-term mutual funds. A Portfolio bears the risk of such investments.

VARIABLE AND FLOATING RATE INSTRUMENTS. Short-term variable rate instruments (including floating rate instruments) from banks and other issuers may be used for temporary investment purposes, or longer-term variable and floating rate instruments may be used in furtherance of a Portfolio’s investment objectives. A “variable rate instrument” is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A “floating rate instrument” is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. These instruments may include variable amount master demand notes that permit the indebtedness to vary in addition to providing for periodic adjustments in the interest rates.

Variable rate instruments are generally not rated by nationally recognized ratings organizations. The appropriate Specialist Manager will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will continuously monitor their financial ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument is equivalent to the quality standards applicable to a Portfolio’s fixed income investments, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. Any bank providing such a bank letter, line of credit, guarantee or loan commitment will meet the Portfolio’s investment quality standards relating to investments in bank obligations. A Portfolio will invest in variable and floating rate instruments only when the appropriate Specialist Manager deems the investment to involve minimal credit risk. The Specialist Manager will also continuously monitor the creditworthiness of issuers of such instruments to determine whether a Portfolio should continue to hold the investments.

The absence of an active secondary market for certain variable and floating rate notes could make it difficult to dispose of the instruments, and a Portfolio could suffer a loss if the issuer defaults or during periods in which a Portfolio is not entitled to exercise its demand rights. Variable and floating rate instruments held by a Portfolio will be subject to the Portfolio’s limitation on investments in illiquid securities when a reliable trading market for the instruments does not exist and the Portfolio may not demand payment of the principal amount of such instruments within seven days. If an issuer of a variable rate demand note defaulted on its payment obligation, a Portfolio might be unable to dispose of the note and a loss would be incurred to the extent of the default.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES

MORTGAGE-BACKED SECURITIES. Certain Portfolios may invest in mortgage-backed securities, including derivative instruments. Mortgage-backed securities represent direct or indirect participations in or obligations collateralized by and payable from mortgage loans secured entirely or primarily by “pools” of residential or commercial mortgage loans or other assets. A Portfolio may invest in mortgage-backed securities issued by U.S. government agencies and government-sponsored entities such as the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”), the Federal Home Loan Mortgage Corporation (“FHLMC”) and Federal Home Loan Banks. Obligations of GNMA are backed by the full faith and credit of the U.S. Government. Obligations of FNMA, FHLMC and Federal Home Loan Banks are not backed by the full faith and credit of the U.S. Government but are considered to be of high quality since they are considered to be instrumentalities of the United States. The payment of interest and principal on mortgage-backed obligations issued by these entities may be guaranteed by the full faith and credit of the U.S. Government (in the case of GNMA), or may be guaranteed by the issuer (in the case of FNMA and FHLMC). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates as well as early prepayments of underlying mortgages. These securities represent ownership in a pool of Federally insured mortgage loans with a maximum maturity of 30 years. The scheduled monthly interest and principal payments relating to mortgages in the pool will be “passed through” to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest.

Mortgage-backed securities also include securities issued by non-governmental entities including collateralized mortgage obligations (“CMOs”) and real estate mortgage investment conduits (“REMICs”) that are not insured or guaranteed. CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow generated from the mortgage collateral pool is dedicated to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuers’ general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and are retired in sequence. Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the unscheduled prepayments of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed. REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities, including “regular” interests and “residual” interests. The Portfolios do not intend to acquire residual interests in REMICs under current tax law, due to certain disadvantages for regulated investment companies that acquire such interests.

Mortgage-backed securities are subject to unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of securities, mortgage-backed securities may be less effective than other types of securities as a means of “locking in” attractive long-term rates because of the prepayment feature. For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Due to prepayments of the underlying mortgage instruments, mortgage-backed securities do not have a known actual maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. The appropriate Specialist Manager believes that the estimated average life is the most appropriate measure of the maturity of a mortgage-backed security. Accordingly, in order to determine whether such security is a permissible investment, it will be deemed to have a remaining maturity of three years or less if the average life, as estimated by the appropriate Specialist Manager, is three years or less at the time of purchase of the security by a Portfolio. An average life estimate is a function of an assumption regarding anticipated prepayment patterns. The assumption is based upon current interest rates, current conditions in the appropriate housing markets and other factors. The assumption is necessarily subjective, and thus different market participants could produce somewhat different average life estimates with regard to the same security. Although the appropriate Specialist Manager will monitor the average life of the Portfolio securities of each Portfolio with a portfolio maturity policy and make needed adjustments to comply with such Portfolios’ policy as to average dollar weighted portfolio maturity, there can be no assurance that the average life of portfolio securities as estimated by the appropriate Specialist Manager will be the actual average life of such securities.

The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Portfolios’ mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

On September 7, 2008, the U.S. Treasury announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. The liquidity backstop was extended through December 2012. The original mortgage-backed securities purchase program was completed in March 2010.

FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The liquidity backstop and the Senior Preferred Stock Purchase Agreement are both intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefore.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.

Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

ASSET-BACKED SECURITIES. Certain Portfolios may invest in asset-backed securities, which represent participations in, or are secured by and payable from, pools of assets including company receivables, truck and auto loans, leases and credit card receivables. The asset pools that back asset-backed securities are securitized through the use of privately-formed trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present. Certain asset backed securities may be considered derivative instruments.

COLLATERALIZED DEBT OBLIGATIONS. The Institutional Value Equity Portfolio, The Institutional Growth Equity Portfolio and The Commodity Returns Strategy Portfolio may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issue mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among other things, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligation of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For both CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolio as illiquid securities, however an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities, CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CBOs, CLOs and other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

STRIPPED MORTGAGE-BACKED SECURITIES. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Portfolio’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Portfolio may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

CREDIT RISK TRANSFER SECURITIES. The Fixed Income Opportunity Portfolio may invest in fixed- or floating-rate unsecured general obligations issued from time to time by Freddie Mac, Fannie Mae or other GSEs. These obligations are referred to as “Credit Risk Transfer Securities.” Typically, such Securities are issued at par and have stated final maturities. The Securities are structured so that: (i) interest is paid directly by the issuing GSE; and (ii) principal is paid by the issuing GSE in accordance with the principal payments and default performance of a certain pool of residential mortgage loans held in various GSE-guaranteed MBS (“Reference Obligations”). The issuing GSE selects the pool of Reference Obligations based on that GSE’s eligibility criteria. The performance of the Securities will be directly affected by the selection of the Reference Obligations by the GSE. Such Securities are issued in tranches to which are allocated certain principal repayments and credit losses corresponding to the seniority of the particular tranche. Each tranche of Securities will have credit exposure to the Reference Obligations and the yield to maturity will be directly related to the amount and timing of certain defined credit events on the Reference Obligations, any prepayments by borrowers and any removals of a Reference Obligation from the pool.

While the structure of Credit Risk Transfer Securities mimics the cash flows of a mezzanine securitized tranche, the Securities are not directly linked to the Reference Obligations. Thus, the payment of principal and interest on the Securities is tied to the performance of the pool of Reference Obligations. However, in no circumstances will the actual cash flow from the Reference Obligation be paid or otherwise made available to the holders of the Securities. This is different than in the case of covered notes, where the issuer default would allow investors to have an additional lien on the underlying loans.

The risks associated with an investment in Credit Risk Transfer Securities will be different than the risks associated with an investment in MBS. The Securities are the corporate obligations of the issuing GSE and are not secured by the Reference Obligation, the mortgaged properties or the borrowers’ payments under the Reference Obligations. Holders of the Securities are general creditors of the issuing GSE and will be subject to the risk that the issuing GSE will be unable to meet its obligation to pay the principal and interest of the Securities in accordance with their terms of issuance. The Securities may be considered high risk and complex securities. As a result, in the event that a GSE fails to pay principal or interest on the Securities or goes through a bankruptcy, insolvency or similar proceeding (but conservatorship of Freddie Mac or Fannie Mae would not be considered an “event of default”), holders of Credit Risk Transfer Securities have no direct recourse to the underlying loans. Such holders will receive recovery on par with other unsecured note holders (agency debentures) in such scenario.

REAL ESTATE SECURITIES

REAL ESTATE INVESTMENT TRUSTS (“REITS”). REITs are pooled investment vehicles that invest the majority of their assets directly in real property and/or in loans to building developers. They derive income primarily from the collection of rents and/or interest on loans.

REITs are sometimes informally characterized as Equity REITs, Mortgage REITs, Hybrid REITs and REOCs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings and derives its income primarily from rental income. An Equity REIT may also realize capital gains (or losses) by selling real estate properties in its portfolio that have appreciated (or depreciated) in value. A Mortgage REIT invests primarily in mortgages on real estate, which may secure construction, development or long-term loans. A Mortgage REIT generally derives its income primarily from interest payments on the credit it has extended. A Hybrid REIT combines the characteristics of Equity REITs and Mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. REOCs are real estate companies that engage in the development, management, or financing of real estate. Typically, they provide services such as property management, property development, facilities management, and real estate financing. REOCs are publicly traded corporations that have not elected to be taxed as REITs. The three primary reasons for such an election are (a) availability of tax-loss carryforwards, (b) operation in non-REIT-qualifying lines of business, and (c) ability to retain earnings.

Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. The Real Estate Securities Portfolio will indirectly bear its proportionate share of expenses incurred by REITs in which it invests in addition to the expenses incurred directly by the Portfolio.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. First, the value of a REIT may be affected by changes in the value of the underlying property owned by the REITs. In addition, REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemption from registration under the Investment Company Act.

Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the Standard & Poor’s 500 Composite Stock Price Index (the “S&P Index”).

MUNICIPAL SECURITIES

As stated in the Prospectuses, The Short-Term Municipal Bond, The Intermediate Term Municipal Bond, The Intermediate Term Municipal Bond II Portfolios and The U.S. Corporate Fixed Income Securities Portfolio, and to a lesser extent The Institutional Value Equity Portfolio, The Institutional Growth Equity Portfolio and each of the other Income Portfolios, may invest in municipal securities. Municipal securities consist of bonds, notes and other instruments issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from regular federal tax. Municipal securities may also be issued on a taxable basis.

The two principal classifications of municipal securities are “general obligations” and “revenue obligations.” General obligations are secured by the issuer’s pledge of its full faith and credit for the payment of principal and interest although the characteristics and enforcement of general obligations may vary according to law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuers with respect to “general obligations” and/or “revenue obligations” may be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds and capital appreciation bonds. In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of municipal securities. There are also numerous differences in the credit backing of municipal securities both within and between these two principal classifications. For the purpose of applying a Portfolio’s investment restrictions, the identification of the issuer of a municipal security which is not a general obligation is made by the appropriate Specialist Manager based on the characteristics of the municipal security, the most important of which is the source of funds for the payment of principal and interest on such securities.

An entire issue of municipal securities may be purchased by one or a small number of institutional investors such as a Portfolio. Thus, the issue may not be said to be publicly offered. Unlike some securities that are not publicly offered, a secondary market exists for many municipal securities that were not publicly offered initially and such securities can be readily marketable. The obligations of an issuer to pay the principal of and interest on a municipal security are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest or imposing other constraints upon the enforcement of such obligations. There is also the possibility that, as a result of litigation or other conditions, the power or ability of the issuer to pay when due principal of or interest on a municipal security may be materially affected.

MUNICIPAL LEASES, CERTIFICATES OF PARTICIPATION AND OTHER PARTICIPATION INTERESTS. Municipal leases frequently involve special risks not normally associated with general obligation or revenue bonds, some of which are summarized in the Prospectuses. In addition, leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Thus, a Portfolio’s investment in municipal leases will be subject to the special risk that the governmental issuer may not appropriate funds for lease payments. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event the issuer is prevented from maintaining occupancy of the leased premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and result in an unsatisfactory or delayed recoupment of a Portfolio’s original investment.

Certificates of participation represent undivided interests in municipal leases, installment purchase contracts or other instruments. The certificates are typically issued by a trust or other entity which has received an assignment of the payments to be made by the state or political subdivision under such leases or installment purchase contracts.

Certain municipal lease obligations and certificates of participation may be deemed illiquid for the purpose of the Portfolios’ respective limitations on investments in illiquid securities. Other municipal lease obligations and certificates of participation acquired by a Portfolio may be determined by the appropriate Specialist Manager, pursuant to guidelines adopted by the Board, to be liquid securities for the purpose of such Portfolio’s limitation on investments in illiquid securities. In determining the liquidity of municipal lease obligations and certificates of participation, the appropriate Specialist Manager will consider a variety of factors including: (1) the willingness of dealers to bid for the security; (2) the number of dealers willing to purchase or sell the obligation and the number of other potential buyers; (3) the frequency of trades or quotes for the obligation; and (4) the nature of the marketplace trades. In addition, the appropriate Specialist Manager will consider factors unique to particular lease obligations and certificates of participation affecting the marketability thereof. These include the general creditworthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the obligation will be maintained throughout the time the obligation is held by a Portfolio. No Portfolio, with the exception of The Institutional Value Equity Portfolio, The Institutional Growth Equity Portfolio, The Fixed Income Opportunity Portfolio and The Commodity Returns Strategy Portfolio, may invest more than 5% of its net assets in municipal leases. Each of the Income Portfolios may purchase participations in municipal securities held by a commercial bank or other financial institution. Such participations provide a Portfolio with the right to a pro rata undivided interest in the underlying municipal securities. In addition, such participations generally provide a Portfolio with the right to demand payment, on not more than seven days’ notice, of all or any part of the Portfolio’s participation interest in the underlying municipal security, plus accrued interest.

MUNICIPAL NOTES. Municipal securities in the form of notes generally are used to provide for short-term capital needs, in anticipation of an issuer’s receipt of other revenues or financing, and typically have maturities of up to three years. Such instruments may include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Tax and Revenue Anticipation Notes and Construction Loan Notes. Tax Anticipation Notes are issued to finance the working capital needs of governments. Generally, they are issued in anticipation of various tax revenues, such as income, sales, property, use and business taxes, and are payable from these specific future taxes. Revenue Anticipation Notes are issued in expectation of receipt of other kinds of revenue, such as federal revenues available under federal revenue sharing programs. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. In most cases, the long-term bonds then provide the funds needed for repayment of the notes. Tax and Revenue Anticipation Notes combine the funding sources of both Tax Anticipation Notes and Revenue Anticipation Notes. Construction Loan Notes are sold to provide construction financing. These notes are secured by mortgage notes insured by the Federal Housing Authority; however, the proceeds from the insurance may be less than the economic equivalent of the payment of principal and interest on the mortgage note if there has been a default. The obligations of an issuer of municipal notes are generally secured by the anticipated revenues from taxes, grants or bond financing. An investment in such instruments, however, presents a risk that the anticipated revenues will not be received or that such revenues will be insufficient to satisfy the issuer’s payment obligations under the notes or that refinancing will be otherwise unavailable.

PRE-REFUNDED MUNICIPAL SECURITIES. The principal of and interest on municipal securities that have been pre-refunded are no longer paid from the original revenue source for the securities. Instead, after pre-refunding, the source of such payments is typically an escrow fund consisting of obligations issued or guaranteed by the U.S. Government. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to securities that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer. Pre-refunded municipal securities are usually purchased at a price which represents a premium over their face value.

AUCTION RATE SECURITIES. Auction rate securities consist of auction rate municipal securities and auction rate preferred securities issued by closed-end investment companies that invest primarily in municipal securities. Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities.

Dividends on auction rate preferred securities issued by a closed-end fund may be designated as exempt from federal income tax to the extent they are attributable to tax-exempt interest income earned by the fund on the securities in its portfolio and distributed to holders of the preferred securities, provided that the preferred securities are treated as equity securities for federal income tax purposes and the closed-end fund complies with certain requirements under the Internal Revenue Code of 1986, as amended (the “Code”). For purposes of complying with the 20% limitation on each of the municipal Portfolio’s investments in taxable investments, auction rate preferred securities will be treated as taxable investments unless substantially all of the dividends on such securities are expected to be exempt from regular federal income taxes.

A Portfolio’s investments in auction rate preferred securities of closed-end funds are subject to limitations on investments in other U.S. registered investment companies, which limitations are prescribed by the Investment Company Act. These limitations include prohibitions against acquiring more than 3% of the voting securities of any other such investment company, and investing more than 5% of that Portfolio’s total assets in securities of any one such investment company or more than 10% of its total assets in securities of all such investment companies. A Portfolio will indirectly bear its proportionate share of any management fees paid by such closed-end funds in addition to the advisory fee payable directly by that Portfolio.

PRIVATE ACTIVITY BONDS. Certain types of municipal securities, generally referred to as industrial development bonds (and referred to under current tax law as private activity bonds), are issued by or on behalf of public authorities to obtain funds for privately-operated housing facilities, airport, mass transit or port facilities, sewage disposal, solid waste disposal or hazardous waste treatment or disposal facilities and certain local facilities for water supply, gas or electricity. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues. The interest from certain private activity bonds owned by a Portfolio (including an Income Portfolio’s distributions attributable to such interest) may be a preference item for purposes of the alternative minimum tax. The Short-Term Municipal Bond Portfolio does not currently intend to invest in Private Activity Bonds.

TAX-EXEMPT COMMERCIAL PAPER. Issues of tax-exempt commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by state and local governments and their agencies to finance working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, tax-exempt commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

TENDER OPTION BONDS. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof.

As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults or a significant downgrade in the credit rating assigned to the issuer of the bond. The liquidity of a tender option bond is a function of the credit quality of both the bond issuer and the financial institution providing liquidity. Tender option bonds are deemed to be liquid unless, in the opinion of the appropriate Specialist Manager, the credit quality of the bond issuer and the financial institution is deemed, in light of the Portfolio’s credit quality requirements, to be inadequate. Each Income Portfolio intends to invest only in tender option bonds the interest on which will, in the opinion of bond counsel, counsel for the issuer of interests therein or counsel selected by the appropriate Specialist Manager, be exempt from regular federal income tax. However, because there can be no assurance that the Internal Revenue Service (“IRS”) will agree with such counsel’s opinion in any particular case, there is a risk that an Income Portfolio will not be considered the owner of such tender option bonds and thus will not be entitled to treat such interest as exempt from such tax. Additionally, the federal income tax treatment of certain other aspects of these investments, including the proper tax treatment of tender option bonds and the associated fees, in relation to various regulated investment company tax provisions is unclear. Each Income Portfolio intends to manage its portfolio in a manner designed to eliminate or minimize any adverse impact from the tax rules applicable to these investments.

OTHER FIXED INCOME SECURITIES AND STRATEGIES.

HIGH YIELD SECURITIES AND SECURITIES OF DISTRESSED COMPANIES. High yield securities, commonly referred to as junk bonds, are debt obligations rated below investment grade, i.e., below BBB by Standard & Poor’s Ratings Group (“S&P”) or Baa by Moody’s Investors Service, Inc. (“Moody’s”), or their unrated equivalents. The Fixed Income Opportunity Portfolio invests primarily in such securities. The Real Estate Securities Portfolio, The Core Fixed Income Portfolio and the Intermediate Term Municipal Bond Portfolio may also invest in such securities according to each Portfolio’s Prospectus. High yield securities and securities of distressed companies generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Issuers of high yield and distressed company securities may be involved in restructurings or bankruptcy proceedings that may not be successful. While any investment carries some risk, certain risks associated with high yield securities and debt securities of distressed companies which are different than those for investment grade are as follows:

1.	The market for high risk, high yield securities and debt securities of distressed companies may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Portfolio to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

2.	Market prices for high risk, high yield securities and debt securities of distressed companies may also be affected by investors’ perception of the issuer’s credit quality and the outlook for economic growth. Thus, prices for high risk, high yield securities and debt securities of distressed companies may move independently of interest rates and the overall bond market.

3.	The market for high risk, high yield and distressed company securities may be adversely affected by legislative and regulatory developments.

4.	The risk of loss through default is greater for high yield fixed income securities and securities of distressed companies than for investment grade debt because the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates.

Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations in a Portfolio’s net asset value per share.

In addition, an economic downturn or increase in interest rates could have a negative impact on both the markets for high yield and distressed company securities (resulting in a greater number of bond defaults) and the value of such securities held by a Portfolio. Current laws, such as those requiring federally insured savings and loan associations to remove investments in such lower rated securities from their funds, as well as other pending proposals, may also have a material adverse effect on the market for lower rated securities.

The economy and interest rates may affect high yield securities and debt securities of distressed companies differently than other securities. For example, the prices of such securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher rated investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in the average duration of a Portfolio’s investment portfolio, resulting from market fluctuations or other changes in a Portfolio’s total assets will not require the Portfolio to dispose of an investment. If an issuer of a security held by a Portfolio defaults, that Portfolio may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of high yield securities and debt securities of distressed companies as well as the Portfolio’s net asset value. In general, both the prices and yields of such securities will fluctuate.

In certain circumstances it may be difficult to determine a security’s fair value due to a lack of reliable objective information. Such instances occur where there is no established secondary market for the security or the security is lightly traded. As a result, a Portfolio’s valuation of a security and the price it is actually able to obtain when it sells the security could differ.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield securities and distressed company held by a Portfolio, especially in a thinly traded market. Illiquid or restricted securities held by a Portfolio may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

The ratings of Moody’s, S&P and Fitch evaluate the safety of a lower rated security’s principal and interest payments, but do not address market value risk. Because the ratings of the rating agencies may not always reflect current conditions and events, in addition to using recognized rating agencies and other sources, the Specialist Managers perform their own analysis of the issuers of high yield securities and debt securities of distressed companies purchased by a Portfolio. Because of this, a Portfolio’s performance may depend more on its own credit analysis than is the case for mutual funds investing in higher rated securities.

The Specialist Managers continuously monitor the issuers of high yield securities and debt securities of distressed companies held by a Portfolio for their ability to make required principal and interest payments, as well as in an effort to control the liquidity of the Portfolio so that it can meet redemption requests.

CUSTODIAL RECEIPTS. Custodial Receipts are U.S. government securities and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government securities, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRs”) and “Certificate of Accrual on Treasury Securities” (“CATS”). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are generally held in book-entry form at a Federal Reserve Bank. Counsel to the underwriters of these certificates or other evidences of ownership of U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government securities for federal tax and securities purposes. In the case of CATS and TIGRs, the IRS has reached this conclusion for the purpose of applying the tax diversification requirements applicable to regulated investment companies such as the Portfolios. CATS and TIGRs are not considered U.S. government securities by the staff of the Commission. Further, the IRS conclusion noted above is contained only in a general counsel memorandum, which is an internal document of no precedential value or binding effect, and a private letter ruling, which also may not be relied upon by the Portfolios. The Trust is not aware of any binding legislative, judicial or administrative authority on this issue.

WHEN-ISSUED SECURITIES. When-issued transactions involve a commitment to purchase at a predetermined price or yield in which delivery takes place after the customary settlement period for that type of security. Fixed income securities may be purchased on a “when-issued” basis. The price of securities purchased on a when-issued basis, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities takes place at a later date. Normally, the settlement date occurs within one month of the purchase. At the time a commitment to purchase a security on a when-issued basis is made, the transaction is recorded and the value of the security will be reflected in determining net asset value. No payment is made by the purchaser, until settlement. The market value of the when-issued securities may be more or less than the purchase price. The Trust does not believe that net asset value will be adversely affected by the purchase of securities on a when-issued basis. Equity securities acquired by an Equity Portfolio as a result of corporate actions such as spin-offs may be treated as when-issued securities under certain circumstances. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, a Portfolio will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date.

A Portfolio may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss. To the extent permitted by applicable law, there is no percentage limitation on the extent to which the Portfolios may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

INDEBTEDNESS, LOAN PARTICIPATIONS AND ASSIGNMENTS. Certain Portfolios may purchase indebtedness and participations in commercial loans. Loan Participations typically will result in a Portfolio having a contractual relationship only with the lender, not with the borrower. A Portfolio will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing indebtedness and Loan Participations, a Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Portfolio will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling indebtedness or a Loan Participation, a Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Portfolio will acquire indebtedness and Loan Participations only if the lender interpositioned between the Portfolio and the borrower is determined by the applicable Specialist Manager to be creditworthy. When a Portfolio purchases Assignments from lenders, the Portfolio will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender. Indebtedness is different from traditional debt securities in that debt securities are part of a large issue of securities to the public and indebtedness may not be a security, but may represent a specific commercial loan to a borrower.

A Portfolio may have difficulty disposing of Indebtedness, Assignments and Loan Participations. Since the market for such instruments is not highly liquid, the Portfolio anticipates that such instruments could be sold only to a limited number of institutional investors. Further, restrictions in the underlying credit agreement could limit the number of eligible purchasers. The lack of a highly liquid secondary market and restrictions in the underlying credit agreement may have an adverse impact on the value of such instruments and will have an adverse impact on the Portfolio’s ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. In valuing a Loan Participation or Assignment held by a Portfolio for which a secondary trading market exists, the Portfolio will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, the Portfolio’s Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Trustees, taking into consideration, among other factors: (i) the creditworthiness of the borrower and the lender; (ii) the current interest rate; period until next rate reset and maturity of the loan; (iii) currently available prices in the market for similar loans; and (iv) currently available prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity. The secondary market for loan participations is limited and any such participation purchased by Specialist Manager may be regarded as illiquid.

Loan Collateral. In order to borrow money pursuant to a Senior Loan, a borrower will frequently, for the term of the Senior Loan, pledge collateral, including but not limited to, (i) working capital assets, such as accounts receivable and inventory; (ii) tangible fixed assets, such as real property, buildings and equipment; (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill); and/or (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company’s shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy a borrower’s obligations under a Senior Loan.

Certain Fees Paid to the Portfolios. In the process of buying, selling and holding Senior Loans, the Portfolios may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, commissions and prepayment penalty fees. When the Portfolios buy a Senior Loan they may receive a facility fee and when it sells a Senior Loan it may pay a facility fee. On an ongoing basis, the Portfolios may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a Senior Loan. In certain circumstances, the Portfolios may receive a prepayment penalty fee upon the prepayment of a Senior Loan by a borrower. Other fees received by the Portfolios may include amendment fees.

Borrower Covenants. A borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the borrower and the holders of the Senior Loan (the “Loan Agreement”). Such covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to stockholders, provisions requiring the borrower to maintain specific minimum financial ratios, and limits on total debt. In addition, the Loan Agreement may contain a covenant requiring the borrower to prepay the Loan with all or a portion of any free cash flow. Free cash flow is generally defined as net cash flow after scheduled debt service payments and permitted capital expenditures, and includes the proceeds from asset dispositions or sales of securities. A breach of a covenant which is not waived by the Agent, or by the Loan Investors directly, as the case may be, is normally an event of acceleration; i.e., the Agent, or the Loan Investors directly, as the case may be, has the right to call the outstanding Senior Loan. The typical practice of an Agent or a Loan Investor in relying exclusively or primarily on reports from the borrower may involve a risk of fraud by the borrower. In the case of a Senior Loan in the form of a Participation, the agreement between the buyer and seller may limit the rights of the holder to vote on certain changes which may be made to the Loan Agreement, such as loosening a covenant. However, the holder of the Participation will, in almost all cases, have the right to vote on or direct the seller of the Participation to vote on certain fundamental issues such as changes in principal amount, payment dates and interest rate.

Administration of Loans. In a typical Senior Loan, the Agent administers the terms of the Loan Agreement. In such cases, the Agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions which are parties to the Loan Agreement. The Portfolios will generally rely upon the Agent or an intermediate participant to receive and forward to the Portfolios its portion of the principal and interest payments on the Senior Loan. Furthermore, unless under the terms of a Participation Agreement the Portfolios have direct recourse against the borrower, the Portfolios will rely on the Agent and the other Loan Investors to use appropriate credit remedies against the borrower. The Agent is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the borrower. The Agent of the Senior Loan usually does, but is often not obligated to, notify holders of Senior Loans of any failures of compliance. The Agent may monitor the value of the collateral and, if the value of the collateral declines, may accelerate the Senior Loan, may give the borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the holders of the Senior Loan. The Agent is compensated by the borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to Senior Loans for which the Agent does not perform such administrative and enforcement functions, the Portfolios will perform such tasks on its own behalf, although a collateral bank will typically hold any collateral on behalf of the Portfolios and the other Loan Investors pursuant to the applicable Loan Agreement.

A financial institution’s appointment as Agent may be terminated in the event that it fails to observe the requisite standard of care or becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership, or, if not FDIC insured, enters into bankruptcy proceedings. A successor Agent would generally be appointed to replace the terminated Agent, and assets held by the Agent under the Loan Agreement should remain available to holders of Senior Loans. However, if assets held by the Agent for the benefit of the Portfolios were determined to be subject to the claims of the Agent’s general creditors, the Portfolios might incur certain costs and delays in realizing payment on a Senior Loan, or suffer a loss of principal and/or interest. In situations involving intermediate participants similar risks may arise.

Prepayments. Senior Loans can require, in addition to scheduled payments of interest and principal, the prepayment of the Senior Loan from free cash flow, as defined above. The degree to which borrowers prepay Senior Loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among Loan Investors, among other factors. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Portfolios derive interest income will be reduced. However, the Portfolios may receive both a prepayment penalty fee from the prepaying borrower and a facility fee upon the purchase of a new Senior Loan with the proceeds from the prepayment of the former. Prepayments generally will not materially affect the Portfolios’ performance because the Portfolios should be able to reinvest prepayments in other Senior Loans that have similar yields (subject to market conditions) and because receipt of such fees may mitigate any adverse impact on the Portfolios’ yield.

Other Information Regarding Senior Loans. Certain Portfolios may purchase and retain a Senior Loan where the borrower has experienced, or may be perceived to be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy reorganization proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income as well as capital appreciation. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Portfolios may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan. As soon as reasonably practical, a Portfolio will divest itself of any equity securities or any junior debt securities received if it is determined that the security is an ineligible holding for the Portfolio.

Certain Portfolios may acquire interests in Senior Loans which are designed to provide temporary or “bridge” financing to a borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. Bridge loans are often unrated. The Portfolios may also invest in Senior Loans of borrowers that have obtained bridge loans from other parties. A borrower’s use of bridge loans involves a risk that the borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the borrower’s perceived creditworthiness.

Certain Portfolios will be subject to the risk that collateral securing a loan will decline in value or have no value. Such a decline, whether as a result of bankruptcy proceedings or otherwise, could cause the Senior Loan to be under-collateralized or unsecured. In most credit agreements there is no formal requirement to pledge additional collateral. In addition, the Portfolios may invest in Senior Loans guaranteed by, or secured by assets of, shareholders or owners, even if the Senior Loans are not otherwise collateralized by assets of the borrower; provided, however, that such guarantees are fully secured. There may be temporary periods when the principal asset held by a borrower is the stock of a related company, which may not legally be pledged to secure a Senior Loan. On occasions when such stock cannot be pledged, the Senior Loan will be temporarily unsecured until the stock can be pledged or is exchanged for or replaced by other assets, which will be pledged as security for the Senior Loan.

If a borrower becomes involved in bankruptcy proceedings, a court may invalidate the Portfolios’ security interest in the loan collateral or subordinate the Portfolios’ rights under the Senior Loan to the interests of the borrower’s unsecured creditors or cause interest previously paid to be refunded to the borrower. If a court required interest to be refunded, it could negatively affect the Portfolios’ performance. Such action by a court could be based, for example, on a “fraudulent conveyance” claim to the effect that the borrower did not receive fair consideration for granting the security interest in the loan collateral to the Portfolios or a “preference claim” that a pre-petition creditor received a greater recovery on an existing debt than it would have in a liquidation situation. For Senior Loans made in connection with a highly leveraged transaction, consideration for granting a security interest may be deemed inadequate if the proceeds of the Loan were not received or retained by the borrower, but were instead paid to other persons (such as shareholders of the borrower) in an amount which left the borrower insolvent or without sufficient working capital. There are also other events, such as the failure to perfect a security interest due to faulty documentation or faulty official filings, which could lead to the invalidation of the Portfolios’ security interest in loan collateral. If the Portfolios’ security interest in loan collateral is invalidated or the Senior Loan is subordinated to other debt of a borrower in bankruptcy or other proceedings, the Portfolios would have substantially lower recovery, and perhaps no recovery on the full amount of the principal and interest due on the Loan, or the Portfolios could also have to refund interest (see the prospectus for additional information).

Certain Portfolios may acquire warrants and other equity securities as part of a unit combining a Senior Loan and equity securities of a borrower or its affiliates. The acquisition of such equity securities will only be incidental to the Portfolios’ purchase of a Senior Loan. Certain Portfolios may also acquire equity securities or debt securities (including non-dollar denominated debt securities) issued in exchange for a Senior Loan or issued in connection with the debt restructuring or reorganization of a borrower, or if such acquisition, in the judgment of the Specialist Manager, may enhance the value of a Senior Loan or would otherwise be consistent with the Portfolios investment policies.

Regulatory Changes. To the extent that legislation or state or federal regulators that regulate certain financial institutions impose additional requirements or restrictions with respect to the ability of such institutions to make loans, particularly in connection with highly leveraged transactions, the availability of Senior Loans for investment may be adversely affected. Further, such legislation or regulation could depress the market value of Senior Loans.

TRADE CLAIMS. Certain Portfolios may purchase trade claims and similar obligations or claims against companies in bankruptcy proceedings. Trade claims are non-securitized rights of payment arising from obligations that typically arise when vendors and suppliers extend credit to a company by offering payment terms for products and services. If the company files for bankruptcy, payments on these trade claims stop and the claims are subject to compromise along with the other debts of the company. Trade claims may be purchased directly from the creditor or through brokers. There is no guarantee that a debtor will ever be able to satisfy its trade claim obligations. Trade claims are subject to the risks associated with low-quality obligations.

STRUCTURED PRODUCTS. One common type of security is a “structured” product. Structured products, such as structured notes, generally are individually negotiated agreements and may be traded OTC. They are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments.

With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities.

Structured products include instruments such as credit-linked securities, commodity-linked notes and structured notes, which are potentially high-risk derivatives. For example, a structured product may combine a traditional stock, bond, or commodity with an option or forward contract.

Structured Notes. Structured notes are derivative instruments, the interest rate or principal of which is determined by reference to changes in value of a specific security, reference rate, or index. Indexed securities, similar to structured notes, are typically, but not always, debt securities whose value a maturity or coupon rate is determined by reference to other securities. The performance of a structured note or indexed security is based upon the performance of the underlying instrument.

The terms of a structured note may provide that, in certain circumstances, no principal is due on maturity and, therefore, may result in loss of investment. Structured notes may be indexed positively or negatively to the performance of the underlying instrument such that the appreciation or deprecation of the underlying instrument will have a similar effect on the value of the structured note at maturity or of any coupon payment. In addition, changes in the interest rate and value of the principal at maturity may be fixed at a specific multiple of the change in value of the underlying instrument, making the value of the structured note more volatile than the underlying instrument. Further, structured notes may be less liquid and more difficult to price accurately than less complex securities or traditional debt securities

Credit-Linked Securities. Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, a Portfolio may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Portfolio would receive as an investor in the trust. A Portfolio’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Commodity-Linked Notes. The Commodity Returns Strategy Portfolio may invest in commodity linked notes. Certain structured products may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked structured products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Commodity Returns Strategy Portfolio will only invest in commodity-linked structured products that qualify under applicable rules of the U.S. Commodity Futures Trading Commission (“CFTC”) for an exemption from the provisions of the CEA.

Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Portfolio’s investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

EURODOLLAR AND YANKEE DOLLAR OBLIGATIONS. Eurodollar obligations are U.S. dollar denominated obligations issued outside the United States by non-U.S. corporations or other entities. Yankee dollar obligations are U.S. dollar denominated obligations issued in the United States by non-U.S. corporations or other entities. Yankee obligations are subject to the same risks that pertain to the domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Yankee obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization or foreign issuers.

ZERO COUPON SECURITIES. Zero coupon securities are debt securities that make no coupon payment but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. Zero coupon securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will generally not be considered illiquid for the purposes of a Portfolio’s limitation on investments in illiquid securities.

INFLATION-INDEXED SECURITIES. Inflation-indexed securities are debt securities, the principal value of which is periodically adjusted to reflect the rate of inflation as indicated by the Consumer Price Index (CPI). Inflation indexed securities may be issued by the U.S. government, by agencies and instrumentalities of the U.S. government, and by corporations. There are two common ways that these securities are structured. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.

The periodic adjustment of U.S. inflation-indexed securities is tied to the CPI, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Inflation generally erodes the purchasing power of an investor’s portfolio. For example, if an investment provides a “nominal” total return of 5% in a given year and inflation is 2% during that period, the inflation-adjusted, or real, return is 3%. Inflation, as measured by the CPI, has occurred in each of the past 50 years, so investors should be conscious of both the nominal and real returns of their investments. Investors in inflation-indexed securities funds who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a fund’s income distributions. Although inflation-indexed securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise because of reasons other than inflation (for example, because of changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

If the periodic adjustment rate measuring inflation (i.e., the CPI) falls, the principal value of inflation-indexed securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed securities, even during a period of deflation. However, the current market value of the inflation-indexed securities is not guaranteed, and will fluctuate. Other inflation indexed securities include inflation-related bonds, which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed securities should change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.

Coupon payments that a fund receives from inflation-indexed securities are included in the fund’s gross income for the period during which they accrue. Any increase in principal for an inflation-indexed security resulting from inflation adjustments is considered by Internal Revenue Service (IRS) regulations to be taxable income in the year it occurs. For direct holders of an inflation-indexed security, this means that taxes must be paid on principal adjustments, even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares (which, like principal adjustments, are taxable to shareholders). It may be necessary for the fund to liquidate portfolio positions, including when it is not advantageous to do so, in order to make required distributions.

TREASURY INFLATION PROTECTED SECURITIES (“TIPS”). TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments that provide a ‘real rate of return’ by adjusting interest and principal payments for the impact of inflation. This periodic inflation adjustment of U.S. inflation-indexed securities is tied to the Consumer Price Index (CPI), which is calculated monthly by the U.S. Bureau of Labor Statistics. CPI measures the change in the cost of a fixed basket of consumer goods and services, such as transportation, food, and housing. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment. Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

NON-PUBLICLY TRADED SECURITIES; RULE 144A SECURITIES AND PRIVATE PLACEMENTS. The Portfolios may purchase securities that are not registered under the Securities Act of 1933, as amended (the “1933 Act”), but that can be sold to “accredited investors” under Regulation D under the 1933 Act (“Reg. D Securities” or “Private Placements”)) or “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act (“Rule 144A Securities”). An investment in Rule 144A Securities will be considered illiquid and therefore subject to a Portfolio’s limitation on the purchase of illiquid securities, unless a Portfolio’s governing Board of Trustees determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Board of Trustees will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board of Trustees will carefully monitor any investments by a Portfolio in Rule 144A Securities. The Trust’s Board of Trustees may adopt guidelines and delegate to the Specialist Managers the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board of Trustees will retain ultimate responsibility for any determination regarding liquidity.

Non-publicly traded securities (including Reg. D and Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and a Portfolio may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by a Portfolio. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. A Portfolio’s investments in illiquid securities are subject to the risk that should a Portfolio desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Portfolio’s net assets could be adversely affected.

ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust’s Board of Trustees. Despite such good faith efforts to determine fair value prices, a Portfolio’s illiquid securities are subject to the risk that the security’s fair value price may differ from the actual price, which the Portfolio may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a Portfolio. Under the supervision of the Trust’s Board of Trustees, the Specialist Manager determines the liquidity of a Portfolio’s investments. In determining the liquidity of a Portfolio’s investments, the Specialist Manager may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

PAY-IN-KIND SECURITIES. Pay-In-Kind securities are debt obligations or preferred stock that pay interest or dividends in the form of additional debt obligations or preferred stock.

PREFERRED STOCK. Preferred stock is a corporate equity security that pays a fixed or variable stream of dividends. Preferred stock is generally a non-voting security. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.

Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

CONVERTIBLE SECURITIES. Each Portfolio may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible.

A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.

If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e. strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to the point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Portfolio is called for redemption, the Portfolio would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Portfolio’s ability to achieve its investment objective,

A “synthetic” convertible security may be created by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when the Specialist Manager believes that such a combination may better achieve a Portfolio’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a Portfolio may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.

A Portfolio also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment, and the Portfolio in turn assumes credit risk associated with the convertible note.

BANK CAPITAL SECURITIES. The Portfolios may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of trust preferred securities. Tier II securities, commonly thought of as hybrids of debt and preferred stock, are often perpetual (with no maturity date), callable and under certain conditions, allow for the issuer bank to withhold payment of interest until a later date.

TRUST PREFERRED SECURITIES. The Portfolios may invest in trust preferred securities. Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.

Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Portfolio to sell their holdings. In identifying the risks of the trust preferred securities, the Specialist Manager will look to the condition of the financial institution as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a Portfolio.

CYBERSECURITY RISKS. The Portfolios, like all companies, may be susceptible to operational and information security risks. Cybersecurity failures or breaches of the Portfolios or their service providers, including Specialist Managers, or the issuers of securities in which the Portfolios invest, have the ability to cause disruptions and impact business operations. The potential consequences of such events include potential financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The Portfolios and their shareholders could be negatively impacted as a result.

INVESTMENT RESTRICTIONS

In addition to the investment objectives and policies of the Portfolios, each Portfolio is subject to certain investment restrictions both in accordance with various provisions of the Investment Company Act and guidelines adopted by the Board. These investment restrictions are summarized below. The following investment restrictions (1 through 11) are fundamental and cannot be changed with respect to any Portfolio without the affirmative vote of a majority of the Portfolio’s outstanding voting securities as defined in the Investment Company Act.

A PORTFOLIO MAY NOT:

1.	With the exception of The Real Estate Securities Portfolio and the ESG Growth Portfolio, no Portfolio may purchase the securities of any issuer, if as a result of such purchase, more than 5% of the total assets of the Portfolio would be invested in the securities of that issuer, or purchase any security if, as a result of such purchase, a Portfolio would hold more than 10% of the outstanding voting securities of an issuer, provided that up to 25% of the value of the Portfolio’s assets may be invested without regard to this limitation, and provided further that this restriction shall not apply to investments in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, repurchase agreements secured by such obligations, or securities issued by other investment companies.

2.	Borrow money, except that a Portfolio (i) may borrow amounts, taken in the aggregate, equal to up to 5% of its total assets, from banks for temporary purposes (but not for leveraging or investment) and (ii) may engage in reverse repurchase agreements for any purpose, provided that (i) and (ii) in combination do not exceed 33 1/3% of the value of the Portfolio’s total assets (including the amount borrowed) less liabilities (other than borrowings).

3.	Mortgage, pledge or hypothecate any of its assets except in connection with any permitted borrowing, provided that this restriction does not prohibit escrow, collateral or margin arrangements in connection with a Portfolio’s permitted use of options, futures contracts and similar derivative financial instruments described in the Trust’s Prospectuses.

4.	Issue senior securities, as defined in the Investment Company Act, provided that this restriction shall not be deemed to prohibit a Portfolio from making any permitted borrowing, mortgage or pledge, and provided further that the permitted use of options, futures contracts, forward contracts and similar derivative financial instruments described in the Trust’s Prospectuses shall not constitute issuance of a senior security.

5.	Underwrite securities issued by others, provided that this restriction shall not be violated in the event that the Portfolio may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of portfolio securities.

6.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments, provided that this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business.

7.	With the exception of the Commodity Returns Strategy Portfolio, purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments, provided that a Portfolio may purchase and sell futures contracts relating to financial instruments and currencies and related options in the manner described in the Trust’s Prospectuses.

8.	With respect to The Commodity Returns Strategy Portfolio, purchase or sell commodities or commodity contracts, unless acquired as a result of ownership of securities or other instruments, except to the extent the Portfolio may do so as described in the Portfolio’s Prospectus and Statement of Additional Information and provided that a Portfolio may purchase and sell futures contracts relating to financial instruments and currencies and related options in the manner described in the Trust’s Prospectuses.

9.	Make loans to others, provided that this restriction shall not be construed to limit (a) purchases of debt securities or repurchase agreements in accordance with a Portfolio’s investment objectives and policies; and (b) loans of portfolio securities in the manner described in the Trust’s Prospectuses.

10.	With the exception of The Real Estate Securities Portfolio and The Commodity Returns Strategy Portfolio, no Portfolio may invest more than 25% of the market value of its assets in the securities of companies engaged in any one industry provided that this restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements secured by such obligations or securities issued by other investment companies.

11.	With respect to The Intermediate Term Municipal Bond Portfolio, invest, under normal circumstances, less than 80% of its net assets in Municipal Securities.

The following investment restrictions (12 through 15) reflect policies that have been adopted by the Trust, but which are not fundamental and may be changed by the Board, without shareholder vote.

12.	With exception of The Emerging Market Portfolio, a Portfolio may not invest in securities of other investment companies except as permitted under the Investment Company Act. With respect to the Emerging Market Portfolio, the Portfolio’s investment in investment companies is limited to: (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Portfolio’s total assets with respect to any one investment company; and (iii) 10% of the Portfolio’s total assets with respect to investment companies in the aggregate.

13.	Assets of any Portfolio that are allocated to a passive index strategy shall be invested in a manner that replicates the performance of the benchmark index assigned to that Portfolio, provided that derivative instruments may be used in order to gain market exposure pending investment in accordance with such strategy, and provided further that adherence to such passive index strategy shall not require the acquisition of any security if such acquisition would result in a violation of any investment restriction to which the Portfolio is otherwise subject or any provision of the Investment Company Act or rule promulgated thereunder.

14.	A Portfolio may not invest more than 15% of the value of its net assets in illiquid securities (including repurchase agreements, as described under “Repurchase Agreements,” above).

15.	The Portfolios listed below have non-fundamental investment policies obligating such a Portfolio to commit, under normal market conditions, at least 80% of its assets in the type of investment suggested by the Portfolio’s name. For purposes of such an investment policy, “assets” includes the Portfolio’s net assets, as well as any amounts borrowed for investment purposes. The Board has adopted a policy to provide investors with at least 60 days’ notice of any intended change. Each such notice will contain, in bold-face type and placed prominently in the document, the following statement: “Important Notice Regarding Change in Investment Policy.” This statement will also appear on the envelope in which such notice is delivered.

a.	The Value Equity Portfolio, The Growth Equity Portfolio, The Institutional Value Equity Portfolio and The Institutional Growth Equity Portfolio will each invest at least 80% of its assets in equity securities.

b.	The Small Capitalization—Mid Capitalization Equity Portfolio will invest at least 80% of its assets in equity securities of small capitalization and mid-capitalization issuers, as defined in the Trust’s Prospectuses.

c.	The Real Estate Securities Portfolio will invest at least 80% of its assets in equity and debt securities issued by U.S. and non-U.S. real estate-related companies, as defined in the Trust’s Prospectus.

d.	The International Equity Portfolio will invest at least 80% of its assets in equity securities of issuers located in at least three countries other than the United States.

e.	The Emerging Markets Portfolio will, under normal market conditions, invest at least 80% of its assets in securities of issuers domiciled or, in the view of the Specialist Manager, deemed to be doing material amounts of business in countries determined by the Specialist Manager to have a developing or emerging economy or securities market.

f.	The Institutional Small Capitalization—Mid Capitalization Equity Portfolio will invest at least 80% of its assets in equity securities of small capitalization and mid-capitalization issuers, as defined in the Trust’s Prospectuses.

g.	The Institutional International Equity Portfolio will invest at least 80% of its assets in equity securities of issuers located in at least three countries other than the United States.

h.	The Core Fixed Income Portfolio will invest at least 80% of its assets in fixed income securities that, at the time of purchase, are rated in one of four highest rating categories assigned by one of the major independent rating agencies, or deemed of comparable quality.

i.	The Fixed Income Opportunity Portfolio will invest at least 80% of its assets in fixed income securities and at least 50% of its assets in those fixed income securities (sometimes referred to as “junk bonds”) that, at the time of purchase, are rated below the fourth highest category assigned by one of the major independent rating agencies, or of comparable quality.

j.	The Short-Term Municipal Bond Portfolio will invest at least 80% of its assets in municipal bonds.

k.	The Intermediate Term Municipal Bond Portfolio and The Intermediate Term Municipal Bond II Portfolio will each invest at least 80% of their respective assets in intermediate-term fixed income securities the interest on which is exempt from regular Federal income tax.

l.	The U.S. Government Fixed Income Securities Portfolio will each invest at least 80% of its assets in fixed income securities issued or fully guaranteed by the U.S. Government, Federal Agencies, or sponsored agencies.

m.	The Inflation Protected Securities Portfolio will invest at least 80% of its assets in inflation-indexed bonds issued by the U.S. government and non-U.S. governments, their agencies and instrumentalities and corporations.

n.	The U.S. Corporate Fixed Income Securities Portfolio will invest at least 80% of its assets in fixed income securities issued by U.S. corporations.

o.	The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio will invest at least 80% of its assets in a portfolio of publicly issued, U.S. mortgage and asset backed securities.

An investment restriction applicable to a particular Portfolio shall not be deemed violated as a result of a change in the market value of an investment, the net or total assets of that Portfolio, or any other later change provided that the restriction was satisfied at the time the relevant action was taken.

The Investment Company Act generally defines “senior security” to mean any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends.

The Real Estate Securities Portfolio and The ESG Growth Portfolio. The Portfolio’s classification as a “non-diversified” investment company means that the proportion of the Portfolio’s assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act. To be diversified, at least 75% of the value of an investment company’s total assets must be comprised of (i) cash and cash items, (ii) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, (iii) securities of other investment companies, or (iv) other securities, provided that no more than 5% of the value of the investment company’s total assets are invested in the securities of a single issuer and the investment company’s does not own more than 10% of the outstanding voting securities of a single issuer. The remaining 25% of the value of a diversified fund’s total assets may be invested in a single issuer, or in multiple issuers not subject to the above limitations. The Portfolio, however, intends to seek to qualify as a “regulated investment company” (“RIC”) for purposes of the Code, which imposes diversification requirements on these investment companies that are less restrictive than the requirements applicable to the “diversified” investment companies under the Investment Company Act. Under current law, an investment company that is “non-diversified” but operates continuously as a “diversified” investment company for three years shall become “diversified,” and thereafter may not operate as a “non-diversified” investment company absent a shareholder vote.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The Trust reserves the right in its sole discretion to suspend the continued offering of the Trust’s shares and to reject purchase orders in whole or in part when in the judgment of the Board such action is in the best interest of the Trust. Payments to shareholders for shares of the Trust redeemed directly from the Trust will be made as promptly as possible but no later than seven days after receipt by the Trust’s transfer agent of the written request in proper form, with the appropriate documentation as stated in the Prospectuses, except that the Trust may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted as determined by the SEC or such exchange is closed for other than weekends and holidays; (b) an emergency exists as determined by the SEC making disposal of portfolio securities or valuation of net assets of the Trust not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Trust’s shareholders. Each of the Portfolios reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Trust’s shares by making payment in whole or in part in readily marketable securities chosen by the Trust and valued in the same way as they would be valued for purposes of computing each Portfolio’s net asset value. If such payment were made, an investor may incur brokerage costs in converting such securities to cash. The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Trust’s portfolio securities at the time of redemption or repurchase.

PORTFOLIO TRANSACTIONS AND VALUATION

PORTFOLIO TRANSACTIONS. Subject to the general supervision of the Board, the Specialist Managers of the respective Portfolios are responsible for placing orders for securities transactions for each of the Portfolios. Securities transactions involving stocks will normally be conducted through brokerage firms entitled to receive commissions for effecting such transactions. In placing portfolio transactions, a Specialist Manager will use its best efforts to choose a broker or dealer capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other factors. In placing brokerage transactions, the respective Specialist Managers may, however, consistent with the interests of the Portfolios they serve, select brokerage firms on the basis of the investment research, statistical and pricing services they provide to the Specialist Manager, which services may be used by the Specialist Manager in serving any of its investment advisory clients. In such cases, a Portfolio may pay a commission that is higher than the commission that another qualified broker might have charged for the same transaction, providing the Specialist Manager involved determines in good faith that such commission is reasonable in terms either of that transaction or the overall responsibility of the Specialist Manager to the Portfolio and such manager’s other investment advisory clients. Transactions involving debt securities and similar instruments are expected to occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally effected on a net basis and do not involve payment of brokerage commissions. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid. The table below reflects the aggregate dollar amount of brokerage commissions paid by each of the Portfolios of the Trust during the fiscal years indicated (amounts in thousands).

PORTFOLIO	YEAR ENDED June 30, 2015	YEAR ENDED June 30, 2014		YEAR ENDED June 30, 2013
The Value Equity Portfolio	$625	$422		$334
The Institutional Value Equity Portfolio	$1,013	$671		$509
The Growth Equity Portfolio	$245	$141		$130
The Institutional Growth Equity Portfolio	$413	$197		$154
The Small Capitalization—Mid Capitalization Equity Portfolio	$113	$104		$67
The Institutional Small Capitalization—Mid Capitalization Equity Portfolio	$204	$208		$251
The Real Estate Securities Portfolio	$132	$141	(a)	$61
The Commodity Returns Strategy Portfolio	$722	$498		$390
The ESG Growth Portfolio	N/A
The International Equity Portfolio	$1,002	$1,108		$978
The Institutional International Equity Portfolio	$1,969	$2,084		$1,621
The Emerging Markets Portfolio	$3,936	$3,289		$1,760
The Core Fixed Income Portfolio	$0	$0		$0
The Fixed Income Opportunity Portfolio	$81	$4		$0
The U.S. Government Fixed Income Securities Portfolio	$0	$0		$0
The Inflation Protected Securities Portfolio	$0	$0	(b)	N/A
The U.S. Corporate Fixed Income Securities Portfolio	$0	$0		$0
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	$0	$0		$0
The Short-Term Municipal Bond Portfolio	$0	$0		$0
The Intermediate Term Municipal Bond Portfolio	$0	$0		$0
The Intermediate Term Municipal Bond II Portfolio	$0	$0		$0

(a)	For the period September 12, 2013 through June 30, 2014.
(b)	For the period April 3, 2014 (commencement of operations) through June 30, 2014.

The Trust has adopted procedures pursuant to which each Portfolio is permitted to allocate brokerage transactions to affiliates of the various Specialist Managers. Under such procedures, commissions paid to any such affiliate must be fair and reasonable compared to the commission, fees or other remuneration paid to other brokers in connection with comparable transactions. Several of the Trust’s Specialist Managers are affiliated with brokerage firms to which brokerage transactions may, from time to time, be allocated.

The following table reflects the aggregate dollar amount of brokerage commissions paid by each Portfolio to any broker/dealer with which such Portfolio may be deemed to be an affiliate during the Trust’s last three fiscal years. Information shown is expressed both as a percentage of the total amount of commission dollars paid by each Portfolio and as a percentage of the total value of all brokerage transactions effected on behalf of each Portfolio. “NA” indicates that during the relevant period, the indicated broker was not considered an affiliate of the specified Portfolio. None of the Income Portfolios paid any brokerage commissions during the relevant periods.

	Commissions paid ($)			% of Commissions Paid			% of Transactions Effected
	2015	2014	2013	2015	2014	2013	2015	2014	2013
The Value Equity Portfolio
Sanford Bernstein	$4,958	$2,654	$4,111	0.79%	0.63%	1.23%	0.62%	0.90%	1.31%
State Street	$—	$—	$—	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
The Institutional Value Equity Portfolio
Sanford Bernstein	$6,963	$3,704	$5,832	0.69%	0.55%	1.15%	0.52%	0.83%	1.26%
State Street	$—	$190	$—	0.00%	0.03%	0.00%	0.00%	0.02%	0.00%
The Growth Equity Portfolio
State Street	$88	$89	$140	0.04%	0.06%	0.11%	0.04%	0.04%	0.08%
The Commodity Returns Strategy Portfolio
Wellington Management Advisers, Inc.	$—	$—	$—	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Wellington Partners LP	$—	$—	$—	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
The ESG Growth Portfolio
Agincourt	$—			N/A			N/A
Cadence	$—			N/A			N/A
Mellon Capital	$—			N/A			N/A
Parametric	$—			N/A			N/A
The Institutional Growth Equity Portfolio
State Street	$193	$115	$128	0.05%	0.06%	0.08%	0.03%	0.01%	0.01%
The Small Capitalization—Mid Capitalization Equity Portfolio
BNY (including Mellon Securities)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
State Street	$348	$34	$55	0.31%	0.03%	0.08%	0. 26%	0.04%	0.08%
The Institutional Small Capitalization—Mid Capitalization Equity Portfolio
BNY (including Mellon Securities)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
State Street	$463	$43	$85	0.23%	0.02%	0.03%	0.18%	0.02%	0.03%
The International Equity Portfolio
State Street	$59	$98	$1,637	0.01%	0.01%	0.17%	0.00%	0.01%	0.05%
The Institutional International Equity Portfolio
State Street	$62	$146	$2,175	0.00%	0.01%	0.13%	0.00%	0.00%	0.04%
Lazard Capital Markets LLC	$—	$—	$—	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
The Emerging Markets Portfolio
Itau BBA USA Securities	$9	$7,325	$8,683	0.00%	0.22%	0.49%	0.00%	0.12%	0.40%
State Street	$503	$222	$664	0.01%	0.01%	0.04%	0.02%	0.01%	0.03%

In no instance will portfolio securities be purchased from or sold to Specialist Managers, the Adviser or any affiliated person of the foregoing entities except to the extent permitted by applicable law or an order of the SEC. It is possible that at times identical securities will be acceptable for both a Portfolio of the Trust and one or more of such client accounts. In such cases, simultaneous transactions are inevitable. Purchases and sales are then averaged as to price and allocated as to amount according to a formula deemed equitable to each such account. While in some cases this practice could have a detrimental effect upon the price or value of the security as far as a Portfolio is concerned, in other cases it is believed that the ability of a Portfolio to participate in volume transactions may produce better executions for such Portfolio.

PORTFOLIO TURNOVER. Changes may be made in the holdings of any of the Portfolios consistent with their respective investment objectives and policies whenever, in the judgment of the relevant Specialist Manager, such changes are believed to be in the best interests of the Portfolio involved. With the exception of The Small Capitalization—Mid Capitalization Equity Portfolio, The Institutional Small Capitalization—Mid Capitalization Equity Portfolio, The Core Fixed Income Portfolio, The Fixed Income Opportunity Portfolio and The Commodity Returns Strategy Portfolio, it is not anticipated that the annual portfolio turnover rate for a Portfolio will exceed 100% under normal circumstances. The Core Fixed Income Portfolio has historically had significant portfolio turnover (e.g., over 150%/year), and it is anticipated that such portfolio turnover will continue in the future. A high rate of Portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions.

Portfolios may experience higher turnover due to the addition of a Specialist Manager to the Portfolio, a reallocation of Portfolio assets among Specialist Managers, or a replacement of one or more Specialist Managers. Additionally, the following investments may increase a Portfolio’s turnover: (a) investing in certain types of derivative instruments; or (b) investing in U.S. government securities for short periods of time while determining appropriate longer term investments for a Portfolio. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of a Portfolio’s securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. The portfolio turnover rate for each of the Portfolios that has more than one Specialist Manager will be an aggregate of the rates for each individually managed portion of that Portfolio. Rates for each portion, however, may vary significantly. The portfolio turnover rates for each of the Trust’s Portfolios during the last three fiscal years are set forth in the following table.

PORTFOLIO	FISCAL YEAR ENDED June 30, 2015	FISCAL YEAR ENDED June 30, 2014	FISCAL YEAR ENDED June 30, 2013
The Value Equity Portfolio	123.19%	53.96%	54.28%
The Institutional Value Equity Portfolio	119.98%	63.68%	51.12%
The Growth Equity Portfolio	57.33%	30.28%	23.77%
The Institutional Growth Equity Portfolio	96.81%	48.43%	39.54%
The Small Capitalization—Mid Capitalization Equity Portfolio	67.34%	41.18%	34.45%
The Institutional Small Capitalization—Mid Capitalization Equity Portfolio	83.94%	67.75%	58.43%
The Real Estate Securities Portfolio	60.49%	52.49%	53.50%
The Commodity Returns Strategy Portfolio	63.29%	61.70%	34.75%
The ESG Growth Portfolio
The International Equity Portfolio	48.85%	55.23%	46.29%
The Institutional International Equity Portfolio	52.55%	64.38%	47.98%
The Emerging Markets Portfolio	85.72%	75.84%	63.21%
The Core Fixed Income Portfolio	89.60%	75.17%	53.26%
The Fixed Income Opportunity Portfolio	55.80%	82.94%	74.84%
The U.S. Government Fixed Income Securities Portfolio	99.54%	62.52%	41.62%
The Inflation Protected Securities Portfolio	27.12%	18.56%	N/A
The U.S. Corporate Fixed Income Securities Portfolio	158.19%	130.81%*	52.16%
The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio	29.92%	26.46%	34.20%
The Short-Term Municipal Bond Portfolio	26.24%	25.15%	5.92%
The Intermediate Term Municipal Bond Portfolio	25.67%	34.05%	59.43%
The Intermediate Term Municipal Bond II Portfolio	21.51%	17.84%	3.76%

*	The turnover rate in 2014 increased as a result of an increase in absolute flows (volume of securities purchases and sales) during a strong market period.
(a)	For the period April 3, 2014 (commencement of operations) through June 30, 2014.

VALUATION. The net asset value per share of the Portfolios is determined once on each Business Day as of the close of the NYSE, which is normally 4 p.m. Eastern Time, on each day the NYSE is open for trading. The Commodity Return Strategy Portfolio’s current net asset value per share is readily available online at http://www.hccapitalsolutions.com/. The Trust does not expect to determine the net asset value of its shares on any day when the NYSE is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the net asset value per share.

In valuing the Trust’s assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange or on NASDAQ are valued at the closing price on the business day as of which such value is being determined. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the closing bid price on such day. Readily marketable securities traded only in the over-the-counter market and not on NASDAQ are valued at the closing price or if no sale occurs at the mean between the last reported bid and asked prices. Equity securities listed on a foreign exchange are valued at the last quoted sales price available before the time when such securities are to be valued, provided that where such securities are denominated in foreign currencies, such prices will be converted into U.S dollars at the bid price of such currencies against U.S. dollars. Exchange rates are received daily from an independent pricing service approved by the Board. If there have been no sales on such exchange, the security is valued at the closing bid. All other assets of each Portfolio are valued in such manner as the Board in good faith deems appropriate to reflect their fair value. The net asset value per share of each of the Trust’s Portfolios is calculated as follows: All liabilities incurred or accrued are deducted from the valuation of total assets which includes accrued but undistributed income; the resulting net asset value is divided by the number of shares outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

When the closing price of a foreign security is not an accurate representation of value as a result of events that have occurred after the closing of the primary foreign exchange and prior to the time certain of the Portfolios’ net asset value per share is calculated (a “Significant Event”), then a market quotation is deemed to not be readily available and the fair value of affected securities will be determined by consideration of other factors by the Pricing Committee. An example of a frequently occurring Significant Event is a significant movement in the U.S. equity markets. The Board may predetermine the level of such a movement that will constitute a Significant Event (a “Trigger”) and preauthorize the Trust’s Accounting Agent to utilize a pricing service authorized by the Board (a “Fair Value Pricing Service”) that has been designated to determine a fair value for the affected securities. On a day when a Fair Value Pricing Service is so utilized, the Trust’s Pricing Committee need not meet. The Pricing Committee, however, will determine the fair value of securities affected by a Significant Event where either (i) the Pricing Committee has not authorized the use of a Fair Value Pricing Service, or (ii) the Significant Event is other than a movement in the U.S. equity markets that qualifies as a Trigger.

PORTFOLIO HOLDINGS. The Trust may provide information regarding the portfolio holdings of the various Portfolios to its service providers where relevant to duties to be performed for the Portfolios. Such service providers include fund accountants, administrators, investment advisers, custodians, independent public accountants, and attorneys. All such service providers are required to maintain the confidentiality of such information by virtue of their respective duties to the Trust. Disclosures to service providers are made in the ordinary course of business as needed in order for a service provider to meet its obligations to the Trust and are generally provided without any lag time. Non-standard disclosure of portfolio holdings information may also be provided to entities that provide a service to a Specialist Manager, provided that the service is related to the investment advisory services that the Specialist Manager provides to the Portfolios.

The Trust does not disclose any portfolio holdings information to any rating or ranking organizations, but does disclose such information to two third party organizations, FactSet Research Systems, Inc. and Bloomberg, L.P., for the sole purpose of providing statistical services to the Adviser. These organizations receive portfolio holdings information daily with no lag time. These organizations have signed confidentiality agreements under which they are required to keep all portfolio holdings information confidential and are prohibited from improperly using such information.

Neither the Trust nor any service provider to the Trust may disclose material information about the Portfolios’ holdings to other third parties except that information about portfolio holdings may be made available to such third parties provided that the information has become public information by the filing of an annual or semi-annual report or Form N-Q by the Portfolios. In no event shall such information be disclosed for compensation.

The Trust’s Chief Compliance Officer is responsible for reviewing such disclosures to ensure that no improper disclosures have occurred. The Board relies on the Trust’s Chief Compliance Officer to exercise day-to-day oversight with respect to portfolio holdings disclosures. The Board receives periodic reports from the Chief Compliance Officer and meets with him on a regular basis.

ADDITIONAL INFORMATION ABOUT PORTFOLIO MANAGERS

Set forth below is information about those individuals (each of whom is referred to as a “portfolio manager”) who are primarily responsible for day-to-day investment decisions relating to the various Portfolios. All of the portfolio managers are employees of the indicated Specialist Manager and not of the Adviser.

As noted in the Prospectuses, investment in the HC Strategic Shares of the Trust is currently limited to investors for whom the Adviser, or any affiliate of the Adviser, provides a complete program of investment advisory services. Unless otherwise noted, none of the portfolio managers owns any shares of the Portfolio of the Trust for which they are responsible.

The tables and text below disclose information about other accounts managed, compensation, and potential conflicts of interest. All information is as of June 30, 2015, unless otherwise noted.

It should be noted that there are certain potential conflicts of interest which are generally applicable to all of the Specialist Managers. The conflicts arise from managing multiple accounts and include conflicts among investment strategies, conflicts in the allocation of investment opportunities and conflicts due to the differing assets levels or fee schedules of various accounts.

Agincourt Capital Management, LLC (“Agincourt”) serves as a Specialist Manager for The ESG Growth Portfolio, The Core Fixed Income Portfolio and The U.S. Corporate Fixed Income Securities Portfolio. Listed below are the portfolio managers responsible for making day-to-day investment decisions for that portion of these Portfolios allocated to Agincourt. Day-to-day investment decisions for The ESG Growth Portfolio, The Core Fixed Income Portfolio and The U.S. Corporate Fixed Income Securities Portfolio are the responsibility of L.Duncan Buoyer, Managing Director and Portfolio Manager of Agincourt and B. Scott Marshall, Director and Portfolio Manager. Both Mr. Buoyer and Mr. Marshall provide portfolio management for certain other registered investment companies and separately managed accounts within this strategy. Certain information about these responsibilities is set forth below.

OTHER ACCOUNTS MANAGED — TOTAL

THE ESG GROWTH PORTFOLIO

THE CORE FIXED INCOME PORTFOLIO

THE U.S. CORPORATE FIXED INCOME SECURITIES PORTFOLIO

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
L. Duncan Buoyer	0	$0	0	$0	147	$5.2 billion
B. Scott Marshall	0	$0	0	$0	147	$5.2 billion

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
L. Duncan Buoyer	0	$0	0	$0	2	$281.2 million
B. Scott Marshall	0	$0	0	$0	2	$281.2 million

CONFLICTS OF INTEREST.

Agincourt Capital Management is focused on managing fixed income portfolios. All portfolios are managed on a team basis and accounts with similar mandates are managed as closely as possible, taking into account client specific cash flow requirements and any investment guideline constraints.

Agincourt maintains policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and broker selection.

While there is no guarantee that such policies and procedures will be effective in all cases, Agincourt believes that all issues relating to potential material conflicts of interest have been addressed.

COMPENSATION.

Compensation is not tied to the performance of the Fund or specific accounts. The majority of Agincourt’s investment professionals have an ownership interest in the firm, sharing in profits in addition to a base salary. For those employees that do not have an ownership interest there is a bonus plan that is based on the firm’s profitability combined with the individual’s contribution to the firm’s success.

AllianceBernstein L.P. (“AllianceBernstein”) AllianceBernstein serves as a Specialist Manager for The Value Equity and Institutional Value Equity Portfolios. AllianceBernstein L.P. is 63% owned by AXA Financial, Inc., a wholly-owned subsidiary of AXA, a global financial services organization, and 32.7% owned by the public (including former employees), with the remainder held by the Firm’s directors, officers and employees. The address of AllianceBernstein L.P. is 1345 Avenue of the Americas, New York, NY, 10105, and the address of its parent company, AXA Financial, Inc., is 25 Avenue Matignon, 75008 Paris, France. Listed below are the portfolio managers responsible for making day-to-day investment decisions for that portion of these Portfolios allocated to AllianceBernstein. Messrs. Paul and Powell provide portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts.

OTHER ACCOUNTS MANAGED — VALUE EQUITY PORTFOLIO

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Gerry Paul	83	$14.9 billion	105	$23.4 billion	28,470	$26.5 billion
Greg Powell	46	$3.8 billion	13	$282 million	28,449	$8.0 billion

OTHER ACCOUNTS MANAGED — INSTITUTIONAL VALUE EQUITY PORTFOLIO

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Gerry Paul	83	$14.9 billion	105	$23.4 billion	28,470	$26.5 billion
Greg Powell	46	$3.8 billion	13	$282 million	28,449	$8.0 billion

OTHER ACCOUNTS MANAGED — OF TOTALS LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Gerry Paul	—	—	1	$192 million	—	$—
Greg Powell	—	—	—	—	—	$—

CONFLICTS OF INTEREST. As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. AllianceBernstein recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. AllianceBernstein places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading

AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds. AllianceBernstein’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients

AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities

AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to address potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

COMPENSATION. AllianceBernstein’s compensation program for portfolio managers and analysts is designed to be competitive and effective in order to attract and retain the highest caliber employees. Portfolio managers receive base compensation, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is normally paid in the form of a cash bonus and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a four-year period. Deferred awards are in the form of the firm’s publicly traded equity units, although award recipients have the ability to receive a portion of their awards in deferred cash.

Total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance to align compensation with client investment returns. Qualitative factors are driven by portfolio managers’ contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the fund’s prospectus and versus peers over one-, three- and five-year calendar periods— with more weight given to longer time periods. Peer groups are chosen by investment CIOs, who consult with the Product Management team to identify products most similar to our investment style and most relevant within the asset class.

The qualitative component incorporates the manager’s contribution to the overall investment process and our clients’ success. Among the important aspects are: thought leadership, collaboration with other investment professionals at the firm, contributions to risk-adjusted returns in other portfolios, building a strong talent pool, mentoring newer investment professionals, and being a good corporate citizen.

Other factors can play a part in determining portfolio managers’ total compensation (including base compensation). This may include complexity of investment strategies managed, volume of assets managed, level of experience and level of officership within the firm. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and firm.

Ariel Investments, LLC (“Ariel”) serves as a Specialist Manager for The Small Capitalization—Mid Capitalization Equity Portfolio and The Institutional Small Capitalization—Mid Capitalization Equity Portfolio. Listed below are the portfolio managers responsible for making day-to-day investment decisions for that portion of these Portfolios allocated to Ariel. David M. Maley is the Lead Portfolio Manager for our deep value strategy and, as such, makes the final decisions. He works closely with Kenneth E. Kuhrt, Portfolio Manager. Messrs. Maley and Kuhrt provide portfolio management for certain other registered investment companies and separately managed accounts within this strategy.

OTHER ACCOUNTS MANAGED — TOTAL*

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
David M. Maley	2	$40.6 million	0	$0.0 million	71	$651.8 million
Kenneth E. Kuhrt	2	$40.6 million	0	$0.0 million	71	$651.8 million

*	None of these accounts has an advisory fee based on performance.

CONFLICTS OF INTEREST. Accounts managed within the same strategy are managed using similar investment weightings. This does not mean, however, that all accounts in a given strategy will hold the same stocks. Ariel allocates investment decisions across all accounts in a strategy in order to limit the conflicts involved in managing multiple accounts. Differences in investments are a result of individual client account investment restrictions or the timing of additions and withdrawals of amounts subject to account management.

COMPENSATION. Ariel Investments’ compensation methodology for these portfolio managers consists of:

Base Salary. Base salary is a fixed amount determined at the beginning of each compensation year. Base salaries vary within Ariel Investments, LLC based on position responsibilities, years of service and contribution to long-term performance of the funds advised by Ariel Investments.

Discretionary Bonus Pool. Bonuses are determined through an annual performance evaluation process based on qualitative factors. The discretionary bonuses will consist of cash All members of Ariel Investments’ research department who serve as industry analysts are evaluated on five qualitative factors: technical skills, productivity, communication skills, industry knowledge and consistent exhibition of Ariel Investments’ firm values.

Annual Stock Grants. Portfolio managers may be awarded discretionary grants of stock in Ariel Investments, based on position responsibilities, years of service and contribution to long-term performance of the funds.

Artisan Partners Limited Partnership (“Artisan Partners”) serves as a Specialist Manager for The International Equity Portfolio and The Institutional International Equity Portfolio. Mr. Mark L. Yockey, a managing director of Artisan Partners, manages those portions of these Portfolios allocated to Artisan Partners. Mr. Andrew J. Euretig and Mr. Charles-Henri Hamker serve as Associate Portfolio Managers. As portfolio managers, Messrs. Yockey, Euretig and Hamker are jointly responsible for making day-to-day investment decisions. Mr. Yockey, Mr. Euretig and Mr. Hamker also provide portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

OTHER ACCOUNTS MANAGED — TOTAL

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Mark L. Yockey	8	$23.2 billion	5	$1.1 billion	39	$10 billion
Andrew J. Euretig	6	$22.0 billion	4	$1.0 billion	36	$9.8 billion
Charles-Henri Hamker	8	$23.2 billion	5	$1.1 billion	39	$10 billion

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Mark L. Yockey	—	—	—	—	2	$502 million
Andrew J. Euretig	—	—	—	—	2	$502 million
Charles-Henri Hamker	—	—	—	—	2	$502 million

CONFLICTS OF INTEREST. Artisan Partners’ Non-U.S. Growth investment team, led by Mark Yockey as manager, manages portfolios for multiple clients within four investment strategies (Non-U.S. Growth, Non-U.S. Small-Cap Growth, Global Equity and Global Small-Cap Growth). Andrew Euretig and Charles Hamker serve as Associate Portfolio Managers of the Non-U.S. Growth strategy. Mr. Hamker also co-manages the Non-U.S. Small-Cap Growth, Global Equity and Global Small-Cap Growth strategies. Mr. Euretig also co-manages the Global Equity strategy. These accounts may include accounts for registered investment companies, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies and foundations) and other private pooled investment vehicles. There are a number of ways in which the interests of Artisan Partners, its portfolio managers and its other personnel might conflict with the interests of the Portfolios and their shareholders, including:

Sharing of Personnel, Services, Research and Advice Among Clients. Because all client accounts within Artisan Partners’ Non-U.S. Growth strategy, including the Portfolios, are managed similarly, substantially all of the research and portfolio management activities conducted by the Non-U.S. Growth investment team benefit all clients within the particular strategy. Artisan Partners’ administrative and operational personnel divide their time among services to Artisan Partners’ clients as appropriate given the nature of the services provided.

Restrictions on Activities. Artisan Partners generally does not tailor its investment management services to the individual needs of clients, but rather invests all of the accounts in a particular strategy in a similar manner. To prevent the potentially negative impact that the restrictions of one client account or multiple client accounts may have on the manner in which Artisan Partners invests on behalf of all of its client accounts, Artisan Partners generally does not accept accounts subject to restrictions that Artisan Partners believes would cause it to deviate from its stated investment strategy or adversely affect its ability to manage client accounts.

Investments in Issuers with Business Relationships with Artisan Partners. From time to time, clients in a particular investment strategy including Artisan Partners’ Non-U.S. Growth investment strategy, may invest in a security issued by a company, or an affiliate of a company, that is also a client of Artisan Partners or has another business relationship with Artisan Partners or its affiliates. Likewise, clients in a particular investment strategy may invest in a security issued by a company, a director or officer of which is also a director of Artisan Partners Funds, Inc., a registered investment company to which Artisan Partners acts as investment adviser (“Artisan Funds”). Artisan Partners has written policies designed to prevent the misuse of material non-public information. The operation of those policies and of applicable securities laws may prevent the execution of an otherwise desirable transaction in a client account if Artisan Partners believes that it is or may be in possession of material non-public information regarding the security that would be the subject of that transaction.

With prior written approval, Artisan Partners may allow its personnel to serve as a director of a public company. Because of the heightened risk of misuse, or allegations of misuse, of material nonpublic information, Artisan Partners does not permit investment by client accounts or persons covered by Artisan Partners’ Code of Ethics in securities of any issuer of which an Artisan Partners staff member is a director, except that such staff member may purchase and sell that company’s securities for his or her own account or for the account of his or her immediate family members. This prohibition may foreclose investment opportunities that would be available to the Portfolios if the staff member were not a director.

Side-by-Side Management. Potential conflicts of interest may arise in the management of multiple investment strategies by a single investment team. For instance, an investment team may provide advice to and make decisions for accounts in one investment strategy, including a Portfolio, that may differ from advice given, or the timing or nature of decisions made, with respect to accounts in another investment strategy. There also may be circumstances when an investment team has an incentive to devote more time or resources to, or to implement different ideas in, one strategy over another. Artisan Partners manages these potential conflicts through internal review processes.

Allocation of Portfolio Transactions Among Clients. Artisan Partners seeks to treat all of its clients fairly when allocating investment opportunities among clients. Because the firm’s investment teams generally try to keep all client portfolios in that strategy invested in the same securities with approximately the same weightings (with exceptions for client-imposed restrictions and limitations), most orders placed by the firm’s investment teams ask that a position be established or a security bought or sold to achieve a designated weighting, expressed as a percentage of the value of the portfolio. The trader(s) for that strategy generally have the authority and the responsibility for determining the number of shares required to be bought or sold in each account to achieve that outcome. To execute an investment team’s order, the trader for that strategy usually places a single order across all participating accounts, except in certain markets where aggregated trades are not permitted or due to a client specific restriction or instruction. Trades for Artisan Partners and their partners, employees and other affiliates, and accounts in which one or more of them has an interest (including Artisan Partners’ proprietary accounts, if any), may be included in an aggregated trade with client accounts. All participating accounts, including the Portfolios, then share (generally pro rata subject to minimum order size requirements) in an aggregated order and shall receive the same execution price for each broker and be charged the same commission, if any.

Because it is generally not known in advance how many shares will be received in most underwritten offerings, including initial public offerings, shares are allocated to client accounts after receipt. The shares are allocated among all of the accounts (i) eligible to purchase the security and with cash available to do so, and (ii) with respect to which the investment team has given an indication of interest, pro rata with reference to asset size and subject to minimum order size requirements. Artisan Partners’ proprietary accounts, which are discussed below, are not permitted to invest in initial public offerings.

There also may be instances where a particular security is held by more than one investment strategy (“cross holdings”) due to the overlap of their investment universes. For example, the capitalization ranges of some strategies overlap or a security may at times be of interest to both Artisan Partners’ growth and value, or Artisan Partners’ U.S. and Non-U.S. teams. “Same way” transactions (that is, all buys or all sells) in a security held by more than one strategy are generally aggregated across all participating accounts. On occasion, the portfolio manager of one strategy may impose a price limit or some other differing instruction and so may decide not to participate in the aggregated order. In those cases, a trader works both trades in the market at the same time, subject to the requirements of Artisan Partners’ written trade processing procedures. When orders for a trade in a security are opposite to one another (that is, one portfolio is buying a security, while another is selling the security) and the trader receives a buy order while a sell order is pending (or vice versa), the traders will seek to mitigate the risk of inadvertent cross by (i) utilizing different brokers or venues, or (ii) utilizing brokers or venues that maintain crossing prevention controls.

The procedures for aggregating portfolio transactions and allocating them among clients are reviewed regularly by Artisan Partners and are included in Artisan Partners’ compliance program.

Short Selling. Artisan Partners has trade processing procedures that mitigate the potential conflict of interest in executing a shorting strategy on behalf of a client’s account. Under those procedures, no order to sell a security short may be executed if the same or a related security is held long in any account managed by the same investment team in a different investment strategy. Similarly, no order to purchase a security long may be executed if the same or a related security is held short in any account managed by the same investment team in a different investment strategy. These procedures prevent an investment team from taking different positions in a security. It is possible, however, that one investment team could sell a security short when the same or a related security is held long in an account managed by a different Artisan investment team. Similarly, an investment team could purchase a security long when the same or a related security is held short in an account managed by a different Artisan investment team.

Soft Dollars and Commission Recapture. As an investment adviser, Artisan Partners has an obligation to seek best execution for clients – that is, execution of trades in a manner intended, considering the circumstances, to secure that combination of net price and execution that will maximize the value of Artisan Partners’ investment decisions for the benefit of its clients. Subject to Artisan Partners’ duty to seek best execution, selection of broker-dealers may be affected by Artisan Partners’ receipt of research services.

Client commissions are used (i) to acquire third party research, including the eligible portion of certain “mixed use” research products, and (ii) for proprietary research provided by broker-dealers participating in the execution process, including access to the broker-dealers’ traders and analysts, access to conferences and company managements, and the provision of market information.

When Artisan Partners receives research products and services in return for client brokerage, it relieves Artisan Partners of the expense it would otherwise bear of paying for those items with its own funds, which may provide an incentive to select a particular broker-dealer or electronic communication network (“ECN”) that will provide it with research products or services. However, Artisan Partners chooses those broker-dealers it believes are best able to provide the best combination of net price and execution in each transaction.

Artisan Partners uses client brokerage from accounts managed by an investment team for research used by that team. Because virtually all orders are aggregated across all accounts in a strategy for execution by a single broker, all participating accounts, including the Portfolios, generally will pay the same commission rate for trades and will share pro rata in the costs for the research, except for certain types of clients that are subject to legal restrictions on the use of their commissions to pay for third-party research products and services (in which case Artisan Partners pays for such products and services from its own funds).

A number of Artisan Partners’ clients, including the Portfolios, participate in commission recapture arrangements, pursuant to which Artisan Partners is directed to use or otherwise cause commissions to be paid to one or more of a client’s designated commission recapture broker-dealers subject to Artisan Partners’ duty to seek best execution. Those client directions generally require that Artisan Partners execute transactions generating a target percentage of commissions paid by the client’s account with one or more of the client’s recapture broker-dealers. Artisan Partners tries to provide equitable opportunities to recapture commissions to all participating clients in each of the firm’s investment strategies (subject to differences that may arise as a result of cash flows into or out of an account). Progress toward those commission recapture goals is monitored on an on-going basis by Artisan Partners. Largely driven by developments in commission reporting in the U.K. and similar regulatory initiatives in other markets, as well as continued downward pressure on commission rates, most of the largest broker-dealers have stopped facilitating commission recapture on transactions outside the U.S. As a result, commissions in non-U.S. transactions are rarely able to be recaptured.

Artisan Partners has adopted written procedures with respect to soft dollars and commission recapture, which are included in Artisan Partners’ compliance procedures.

Proprietary and Personal Investments and Code of Ethics. Artisan Partners’ proprietary investments and personal investments by Artisan Partners’ personnel (“proprietary accounts”) also may present potential conflicts of interest with Artisan Partners’ clients, including the Portfolios. Artisan Partners from time to time uses a proprietary account to evaluate the viability of an investment strategy or bridge what would otherwise be a gap in a performance track record. Proprietary accounts that exist from time to time are, in general, treated like client accounts for purposes of allocation of investment opportunities. To the extent there is overlap between the investments of one or more proprietary accounts and the accounts of Artisan Partners’ clients, all portfolio transactions are aggregated and allocated pro rata among participating accounts.

Personal transactions are subject to Artisan Partners Code of Ethics, which generally provides that personnel of Artisan Partners may not take personal advantage of any information that they may have concerning Artisan Partners’ current investment program. The Code requires pre-approval of most personal securities transactions believed to present potentially meaningful risk of conflict of interest (including acquisitions of securities as part of an initial public offering or private placement) and strongly discourages personnel from inappropriate excessive short-term trading of securities. The purchase and sale, or sale and purchase, of the same (or equivalent) securities within 30 days are generally regarded as short-term trading. Certain transactions, including trading of mutual funds for which Artisan acts as adviser or sub-adviser, are excluded from the short-term trading limitation. Trading in mutual fund shares is excluded from that limitation because funds typically have their own policies and procedures related to short-term trading activity.

In addition, the Code requires reports of personal securities transactions (which generally are in the form of duplicate confirmations and brokerage account statements) to be filed with Artisan Partners’ compliance department quarterly or more frequently. Those reports are reviewed for conflicts, or potential conflicts, with client transactions.

The Code prohibits the purchase and sale of securities to and from client accounts. The Code also contains policies designed to prevent the misuse of material, non-public information and to protect the confidential information of Artisan Partners’ clients.

Proxy Voting. Artisan Partners may have a relationship with an issuer that could pose a conflict of interest when voting the shares of that issuer on behalf of the Portfolios. As described in its proxy voting policy, Artisan Partners will be deemed to have a potential conflict voting proxies of an issuer if: (i) Artisan Partners or its affiliate manages assets for the issuer or an affiliate of the issuer and also recommends that the Portfolios invest in such issuer’s securities; (ii) a director, trustee or officer of the issuer or an affiliate of the issuer is a director of Artisan Funds or an employee of Artisan Partners or its affiliate; (iii) Artisan Partners or its affiliate is actively soliciting that issuer or an affiliate of the issuer as a client and the Artisan Partners employees who recommend, review or authorize a vote have actual knowledge of such active solicitation; (iv) a director or executive officer of the issuer has a personal relationship with an Artisan Partners employee who recommends, reviews or authorizes the vote; or (v) another relationship or interest of Artisan Partners or its affiliate, or an employee of either of them, exists that may be affected by the outcome of the proxy vote and that is deemed to represent an actual or potential conflict for the purposes of the proxy voting policy. Artisan Partners’ proxy voting policy contains procedures that must be followed in the event such relationships are identified in order to minimize the conflicts of interest that otherwise may result in voting proxies for Artisan Partners’ clients, including the Portfolios.

Fees. Like the fees Artisan Partners receives from the Portfolios, the fees Artisan Partners receives as compensation from other client accounts are typically calculated as a percentage of the client’s assets under management. However, Artisan Partners may, under certain circumstances, negotiate performance-based fee arrangements. Performance-based fee arrangements are negotiated with clients on a case-by-case basis and may include, among other types of arrangements, fulcrum fee arrangements (in which the fee is based on actual Artisan Partners’ performance against an agreed upon benchmark, and may be adjusted upwards or downwards from a base fee), a fee based upon appreciation of assets under management for the client or a fee based upon the amount of gain in an account. As of June 30, 2015, Artisan Partners had four separate accounts with performance-based fees encompassing all of its investment strategies. One of those client accounts is managed in Artisan Partners’ Non-U.S. Growth investment strategy and one is managed in Artisan Partner’s Global Equity investment strategy. Although Artisan Partners may have an incentive to manage the assets of accounts with performance–based fees differently from its other accounts, the firm believes that potential conflict is effectively controlled by Artisan Partners’ procedures to manage all clients within a particular strategy similarly regardless of fee structure.

COMPENSATION. Artisan Partners’ portfolio managers are compensated through a fixed base salary or similar payment and a subjectively determined incentive bonus or payment that is a portion of a bonus pool, the aggregate amount of which is tied to the firm’s fee revenues generated by all accounts included within the manager’s investment strategies, including the Portfolios. Portfolio managers are not compensated based on the performance of accounts, except to the extent that positive account performance results in increased investment management fees earned by Artisan Partners based on assets under management. Artisan Partners bases incentive bonuses on revenues earned with respect to the investment strategy, rather than on investment performance, because Artisan Partners believes that this method aligns portfolio managers’ interests more closely with the long-term interests of clients. Artisan Partners portfolio managers also participate in group life, health, medical reimbursement, and retirement plans that are generally available to all of Artisan Partners’ salaried associates. All of Artisan Partners’ portfolio managers have, or are expected to have over a reasonable time, equity interests in the firm.

The Boston Company Asset Management, LLC (“TBCAM”) serves as a Specialist Manager for The Emerging Markets Portfolio. TBCAM is a wholly-owned, indirect subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”). Warren Skillman is responsible for the day-to-day management of the Portfolio. Mr. Skillman also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below. OTHER ACCOUNTS MANAGED — TOTAL

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Warren Skillman	9	$2.3 billion	6	$949.7 million	12	$1.6 billion

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Warren Skillman	—	—	—	—	—	—

CONFLICTS OF INTEREST.

This disclosure statement is intended to describe the general conflicts of interest that have been identified at TBCAM and the corresponding mitigants. A conflict of interest is a scenario whereby a person or firm has an incentive to serve one interest at the expense of another interest.

This is not intended to be an exhaustive list of all conflicts that currently exist or that may exist in the future.

Side by Side Issues

1.	Same investment team managing multiple client accounts

2.	Allocation of Investment Opportunities

3.	Favoring clients with performance based fees

Description of Perceived Conflicts: A portfolio manager may favor one account over another account.

Mitigant: All accounts in the same strategy are managed and traded identically with the exception of client imposed restrictions. Accounts in the same strategy are categorized in the same product group(s) and traded accordingly. Trades are typically allocated to accounts on a pre-trade pro-rata basis. Compliance conducts monthly dispersion reviews by strategy.

Related Party Arrangements

1.	Management of proprietary accounts alongside other accounts

2.	Management of affiliated accounts alongside other accounts

3.	Affiliated brokerage

4.	Affiliated underwriting

Description of Perceived Conflicts: Affiliated and proprietary accounts will be advantaged over other accounts. TBCAM will participate in syndicate deals (IPO’s and secondary offerings) where an affiliate is part of the underwriting syndicate to benefit the affiliate. TBCAM will execute trades with affiliated broker-dealers for reasons other than best execution.

Mitigants: All accounts (including affiliated and proprietary accounts) in the same strategy are managed identically as described in the Side by Side Issues section. Trading does not use affiliate brokers to execute trades unless expressly instructed to do so by clients. Compliance is notified of all syndicate deals that the firm is participating in and confirms whether or not an affiliate is part of the underwriting syndicate. Where an affiliate is involved, the affiliate is never the executing broker and Compliance ensures that only permissible accounts participate.

Brokerage Related Conflicts

1.	Soft dollars

2.	Broker selection

3.	Simultaneous trading

Description of Perceived Conflicts: Client commissions are used to purchase research and brokerage that is outside of the Section 28(e) safe harbor. Client commissions are used to purchase research and brokerage that is duplicative.

Brokers are selected for reasons other than for purposes of best execution.

Simultaneous trading occurs when a single investment decision results in multiple buyers or sellers being in the market at the same time. Multiple orders create the appearance of increased supply or demand that may increase or decrease prices. Such simultaneous trading may occur any time where TBCAM makes portfolio decisions, but does not execute the corresponding trades (i.e. model or UMA business, total return swaps).

Mitigants: All requests for services paid for with soft dollars are approved by the following individuals: requester’s manager, Director of Commission Management, CIO, Head Trader, CCO and COO. In addition, all services paid for with soft dollars are reviewed by the Brokerage Practices Committee no less often than annually.

Executing brokers are selected by TBCAM traders and must be on one of the approved broker lists. TBCAM has commissioned a 3rd party vendor to perform trade cost analysis (TCA). The head trader reviews TCA reports with lead portfolio managers along with the designated trader responsible for executing trades for the strategy. TCA reports are also reviewed at the Brokerage Practices Committee at least annually. TBCAM has entered into commission sharing arrangements (CCA’s or CSA’s) with several counterparties pursuant to which TBCAM may execute transactions through a broker and request that the broker allocate a portion of the commission or commission credits to another firm that provides research and other products to TBCAM. These arrangements allow the execution decision to be independent of the research decision.

The impact of simultaneous trading is mitigated through coordinated trading arrangements and monitored through trade cost analysis.

Personal Interests

1.	Personal trading

2.	Outside affiliations and directorship

3.	Gifts and entertainment

Description of Perceived Conflicts: Employees are permitted to trade in stocks that the firm recommends and trades in for its clients.

Employees outside interests may be in direct or indirect conflict with their job responsibilities at TBCAM.

There is a perception that portfolio managers and research analysts purchase research with client commissions from brokers and independent providers that provide gifts and/or entertainment. Likewise, there is a perception that traders may execute trades with brokers that provide gifts and/or entertainment without taking into account execution capabilities.

Mitigants: TBCAM has in place a comprehensive Securities Trading Policy which requires that all personal trades (with few exceptions) be precleared; prohibits short term trading; and requires extensive reporting and certification of compliance. Monitoring and back testing is performed by the Compliance Department on an on-going basis.

Employees that hold positions at unaffiliated entities must disclose such positions and in certain cases obtain approval.

TBCAM has in place a Gifts and Entertainment Policy that requires all employees to report all gifts and any entertainment accepted that has a value greater than $10.00. The Compliance Department reviews gifts and entertainment received to identify concerning patterns or trends.

TBCAM has implemented policies and procedures to comply with Rule 206(4)-5 of the Investment Advisers Act of 140, as amended. Certain employees that are considered “covered persons” must report and obtain approval prior to making any campaign donations for state or local elections.

Compensation Conflicts

Description of perceived conflict: Portfolio managers will provide preferential treatment to certain types of accounts, such as those that pay a higher advisory fee and/or have a performance fee, include an investment by the portfolio manager or otherwise result in an increase in compensation payable to the portfolio manager.

Mitigant: Compensation of investment personnel includes both a fixed base salary and a discretionary bonus. The discretionary bonus is not tied to the performance of any one account. Compensation of investment teams that manage hedge funds alongside other accounts is subject to long-only account performance hurdles.

Operational Conflicts

1.	Valuation and pricing

2.	Product development

3.	Disclosure practices

4.	Error correction

5.	Proxy Voting

Description of Perceived Conflicts: Securities may be improperly valued and priced resulting in inflated performance results and advisory fees.

Products may be developed or new activities undertaken that create new conflicts or undermine the mitigation of pre-existing conflicts.

Certain clients may be provided with information that other clients do not have access to.

Errors resulting in client accounts may have a negative impact on performance and result in lower advisory fees. As a result, unnecessary risks may be assumed in an effort to reverse the impact of the error.

Proxies associated with companies of clients or prospects may be voted in a manner that places the firm’s interests ahead of the interests of client accounts.

Mitigants: All securities are priced through a 3rd party pricing service. Where a security is not priced or where the price is stale or otherwise impeded, TBCAM has in place fair value pricing procedures implemented by a Valuation Working Group and overseen by a Valuation Steering Committee. Portfolio managers and research analysts serve as an input, but are not the determining factor in matters of pricing and valuation of securities.

New activities and products are vetted through the Product Development Committee. If the committee approves the new activity or product, a pre-defined on-boarding process occurs where a component of the process is a risk assessment that factors in whether the new activity or product introduces new conflicts or impacts existing mitigants to current conflicts.

The Disclosure Policy provides guidance when information may be released to clients, prospects, consultants and other third parties. In addition, TBCAM’s Form ADV is made available to all clients, prospects, consultants and other third parties upon request. The Form ADV provides detailed information regarding the firm’s policies and practices.

TBCAM participates in the BNY Mellon Proxy Policy Committee. This committee applies detailed, predetermined proxy voting guidelines in an objective and consistent manner based upon internal and external research and recommendations.

Breckinridge Capital Advisors, Inc. (“Breckinridge”) serves as the Specialist Manager for The Short-Term Municipal Bond Portfolio and The Intermediate Term Municipal Bond II Portfolio. Peter B. Coffin, President, David Madigan, Chief Investment Officer, Matthew Buscone, Senior Vice President, Ji Young Jung, Vice President, Sara Chanda, Vice President, Anthony Greco, Senior Vice President and Jeff Glenn, Vice President, are responsible for making day-to-day investment decisions for The Short-Term Municipal Bond Portfolio and The Intermediate Term Municipal Bond II Portfolio. The portfolio management team also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

Prior to founding Breckinridge, Mr. Coffin was a Senior Vice-President and portfolio manager with Massachusetts Financial Services, where he was also a member of the firm’s Fixed Income Policy Committee. From 1996 to 2002, Mr. Madigan was Executive Vice-President at Thomson Financial. He has also served as a portfolio manager at Banker’s Trust and Prudential Insurance (managing single state municipal bond funds), as well as Chief Municipal Strategist for Merrill Lynch. Mr. Buscone has been a Portfolio Manager since 2008 after having served as a trader at Breckinridge from 2002-2008. From 1992-2002 he was a Trader and Portfolio Manager for both taxable and tax-exempt portfolios at David L. Babson and Mellon Private Asset Management. Ms. Jung joined Breckinridge in October 2010 as a member of the Credit Research Team and transitioned to Portfolio Analyst in March 2012 and

Portfolio Manager in 2013. Prior to joining Breckinridge she was a credit analyst within the Public Finance Group at Assured Guaranty. Ms. Chanda joined Breckinridge as a Senior Trader in 2010 and transitioned to Portfolio Manager in 2013. Prior to joining Breckinridge in July 2010, Ms. Chanda was a Vice President and Trader at Eaton Vance Management where she was responsible for trading various specialty state mutual funds and overseeing the adviser’s separately managed account trading and operations. From 1993 to 1999, she was employed at Fidelity Investments and responsible for municipal bond trading. Ms. Chandra began her career at State Street Bank & Trust Company in 1992. Mr. Greco has been a Portfolio Manager since 2014 after having served at Breckinridge as a trader since 2008 and Head of Trading since 2013. He joined Breckinridge in 2004 and held positions in Client Services and Account Reconciliation until 2008. Mr. Glenn, CFA, has been a Portfolio Manager since 2015 after having served as a trader since 2012. Prior to joining Breckinridge, Mr. Glenn was an Associate Portfolio Manager/Analyst at Brandes Investment Partners and an Associate Director at Banc One Markets responsible for investment grade utility credits. Mr. Glenn began his career at Old Republic Asset Management as an Investment Analyst.

Breckinridge manages portfolios on a team approach enabling any portfolio manager to make portfolio management recommendations and decisions across all accounts managed by Breckinridge.

OTHER ACCOUNTS MANAGED — TOTAL*

SHORT-TERM MUNICIPAL BOND PORTFOLIO

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Breckinridge Portfolio Management Team	1	$74 million	2	$82 million	10,365	$21.7 billion

*	None of these accounts has an advisory fee based on performance.

OTHER ACCOUNTS MANAGED — TOTAL*

INTERMEDIATE TERM MUNICIPAL BOND II PORTFOLIO

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Breckinridge Portfolio Management Team	1	$21 million	2	$82 million	10,365	$21.7 billion

*	None of these accounts has an advisory fee based on performance.

CONFLICTS OF INTEREST. In connection with its management of client accounts, Breckinridge is subject to potential conflicts of interest. The primary potential conflict is decisions regarding the allocation of securities among portfolios with similar strategies but different fee schedules. Breckinridge believes it has sufficient policies and procedures in place to address this concern.

Other potential conflicts concern soft dollars and other trading practices and personal trading by employees. To minimize these conflicts, Breckinridge has adopted a policy of not accepting any soft dollars and believes that the policies and practices in place and documented in its Compliance Manual and Code of Ethics are sufficient to address other possible conflicts.

COMPENSATION. Breckinridge’s portfolio manager compensation is based on a base annual salary and quarterly bonus. The bonus is variable and is based on the firms’ overall profitability. It is not tied to the performance of any individual account. All of Breckinridge’s portfolio managers hold an equity position (or options to acquire an equity position or are eligible to receive options in the future) which entitle them to share in the firm’s profits and long-term growth.

Cadence Capital Management LLC (“Cadence”) serves as a Specialist Manager to for The Value Equity Portfolio, The Institutional Value Equity Portfolio, The Growth Equity Portfolio, The Institutional Growth Equity Portfolio, The Small Capitalization—Mid Capitalization Equity Portfolio, The Institutional Small Capitalization—Mid Capitalization Equity Portfolio, The Real Estate Securities Portfolio, The Commodity Returns Strategy Portfolio, The ESG Growth Portfolio, The International Equity

Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio. Listed below are the portfolio managers responsible for making day-to-day investment decisions for that portion of these Portfolios allocated to Cadence. Messrs. Dokas and Ginsberg provide portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts.

OTHER ACCOUNTS MANAGED — TOTAL*

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
J. Paul Dokas	0	$0	0	$0	0	$0
Robert Ginsberg	3	$330.4 million	1	$29.5	19	$820.7 million

*	None of these accounts has an advisory fee based on performance.

CONFLICTS OF INTEREST. Cadence’s Portfolio Managers perform investment management services for various mutual funds and other accounts besides the Portfolios. Some of these clients’ portfolios are managed using the same investment strategies and objectives which the Portfolio Managers use to manage the Portfolios, while other portfolios are managed by the Portfolio Managers using different investment strategies and objectives. Generally, all client portfolios that are managed using a similar investment strategy and objective are managed as a group (each, a “Strategy”) such that portfolio holdings, relative position sizes and industry and sector exposures tend to be similar among each client portfolio in the Strategy. This minimizes, but does not eliminate the potential for conflicts of interest. For example, one Strategy may be selling a security, while another Strategy may be purchasing or holding the same security. As a result, transactions executed for the Strategy that is selling the security may adversely affect the value of any Strategy which is purchasing or holding the same security.

Other conflicts of interest may arise from the management of multiple accounts and the Portfolios. For example, Cadence may receive more compensation with respect to certain Strategies than that received with respect to other Strategies or the Portfolios or may receive compensation based in part on the performance of accounts in a certain Strategy. In such cases, the Portfolio Managers may be viewed as having an incentive to enhance the performance of such Strategy, to the possible detriment of other Strategies for which Cadence may not receive greater compensation or performance-based fees. In addition, the Portfolio Managers must allocate time and effort to multiple accounts and the Portfolios.

Each Portfolio Manager’s management of personal accounts also may present certain conflicts of interest. The Portfolio Managers may have personal investments in the Portfolios managed by such Portfolio Managers. In addition, the Portfolios managed by the Portfolio Managers may be investment options in Cadence’s employee benefit plans. While Cadence has adopted a code of ethics that is designed to address these potential conflicts, there is no guarantee that it will do so.

COMPENSATION. Cadence compensates each portfolio manager for such portfolio manager’s management of the Portfolios. Each portfolio manager’s compensation consists of a fixed annual base salary and a share of the firm’s profits. Compensation of the portfolio managers is not tied directly to individual Portfolio performance.

Capital Guardian Trust Company (“CapGuardian”) serves as a Specialist Manager for The International Equity Portfolio and The Institutional International Equity Portfolio. CapGuardian is an indirect, wholly-owned subsidiary of The Capital Group Companies, Inc., a group of companies that provides investment management services. Listed below are the portfolio managers responsible for making day-to-day investment decisions for those portions of these Portfolios allocated to CapGuardian. These individuals also provide portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

CapGuardian uses The Capital SystemSM in managing the fund’s assets. Under this approach, the portfolio of a fund is divided into segments managed by individual managers. Each manager’s role is to decide how their respective segment will be invested by selecting securities within the limits provided by the fund’s objectives and policies. CapGuardian’s equity investment committee oversees this process. In addition, CapGuardian’s investment analysts also may make investment decisions with respect to a portion of a fund’s portfolio. Certain portfolio managers may also have investment analyst responsibilities with respect to specific research coverage.

OTHER ACCOUNTS MANAGED — TOTAL

THE INTERNATIONAL EQUITY PORTFOLIO

	OTHER REGISTERED INVESTMENT COMPANIES[1]		OTHER POOLED INVESTMENT VEHICLES[2]		OTHER ACCOUNTS[3,4]
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS (in billions)	NUMBER	TOTAL ASSETS (in billions)	NUMBER	TOTAL ASSETS (in billions)
Du Manior, Gerald	5	$2.04	7	$5.45	647	$17.20
Staehelin, Rudolf	1	$0.07	7	$5.50	50	$12.67
Winston, Philip	7	$99.81	7	$5.45	582	$19.64
Cohen, Michael	3	$89.01	6	$5.12	33	$9.70

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES[1]		OTHER POOLED INVESTMENT VEHICLES[2]		OTHER ACCOUNTS[3,4]
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS (in billions)	NUMBER	TOTAL ASSETS (in billions)	NUMBER	TOTAL ASSETS (in billions)
Du Manior, Gerald	0	$0	0	$0	1	$0.03
Staehelin, Rudolf	0	$0	0	$0	2	$0.66
Winston, Philip	0	$0	0	$0	2	$2.89
Cohen, Michael	0	$0	0	$0	0	$0

(1)	Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
(2)	Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
(3)	Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
(4)	Reflects other professionally managed accounts held at CapGuardian or companies affiliated with CapGuardian. Personal brokerage accounts of portfolio managers and their families are not reflected.

OTHER ACCOUNTS MANAGED — TOTAL

THE INSTITUTIONAL INTERNATIONAL EQUITY PORTFOLIO

	OTHER REGISTERED INVESTMENT COMPANIES[1]		OTHER POOLED INVESTMENT VEHICLES[2]		OTHER ACCOUNTS[3,4]
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS (in billions)	NUMBER	TOTAL ASSETS (in billions)	NUMBER	TOTAL ASSETS (in billions)
Du Manior, Gerald	5	$2.08	7	$5.45	647	$17.20
Staehelin, Rudolf	1	$0.11	7	$5.50	50	$12.67
Winston, Philip	7	$99.85	7	$5.45	582	$19.64
Cohen, Michael	3	$89.05	6	$5.12	33	$9.70

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES[1]		OTHER POOLED INVESTMENT VEHICLES[2]		OTHER ACCOUNTS[3,4]
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS (in billions)	NUMBER	TOTAL ASSETS (in billions)	NUMBER	TOTAL ASSETS (in billions)
Du Manior, Gerald	0	$0	0	$0	1	$0.03
Staehelin, Rudolf	0	$0	0	$0	2	$0.66
Winston, Philip	0	$0	0	$0	2	$2.89
Cohen, Michael	0	$0	0	$0	0	$0

(1)	Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
(2)	Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
(3)	Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
(4)	Reflects other professionally managed accounts held at CapGuardian or companies affiliated with CapGuardian. Personal brokerage accounts of portfolio managers and their families are not reflected.

CONFLICTS OF INTEREST. CapGuardian has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager’s management of these Portfolios and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, CapGuardian believes that all issues relating to potential material conflicts of interest involving these Portfolios and its other managed accounts have been addressed.

COMPENSATION.

Salary

We use industry-specific and global surveys to ensure our compensation remains highly competitive. Our intent is that base salary be a relatively neutral factor in a candidate’s decision to join Capital Group.

The investment bonus

Quantitative component

•	Based on results for one-year and rolling four-and eight-year periods, with emphasis on the four- and eight-year periods

•	Portfolio managers’ results are evaluated against relevant market indexes and peer groups

•	Analysts’ results are evaluated against specific industry or sector indexes relevant to their areas of focus, and the broad market

Qualitative component

•	Recognizes investment professionals’ contributions to the overall investment process

•	Portfolio managers are evaluated annually by their peers and analysts, with an emphasis on communication and collaboration

•	Analysts are evaluated annually on their ability to influence colleagues by the portfolio managers with whom they work

Profit sharing

Participation in the annual profit-sharing program is based on recent and long-term contributions to our business, including investment results, the investment process and operational effectiveness.

Stock ownership

Select associates who make substantial contributions to the organization are offered the opportunity to purchase stock in Capital Group. This is an essential part of the generational transfer of ownership and leadership in the company.

The benchmarks used to measure performance of the portfolio managers for the Institutional International Equity Portfolio and the International Equity Portfolio include, as applicable, an adjusted Morgan Stanley Capital International Europe, Australasia, Far East Index (“MSCI EAFE Index”), and a median of a customized non-U.S. developed equity competitive universe compiled from eVestment Alliance.

OWNERSHIP OF FUND SHARES: To the best of our knowledge, based on the information available for the time period ending June 30, 2015 the portfolio managers of the Institutional International Equity Portfolio and the International Equity Portfolio did not own any shares of those funds.

Causeway Capital Management LLC (“Causeway”) serves as a Specialist Manager for The International Equity Portfolio and The Institutional International Equity Portfolio. Day-to-day responsibility for the management of the assets of these Portfolios allocated to Causeway is the responsibility of Sarah H. Ketterer, Harry W. Hartford, James A. Doyle, Jonathan P. Eng, Conor Muldoon, Foster Corwith, Alessandro Valentini and Ellen Lee. This team also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

OTHER ACCOUNTS MANAGED — TOTAL

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Sarah H. Ketterer	11	$12.162 billion	17	$3.488 billion	120	$21.210 billion
Harry W. Hartford	11	$12.162 billion	17	$3.488 billion	112	$21.163 billion
James A. Doyle	11	$12.162 billion	17	$3.488 billion	112	$21.165 billion
Jonathan P. Eng	11	$12.162 billion	17	$3.488 billion	109	$21.165 billion
Ellen Lee	11	$12.162 billion	17	$3.488 billion	107	$21.163 billion
Conor Muldoon	11	$12.162 billion	17	$3.488 billion	115	$21.165 billion
Foster Corwith	11	$12.162 billion	17	$3.488 billion	107	$21.163 billion
Alessandro Valentini	11	$12.162 billion	17	$3.488 billion	107	$21.163 billion

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Sarah H. Ketterer	0	$0	0	$0	6	$1.384 billion
Harry W. Hartford	0	$0	0	$0	6	$1.384 billion
James A. Doyle	0	$0	0	$0	6	$1.384 billion
Jonathan P. Eng	0	$0	0	$0	6	$1.384 billion
Ellen Lee	0	$0	0	$0	6	$1.384 billion
Conor Muldoon	0	$0	0	$0	6	$1.384 billion
Foster Corwith	0	$0	0	$0	6	$1.384 billion
Alessandro Valentini	0	$0	0	$0	6	$1.384 billion

CONFLICTS OF INTEREST. The portfolio managers who manage the portion of The International Equity Portfolio and The Institutional International Equity Portfolio allocated to Causeway (“Causeway Portfolios”) also provide investment management services to other accounts, including corporations, pension plans, sovereign wealth funds, superannuation plans, public retirement plans, Taft-Hartley pension plans, endowments and foundations, mutual funds, charities, private trusts and funds, wrap fee programs, other institutions and their personal accounts (collectively, “Other Accounts”). In managing the Other Accounts, the portfolio managers employ investment strategies similar to that used in managing the Causeway Portfolios, subject to certain variations in investment restrictions, and also manage a portion of Causeway Global Absolute Return Fund, which takes short positions in global securities using swap agreements. The portfolio managers purchase and sell securities for the Causeway Portfolios that they may also recommend to Other Accounts. The portfolio managers at times give advice or take action with respect to certain accounts that differs from the advice given other accounts with similar investment strategies. Certain of the Other Accounts pay higher management fee rates than the Causeway Portfolios or pay performance-based fees to Causeway. All of the portfolio managers have personal investments in one or more mutual funds managed and sponsored by Causeway. Ms. Ketterer and Mr. Hartford each holds a controlling voting interest in the equity of Causeway’s holding company and Messrs. Doyle, Eng, Muldoon, Corwith, and Valentini and Ms. Lee have minority interests in the equity of Causeway’s holding company.

Actual or potential conflicts of interest arise from the portfolio managers’ management responsibilities with respect to Other Accounts. These responsibilities may cause portfolio managers to devote unequal time and attention across client accounts and the differing fees, incentives and relationships with the various accounts provide incentives to favor certain accounts. Causeway has written compliance policies and procedures designed to mitigate or manage these conflicts of interest. These include policies and procedures to seek fair and equitable allocation of investment opportunities (including IPOs) and trade allocations among all client accounts and policies and procedures concerning the disclosure and use of portfolio transaction information. Causeway has a policy that it will not enter into a short position in a security on behalf of Causeway Global Absolute Return Fund or any other client account if, at the time of entering into the short position, any other client account managed by Causeway holds a long position in a security of the issuer. Causeway also has a Code of Ethics which, among other things, limits personal trading by portfolio managers and other employees of Causeway. There is no guarantee that any such policies or procedures will cover every situation in which a conflict of interest arises.

COMPENSATION. Ms. Ketterer and Mr. Hartford, the chief executive officer and president of Causeway, respectively, receive annual salaries and are entitled, as controlling owners of Causeway, to distributions of Causeway’s profit based on their ownership interests. They do not receive incentive compensation. Messrs. Doyle, Eng, Muldoon, Corwith, and Valentini and Ms. Lee receive salaries, incentive compensation, which may include equity or equity-linked units, and distributions of Causeway’s profit based on their minority ownership interests. Salary and incentive compensation are determined by Causeway’s Operating Committee, led by Ms. Ketterer and Mr. Hartford, weighing a variety of objective and subjective factors. No specific formula is used and salary and incentive compensation are not based on the specific performance of the Causeway Portfolios or any single client account managed by Causeway. The following factors are among those considered in determining incentive compensation: individual research contribution, portfolio management contribution, group research contribution, and client service contribution.

OWNERSHIP OF SECURITIES. None of the portfolio managers beneficially owns equity securities in The International Equity Portfolio or The Institutional International Equity Portfolio.

City of London Investment Management Company Limited (“CLIM”) CLIM serves as a Specialist Manager for The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio and The Fixed Income Opportunity Portfolio. Day-to-day portfolio management of those assets of the International Equity and Institutional International Equity Portfolios allocated to CLIM will be the responsibility of a team led by Michael Edmonds. Day-to-day portfolio management of those assets of The Emerging Markets Portfolio allocated to CLIM will be the responsibility of a team led by Barry Olliff. Day-to-day portfolio management of those assets of The Fixed Income Opportunity Portfolio allocated to CLIM will be the responsibility of a team led by James Millward. Each also provides portfolio management for certain other pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

OTHER ACCOUNTS MANAGED —TOTAL

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
James Millward	0	$0	1	$1 million	2	$33 million
Michael Edmonds	0	$0	3	$20 million	1	$71 million
Michael Sugrue	0	$0	3	$20 million	1	$71 million
Barry Olliff	0	$0	10	$2,355 million	13	$1,350 million
Mark Dwyer	0	$0	10	$2,355 million	13	$1,350 million
Oliver Marschner	0	$0	11	$2,602 million	13	$1,350 million

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
James Millward	0	$0	0	$0	0	$0
Michael Edmonds	0	$0	0	$0	0	$0
Michael Sugrue	0	$0	0	$0	0	$0
Barry Olliff	0	$0	0	$0	0	$0
Mark Dwyer	0	$0	0	$0	0	$0
Oliver Marschner	0	$0	0	$0	0	$0

CONFLICTS OF INTEREST. The investment management team at CLIM may manage multiple accounts for multiple clients. These accounts may include mutual funds, segregated accounts, non-US collective investment schemes and private funds. Managing multiple funds or accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. CLIM manages potential conflicts between funds or accounts through allocation policies and procedures, internal review processes, and oversight by directors, compliance, and independent third parties. CLIM has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

COMPENSATION. CLIM’s compensation and incentive policy for all employees is linked to individual performance, which is determined via an appraisal process. The formal process of performance review takes place annually. At the senior level, CLIM’s Remuneration Committee, which is made up of independent non-executive Directors, considers performance. They consider for their review information gathered via departmental managers and filtered through the Executive Directors, as well as external data which provides an understanding of current salaries and overall compensation packages within the market place. The Board makes recommendations on relevant aspects of compensation, which are passed to the Remuneration Committee for consideration and approval. All intermediate and junior level staff is appraised directly by their line managers, who make salary recommendations for approval by the Executive Directors.

Cupps Capital Management, LLC (“Cupps”) Cupps serves as a Specialist Manager for The Small Capitalization—Mid Capitalization Equity and Institutional Small Capitalization—Mid Capitalization Equity Portfolios. Andrew S. Cupps is responsible for making the day-to-day investment decisions for the portion of the Portfolios’ assets assigned to Cupps. Mr. Cupps also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

OTHER ACCOUNTS MANAGED — TOTAL

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Andrew S. Cupps	2	$94.6 million	4	$37.3 million	35	$946.5 million

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Andrew S. Cupps	2	$94.6 million	4	$37.3 million	35	$946.5 million

CONFLICTS OF INTEREST. Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. For example, the portfolio manager discussed above manages multiple types of accounts (e.g., institutional accounts, private investment funds, registered investment company) with similar investment objectives and strategies. Also, in some circumstances, Cupps is directed by a client to execute all or a portion of the client’s transactions through a specific broker (a/k/a “directed brokerage”).

A conflict of interest also may arise if Cupps and/or a portfolio manager have a financial incentive to favor one account over another, such as a performance-based fee that applies to one account, but not all funds or accounts for which the portfolio manager is responsible or when a portfolio manager places trades in his personal accounts in some of the same securities that are being purchased or sold by other Cupps accounts.

To address and help mitigate these types of conflicts, Cupps has implemented detailed written policies and procedures, which include but are not limited to:

a) Portfolio security allocation procedures and a trade rotation policy, which are designed to help Cupps ensure that investment opportunities are allocated in a fair and equitable manner among its various client accounts and to provide a fair and equitable method of trade rotation in placing trades for all clients’ accounts, including proprietary managed accounts.

b) Code of Ethics, which includes personal trading restrictions and reporting requirements that must be followed by all Cupps employees.

In addition, Cupps has a brokerage committee that meets quarterly to review the firm’s trading and soft dollar practices to help ensure that Cupps is meeting its best execution obligations and that its soft dollar arrangements remain within the safe harbor of Section 28(e) of the Securities and Exchange Act of 1934.

COMPENSATION. Andrew Cupps, who is responsible for the day-to-day management of the portion of each Portfolio’s portfolio that is managed by Cupps, is the sole owner of Cupps. Through his ownership of the firm, he participates directly in the profitability of the firm, which is determined by the performance of the firm’s accounts, including the fund, and the assets under management by the firm. He is also compensated with a base salary.

Fort Washington Investment Advisors, Inc. (“Fort Washington”) Fort Washington serves as a Specialist Manager for The Fixed Income Opportunity Portfolio. Brendan White and Timothy Jossart are responsible for making day-to-day investment decisions for the portion of the Portfolio allocated to Fort Washington. Messrs. White and Jossart also provide portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

OTHER ACCOUNTS MANAGED — TOTAL*

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Brendan White	2	$268.2 million	2	$648.26 million	31	$5,529.95 million
Timothy Jossart	2	$268.2 million	2	$648.26 million	31	$5,529.95 million

*	None of these accounts have an advisory fee based on performance.

CONFLICTS OF INTEREST. Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Portfolios). This would include devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad array of accounts and incentive to allocate opportunities to an account where the portfolio manager has a greater financial incentive, such as allocation opportunities for performance based accounts. Fort Washington has adopted policies and procedures to address such conflicts.

COMPENSATION. All of Fort Washington’s portfolio managers receive a fixed base salary and annual performance bonuses. Bonuses are based primarily on the overall performance of Fort Washington as well as the pre-tax performance (relative to the appropriate benchmark) of their respective asset category over a one-year and a three-year time horizon. Secondarily, portfolio managers are also assessed on their ability to retain clients and attract new clients. Additionally, a long-term retention plan was instituted in 2000, whereby certain investment professionals are periodically granted participation units with a 7-year cliff vesting schedule. The structure includes long-term vesting provisions. The percentage of compensation allocated to performance bonuses, asset-increase incentives and long-term incentive compensation is determined annually by the firm’s President and approved by the Board of Directors.

Fort Washington’s parent company also provides all personnel a defined benefit retirement plan, which provides a lifetime annuity upon retirement that is based on a percentage of final average pay and years of service under the plan.

Associates are also eligible to participate in a 401(k) plan. The 401(k) company match is 50% of the first 4% of earnings saved.

Frontier Capital Management Company, LLC (“Frontier”) Frontier serves as a Specialist Manager for The Small Capitalization—Mid Capitalization Equity Portfolio and The Institutional Small Capitalization—Mid Capitalization Equity Portfolio. Affiliated Managers Group, Inc. has a controlling interest in Frontier. Michael A. Cavarretta is responsible for making day-to-day investment decisions for that portion of these Portfolios allocated to Frontier. Andrew B. Bennett also has responsibility for day-to-day investment decisions. Messrs. Cavarretta and Bennett also provide portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

OTHER ACCOUNTS MANAGED — TOTAL*

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Michael A. Cavarretta	1	$199 million	1	$212 million	28	$2.83 billion
Andrew B. Bennett	1	$199 million	1	$212 million	28	$2.83 billion

*	None of these accounts has an advisory fee based on performance.

CONFLICTS OF INTEREST. In connection with its management of clients’ accounts, Frontier is subject to a number of actual or apparent conflicts of interest. These conflicts may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees) or accounts in which the portfolio manager has a personal investment. In addition, conflicts may arise relating to the allocation of investments among accounts with similar investment objectives but managed by different portfolio managers.

Frontier’s portfolio managers typically manage multiple accounts. Generally, however, accounts within a particular investment strategy (e.g., Capital Appreciation) with similar objectives are managed similarly. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in the same strategy with similar objectives, which tend to minimize the potential for conflicts of interest.

Frontier has adopted trade allocation and aggregation policies that seek to treat all clients fairly and equitably. These policies address the allocation of limited investment opportunities, such as IPOs, and the allocation of transactions and aggregations of orders across multiple accounts.

COMPENSATION. Frontier’s portfolio manager compensation program consists of a base salary, annual bonus and participation in company-funded retirement plans. In addition, all of Frontier’s portfolio managers are equity owners of Frontier, which entitle them to share in the firm’s profits and the long-term growth of the firm. The annual bonus is variable and based partially or primarily upon management fee revenues generated from client accounts.

HC Capital Solutions (“HC Capital”) may at times directly manage a portion of a Portfolio’s investments in ETFs, index futures and forwards designed to obtain broad market exposure. HC Capital is a separate operating division of Hirtle Callaghan & Co., LLC. Mr. Thomas Cowhey, CFA, Mr. Brad Conger, CFA and Mr. Scott Jacobson, CFA act as the portfolio managers for each Portfolio. Mr. Cowhey, Mr. Conger and Mr. Jacobson each also provides oversight of the Specialist Managers providing day-to-day portfolio management for certain other pooled investment vehicles and separately managed accounts, but does not directly provide such day-to-day services to any other accounts or portfolios.

CONFLICTS OF INTEREST. While there are certain conflicts of interest inherent in directly managing one portfolio while providing oversight services to multiple other portfolios, as discussed above, HC Capital believes that the limited nature of the role of managing a Portfolio’s investments in ETFs, index futures and forwards, combined with the policies and procedures adopted by HC Capital, minimizes the potential impact of any such conflicts.

COMPENSATION. Mr. Cowhey, Mr. Conger and Mr. Jacobson each receives a base salary and an annual bonus, which is at the discretion of the Adviser and is not directly linked to the performance of any one or more accounts.

IronBridge Capital Management LP (“IronBridge”) IronBridge serves as a Specialist Manager for The Small Capitalization—Mid Capitalization Equity Portfolio and The Institutional Small Capitalization—Mid Capitalization Equity Portfolio. Messrs. Christopher Faber, Samuel Eddins and various officers have a controlling interest in IronBridge. Listed below are the portfolio managers responsible for making day-to-day investment decisions for that portion of these Portfolios allocated to IronBridge. Messrs. Faber and Madden also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

OTHER ACCOUNTS MANAGED —TOTAL

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Chris Faber	2	$1.2 billion	2	$8.5 million	17	$446 million
Jeff Madden	2	$1.2 billion	2	$8.5 million	17	$446 million
Tom Fanter	2	$1.2 billion	2	$8.5 million	18	$480 million

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Chris Faber	0	$0	0	$0	0	$0
Jeff Madden	0	$0	0	$0	0	$0
Tom Fanter	0	$0	0	$0	1	$34 million

CONFLICTS OF INTEREST. IronBridge has policies and procedures in place to address potential conflicts of interest that may arise between a portfolio manager’s management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities.

While there is no guarantee that such policies and procedures will be effective in all cases, IronBridge believes that all issues relating to potential material conflicts of interest involving this Portfolio and its other managed accounts have been addressed.

COMPENSATION. IronBridge portfolio manager’s compensation is based on a base salary and annual bonus. The annual bonus is tied to individual professional performance throughout the year and the success of the firm, rather than the performance of individual accounts. Portfolio managers have the option to take the bonus in cash or equity ownership of IronBridge. Ownership in IronBridge aligns our portfolio managers’ long term interests with those of our clients.

Jennison Associates LLC (“Jennison”) Jennison serves as a Specialist Manager for The Growth Equity Portfolio and The Institutional Growth Equity Portfolio. Jennison is organized under the laws of Delaware as a single member limited liability company whose sole member is Prudential Investment Management, Inc., which is a direct, wholly-owned subsidiary of Prudential Asset Management Holding Company LLC, which is a direct, wholly-owned subsidiary of Prudential Financial, Inc. Kathleen A. McCarragher, Managing Director and Head of Growth Equity at Jennison, is responsible for making day-to-day investment decisions for that portion of these Portfolios allocated to Jennison. Ms. McCarragher also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

OTHER ACCOUNTS MANAGED — TOTAL

THE GROWTH EQUITY PORTFOLIO

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Kathleen A. McCarragher	15	$43 billion	3	$811 million	16	$2.8 billion

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES			OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS		NUMBER	TOTAL ASSETS
Kathleen A. McCarragher	2	$2.7 billion	0	$	N/A	0	$	N/A

THE INSTITUTIONAL GROWTH EQUITY PORTFOLIO

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Kathleen A. McCarragher	15	$42.9 billion	3	$811 million	16	$2.8 billion

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES			OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS		NUMBER	TOTAL ASSETS
Kathleen A. McCarragher	2	$2.7 billion	0	$	N/A	0	$	N/A

POTENTIAL CONFLICTS OF INTEREST. Jennison manages accounts with asset-based fees alongside accounts with performance-based fees. This side-by-side management can create an incentive for Jennison and its investment professionals to favor one account over another. Specifically, Jennison has the incentive to favor accounts for which it receives performance fees, and possibly take greater investment risks in those accounts, in order to bolster performance and increase its fees.

Other types of side-by-side management of multiple accounts can also create incentives for Jennison to favor one account over another. Examples are detailed below, followed by a discussion of how Jennison addresses these conflicts.

•	Long only accounts/long-short accounts:

Jennison manages accounts in strategies that only hold long securities positions as well as accounts in strategies that are permitted to sell securities short. Jennison may hold a long position in a security in some client accounts while selling the same security short in other client accounts. For example, Jennison permits quantitatively hedged strategies to short securities that are held long in other strategies. Additionally, Jennison permits securities that are held long in quantitatively derived strategies to be shorted by other strategies. The strategies that sell a security short held long by another strategy could lower the price for the security held long. Similarly, if a strategy is purchasing a security that is held short in other strategies, the strategies purchasing the security could increase the price of the security held short.

•	Multiple strategies:

Jennison may buy or sell, or may direct or recommend that one client buy or sell, securities of the same kind or class that are purchased or sold for another client, at prices that may be different. Jennison may also, at any time, execute trades of securities of the same kind or class in one direction for an account and in the opposite direction for another account, due to differences in investment strategy or client direction. Different strategies effecting trading in the same securities or types of securities may appear as inconsistencies in Jennison’s management of multiple accounts side-by-side.

•	Affiliated accounts/unaffiliated accounts and seeded/nonseeded accounts and accounts receiving asset allocation assets from affiliated investment advisers:

Jennison manages accounts for its affiliates and accounts in which it has an interest alongside unaffiliated accounts. Jennison could have an incentive to favor its affiliated accounts over unaffiliated accounts. Additionally, Jennison’s affiliates may provide initial funding or otherwise invest in vehicles managed by Jennison. When an affiliate provides “seed capital” or other capital for a fund or account, it may do so with the intention of redeeming all or part of its interest at a particular future point in time or when it deems that sufficient additional capital has been invested in that fund or account. Jennison typically requests seed capital to start a track record for a new strategy or product. Managing “seeded” accounts alongside “non-seeded” accounts can create an incentive to favor the “seeded” accounts to establish a track record for a new strategy or product. Additionally, Jennison’s affiliated investment advisers could allocate their asset allocation clients’ assets to Jennison. Jennison could favor accounts used by its affiliate for their asset allocation clients to receive more assets from the affiliate.

•	Non-discretionary accounts or models:

Jennison provides non-discretionary model portfolios to some clients and manages other portfolios on a discretionary basis. Recommendations for some non-discretionary models that are derived from discretionary portfolios are communicated after the discretionary portfolio has traded. The non-discretionary clients could be disadvantaged if Jennison delivers the model investment portfolio to them after Jennison initiates trading for the discretionary clients, or vice versa.

•	Higher fee paying accounts or products or strategies:

Jennison receives more revenues from (1) larger accounts or client relationships than smaller accounts or client relationships and from (2) managing discretionary accounts than advising nondiscretionary models and from (3) non-wrap fee accounts than from wrap fee accounts and from (4) charging higher fees for some strategies than others. The differences in revenue that Jennison receives could create an incentive for Jennison to favor the higher fee paying or higher revenue generating account or product or strategy over another.

•	Personal interests:

The performance of one or more accounts managed by Jennison’s investment professionals is taken into consideration in determining their compensation. Jennison also manages accounts that are investment options in its employee benefit plans such as its defined contribution plans or deferred compensation arrangements and where its employees may have personally invested alongside other accounts where there is no personal interest. These factors could create an incentive for Jennison to favor the accounts where it has a personal interest over accounts where Jennison does not have a personal interest.

How Jennison Addresses These Conflicts of Interest

The conflicts of interest described above could create incentives for Jennison to favor one or more accounts or types of accounts over others in the allocation of investment opportunities, time, aggregation and timing of investments. Portfolios in a particular strategy with similar objectives are managed similarly to the extent possible. Accordingly, portfolio holdings and industry and sector exposure tend to be similar across a group of accounts in a strategy that have similar objectives, which tends to minimize the potential for conflicts of interest among accounts within a product strategy. While these accounts have many similarities, the investment performance of each account will be different primarily due to differences in guidelines, individual portfolio manager’s decisions, timing of investments, fees, expenses and cash flows.

Additionally, Jennison has developed policies and procedures that seek to address, mitigate and assess these conflicts of interest. Jennison cannot guarantee, however, that its policies and procedures will detect and prevent, or lead to the disclosure of, each and every situation in which a conflict may arise.

•	Jennison has adopted trade aggregation and allocation procedures that seek to treat all clients (including affiliated accounts) fairly and equitably. These policies and procedures address the allocation of limited investment opportunities, such as initial public offerings (IPOs) and new issues, the allocation of transactions across multiple accounts, and the timing of transactions between its non-wrap accounts and its wrap fee accounts.

•	Jennison has policies that limit the ability to short securities in portfolios that primarily rely on its fundamental research and investment processes (fundamental portfolios) if the security is held long in other fundamental portfolios.

•	Jennison has adopted procedures to review allocations or performance dispersion between accounts with performance fees and non-performance fee based accounts and to review overlapping long and short positions among long accounts and long-short accounts.

•	Jennison has adopted a code of ethics and policies relating to personal trading.

•	Jennison provides disclosure of these conflicts as described in its Form ADV.

COMPENSATION. Jennison seeks to maintain a highly competitive compensation program designed to attract and retain outstanding investment professionals, which include portfolio managers and research analysts, and to align the interests of its investment professionals with those of its clients and overall firm results. Overall firm profitability determines the total amount of incentive compensation pool that is available for investment professionals. Investment professionals are compensated with a combination of base salary and cash bonus. In general, the cash bonus comprises the majority of the compensation for investment professionals. Jennison sponsors a profit sharing retirement plan for all eligible employees. The contribution to the profit sharing retirement plan for portfolio managers is based on a percentage of the portfolio manager’s total compensation, subject to a maximum determined by applicable law. In addition to eligibility to participate in retirement and welfare plans, senior investment professionals, including portfolio managers and senior research analysts, are eligible to participate in a deferred compensation program where all or a portion of the cash bonus can be invested in a variety of predominantly Jennison-managed investment strategies on a tax-deferred basis.

Investment professionals’ total compensation is determined through a subjective process that evaluates numerous qualitative and quantitative factors. There is no particular weighting or formula for considering the factors. Some portfolio managers may manage or contribute ideas to more than one product strategy and the performance of the other product strategies is also considered in determining the portfolio manager’s overall compensation:

The following primary quantitative factor is reviewed for the portfolio manager:

•	One-, three-, five- year and longer term pre-tax investment performance of groupings of accounts managed by the portfolio manager in the same strategy (composite) relative to market conditions, pre-determined passive indices and industry peer group data for the product strategy (e.g., large cap growth, large cap value) for which the portfolio manager is responsible.

•	Performance for the composite of accounts that includes the portions of the Growth Equity Portfolio and the Institutional Growth Equity Portfolio managed by Ms. McCarragher is measured against the Russell 1000 Growth Index.

The qualitative factors reviewed for the portfolio manager may include:

•	The quality of the portfolio manager’s investment ideas and consistency of the portfolio manager’s judgment;

•	Historical and long-term business potential of the product strategies;

•	Qualitative factors such as teamwork and responsiveness; and

•	Individual factors such as years of experience and responsibilities specific to the individual’s role such as being a team leader or supervisor are also factored into the determination of an investment professional’s total compensation.

Lazard Asset Management LLC (“Lazard”) serves as a Specialist Manager for The Institutional International Equity Portfolio. Below are the portfolio managers responsible for making day-to-day investment decisions for that portion of these Portfolios allocated to Lazard. Messrs. Moghtader, Ivanenko, Lai and Scholl also provide portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

THE INSTITUTIONAL INTERNATIONAL EQUITY PORTFOLIO

OTHER ACCOUNTS MANAGED — TOTAL

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Paul Moghtader	2	$306 million	6	$926 million	21	$1,556 million
Taras Ivanenko	2	$306 million	6	$926 million	21	$1,556 million
Alex Lai	2	$306 million	6	$926 million	21	$1,556 million
Craig Scholl	2	$306 million	6	$926 million	21	$1,556 million

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Paul Moghtader	0	$0	1	$466 million	2	$413 million
Taras Ivanenko	0	$0	1	$466 million	2	$413 million
Alex Lai	0	$0	1	$466 million	2	$413 million
Craig Scholl	0	$0	1	$466 million	2	$413 million

CONFLICTS OF INTEREST. As an investment adviser, Lazard by definition is a fiduciary to its clients. As such, Lazard is obligated to place its clients’ interests before its own. Due to the nature of the investment advisory business, conflicts of interests do arise. For example, conflicts may arise with regard to personal securities transactions, the use of clients’ commissions to obtain research and brokerage services, errors, trade allocations, performance fee accounts, and the use of solicitors. In recognition of these potential conflicts of interest, Lazard has established written policies and procedures so that it can operate its business within applicable regulatory guidelines.

Individual fund managers may manage multiple accounts for multiple clients. In addition to the Portfolios, these other accounts may include separate accounts, pension and profit sharing plans, foundations and 401(k) plans. Lazard manages all accounts on a team basis. Lazard manages potential conflicts of interest between a fund and other types of accounts through allocation policies and oversight by Lazard’s compliance department. Lazard intends that all clients are treated fairly and equitably. When Lazard deems the purchase or sale of the same security to be in the best interest of two or more advisory accounts, Lazard may aggregate, to the extent permitted by law, the securities to be purchased and sold in order to seek more favorable prices, lower brokerage commissions or more efficient execution. An allocation of a trade will not be given to any account solely based on a favorable execution or on the relationship of the account to Lazard or its personnel.

COMPENSATION. The portfolio manager/analysts are compensated in three different forms: base salary, annual bonus and long-term incentives. The portfolio manager/analysts receive a base salary, which reflects their responsibilities and experience. Base salaries are competitive within the marketplace. The second component is an annual bonus payment that is tied to the success of the business and the third portion of the compensation is Lazard stock, which vests over a period of time. All members of the team participate in this compensation plan.

Mellon Capital Management Corporation (“Mellon Capital”) serves as a Specialist Manager for The Value Equity Portfolio, The Institutional Value Equity Portfolio, The Growth Equity Portfolio, The Institutional Growth Equity Portfolio, The Small Capitalization—Mid Capitalization Equity Portfolio, The Institutional Small Capitalization—Mid Capitalization Equity Portfolio, The Real Estate Securities Portfolio, The Commodity Returns Strategy Portfolio, The ESG Growth Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio, The Fixed Income Opportunity Portfolio, The Core Fixed Income Portfolio, The U.S. Government Fixed Income Securities Portfolio, The Inflation Protected Securities Portfolio, The U.S. Mortgage/Asset Backed Fixed Income Securities Portfolio, and The U.S. Corporate Fixed Income Securities Portfolio. Mellon Capital is a wholly-owned, indirect subsidiary of The Bank of New York Mellon Corporation. Below are the portfolio managers responsible for making day-to-day investment decisions for that portion of these Portfolios allocated to Mellon Capital. Ms. Karen Wong, Mr. William Cazalet, Mr. Ronald Gala, Ms. Kristin Crawford, Mr. Pete Goslin, Mr. David Kwan, Mr. Paul Benson, Mr. Gregg Lee, Mr. Manual Hayes, Mr. John DiRe, and Ms. Stephanie Shu also provide portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. The assets listed below are managed utilizing a team approach. Certain information about these responsibilities is set forth below.

VALUE EQUITY

INSTITUTIONAL VALUE EQUITY, GROWTH EQUITY

INSTITUTIONAL GROWTH EQUITY

SMALL CAPITALIZATION—MID CAPITALIZATION EQUITY

INSTITUTIONAL SMALL CAPITALIZATION—MID CAPITALIZATION EQUITY PORTFOLIOS

OTHER ACCOUNTS MANAGED — TOTAL

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Karen Wong	105	$90.007 million	97	$82,681 million	78	$128,343 million
William Cazalet	20	$4.783 million	16	$651 million	52	$7,720 million
Ronald Gala	20	$4.783 million	16	$651 million	52	$7,720 million
Kristin Crawford	20	$4.783 million	16	$651 million	52	$7,720 million

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Karen Wong	0	$0	0	$0	0	$0
William Cazalet	0	$0	2	$145 million	7	$755 million
Ronald Gala	0	$0	2	$145 million	7	$755 million
Kristin Crawford	0	$0	2	$145 million	7	$755 million

REAL ESTATE SECURITIES

COMMODITY RETURNS STRATEGY

INTERNATIONAL EQUITY

INSTITUTIONAL INTERNATIONAL EQUITY

EMERGING MARKETS PORTFOLIOS

OTHER ACCOUNTS MANAGED — TOTAL

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Karen Wong	105	$90.007 million	97	$82,681 million	78	$128,343 million
William Cazalet	20	$4.783 million	16	$651 million	52	$7,720 million
Peter Goslin	20	$4.783 million	16	$651 million	52	$7,720 million
Kristin Crawford	20	$4.783 million	16	$651 million	52	$7,720 million

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Karen Wong	0	$0	0	$0	0	$0
William Cazalet	0	$0	2	$145 million	7	$755 million
Peter Goslin	0	$0	2	$145 million	7	$755 million
Kristin Crawford	0	$0	2	$145 million	7	$755 million

THE CORE FIXED INCOME PORTFOLIO

THE U.S. CORPORATE FIXED INCOME SECURITIES PORTFOLIO

THE US GOVERNMENT FIXED INCOME SECURITIES PORTFOLIO

THE US MORTGAGE/ASSET BACKED FIXED INCOME SECURITIES PORTFOLIO

THE FIXED INCOME OPPORTUNITY PORTFOLIO

OTHER ACCOUNTS MANAGED — TOTAL

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Paul Benson	20	$10,225 million	46	$16,370 million	38	$22,820 million
David C. Kwan	20	$10,225 million	46	$16,370 million	38	$22,820 million
Gregg Lee	20	$10,225 million	46	$16,370 million	38	$22,820 million
Manual Hayes	20	$10,225 million	46	$16,370 million	38	$22,820 million
John DiRe	20	$10,225 million	46	$16,370 million	38	$22,820 million
Stephanie Shu	20	$10,225 million	46	$16,370 million	38	$22,820 million

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Paul Benson	0	$0	0	$0	0	$0 million
David C. Kwan	0	$0	0	$0	0	$0 million
Gregg Lee	0	$0	0	$0	0	$0 million
Manual Hayes	0	$0	0	$0	0	$0 million
John DiRe	0	$0	0	$0	0	$0 million
Stephanie Shu	0	$0	0	$0	0	$0 million

THE INFLATION PROTECTED SECURITIES PORTFOLIO

OTHER ACCOUNTS MANAGED — TOTAL

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Paul Benson	20	$10,225 million	46	$16,370 million	38	$22,820 million
David C. Kwan	20	$10,225 million	46	$16,370 million	38	$22,820 million
Wyatt Cerny	20	$10,225 million	46	$16,370 million	38	$22,820 million

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Paul Benson	0	$0	0	$0	0	$0
David C. Kwan	0	$0	0	$0	0	$0
Wyatt Cerny	0	$0	0	$0	0	$0

THE ESG GROWTH PORTFOLIO

OTHER ACCOUNTS MANAGED — TOTAL

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
William Cazalet	20	$4,551 million	17	$681 million	52	$7,048 million
Ronald Gala	20	$4,551 million	17	$681 million	52	$7,048 million
Kristin Crawford	20	$4,551 million	17	$681 million	52	$7,048 million
Karen Q. Wong	109	$100,523 million	97	$78,507 million	79	$122,187 million

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
William Cazalet	None		2	$154.9 million	7	$641.7 million
Ronald Gala	None		2	$154.9 million	7	$641.7 million
Kristin Crawford	None		2	$154.9 million	7	$641.7 million
Karen Q. Wong	None		None		None

CONFLICTS OF INTEREST. Mellon Capital is subject to certain fiduciary standards under federal law and owe clients an affirmative duty of utmost good faith to act solely in the best interests of the client and to make full and fair disclosure of all material facts, particularly where Mellon Capital’s interests may conflict with the client’s best interest.

Performance Fees – We have entered into performance-based fee arrangements for certain client accounts and funds. Most of these arrangements provide for an asset-based management fee, based on the market value of the account at month end, quarter end or based on average market value, plus a performance fee based on the portfolio’s net return in excess of a specified benchmark and/or hurdle rate during a designated period of time. The performance is based on both realized and unrealized gains and losses. Some performance fee calculations include a high water mark, which keeps track of the highest level of performance on which a performance fee has been paid and which must be exceeded in order for an additional performance fee to be assessed. For more detailed information on how performance fees are calculated, please see the applicable private placement memorandum or your investment management agreement.

Side-by-Side Management -“Side-by-side management” refers to our simultaneous management of multiple types of client accounts/investment products. For example, we manage separate accounts, managed accounts/wrap-fee programs, and pooled investment vehicles for clients at the same time. Our clients have a variety of investment objectives, policies, strategies, limitations, and restrictions. Side-by-side management gives rise to a variety of potential and actual conflicts of interest for us, our employees, and our supervised persons. Below we discuss the conflicts that we and our employees and supervised persons face when engaging in side-by-side management and how we deal with them. Note that certain of our employees are also officers or employees of one or more Firm affiliates (“dual officers”). These dual officers undertake investment management duties for the affiliates of which they are officers. When we concurrently manage client accounts/ investment products, and in particular when dual officers or dual employees are involved, this presents the same conflicts as described below. Note that we manage our accounts consistent with applicable laws, and we follow procedures that are reasonably designed to treat our clients fairly and to prevent any client or group of clients from being systematically favored or disadvantaged.

Conflicts of Interest Relating to Side-by-Side Management of Discretionary and Non-Discretionary Accounts - In limited circumstances, we may provide to a third party for which we provide non-discretionary advisory services the same model portfolio used to manage certain of our clients’ accounts. In those cases where we are implementing the model results for only a portion of the assets affected (for example, only the assets over which we have discretionary management authority) and therefore, we cannot apply our internal trade allocation procedures, we will (i) use reasonable efforts to agree on procedures with such non-discretionary clients designed to prevent one group of clients from receiving preferential trading treatment over another group, or (ii) determine that, due to the nature of the assets to be traded or the market on which they are traded, no client would likely be adversely affected if such procedures are not established.

Conflicts of Interest Relating to Performance-Based Fees When Engaging in Side-by-Side Management - We manage accounts that are charged a performance-based fee and other accounts that are charged a different type of fee, such as a flat asset-based fee. We have a financial incentive to favor accounts with performance-based fees because we (and our employees and supervised persons) may have an opportunity to earn greater fees on such accounts as compared to client accounts without performance-based fees. Thus, we have an incentive to direct our best investment ideas to client accounts that pay performance-based fees, and to allocate, aggregate, or sequence trades in favor of such accounts. We also have an incentive to give accounts with performance-based fees better execution and better brokerage commissions.

Conflicts of Interest Relating to Accounts with Different Strategies - We manage numerous accounts with a variety of strategies, which may present conflicts of interest. For example, a long/short position in two client accounts simultaneously can result in a loss to one client based on a decision to take a gain in the other. Taking concurrent conflicting positions in certain derivative instruments can likewise cause a loss to one client and a gain to another. We also may face conflicts of interest when we have uncovered option strategies and significant positions in illiquid securities in side-by-side accounts.

Conflicts of Interest Relating to the Management of Multiple Client Accounts - We perform investment advisory services for various clients. We may give advice and take action in the performance of our duties with respect to any of our other clients which may differ from the advice given, or the timing or nature of action taken, with respect another client. We have no obligation to purchase or sell for a client any security or other property which we purchase or sell for our own account or for the account of any other client, if we believe it is undesirable or impractical to take such action. We may give advice or take action in the performance of our duties with respect to any of our clients which may differ from the advice given, or the timing or nature of action taken, by our affiliates on behalf of their clients.

Conflicts of Interest Relating to Investment in Affiliated Accounts - To the extent permissible under applicable law, we may decide to invest some or all of our temporary investments in money market or similar accounts advised or managed by a BNY Mellon affiliate. In addition, we may invest client accounts in affiliated pooled vehicles. We have an incentive to allocate investments to these types of affiliated accounts in order to generate additional fees for us or our affiliates. In certain instances, we may enter into revenue sharing arrangements with affiliates where we may receive a portion of the fee, or bill the full fee to the client and reimburse the affiliate. We may also enter into wholesale arrangements with affiliates where we receive only a portion of the client fee. For certain accounts with affiliates, some of the fees, such as custody fees, may be waived or rebated.

Conflicts of Interest Relating to the Discretion to Redeem from and Invest in Pooled Investment Vehicles - Our clients may give us discretion to allocate client assets to, and/or redeem client assets from, certain pooled investment vehicles we manage or sub-advise. Sometimes, such discretionary authority is restricted by asset allocation parameters which may limit our discretion to allocate to a percentage range of the value of a client’s account. When a client grants us that discretion, a conflict could arise with respect to such client, and also with respect to other investors in such pooled investment vehicle. We may, for example, have an incentive to maintain a larger percentage of a client’s assets in a fund in order for such assets to act as seed capital, to increase the fund’s assets under management and thus, to make investment by other investors more attractive, or to maintain the continuity of a performance record if the client is the sole remaining investor. Likewise, as the manager or sub-adviser, we will have information that investors will not have about the investments held by a fund and about other investors’ intentions to invest or redeem. Such information could potentially be used to favor one investor over another.

Conflicts of Interest Relating to “Proprietary Accounts” - We, and our existing and future employees may from time to time invest in products managed by the Firm and we or related persons may establish “seeded” funds or accounts for the purpose of developing new investment strategies and products (collectively, “Proprietary Accounts”). Investment by the Firm, or our employees in Proprietary Accounts that invest in the same securities as other client accounts may create conflicts of interest. We have an incentive to favor these Proprietary Accounts by directing our best investment ideas to these accounts or allocating, aggregating, or sequencing trades in favor of such accounts, to the disadvantage of other accounts. We also have an incentive to dedicate more time and attention to our Proprietary Accounts and to give them better execution and brokerage commissions than our other client accounts. We also may waive fees for Proprietary Accounts or for certain affiliated persons who invest in such Proprietary Accounts.

Valuations - A majority of the Firm’s fees are based on the valuations provided by clients’ custodians or pooled accounts’ administrators. However, a conflict of interest may arise in overseeing the valuation of investments in the limited situations where the Firm is involved in the determination of the valuation of an investment. In such circumstances, we require, to the extent possible, pricing from an independent third party pricing vendor. If vendor pricing is unavailable, we then look to other observable inputs for the valuations. In the event that a vendor price or other observable inputs are unavailable or deemed unreliable, the Firm has established a Securities Pricing Committee to make a reasonable determination of a security’s fair value.

Other Conflicts of Interest - As noted previously, we manage numerous accounts with a variety of interests. This necessarily creates potential conflicts of interest for us. For example, may cause multiple accounts to invest in the same investment. Such accounts may have conflicting interests and objectives in connection with such investment, including differing views on the operations or activities of the portfolio company, the targeted returns for the transaction, and the timeframe for and method of exiting the investment. Conflicts may also arise in cases where multiple Firm and/or affiliate client accounts are invested in different parts of an issuer’s capital structure. For example, one of our client accounts could acquire debt obligations of a company while an affiliate’s client account acquires an equity investment. In negotiating the terms and conditions of any such investments, we may find that the interests of the debt-holding client accounts and the equity-holding client accounts may conflict. If that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, debt holding accounts may be better served by a liquidation of an issuer in which it could be paid in full, while equity holding accounts might prefer a reorganization of the issuer that would have the potential to retain value for the equity holders. As another example, holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be Firm client accounts. Any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis. Any such discussions will factor in the interests of the relevant parties and applicable laws.

Addressing Conflicts of Interest - We have a fiduciary duty to manage all client accounts in a fair and equitable manner. To accomplish this, the Firm has adopted various policies and procedures (including, but not limited to, policies relating to trading operations, best execution, trade order aggregation and allocation, short sales, cross-trading, code of conduct, personal securities trading, and purchases of securities from affiliated underwriters). These procedures are intended to help employees identify and mitigate potential side-by-side conflicts of interest such as those described above. We have also developed a conflicts matrix listing potential side-by-side conflicts, the compliance policies and procedures reasonably designed to mitigate such potential conflicts of interest and the corresponding compliance testing program established with the goal of confirming the Firm’s adherence to such policies and procedures.

COMPENSATION. The primary objectives of the Mellon Capital compensation plans are to motivate and reward continued growth and profitability, attract and retain high-performing individuals critical to the on-going success of Mellon Capital, motivate and reward superior business/investment performance and create an ownership mentality for all plan participants.

The investment professionals’ cash compensation is comprised primarily of a market-based base salary and (variable) incentives (cash and deferred). An investment professional’s base salary is determined by the employees’ experience and performance in the role, taking into account the ongoing compensation benchmark analyses. A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Funding for the Mellon Capital Annual and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon Capital profitability. Therefore, all bonus awards are based initially on Mellon Capital’s financial performance. The performance period under which annual incentive opportunities earned covers the January 1 through December 31st calendar year. The compensation for each individual is evaluated on a total compensation basis, in which combined salaries and incentives are reviewed against competitive market data (benchmarks) for each position annually. Incentive awards are 100% discretionary. Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) including both short and long term returns and qualitative behavioral factors. Other factors considered in determining the award are the asset size and revenue growth/retention of the products managed. Awards are paid in partially in cash with the balance deferred through the Long Term Incentive Plan.

These positions that participate in the Long Term Incentive Plan have a high level of accountability and a large impact on the success of the business due to the position’s scope and overall responsibility. This plan provides for an annual award, payable in cash after a three-year cliff vesting period as well as a grant of BNY Mellon Restricted Stock for senior level roles.

Mellon Capital’s portfolio managers responsible for managing mutual funds are paid by Mellon Capital and not by the mutual funds. The same methodology described above is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts. Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under Bank of New York Mellon Deferred Compensation Plan for Employees.

Pacific Investment Management Company LLC (“PIMCO”) PIMCO serves as a Specialist Manager for The Institutional Value Equity Portfolio, The Institutional Growth Equity and The Commodity Returns Strategy Portfolios. The address of PIMCO’s U.S. headquarters is at 650 Newport Center Drive, Newport Beach, CA 92660. PIMCO is a majority owned subsidiary of Allianz Asset Management with minority interests held by certain of its current and former officers, by Allianz Asset Management of America LLC, and by PIMCO Partners, LLC, a California limited liability company. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE.

THE INSTITUTIONAL VALUE EQUITY PORTFOLIO

THE INSTITUTIONAL GROWTH EQUITY PORTFOLIO

Sudi Mariappa and Mohsen Fahmi are primarily responsible for the day-to-day management of the assets of the Portfolios. Sudi Mariappa and Mohsen Fahmi each also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

OTHER ACCOUNTS MANAGED — TOTAL (As of June 30, 2015)

THE INSTITUTIONAL VALUE EQUITY PORTFOLIO

The table below represents the assets and accounts where Sudi Mariappa and Mohsen Fahmi serve as primary portfolio managers. Sudi Mariappa and Mohsen Fahmi have additional responsibilities in managing portfolios besides those where they serve each as primary portfolio manager.

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Sudi Mariappa	13	$23,264.93 million	4	$1,426.69 million	64	$20,033.40 million
Mohsen Fahmi	20	$41,362.42 million	6	$5,606.61 million	6	$2,505.41 million

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Sudi Mariappa	0	$0.00	1	$83.67 million	9	$3,853.09 million
Mohsen Fahmi	0	$0.00	1	$83.67 million	1	$219.83 million

THE INSTITUTIONAL GROWTH EQUITY PORTFOLIO

The table below represents the assets and accounts where Sudi Mariappa and Mohsen Fahmi serve as primary portfolio managers. Sudi Mariappa and Mohsen Fahmi have additional responsibilities in managing portfolios besides those where they serve each as primary portfolio manager.

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Sudi Mariappa	13	$23,264.93 million	4	$1,426.69 million	64	$20,033.40 million
Mohsen Fahmi	20	$41,362.42 million	6	$5,606.61 million	6	$2,505.41 million

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Sudi Mariappa	0	$0.00	1	$83.67 million	9	$3,853.09 million
Mohsen Fahmi	0	$0.00	1	$83.67million	1	$219.83 million

THE COMMODITY RETURNS STRATEGY PORTFOLIO

Nicholas Johnson is primarily responsible for the day-to-day management of the assets of the Portfolio. Mr. Johnson also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

OTHER ACCOUNTS MANAGED — TOTAL

The table below represents the assets and accounts where Nicholas Johnson serves as primary portfolio manager.

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Nicholas Johnson	6	$16,255.49 million	6	$1,489.06 million	9	$1,691.24 million

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Nicholas Johnson	0	$0.00	0	$0.00	0	$0.00

CONFLICTS OF INTEREST. From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Portfolios, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Portfolios, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Portfolios. The other accounts might also have different investment objectives or strategies than the Portfolios.

Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Portfolios or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Portfolios or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Portfolios or other accounts managed by PIMCO.

Knowledge and Timing of Portfolio Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Portfolios. Because of their positions with the Portfolios, the portfolio managers know the size, timing and possible market impact of the Portfolios’ trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Portfolios.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Portfolios and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Portfolios and the other accounts to participate fully. In addition, regulatory issues applicable to PIMCO or one or more Portfolios or other accounts may result in certain Portfolios not receiving securities that may otherwise be appropriate for them. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Portfolios and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting the Portfolios’ investment opportunities may also arise when the Portfolios and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Portfolios own senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Portfolios’ investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Portfolio. Moreover, a Portfolio or other account managed by PIMCO may invest in a transaction in which one or more other portfolios or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. Such portfolios or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between the Portfolios and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Portfolio.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Portfolios. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Portfolios and such other accounts on a fair and equitable basis over time.

COMPENSATION. PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary and discretionary performance bonuses, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Key Principles on Compensation Philosophy include:

•	PIMCO’s pay practices are designed to attract and retain high performers.

•	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic and meritocracy.

•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation.

•	PIMCO’s “Discern and Differentiate” discipline is exercised where individual performance ranking is used for guidance as it relates to total compensation levels.

The Total Compensation Plan consists of three components:

• Base Salary—Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in the market levels. Base salary is paid in regular installments throughout the year and payment dates are in line with local practice.

• Performance Bonus—Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process. Award amounts are determined at the discretion of the Compensation Committee (and/or certain senior portfolio managers, as appropriate) and will also consider firm performance.

• Long Term Incentive Compensation—Long Term Incentive Plan (LTIP) is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and long-term incentive awards. PIMCO incorporates a progressive allocation of long-term incentive awards as a percentage of total compensation which is in line with market practices.

The LTIP provides participants with cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to PIMCO’s success.

Participation in the LTIP is contingent upon continued employment at PIMCO.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•	3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Portfolios) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;

•	Amount and nature of assets managed by the portfolio manager;

•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);

•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;

•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;

•	Contributions to asset retention, gathering and client satisfaction;

•	Contributions to mentoring, coaching and/or supervising; and

•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any portfolio or any other account managed by that portfolio manager.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

PORTFOLIO MANAGER OWNERSHIP: To the best of our knowledge, based on the information available for the time period ending June 30, 2015 the portfolio managers of the Commodity Returns Strategy Portfolio, the Fixed Income Opportunity Portfolio, the Institutional Value Equity Portfolio and the Institutional Growth Equity Portfolio did not own any shares of those funds.

Parametric Portfolio Associates LLC (“Parametric”.) Parametric serves as a Specialist Manager to The Value Equity Portfolio, The Institutional Value Equity Portfolio, The Growth Equity Portfolio, The Institutional Growth Equity Portfolio, The Small Capitalization—Mid Capitalization Equity Portfolio, The Institutional Small Capitalization—Mid Capitalization Equity Portfolio, The

Real Estate Securities Portfolio, The Commodity Returns Strategy Portfolio, The ESG Growth Portfolio, The International Equity Portfolio, The Institutional International Equity Portfolio, The Emerging Markets Portfolio and The Fixed Income Opportunity Portfolio. Listed below are the portfolio managers responsible for making day-to-day investment decisions for that portion of these Portfolios allocated to Parametric. Messrs. Lee, Strohmaier and Zweber are portfolio managers for the Defensive Equity Strategy and provide portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Messrs. Henne, Talmo and Nelson are portfolio managers for the Liquidity Strategy and provide portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Messrs. Henne, Talmo and Nelson are also portfolio managers for The ESG Growth Portfolio.

DEFENSIVE EQUITY STRATEGY: OTHER ACCOUNTS MANAGED — TOTAL*

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Tom Lee, CFA	2	$154 million	5	$1,899 million	31	$3.03 billion
Jay Strohmaier, CFA	1	$132 million	1	$1,521 million	16	$1.79 billion
Alex Zweber, CFA	1	$132 million	1	$1,521 million	16	$1.79 billion

*	None of these accounts has an advisory fee based on performance.

Note: The Adviser or Sub-Adviser utilizes a team-based approach to portfolio management, and each of the portfolio managers listed are jointly and primarily responsible for the management of a portion of the accounts listed in each category.

LIQUIDITY STRATEGY:

THE ESG GROWTH PORTFOLIO:

OTHER ACCOUNTS MANAGED — TOTAL*

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Justin Henne, CFA	31	$624 million	0	$0	396	$52.35 billion
Clint Talmo, CFA	0	$0	0	$0 million	201	$26.06 billion
Jason Nelson, CFA	0	$0	0	$0 million	201	$26.06 billion

*	None of these accounts has an advisory fee based on performance.

CONFLICTS OF INTEREST. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Portfolio’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other hand. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Portfolio and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the Portfolio and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Portfolio. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. Parametric has adopted policies and procedures designed to address these potential conflicts including a code of ethics and policies which govern Parametric’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.

COMPENSATION. Parametric’s compensation structure for senior portfolio managers consists of a fixed base salary and an incentive bonus that is determined annually based on a percentage of the firm’s operating profit. In addition, senior portfolio managers who are also principals of the firm receive quarterly equity-based distributions based on their percentage of ownership of the firm. Other investment professionals receive a fixed base salary and an annual discretionary bonus that is determined based on the individual’s performance and the financial performance of the firm. Individual investment professional performance is assessed by the chief investment officer based on the quality of service and advice provided to clients and the level of value added to the investment team and Parametric. None of the investment professionals’ compensation is directly tied to account performance or the value of assets held in accounts or growth in the value of accounts. Some portfolio managers who are not currently equity owners of the firm may receive an incentive grant that has some of the characteristics of actual equity ownership but is not actual equity in the firm (i.e., phantom equity).

Pzena Investment Management LLC (“Pzena”) Pzena serves a Specialist Manager for The Small Capitalization—Mid Capitalization Equity Portfolio and The Institutional Small Capitalization—Mid Capitalization Equity Portfolio. Pzena is an investment adviser registered with the Securities and Exchange Commission pursuant to the Investment Advisers Act. Its headquarters are located at 320 Park Avenue, 8th Floor, New York, NY 10022. Pzena Investment Management Inc., a publicly traded company (PZN), is the sole managing member of Pzena. The address of Pzena Investment Management, Inc.’s headquarters is 320 Park Avenue, 8th Floor, New York, NY 10022. Evan Fox, Benjamin Silver and John Flynn are primarily responsible for the day-to-day management of that portion of the assets of the Portfolios allocated to Pzena. These individuals also provide portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

OTHER ACCOUNTS MANAGED — TOTAL

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Evan Fox	0	$0	0	$0	0	$0
Benjamin S. Silver	5	$88,348.76 million	30	$757.24 million	104	$4,801.01 million
John J. Flynn	0	$0	9	$21.54 million	31	$1,228.53 million

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Evan Fox	0	$0	0	$0	0	$0
Benjamin S. Silver	1	$55,483.38 million	0	$0	3	$772.92 million
John J. Flynn	0	$0	0	$0	1	$6.77 million

CONFLICTS OF INTEREST. In Pzena’s view, conflicts of interest may arise in managing the Portfolios’ investments, on the one hand, and the portfolios of Pzena’s other clients and/or accounts (together “Accounts”), on the other. Set forth below is a brief description of some of the material conflicts that may arise and Pzena’s policy or procedure for handling them. Although Pzena has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

The management of multiple Accounts inherently means there may be competing interests for the portfolio management team’s time and attention. Pzena seeks to minimize this by utilizing one investment approach (i.e., classic value investing), and by managing all Accounts on a product specific basis. Thus, all small cap value Accounts, whether they be Portfolios’ accounts, institutional accounts or individual accounts are managed using the same investment discipline, strategy and proprietary investment model as those used for the Portfolios.

If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Account, the Portfolios may not be able to take full advantage of that opportunity. However, Pzena has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly. First, all orders are allocated among portfolios of the same or similar mandates at the time of trade creation/ initial order preparation. Factors affecting allocations include availability of cash to existence of client imposed trading restrictions or prohibitions, and the tax status of the Account. The only changes to the allocations made at the time of the creation of the order, are if there is a partial fill for an order. Depending upon the size of the execution, Pzena may choose to allocate the executed shares through pro-rata breakdown, or on a random basis. As with all trade allocations each Account generally receives pro rata allocations of any new issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding an account from an otherwise acceptable IPO or new issue investment include the account having FINRA restricted person status, lack of available cash to make the purchase, or a client imposed trading prohibition on IPOs or on the business of the issuer.

With respect to securities transactions for the Accounts, Pzena determines which broker to use to execute each order, consistent with its duty to seek best execution. Pzena will bunch or aggregate like orders where to do so will be beneficial to the Accounts. However, with respect to certain Accounts, Pzena may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Pzena may place separate, non-simultaneous, transactions for the Portfolios and another Account, which may temporarily affect the market price of the security or the execution of the transaction to the detriment one or the other.

Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the Portfolios or other Accounts. To address this, Pzena has adopted a written Code of Business Conduct and Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Portfolio shareholders’ interests) or its current investment strategy. The Code of Business Conduct and Ethics generally requires that most transactions in securities by Pzena’s Access Persons and their spouses, whether or not such securities are purchased or sold on behalf of the Accounts, be cleared prior to execution by appropriate approving parties and compliance personnel. Securities transactions for Access Persons’ personal accounts also are subject to monthly reporting requirements, and annual and quarterly certification requirements. Access Person is defined to include any employee or officer of Pzena. In addition, no Access Person shall be permitted to effect a short-term trade (i.e., to purchase and subsequently sell, or to sell and subsequently purchase, within 60 calendar days) of non-exempt securities. Finally, orders for proprietary Accounts (i.e., accounts of Pzena’s principals, affiliates or employees or their immediate family which are managed by Pzena) are subject to written trade allocation procedures designed to ensure fair treatment to client accounts.

Proxy voting for the Portfolios’ and the other Accounts’ securities holdings may also pose certain conflicts. Pzena has identified the following areas of concern: (1) where Pzena manages the assets of a publicly traded company, and also holds that company’s or an affiliated company’s securities in one or more Accounts; (2) where Pzena manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more Accounts; (3) where Pzena has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios; and (4) where a Pzena officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. For purposes hereof, an immediate family member shall be a spouse, child, parent, or sibling. Pzena proxy policies provide for various methods of dealing with these and any other conflict scenarios subsequently identified, including notifying clients and seeking their consent or instructions on how to vote, and deferring to the recommendation of an independent third party where a conflict exists.

Pzena manages some Accounts under performance based fee arrangements. Pzena recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying the higher performance fee. To prevent conflicts of interest associated with managing accounts with different compensation structures, Pzena generally requires portfolio decisions to be made on a product specific basis. Pzena also requires pre-allocation of all client orders based on specific fee-neutral criteria set forth above. Additionally, Pzena requires average pricing of all aggregated orders. Finally, Pzena has adopted a policy prohibiting portfolio managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.

COMPENSATION. Portfolio managers and other investment professionals at Pzena are compensated through a combination of fixed base salary, performance bonus and equity ownership, if appropriate due to superior performance. Pzena avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm’s value investment philosophy. The portfolio managers’ bonuses are not specifically dependent upon the performance of the Portfolios relative to the performance of the Portfolios’ benchmarks. For investment professionals, we examine such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management. However, we always look at the person as a whole and the contributions that they have made and are likely to make in the future. The time frame we examine for bonus compensation is annual. Longer-term success is required for equity ownership consideration. Ultimately, equity ownership is the primary tool used by Pzena for attracting and retaining the best people. The equity ownership in Pzena as of June 30, 2015 of each member of the investment team who makes investment decisions for the Portfolios is as follows:

Evan Fox	Less than 5%
Benjamin S. Silver	Less than 5%
John J. Flynn	Less than 5%

Standish Mellon Asset Management Company LLC (“Standish”) Standish serves as the Specialist Manager for The Intermediate Term Municipal Bond Portfolio. Standish is a wholly-owned, indirect subsidiary of The Bank of New York Mellon Corporation. Christine Todd, CFA and Daniel Marques, CFA are responsible for the day-to-day management of the Portfolio. These individuals also provide portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

OTHER ACCOUNTS MANAGED* — TOTAL

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Christine Todd	3	$1.3 billion	1	$404 million	73	$404 million
Daniel Marques	1	$1.5 billion	1	$383 million	237	$1.6 billion

*	None of these accounts has an advisory fee based on performance.

CONFLICTS OF INTEREST. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the fund as well as one or more other accounts. The adviser has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another.

• A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The adviser has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

• A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the adviser generally requires that such trades be “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the adviser will place the order in a manner intended to result in as favorable a price as possible for such client.

• A portfolio manager may favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the adviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The investment performance for specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below.

• A portfolio manager may favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The adviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

• If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, the adviser seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

COMPENSATION. Standish, not the Portfolio, compensates the portfolio managers. The portfolio managers’ compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long term).

Funding for the Standish Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Standish’s overall performance as opposed to the performance of a single product or group.

All investment professionals are eligible to receive incentive awards. Cash awards are payable in the February month end pay of the following year. Most of the awards granted have some portion deferred for three years in the form of deferred cash, The Bank of New York Mellon equity, investment vehicle (consisting of investments in a range of Standish Products), or a combination of the above.

Individual awards for portfolio managers are discretionary, based on both individual and multi-sector product risk adjusted performance relative to both benchmarks and peer comparisons over one year, three year and five year periods. Also considered in determining individual awards are team participation and general contributions to Standish. Individual objectives and goals are also established at the beginning of each calendar year and are taken into account.

Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to BNY Mellon’s Elective Deferred Compensation Plan.

Sustainable Growth Advisers (“SGA”) serves as a Specialist Manager for The Growth Equity Portfolio and the Institutional Growth Equity Portfolio. The principals and officers of SGA own a controlling interest in SGA. George P. Fraise, Gordon M. Marchand and Robert L. Rohn, who together co-founded SGA in 2003, will be primarily responsible for day-to-day management of that portion of these Portfolios’ assets allocated to SGA. This team also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

OTHER ACCOUNTS MANAGED*

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
George P. Fraise	17	$3.222 billion	13	$692 million	54	$1.657 billion
Gordon M. Marchand	17	$3.222 billion	13	$692 million	54	$1.657 billion
Robert L. Rohn	17	$3.222 billion	13	$692 million	54	$1.657 billion

*	None of these accounts has an advisory fee based on performance.

CONFLICTS OF INTEREST. SGA has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager’s management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager compensation and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, SGA believes that all issues relating to potential material conflicts of interest involving this Portfolio and its other managed accounts have been addressed.

COMPENSATION. SGA’s portfolio manager compensation program consists of a base salary and participation in a company-funded retirement plan. In addition, all of SGA’s portfolio managers are equity owners of SGA, which entitles them to share in the firm’s profits and the long-term growth of the firm.

Vaughan Nelson Investment Management, L.P. —(“Vaughan Nelson”) serves as a Specialist Manager of The Commodity Returns Strategy Portfolio. Vaughan Nelson is an indirect wholly-owned subsidiary of Natixis Global Asset Management SA, a French investment banking/financial services firm, of which a minority share of ownership is publicly traded on the Euronext exchange in Paris. Vaughan Nelson is headquartered at 600 Travis Street, Suite 6300, Houston, Texas 77002. Founded in 1970, Vaughan Nelson has approximately $12.5 billion in assets under management as of December 31, 2015, in equity and fixed income strategies with its fixed income portfolio management team managing $3.1 billion in assets.

Listed below, effective March 29, 2016, are the portfolio managers responsible for making day-to-day investment decisions for The Commodity Returns Strategy Portfolio.

OTHER ACCOUNTS MANAGED — TOTAL (as of February 29, 2016)

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Steve Henriksen	0	$0	0	$0	155	$3,069 million
Charles Ellis	0	$0	0	$0	155	$3,069 million
Blanca Garza-Bianco	0	$0	0	$0	155	$3,069 million

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Steve Henriksen	0	$0	0	$0	0	$0
Charles Ellis	0	$0	0	$0	0	$0
Blanca Garza-Bianco	0	$0	0	$0	0	$0

CONFLICTS OF INTERESTS.

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Vaughan Nelson has adopted policies and procedures to mitigate the effects of each of these conflicts.

COMPENSATION.

The compensation program at Vaughan Nelson is designed to align the interests of portfolio management professionals with the interests of clients and Vaughan Nelson by retaining top-performing employees and creating incentives to enhance Vaughan Nelson’s long-term success.

Compensation of portfolio management professionals includes a fixed base salary, a variable bonus and deferral plan and a contribution to the firm’s retirement plan.

All portfolio management professionals (at the discretion of the Compensation Committee of the Vaughan Nelson Board) participate in the variable bonus and deferral plan component which, as a whole, is based upon a percentage of Vaughan Nelson’s net profit. Each portfolio management professional’s participation in the variable bonus and deferral plan is based upon many factors, including but not limited to

• Performance of the strategy managed (both absolute and relative to peers)

• Amount of revenue derived from the strategy managed

• Contribution to the development and execution of the firm’s investment philosophy and process

• Participation and effectiveness in performing client service activities and marketing initiatives

The degree to which any one factor influences participation in the bonus pool will vary between individuals and over time. A portion of the variable bonus is subject to deferral and each participant has the option to invest the deferral into Vaughan Nelson managed product(s) while it vests. Each year’s deferral is paid out over a period of three years. Payments are conditioned upon compliance with non-compete and non-solicitation arrangements.

The contribution to the firm’s retirement plan is based on a percentage (at the discretion of the Vaughan Nelson Board) of total cash compensation (subject to the IRS limits) and such percentage is the same for all firm personnel. Compensation at Vaughan Nelson is determined by the Compensation Committee at the recommendation of the Chief Executive Officer.

There is no distinction for purposes of compensation between the Fund and any other accounts managed.

Wellington Management Company LLP — (“Wellington Management”) services as the Specialist Manager for The Real Estate Securities Portfolio and The Commodity Returns Strategy Portfolio. Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, MA 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of June 30, 2015, Wellington Management had investment management authority with respect to approximately $936 billion in assets.

Listed below is the portfolio manager responsible for making day-to-day investment decisions for The Real Estate Securities Portfolio.

Bradford D. Stoesser, Managing Director and Global Industry Analyst of Wellington Management, has served as Portfolio Manager of The Real Estate Securities Portfolio since September 1, 2010. Mr. Stoesser joined Wellington Management as an investment professional in 2005.

Mr. Stoesser also provides portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities, as of June 30, 2015, is set forth below.

THE REAL ESTATE SECURITIES PORTFOLIO

OTHER ACCOUNTS MANAGED — TOTAL

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	TOTAL ASSETS	NUMBER OF ACCOUNTS	TOTAL ASSETS	NUMBER OF ACCOUNTS	TOTAL ASSETS
Bradford D. Stoesser	6	$125,667,024	24	$279,479,992	54	$1,130,934,967

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER OF ACCOUNTS	TOTAL ASSETS	NUMBER OF ACCOUNTS	TOTAL ASSETS	NUMBER OF ACCOUNTS	TOTAL ASSETS
Bradford D. Stoesser	0	$—	2	$7,150,950	8	$155,860,064

Listed below, effective January 1, 2016, are the portfolio managers responsible for making day-to-day investment decisions for The Commodity Returns Strategy Portfolio.

Jay Bhutani and David A. Chang, CFA are primarily responsible for the day-to-day management of the assets of the Portfolio.

These individuals also provide portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities, as of June 30, 2014, is set forth below.

COMMODITY RETURNS STRATEGY PORTFOLIO

OTHER ACCOUNTS MANAGED — TOTAL

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Jay Bhutani	3	$281,014,565	14	$462,230,540	1	$773
David A. Chang, CFA	0	$—	15	$4,730,001,772	5	$1,179,733,455

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Jay Bhutani	0	$—	0	$—	0	$—
David A. Chang, CFA	0	$—	1	$49,001,894	1	$108,325,087

CONFLICTS OF INTERESTS. Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Portfolio’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Portfolios (“Portfolio Managers”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Portfolios. The Portfolio Managers make investment decisions for each account, including each Portfolio, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Portfolio and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Portfolio.

A Portfolio Manager or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Portfolio, or make investment decisions that are similar to those made for the relevant Portfolio, both of which have the potential to adversely impact the relevant Portfolio depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the relevant Portfolio and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Portfolio’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Portfolios. Messrs. Bhutani, Chang and Stoesser also manage accounts which pay performance allocations to Wellington Management or its affiliates. Mr. Bhutani is Director of one of Wellington Management’s affiliates and is located outside of the U.S. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the Portfolio Managers. Finally, the Portfolio Managers may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

COMPENSATION. Wellington Management receives a fee based on the assets under management of each Portfolio as set forth in the Investment Subadvisory Agreements between Wellington Management and HC Capital Trust on behalf of each Portfolio. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Portfolio. The following information is as of June 30, 2015.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Portfolio’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Portfolios (“Portfolio Managers”) includes a base salary and incentive components. The base salary for each Portfolio Manager who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salaries for the other Portfolio Managers are determined by the Portfolio Managers’ experience and performance in their roles as a Portfolio Manager. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of a Portfolio

Manager’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Portfolio managed by the Portfolio Manager and generally each other account managed by such Portfolio Manager. Each Portfolio Manager’s incentive payment relating to the relevant Portfolio is linked to the gross pre-tax performance of the portion of the Portfolio managed by the Portfolio Manager compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results. In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in five-year performance comparison period which will be fully implemented by December 31, 2016. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these Portfolio Managers, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Managers may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Chang is a Partner.

Portfolio	Benchmark Index and/or Peer Group for Incentive Period
Commodity Returns Strategy Portfolio – Commodities	S&P GSCI Commodity Equal Sector Weighted Index

Commodity Returns Strategy Portfolio – Global Natural Resources	MSCI World Paper & Forest Products (10%), MSCI World Metals & Mining (30%) and MSCI World Energy (60%) until 4/30/2015; effective 5/1/2015, MSCI All-Country World Energy Index (65%) and MSCI All-Country World Metals & Mining Index (35%)

Real Estate Securities Portfolio	Dow-Jones U.S. Select Real Estate Securities Index

Western Asset Management Company (“Western Asset”) Western Asset serves as a Specialist Manager for The Fixed Income Opportunity Portfolio. S. Kenneth Leech, Anup Agarwal, Ian Justice, and Harris Trifon are responsible for making day-to-day investment decisions for the portion of the Portfolio allocated to Western Asset. Messrs. Leech, Agarwal, Justice, and Trifon also provide portfolio management for certain other registered investment companies, pooled investment vehicles and separately managed accounts. Certain information about these responsibilities is set forth below.

OTHER ACCOUNTS MANAGED — TOTAL*

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
S. Kenneth Leech	104	$185,809 million	242	$92,258 million	678	$179,132 million
Anup Agarwal	3	$1,538 million	11	$4,830 million	53	$5,554 million
Ian Justice	—	n/a	—	n/a	—	n/a
Harris Trifon	—	n/a	—	n/a	—	n/a

OTHER ACCOUNTS MANAGED — OF TOTAL LISTED ABOVE, THOSE WHOSE ADVISORY FEE IS BASED ON PERFORMANCE

	OTHER REGISTERED INVESTMENT COMPANIES		OTHER POOLED INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
S. Kenneth Leech	—	n/a	9	$1,526 million	55	$17,007 million
Anup Agarwal	—	n/a	3	$286 million	—	n/a
Ian Justice	—	n/a	—	n/a	—	n/a
Harris Trifon	—	n/a	—	n/a	—	n/a

CONFLICTS OF INTEREST. Western Asset has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Firm has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions, the Adviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Firm may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Western Asset’s team approach to portfolio management and block trading approach works to limit this potential risk.

The Firm also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimus value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of the Firm have access to transactions and holdings information regarding client accounts and the Firm’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, the Firm maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Firm’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Firm’s compliance monitoring program.

Western Asset may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. The Firm also maintains a compliance monitoring program and engages independent auditors to conduct a SSAE16/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

COMPENSATION. At Western Asset, one compensation methodology covers all products and functional areas, including portfolio managers. The Firm’s philosophy is to reward its employees through Total Compensation. Total Compensation is reflective of the external market value for skills, experience, ability to produce results, and the performance of one’s group and the Firm as a whole.

Discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to the Firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by a formal review process.

For portfolio managers, the formal review process includes a thorough review of portfolios they were assigned to lead or with which they were otherwise involved, and includes not only investment performance, but maintaining a detailed knowledge of client portfolio objectives and guidelines, monitoring of risks and performance for adherence to these parameters, execution of asset allocation consistent with current Firm and portfolio strategy, and communication with clients. In reviewing investment performance, one, three, and five year annualized returns are measured against appropriate market peer groups and to each fund’s benchmark index.

DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS. As noted in the Prospectuses, each Portfolio will distribute substantially all of its net investment income and net realized capital gains, if any. The Value Equity Portfolio, The Growth Equity Portfolio, The Small Capitalization—Mid Capitalization Equity Portfolio, The Real Estate Securities Portfolio, The Institutional Value Equity Portfolio, The Institutional Growth Equity Portfolio, The Institutional Small Capitalization—Mid Capitalization Equity Portfolio, The Fixed Income Opportunity Portfolio and The Commodity Returns Strategy Portfolio will declare and distribute dividends from net investment income on a quarterly basis. The International Equity Portfolio and The Institutional International Equity Portfolio will declare dividends semi-annually. The Emerging Markets Portfolio will declare dividends annually. Income dividends on each of the Income Portfolios are paid monthly. The Trust expects to distribute any undistributed net investment income and capital gains for the 12-month period ended each October 31, on or about December 31 of each year.

TAX INFORMATION. The following summarizes certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussions here and in the Prospectuses are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisor with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectuses and this Additional Statement are based on the Internal Revenue Code and the laws and regulations issued thereunder as in effect on the date of this Additional Statement. Future legislative or administrative changes or court decisions may significantly change the statements included herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

TAX TREATMENT OF THE PORTFOLIOS. Each Portfolio of the Trust will be treated as a separate corporate entity under the Code and intends to qualify and continue to qualify as a regulated investment company (“RIC”). A Portfolio that qualifies as a RIC under Subchapter M of the Code will not be subject to federal income taxes on the net investment income and net realized capital gains that the Portfolio timely distributes to the Portfolio’s shareholders. Each Portfolio will seek to qualify for treatment as a RIC under the Code. Provided that for each tax year, a Portfolio (i) meets the requirements to be treated as a RIC (as discussed below) and (ii) distributes an amount at least equal to the sum of 90% of the Portfolio’s investment company taxable income for such year (including, for this purpose, the excess of net realized short-term capital gains over net long-term capital losses) computed without regard to the dividends-paid deduction and 90% of its net tax-exempt income for such year (the “Distribution Requirement”), the Portfolio itself will not be subject to federal income taxes to the extent the Portfolio’s net investment income and the Portfolio’s net realized capital gains, if any, are distributed to the Portfolio’s shareholders. One of several requirements for RIC qualification is that the Portfolio must receive at least 90% of the Portfolio’s gross income each year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to the Portfolio’s business of investing in stock, securities, and foreign currencies, and net income derived from interests in qualified publicly traded partnerships (the “90% Test”). Income and gains from transactions in commodities such as precious metals and minerals will not qualify as income from “securities” for purposes of the 90% Test. A second requirement for qualification as a RIC is that a Portfolio must diversify its holdings so that, at the end of each quarter of the Portfolio’s taxable year: (a) at least 50% of the market value of the Portfolio’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Portfolio’s total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers which the Portfolio controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships (the “Asset Test”).

If a Portfolio fails to satisfy the 90% Test or the Asset Test in any taxable year, the Portfolio may be eligible for relief provisions if the failure is due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to the failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the Asset Test where a Portfolio corrects the failure within a specified period of time. In order to be eligible for the relief provisions with respect to a failure to meet the Asset Test, a Portfolio may be required to dispose of certain assets. If these relief provisions were not available to a Portfolio and it were to fail to qualify for treatment as a RIC for a taxable year, all of its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. Under such circumstances, Portfolio distributions (including capital gains distributions) generally would be taxable as ordinary income dividends to its shareholders, subject if certain requirements are met to the dividends received deduction for corporate shareholders and lower tax rates on qualified dividend income received by noncorporate shareholders. To requalify for treatment as a RIC in a subsequent taxable year, the Portfolio would be required to satisfy the RIC qualification requirements for that year and to distribute any earnings and profits from any year in which the Portfolio failed to qualify for tax treatment as a RIC. If a Portfolio fails to qualify as a RIC for a period longer than two taxable years, it would generally be required to pay a Portfolio -level tax on certain net built-in gains recognized with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a RIC in a subsequent year.

If a Portfolio meets the Distribution Requirement but retains some or all of its income or gains, it will be subject to federal income tax to the extent any such income or gains are not distributed. The Portfolio may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Portfolio on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares in the Portfolio by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

Each Portfolio will generally be subject to a nondeductible 4% federal excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income, for the one-year period ending on October 31 of such year, plus certain other amounts. Each Portfolio intends to make sufficient distributions, or deemed distributions, to avoid imposition of the excise tax but can make no assurances that all such tax liability will be eliminated.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a RIC’s net investment income. Instead, for U.S. federal income tax purposes, potentially subject to certain limitations, a Portfolio may carry net capital losses from any taxable year forward to offset capital gains in future years. Unused net capital loss carryforwards that arose in tax years that began on or before December 22, 2010 (“Pre-2011 Losses”) are available to be applied against future capital gains, if any, realized by the Portfolio prior to the expiration of the carryforwards. If a Portfolio has a net capital loss for a taxable year beginning after December 22, 2010 (a “Post-2010 Loss”), the excess of the Portfolio’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of such Portfolio’s next taxable year, and the excess (if any) of the Portfolio’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Portfolio’s next taxable year. Post-2010 Losses can be carried forward indefinitely to offset capital gains, if any, in years following the year of the loss, and such carryforwards must be utilized before the Portfolio can utilize carryforwards of Pre-2011 Losses. Generally, the Portfolio may not carry forward any losses other than net capital losses. Under certain circumstances, the Portfolio may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Each Portfolio intends to distribute substantially all its net investment income and net realized capital gains to shareholders, at least annually. The distribution of net investment income and net realized capital gains will be taxable to Portfolio shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares.

TAX MATTERS RELATING TO THE USE OF CERTAIN HEDGING INSTRUMENTS AND FOREIGN INVESTMENTS. Certain of the Portfolios may write, purchase or sell certain options, futures and foreign currency contracts. Such transactions are subject to special tax rules that may affect the amount, timing and character of distributions to shareholders. Unless a Portfolio is eligible to make, and makes, a special election, any such contract that is a “Section 1256 contract” will be “marked-to-market” for Federal income tax purposes at the end of each taxable year, i.e., each contract will be treated for tax purposes as though it had been sold for its fair market value on the last day of the taxable year. In general, unless the special election referred to in the previous sentence is made, gain or loss from transactions in Section 1256 contracts will be 60% long term and 40% short term capital gain or loss. Additionally, Section 1092 of the Code, which applies to certain “straddles,” may affect the tax treatment of income derived by a Portfolio from transactions in option, futures and foreign currency contracts. In particular, under this provision, a Portfolio may, for tax purposes, be required to postpone recognition of losses incurred in certain closing transactions. Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing, and character of income, gain or loss recognized by the Trust.

Under these rules, foreign exchange gain or loss realized with respect to foreign currency-denominated debt instruments, foreign currency forward contracts, foreign currency-denominated payables and receivables, and foreign currency options and futures contracts (other than options, futures, and foreign currency contracts that are governed by the mark-to-market and 60%-40% rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss.

Under the Code, dividends or gains derived by a Portfolio from any investment in a “passive foreign investment company” or “PFIC” — a foreign corporation 75% or more of the gross income of which consists of interest, dividends, royalties, rents, annuities or other “passive income” or 50% or more of the assets of which produce “passive income” — may subject a Portfolio to U.S. federal income tax even with respect to income distributed by the Portfolio to its shareholders. In order to address the tax consequences described above, those Portfolios authorized to invest in foreign securities will report investments in PFICs, or will elect mark-to-market or flow-through treatment for PFIC investments which will in many cases require the Portfolios to recognize ordinary income each year with respect to those investments.

The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Portfolio, and investments in PFICs, are complex and, in some cases, uncertain. Such transactions and investments may cause a Portfolio to recognize taxable income prior to the receipt of cash, thereby requiring the Portfolio to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax.

TAX TREATMENT OF COMMODITY-LINKED STRUCTURED NOTES. The status of commodity-linked structured notes under tests to qualify as a RIC under the Code is not certain. As described above, in order to qualify for the special tax treatment accorded RICs and their shareholders, a Portfolio must, among other things, derive at least 90% of its income from certain specified sources (“qualifying income”). Qualifying income includes (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships,” as defined above. The Commodity Returns Strategy Portfolio has received a private letter ruling from the IRS confirming that the income and gain arising from certain types of commodity-linked notes in which the Portfolio invests constitute “qualifying income” under the Code. If the commodity-linked instruments in which the Portfolio invests are not regarded as producing qualifying income, then the Portfolio would fail to qualify as a RIC. If the Portfolio fails to qualify as a RIC, the Portfolio will be subject to federal income tax on its ordinary income and capital gains at regular corporate rates (without a deduction for distributions to shareholders) which will reduce net asset value per share. When distributed, that income would also be taxable to shareholders as an ordinary dividend to the extent attributable to the Portfolio’s earnings and profits.

TAX TREATMENT OF SHARES OF THE SUBSIDIARIES. Certain income from commodity-linked swaps and certain other commodity-linked derivatives does not constitute qualifying income, meaning that the Portfolio may not receive more than 10% of its gross income from direct investments in such instruments. However, The Commodity Returns Strategy Portfolio has received a private letter ruling from the IRS confirming that income derived from the Portfolio’s investment in the Subsidiaries will constitute qualifying income to the Portfolio. If income derived from the Portfolio’s investment in its Subsidiaries were not considered to be qualifying income, the Portfolio would fail to qualify as a RIC.

In addition, to qualify for the special tax treatment accorded RICs and their shareholders, a Portfolio must satisfy several diversification requirements, including the requirement that not more than 25% of the value of the Portfolio’s total assets may be invested in the securities (other than those of the US government or other RICs) of any one issuer or of two or more issuers which the Portfolio controls and which are engaged in the same, similar, or related trades or businesses. Therefore, The Commodity Returns Strategy Portfolio may not invest any more than 25% of the value of its assets in the Subsidiaries. Absent this diversification requirement, the Portfolio would be permitted to invest more than 25% of the value of its assets in the Subsidiary.

The Subsidiaries will be treated as controlled foreign corporations (“CFCs”). The Commodity Returns Strategy Portfolio will be treated as a “U.S. Shareholder” of the Subsidiaries. As a result, the Portfolio will be required to include in gross income for U.S. federal income tax purposes all of its Subsidiaries’ “subpart F income,” whether or not such income is distributed by the Subsidiaries. It is expected that all of the Subsidiaries’ income will be “subpart F income.” The Portfolio’s recognition of the Subsidiaries’ “subpart F income” will increase such Portfolio’s tax basis in its Subsidiaries. Distributions by the Subsidiaries to the Portfolio will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Portfolio’s tax basis in its Subsidiaries. “Subpart F income” is generally treated as ordinary income, regardless of the character of the Subsidiaries’ underlying income. If a net loss is realized by the Subsidiaries, such loss is not generally available to offset the income earned by the Portfolio.

INVESTMENTS IN REAL ESTATE INVESTMENT TRUSTS. The Real Estate Securities Portfolio may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or which are, or have certain wholly-owned subsidiaries that are “taxable mortgage pools”. Under Treasury regulations that have not yet been issued, but may apply retroactively, a portion of the Portfolio’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or, possibly, equity interests in a taxable mortgage pool (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a regulated investment company, such as The Real Estate Securities Portfolio, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses, (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (such as a government or governmental agency, a tax-exempt organization not subject to UBIT and certain other organizations) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Specialist Manager does not intend to invest a substantial portion of The Real Estate Securities Portfolio’s assets in REITs which generate excess inclusion income.

Due to the nature or timing of distributions by REITs, the Portfolio anticipates that a portion of its distributions may be treated as a return of capital under the Code, rather than ordinary income or long-term capital gain. Any return of capital will reduce a shareholder’s tax basis in fund shares and, to the extent such basis is exceeded, will generally give rise to capital gains.

Typically, shareholders in the Portfolio will receive a statement that shows the tax status of distributions you received the previous year. The Portfolio may at times find it necessary to reclassify income after it issues shareholder’s tax information reporting statement. This can result from rules in the Code that effectively prevent regulated investment companies such as the Trust from ascertaining with certainty until after the calendar year end the final amount and character of distributions the Portfolio has received on its investments, particularly in REITs, during the prior calendar year. Prior to issuing statements, the Trust makes every effort to identify reclassifications of income to reduce the number of corrected forms mailed to shareholders. The Portfolio may obtain an extension of time, of up to one month, to send shareholders in the Portfolio shareholder’s original tax information reporting statement in order to ascertain that the tax status of distributions received are correctly categorized; or the Portfolio will send affected shareholders corrected tax information reporting statement to reflect reclassified information after the Portfolio’s fiscal year end.

SALES OF SHARES. Upon the disposition of shares of a Portfolio (whether by redemption or sale), a shareholder may realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-term generally depending upon the shareholder’s holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares. Additionally, any loss realized upon the sale or exchange of Portfolio shares with a tax holding period of six months or less may be disallowed to the extent of any distributions treated as exempt interest dividends with respect to such shares. If a Portfolio redeems a shareholder in-kind rather than in cash, the shareholder would realize the same gain or loss as if the shareholder had been redeemed in cash. Further, the shareholder’s basis in the securities received in the in-kind redemption would be the securities’ fair market value on the date of the in-kind redemption.

The Portfolio will report gains and losses realized on redemptions of shares for shareholders who are individuals and S corporations purchased after January 1, 2012 to the Internal Revenue Service (IRS). This information will also be reported to you on Form 1099-B and the IRS each year. In calculating the gain or loss on redemptions of shares, the average cost method will be used to determine the cost basis of the Portfolio shares purchased after January 1, 2012 unless you instruct the Portfolio in writing that you want to use another available method for cost basis reporting (for example, First In, First Out (FIFO), Last In, First Out (LIFO), Specific Lot Identification (SLID) or High Cost, First Out (HIFO)). If you designate SLID as your cost basis method, you will also need to designate a secondary cost basis method (Secondary Method). If a Secondary Method is not provided, the Portfolio will designate FIFO as the Secondary Method and will use the Secondary Method with respect to systematic withdrawals made after January 1, 2012. Your cost basis election method will be applied to all Portfolio positions for all of your accounts, as well as to all future Portfolio added, unless otherwise indicated by you.

Mutual fund shares acquired prior to January 1, 2012 are not covered by cost basis regulations. When available, average cost will be reported to investors who will be solely responsible for calculating and reporting gains and losses realized on the sale of non-covered securities. This information is not reported to the IRS. All non-covered shares will be depleted before the covered shares, starting with the oldest shares first.

When transferring the ownership of covered shares, you must provide account information for the recipient/account receiving shares and the reason the transfer is taking place (i.e., re-registration, inheritance through death, or gift). If a reason is not provided, the transfer will be defaulted as a transfer due to gift. If the recipient’s existing account or new account will use the Average Cost accounting method, they must accept the shares being transferred at fair market value on the date of the gift or settlement if the shares should be transferred at a loss. For transfers due to Inheritance on accounts with Joint Tenants with Rights of Survivorship (JWROS), unless you instruct us otherwise by indicating the ownership percentage of each party, the shares will be split equally with the basis for the decedent’s portion determined using the fair market value of the date of death and the other portions maintaining the current cost basis.

The Portfolios are also required to report gains and losses to the IRS in connection with the redemptions of shares by S corporations purchased after January 1, 2012. If a shareholder is a corporation and has not instructed the Portfolio that it is a C corporation in its account application or by written instruction, the Portfolio will treat the shareholder as an S corporation and file a Form 1099-B.

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISOR REGARDING ANY UNITED STATES FEDERAL TAX CONSEQUENCES OF HOLDING SHARES IN THE PORTFOLIOS IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES AS WELL AS ANY FOREIGN, STATE AND LOCAL, WITHHOLDING OR OTHER TAX CONSEQUENCES THAT MAY ARISE AS A RESULT OF HOLDING SHARES IN A PORTFOLIO.

HISTORY OF THE TRUST AND OTHER INFORMATION

The Trust was organized as a Delaware statutory trust on December 15, 1994, and is registered with the SEC as an open-end, series, management investment company. The Trust currently offers shares of twenty-one investment portfolios, each with a different objective and differing investment policies. Each Portfolio except, The Real Estate Securities Portfolio and the ESG Growth Portfolio, is diversified, as that term is defined in the Investment Company Act. The Trust may organize additional investment portfolios in the future. The Trust is authorized to issue an unlimited number of shares, each with a par value of $.001. Under the Trust’s Amended and Restated Declaration of Trust, the Board has the power to classify or reclassify any unissued shares from time to time, and to increase the number of authorized shares. Each share of the respective Portfolios represents an equal proportionate interest in that Portfolio. Each share is entitled to one vote for the election of Trustees and any other matter submitted to a shareholder vote. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of the Trust may elect all of the Trustees. Shares of the Trust do not have preemptive or conversion rights and, when issued for payment as described in the Prospectuses, shares of the Trust will be fully paid and non-assessable.

The Trust is authorized to issue two classes of shares in each of its Portfolios. HC Strategic Shares and HC Advisors Shares have identical rights and preferences. The differences between the two classes is that each has established a separate CUSIP number, which aids those investment managers whose clients purchase shares of the Trust in tracking information relating to their clients’ accounts, and the HC Advisors Shares have service fees not applicable to the HC Strategic Shares.

As a Delaware statutory trust, the Trust is not required, and currently does not intend, to hold annual meetings of shareholders except as required by the Investment Company Act or other applicable law. The Investment Company Act requires initial shareholder approval of each of the investment advisory agreements, election of Trustees and, if the Trust holds an annual meeting, ratification of the Board’s selection of the Trust’s independent registered public accounting firm. Under certain circumstances, the law provides shareholders with the right to call for a meeting of shareholders to consider the removal of one or more Trustees. To the extent required by law, the Trust will assist in shareholder communications in such matters.

CONTROL PERSONS AND PRINCIPAL SECURITY HOLDERS. The table below shows the name and address of record of each person known to the Trust to hold, as of record or beneficially, 5% or more of shares of the Trust as of August 3, 2015. Persons who owned of record or beneficially more than 25% of a Portfolio’s outstanding shares may be deemed to control the Portfolio within the meaning of the 1940 Act. The nature of ownership for each position listed is “Record” unless otherwise indicated. Hirtle Callaghan & Co., LLC (of which the Adviser is a division) may be deemed to have, or share, investment and/or voting power with respect to more than 50% of the shares of the Trust’s Portfolios, with respect to which shares Hirtle Callaghan & Co., LLC disclaims beneficial ownership.

Fund/Class	No. of Shares	Percent of the HC Strategic Shares Total Assets Held by the Shareholder
THE VALUE EQUITY PORTFOLIO
NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	23,266,285.928	69.49%
MAC CO ATTN MUTUAL FUND OPS PO BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230	2,218,908.190	6.63%
SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE c/o MELLON BANK OAKS PA 19456	2,437,462.781	7.28%
SAXON CO P O BOX 7780-1888 PHILADELPHIA PA 19182	1,754,357.658	5.24%
KEYBANK NA P O BOX 94871 CLEVELAND OH 441014871	1,961,938.208	5.86%
THE INSTITUTIONAL VALUE EQUITY PORTFOLIO
MAC CO ATTN MUTUAL FUND OPS PO BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230	19,372,313.055	28.56%
NORTHERN TRUST AS CUSTODIAN PO BOX 92956 CHICAGO IL 60675	20,829,372.599	30.71%
NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	15,477,034.632	22.82%
THE GROWTH EQUITY PORTFOLIO
NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	26,189,595.426	67.92%
SEI PRIVATE TRUST CO ONE FREEDOM VALLEY DRIVE C/O MELLON BANK OAKS PA 19456	4,758,670.033	12.34%

SAXON CO P O BOX 7780-1888 PHILADELPHIA PA 19182	2,947,943.870	7.64%
MAC CO ATTN MUTUAL FUND OPS PO BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230	2,520,938.761	6.54%
THE INSTITUTIONAL GROWTH EQUITY PORTFOLIO
MAC CO ATTN MUTUAL FUND OPS PO BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230	22,876,019.092	29.82%
NORTHERN TRUST AS CUSTODIAN PO BOX 92956 CHICAGO IL 60675	22,503,065.221	29.34%
NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	17,273,855.220	22.52%
SEI PRIVATE TRUST CO ATTN MUTUAL FUNDS ADMIN ONE FREEDOM VALLEY DRIVE OAKS PA 19456	4,328,146.140	5.64%
THE SMALL CAPITALIZATION—MID CAPITALIZATION EQUITY PORTFOLIO
NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	3,124,854.746	63.43%
SAXON CO P O BOX 7780-1888 PHILADELPHIA PA 19182	698,863.495	14.18%

MAC CO ATTN MUTUAL FUND OPS PO BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230	476,846.431	9.68%
THE INSTITUTIONAL SMALL CAPITALIZATION—MID CAPITALIZATION EQUITY PORTFOLIO
MAC CO ATTN MUTUAL FUND OPS PO BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230	3,516,552.307	28.80%
NORTHERN TRUST AS CUSTODIAN PO BOX 92956 CHICAGO IL 60675	4,184,684.766	34.27%
NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	2,411,110.559	19.74%
THE REAL ESTATE SECURITIES PORTFOLIO
MAC CO ATTN MUTUAL FUND OPS P O BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230	18,550,442.072	45.65%
NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	9,223,929.219	22.70%
NORTHERN TRUST PO BOX 92956 CHICAGO IL 60675	8,269,992.056	20.35%
SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE C/O MELLON BANK OAKS PA 19456	2,833,406.597	6.97%
THE COMMODITY RETURNS STRATEGY PORTFOLIO
NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	43,547,404.692	32.03%
MAC CO MUTUAL FUND OPS PO BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230	45,145,960.647	33.20%

NORTHERN TRUST AS CUSTODIAN PO BOX 92956 CHICAGO IL 60675	26,715,099.659	19.65%
SEI PRIVATE TRUST COMPANY ATTN MUTUAL FUNDS ADMIN ONE FREEDOM VALLEY DRIVE OAKS PA 19456	10,100,700.463	7.43%
THE ESG GROWTH PORTFOLIO
MAC CO ATTN MUTUAL FUND OPS P O BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230	10,000,000.000	86.42%
LINERCOURSE & CO AS CUSTODIAN 1200 CROWN COLONY DR QUINCY MA 02169	1,118,355.065	9.67%
THE INTERNATIONAL EQUITY PORTFOLIO
NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	95,417,570.775	70.03%
SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE C/O MELLON BANK OAKS PA 19456	14,818,454.688	10.88%
MAC CO ATTN MUTUAL FUND OPS PO BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230	10,815,771.872	7.94%
THE INSTITUTIONAL INTERNATIONAL EQUITY PORTFOLIO
MAC CO ATTN MUTUAL FUND OPS PO BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230	100,646,982.196	37.64%
NORTHERN TRUST AS CUSTODIAN PO BOX 92956 CHICAGO IL 60675	66,258,435.727	24.78%
NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	57,430,907.581	21.48%

SEI PRIVATE TRUST COMPANY ATTN MUTUAL FUNDS ADMIN ONE FREEDOM VALLEY DRIVE OAKS PA 19456	14,751,041.438	5.52%
THE EMERGING MARKETS PORTFOLIO
NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	34,952,327.301	31.95%
MAC CO ATTN MUTUAL FUND OPS PO BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230	34,561,130.795	31.59%
NORTHERN TRUST AS CUSTODIAN 801 S CANAL PO BOX 92956 CHICAGO IL 60675	23,346,733.802	21.34%
SEI PRIVATE TRUST CO C O MELLON BANK ID 225 ATTN MUTUAL FUNDS ADMIN ONE FREEDOM VALLEY DRIVE OAKS PA 19456	6,907,611.959	6.31%
THE CORE FIXED INCOME PORTFOLIO
NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	8,510,172.408	86.05%
RELIANCE TRUST COMPANY P O BOX 48529 ATLANTA GA 30362	522,034.450	5.28%
THE FIXED INCOME OPPORTUNITY PORTFOLIO
NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	35,169,453.362	29.04%
MAC CO ATTN MUTUAL FUND OS PO BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230	45,078,264.7278	37.22%
NORTHERN TRUST AS CUSTODIAN PO BOX 92956 CHICAGO IL 60675	24,858,621.517	20.53%
SEI PRIVATE TRUST COMPANY ATTN MUTUAL FUNDS ADMIN ONE FREEDOM VALLEY DRIVE OAKS PA 19456	6,600,755.993	5.45%

THE INFLATION PROTECTED SECURITIES PORTFOLIO
MAC CO ATTN MUTUAL FUND OPS P O BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230	20,358,735.509	40.11%
NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	9,969,085.990	19.64%
NORTHERN TRUST PO BOX 92956 CHICAGO IL 60675	12,786,026.024	25.19%
BANK OF AMERICA CUST PO BOX 843869 DALLAS TX 752843869	2,870,630.757	5.66%
SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE C/O MELLON BANK OAKS PA 19456	3,094,672.183	6.10%
THE U.S. CORPORATE FIXED INCOME SECURITIES PORTFOLIO
NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	6,939,603.663	30.64%
MAC CO MUTUAL FUND OPERATIONS PO BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230	8,116,782.530	35.84%
SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE C/O MELLON BANK OAKS PA 19456	1,783,826.302	7.88%
BANK OF AMERICA CUST PO BOX 843869 DALLAS TX 752843869	1,780,743.765	7.86%
NORTHERN TRUST AS CUSTODIAN 801 S CANAL PO BOX 92956 CHICAGO IL 60675	2,147,703.391	9.48%
THE U.S. GOVERNMENT FIXED INCOME SECURITIES PORTFOLIO
MAC CO ATTN MUTUAL FUND OPS PO BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230	9,856,464.387	37.99%

NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	7,356,313.695	28.36%
SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE C/O MELLON BANK OAKS PA 19456	2,076,802.263	8.01%
BANK OF AMERICA PO BOX 843869 DALLAS TX 752843869	2,094,636.422	8.07%
NORTHERN TRUST AS CUSTODIAN PO BOX 92956 CHICAGO IL 60675	2,425,923.154	9.35%
THE U.S. MORTGAGE/ASSET BACKED FIXED INCOME SECURITIES PORTFOLIO
MAC CO MUTUAL FUND OPERATIONS PO BOX 3198 525 WILLIAM PENN PLACE PITTSBURGH PA 15230	10,232,241.602	40.30%
NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	7,057,589.586	27.80%
SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE C/O MELLON BANK OAKS PA 19456	1,892,210.755	7.45%
BANK OF AMERICA CUST ATTN MFO 1455922 PO BOX 843869 DALLAS TX 752843869	1,824,738.942	7.19%
NORTHERN TRUST AS CUSTODIAN 801 S CANAL PO BOX 92956 CHICAGO IL 60675	2,432,115.684	9.58%
THE SHORT-TERM MUNICIPAL BOND PORTFOLIO
NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	1,154,732.681	55.24%
SAXON CO P O BOX 7780-1888 PHILADELPHIA PA 19182	837,063.662	40.04%

THE INTERMEDIATE TERM MUNICIPAL BOND PORTFOLIO
NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	37,270,200.863	88.96%
SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE C/O MELLON BANK OAKS PA 19456	3,484,624.260	8.232%
THE INTERMEDIATE TERM MUNICIPAL BOND II PORTFOLIO
NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	6,525,528.153	86.79%
SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE C/O MELLON BANK OAKS PA 19456	741,699.494	9.86%

POTENTIAL CONFLICTS OF INTEREST. The Trust, the Adviser and each of the Trust’s Specialist Managers, as well as the Trust’s principal underwriter, have adopted codes of ethics (each, a “17j-1 Code”) under Rule 17j-1 under the Investment Company Act. The 17j-1 Code adopted by each of these entities governs the manner and extent to which certain persons associated with that entity may invest in securities for their own accounts (including securities that may be purchased or held by the Trust). The 17j-1 Codes are on public file with, and are available from, the SEC’s Public Reference Room in Washington, D.C.

PROXY VOTING

The Trust has adopted Proxy Voting Policies and Procedures (the “Policy”) in accordance with Rule 30b1-4 under the Investment Company Act. The Policy is predicated on the notion that decisions with respect to proxy voting are an integral part of the investment management process and that the voting of proxies is an integral part of the services provided to each of those Portfolios of the Trust that invest primarily in equity securities (the “Equity Portfolios” and the “Institutional Equity Portfolios”) by their Specialist Managers. Accordingly, the Policy delegates to the Specialist Managers that serve the Equity Portfolios and the Institutional Equity Portfolios the responsibility for voting proxies received by the respective Portfolios in a manner that is designed to maximize the value of the shareholders’ interest. The following table provides a summary of the proxy voting policies and procedures adopted by each such Specialist Manager.

It is qualified by the full policy of each Specialist Manager, each of which is available upon request. Information on how the Portfolios voted proxies relating to portfolio securities during the 12-month period ended June 30, 2014 is available (1) without charge, upon request, by calling 1-800-242-9596, and (2) on the SEC’s website at http://www.sec.gov.

AllianceBernstein L.P. (“AllianceBernstein”)

Rule 206(4)-6 under the Advisers Act places certain requirements on investment advisers who have voting authority over client securities. The rule requires, among other things, that advisers provide their clients with a description of their voting policies and procedures, disclose to clients where they can get a full copy of the policies and procedures and disclose how they can obtain information about how their adviser voted with respect to their securities. Set forth below is a brief description of AllianceBernstein’s proxy voting policies and instructions regarding how clients may obtain proxy voting information. As a registered investment adviser that exercises proxy voting authority over client securities, AllianceBernstein has a fiduciary duty to vote proxies in a timely manner and make voting decisions that are in its clients’ best interests. In this regard, AllianceBernstein has adopted a Statement of Policies and Procedures for Proxy Voting (the “Proxy Voting Policy”).

The Proxy Voting Policy reflects the policies of AllianceBernstein and its investment management subsidiaries. The Proxy Voting Policy is a set of proxy voting guidelines that are intended to maximize the value of the securities in AllianceBernstein’s client accounts. It describes AllianceBernstein’s approach to analyzing voting issues, identifies the persons responsible for determining how to vote proxies and includes AllianceBernstein’s procedures for addressing material conflicts of interest that may arise between AllianceBernstein and its clients relating to proxy voting. In addition AllianceBernstein has adopted a Proxy Voting Manual that provides further detail into AllianceBernstein’s proxy voting process and addresses a range of specific voting issues.

Clients may obtain a copy of the Proxy Voting Policy, AllianceBernstein’s Proxy Voting Manual, as well as information about how AllianceBernstein voted with respect to their securities by contacting their AllianceBernstein administrative representative. Alternatively, clients may make a written request to AllianceBernstein L.P., Attn: Chief Compliance Officer, 1345 Avenue of the Americas, New York, NY 10105.

Ariel Investments, LLC (“Ariel”)

In accordance with applicable regulations and law, Ariel Investments, LLC (“Ariel”), a federally registered investment adviser, is providing this summary of its Proxy Voting Policies and Procedures (the “Proxy Policies”) concerning proxies voted by Ariel on behalf of each client who delegates proxy voting authority to Ariel and delivers the proxies to us. A client may retain proxy voting powers, give particular proxy voting instructions to us, or have a third party fiduciary vote proxies. Our Proxy Policies are subject to change as necessary to remain current with applicable rules and regulations and our internal policies and procedures.

Ariel’s Domestic Strategies

As part of our domestic strategies’ investment process, Ariel places extraordinary emphasis on a company’s management, its Board and its activities. Ariel looks for companies with high quality managements, as represented by their industry experience, and their reputations within the community. Furthermore, Ariel strives to invest with management teams who show integrity, candor, and foster open and honest communication with their shareholders. As a result, it is generally Ariel’s policy to vote in favor of proposals recommended by the Board.

Ariel has established general guidelines for voting clients’ proxies. While these generally guide Ariel’s decision-making, all issues are analyzed by the Ariel Analyst who follows the company as well as Ariel’s Director of Research Operations. As a result, there may be cases in which particular circumstances lead Ariel to vote an individual proxy differently than otherwise stated within Ariel’s general proxy voting guidelines. In such cases, Ariel will document its reasoning.

If it is determined that a material conflict of interest may exist, such as a business relationship with a portfolio company, it is Ariel’s policy to generally vote in accordance with the recommendations of Institutional Shareholder Services, Inc. (“ISS”). If, in a conflict situation, Ariel decides to vote differently than ISS, the proxy will be referred to Ariel’s Domestic Proxy Resolution Committee, which is charged with determining whether the decision to vote differently than ISS is in the best interests of Ariel’s clients and is not the product of a conflict.

Ariel’s International and Global Strategies

With respect to our International and Global strategies (which include U.S. securities), it is generally our policy to vote in accordance with ISS’s voting recommendations. If Ariel decides to vote differently than ISS, the proxy will be referred to Ariel’s International/Global Proxy Resolution Committee, which is charged with determining whether the decision to vote differently than ISS is in the best interests of Ariel’s clients and not the result of a conflict in those instances where a conflict has been identified.

Voting Limitations

Ariel generally will not vote its clients’ proxies in the following circumstances:

•	For those securities not specifically acquired for a client’s account by Ariel (e.g., if a new Ariel client transferred securities to Ariel and Ariel has not yet sold the securities through the account transition process).

•	In those instances where Ariel receives a meeting notice without enough time to fully process the proxy.

•	For those Ariel clients who engage in securities lending programs through their custodians, and the security is on loan at the record date.

•	In those international markets where share blocking applies due to liquidity constraints.

•	In those international markets requiring the re-registration of the clients’ shares in the underlying clients’ names unless the sub-custodian is able to timely re-register the shares.

•	In those international markets requiring the client’s execution of a power of attorney to permit the sub-custodian to vote the proxy unless the client has provided the requisite power of attorney to the local sub-custodian.

For those proxy votes in which Ariel’s clients held shares on the record date, but no longer held shares on the voting recommendation date, it is generally Ariel’s policy to vote in accordance with ISS’s recommendation.

Ariel may be required to vote shares in securities of regulated companies (such as banks) in conformance with conditions specified by the industry’s regulator. Additionally, the issuer of a security may impose limitations upon Ariel’s ability to vote proxies for its clients. In certain circumstances, this may mean that Ariel will refrain from voting shares.

For each proxy, Ariel maintains records as required by applicable law. Proxy voting information will be provided to clients in accordance with their agreement with us or upon request. A client may request a copy of Ariel’s Proxy Voting Policies and Procedures, or a copy of the specific voting record for their account, by calling Ariel at 1-800-725-0140, or writing to Ariel Investments, LLC at 200 East Randolph Drive, Suite 2900, Chicago, IL 60601.

Agincourt Capital Management, LLC (“Agincourt”)

Agincourt Capital Management is focused on managing fixed income assets and rarely has the occasion to vote proxies. It is Agincourt’s policy to vote solely in the interests of plan participants and beneficiaries and for the exclusive purpose of providing economic benefits to them if a proxy vote is required, and the voting rights have not been reserved by the plan fiduciary.

If a proxy that is to be voted by Agincourt is received, it is logged and the materials are then distributed to Agincourt’s Management Team for the specific vote. Upon receipt of their decisions, Agincourt’s Chief Compliance Officer will log the rationales, and vote the proxy as per the decisions, in accordance with the Firm’s Policy and Procedures.

Artisan Partners Limited Partnership (“Artisan”)

Artisan votes proxies in the manner that, in the judgment of Artisan, is in the economic best interests of the Portfolios. The investment philosophy of Artisan is predicated on the belief that the quality of management is often the key to ultimate success or failure of a business. Because Artisan generally makes investments in companies in which Artisan has confidence in the management, the firm generally votes proxies in accordance with management’s recommendation, but may vote against management if, in the judgment of Artisan, the proposal would not enhance shareholder value. In some non-U.S. markets, the sale of securities voted may be prohibited for some period of time, usually between the record and meeting dates. Generally, Artisan does not vote proxies in those jurisdictions in which doing so might impair Artisan’s ability to implement investment decisions. In order to ensure that material conflicts of interest have not influenced Artisan’s voting process, Artisan has implemented a process to identify such conflicts, document voting decisions where such conflicts are deemed to exist and to review such votes.

The Boston Company Asset Management, LLC (“TBCAM”)

TBCAM, through its participation on BNY Mellon’s Proxy Voting and Governance Committee (the “Committee”), has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, TBCAM seeks to act solely in the best financial and economic interest of the applicable client. TBCAM will carefully review proposals that would limit shareholder control or could affect the value of a client’s investment. TBCAM generally will oppose proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. TBCAM will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve long-term goals. On questions of social responsibility where economic performance does not appear to be an issue, TBCAM will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the proposal including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The Committee will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

TBCAM recognizes its duty to vote proxies in the best interests of its clients. TBCAM seeks to avoid material conflicts of interest through its participation in the Committee, which applies detailed, pre-determined proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, TBCAM and its affiliates engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and affiliated mutual fund securities.

All proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. These guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized under the Voting Guidelines will be voted in accordance with any applicable guidelines or referred to the Committee, if the applicable guidelines so require. Proposals for which a guideline has not yet been established, for example, new proposals arising from emerging economic or regulatory issues, are referred to the Committee for discussion and vote. Additionally, the Committee may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. With regard to voting proxies of foreign companies, TBCAM weighs the cost of voting, and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote.

In evaluating proposals regarding incentive plans and restricted stock plans, the Committee typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the Committee evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The Committee generally votes against proposals that permit the repricing or replacement of stock options without shareholder approval or that are silent on repricing and the company has a history of repricing stock options in a manner that the Committee believes is detrimental to shareholders.

TBCAM will furnish a copy of its Proxy Voting Policy, any related procedures, and its Voting Guidelines to each advisory client upon request. Upon request, TBCAM will also disclose to an advisory client the proxy voting history for its account after the shareholder meeting has concluded.

Breckinridge Capital Advisors, Inc. (“BCA”)

BCA will only be responsible for voting proxies for those municipal bond issues actively managed by BCA. Our policy is to vote client proxies in the interest of maximizing bondholder/shareholder value. To that end, BCA will vote in a way that it believes, consistent with its fiduciary duty, will cause the issue to increase the most or decline the least in value. BCA will consider both the short and long-term implications of the proposal to be voted on when considering the optimal vote.

We have identified no current conflicts of interest between client interests and our own within our proxy voting process. Nevertheless, if Peter B. Coffin determines that he or BCA is facing a material conflict of interest in voting a proxy (e.g., an employee of BCA may personally benefit if the proxy is voted in a certain direction), BCA will convene a Proxy Voting Committee to determine the appropriate vote. Decisions of the Committee must be unanimous. If the Committee cannot reach a unanimous decision, BCA will engage a competent third party, at our expense, who will determine the vote that will maximize shareholder value. As an added protection, the third party’s decision is binding.

We maintain written proxy voting guidelines and records of all proxy actions. Our guidelines are available for review. Our complete voting record is available to our clients. Contact BCA for any questions or to request review of either of these documents.

Cadence Capital Management LLC (“Cadence”)

Cadence typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, Cadence’s primary objective is to make voting decisions solely in the best economic interests of its clients. Cadence will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

Cadence has retained an independent third-party service provider, Institutional Shareholder Services (ISS), to assist in providing research, analysis and voting recommendations on corporate governance issues as well as assist in the administrative process. The services provided offer a variety of proxy-related services to assist in Cadence’s handling of proxy voting responsibilities.

Cadence has adopted ISS’ written Proxy Voting Summary Guidelines (the “Proxy Guidelines”). The Proxy Guidelines are reasonably designed to ensure that Cadence is voting in the best interest of its clients. The Proxy Guidelines reflect Cadence’s general voting positions on specific corporate governance issues and corporate actions. Some issues may require a case by case analysis prior to voting and may result in a vote being cast that will deviate from the Proxy Guideline. Upon receipt of a client’s request, Cadence may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guideline. Deviation from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act of 1940.

In accordance with the Proxy Guidelines, Cadence may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote the proxy. Cadence may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategy or product. In addition, Cadence may refrain from voting a proxy on behalf of its clients’ accounts due to de minimus holdings, impact on the portfolio, timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate, failures by ADP or a client’s custodian to forward proxies in a timely manner and inability to vote proxies due to securities lending arrangements. Such proxies are voted on a best-efforts basis.

Cadence may have conflicts of interest that can affect how it votes its clients’ proxies. For example, Cadence or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which Cadence votes its clients’ proxies. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out its obligation to vote proxies, Cadence’s Chief Compliance Officer is responsible for addressing how Cadence resolves such material conflicts of interest with its clients. To obtain a copy of the Policy Guidelines or to obtain information on how your account’s securities were voted, please contact your account representative.

Capital Guardian Trust Company (“CapGuardian”)

CapGuardian considers proxy voting an important part of those management services, and as such, CapGuardian seeks to vote the proxies of securities held by clients in accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CapGuardian’s clients. Proxy issues are evaluated on their merits and considered in the context of the analyst’s knowledge of a company, its current management, management’s past record, and CapGuardian’s general position on the issue.

CapGuardian has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

Associates on the proxy voting team in CapGuardian’s Global Investment Control department are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year, and certain other administrative items. All other items are voted in accordance with the decision of the analyst, portfolio managers, investment specialists, the appropriate proxy voting committee or the full investment committee(s) depending on parameters determined by those investment committee(s) from time to time. Various proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates.

From time to time CapGuardian may vote a) on proxies of portfolio companies that are also clients of CapGuardian or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited CapGuardian or its affiliates to support a particular position. When voting these proxies, CapGuardian analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The CapGuardian Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.

If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.

PROXY VOTING POLICY AND PROCEDURES

Policy

Capital Guardian Trust Company (“CGTC”) provides investment management services to clients that include, among others, corporate and public pension plans, foundations and endowments, and registered investment companies. CGTC’s Private Client Services (“PCS”) provides investment management and fiduciary services, including trust and estate administration, primarily to high net-worth individuals and families. CGTC considers proxy voting an important part of those management services, and as such, CGTC seeks to vote the proxies of securities held by clients in accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CGTC’s clients.

Fiduciary Responsibility and Long-term Shareholder Value

CGTC’s fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, CGTC considers those factors that would affect the value of its clients’ investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, CGTC votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.

CGTC believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst’s knowledge of a company, its current management, management’s past record, and CGTC’s general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.

As the management of a portfolio company is responsible for its day-to-day operations, CGTC believes that management, subject to the oversight of the relevant board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, CGTC votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. CGTC also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients’ best interests.

Special Review

From time to time CGTC may vote a) on proxies of portfolio companies that are also clients of CGTC or its affiliates, b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited CGTC or its affiliates to support a particular position. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The CGTC Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.

Procedures

Proxy Review Process

Associates on the proxy voting team in CGTC’s Portfolio Control department are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.

The proxy voting team reviews each proxy ballot for standard and non-standard items. Standard proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Standard items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year, and certain other administrative items.

All other items are voted in accordance with the decision of the analyst, portfolio managers, investment specialists, the appropriate proxy voting committee or the full investment committee(s) depending on parameters determined by those investment committee(s) from time to time. Various proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are typically comprised primarily of members of CGTC’s and its institutional affiliates’ investment committees and their activity is subject to oversight by those committees.

CGTC seeks to vote all of its clients’ proxies. In certain circumstances, CGTC may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where CGTC wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to CGTC to vote and therefore are not voted.

CGTC will periodically review voting reports to ascertain, where possible, that votes were cast in accordance with voting instructions.

Proxy Voting Guidelines

CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

CGTC’s general positions related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues are reflected below.

•	Corporate governance. CGTC supports strong corporate governance practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board or establish a majority voting standard for the election of the board of directors. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.

•	Capital structure. CGTC generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as anti-takeover devices, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.

•	Stock-related remuneration plans. CGTC supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. When voting on proposals related to new plans or changes to existing plans, CGTC considers, among other things, the following information, to the extent it is available: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, CGTC supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.

•	Corporate social responsibility. CGTC votes on these issues based on the potential impact to the value of its clients’ investment in the portfolio company.

Special Review Procedures

If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.

Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (CGTC’s indirect parent company), are deemed to be “Interested Clients”. Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review

Committee (“SRC”). The SRC reviews such information in order to identify whether there were improper influences on the decision-making process so that it may determine whether the decision was in the best interest of CGTC’s clients. Based on its review, the SRC may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from CGTC’s and its institutional affiliates’ investment and legal groups and does not include representatives from the marketing department.

Any other proxy will be referred to the SRC if facts or circumstances warrant further review.

In cases where CGTC has discretion to vote proxies for shares issued by an affiliated mutual fund, CGTC will instruct that the shares be voted in the same proportion as votes cast by shareholders for whom CGTC does not have discretion to vote proxies.

Proxy Voting Record

Upon client request, CGTC will provide reports of its proxy voting record as it relates to the securities held in the client’s account(s) for which CGTC has proxy voting authority.

Annual Assessment

CGTC will conduct an annual assessment of this proxy voting policy and related procedures and will notify clients for which it has proxy voting authority of any material changes to the policy and procedures

Causeway Capital Management LLC (“Causeway”)

Causeway votes the proxies of companies owned by clients who have granted Causeway voting authority. Causeway votes proxies solely in the best interests of clients in accordance with its Proxy Voting Policies and Procedures. Causeway’s policies and procedures are designed to ensure, to the extent feasible, that votes cast are consistent with certain basic principles: (i) increasing shareholder value; (ii) maintaining or increasing shareholder influence over the board of directors and management; (iii) establishing and enhancing a strong and independent board of directors; (iv) maintaining or increasing the rights of shareholders; and (v) aligning the interests of management and employees with those of shareholders with a view toward the reasonableness of executive compensation and shareholder dilution.

Causeway recognizes that a company’s management is charged with day-to-day operations and, therefore, generally votes on routine business matters in favor of management’s proposals or positions. Under its guidelines, Causeway generally votes for distributions of income, appointment of auditors, director compensation (unless deemed excessive), management’s slate of director nominees (except nominees with poor attendance or who have not acted in the best interests of shareholders), financial results/director and auditor reports, share repurchase plans, and changing corporate names and other similar matters. Causeway generally votes with management on social issues because it believes management is responsible for handling them. Causeway generally votes against anti-takeover mechanisms and generally opposes cumulative voting and attempts to classify boards of directors. Causeway votes other matters—including equity -based compensation plans—on a case-by-case basis.

Causeway’s interests may conflict with clients on certain proxy votes where Causeway might have a significant business or personal relationship with the company or its officers. Causeway’s chief operating officer in consultation with the general counsel and chief compliance officer shall determine if a vote involves a material conflict of interest. If so, Causeway will either (i) obtain instructions or consent from the client on voting; (ii) or will vote in accordance with a “for” or “against” or “with management” guideline if one applies: or (iii) if no such guideline applies, Causeway will follow the recommendation of an independent third party such as Institutional Shareholder Services.

Non-U.S. proxies may involve a number of problems that restrict or prevent Causeway’s ability to vote. As a result, clients’ non-U.S. proxies will be voted on a best efforts basis only. In addition, Causeway will not vote proxies (U.S. or non-U.S.) if it does not receive adequate information from the client’s custodian in sufficient time to cast the vote.

City of London Investment Management Company Limited (“CLIM”)

CLIM has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of clients, in accordance with its fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). CLIM’s authority to vote the proxies of its clients is established by advisory contracts or comparable documents, and the proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, CLIM’s proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).

CLIM has established its Proxy Voting Policies and Procedures in a manner that is generally intended to support the ability of management of a company soliciting proxies to run its business in a responsible and cost effective manner while staying focused on maximizing shareholder value. Accordingly, CLIM generally votes proxies in accordance with management’s recommendations. This reflects basic investment criteria that good management is shareholder focused. However, all proxy votes are ultimately cast on a case-by-case basis, taking into account the foregoing principal and all other relevant facts and circumstances at the time of the vote. For this reason, consistent with its fiduciary duty to ensure that proxies are voted in the best interest of clients, CLIM may from time to time vote proxies against management’s recommendations, in accordance with the guidelines set forth in its Proxy Voting Policies and Procedures.

CLIM reviews each proxy to assess the extent, if any, to which there may be a material conflict between the interests of clients on the one hand and CLIM’s interests (including those of our directors, employees and other similar persons) on the other hand (a “potential conflict”). CLIM performs this assessment on a proposal-by-proposal basis, and a potential conflict with respect to one proposal in a proxy does not indicate that a potential conflict exists with respect to any other proposal in such proxy. If CLIM determines that a potential conflict may exist, it will promptly report the matter to the Compliance Group. The Compliance Group will determine whether a potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of clients (excluding any client that may have a potential conflict).

CLIM may refrain from voting proxies for the following reasons:

1.	Client has indicated to CLIM that it is responsible for voting proxies for their account;

2.	The effect on client’s economic interests or the value of the portfolio holding is indeterminable or insignificant;

3.	CLIM weighs the costs and benefits of voting proxy proposals relating to foreign securities and makes an informed decision with respect to whether voting a given proxy proposal is prudent. CLIM’s decision takes into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client’s investment and whether this expected effect would outweigh the cost of voting;

4.	If a jurisdiction imposes a share blocking restriction which could limit CLIM’s ability to transact in the security;

5.	Client’s proxy voting policies or guidelines conflict with CLIM’s requirement that voting enhance the value of the shares; or

6.	The shares are on loan as part of a securities lending program.

Unless otherwise directed by a client in writing, CLIM is responsible for voting all proxies related to securities that it manages for clients. A client may from time to time direct CLIM in writing to vote proxies in a manner that is different from the guidelines set forth in these Proxy Voting Policies and Procedures. CLIM will follow such written direction for proxies received after our receipt of such written direction.

Clients may obtain a copy of CLIM’s proxy voting policy upon request. Clients who would like to review our proxy voting policy or information relating to how the Firm voted with respect to the mandates that the Firm manages for them can obtain this by requesting this from their usual contact at the Firm or upon request at info@citlon.co.uk or client.servicing@citlon.com.

Cupps Capital Management, LLC (“Cupps”)

The fundamental guideline followed by Cupps Capital in voting proxies is to make every effort to ensure that the manner in which shares are voted is in the best interest of clients/beneficiaries and the value of the investment. Absent special circumstances of the types described below, it is the policy of Cupps to exercise its proxy voting discretion in accordance with the guidelines set forth in its Proxy Voting Guidelines. The Proxy Voting Guidelines are applicable to the voting of domestic and global proxies.

Cupps Capital subscribes to the services of Institutional Shareholder Services (“ISS”), an unaffiliated third party proxy vendor that provides in-depth analysis of shareholder meeting agendas, vote recommendations and administrative assistance. ISS maintains written guidelines to reflect its current vote recommendations. Cupps has worked with ISS to establish written instructions on when ISS should vote proxies according to its written guidelines and when ISS must contact Cupps Capital for a vote decision (“Proxy Voting Guidelines”).

It is intended that the Proxy Voting Guidelines will be applied with a measure of flexibility. Accordingly, Cupps Capital may instruct ISS to vote a proxy contrary to the Proxy Voting Guidelines if it is determined that such action is in the best interests of the clients/beneficiaries. In exercising its voting discretion, Cupps may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal, and the company involved. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead to a conclusion that particular proposals by an issuer present unacceptable investment risks and should not be supported. In addition, the proposals should be evaluated in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package, such as where the effect may be to entrench management. Special circumstances or instructions from clients may also justify casting different votes for different clients/beneficiaries with respect to the same proxy vote.

Cupps Capital may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. Conflicts of interest will be handled in various ways depending on the type and materiality.

Fort Washington Investment Advisors, LLC (“Fort Washington”)

Fort Washington’s policy is to vote proxies in the best interests of the Portfolio at all times. Fort Washington has adopted procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of the Portfolio in accordance with its fiduciary duties and SEC rules governing investment advisers. Reflecting a basic investment philosophy that good management is shareholder focused, proxy votes will generally be cast in support of management on routine corporate matters and in support of any management proposal that is plainly in the interest of all shareholders. Specifically, proxy votes generally will be cast in favor of proposals that:

•	maintain or strengthen the shared interests of stockholders and management;

•	increase shareholder value; and

•	maintain or increase shareholder rights generally.

Proxy votes will generally be cast against proposals having the opposite effect of the above. Where Fort Washington perceives that a management proposal, if approved, would tend to limit or reduce the market value of the company’s securities, it will generally vote against it. Fort Washington generally supports shareholder rights and recapitalization measures undertaken unilaterally by boards of directors properly exercising their responsibilities and authority, unless we believe such measures could have the effect of reducing shareholder rights or potential shareholder value. In cases where shareholder proposals challenge such actions, Fort Washington’s voting position will generally favor not interfering with the directors’ proper function in the interest of all shareholders.

Fort Washington may delegate its responsibilities under its proxy voting procedures to a third party, provided that Fort Washington retains final authority and fiduciary responsibility for proxy voting. Fort Washington has retained Institutional Shareholder Services (“ISS”) to assist it in the proxy voting process and will use ISS’ proxy voting guidelines as a resource in its proxy voting.

Fort Washington will review proxies to assess the extent, if any, to which there may be a material conflict between it and the interests of the Portfolio. If Fort Washington determines that a potential conflict may exist, it will be reported to the Proxy Voting Committee. The Proxy Voting Committee is authorized to resolve any conflict in a manner that is in the collective best interests of the Portfolio (excluding a potential conflict). The Proxy Voting Committee may resolve a potential conflict in any of the following manners:

•	If the proposal is specifically addressed in the proxy voting procedures, Fort Washington may vote the proxy in accordance with these policies, provided that such pre-determined policy involves little discretion on Fort Washington’s part;

•	Fort Washington may engage an independent third party to determine how the proxy should be voted;

•	Fort Washington may establish an ethical wall or other informational barriers between the person involved in the potential conflict and the persons making the voting decision in order to insulate the potential conflict from the decision maker.

Frontier Capital Management Company, LLC (“Frontier”)

Frontier seeks to vote proxies to maximize the long-term value of its clients’ assets and to cast votes that it believes to be fair and in the best interest of the affected client(s).

Frontier has contracted with Glass Lewis & Co. (“Glass Lewis”) to provide assistance in voting proxies for its clients. Glass Lewis provides Frontier with vote recommendations according to pre-determined proxy voting guidelines and acts as agent for the proxy voting process.

Under normal circumstances, Frontier is not expected to exercise its voting discretion or to override Glass Lewis’s vote recommendations. This removes any conflicts of interest Frontier may have that may affect how it votes on an issuer’s proxy, such as when Frontier votes a proxy solicited by an issuer who is a client of Frontier’s or with whom Frontier has another business or personal relationship.

In instances in which Frontier wishes to override Glass Lewis’s vote recommendations, Frontier’s Proxy Voting Committee, or an employee delegated by the Committee, will determine whether a material conflict of interest exists. If such a conflict does exist, then the Proxy Voting Committee may elect to vote the proxy in accordance with Glass Lewis’s recommendations or it will not take into consideration the conflicting relationship and will vote in the clients’ best interest. If the Committee determines that a material conflict does not exist, then Frontier will vote the proxy in its discretion.

IronBridge Capital Management LP (“IronBridge”)

IronBridge has engaged a third-party vendor, Institutional Shareholder Services Inc. (“ISS”), to vote proxy statements and maintain all proxy records with respect to its clients. Proxy ballots will be voted in accordance with ISS voting guidelines. Due to the fact that ISS is an independent, qualified third party, IronBridge believes that votes by ISS are not, and cannot be, a product of a conflict of interest.

Jennison Associates LLC (“Jennison”)

Jennison Associates LLC Proxy Voting Policy Summary

Conflicts of interest may also arise in voting proxies. Jennison Associates LLC (“Jennison”) has adopted a proxy voting policy to address these conflicts.

Jennison actively manages publicly traded equity securities and fixed income securities. It is the policy of Jennison that where proxy voting authority has been delegated to and accepted by Jennison, all proxies shall be voted by investment professionals in the best interest of the client without regard to the interests of Jennison or other related parties, based on recommendations as determined by pre-established guidelines either adopted by Jennison or provided by the client. Secondary consideration is permitted to be given to the public and social value of each issue. For purposes of this policy, the “best interests of clients” shall mean, unless otherwise specified by the client, the clients’ best economic interests over the long term – that is, the common interest that all clients share in seeing the value of a common investment increase over time. Any vote that represents a potential material conflict is reviewed by Jennison Compliance and referred to the Proxy Voting Committee to determine how to vote the proxy if Compliance determines that a material conflict exists.

In voting proxies for international holdings, which we vote on a best efforts basis, we will generally apply the same principles as those for U.S. holdings. However, in some countries, voting proxies result in additional restrictions that have an economic impact or cost to the security, such as “share blocking”, where Jennison would be restricted from selling the shares of the security for a period of time if Jennison exercised its ability to vote the proxy. As such, we consider whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Our policy is to not vote these types of proxies when the costs outweigh the benefit of voting, as in share blocking.

In an effort to discharge its responsibility, Jennison has examined third-party services that assist in the researching and voting of proxies and development of voting guidelines. After such review, Jennison has selected an independent third party proxy voting vendor to assist it in researching and voting proxies. Jennison will utilize the research and analytical services, operational implementation and recordkeeping and reporting services provided by the proxy voting vendor. The proxy voting vendor will research each proxy and provide a recommendation to Jennison as to how best to vote on each issue based on its research of the individual facts and circumstances of the proxy issue and its application of its research findings. It is important to note while Jennison may review the research and analysis provided by the vendor, the vendor’s recommendation does not dictate the actual voting instructions nor Jennison’s Guidelines. The proxy voting vendor will cast votes in accordance with Jennison’s Guidelines, unless instructed otherwise by a Jennison Investment Professional, as set forth below, or if Jennison has accepted direction from a Client, in accordance with the Client’s Guidelines.

In voting proxies for quantitatively derived holdings and Jennison Managed Accounts (i.e., “wrap”) where the securities are not held elsewhere in the firm, Jennison has established a custom proxy voting policy with respect to the voting of these proxies. Proxies received in these circumstances will be voted utilizing the Jennison’s guidelines. Additionally, in those circumstances where no specific Jennison guideline exists, Jennison will vote using the recommendations of the proxy voting vendor.

For securities on loan pursuant to a client’s securities lending arrangement, Jennison will work with either custodian banks or the proxy voting vendor to monitor upcoming meetings and call stock loans, if possible, in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. In determining whether to call stock loans, the relevant investment professional shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the stock on loan. It is important to note that in order to recall securities on loan in time to vote, the process must be initiated PRIOR to the record date of the proxy. This is extremely difficult to accomplish as Jennison is rarely made aware of the record date in advance.

It is further the policy of Jennison that complete and accurate disclosure concerning its proxy voting policies and procedures and proxy voting records, as required by the Advisers Act, is to be made available to clients.

These procedures are intended to provide Jennison with the reasonable assurance that all clients’ accounts are being treated fairly so that no one client’s account is systematically advantaged.

Lazard Asset Management LLC (“Lazard”)

Information Regarding Lazard’s Proxy Voting Policies

A. Introduction

Lazard Asset Management LLC (Lazard) is a global investment firm that provides investment management services for a variety of clients. As a registered investment advisor, Lazard has a fiduciary obligation to vote proxies in the best interests of our clients. Lazard’s Proxy Voting Policy (the “Policy”) has been developed with the goal of maximizing the long term shareholder value of our clients’ portfolios.

Lazard does not delegate voting authority to any proxy advisory service, but rather retains complete authority for voting all proxies delegated to it. Our policy is generally to vote all meetings and all proposals; and generally to vote all proxies for a given proposal the same way for all clients—we do not “split vote” an agenda. We also have defined policies and procedures to address and mitigate any actual or perceived conflicts of interest relating to our proxy voting.

B. Proxy Voting Procedures

Lazard’s proxy-voting process is administered by its Proxy Operations Department (“ProxyOps”), which reports to Lazard’s Chief Operations Officer. Oversight of the process is provided by Lazard’s Legal and Compliance Department and the Proxy Committee consisting of senior Lazard officers. Lazard’s Proxy Committee is comprised of five Lazard investment professionals including portfolio managers and analysts. Lazard’s General Counsel and Chief Compliance Officer, in addition to several Lazard Operations professionals serve as advisors to the Proxy Committee. The Proxy Committee meets at least annually to review Lazard’s Proxy Voting Policy and to evaluate potential enhancements. Meetings may be convened more frequently (for example, to discuss a specific proxy voting proposal) as requested by the manager of ProxyOps or at the request of any member of the Proxy Committee. A representative of our Legal/Compliance Department is present at all Proxy Committee meetings.

Lazard currently subscribes to advisory and other proxy voting services provided by Institutional Shareholder Services (ISS) and by Glass, Lewis & Co. (Glass Lewis). These proxy advisory services provide independent analysis and recommendations regarding various companies’ proxy proposals. The Glass Lewis and ISS research and voting recommendations are made available to the Lazard investment professionals responsible for our voting a company’s proxy. While this research serves to help improve our understanding of the issues surrounding a company’s proxy proposals, Lazard’s investment professionals are responsible to provide the vote recommendation for a given proposal. Voting for each agenda of each meeting is instructed specifically by Lazard in accordance with our voting policy; we do not employ outside service(s) to vote on our behalf. ISS additionally serves as our proxy voting facilitator, and is responsible for processing of ballots received, dissemination of Lazard’s vote instructions, and additionally provides our recordkeeping and reporting. ProxyOps distributes a company’s requests for vote instructions to the appropriate investment professionals, which typically includes the research analyst and/or portfolio manager/analyst responsible for research coverage of the company. Lazard believes these investment professionals have the greatest insight as to how to vote proxies in the best interests of our clients.

Lazard votes on behalf of our clients according to “Approved Guidelines” issued by the Proxy Committee. The Approved Guidelines determine whether a specific agenda item should be voted ‘For’, ‘Against,’ or is to be considered on a case-by-case basis. ProxyOps confirms that all vote instructions are in consistent with our approved voting guidelines. These guidelines are reviewed by the ProxyOps Manager and the Proxy Committee on an annual basis. The investment professional provides the vote recommendation in accordance with the Approved Guidelines. Any exceptions to this, which are rare, require approval from the Proxy Committee. In this case, the investment professional must provide detailed rationale for their recommendation, and the Proxy Committee will then determine whether or not that vote recommendation is to be accepted and applied to the specific meeting’s agenda. Case-by-case agendas are evaluated by Lazard investment professionals based on the specific facts relevant to an individual company. The Lazard investment professional formulates their vote recommendation based on their research of the company and their evaluation of the specific proposal. The analyst will assess the relevant factors in conjunction with the analysis of the company’s management and business performance. The investment professional may engage with the company’s executives or board members to improve our understanding of a proxy proposal and/or to provide our advice on how a company can enhance their corporate governance practices.

C. Conflicts of Interest

ProxyOps monitors all proxy votes for potential conflicts of interest that could be viewed as influencing the outcome of Lazard’s voting decision, such as:

•	Lazard manages the company’s pension plan

•	The shareholder proponent of a proposal is a Lazard client

•	A Lazard employee sits on a company’s board of directors

•	Lazard serves as financial advisor or provides other investment banking services to the company

•	A Lazard employee has a material relationship with the company

“Conflict Meetings” are voted in accordance with the Lazard Approved Guidelines. Case-by-case proposals are voted based on the vote recommendations of one or both of our proxy research providers, ISS and Glass Lewis.

D. Voting Exceptions

It is Lazard’s intention to vote all proposals at every meeting. However, there are instances when our voting is not practical or is not, in our view, in the best interests of our clients; shares held on loan and shares subject to liquidation impediment are two such circumstances where the benefit of voting can be significantly compromised.

Stock on Loan

Lazard does not generally vote proxies for securities that a client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares.

Under certain circumstances, Lazard may decide to recall loaned stock in order to vote the proxies. However, it is expected this will be done only in exceptional circumstances.

Share Blocking

In certain countries, the requirements or restrictions imposed to vote proxies may outweigh the benefit of voting. “Share blocking”, restricts the shareholders’ ability to sell their shares for a period of time from the date the instruction is issued, until the meeting has been completed. Therefore, ProxyOps will consult with the investment professional to determine if it is the best interests of the client to vote the proxy of a share blocked meeting.

E. How to Obtain Information

Information about Lazard’s Proxy Voting Policy and Approved Guidelines is available on request. If you would like to receive a copy of the Proxy Voting Policy and Approved Guidelines, you should contact your Lazard representative. If Lazard manages your account through a Separately Managed Account program, you should contact your financial advisor, who will be able to obtain the information for you.

Mellon Capital Management Corporation (“Mellon Capital”)

Mellon Capital, through its participation on The Bank of New York/Mellon Corporation’s Proxy Policy Committee, has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, Mellon Capital seeks to act solely in the best financial and economic interest of the applicable client. Mellon Capital will carefully review proposals that would limit shareholder control or could affect the value of a client’s investment. Mellon Capital generally will oppose proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. Mellon Capital will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve long-term goals.

On questions of social responsibility where economic performance does not appear to be an issue, Mellon Capital will attempt to ensure that management reasonably responds to the social issues.

All proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with written guidelines in effect from time to time. These proxy voting guidelines are based on research and recommendations provided by internal resources and third party vendors. The guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Proxy

Policy Committee, if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Proxy Policy Committee for discussion and vote. Additionally, the Proxy Policy Committee may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Mellon Capital weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

Mellon Capital recognizes its duty to vote proxies in the best interests of its clients. Mellon Capital seeks to avoid material conflicts of interest through the establishment of the Proxy Policy Committee, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, Mellon Capital and its affiliates engage a third party as an independent fiduciary to vote all proxies for The Bank of New York/Mellon Corporation securities and affiliated mutual fund securities.

Pacific Investment Management Company LLC (“PIMCO”)

DESCRIPTION OF PROXY VOTING POLICIES AND PROCEDURES

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights (collectively, “proxies”) are exercised in the best interests of accounts.

With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third party proxy research and voting service (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly.

With respect to the voting of proxies relating to fixed income securities, PIMCO’s fixed income credit research group (the “Credit Research Group”) is responsible for researching and issuing recommendations for voting proxies. With respect to each proxy received, the Credit Research Group researches the financial implications of the proxy proposal and makes voting recommendations specific for each account that holds the related fixed income security. PIMCO considers each proposal regarding a fixed income security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Credit Research Group. In the event that the Credit Research Group does not provide a recommendation with respect to a proposal, PIMCO may determine to vote the proposal directly.

PIMCO may determine not to vote a proxy for an equity or fixed income security if: (1) the effect on the applicable account’s economic interests or the value of the portfolio holding is insignificant in relation to the account’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In the event that the Proxy Voting Service or the Credit Research Group, as applicable, does not provide a recommendation or the portfolio managers of a client account propose to override a recommendation by the Proxy Voting Service, or the Credit Research Group, as applicable, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable account or among PIMCO-advised accounts. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable client account, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Conflicts Committee and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts. With respect to material conflicts of interest between one or more PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each client account’s best interests if the conflict exists between client accounts managed by different portfolio managers.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

Parametric Portfolio Associates LLC (“Parametric”)

Parametric acts as a discretionary investment adviser for various clients, which may include clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”). While Parametric’s standard policy is to not vote proxies for clients, the firm’s authority to vote proxies or act with respect to other shareholder actions may be established through the delegation of discretionary authority under an investment advisory contract. Therefore, unless a client (including a “named fiduciary” under ERISA) specifically reserves the right, in writing, in the investment management agreement or in a supplemental written communication, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, Parametric will vote all proxies and act on all other actions in a timely manner as part of the firm’s full discretionary authority over client assets in accordance with the proxy voting policies and procedures. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings and class actions.

For proxies voted by Parametric, the firm receives proxies and votes them in a timely manner and in a manner consistent with the determination of the client’s best interests. Each proxy issue will be considered individually. Proxy voting may be different for different types of clients. Although many proxy proposals can be voted in accordance with established guidelines (the “Guidelines”), it is recognized that some proposals require special consideration which may dictate that an exception is made to the Guidelines.

Parametric will review all proxy proposals for conflicts of interest as part of the overall vote review process. Where a proxy proposal raises a material conflict between Parametric’s interests and a client’s interest, the firm will resolve such a conflict in one or more of the following manners: vote in accordance with the Guidelines; obtain consent of clients; and/or client directive to use an independent third party. To the extent that Parametric has little or no discretion to deviate from the Guidelines with respect to the proposal in question, the firm will vote in accordance with the pre-determined voting policy. To the extent that Parametric has discretion to deviate from the Guidelines with respect to the proposal in question, the firm will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. If a client does not respond to such a conflict disclosure request or denies the request, Parametric will abstain from voting the securities held by the client’s account. Lastly, a client may, in writing, specifically direct Parametric to forward all proxy matters in which the firm has a conflict of interest regarding the client’s securities to an identified independent third party for review and recommendation. When the independent third party’s recommendations are received on a timely basis, Parametric will vote all such proxies in accordance with the third party’s recommendation; whereas, if the third party’s recommendations are not received in a timely manner, Parametric will abstain from voting the securities held by that client’s account.

Pzena Investment Management LLC (“Pzena”)

Pzena subscribes to Institutional Shareholder Services (“ISS”) proxy monitoring and voting agent service. However, Pzena retains ultimate responsibility for instructing ISS how to vote proxies on behalf of a Portfolio, and applies its own proxy voting guidelines, which are summarized below. If Pzena does not issue instructions for a particular vote, ISS will vote in accordance with Pzena’s guidelines or with management if Pzena’s guidelines do not address the proxy item. If it appears that a material conflict of interest has arisen, Pzena’s Chief Compliance Office will convene a meeting of its proxy voting committee to determine whether a conflict of interest exists and how that conflict should be resolved.

Pzena’s general positions on various proposals are as follows:

Director Matters – Pzena evaluates director nominees individually and as a group based on its own assessments and ISS’ recommendations. Pzena generally withholds votes from any insiders on audit, compensation or nominating committees, and from any insiders and affiliated outsiders with respect to boards that do not have majority independent directors.

Shareholder Rights – Pzena generally opposes classified boards and any other proposals designed to eliminate or restrict shareholders’ rights. Pzena supports anti-takeover measures that are in the best interests of shareholders, but opposes poison pills and other anti-takeover measures that entrench management or thwart the maximization of investment returns.

Compensation and Benefits Plans – Pzena generally supports incentive plans under which 50% or more of the shares awarded to top executives are tied to performance goals. Pzena votes against golden parachute or other incentive compensation arrangements which it deems excessive or unreasonable, which it considers to be significantly more economically attractive than continued employment, or which are triggered solely by the recipient (e.g. resignation).

Auditors – Pzena generally votes with management with respect to the appointment of auditors, so long as management is in compliance with current regulatory requirements focused on auditor independence and improved Board and committee representation.

Standish Mellon Asset Management Company LLC (“Standish”)

Standish, through its participation on The Bank of New York Mellon Corporation’s (“BNY Mellon”) Proxy Policy Committee (“PPC”), has adopted a Proxy Voting Policy, related procedures, and voting guidelines which are applied to those client accounts over which it has been delegated the authority to vote proxies. In voting proxies, Standish seeks to act solely in the best financial and economic interest of the applicable client. Standish will carefully review proposals that would limit shareholder control or could affect the value of a client’s investment. Standish generally will oppose proposals designed to insulate an issuer’s management unnecessarily from the wishes of a majority of shareholders. Standish will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable management to bargain effectively with potential suitors and otherwise achieve long-term goals. On questions of social responsibility where economic performance does not appear to be an issue, Standish will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the proposal including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. The PPC will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take actions on issues.

Standish recognizes its duty to vote proxies in the best interests of its clients. Standish seeks to avoid material conflicts of interest through its participation in the PPC, which applies detailed, pre-determined proxy voting guidelines (the “Voting Guidelines”) in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, Standish and its affiliates engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and affiliated mutual fund securities.

All proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with the Voting Guidelines. These guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized under the Voting Guidelines will be voted in accordance with any applicable guidelines or referred to the PPC, if the applicable guidelines so require. Proposals that cannot be categorized under the Voting Guidelines will be referred to the PPC for discussion and vote. Additionally, the PPC may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Standish weighs the cost of voting, and potential inability to sell the securities (which may occur during the voting process) against the benefit of voting the proxies to determine whether or not to vote.

In evaluating proposals regarding incentive plans and restricted stock plans, the PPC typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the PPC evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The PPC generally votes against proposals that permit the repricing or replacement of stock options without shareholder approval or that are silent on repricing and the company has a history of repricing stock options in a manner that the PPC believes is detrimental to shareholders. Standish will furnish a copy of its Proxy Voting Policy, any related procedures, and its Voting Guidelines to each advisory client upon request. Upon request, Standish will also disclose to an advisory client the proxy voting history for its account after the shareholder meeting has concluded.

Sustainable Growth Advisers, L.P. (“SGA”)

SGA’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interest of the clients, material conflicts are avoided and fiduciary obligations are fulfilled. The policy and procedures are updated as appropriate to take into account developments in the law, best practices in the industry, and refinements deemed appropriate by SGA. Material conflicts are resolved in the best interest of the clients or in accordance with specific client directives.

Designated individuals are assigned the duties of receiving and reviewing proxies. These individuals ensure that proxies are voted only for those clients that have designated this authority to SGA.

It is the policy of SGA to generally vote with management on routine matters affecting the future of the corporation. Occasionally, however when merger proposals or other corporate restructuring are involved, we vote shares we manage based on our best judgment as to what will produce the highest return relative to risk. Judgmental issues are reviewed by senior investment professionals to determine if adopting the proposal is in the best interest of our clients. An assessment is made to determine the extent to which there may be a material conflict between the adviser’s interests and those of the client. If conflicts arise, SGA will vote in accordance with its pre-determined policies.

There may be occasions (although SGA anticipates they would be rare) where the proxy guidelines or policies of one of the managed accounts may conflict with SGA’s general guidelines or with the guidelines or policies of another managed account. In such a case, it is SGA’s policy to attempt to comply with each of the different client policies so long as, in doing so, SGA continues to comply with ERISA and any other applicable law, regulation and policy. In order to achieve compliance with differing guidelines or policies, it may be necessary to vote the proxies on a proportionate basis (based on number of shares held). If there is to be a departure from a client’s proxy voting policy or guidelines, a Principal of SGA will contact the designated representative at the client to address and resolve the situation as appropriated.

Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”)

Vaughan Nelson utilizes the services of a Proxy Service Provider to assist in voting proxies. Vaughan Nelson undertakes to vote all client proxies in a manner reasonably expected to ensure the client’s best interest is upheld and in a manner that does not subrogate the client’s best interest to that of Vaughan Nelson’s in instances where a material conflict exists. Vaughan Nelson has created a Proxy Voting Guideline (“Guideline”) believed to be in the best interest of clients relating to common and recurring issues found within proxy voting material. The Guideline is the work product of Vaughan Nelson’s Investment Committee and it considers the nature of the firm’s business, the types of securities being managed and other sources of information including, but not limited to, research provided by an independent research firm, internal research, published information on corporate governance and experience. The Guideline helps to ensure voting consistency on issues common amongst issuers and to serve as evidence that a vote was not the product of a conflict of interest but rather a vote in accordance with a pre-determined policy. However, in many recurring and common proxy issues a “blanket voting approach” cannot be applied. In these instances the Guideline indicates that such issues will be addressed on a case-by-case basis in consultation with a portfolio manager to determine how to vote the issue in the client’s best interest.

In executing its duty to vote proxies for the client, a material conflict of interest may arise. Vaughan Nelson does not envision a large number of situations where a conflict of interest would exist, if any, between it and the client given the nature of its business, client base, relationships and the types of securities managed. Notwithstanding, if a conflict of interest arises Vaughan Nelson will undertake to vote the proxy or proxy issue in the client’s continued best interest. This will be accomplished by either casting the vote in accordance with the Guideline, if the application of such policy to the issue at hand involves little discretion on Vaughan Nelson’s part, or casting the vote as indicated by the independent third-party research firm.

Finally, there may be circumstances or situations that may preclude or limit the manner in which a proxy is voted. These may include: 1) mutual funds – whereby voting may be controlled by restrictions within the fund or the actions of authorized persons, 2) international securities – whereby the perceived benefit of voting an international proxy does not outweigh the anticipated costs of doing so, 3) new accounts – instances where security holdings assumed will be sold in the near term thereby limiting any benefit to be obtained by a vote of proxy material, 4) small combined holdings/unsupervised securities – where the firm does not have a significant holding or basis on which to offer advice, 5) a security is out on loan, or 6) securities held on record date but not held on meeting date.

Wellington Management Company LLP (“Wellington Management”)

The Portfolios for which Wellington Management serves as sub-adviser have granted to Wellington Management the authority to vote proxies on their behalf with respect to the assets managed by Wellington Management. Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of clients for whom it exercises proxy-voting discretion (“Global Proxy Policy and Procedures”). Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines.

STATEMENT OF POLICY

Wellington Management:

1)	Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it determines that it is in the best interest of one or more clients to refrain from voting a given proxy.

2)	Votes all proxies in the best interests of the client for whom it is voting, i.e., to maximize economic value.

3)	Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

RESPONSIBILITY AND OVERSIGHT

Investor and Counterparty Services (“ICS”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Corporate Governance Committee to develop practices that implement those requirements. Day-to-day administration of the proxy voting process is the responsibility of ICS, which also acts as a resource for portfolio managers and research analysts on proxy matters, as needed. The Corporate Governance Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines and for providing advice and guidance on specific proxy votes for individual issuers.

PROCEDURES

Use of Third-Party Voting Agent

Wellington Management uses the services of a third-party voting agent to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted.

Receipt of Proxy

If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.

Reconciliation

Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, ICS conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance and of current practices of specific companies.

Proxy Voting

Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

•	Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by ICS and voted in accordance with the Guidelines.

•	Issues identified as “case-by-case” in the Guidelines are further reviewed by ICS. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•	Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Wellington Management reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact ICS about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene.

OTHER CONSIDERATIONS

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

Securities Lending

In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).

Western Asset Management Company (“Western Asset”)

As Western Asset is a fixed-income only manager, the occasion to vote proxies is very rare. In the unlikely event a proxy vote is required, and the voting rights have not been reserved by the plan fiduciary, it is Western Asset’s policy to vote solely in the interests of plan participants and beneficiaries and for the exclusive purpose of providing economic benefits to them.

All Western Asset-voted proxies are logged when received, and the materials are then distributed to an appropriate portfolio manager or analyst who makes recommendations for the specific vote. Upon receipt of these recommendations, a member of Western Asset’s compliance team will log the rationales, and vote the proxy as per the recommendations, in accordance with the Firm’s Proxy Policy and Procedures.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

PricewaterhouseCoopers LLP serves as the Trust’s independent registered public accounting firm. The Trust’s financial statements as of June 30, 2015 have been audited by PricewaterhouseCoopers LLP whose address is 41 South High Street, Suite 2500, Columbus, OH, 43215. Such financial statements and accompanying report are set forth in the Trust’s Annual Report to Shareholders, which accompanies this Statement of Additional Information and is incorporated herein by reference.

RATINGS APPENDIX

RATINGS FOR CORPORATE DEBT SECURITIES

Moody’s Investors Service, Inc.	Standard & Poor’s Ratings Services

Aaa	AAA

Judged to be of the best quality; smallest degree of investment risk.	This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

Aa	AA

Judged to be of high quality by all standards; together with Aaa group, comprise what are generally known as “high grade bonds.”	Also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong.

A	A

Possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.	Strong capacity to pay principal and interest, although securities in this category are somewhat upper medium grade more susceptible to the adverse effects of changes in circumstances and economic conditions.

Baa	BBB

Medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for present but certain protective elements may be lacking or unreliable over time. Lacking in outstanding investment characteristics and have speculative characteristics as well.	Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

Ba	BB

Judged to have speculative elements: their future cannot be considered as well assured. Often the protection of interest and principal payments may every moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterize bonds in this class.	Bonds rated BB are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

B	B

Generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

Caa	CCC

Of poor standing, such issues may be in default or there may be present elements of danger with respect to principal or interest.

Bonds rated CCC have a current vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

Ca	CC

Represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Bonds rated CC have a current high vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal.

The rating CC is also applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.

C	C

The lowest rated class; can be regarded as having extremely poor prospects of ever attaining any real investment standing.	The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI

Reserved for income bonds on which no interest is being paid.

D

In payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

RATINGS FOR MUNICIPAL SECURITIES

The following summarizes the two highest ratings used by Standard & Poor’s Ratings Services for short term municipal notes:

SP-1 — Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a (+) designation.

SP-2 — Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

The following summarizes the two highest ratings used by Moody’s Investors Service, Inc. for short term notes:

MIG-1 — Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

MIG-1 — Obligations bearing these designations are of the high quality, with margins of protection ample although not so large as in the preceding group.

RATINGS FOR COMMERCIAL PAPER

The following summarizes the two highest ratings used by Standard & Poor’s Ratings Services for commercial paper:

Commercial Paper rated A-1 by Standard & Poor’s Corporation indicated that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted A-1+. Capacity for timely payment on commercial paper rated A-2 is strong, but the relative degree of safety is not as high as for issues designated A-1.

The following summarizes the two highest ratings used by Moody’s Investors Service, Inc. for commercial paper:

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

The following summarizes the ratings used by Fitch for commercial paper:

When assigning ratings, Fitch considers the historical and prospective financial condition, quality of management, and operating performance of the issuer and of any guarantor, any special features of a specific issue or guarantee, the issue’s relationship to other obligations of the issuer, as well as developments in the economic and political environment that might affect the issuer’s financial strength and credit quality. In the case of a structured financing, the quality of its underlying assets and the integrity of its legal structure are considered. In the case of banks, for which sector there is a history of rescue by sovereign “lenders of last resort” or by major shareholders, the potential strength of any such support is also taken into account in the ratings.

FITCH, INC. (“Fitch Ratings”)

Corporate Finance Obligations – Long-Term Rating Scales

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%–50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or Issuer Default Rating (“IDR”).

AAA — Highest credit quality. ‘AAA’ denotes the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA — Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A — High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB — Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB — Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B — Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC — Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC — Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C — Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Notes: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.

The subscript ‘emr’ is appended to a rating to denote embedded market risk which is beyond the scope of the rating. The designation is intended to make clear that the rating solely addresses the counterparty risk of the issuing bank. It is not meant to indicate any limitation in the analysis of the counterparty risk, which in all other respects follows published Fitch criteria for analyzing the issuing financial institution. Fitch does not rate these instruments where the principal is to any degree subject to market risk.

Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F-1 Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F-2 Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F-3 Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B -Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C- High short-term default risk. Default is a real possibility.

R-D Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D- Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

142